UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)
Copy to: Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797
Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

Item 1.  Reports to Stockholders.

PACE® Select Advisors Trust

Annual Report | July 31, 2018

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Introduction

September 19, 2018

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2018 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

The global economic expansion accelerates

The lengthy US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a revised 2.8% seasonally adjusted annualized rate during the third quarter of 2017. GDP growth then moderated to a revised 2.3% and 2.2% during the fourth quarter of 2017 and the first quarter of 2018, respectively. Finally, second quarter 2018 GDP grew at a 4.2% rate based on the US Commerce Department's second estimate.1 This represented the strongest pace since the third quarter of 2014.

As expected, the US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period. Specifically, the Fed raised rates in December 2017, March 2018 and June 2018. With its last rate hike, the federal funds rate2 moved to a range between 1.75% and 2.00%. In addition, starting in October 2017, the Fed began reducing its balance sheet. For the remainder of 2018, the Fed currently anticipates making two additional 0.25% rate hikes, while continuing to pare its balance sheet.

From a global perspective, in its July 2018 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "Global growth is projected to reach 3.9 percent in 2018 and 2019...but...the balance of risks has shifted further to the downside, including in the short term. The recently announced and anticipated tariff increases by the United States and retaliatory measures by trading partners have increased the likelihood of escalating and sustained trade actions. These could derail the recovery and depress medium-term growth prospects." From a regional perspective, the IMF projects 2018 growth in the eurozone will be 2.2%, compared to 2.4% in 2017. Japan's economy is expected to expand 1.0% in 2018, versus 1.7% in 2017. Elsewhere, the IMF projects that growth in emerging market countries will increase to 4.9% in 2018, versus 4.7% in 2017.

Global equities: The US leads the way

The global equity market generated positive results during the reporting period. US equities posted positive returns during 10 of the 12 months of the period. Supporting the market were corporate profits that often exceeded expectations and the December 2017 signing of a tax reform bill. All told, the US stock market, as measured by the S&P 500 Index,3 gained 16.24% for the 12 months ended July 31, 2018. International equities produced more muted gains, as growth rates in a number of countries moderated, global trade war concerns increased and, later in the period, the US dollar strengthened. International developed equities, as measured by the MSCI EAFE Index (net),4

1  Based on the Commerce Department's initial estimate announced on January 26, 2018, after the reporting period had ended.

2  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

rose 6.40% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 4.36%.

The fixed income market produces weak results

The global fixed income market posted weak results during the reporting period. In the US, short-term Treasury yields moved sharply higher in concert with the Fed's interest rate hikes. Longer-term Treasury yields also rose, albeit to a lesser extent. For the fiscal year as a whole, the yield on the US 10-year Treasury rose from 2.30% to 2.96% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays U.S. Aggregate Index,6 returned -0.80% for the 12 months ended July 31, 2018. Returns of riskier fixed income securities were mixed. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 gained 2.47% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 returned -1.09%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2018. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Government Money Market Investments only) and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of [date]. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Government Money Market Investments

Performance (unaudited)

The seven-day current yield for the Portfolio as of July 31, 2018 was 1.36% (after fee waivers/expense reimbursements).1 For more information on the Portfolio's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's comments (unaudited)

The Fed continued to normalize monetary policy during the reporting period. For example, the Fed raised rates in December 2017, March 2018 and June 2018. With its last rate hike, the federal funds rate moved to a range between 1.75% and 2.00%. In addition, the Fed began reducing its balance sheet in October 2017. For the remainder of 2018, the Fed currently expects to make two additional 0.25% rate hikes, while continuing to pare its balance sheet. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 40 days. This was decreased to 22 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Government Money Market Investments

Yields and characteristics at a glance—July 31, 2018 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.36%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.37
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.35
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.35
Weighted average maturity[2]	22 days
Portfolio composition[3]
US government and agency obligations	80.6%
Repurchase agreements	21.8
Other assets less liabilities	(2.4)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government and agency obligations—80.57%
Federal Farm Credit Bank 1 mo. USD LIBOR - 0.085%, 1.987%, due 08/30/18[1]	$1,000,000	$999,958
Federal Home Loan Bank 1.850%, due 08/01/18[2]	2,000,000	2,000,000
1.850%, due 08/03/18[2]	1,000,000	999,897
1.850%, due 08/07/18[2]	3,000,000	2,999,075
1.860%, due 08/14/18[2]	2,000,000	1,998,657
1.879%, due 08/08/18[2]	2,000,000	1,999,269
1.890%, due 08/06/18[2]	4,000,000	3,998,950
1.890%, due 08/08/18[2]	2,000,000	1,999,265
1.890%, due 08/28/18[2]	1,000,000	998,583
1.893%, due 08/22/18[2]	3,000,000	2,996,687
1.895%, due 08/07/18[2]	1,000,000	999,684
1.895%, due 08/10/18[2]	2,000,000	1,999,053
1.895%, due 08/24/18[2]	3,000,000	2,996,368
1.899%, due 08/01/18[2]	2,000,000	2,000,000
1.900%, due 08/08/18[2]	2,000,000	1,999,261
1.900%, due 08/15/18[2]	2,000,000	1,998,522
1.900%, due 08/20/18[2]	1,000,000	998,997
1.910%, due 08/15/18[2]	1,000,000	999,257
1.910%, due 08/24/18[2]	1,000,000	998,780
1.910%, due 08/30/18[2]	5,000,000	4,992,307
1.915%, due 08/16/18[2]	1,000,000	999,202
1.915%, due 08/17/18[2]	2,000,000	1,998,298
1.915%, due 09/13/18[2]	3,000,000	2,993,138
1.915%, due 09/14/18[2]	3,000,000	2,992,978
1.917%, due 08/31/18[2]	3,000,000	2,995,208
1.918%, due 08/15/18[2]	1,000,000	999,254
1.918%, due 09/26/18[2]	2,000,000	1,994,033
1.919%, due 08/29/18[2]	2,000,000	1,997,015
1.929%, due 09/19/18[2]	1,000,000	997,374
1.930%, due 09/07/18[2]	2,000,000	1,996,033
1.950%, due 10/04/18[2]	1,000,000	996,533
1.984%, due 10/26/18[2]	1,000,000	995,261
1.989%, due 10/24/18[2]	4,000,000	3,981,436
1.995%, due 10/17/18[2]	2,000,000	1,991,466
2.008%, due 10/31/18[2]	2,000,000	1,989,848
2.060%, due 12/11/18[2]	3,000,000	2,977,340
1 mo. USD LIBOR - 0.070%, 1.994%, due 08/25/18[1]	1,000,000	1,000,232
1 mo. USD LIBOR - 0.070%, 2.002%, due 08/28/18[1]	1,300,000	1,300,000
1 mo. USD LIBOR - 0.080%, 1.993%, due 08/17/18[1]	1,250,000	1,250,000
1 mo. USD LIBOR - 0.080%, 2.002%, due 08/19/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.080%, 2.020%, due 08/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.085%, 2.005%, due 08/03/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.090%, 1.996%, due 08/06/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.095%, 1.986%, due 08/21/18[1]	1,200,000	1,200,000
1 mo. USD LIBOR - 0.100%, 1.979%, due 08/18/18[1]	1,000,000	1,000,000
	Face amount	Value
US government and agency obligations—(continued)
1 mo. USD LIBOR - 0.100%, 1.981%, due 08/21/18[1]	$2,000,000	$2,000,000
1 mo. USD LIBOR - 0.105%, 1.965%, due 08/26/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.105%, 1.976%, due 08/22/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.105%, 1.981%, due 08/19/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.110%, 1.963%, due 08/17/18[1]	1,500,000	1,500,000
1 mo. USD LIBOR - 0.115%, 1.954%, due 08/24/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.115%, 1.949%, due 08/24/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.115%, 1.964%, due 08/18/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.115%, 1.967%, due 08/19/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.115%, 1.975%, due 08/03/18[1]	1,000,000	1,000,044
1 mo. USD LIBOR - 0.115%, 1.985%, due 08/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.120%, 1.952%, due 08/28/18[1]	1,000,000	999,999
1 mo. USD LIBOR - 0.125%, 1.956%, due 08/21/18[1]	3,000,000	3,000,129
1 mo. USD LIBOR - 0.125%, 1.947%, due 08/16/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.125%, 1.952%, due 08/27/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.125%, 1.961%, due 08/20/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.130%, 1.956%, due 08/10/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%, 1.942%, due 08/16/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.130%, 1.943%, due 08/17/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%, 1.951%, due 08/22/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%, 1.952%, due 08/01/18[1]	4,000,000	4,000,000
1 mo. USD LIBOR - 0.130%, 1.967%, due 08/08/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%, 1.932%, due 08/12/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%, 1.937%, due 08/16/18[1]	3,000,000	2,999,999
1 mo. USD LIBOR - 0.135%, 1.937%, due 08/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%, 1.937%, due 08/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%, 1.965%, due 08/05/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.140%, 1.927%, due 08/12/18[1]	1,000,000	1,000,000

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government and agency obligations—(concluded)
1 mo. USD LIBOR - 0.140%, 1.924%, due 08/25/18[1]	$2,000,000	$2,000,000
1 mo. USD LIBOR - 0.140%, 1.932%, due 08/16/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.140%, 1.960%, due 08/05/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.145%, 1.927%, due 08/29/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.145%, 1.927%, due 08/15/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.150%, 1.922%, due 08/16/18[1]	3,000,000	3,000,000
1 mo. USD LIBOR - 0.155%, 1.912%, due 08/12/18[1]	1,000,000	1,000,000
3 mo. USD LIBOR - 0.210%, 2.125%, due 10/26/18[1]	2,000,000	1,999,848
3 mo. USD LIBOR - 0.340%, 1.991%, due 10/10/18[1]	2,000,000	2,000,000
3 mo. USD LIBOR - 0.340%, 2.002%, due 10/24/18[1]	1,000,000	1,000,000
3 mo. USD LIBOR - 0.160%, 2.170%, due 08/24/18[1]	1,000,000	1,001,287
US Treasury Bill 1.809%, due 08/09/18[2]	3,000,000	2,998,816
US Treasury Note 3 mo. Treasury money market yield + 0.170%, 2.180%, due 08/01/18[1]	1,000,000	1,000,020
Total US government and agency obligations (cost—$152,117,361)		152,117,361
	Face amount	Value
Repurchase agreements—21.82%
Repurchase agreement dated 07/31/18 with Fixed Income Clearing Corp., 0.350% due 08/01/18, collateralized by $210,000 US Treasury Note, 2.000% due 04/30/24; (value—$201,091); proceeds: $195,002	$195,000	$195,000
Repurchase agreement dated 07/31/18 with Goldman Sachs & Co., 1.890% due 08/01/18, collateralized by $3,548,000 Federal National Mortgage Association obligations, 6.625% to 7.250% due 05/15/30 to 11/15/30, $4,645,900 US Treasury Inflation Index Bond, 2.500% due 01/15/29 and $45,270,404 US Treasury Bond STRIPs, zero coupon due 02/15/23 to 02/15/42; (value—$41,820,012); proceeds: $41,002,153	41,000,000	41,000,000
Total repurchase agreements (cost—$41,195,000)		41,195,000
Total investments (cost—$193,312,361 which approximates cost for federal income tax purposes)—102.39%		193,312,361
Liabilities in excess of other assets—(2.39)%		(4,518,375)
Net assets—100.00%		$188,793,986

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$152,117,361	$—	$152,117,361
Repurchase agreements	—	41,195,000	—	41,195,000
Total	$—	$193,312,361	$—	$193,312,361

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned -0.87% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned -0.41%, and the Lipper US Mortgage Funds category posted a median return of -0.66%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Overall, US interest rate strategies were negative for performance. A modest overweight to US duration detracted from performance as US Treasury yields generally rose. (Duration measures a portfolio's sensitivity to interest rate changes.) Additionally, yield curve positioning, including an overweight to short-term yields detracted from performance as they rose the most during the period.

Relative value positioning within the agency mortgage-backed security (MBS) sector added to returns. An overweight to Freddie Mac and Fannie Mae securities contributed to results as these segments outperformed the broader mortgage market. Additionally, an overall underweight to Ginnie Mae bonds was relatively beneficial as this segment lagged the broader mortgage market. Conversely, security selection within 30-year Fannie Mae mortgages detracted from performance. Exposure to mortgage credit, including select non-agency and commercial mortgages, contributed to returns.

Overall, derivative usage was positive during the period as the Portfolio was short long-term US swap rates and they underperformed Treasury rates. The Portfolio used interest rate swaps and constant maturity swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps detracted from performance due to premium payments made. Total return swaps, used to replicate broad exposure to interest only agency mortgages while limiting idiosyncratic risk of owning individual bonds, was neutral for performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.12)%	1.89%	3.37%
Class C2	(1.59)	1.40	2.85
Class Y3	(0.87)	2.16	3.63
Class P4	(0.87)	2.14	3.63
After deducting maximum sales charge
Class A1	(4.83)	1.11	2.97
Class C2	(2.31)	1.40	2.85
Bloomberg Barclays US Mortgage-Backed Securities Index[5]	(0.41)	2.25	3.54
Lipper US Mortgage Funds median	(0.66)	2.03	3.58

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.53)%	1.85%	3.33%
Class C2	(1.10)	1.33	2.81
Class Y3	(0.35)	2.11	3.58
Class P4	(0.35)	2.09	3.59
After deducting maximum sales charge
Class A1	(4.26)	1.08	2.94
Class C2	(1.83)	1.33	2.81

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.08% and 0.97%; Class C—1.58% and 1.47%; Class Y—0.99% and 0.72%; and Class P—0.92% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Bloomberg Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—July 31, 2018 (unaudited)

Characteristics
Weighted average duration	4.43 yrs.
Weighted average maturity	6.05 yrs.
Average coupon	2.99%
Top ten holdings (long holdings)[1]	Percentage of net assets
FNMA TBA, 3.500%	15.9%
FHLMC TBA, 3.500%	8.8
GNMA II TBA, 4.000%	8.1
FNMA TBA, 3.000%	7.0
GNMA II TBA, 3.500%	5.0
GNMA II TBA, 3.000%	4.5
FHLMC TBA, 4.000%	3.2
FHLMC TBA, 3.000%	3.1
FNMA TBA, 5.000%	3.0
FNMA TBA, 2.500%	2.9
Total	61.5%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	127.8%
Asset-backed securities	18.5
Collateralized mortgage obligations	17.2
US government obligations	5.5
Commercial mortgage-backed securities	0.5
Short-term investment	0.5
Stripped mortgage-backed securities	0.5
Options, swaptions, and swaps	0.1
Investments sold short	(9.7)
Cash equivalents and other assets less liabilities	(60.9)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government obligations—5.51%
US Treasury Notes 1.750%, due 05/31/22	$2,930,000	$2,817,378
2.250%, due 11/15/25[1]	1,800,000	1,719,773
2.250%, due 02/15/27	9,675,000	9,165,551
2.375%, due 01/31/23	1,100,000	1,078,730
2.375%, due 05/15/27	2,500,000	2,389,160
2.750%, due 05/31/23	3,000,000	2,987,813
2.750%, due 02/28/25[1]	1,500,000	1,485,293
Total US government obligations (cost—$22,459,637)		21,643,698
Government national mortgage association certificates—35.46%
GNMA 3.000%, due 11/15/42[1]	103,576	101,456
3.000%, due 02/15/43[1]	603,160	592,845
3.000%, due 05/15/43[1]	1,489,075	1,461,412
3.000%, due 06/15/43[1]	466,286	457,157
3.000%, due 07/15/43[1]	118,206	115,545
3.000%, due 01/15/45[1]	433,411	426,040
3.000%, due 02/15/45[1]	48,066	47,093
3.000%, due 07/15/45[1]	669,478	655,870
3.000%, due 08/15/45[1]	50,458	49,295
3.000%, due 10/15/45[1]	1,000,883	979,467
3.000%, due 12/15/45	602,136	588,261
3.500%, due 11/15/42[1]	714,505	716,722
3.500%, due 03/15/45	301,979	302,302
3.500%, due 04/15/45	824,784	825,814
4.000%, due 12/15/41	1,384,274	1,422,095
4.000%, due 01/15/47	180,484	185,135
4.000%, due 02/15/47	980,519	1,005,776
4.000%, due 04/15/47	1,025,548	1,051,981
4.500%, due 09/15/39	734,859	776,346
4.500%, due 06/15/40	336,646	355,669
4.500%, due 12/15/45	19,260	20,018
4.500%, due 07/15/46	8,367	8,694
4.500%, due 08/15/46	12,875	13,377
4.500%, due 09/15/46	496,005	515,464
4.500%, due 10/15/46	713,348	741,152
4.500%, due 01/15/47	917,428	953,568
5.000%, due 12/15/34	158,311	165,508
5.000%, due 04/15/38	155,553	165,450
5.000%, due 08/15/39	229,595	239,752
5.000%, due 12/15/39	11,241	11,815
5.000%, due 05/15/40	309,243	325,019
5.000%, due 09/15/40	6,036	6,301
5.000%, due 05/15/41	37,038	38,652
5.500%, due 08/15/35	25,590	27,783
5.500%, due 02/15/38	2,603	2,818
5.500%, due 04/15/38	230,309	248,917
5.500%, due 05/15/38	239,880	257,613
5.500%, due 06/15/38	132,129	141,846
5.500%, due 10/15/38	659,560	713,344
5.500%, due 11/15/38	40,901	43,953
5.500%, due 12/15/38	7,732	8,373
5.500%, due 03/15/39	32,714	35,064
5.500%, due 05/15/39	60,221	64,547
	Face amount	Value
Government national mortgage association certificates—(continued)
5.500%, due 09/15/39	$315,696	$339,031
5.500%, due 01/15/40	4,876	5,236
5.500%, due 03/15/40	361,340	390,937
6.500%, due 02/15/29	651	716
6.500%, due 01/15/36	11,007	12,090
6.500%, due 09/15/36	192,714	214,307
6.500%, due 02/15/37	10,961	12,040
6.500%, due 04/15/37	7,183	7,889
6.500%, due 01/15/38	9,073	9,966
6.500%, due 06/15/38	27,650	30,371
6.500%, due 07/15/38	21,393	23,858
6.500%, due 11/15/38	6,202	7,080
7.500%, due 08/15/21	641	642
8.000%, due 02/15/23	291	305
8.250%, due 04/15/19	390	390
10.500%, due 02/15/19	2,552	2,557
10.500%, due 07/15/19	1,350	1,353
10.500%, due 07/15/20	883	886
10.500%, due 08/15/20	5,811	5,829
GNMA I 3.000%, due 12/15/45	71,380	69,794
4.500%, due 12/15/45	16,376	17,045
GNMA II 2.500%, due 04/20/47	954,336	901,305
3.000%, due 09/20/47	5,205,834	5,078,733
3.500%, due 04/20/45	12,878	12,916
3.500%, due 11/20/45	818,017	820,608
3.500%, due 04/20/46	932,260	935,188
3.500%, due 05/20/46	1,935,402	1,962,668
3.500%, due 04/20/47	634,305	636,293
3.500%, due 07/20/47	1,294,334	1,299,983
3.500%, due 08/20/47	528,015	530,631
3.500%, due 09/20/47	217,630	218,607
3.500%, due 11/20/47	746,245	749,384
3.500%, due 12/20/47	145,703	146,421
3.500%, due 01/20/48	848,219	851,091
3.500%, due 02/20/48	2,681,057	2,687,434
3.750%, due 05/20/30	659,654	669,981
4.000%, due 12/20/40	740,515	751,191
4.000%, due 07/20/41	50,683	51,845
4.000%, due 03/20/48	492,845	505,893
4.000%, due 04/20/48	244,810	251,494
4.000%, due 05/20/48	119,875	123,451
4.000%, due 06/20/48	132,131	135,614
4.500%, due 10/20/44	507,251	524,627
4.500%, due 02/20/45	404,726	418,654
4.500%, due 08/20/45	312,233	328,517
4.500%, due 02/20/46	347,959	360,043
5.000%, due 12/20/33	250,667	268,182
5.000%, due 01/20/34	127,578	136,444
5.000%, due 02/20/38	168,217	179,484
5.000%, due 04/20/38	186,170	199,072
5.000%, due 08/20/41	23,237	24,791
5.000%, due 12/20/42	35,506	37,789
5.000%, due 08/20/43	2,904,614	3,091,356
6.000%, due 10/20/38	6,004	6,237

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 09/20/32	$2,863	$3,047
6.500%, due 11/20/38	11,127	11,447
6.500%, due 12/20/38	16,296	16,750
7.000%, due 03/20/28	43,931	44,364
9.000%, due 04/20/25	6,226	6,777
9.000%, due 12/20/26	2,852	2,952
9.000%, due 01/20/27	9,007	9,126
9.000%, due 09/20/30	1,054	1,056
9.000%, due 10/20/30	3,429	3,530
9.000%, due 11/20/30	4,516	4,558
GNMA II ARM 1 year CMT + 1.500%, 2.625%, due 06/20/22[2]	26,176	26,676
1 year CMT + 1.500%, 2.625%, due 04/20/24[2]	49,171	49,413
1 year CMT + 1.500%, 2.625%, due 05/20/25[2]	4,694	4,814
1 year CMT + 1.500%, 2.625%, due 04/20/26[2]	80,548	81,782
1 year CMT + 1.500%, 2.625%, due 06/20/26[2]	35,242	36,093
1 year CMT + 1.500%, 2.625%, due 04/20/27[2]	21,051	21,688
1 year CMT + 1.500%, 2.625%, due 04/20/30[2]	14,080	14,563
1 year CMT + 1.500%, 2.625%, due 05/20/30[2]	333,733	345,102
1 year CMT + 1.500%, 2.750%, due 09/20/21[2]	36,192	36,899
1 year CMT + 1.500%, 2.750%, due 08/20/25[2]	12,263	12,567
1 year CMT + 1.500%, 2.750%, due 09/20/25[2]	16,134	16,536
1 year CMT + 1.500%, 2.750%, due 08/20/26[2]	19,323	19,846
1 year CMT + 1.500%, 2.750%, due 09/20/26[2]	3,019	3,101
1 year CMT + 1.500%, 2.750%, due 07/20/27[2]	7,134	7,342
1 year CMT + 1.500%, 2.750%, due 08/20/27[2]	19,660	19,936
1 year CMT + 1.500%, 2.750%, due 07/20/30[2]	77,340	79,795
1 year CMT + 1.500%, 2.750%, due 08/20/30[2]	75,701	78,149
1 year CMT + 1.500%, 3.000%, due 05/20/25[2]	28,711	29,492
1 year CMT + 1.500%, 3.000%, due 06/20/25[2]	12,263	12,483
1 year CMT + 1.500%, 3.125%, due 11/20/21[2]	4,883	4,865
1 year CMT + 1.500%, 3.125%, due 10/20/30[2]	12,204	12,478
1 year CMT + 1.500%, 3.375%, due 01/20/23[2]	22,572	22,936
	Face amount	Value
Government national mortgage association certificates—(concluded)
1 year CMT + 1.500%, 3.375%, due 03/20/23[2]	$10,093	$10,232
1 year CMT + 1.500%, 3.375%, due 01/20/24[2]	30,262	30,432
1 year CMT + 1.500%, 3.375%, due 01/20/25[2]	4,005	4,096
1 year CMT + 1.500%, 3.375%, due 02/20/25[2]	7,137	7,218
1 year CMT + 1.500%, 3.375%, due 03/20/26[2]	9,906	10,083
1 year CMT + 1.500%, 3.375%, due 01/20/27[2]	67,611	67,347
1 year CMT + 1.500%, 3.375%, due 02/20/27[2]	6,107	6,156
1 year CMT + 1.500%, 3.375%, due 01/20/28[2]	9,521	9,800
1 year CMT + 1.500%, 3.375%, due 02/20/28[2]	6,128	6,157
1 year CMT + 1.500%, 3.500%, due 03/20/25[2]	19,288	19,250
3.500%, due 07/20/47	4,178,131	4,205,122
3.500%, due 01/20/48	2,486,667	2,497,827
1 year CMT + 1.500%, 4.000%, due 06/20/19[2]	1,726	1,718
4.000%, due 04/20/48	754,470	776,281
GNMA TBA 4.000%	4,000,000	4,088,594
4.500%	2,000,000	2,076,686
GNMA II TBA 3.000%	18,000,000	17,544,375
3.500%	19,500,000	19,530,469
4.000%	31,200,000	31,891,030
4.500%	9,000,000	9,344,736
5.000%	3,000,000	3,144,727
Total government national mortgage association certificates (cost—$140,253,299)		139,226,057
Federal home loan mortgage corporation certificates—29.65%
FHLMC 2.500%, due 01/01/31	337,446	326,408
2.500%, due 11/01/31	75,957	73,520
2.500%, due 07/01/32	196,949	190,629
2.500%, due 08/01/32	940,226	910,059
2.500%, due 09/01/32	1,182,184	1,144,244
2.500%, due 11/01/32	1,031,536	998,407
2.500%, due 12/01/32	1,049,503	1,015,793
2.500%, due 01/01/33	260,258	251,895
3.000%, due 01/01/33	3,343,993	3,310,858
3.000%, due 04/01/43	308,805	299,951
3.000%, due 05/01/43	235,319	228,585
3.000%, due 12/01/44	278,749	270,764
3.000%, due 04/01/45	1,573,175	1,523,073
3.000%, due 08/01/46	491,443	470,047
3.000%, due 12/01/46	8,222,201	7,932,247
3.000%, due 01/01/47	751,417	724,263

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Federal home loan mortgage corporation certificates—(continued)
3.000%, due 10/01/47	$297,944	$287,150
3.000%, due 02/01/48	12,676,007	12,217,089
3.000%, due 04/01/48	7,719,818	7,439,925
3.000%, due 06/01/48	399,186	384,738
3.500%, due 09/01/32	556,754	562,393
3.500%, due 08/01/48	1,000,000	991,055
4.000%, due 01/01/37	353,422	360,060
4.000%, due 07/01/43	257,343	263,684
4.000%, due 08/01/44	3,426,616	3,516,879
4.500%, due 10/01/33	49,836	50,741
4.500%, due 09/01/34	943,128	950,301
4.500%, due 01/01/36	24,611	25,254
4.500%, due 05/01/37	8,976	9,211
4.500%, due 05/01/38	35,708	36,022
5.000%, due 10/01/25	51,678	54,461
5.000%, due 11/01/27	7,937	8,364
5.000%, due 07/01/33	10,328	10,316
5.000%, due 09/01/33	232,002	248,539
5.000%, due 06/01/34	10,320	10,954
5.000%, due 04/01/35	34,524	36,383
5.000%, due 05/01/35	103,638	110,381
5.000%, due 07/01/35	905,834	963,912
5.000%, due 08/01/35	30,567	32,564
5.000%, due 10/01/35	25,523	27,182
5.000%, due 12/01/35	879	938
5.000%, due 07/01/38	294,342	313,260
5.000%, due 11/01/38	235,941	251,260
5.000%, due 06/01/39	59,033	62,901
5.000%, due 03/01/40	7,076	7,541
5.000%, due 07/01/40	324,053	344,641
5.000%, due 09/01/40	165,210	175,372
5.000%, due 11/01/40	281,161	298,904
5.000%, due 02/01/41	466,505	495,714
5.000%, due 03/01/41	34,062	36,306
5.000%, due 04/01/41	86,276	91,658
5.000%, due 05/01/41	181,646	192,987
5.000%, due 07/01/41	43,201	45,780
5.000%, due 08/01/44	83,307	89,037
5.500%, due 06/01/28[1]	1,478	1,574
5.500%, due 02/01/32[1]	1,868	2,019
5.500%, due 12/01/32[1]	3,819	4,130
5.500%, due 02/01/33[1]	45,756	48,753
5.500%, due 05/01/33[1]	800	865
5.500%, due 06/01/33[1]	214,676	232,126
5.500%, due 12/01/33[1]	51,185	55,035
5.500%, due 12/01/34[1]	45,949	49,743
5.500%, due 06/01/35[1]	749,662	811,291
5.500%, due 07/01/35[1]	5,524	5,882
5.500%, due 10/01/35[1]	190,117	203,919
5.500%, due 12/01/35[1]	114,051	123,289
5.500%, due 06/01/36[1]	426,935	462,206
5.500%, due 07/01/36[1]	22,513	22,801
5.500%, due 12/01/36[1]	665,725	717,586
5.500%, due 03/01/37	80,350	86,526
5.500%, due 07/01/37	63,296	65,454
5.500%, due 10/01/37	3,741	4,021
5.500%, due 04/01/38	132,634	143,152
	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
5.500%, due 05/01/38	$13,116	$14,065
5.500%, due 12/01/38	2,667	2,870
5.500%, due 01/01/39	59,467	64,053
5.500%, due 09/01/39	185,528	200,950
5.500%, due 02/01/40	8,330	8,952
5.500%, due 03/01/40	7,634	8,158
5.500%, due 05/01/40	112,404	121,051
5.500%, due 03/01/41	120,338	129,623
6.000%, due 11/01/37	1,044,203	1,141,741
7.000%, due 08/01/25	181	193
11.000%, due 06/01/19	47	47
11.000%, due 09/01/20	36	36
FHLMC ARM 1 year CMT + 2.137%, 3.427%, due 01/01/28[2]	12,392	12,660
1 year CMT + 2.250%, 3.486%, due 09/01/34[2]	1,055,620	1,117,720
12 mo. USD LIBOR + 1.766%, 3.515%, due 11/01/36[2]	348,732	365,859
1 year CMT + 2.180%, 3.590%, due 04/01/29[2]	49,177	50,113
12 mo. USD LIBOR + 1.864%, 3.637%, due 11/01/41[2]	2,288,746	2,394,923
1 year CMT + 2.299%, 3.669%, due 10/01/23[2]	15,766	16,101
1 year CMT + 2.438%, 3.751%, due 10/01/27[2]	122,478	128,162
1 year CMT + 2.218%, 3.804%, due 07/01/24[2]	65,503	66,408
1 year CMT + 2.131%, 3.808%, due 11/01/27[2]	58,370	59,109
12 mo. USD LIBOR + 1.781%, 3.853%, due 10/01/39[2]	1,837,677	1,929,255
1 year CMT + 2.625%, 3.875%, due 01/01/30[2]	24,434	24,496
1 year CMT + 2.257%, 3.924%, due 11/01/29[2]	180,094	187,316
1 year CMT + 2.415%, 3.965%, due 01/01/29[2]	114,223	119,535
1 year CMT + 2.282%, 3.967%, due 06/01/28[2]	148,259	154,182
1 year CMT + 2.363%, 3.983%, due 12/01/29[2]	21,997	22,724
1 year CMT + 2.415%, 3.987%, due 11/01/25[2]	99,176	103,901
1 year CMT + 2.459%, 3.994%, due 10/01/27[2]	108,654	113,367
1 year CMT + 2.282%, 4.104%, due 07/01/28[2]	75,424	78,085
FHLMC TBA 3.500%	35,000,000	34,635,840
4.000%	12,500,000	12,672,332
4.500%	5,000,000	5,185,058
5.000%	1,500,000	1,580,801
Total federal home loan mortgage corporation certificates (cost—$117,445,000)		116,424,658

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Federal housing administration certificates—0.02%
FHA GMAC 7.400%, due 02/01/21[3,7]	$6,040	$6,048
FHA Reilly 6.896%, due 07/01/20[3,7]	56,516	56,559
Total federal housing administration certificates (cost—$62,602)		62,607
Federal national mortgage association certificates—62.75%
FNMA 2.000%, due 05/01/28	201,389	192,735
2.000%, due 09/01/31	235,149	221,834
2.000%, due 11/01/31	576,167	543,628
2.000%, due 01/01/32	131,756	124,298
2.348%, due 09/01/19	420,008	415,903
2.500%, due 06/01/28	259,727	253,326
2.500%, due 07/01/28	1,931,674	1,883,960
2.500%, due 08/01/28	642,228	626,336
2.500%, due 09/01/30	40,998	39,870
2.500%, due 11/01/30	62,723	60,995
2.500%, due 04/01/47	249,999	233,168
2.610%, due 05/01/19	5,000,000	4,985,538
12 mo. USD LIBOR + 1.790%, 2.717%, due 02/01/42[2]	556,396	586,032
3.000%, due 05/01/28	248,095	247,314
3.000%, due 02/01/30	439,012	437,494
3.000%, due 04/01/30	126,618	125,908
3.000%, due 05/01/30	128,998	128,273
3.000%, due 08/01/30	222,608	221,358
3.000%, due 10/01/30	40,555	40,327
3.000%, due 11/01/30	293,896	291,707
3.000%, due 12/01/30	359,159	356,273
3.000%, due 04/01/31	2,686,532	2,671,462
3.000%, due 06/01/32	293,848	291,341
3.000%, due 10/01/42	608,968	592,551
3.000%, due 01/01/43	2,338,324	2,273,829
3.000%, due 04/01/43	922,267	896,453
3.000%, due 05/01/43	965,592	938,561
3.000%, due 06/01/43	133,654	129,917
3.000%, due 09/01/43	1,199,662	1,166,211
3.000%, due 11/01/46	99,999	96,531
3.000%, due 12/01/46	7,519,489	7,265,071
3.440%, due 02/01/32	2,486,908	2,431,472
3.500%, due 11/01/25	450,831	455,592
3.500%, due 08/01/29	90,233	91,381
3.500%, due 12/01/41	1,191,225	1,190,964
3.500%, due 03/01/42	519,073	518,695
3.500%, due 04/01/42	61,560	61,185
3.500%, due 12/01/42	1,900,650	1,899,266
3.500%, due 03/01/43	1,069,600	1,067,471
3.500%, due 05/01/43	4,404,071	4,407,667
3.500%, due 07/01/43	381,154	380,053
3.500%, due 06/01/45	4,915,130	4,885,683
3.500%, due 08/01/45	103,299	102,681
3.500%, due 09/01/46	1,811,144	1,805,856
3.500%, due 08/01/47	606,682	602,309
3.500%, due 09/01/47	799,532	795,088
	Face amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 11/01/47	$1,136,907	$1,128,210
3.500%, due 12/01/47	1,028,799	1,021,436
3.500%, due 02/01/48	2,424,369	2,405,678
3.500%, due 03/01/48	2,074,325	2,058,034
3.570%, due 07/01/28	8,773,000	8,771,198
3.600%, due 08/01/23	793,306	810,954
1 year CMT + 2.040%, 3.670%, due 09/01/41[2]	660,125	689,459
1 year CMT + 2.280%, 3.763%, due 05/01/35[2]	207,894	219,969
1 year CMT + 2.220%, 3.775%, due 10/01/37[2]	2,807,457	2,961,415
12 mo. USD LIBOR + 1.731%, 3.844%, due 05/01/38[2]	1,754,475	1,842,560
1 year CMT + 2.238%, 3.945%, due 01/01/36[2]	571,480	602,635
4.000%, due 07/01/25[1]	14,952	15,319
4.000%, due 08/01/25[1]	40,646	41,646
4.000%, due 09/01/25[1]	36,538	37,438
4.000%, due 10/01/25[1]	19,312	19,778
4.000%, due 11/01/25[1]	126,963	130,080
4.000%, due 01/01/26[1]	327,816	336,005
4.000%, due 02/01/26[1]	823,238	843,576
4.000%, due 03/01/26[1]	764,297	783,075
4.000%, due 04/01/26[1]	1,721,886	1,765,027
4.000%, due 08/01/32[1]	9,608	9,870
4.000%, due 06/01/33[1]	172,065	176,787
4.000%, due 07/01/33[1]	360,057	368,406
4.000%, due 07/01/34[1]	1,044,403	1,073,076
4.000%, due 07/01/38[1]	3,487,712	3,579,920
4.000%, due 05/01/39[1]	153,128	156,682
4.000%, due 09/01/39[1]	348,398	356,477
4.000%, due 09/01/40[1]	3,438,631	3,518,991
4.000%, due 12/01/40[1]	4,554,945	4,672,375
4.000%, due 04/01/41[1]	1,046,424	1,072,296
4.000%, due 11/01/41[1]	750,644	771,017
4.000%, due 12/01/41[1]	1,036,711	1,064,845
4.000%, due 07/01/42	3,862,140	3,970,446
4.000%, due 07/01/42	487,046	495,502
4.000%, due 09/01/42	6,108,908	6,272,734
4.000%, due 10/01/42	4,648,134	4,774,256
4.000%, due 07/01/43	486,654	496,147
4.000%, due 12/01/44	56,150	57,139
4.000%, due 06/01/45	37,310	37,956
4.000%, due 08/01/45	2,744,765	2,790,566
4.000%, due 03/01/47	156,597	159,162
4.000%, due 09/01/47	393,151	399,590
4.000%, due 10/01/47	2,189,430	2,225,753
4.000%, due 12/01/47	219,471	223,066
4.000%, due 01/01/48	1,939,467	1,971,619
4.500%, due 05/01/19[1]	360	363
4.500%, due 09/01/19[1]	15,575	15,694
4.500%, due 08/01/20[1]	3,577	3,604
4.500%, due 01/01/21[1]	24,697	24,886
4.500%, due 05/01/21[1]	24,853	25,043
4.500%, due 03/01/23[1]	5,994	6,194
4.500%, due 06/01/29[1]	32,680	33,913

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Federal national mortgage association certificates—(continued)
4.500%, due 06/01/35[1]	$16,643	$16,750
4.500%, due 01/01/39[1]	1,860	1,930
4.500%, due 03/01/39[1]	11,654	12,210
4.500%, due 06/01/39[1]	77,405	81,095
4.500%, due 07/01/39[1]	2,917	3,027
4.500%, due 08/01/39[1]	127,865	132,758
4.500%, due 10/01/39[1]	5,563	5,828
4.500%, due 12/01/39[1]	445,913	467,517
4.500%, due 01/01/40[1]	4,242	4,456
4.500%, due 02/01/40[1]	4,674	4,903
4.500%, due 03/01/40[1]	82,681	86,658
4.500%, due 08/01/40[1]	75,951	79,602
4.500%, due 11/01/40[1]	410,861	430,939
4.500%, due 07/01/41[1]	509,920	534,478
4.500%, due 08/01/41[1]	901,548	945,555
4.500%, due 09/01/41[1]	35,327	36,866
4.500%, due 01/01/42[1]	2,451,772	2,569,376
4.500%, due 08/01/42[1]	4,674	4,893
4.500%, due 09/01/43[1]	353,147	371,139
4.500%, due 11/01/43[1]	79,483	83,314
4.500%, due 07/01/44[1]	354,316	371,220
4.500%, due 12/01/44[1]	2,170	2,260
5.000%, due 03/01/23	2,300	2,392
5.000%, due 05/01/23	64,949	67,333
5.000%, due 03/01/25	18,104	19,135
5.000%, due 03/01/33	19,282	19,450
5.000%, due 05/01/37	9,341	9,623
5.000%, due 09/01/37	28,740	30,039
5.000%, due 06/01/38	48,802	51,021
5.500%, due 06/01/23[1]	425,952	454,820
5.500%, due 10/01/24[1]	6,784	7,244
5.500%, due 11/01/25[1]	9,027	9,639
5.500%, due 07/01/27[1]	103,548	110,566
5.500%, due 11/01/32[1]	84,661	90,994
5.500%, due 12/01/33[1]	1,271	1,370
5.500%, due 04/01/34[1]	30,663	33,053
5.500%, due 01/01/35[1]	123,693	132,076
5.500%, due 04/01/36[1]	85,532	91,329
5.500%, due 05/01/37[1]	207,424	225,379
5.500%, due 07/01/37	115,992	125,878
5.500%, due 06/01/38	171,253	184,490
5.500%, due 06/01/39	999,804	1,084,988
5.500%, due 11/01/39	398,851	433,380
5.500%, due 07/01/40	520,901	560,038
5.500%, due 02/01/42	290,057	312,904
6.000%, due 12/01/18	214	232
6.000%, due 07/01/19	415	450
6.000%, due 11/01/21	31,326	31,877
6.000%, due 01/01/23	118,604	121,133
6.000%, due 03/01/23	126,647	131,145
6.000%, due 09/01/25	768,309	833,185
6.000%, due 11/01/26	22,770	24,693
6.000%, due 02/01/32	74,102	80,383
6.000%, due 12/01/32	13,818	15,110
6.000%, due 02/01/33	28,834	31,372
6.000%, due 09/01/34	138,246	151,042
6.000%, due 05/01/35	65,307	70,921
	Face amount	Value
Federal national mortgage association certificates—(concluded)
6.000%, due 06/01/35	$17,856	$19,490
6.000%, due 07/01/35	46,154	50,143
6.000%, due 09/01/35	1,685	1,841
6.000%, due 01/01/36	32,960	36,069
6.000%, due 06/01/36	233	252
6.000%, due 09/01/36	42,057	46,019
6.000%, due 10/01/36	16,733	18,259
6.000%, due 12/01/36	138,752	151,362
6.000%, due 03/01/37	15,699	17,159
6.000%, due 10/01/37	57,051	59,947
6.000%, due 11/01/38	406,603	446,619
6.000%, due 05/01/39	50,615	55,598
6.000%, due 11/01/40	559,587	614,678
6.500%, due 07/01/19	2,305	2,525
6.500%, due 10/01/36	431,839	473,143
6.500%, due 02/01/37	3,472	3,804
6.500%, due 07/01/37	32,367	35,462
6.500%, due 08/01/37	42,531	46,599
6.500%, due 09/01/37	57,366	63,275
6.500%, due 12/01/37	144,069	157,849
6.500%, due 08/01/38	1,167	1,278
6.500%, due 05/01/40	1,216,250	1,386,535
7.500%, due 11/01/26	14,527	14,603
8.000%, due 11/01/26	6,669	6,740
9.000%, due 02/01/26	9,494	9,594
FNMA ARM 12 mo. MTA + 1.200%, 2.757%, due 03/01/44[2]	194,283	196,843
6 mo. USD LIBOR + 1.105%, 2.980%, due 10/01/26[2]	74,989	75,586
1 year CMT + 2.095%, 3.337%, due 09/01/26[2]	16,153	16,185
1 year CMT + 2.082%, 3.405%, due 02/01/26[2]	26,928	26,930
1 year CMT + 2.250%, 3.500%, due 02/01/30[2]	3,577	3,586
1 year CMT + 2.100%, 3.777%, due 05/01/30[2]	30,439	31,405
1 year CMT + 2.507%, 3.858%, due 12/01/27[2]	17,405	17,926
1 year CMT + 2.325%, 4.124%, due 03/01/25[2]	41,850	42,683
FNMA TBA 2.500%	12,000,000	11,434,014
3.000%	28,100,000	27,488,261
3.500%	62,500,000	62,073,706
4.000%	1,500,000	1,535,713
5.000%	11,000,000	11,601,133
Total federal national mortgage association certificates (cost—$249,870,571)		246,379,706
Collateralized mortgage obligations—17.17%
ARM Trust, Series 2005-8, Class 3A21 4.010%, due 11/25/35[4]	708,701	604,203

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Collateralized mortgage obligations—(continued)
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 3.660%, due 03/26/37[4,5]	$155,859	$135,459
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 3.962%, due 06/26/35[4,5]	100,234	98,531
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 8A5 2.284%, due 07/26/36[4,5]	172,497	164,567
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 6.000%, due 10/26/37[4,5]	381,255	350,494
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 12 mo. MTA + 0.840%, 2.397%, due 11/26/46[2,5]	206,331	205,625
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 3.635%, due 02/25/33[4]	4,236	3,918
Series 2004-002, Class 12A2 3.559%, due 05/25/34[4]	48,139	48,335
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[6]	612,625	631,163
Series 2004-AC3, Class A2 6.000%, due 06/25/34[6]	872,303	879,721
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 1 mo. USD LIBOR + 0.280%, 2.344%, due 01/25/35[2,5]	91,242	89,354
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 4.013%, due 05/19/33[4]	4,323	4,460
Series 2017-15, Class 2A2 6.500%, due 09/25/37	35,785	27,542
Civic Mortgage LLC, Series 2018-1, Class A1 3.892%, due 06/25/22[5,6]	602,316	602,518
CSMC Trust, Series 2013-MH1, Class A 4.790%, due 05/27/53[3,4,5]	1,038,733	1,026,116
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	13,855	14,592
Series 0159, Class H 4.500%, due 09/15/21	1,946	1,958
Series 1003, Class H 1 mo. USD LIBOR + 0.750%, 2.822%, due 10/15/20[2]	3,860	3,886
Series 1349, Class PS 7.500%, due 08/15/22	536	564
Series 1502, Class PX 7.000%, due 04/15/23	96,773	102,238
Series 1534, Class Z 5.000%, due 06/15/23	40,552	41,251
Series 1573, Class PZ 7.000%, due 09/15/23	12,489	13,264
Series 1658, Class GZ 7.000%, due 01/15/24	6,010	6,402
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 1694, Class Z 6.500%, due 03/15/24	$67,985	$72,338
Series 1775, Class Z 8.500%, due 03/15/25	2,158	2,404
Series 2018-28, Class CA 3.000%, due 05/25/48	2,006,686	1,916,568
Series 2400, Class FQ 1 mo. USD LIBOR + 0.500%, 2.572%, due 01/15/32[2]	145,113	145,672
Series 2411, Class FJ 1 mo. USD LIBOR + 0.350%, 2.422%, due 12/15/29[2]	16,973	16,997
Series 2614, Class WO, PO 0.000%, due 05/15/33	1,031,937	905,289
Series 3096, Class FL 1 mo. USD LIBOR + 0.400%, 2.472%, due 01/15/36[2]	157,550	158,021
Series 3114, Class PF 1 mo. USD LIBOR + 0.400%, 2.472%, due 02/15/36[2]	800,540	804,333
Series 3153, Class UF 1 mo. USD LIBOR + 0.430%, 2.502%, due 05/15/36[2]	208,790	209,722
Series 3339, Class LI, IO 1 mo. USD LIBOR + 6.480%, 4.408%, due 07/15/37[2]	828,111	114,919
Series 3442, Class MT 1 mo. USD LIBOR, 2.072%, due 07/15/34[2]	85,198	83,343
Series 3598, Class JI, IO 1.041%, due 10/15/37[4]	55,510	2,131
Series 3621, Class WI, IO 1.195%, due 05/15/37[4]	98,200	4,699
Series 3635, Class IB, IO 0.927%, due 10/15/37[4]	187,868	7,165
Series 3667, Class FW 1 mo. USD LIBOR + 0.550%, 2.622%, due 02/15/38[2]	80,713	81,140
Series 3671, Class FQ 1 mo. USD LIBOR + 0.850%, 2.922%, due 12/15/36[2]	1,290,147	1,304,986
Series 3684, Class JI, IO 1.401%, due 11/15/36[4]	476,631	27,729
Series 3864, Class NT 1 mo. USD LIBOR + 60.050%, 5.500%, due 03/15/39[2]	645,069	676,286
Series 4037, Class PI, IO 3.000%, due 04/15/27	3,073,969	224,418
Series 4131, Class AI, IO 2.500%, due 10/15/22	1,366,402	50,137
Series 4136, Class EZ 3.000%, due 11/15/42	1,224,036	1,146,539
Series 4156, Class SA, IO 1 mo. USD LIBOR + 6.020%, 4.128%, due 01/15/33[2]	2,143,765	269,197
Series 4165, Class TI, IO 3.000%, due 12/15/42	2,041,188	194,909

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4182, Class YI, IO 2.500%, due 03/15/28	$4,867,748	$374,348
Series 4255, Class SN 1 mo. USD LIBOR + 12.267%, 6.688%, due 05/15/35[2]	342,985	352,639
Series 4263, Class SD 1 mo. USD LIBOR + 12.267%, 6.742%, due 11/15/43[2]	387,679	416,690
Series 4265, Class ES 1 mo. USD LIBOR + 13.760%, 7.065%, due 11/15/43[2]	828,981	867,362
Series 4324, Class IO, IO 1.619%, due 08/15/36[4]	272,915	9,982
Series 4338, Class SB, IO 1.357%, due 10/15/41[4]	286,071	11,790
Series 4367, Class GS, IO 1.350%, due 03/15/37[4]	169,421	8,579
Series 4394, Class WI, IO 1.379%, due 08/15/41[4]	153,710	7,657
Series 4438, Class WI, IO 1.315%, due 11/15/38[4]	498,341	25,907
Series 4457, Class DI, IO 4.000%, due 08/15/24	1,077,290	90,342
Series 4463, Class IO, IO 1.527%, due 02/15/38[4]	358,211	18,366
Series 4544, Class IP, IO 4.000%, due 01/15/46	3,937,164	845,233
Trust 2513, Class AS, IO 1 mo. USD LIBOR + 8.000%, 5.928%, due 02/15/32[2]	350,615	67,166
Trust 3609, Class LI, IO 4.500%, due 12/15/24	222,594	4,384
Trust 3838, Class LI, IO 4.500%, due 04/15/22	182,482	7,320
Trust 3962, Class KS, IO 1.478%, due 06/15/38[4]	315,983	16,850
Trust 4076, Class SW, IO 1 mo. USD LIBOR + 6.050%, 3.978%, due 07/15/42[2]	2,521,663	425,889
Trust 4100, Class HI, IO 3.000%, due 08/15/27	557,954	47,692
Trust 4182, Class QI, IO 3.000%, due 02/15/33	212,475	20,325
Trust 4479, Class NI, IO 4.500%, due 11/15/19	122,435	1,590
FHLMC STRIPs, Series 303, Class C19, IO 3.500%, due 01/15/43	1,271,981	247,351
Series 330, Class F4 1 mo. USD LIBOR + 0.350%, 2.332%, due 10/15/37[2]	705,678	704,971
Series 345, Class C13, IO 3.500%, due 08/15/45	2,322,179	459,908
FNMA REMIC, Series 386, Class 14, IO 6.500%, due 04/25/38	83,544	17,152
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 413, Class 111, IO 4.000%, due 07/25/42[4]	$1,397,988	$289,169
Series 419, Class C3, IO 3.000%, due 11/25/43	249,043	48,864
Trust 1992-129, Class L 6.000%, due 07/25/22	1,478	1,532
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	2,400	2,566
Trust 1993-037, Class PX 7.000%, due 03/25/23	71,397	74,957
Trust 1997-022, Class F 2.069%, due 03/25/27[4]	52,443	52,210
Trust 2002-060, Class F1 1 mo. USD LIBOR + 0.400%, 2.464%, due 06/25/32[2]	59,412	59,342
Trust 2003-070, Class SH 1 mo. USD LIBOR + 14.000%, 9.873%, due 07/25/23[2]	68,428	75,801
Trust 2007-067, Class FB 1 mo. USD LIBOR + 0.320%, 2.384%, due 07/25/37[2]	346,448	346,186
Trust 2009-033, Class FB 1 mo. USD LIBOR + 0.820%, 2.884%, due 03/25/37[2]	831,998	851,000
Trust 2010-141, Class FA 1 mo. USD LIBOR + 0.500%, 2.564%, due 12/25/40[2]	450,561	454,810
Trust 2010-76, Class SA, IO 1 mo. USD LIBOR + 6.500%, 4.436%, due 07/25/40[2]	1,560,380	221,941
Trust 2011-86, Class DI, IO 3.500%, due 09/25/21	129,168	5,244
Trust 2012-090, Class FB 1 mo. USD LIBOR + 0.440%, 2.504%, due 08/25/42[2]	205,816	204,847
Trust 2012-111, Class HS 1 mo. USD LIBOR + 3.667%, 1.947%, due 10/25/42[2]	232,074	164,951
Trust 2012-122, Class LI, IO 4.500%, due 07/25/41	1,118,829	160,442
Trust 2012-128, Class FK
1 mo. USD LIBOR + 0.350%, 2.414%, due 11/25/42[2]	401,567	402,667
Trust 2012-32, Class AI, IO 3.000%, due 04/25/22	214,487	8,596
Trust 2012-77, Class IO, IO 1.378%, due 07/25/52[4]	425,293	18,095
Trust 2013-028, Class YS, IO
1 mo. USD LIBOR + 6.150%, 4.086%, due 07/25/42[2]	1,528,425	180,558
Trust 2013-030, Class GI, IO 3.000%, due 01/25/43	2,669,791	389,658
Trust 2013-030, Class JI, IO 3.000%, due 04/25/43	988,814	118,304
Trust 2013-034, Class PS, IO
1 mo. USD LIBOR + 6.150%, 4.086%, due 08/25/42[2]	856,091	108,079

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-044, Class ZG 3.500%, due 03/25/42	$681,178	$667,934
Trust 2013-045, Class IK, IO 3.000%, due 02/25/43	1,733,963	250,741
Trust 2013-116, Class IY, IO 3.000%, due 09/25/43	542,644	64,825
Trust 2014-42, Class SA, IO 1.342%, due 07/25/44[4]	457,444	20,676
Trust 2014-43, Class BS, IO 1.323%, due 07/25/44[4]	752,174	35,129
Trust 2014-45, Class SA, IO 1.629%, due 08/25/44[4]	490,332	22,657
Trust 2014-47, Class BI, IO 1.487%, due 08/25/54[4]	727,109	36,516
Trust 2014-92, Class SB, IO 1.414%, due 01/25/45[4]	524,224	20,257
Trust 2015-073, Class ES 1 mo. USD LIBOR + 9.333%, 4.452%, due 10/25/45[2]	488,006	379,730
Trust 2015-10, Class SA, IO 1.373%, due 03/25/45[4]	430,494	18,941
Trust 2015-19, Class AI, IO 1.374%, due 04/25/55[4]	705,727	33,215
Trust 2015-30, Class IO, IO 5.500%, due 05/25/45	403,738	89,837
Trust 2015-47, Class GI, IO 4.000%, due 06/25/44	301,710	51,751
Trust 2015-50, Class SB, IO 1.504%, due 07/25/45[4]	2,434,599	128,369
Trust 2015-58, Class AI, IO 1.534%, due 08/25/55[4]	450,262	23,216
Trust 2015-64, Class KS, IO 1.467%, due 09/25/45[4]	567,327	29,301
Trust 2016-14, Class IO, IO 3.000%, due 03/25/46	1,507,106	234,541
Trust 2016-17, Class CS, IO 1.266%, due 04/25/46[4]	339,100	13,867
Trust 2016-20, Class EI, IO 3.000%, due 04/25/46	537,972	79,071
Trust 2016-52, Class PI, IO 3.000%, due 04/25/46	1,683,493	245,234
Trust 2016-57, Class SN, IO 1 mo. USD LIBOR + 6.050%, 3.986%, due 06/25/46[2]	3,700,519	535,386
Trust 2016-63, Class YI, IO 3.500%, due 04/25/46	1,143,878	146,633
Trust 2016-64, Class IA, IO 3.000%, due 05/25/46	1,143,164	167,943
Trust 2016-76, Class CS, IO 1.243%, due 10/25/46[4]	148,090	5,863
Trust 2016-M11, Class AL 2.944%, due 07/25/39	4,012,879	3,855,808
Trust G92-040, Class ZC 7.000%, due 07/25/22	5,998	6,258
Trust G94-006, Class PJ 8.000%, due 05/17/24	9,622	10,335
	Face amount	Value
Collateralized mortgage obligations—(continued)
FREMF Multifamily Aggregation Risk Transfer Trust
1 mo. USD LIBOR + 0.320%, 2.389%, due 02/25/20[2]	$4,800,000	$4,810,476
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 4.242%, due 06/25/34[4]	13,325	13,491
GNMA REMIC, Trust 2000-035, Class F
1 mo. USD LIBOR + 0.550%, 2.622%, due 12/16/25[2]	79,943	80,545
Trust 2007-018, Class CO, PO 0.000%, due 03/20/35	29,876	24,437
Trust 2010-H01, Class FA 1 mo. USD LIBOR + 0.820%, 2.923%, due 01/20/60[2]	3,011,277	3,037,327
Trust 2012-140, Class JI, IO 3.500%, due 01/20/41	1,379,914	174,951
Trust 2013-23, Class IP, IO 3.500%, due 08/20/42	1,554,450	278,082
Trust 2013-77, Class GI, IO 3.000%, due 02/20/43	3,608,121	517,381
Trust 2013-H19, Class DF 1 mo. USD LIBOR + 0.650%, 2.655%, due 05/20/63[2]	1,333,966	1,341,127
Trust 2013-H20, Class FB 1 mo. USD LIBOR + 1.000%, 3.005%, due 08/20/63[2]	2,302,004	2,333,944
Trust 2013-H23, Class TA 1 mo. USD LIBOR + 0.720%, 2.725%, due 09/20/63[2]	949,246	957,273
Trust 2014-158, Class IA, IO 3.500%, due 10/20/29	1,213,714	132,349
Trust 2014-188, Class CI, IO 4.000%, due 05/20/44	313,536	53,202
Trust 2015-126, Class GS 1 mo. USD LIBOR + 9.333%, 4.452%, due 09/20/45[2]	323,052	262,045
Trust 2015-127, Class AS, IO 0.742%, due 06/20/43[4]	684,886	16,459
Trust 2015-165, Class IB, IO 3.500%, due 11/20/42	631,903	93,337
Trust 2015-166, Class SA, IO 0.343%, due 06/20/42[4]	821,443	20,049
Trust 2015-180, Class SA, IO 0.293%, due 06/20/42[4]	893,601	18,191
Trust 2015-42, Class AI, IO 3.000%, due 05/20/39	606,979	54,187
Trust 2015-H27, Class FA 1 mo. USD LIBOR + 0.750%, 2.755%, due 09/20/65[2]	2,616,141	2,648,664
Trust 2015-H29, Class FA 1 mo. USD LIBOR + 0.700%, 2.705%, due 10/20/65[2]	719,707	721,535
Trust 2015-H29, Class FJ 1 mo. USD LIBOR + 0.680%, 2.685%, due 11/20/65[2]	2,219,211	2,240,802

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2015-H30, Class FA 1 mo. USD LIBOR + 0.680%, 2.685%, due 08/20/61[2]	$577,945	$579,197
Trust 2015-H30, Class FB 1 mo. USD LIBOR + 0.680%, 2.685%, due 03/20/62[2]	110,089	110,289
Trust 2016-118, Class IE, IO 3.500%, due 09/20/46	88,472	15,894
Trust 2016-138, Class WI, IO 0.528%, due 08/20/45[4]	601,010	15,305
Trust 2016-180, Class WI, IO 0.422%, due 09/20/45[4]	1,244,600	31,863
Trust 2016-84, Class KS, IO 1 mo. USD LIBOR + 6.080%, 3.994%, due 11/20/45[2]	2,868,230	479,399
Trust 2016-H04, Class FG 1 mo. USD LIBOR + 0.700%, 2.705%, due 12/20/61[2]	1,131,268	1,134,052
Trust 2016-H14, Class FA 1 mo. USD LIBOR + 0.800%, 2.805%, due 06/20/66[2]	645,372	655,329
Trust 2017-15, Class WI, IO 0.416%, due 11/20/45[4]	619,237	16,884
Trust 2017-57, Class WI, IO 0.193%, due 12/20/45[4]	349,779	6,915
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3 3.119%, due 05/10/50	5,000,000	4,849,380
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 1 mo. USD LIBOR + 0.330%, 2.394%, due 12/25/34[2]	5,414	5,094
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 1 mo. USD LIBOR + 0.640%, 2.704%, due 02/25/35[2]	511,328	502,859
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 1 mo. USD LIBOR + 0.500%, 2.603%, due 06/27/37[2,5]	1,237,673	1,107,758
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 3.786%, due 12/25/34[4]	246,983	248,292
Series 2004-A, Class A1 1 mo. USD LIBOR + 0.460%, 2.524%, due 04/25/29[2]	55,150	54,384
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 1 mo. USD LIBOR + 0.320%, 2.384%, due 01/25/35[2]	46,872	46,044
Series 2005-6AR, Class 1A1 1 mo. USD LIBOR + 0.280%, 2.344%, due 11/25/35[2]	37,757	37,904
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 1 mo. USD LIBOR + 0.230%, 3.126%, due 02/26/37[2,5]	250,702	217,068
	Face amount	Value
Collateralized mortgage obligations—(concluded)
Series 2013-R10, Class 3A 1 mo. USD LIBOR + 0.310%, 2.401%, due 01/26/51[2,5]	$333,992	$330,623
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A
1 year CMT + 0.500%, 2.920%, due 05/25/42[2,5]	3,735,134	3,473,674
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A
1 mo. USD LIBOR + 0.450%, 2.537%, due 10/07/20[2]	1,395,995	1,400,548
Series 2010-R2, Class 2A 1 mo. USD LIBOR + 0.470%, 1.002%, due 11/05/20[2]	641,732	644,511
Series 2011-R2, Class 1A 1 mo. USD LIBOR + 0.400%, 2.425%, due 02/06/20[2]	270,216	270,680
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1
1 mo. USD LIBOR + 0.500%, 2.570%, due 12/26/36[2,5]	50,718	50,650
Sequoia Mortgage Trust, Series 5, Class A 1 mo. USD LIBOR + 0.700%, 2.782%, due 10/19/26[2]	82,985	83,442
Structured ARM Loan, Series 2007-4, Class 1A2 1 mo. USD LIBOR + 0.220%, 2.284%, due 05/25/37[2]	229,217	227,825
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1
1 mo. USD LIBOR + 0.210%, 2.274%, due 04/25/36[2]	790,858	726,813
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 3.478%, due 04/25/45[4]	94,195	94,787
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A 3.391%, due 09/25/33[4]	240,240	243,281
Total collateralized mortgage obligations (cost—$68,246,028)		67,429,047
Asset-backed securities—18.46%
Allegro CLO I Ltd., Series 2013-1A, Class A1R 3 mo. USD LIBOR + 1.220%, 3.559%, due 01/30/26[2,5]	1,051,065	1,051,776
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1 mo. USD LIBOR + 0.975%, 3.039%, due 10/25/34[2]	469,807	472,378
Series 2005-R1, Class M4 1 mo. USD LIBOR + 1.110%, 3.174%, due 03/25/35[2]	200,000	198,426
Series 2005-R11, Class M1 1 mo. USD LIBOR + 0.450%, 2.514%, due 01/25/36[2]	400,000	399,653

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Asset-backed securities—(continued)
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1 mo. USD LIBOR + 1.000%, 3.064%, due 10/25/34[2]	$204,353	$204,919
Atrium X, Series 10A, Class AR 3 mo. USD LIBOR + 0.950%, 3.289%, due 07/16/25[2,5]	2,140,959	2,141,027
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 1 mo. USD LIBOR + 1.200%, 3.264%, due 08/25/34[2]	7,063,138	6,892,076
Series 2006-2, Class M1 1 mo. USD LIBOR + 0.420%, 2.484%, due 07/25/36[2]	19,502	19,505
Cent CLO 19 Ltd., Series 2013-19A, Class A1A 3 mo. USD LIBOR + 1.330%, 3.669%, due 10/29/25[2,5]	422,197	422,490
Chase Funding Trust, Series 2002-3, Class 2A1 1 mo. USD LIBOR + 0.640%, 2.704%, due 08/25/32[2]	160,300	157,091
Series 2002-4, Class 2A1 1 mo. USD LIBOR + 0.740%, 2.804%, due 10/25/32[2]	10,904	10,819
CIFC Funding 2015-V Ltd., Series 2015-5A, Class A1R 3 mo. USD LIBOR + 0.860%, 3.195%, due 10/25/27[2,5]	900,000	896,878
CIT Mortgage Loan Trust, Series 2007-1, Class 1A 1 mo. USD LIBOR + 1.350%, 3.414%, due 10/25/37[2,5]	1,358,524	1,369,482
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 1 mo. USD LIBOR + 0.500%, 2.564%, due 07/25/34[2]	80,086	75,234
Series 2004-4, Class M1 1 mo. USD LIBOR + 0.720%, 2.784%, due 07/25/34[2]	163,479	164,296
Series 2004-6, Class M1 1 mo. USD LIBOR + 0.900%, 2.964%, due 10/25/34[2]	182,700	180,358
CSMC, Series 2017-1 4.500%, due 03/25/21[4]	279,346	280,874
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR 3 mo. USD LIBOR + 0.900%, 3.239%, due 10/15/27[2,5]	3,200,000	3,194,691
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1 mo. USD LIBOR + 1.500%, 3.564%, due 08/25/40[2,5]	93,249	91,812
Equifirst Loan Securitization Trust, Series 2007-1, Class A1 1 mo. USD LIBOR + 0.170%, 2.234%, due 04/25/37[2,5]	2,433,352	2,324,753
	Face amount	Value
Asset-backed securities—(continued)
FBR Securitization Trust, Series 2005-5, Class AV24 1 mo. USD LIBOR + 0.740%, 2.804%, due 11/25/35[2]	$32,022	$32,007
Figueroa CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 0.900%, 3.239%, due 01/15/27[2,3,5]	500,000	500,000
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 1 mo. USD LIBOR + 0.450%, 2.514%, due 06/25/36[2]	102,581	102,897
Flagship VII Ltd., Series 2013-7A, Class A1R 3 mo. USD LIBOR + 1.120%, 3.468%, due 01/20/26[2,5]	306,953	306,979
Flatiron CLO Ltd., Series 2013-1A, Class A1R 3 mo. USD LIBOR + 1.160%, 3.496%, due 01/17/26[2,5]	2,528,673	2,530,062
FNMA DUS Securities 3.780%, due 08/01/28[7,8]	3,350,000	3,405,484
Fremont Home Loan Trust, Series 2004-A, Class M1 1 mo. USD LIBOR + 0.825%, 2.889%, due 01/25/34[2]	541,740	536,463
Gallatin CLO VIII Ltd., Series 2017-1A, Class A 3 mo. USD LIBOR + 1.050%, 3.389%, due 07/15/27[2,5]	2,075,000	2,072,537
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28	6,449	6,581
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class AR 3 mo. USD LIBOR + 0.920%, 3.268%, due 04/20/27[2,5]	5,200,000	5,196,542
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.365%, due 10/25/35[6]	107,002	107,378
Series 2006-FRE1, Class A1 1 mo. USD LIBOR + 0.230%, 2.294%, due 05/25/35[2]	24,531	24,527
Series 2006-FRE2, Class A1 1 mo. USD LIBOR + 0.180%, 2.244%, due 02/25/36[2]	35,135	35,120
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 1 mo. USD LIBOR + 0.160%, 2.224%, due 05/25/36[2]	78,451	78,364
Series 2006-ACC1, Class M1 1 mo. USD LIBOR + 0.270%, 2.334%, due 05/25/36[2]	300,000	293,707
Series 2006-CH1, Class A5 1 mo. USD LIBOR + 0.230%, 2.294%, due 07/25/36[2]	63,481	63,377

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Asset-backed securities—(continued)
Series 2007-CH2, Class AV1 1 mo. USD LIBOR + 0.160%, 2.224%, due 01/25/37[2]	$117,230	$117,113
KVK CLO Ltd., Series 2013-1A, Class AR 3 mo. USD LIBOR + 0.900%, 3.248%, due 01/15/28[2,5]	2,900,000	2,894,948
Series 2013-2A, Class AR 3 mo. USD LIBOR + 1.150%, 3.489%, due 01/15/26[2,5]	344,928	345,105
Madison Park Funding XII Ltd., Series 2014-12A, Class AR 3 mo. USD LIBOR + 1.260%, 3.608%, due 07/20/26[2,5]	4,000,000	4,002,804
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 1 mo. USD LIBOR + 0.310%, 2.374%, due 08/25/36[2]	300,000	299,622
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3 1 mo. USD LIBOR + 0.765%, 2.829%, due 07/25/35[2]	250,307	251,440
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4 1 mo. USD LIBOR + 1.050%, 3.114%, due 12/25/34[2]	400,000	400,676
NYMT Residential, Series 2016-RP1, Class A 4.000%, due 03/25/21[5,6]	189,669	190,160
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class AR 3 mo. USD LIBOR + 1.130%, 3.478%, due 07/20/26[2,5]	1,500,000	1,500,605
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R 3 mo. USD LIBOR + 0.850%, 3.111%, due 07/15/27[2,5]	400,000	398,323
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2 1 mo. USD LIBOR + 0.180%, 2.244%, due 04/25/37[2]	68,951	47,442
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4 1 mo. USD LIBOR + 0.945%, 3.009%, due 06/25/35[2]	200,000	200,053
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 1 mo. USD LIBOR + 0.530%, 2.594%, due 12/25/35[2]	923,543	921,802
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 1 mo. USD LIBOR + 0.420%, 2.484%, due 12/25/35[2]	400,000	398,498
	Face amount	Value
Asset-backed securities—(continued)
Regatta V Funding Ltd., Series 2014-1A, Class A1AR 3 mo. USD LIBOR + 1.160%, 3.495%, due 10/25/26[2,5]	$2,730,000	$2,731,021
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1 mo. USD LIBOR + 0.880%, 2.944%, due 08/25/33[2]	178,221	173,988
Saxon Asset Securities Trust, Series 2005-3, Class M3 1 mo. USD LIBOR + 0.750%, 2.814%, due 11/25/35[2]	2,100,000	1,979,243
SLM Student Loan Trust, Series 2010-A, Class 2A 1 mo. USD LIBOR + 3.250%, 5.322%, due 05/16/44[2,5]	350,537	357,557
Sound Point CLO IX Ltd., Series 2015-2A, Class AR 3 mo. USD LIBOR + 0.880%, 3.228%, due 07/20/27[2,5]	400,000	399,076
Sound Point CLO VIII Ltd., Series 2015-1A, Class AR 3 mo. USD LIBOR + 0.860%, 3.199%, due 04/15/27[2,5]	1,900,000	1,895,178
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1 mo. USD LIBOR + 0.680%, 2.744%, due 01/25/34[2]	63,563	61,033
Staniford Street CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 1.180%, 3.521%, due 06/15/25[2,5]	362,789	362,907
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1 1 mo. USD LIBOR + 0.135%, 2.199%, due 07/25/36[2,5]	283,977	276,068
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2 1 mo. USD LIBOR + 0.460%, 2.524%, due 09/25/35[2]	1,700,000	1,594,544
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R 3 mo. USD LIBOR + 1.280%, 3.619%, due 07/14/26[2,5]	1,000,000	1,000,786
Symphony CLO XVII Ltd., Series 2016-17A, Class AR 3 mo. USD LIBOR + 0.880%, 3.219%, due 04/15/28[2,5]	500,000	498,890
Telos CLO Ltd., Series 2014-5A, Class A1R 3 mo. USD LIBOR + 0.950%, 3.286%, due 04/17/28[2,5]	3,750,000	3,745,699
Tralee CLO III Ltd., Series 2013-1A, Class AR 3 mo. USD LIBOR + 1.030%, 3.378%, due 10/20/27[2,5]	6,800,000	6,801,809

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Asset-backed securities—(concluded)
Venture XX CLO Ltd., Series 2015-21A, Class AR 3 mo. USD LIBOR + 0.880%, 3.219%, due 07/15/27[2,5]	$1,100,000	$1,096,561
VOLT LIX LLC, Series 2017-NPL6, Class A1 3.250%, due 05/25/47[5,6]	208,702	207,672
Series 2017-NPL7, Class A1 3.250%, due 06/25/47[5,6]	1,468,806	1,459,835
WhiteHorse VI Ltd., Series 2012-1A, Class A1R 3 mo. USD LIBOR + 1.200%, 3.563%, due 02/03/25[2,5]	38,884	38,883
Total asset-backed securities (cost—$71,127,847)		72,489,904
Commercial mortgage-backed securities—0.51%
FHLMC Multifamily Structured Pass-Through Certificates, Series KF05, Class A 1 mo. USD LIBOR + 0.350%, 2.440%, due 09/25/21[2]	390,540	390,661
Series KF06, Class A 1 mo. USD LIBOR + 0.330%, 2.420%, due 11/25/21[2]	347,290	347,397
Series KP03, Class A2 1.780%, due 07/25/19	1,266,040	1,255,780
Total commercial mortgage-backed securities (cost—$2,009,071)		1,993,838
Stripped mortgage-backed securities—0.48%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX, IO 1.348%, due 11/25/19[4]	21,638,652	335,239
Series K006, Class AX1, IO 0.949%, due 01/25/20[4]	12,318,486	140,664
Series K014, Class X1, IO 1.149%, due 04/25/21[4]	7,086,441	187,948
Series K027, Class X1, IO 0.788%, due 01/25/23[4]	6,582,703	187,180
Series K712, Class X1, IO 1.331%, due 11/25/19[4]	3,826,903	48,446
Series KAIV, Class X1, IO 1.282%, due 06/25/21[4]	4,410,695	120,679
FHLMC REMIC, Series 0013, Class B, IO 7.000%, due 06/25/23	29,879	3,711
Series 2136, Class GD, IO 7.000%, due 03/15/29	2,968	556
Series 2178, Class PI, IO 7.500%, due 08/15/29	16,771	3,673
FNMA Aces, Trust 2013-M5, Class X2, IO 2.189%, due 01/25/22[4]	1,492,700	56,126
	Face amount	Value
Stripped mortgage-backed securities—(concluded)
FNMA REMIC, Series 2014-84, Class AI, IO 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[2]	$623,215	$6,276
GNMA REMIC, Trust 2011-92, Class IX, IO 0.727%, due 11/16/44[4]	197,300	55,249
KGS Alpha SBA, Series 2012, IO 1.037%, due 04/25/38[4,5,7,8]	27,369,714	718,739
Total stripped mortgage-backed securities (cost—$2,106,077)		1,864,486
Commercial paper—0.14%
Arrow Electronics, Inc. 2.750%, due 08/20/18 (cost—$549,202)	550,000	549,202
	Number of shares
Short-term investment—0.47%
Investment companies—0.47%
State Street Institutional U.S. Government Money Market Fund (cost—$1,843,326)	1,843,326	1,843,326

	Number of contracts	Notional amount
Swaptions purchased—0.06%
Put swaptions[3]—0.06%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.550%, expires 01/31/19 (Counterparty MSCI; receive fixed rate); underlying swap terminates 02/04/29	2,900,000	USD	2,900,000	9,300
3 Month USD LIBOR Interest Rate Swap, strike @ 3.650%, expires 02/04/19 (Counterparty MSCI; receive fixed rate); underlying swap terminates 02/06/29	8,000,000	USD	8,000,000	18,134
3 Month USD LIBOR Interest Rate Swap, strike @ 3.650%, expires 02/13/19 (Counterparty CITI; receive fixed rate); underlying swap terminates 02/15/29	2,000,000	USD	2,000,000	5,038

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions[3]—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.360%, expires 10/22/18 (Counterparty CITI; receive fixed rate); underlying swap terminates 10/24/28	45,000,000	USD	45,000,000	$88,655
3 Month USD LIBOR Interest Rate Swap, strike @ 3.200%, expires 04/30/19 (Counterparty MSCI; receive fixed rate); underlying swap terminates 05/02/20	78,000,000	USD	78,000,000	69,108
3 Month USD LIBOR Interest Rate Swap, strike @ 3.400%, expires 11/01/18 (Counterparty MSCI; receive fixed rate); underlying swap terminates 11/05/28	8,000,000	USD	8,000,000	15,624
3 Month USD LIBOR Interest Rate Swap, strike @ 3.440%, expires 12/13/18 (Counterparty JPMCB; receive fixed rate); underlying swap terminates 12/17/28	1,500,000	USD	1,500,000	4,600
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions[3]—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.440%, expires 12/13/18 (Counterparty BNP; receive fixed rate); underlying swap terminates 12/17/28	1,000,000	USD	1,000,000	$3,067
Total swaptions purchased (cost—$476,308)				213,526
Total investments before investments sold short (cost—$676,448,968)—170.68%				670,120,055
		Face amount
Investments sold short—(9.70)%
FHLMC TBA 5.500%			$(2,000,000)	(2,129,509)
FNMA TBA 4.000%			(19,900,000)	(20,188,394)
4.500%			(9,500,000)	(9,840,509)
5.500%			(500,000)	(533,515)
GNMA TBA 3.000%			(5,000,000)	(4,878,859)
3.500%			(500,000)	(499,980)
Total investments sold short (proceeds—$38,135,164)				(38,070,766)
Liabilities in excess of other assets—(60.98)%				(239,432,613)
Net assets—100.00%				$392,616,676

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Options written

Notional amount	Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$9,920,000	10,000,000	FNMA TBA, 3.500%, strike @ 99.20	CITI	08/06/18	$25,000	$(10,472)	$14,528
1,027,500	1,000,000	FNMA TBA, 4.000%, strike @ 102.75	CITI	08/06/18	1,406	—	1,406
1,528,650	1,500,000	FNMA TBA, 4.000%, strike @ 101.91	CITI	08/06/18	2,461	(454)	2,007
1,485,750	1,500,000	FNMA TBA, 3.500%, strike @ 99.05	JPMCB	09/06/18	6,856	(4,753)	2,103
1,494,150	1,500,000	FNMA TBA, 3.500%, strike @ 99.61	CITI	09/06/18	3,984	(1,803)	2,181
1,525,650	1,500,000	FNMA TBA, 4.000%, strike @ 101.71	CITI	09/06/18	4,453	(2,918)	1,535
1,496,550	1,500,000	FNMA TBA, 3.500%, strike @ 99.77	CITI	09/06/18	3,340	(1,311)	2,029
999,900	1,000,000	FNMA TBA, 3.500%, strike @ 99.99	CITI	09/06/18	1,953	(563)	1,390
997,200	1,000,000	FNMA TBA, 3.500%, strike @ 99.72	CITI	09/06/18	2,383	(974)	1,409

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

Options written—(concluded)

Notional amount	Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$4,951,500	5,000,000	FNMA TBA, 3.500%, strike @ 99.03	JPMCB	09/06/18	$26,758	$(16,224)	$10,534
13,006,500	13,000,000	FNMA TBA, 3.500%, strike @ 100.05	CITI	09/06/18	24,883	(6,361)	18,522
500,950	500,000	FNMA TBA, 3.500%, strike @ 100.19	JPMCB	10/04/18	703	(460)	243
1,493,850	1,500,000	FNMA TBA, 3.500%, strike @ 99.59	JPMCB	09/06/18	3,691	(1,857)	1,834
4,005,600	4,000,000	FNMA TBA, 3.500%, strike @ 100.14	JPMCB	10/04/18	6,719	(3,947)	2,772
1,028,400	1,000,000	FNMA TBA, 4.000%, strike @ 102.84	CSI	08/06/18	1,250	—	1,250
4,989,500	5,000,000	FNMA TBA, 3.500%, strike @ 99.79	CITI	08/06/18	10,547	(290)	10,257
					$126,387	$(52,387)	$74,000
		Put options
$980,500	1,000,000	FNMA TBA, 3.500%, strike @ 98.05	CITI	09/06/18	$2,383	$(710)	$1,673
4,918,000	5,000,000	FNMA TBA, 3.500%, strike @ 98.36	JPMCB	10/04/18	10,156	(13,894)	(3,738)
490,950	500,000	FNMA TBA, 3.500%, strike @ 98.19	JPMCB	10/04/18	937	(1,145)	(208)
1,008,400	1,000,000	FNMA TBA, 4.000%, strike @ 100.84	CSI	08/06/18	1,563	(23)	1,540
1,007,500	1,000,000	FNMA TBA, 4.000%, strike @ 100.75	CITI	08/06/18	1,797	(11)	1,786
					$16,836	$(15,783)	$1,053
					$143,223	$(68,170)	$75,053

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized depreciation
US Treasury futures sell contracts:
28	USD	US Treasury Note 10 Year Futures	September 2018	$(3,331,975)	$(3,343,813)	$(11,838)

Interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	USD	15,000	08/16/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.695%	CMM30_FNMA	$—	$(313)	$(313)
CITI	USD	15,000	10/23/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.629%	CMM30_FNMA	—	313	313
GSI	USD	15,000	08/17/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.695%	CMM30_FNMA	—	(313)	(313)
GSI	USD	150,000	10/12/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.695%	CMM30_FNMA	—	(8,913)	(8,913)
JPMCB	USD	15,000	11/19/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.720%	CMM30_FNMA	—	306	306
							$—	$(8,920)	$(8,920)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	11,100	06/30/25	Quarterly	2.400%	3 Month USD LIBOR	$427,673	$427,673
USD	2,500	09/07/27	Quarterly	2.050	3 Month USD LIBOR	188,911	188,911
USD	14,400	06/20/48	Quarterly	2.500	3 Month USD LIBOR	1,717,923	392,038
USD	2,400	06/20/28	Quarterly	2.250	3 Month USD LIBOR	168,373	(2,912)
USD	2,500	06/18/28	Quarterly	2.720	3 Month USD LIBOR	72,593	72,593
USD	5,200	12/19/25	Semi-Annual	3 Month USD LIBOR	2.750%	(100,287)	(28,908)
USD	3,400	12/20/47	Quarterly	2.750	3 Month USD LIBOR	229,844	361,086
						$2,705,030	$1,410,481

Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized depreciation
DB	USD	1,361	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$4,352	$(4,674)	$(322)
DB	USD	527	01/12/39	Monthly	1 Month USD LIBOR	5.500	141	(1,439)	(1,298)
JPMCB	USD	592	01/12/39	Monthly	1 Month USD LIBOR	6.000	(2,784)	(9,372)	(12,156)
							$1,709	$(15,485)	$(13,776)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$21,643,698	$—	$21,643,698
Government national mortgage association certificates	—	139,226,057	—	139,226,057
Federal home loan mortgage corporation certificates	—	116,424,658	—	116,424,658
Federal housing administration certificates	—	62,607	—	62,607
Federal national mortgage association certificates	—	246,379,706	—	246,379,706
Collateralized mortgage obligations	—	67,429,047	—	67,429,047
Asset-backed securities	—	69,084,420	3,405,484	72,489,904
Commercial mortgage-backed securities	—	1,993,838	—	1,993,838
Stripped mortgage-backed securities	—	1,145,747	718,739	1,864,486
Commercial paper	—	549,202	—	549,202
Short-term investment	—	1,843,326	—	1,843,326
Swaptions purchased	—	213,526	—	213,526

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2018

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Swap agreements	$—	$2,805,936	$—	$2,805,936
Total	$—	$668,801,768	$4,124,223	$672,925,991
Liabilities
Investments sold short	$—	$(38,070,766)	$—	$(38,070,766)
Options written	—	(68,170)	—	(68,170)
Futures contracts	(11,838)	—	—	(11,838)
Swap agreements	—	(125,311)	—	(125,311)
Total	$(11,838)	$(38,264,247)	$—	$(38,276,085)

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the year ended July 31, 2018:

	Federal housing administration certificates	Asset-backed securities	Stripped mortgage- backed securities	Total
Beginning balance	$111,973	$—	$933,062	$1,045,035
Purchases	—	3,405,484	—	3,405,484
Sales/paydown	(49,485)	—	(315,228)	(364,713)
Accrued discounts/(premiums)	(36)	—	(31,902)	(31,938)
Total realized gain/(loss)	(55)	—	(34,628)	(34,683)
Net change in unrealized appreciation/depreciation	210	—	167,435	167,645
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(62,607)	—	—	(62,607)
Ending balance	$—	$3,405,484	$718,739	$4,124,223

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2018 was $7,912. Transfers out of Level 3 represent the value at the end of the period. At July 31, 2018, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Illiquid investment at period end. Illiquid assets, in the amount of $276,133, represented 0.07% of the Portfolio's net assets at period end.

4  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $60,874,092, represented 15.50% of the Portfolio's net assets at period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Significant unobservable inputs were used in the valuation of this security; i.e. a Level 3 security.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned -1.20% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned -0.80%. Over the same period, the Lipper Core Bond Funds category posted a median return of -0.95%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period, driven by a diverse set of factors. The largest contributor to performance was the Portfolio's positioning and selection to securitized assets. Both commercial mortgage-backed security (CMBS) and asset-backed security (ABS) spreads largely tightened over the reporting period (with the exception of the second quarter of 2018, when they marginally widened), benefiting the returns. Within CMBS, the Portfolio reduced its overweight position due to relative value considerations. The Portfolio also continues to maintain a diversified mix of sub-sectors within ABS. On the credit front, the Portfolio's allocation to high yield corporate bonds and security selection within investment grade corporate bonds, specifically within US financials and US industrials, were beneficial for performance. Over the period, the Portfolio moved to an overweight position in investment grade credit as spread widening allowed for attractive entry points. Another contributing factor was active foreign exchange (FX) positioning. On the downside, the Portfolio's yield curve positioning was a notable detractor over the reporting period. Underweight positioning to municipals and issue selection within the agency residential mortgage-backed security space also detracted from performance.

Derivatives were primarily used to adjust the Portfolio's duration and curve exposure, as well as to hedge risk. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Swaptions were used to hedge convexity, as well to take a view on volatility and interest rates.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

PACE Intermediate Fixed Income Investments

Subadvisor's comments (unaudited) – concluded

Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions. In aggregate, the use of derivatives contributed to performance during this reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.43)%	1.23%	2.45%
Class C2	(1.94)	0.71	1.94
Class Y3	(1.20)	1.48	2.71
Class P4	(1.20)	1.48	2.70
After deducting maximum sales charge
Class A1	(5.12)	0.45	2.06
Class C2	(2.67)	0.71	1.94
Bloomberg Barclays US Aggregate Bond Index[5]	(0.80)	2.25	3.73
Lipper Core Bond Funds median	(0.95)	2.13	3.87

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.25)%	1.24%	2.38%
Class C2	(1.71)	0.74	1.87
Class Y3	(0.93)	1.49	2.65
Class P4	(0.94)	1.49	2.64
After deducting maximum sales charge
Class A1	(4.96)	0.48	1.99
Class C2	(2.44)	0.74	1.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.01% and 0.93%; Class C—1.52% and 1.43%; Class Y—0.93% and 0.68%; and Class P—0.82% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.91%; Class C—1.41%; Class Y—0.66%; and Class P—0.66%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Bloomberg Barclays US Aggregate Bond Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics—July 31, 2018 (unaudited)

Characteristics
Weighted average duration	5.89 yrs.
Weighted average maturity	7.87 yrs.
Average coupon	4.28%
Top ten holdings[1]	Percentage of net assets
FNMA, 3.500% due 12/01/43	4.2%
US Treasury Notes, 2.875% due 05/15/28	2.0
US Treasury Bonds, 3.000% due 02/15/47	2.0
US Treasury Bonds, 3.625% due 02/15/44	2.0
FNMA, 3.000% due 03/01/47	1.8
US Treasury Notes, 2.500% due 05/31/20	1.8
Natixis, 2.370% due 08/10/18	1.7
FHLMC TBA, 3.000%	1.6
GNMA TBA, 4.000%	1.6
FNMA, 2.500% due 04/01/32	1.5
Total	20.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	97.3%
United Kingdom	3.2
France	2.3
Netherlands	1.7
Canada	0.8
Total	105.3%
Asset allocation[1]	Percentage of net assets
Corporate notes	43.1%
US government agency mortgage pass-through certificates	33.5
US government obligations	12.3
Collateralized mortgage obligations	6.3
Asset-backed securities	6.0
Short-term investment	2.8
Non-US government obligations	1.7
Federal home loan bank certificate	0.2
Options, swaptions, futures, swaps and forward foreign currency contracts	0.2
Investments sold short	(8.3)
Cash equivalents and other assets less liabilities	2.2
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government obligations—12.30%
US Treasury Bonds 3.000%, due 02/15/47[1]	$7,284,000	$7,174,740
3.125%, due 11/15/41	3,015,000	3,044,326
3.125%, due 05/15/48	595,000	600,206
3.625%, due 08/15/43	2,095,000	2,294,107
3.625%, due 02/15/44	6,540,000	7,171,263
4.750%, due 02/15/37	4,280,000	5,341,473
US Treasury Notes 1.750%, due 10/31/18	160,000	159,882
2.000%, due 12/31/21	95,000	92,540
2.125%, due 12/31/21	845,000	826,648
2.500%, due 05/31/20	6,450,000	6,430,600
2.625%, due 06/30/23	150,000	148,482
2.750%, due 05/31/23	2,175,000	2,166,164
2.750%, due 07/31/23	1,440,000	1,433,421
2.750%, due 06/30/25	1,010,000	999,072
2.875%, due 05/15/28	7,495,000	7,441,422
Total US government obligations (cost—$45,715,648)		45,324,346
Federal home loan bank certificate—0.20%
FHLB 4.000%, due 09/01/28 (cost—$679,148)	680,000	716,661
Federal home loan mortgage corporation certificates—6.89%
FHLMC 3.000%, due 09/01/27	62,332	61,744
3.000%, due 07/01/28	33,937	33,617
3.000%, due 10/01/43	524,523	509,831
3.000%, due 10/01/46	2,463,454	2,380,687
3.500%, due 04/01/42	19,908	19,882
3.500%, due 08/01/42	31,811	31,770
3.500%, due 11/01/42	12,188	12,172
3.500%, due 12/01/43	655,782	654,930
3.500%, due 01/01/44[1]	2,894,810	2,891,050
3.500%, due 04/01/44	77,338	77,238
3.500%, due 06/01/44	10,321	10,308
3.500%, due 07/01/46	366,435	365,301
3.500%, due 07/01/47	17,515	17,487
3.500%, due 10/01/47	96,580	96,305
3.500%, due 12/01/47	1,281,195	1,273,828
3.500%, due 01/01/48	408,063	405,381
4.000%, due 09/01/40	47,095	48,206
4.000%, due 07/01/44	42,464	43,423
4.000%, due 07/01/46	49,761	50,741
4.000%, due 08/01/46	27,586	28,130
4.000%, due 09/01/46	3,893	3,954
4.000%, due 10/01/46	8,010	8,136
4.000%, due 01/01/47	1,103,723	1,127,348
4.000%, due 02/01/47	120,505	122,897
4.000%, due 08/01/47	329,515	337,184
5.000%, due 02/01/42[1]	774,631	825,617
5.000%, due 09/01/43	257,100	272,888
6.250%, due 07/15/32	302,000	399,333
6.750%, due 03/15/31	82,000	110,690
	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
FHLMC TBA 2.500%	$2,690,000	$2,599,093
3.000%	6,114,000	5,928,416
3.500%	431,000	434,467
4.000%	2,329,000	2,364,384
4.500%	1,768,000	1,833,437
Total federal home loan mortgage corporation certificates (cost—$25,547,882)		25,379,875
Federal national mortgage association certificates—17.61%
FNMA 2.000%, due 10/01/31[1]	26,093	24,615
2.000%, due 11/01/31[1]	331,446	312,681
2.000%, due 12/01/31[1]	34,718	32,753
2.000%, due 03/01/32[1]	213,016	200,955
2.500%, due 04/01/32[1]	5,663,436	5,485,880
3.000%, due 10/01/29	57,078	56,881
3.000%, due 09/01/31	53,239	52,826
3.000%, due 09/01/32	100,879	100,429
3.000%, due 11/01/46	603,395	585,951
3.000%, due 03/01/47	6,790,225	6,562,096
3.000%, due 04/01/47[1]	3,015,875	2,910,398
3.500%, due 12/01/29	63,270	64,188
3.500%, due 08/01/30	259,620	262,933
3.500%, due 02/01/32	533,467	539,312
3.500%, due 04/01/32	1,183,009	1,200,467
3.500%, due 05/01/32	864,552	874,012
3.500%, due 04/01/42	4,010	4,007
3.500%, due 12/01/42	7,209	7,204
3.500%, due 05/01/43	10,175	10,149
3.500%, due 07/01/43	66,255	66,172
3.500%, due 11/01/43	14,692	14,681
3.500%, due 12/01/43[1]	15,499,181	15,462,774
3.500%, due 01/01/44	12,342	12,352
3.500%, due 05/01/44	15,147	15,150
3.500%, due 02/01/45	7,886	7,866
3.500%, due 07/01/45	38,558	38,508
3.500%, due 08/01/45	8,193	8,148
3.500%, due 10/01/45	71,063	70,637
3.500%, due 11/01/45	92,773	92,660
3.500%, due 12/01/45	39,463	39,410
3.500%, due 04/01/46	88,879	88,417
3.500%, due 06/01/46	52,387	52,073
3.500%, due 11/01/46	521,272	518,287
3.500%, due 12/01/46	21,966	21,848
3.500%, due 01/01/47	38,295	38,194
3.500%, due 02/01/47	134,003	133,463
3.500%, due 05/01/47	22,912	22,859
3.500%, due 06/01/47	59,294	58,936
3.500%, due 07/01/47	42,826	42,609
3.500%, due 11/01/47	56,555	56,426
3.500%, due 12/01/47	489,622	487,446
3.500%, due 01/01/48	319,718	318,239
4.000%, due 09/01/29[1]	8,754	8,969

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Federal national mortgage association certificates—(concluded)
4.000%, due 03/01/31[1]	$384,759	$394,445
4.000%, due 01/01/42[1]	775,715	793,864
4.000%, due 02/01/42[1]	3,756,975	3,844,569
4.000%, due 03/01/43[1]	52,689	53,980
4.000%, due 10/01/43[1]	182,002	186,256
4.000%, due 08/01/44[1]	112,281	115,553
4.000%, due 01/01/45[1]	273,710	281,136
4.000%, due 05/01/45[1]	87,321	89,865
4.000%, due 06/01/46[1]	523,394	535,861
4.000%, due 07/01/46[1]	1,651,777	1,687,715
4.000%, due 07/01/46	1,903,049	1,939,805
4.000%, due 11/01/46	38,949	39,930
4.000%, due 12/01/46	316,364	323,979
4.000%, due 01/01/47	348,097	356,597
4.000%, due 03/01/47	352,753	360,506
4.000%, due 05/01/47	80,720	82,106
4.000%, due 07/01/47	235,321	240,096
4.000%, due 08/01/47	145,144	148,134
4.000%, due 12/01/47	106,712	109,467
4.000%, due 02/01/48	576,967	588,301
4.000%, due 03/01/48	327,348	335,913
4.000%, due 04/01/48	1,915,822	1,956,791
4.500%, due 04/01/41[1]	4,117,475	4,315,774
4.500%, due 11/01/45[1]	16,024	16,830
4.500%, due 12/01/45[1]	87,395	91,275
4.500%, due 07/01/46[1]	180,644	189,943
4.500%, due 10/01/47[1]	59,064	62,032
4.500%, due 12/01/47[1]	122,900	128,451
4.500%, due 08/01/48	2,048,000	2,125,264
5.000%, due 09/01/31[1]	455,836	485,204
5.000%, due 01/01/44[1]	101,879	108,458
5.000%, due 03/01/44	230,539	245,924
FNMA TBA 3.000%	1,452,000	1,438,784
3.500%	3,100,000	3,072,327
4.000%	1,150,000	1,171,447
Total federal national mortgage association certificates (cost—$66,806,797)		64,880,443
Government national mortgage association certificates—8.99%
GNMA 3.000%, due 02/15/45	148,813	145,774
3.000%, due 04/20/45	369,357	362,084
3.000%, due 07/20/45	54,345	53,275
3.000%, due 10/20/45	97,538	95,617
3.000%, due 04/20/46	1,980,258	1,941,461
3.000%, due 05/20/46	23,949	23,466
3.000%, due 06/20/46	310,557	303,729
3.000%, due 07/20/46	622,863	609,183
3.000%, due 08/20/46	2,810,867	2,749,132
3.000%, due 09/20/46	1,239,149	1,212,342
3.000%, due 11/20/46	25,517	24,935
3.000%, due 12/20/46	73,221	71,530
3.000%, due 01/20/47	63,152	61,685
3.000%, due 03/20/47	139,546	136,372
	Face amount	Value
Government national mortgage association certificates—(concluded)
3.000%, due 04/20/47	$80,645	$78,752
3.000%, due 07/20/47	59,245	57,823
3.500%, due 08/20/42	92,817	93,709
3.500%, due 01/20/43[1]	4,564,145	4,608,004
3.500%, due 04/20/43	93,320	94,217
3.500%, due 05/20/43	93,009	93,903
3.500%, due 05/20/45	536,353	538,533
3.500%, due 03/20/46	1,356,232	1,361,327
3.500%, due 04/20/46	3,380,449	3,392,108
3.500%, due 05/20/46	639,904	642,013
3.500%, due 06/20/46	1,239,967	1,243,670
3.500%, due 07/20/46	242,344	243,031
3.500%, due 09/20/46	45,989	46,112
4.000%, due 04/20/39	5,289	5,453
4.000%, due 04/20/42	110,085	113,534
4.000%, due 08/20/44	923,388	951,131
4.000%, due 02/20/47	150,948	154,428
4.000%, due 06/15/47	27,536	28,337
4.000%, due 09/15/47	41,371	42,573
4.000%, due 10/15/47	173,841	178,888
4.000%, due 11/15/47	31,633	32,553
4.000%, due 12/15/47	96,023	98,818
4.000%, due 01/15/48	208,334	214,407
4.500%, due 07/20/40	11,251	11,847
4.500%, due 08/20/40	11,096	11,684
4.500%, due 09/20/40	17,170	18,056
4.500%, due 10/20/40	19,290	20,314
4.500%, due 06/20/44	561,310	591,929
4.500%, due 03/15/47	36,233	38,240
4.500%, due 04/15/47	87,257	92,124
4.500%, due 05/15/47	31,437	33,200
GNMA TBA 3.000%	1,214,500	1,183,758
4.000%	5,709,500	5,834,901
4.500%	1,845,000	1,915,671
5.000%	1,200,000	1,252,031
Total government national mortgage association certificates (cost—$33,377,117)		33,107,664
Collateralized mortgage obligations—6.26%
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL 1 mo. USD LIBOR + 0.900%, 2.972%, due 11/15/32[2,3,4]	1,150,000	1,151,234
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631%, due 02/10/50	545,000	540,785
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class AM
5.757%, due 07/10/38[5]	69,131	69,144
Series 2013-GAM, Class A2 3.367%, due 02/10/28[3]	1,090,000	1,079,451
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	148,591

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 2014-PAT, Class A 1 mo. USD LIBOR + 0.800%,
2.897%, due 08/13/27[2,3]	$915,000	$915,000
Series 2018-COR3, Class A3 4.228%, due 05/10/51	179,000	183,812
Core Industrial Trust, Series 2015-TEXW, Class A 3.077%, due 02/10/34[3]	1,735,000	1,720,979
CSMC Trust, Series 2017-CALI, Class A 3.431%, due 11/10/32[3]	260,000	257,208
FHLMC Multifamily Structured Pass Through Certificates, Series K075, Class A2 3.650%, due 02/25/28[5]	230,000	232,337
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO 1.168%, due 03/25/24[5]	2,590,992	138,294
FHLMC REMIC, Trust 2626, Class A 4.000%, due 06/15/33	126,552	129,256
Trust 3990, Class VA 3.500%, due 01/15/25	233,732	234,340
Trust 4213, Class VE 3.500%, due 06/15/26	228,258	229,833
Trust 4248, Class FL 1 mo. USD LIBOR + 0.450%, 2.522%, due 05/15/41[2]	266,863	268,239
Trust 4316, Class XZ 4.500%, due 03/15/44	370,535	391,988
Trust 4323, Class CA 4.000%, due 03/15/40	222,765	226,137
Trust 4325, Class MA 4.000%, due 09/15/39	642,736	653,902
Trust 4328, Class DA 4.000%, due 01/15/36	687,248	697,932
Trust 4336, Class MA 4.000%, due 01/15/40	597,151	607,053
Trust 4443, Class BA 3.500%, due 04/15/41	100,976	100,956
Trust 4447, Class PA 3.000%, due 12/15/44	94,555	92,733
Trust 4606, Class FB 1 mo. USD LIBOR + 0.500%, 2.572%, due 08/15/46[2]	376,807	380,498
FNMA Connecticut Avenue Securities, Series 2016-C04, Class 1M1 1 mo. USD LIBOR + 1.450%, 3.514%, due 01/25/29[2]	200,007	201,480
Series 2016-C05, Class 2M1 1 mo. USD LIBOR + 1.350%, 3.414%, due 01/25/29[2]	132,215	132,740
Series 2016-C06, Class 1M1 1 mo. USD LIBOR + 1.300%, 3.364%, due 04/25/29[2]	145,255	146,427
FNMA REMIC, Trust 2011-8, Class ZA 4.000%, due 02/25/41	2,239,648	2,270,891
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-112, Class HQ 4.000%, due 11/25/43	$73,103	$74,384
Trust 2014-12, Class GV 3.500%, due 03/25/27	141,681	141,079
Trust 2014-48, Class AB 4.000%, due 10/25/40	168,459	171,069
Trust 2015-20, Class EV 3.500%, due 07/25/26	259,699	260,893
Trust 2015-58, Class JP 2.500%, due 03/25/37	140,018	138,444
Trust 2015-62, Class VA 4.000%, due 10/25/26	77,217	79,648
Trust 2016-48, Class UF 1 mo. USD LIBOR + 0.400%, 2.464%, due 08/25/46[2]	650,022	654,271
Trust 2016-62, Class FC 1 mo. USD LIBOR + 0.500%, 2.564%, due 09/25/46[2]	297,615	299,958
Trust 2016-74, Class GF 1 mo. USD LIBOR + 0.500%, 2.564%, due 10/25/46[2]	380,017	383,223
FREMF Mortgage Trust, Series 2013-K712, Class B 3.360%, due 05/25/45[3,5]	110,000	110,102
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX 3.382%, due 12/15/34[3,5]	1,025,000	1,019,099
GNMA, Trust 2014-131, Class BW 2.847%, due 05/20/41[5]	76,876	79,493
Trust 2015-3, Class ZD 4.000%, due 01/20/45	661,253	681,880
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A
1 mo. USD LIBOR + 0.700%, 2.772%, due 01/15/33[2,3]	320,000	319,796
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5 3.914%, due 01/15/49	800,000	810,517
JP Morgan Mortgage Trust, Series 2017-1, Class A4 3.500%, due 01/25/47[3,5]	825,435	818,832
Series 2017-2, Class A6 3.000%, due 05/25/47[3,5]	605,042	595,856
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class D 5.446%, due 09/12/42[5]	591,631	602,940
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4 3.779%, due 05/15/48[5]	520,000	522,931
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1 3.750%, due 11/25/56[3,5]	144,024	143,930
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/43[3,5]	515,000	495,343

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3 3.000%, due 10/25/31[3,5]	$313,578	$305,079
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A
1 mo. USD LIBOR + 0.750%, 2.847%, due 11/11/34[2,3]	86,558	86,503
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX 2.997%, due 10/25/46[5]	105,365	104,889
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 6.009%, due 02/15/51[5]	124,099	127,392
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5 4.212%, due 05/15/51	445,000	455,454
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL 1 mo. USD LIBOR + 0.950%, 3.023%, due 03/15/44[2,3]	358,679	360,047
Total collateralized mortgage obligations (cost—$23,718,195)		23,044,292
Asset-backed securities—6.03%
ALM VIII Ltd., Series 2013-8A, Class A1R
3 mo. USD LIBOR + 1.490%, 3.829%, due 10/15/28[2,3]	510,000	510,615
American Homes 4 Rent, Series 2014-SFR3, Class A 3.678%, due 12/17/36[3]	472,586	472,395
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540%, due 06/08/20	130,000	129,964
Series 2016-2, Class A3 1.600%, due 11/09/20	133,494	133,189
Series 2018-1, Class A2A 2.710%, due 07/19/21	700,000	699,210
B2R Mortgage Trust, Series 2015-2, Class A 3.336%, due 11/15/48[3]	442,183	440,269
Chesapeake Funding II LLC, Series 2018-1A, Class A1 3.040%, due 04/15/30[3]	1,230,000	1,224,271
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5 1 mo. USD LIBOR + 0.620%, 2.701%, due 04/22/26[2]	650,000	658,233
Series 2017-A6, Class A6 1 mo. USD LIBOR + 0.770%, 2.842%, due 05/14/29[2]	540,000	543,827
Credit Acceptance Auto Loan Trust, Series 2015-2A, Class B 3.040%, due 08/15/23[3]	803,072	803,251
Series 2016-2A, Class A 2.420%, due 11/15/23[3]	506,747	505,915
	Face amount	Value
Asset-backed securities—(continued)
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500%, due 01/25/30[3]	$49,055	$45,404
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A
1 mo. USD LIBOR + 0.240%, 2.304%, due 10/25/34[2,3]	87,962	87,770
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[3]	1,698,750	1,689,290
Diamond Resorts Owner Trust, Series 2014-1, Class B 2.980%, due 05/20/27[3,4]	37,411	37,254
Drive Auto Receivables Trust, Series 2018-2, Class A2 2.640%, due 09/15/20	890,000	889,694
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A 2.730%, due 04/25/28[3,4]	126,791	123,775
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830%, due 09/20/21[3]	49,956	49,872
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5
1 mo. USD LIBOR + 1.575%, 3.639%, due 01/25/35[2]	123,643	124,289
Ford Credit Floorplan Master Owner Trust, Series 2014-2, Class A
1 mo. USD LIBOR + 0.500%, 2.572%, due 02/15/21[2]	2,160,000	2,164,854
Fremont Home Loan Trust, Series 2005-2, Class M2
1 mo. USD LIBOR + 0.720%, 2.784%, due 06/25/35[2]	38,927	38,987
Greystone Commercial Real Estate Notes, Series 2017-FL1A, Class A
1 mo. USD LIBOR + 1.550%, 3.622%, due 03/15/27[2,3]	330,000	330,094
LCM XXIII Ltd., Series 23A, Class A1
3 mo. USD LIBOR + 1.400%, 3.748%, due 10/20/29[2,3]	250,000	251,085
Lehman XS Trust, Series 2005-6, Class 1A1
1 mo. USD LIBOR + 0.520%, 2.584%, due 11/25/35[2]	189,814	156,713
OneMain Financial Issuance Trust, Series 2015-1A, Class A 3.190%, due 03/18/26[3]	810,298	811,391
Series 2015-2A, Class A 2.570%, due 07/18/25[3]	37,831	37,821
PFS Financing Corp., Series 2016-BA, Class A 1.870%, due 10/15/21[3]	160,000	157,705
Series 2017-AA, Class A
1 mo. USD LIBOR + 0.580%, 2.652%, due 03/15/21[2,3]	2,390,000	2,391,887

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Asset-backed securities—(continued)
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3
1 mo. USD LIBOR + 0.280%, 2.344%, due 05/25/36[2]	$71,877	$71,748
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[3]	1,037,011	1,022,140
RAAC Trust, Series 2006-RP2, Class A
1 mo. USD LIBOR + 0.250%, 2.314%, due 02/25/37[2,3]	23,321	23,310
Santander Drive Auto Receivables Trust, Series 2014-4, Class C 2.600%, due 11/16/20	39,843	39,840
SMB Private Education Loan Trust, Series 2014-A, Class A2B 1 mo. USD LIBOR + 1.150%, 3.222%, due 05/15/26[2,3]	323,981	326,496
Series 2016-A, Class A2A 2.700%, due 05/15/31[3]	97,836	95,449
Series 2016-C, Class A2A 2.340%, due 09/15/34[3]	570,000	553,328
Series 2017-B, Class A2A 2.820%, due 10/15/35[3]	380,000	368,158
Series 2017-B, Class A2B 1 mo. USD LIBOR + 0.750%, 2.822%, due 10/15/35[2,3]	220,000	220,638
Series 2018-A, Class A2B 1 mo. USD LIBOR + 0.800%, 2.872%, due 02/15/36[2,3]	575,000	577,035
Series 2018-B, Class A2A 3.600%, due 01/15/37[3]	690,000	689,629
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[3]	17,107	17,101
Series 2015-C, Class A2 2.510%, due 08/25/33[3]	369,862	362,884
Series 2016-A, Class A1 1 mo. USD LIBOR + 1.750%, 3.814%, due 08/25/36[2,3]	102,041	105,278
Series 2016-B, Class A1 1 mo. USD LIBOR + 1.200%, 3.264%, due 06/25/33[2,3]	94,797	95,631
Series 2016-C, Class A2A 1.480%, due 05/26/31[3]	87,787	87,536
Series 2018-A, Class A2A 2.390%, due 02/25/42[3]	487,839	483,692
Series 2018-A, Class A2B 2.950%, due 02/25/42[3]	270,000	263,507
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050%, due 04/25/29[3]	217,994	216,782
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.040%, due 03/15/22	1,050,000	1,045,831
	Face amount	Value
Asset-backed securities—(concluded)
Westgate Resorts LLC, Series 2014-1A, Class A 2.150%, due 12/20/26[3,4]	$51,547	$51,334
Total asset-backed securities (cost—$22,278,022)		22,226,371
Corporate notes—43.12%
Aerospace & defense—1.34%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[3]	50,000	49,317
3.850%, due 12/15/25[3]	160,000	158,264
General Dynamics Corp. 3.750%, due 05/15/28	350,000	355,397
Harris Corp. 4.400%, due 06/15/28	355,000	359,594
Lockheed Martin Corp. 2.900%, due 03/01/25	385,000	367,792
3.100%, due 01/15/23	235,000	231,849
3.350%, due 09/15/21	170,000	170,843
3.800%, due 03/01/45	50,000	47,223
4.090%, due 09/15/52	176,000	169,048
4.700%, due 05/15/46	455,000	490,182
Northrop Grumman Corp. 2.080%, due 10/15/20	130,000	126,918
2.930%, due 01/15/25	935,000	891,721
3.250%, due 08/01/23	160,000	158,160
3.250%, due 01/15/28	173,000	163,833
4.030%, due 10/15/47	190,000	181,101
Rockwell Collins, Inc. 2.800%, due 03/15/22	245,000	238,243
Spirit AeroSystems, Inc. 3.950%, due 06/15/23	610,000	609,818
United Technologies Corp. 3.750%, due 11/01/46	180,000	161,718
		4,931,021
Airlines—0.10%
American Airlines Pass-Through Trust 2013-2, Class A 4.950%, due 01/15/23	133,280	137,020
American Airlines Pass-Through Trust 2014-1, Class B 4.375%, due 10/01/22[4]	13,950	13,880
American Airlines Pass-Through Trust 2015-1, Class A 3.375%, due 05/01/27	68,268	65,858
Southwest Airlines Co. 2.750%, due 11/16/22	80,000	77,541
United Airlines Pass-Through Trust 2018-1, Class B 4.600%, due 03/01/26	70,000	70,040
		364,339
Auto & truck—0.26%
Aptiv PLC 4.400%, due 10/01/46	126,000	114,112

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Auto & truck—(concluded)
Delphi Corp. 4.150%, due 03/15/24	$43,000	$43,006
IHO Verwaltungs GmbH
4.750% Cash or 5.500 PIK, 4.750%, due 09/15/26[3,6]	320,000	300,960
ZF North America Capital, Inc. 4.500%, due 04/29/22[3]	483,000	491,410
		949,488
Banking-non-US—4.79%
ABN AMRO Bank NV 2.650%, due 01/19/21[3]	641,000	628,753
Australia & New Zealand Banking Group Ltd. 2.250%, due 11/09/20	250,000	244,443
2.550%, due 11/23/21	250,000	242,387
Banco Santander SA 3.848%, due 04/12/23	200,000	197,876
Bancolombia SA 5.950%, due 06/03/21[7]	220,000	232,925
Barclays Bank PLC 2.650%, due 01/11/21	200,000	196,040
BNP Paribas SA
(fixed, converts to FRN on 03/01/28), 4.375%, due 03/01/33[3,7]	200,000	192,352
BPCE SA 5.700%, due 10/22/23[3]	200,000	209,204
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	14,461
Commerzbank AG 8.125%, due 09/19/23[3]	735,000	841,496
Commonwealth Bank of Australia 3.450%, due 03/16/23[3]	80,000	79,225
Cooperatieve Rabobank UA 2.500%, due 01/19/21	510,000	500,238
Credit Agricole SA 3.250%, due 10/04/24[3]	500,000	473,624
Credit Suisse Group AG
(fixed, converts to FRN on 01/12/28), 3.869%, due 01/12/29[3]	295,000	281,787
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	345,000	341,418
3.450%, due 04/16/21	505,000	503,709
Danske Bank A/S 3.875%, due 09/12/23[3,7]	200,000	197,795
Deutsche Bank AG 4.100%, due 01/13/26[7]	170,000	161,523
4.250%, due 10/14/21	130,000	129,953
(fixed, converts to FRN on 12/01/27), 4.875%, due 12/01/32[7]	480,000	424,258
HSBC Holdings PLC
(fixed, converts to FRN on 03/13/22), 3.262%, due 03/13/23	565,000	555,792
3.400%, due 03/08/21	320,000	319,629
4.375%, due 11/23/26[7]	400,000	398,012
	Face amount	Value
Corporate notes—(continued)
Banking-non-US—(continued)
ING Bank N.V.
(fixed, converts to FRN on 11/21/18), 4.125%, due 11/21/23[8]	$210,000	$210,496
5.000%, due 06/09/21[3]	200,000	207,681
5.800%, due 09/25/23[3]	200,000	213,268
ING Groep N.V. 3.150%, due 03/29/22	630,000	618,030
Intesa Sanpaolo SpA 3.125%, due 07/14/22[3]	255,000	237,663
Kreditanstalt fuer Wiederaufbau 1.500%, due 02/06/19	509,000	506,672
Lloyds Bank PLC 6.500%, due 09/14/20[3]	650,000	684,045
Lloyds Banking Group PLC 3.000%, due 01/11/22	200,000	195,568
3.750%, due 01/11/27	200,000	189,766
4.450%, due 05/08/25[7]	200,000	202,170
4.582%, due 12/10/25	335,000	331,330
Macquarie Group Ltd.
(fixed, converts to FRN on 03/27/28), 4.654%, due 03/27/29[3,7]	250,000	248,632
Mitsubishi UFJ Financial Group, Inc. 2.998%, due 02/22/22	75,000	73,433
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[3]	920,000	903,616
Mizuho Financial Group, Inc. 2.601%, due 09/11/22	330,000	315,790
National Australia Bank Ltd. MTN 2.125%, due 05/22/20	250,000	245,466
Nordea Bank AB 4.875%, due 01/27/20[3]	445,000	455,468
Royal Bank of Canada GMTN 2.500%, due 01/19/21	240,000	235,330
Santander UK Group Holdings PLC 2.875%, due 10/16/20	245,000	241,798
2.875%, due 08/05/21	201,000	196,282
(fixed, converts to FRN on 01/05/23), 3.373%, due 01/05/24[7]	580,000	559,856
3.571%, due 01/10/23	200,000	195,686
Santander UK PLC 5.000%, due 11/07/23[3]	690,000	700,306
Skandinaviska Enskilda Banken AB 2.625%, due 11/17/20[3]	215,000	211,398
Standard Chartered PLC 2.250%, due 04/17/20[3,7]	430,000	421,178
Sumitomo Mitsui Banking Corp.
3 mo. USD LIBOR + 0.310%, 2.643%, due 10/18/19[2]	335,000	335,325
Sumitomo Mitsui Trust Bank Ltd. 1.950%, due 09/19/19[3]	355,000	350,373
Svenska Handelsbanken AB MTN 1.875%, due 09/07/21	250,000	238,593
The Toronto-Dominion Bank GMTN 3.500%, due 07/19/23	120,000	119,741
Westpac Banking Corp. 2.150%, due 03/06/20	100,000	98,491

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
2.600%, due 11/23/20	$255,000	$251,391
3.650%, due 05/15/23	275,000	275,118
		17,636,860
Banking-US—6.98%
American Express Credit Corp. MTN 2.375%, due 05/26/20	95,000	93,748
2.600%, due 09/14/20	155,000	153,229
Bank of America Corp. 2.250%, due 04/21/20	207,000	204,126
(fixed, converts to FRN on 07/21/20), 2.369%, due 07/21/21	1,340,000	1,317,241
(fixed, converts to FRN on 01/23/21), 2.738%, due 01/23/22	985,000	967,839
(fixed, converts to FRN on 04/24/22), 2.881%, due 04/24/23	195,000	189,555
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26	220,000	212,432
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24	350,000	345,912
3.875%, due 08/01/25	570,000	568,646
4.000%, due 01/22/25	110,000	108,659
(fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[9]	270,000	267,840
Bank of America Corp. GMTN 3.300%, due 01/11/23	320,000	315,773
Bank of America Corp. MTN 2.151%, due 11/09/20	850,000	830,374
4.200%, due 08/26/24	690,000	693,295
(fixed, converts to FRN on 01/20/47), 4.443%, due 01/20/48[7]	70,000	70,196
5.625%, due 07/01/20	160,000	167,150
Branch Banking & Trust Co. 3.625%, due 09/16/25	250,000	246,295
Capital One Bank USA N.A. 2.250%, due 02/13/19	515,000	513,860
Capital One Financial Corp. 2.500%, due 05/12/20	270,000	266,558
3.750%, due 07/28/26	110,000	103,461
Capital One N.A. 2.350%, due 01/31/20	590,000	582,580
CIT Group, Inc. 3.875%, due 02/19/19	147,500	147,795
Citibank N.A. 1.850%, due 09/18/19	380,000	375,584
Citizens Bank N.A./Providence, RI 2.200%, due 05/26/20	250,000	244,932
Discover Bank 2.600%, due 11/13/18	330,000	329,921
3.100%, due 06/04/20	250,000	248,851
Goldman Sachs & Co. 2.335%, due 11/13/18[4,13,14]	1,000,000	1,003,000
2.775%, due 02/08/19[4,13,14]	2,000,000	2,005,000
Goldman Sachs Bank USA 3.200%, due 06/05/20	25,000	25,034
	Face amount	Value
Corporate notes—(continued)
Banking-US—(continued)
Goldman Sachs Group, Inc. 1.000%, due 10/12/18[4,13,14]	$1,000,000	$1,000,000
2.550%, due 10/23/19	231,000	229,858
2.750%, due 09/15/20	270,000	267,370
2.875%, due 02/25/21	165,000	162,361
3 mo. USD LIBOR + 0.780%, 3.122%, due 10/31/22[2]	830,000	831,818
3.200%, due 02/23/23	325,000	318,033
3 mo. USD LIBOR + 1.170%, 3.491%, due 05/15/26[2]	165,000	163,719
(fixed, converts to FRN on 06/05/27), 3.691%, due 06/05/28	285,000	271,764
3.750%, due 05/22/25	75,000	73,394
3.850%, due 01/26/27	315,000	305,392
Goldman Sachs Group, Inc. (The) 4.000%, due 03/03/24	410,000	412,572
(fixed, converts to FRN on 05/01/28), 4.223%, due 05/01/29	130,000	128,587
4.250%, due 10/21/25	15,000	14,905
HSBC USA, Inc. 5.000%, due 09/27/20	100,000	102,950
JPMorgan Chase & Co. 2.700%, due 05/18/23	150,000	143,719
(fixed, converts to FRN on 04/25/22), 2.776%, due 04/25/23	620,000	601,440
2.972%, due 01/15/23	313,000	304,799
3.200%, due 06/15/26	150,000	142,467
3.250%, due 09/23/22	105,000	104,309
3.375%, due 05/01/23	85,000	83,110
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	440,000	416,521
(fixed, converts to FRN on 06/18/21), 3.514%, due 06/18/22	310,000	309,889
(fixed, converts to FRN on 04/23/23), 3.559%, due 04/23/24	125,000	123,716
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28	1,000,000	973,025
KeyBank N.A. 2.500%, due 12/15/19	250,000	248,029
KeyCorp MTN 2.900%, due 09/15/20	100,000	99,127
State Street Corp.
(fixed, converts to FRN on 09/15/20), 5.250%, due 09/15/20[7,9]	147,000	150,675
Synchrony Bank 3.650%, due 05/24/21	420,000	415,382
Synovus Financial Corp. 3.125%, due 11/01/22	80,000	76,515
The Bank of New York Mellon Corp. 2.050%, due 05/03/21	175,000	169,547
2.800%, due 05/04/26	10,000	9,427
2.950%, due 01/29/23	290,000	283,458
3.300%, due 08/23/29	240,000	226,394
(fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[9]	195,000	185,778

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Banking-US—(concluded)
Visa, Inc. 3.150%, due 12/14/25	$320,000	$311,059
Wells Fargo & Co. 2.100%, due 07/26/21	80,000	77,028
3.000%, due 04/22/26	210,000	196,116
3.000%, due 10/23/26	51,000	47,376
3.069%, due 01/24/23	360,000	351,065
Wells Fargo & Co. GMTN 4.300%, due 07/22/27	160,000	158,886
Wells Fargo & Co. MTN 2.625%, due 07/22/22	650,000	627,458
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28[7]	5,000	4,794
Wells Fargo Bank NA 2.600%, due 01/15/21	2,020,000	1,986,342
		25,709,060
Beverages—0.63%
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36	360,000	369,744
4.900%, due 02/01/46	100,000	104,121
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 04/15/48	480,000	482,587
4.750%, due 04/15/58	110,000	110,790
Keurig Dr. Pepper, Inc. 3.551%, due 05/25/21[3]	225,000	225,653
4.057%, due 05/25/23[3]	95,000	95,663
4.420%, due 12/15/46	30,000	27,556
Molson Coors Brewing Co. 1.900%, due 03/15/19	170,000	169,233
2.250%, due 03/15/20	100,000	98,470
PepsiCo, Inc. 3.000%, due 10/15/27[7]	240,000	229,571
3.450%, due 10/06/46	80,000	72,721
The Coca-Cola Co. 1.875%, due 10/27/20	350,000	341,896
		2,328,005
Biotechnology—0.42%
Amgen, Inc. 2.200%, due 05/11/20	100,000	98,313
3.125%, due 05/01/25	40,000	38,509
4.400%, due 05/01/45	120,000	118,156
4.563%, due 06/15/48	11,000	11,010
4.663%, due 06/15/51	53,000	53,700
Baxalta, Inc. 2.875%, due 06/23/20	440,000	435,486
Celgene Corp. 3.875%, due 08/15/25	101,000	99,532
3.900%, due 02/20/28	45,000	43,565
Gilead Sciences, Inc. 2.500%, due 09/01/23	30,000	28,523
2.550%, due 09/01/20	10,000	9,894
3.250%, due 09/01/22	80,000	79,632
3.700%, due 04/01/24	185,000	185,763
4.150%, due 03/01/47	200,000	193,921
	Face amount	Value
Corporate notes—(continued)
Biotechnology—(concluded)
4.750%, due 03/01/46	$140,000	$147,745
		1,543,749
Building products—0.15%
Holcim US Finance Sarl & Cie SCS 6.000%, due 12/30/19[3]	415,000	429,818
Johnson Controls International PLC 3.625%, due 07/02/24[10]	90,000	88,377
Owens Corning 4.400%, due 01/30/48	40,000	33,056
		551,251
Cable—0.08%
Sky PLC 3.750%, due 09/16/24[3]	215,000	213,030
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	80,000	92,992
		306,022
Chemicals—0.27%
E.I. du Pont de Nemours & Co. 2.200%, due 05/01/20	75,000	73,900
Eastman Chemical Co. 3.800%, due 03/15/25	42,000	41,535
Ecolab, Inc. 2.000%, due 01/14/19	270,000	269,692
LyondellBasell Industries N.V. 5.000%, due 04/15/19	243,000	245,339
RPM International, Inc. 6.125%, due 10/15/19	259,000	267,478
The Dow Chemical Co. 8.550%, due 05/15/19	55,000	57,376
The Sherwin-Williams Co. 4.500%, due 06/01/47[7]	50,000	49,191
		1,004,511
Commercial services—0.57%
Duke University 4.077%, due 10/01/48	91,000	91,838
Equifax, Inc. 2.300%, due 06/01/21	20,000	19,272
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27	645,000	611,557
5.000%, due 11/15/25[3]	270,000	281,556
Iron Mountain, Inc. 4.375%, due 06/01/21[3]	450,000	448,875
Republic Services, Inc. 2.900%, due 07/01/26	35,000	32,411
3.375%, due 11/15/27	180,000	170,961
3.950%, due 05/15/28	225,000	223,643
S&P Global, Inc. 4.000%, due 06/15/25	60,000	60,400
Total System Services, Inc. 3.750%, due 06/01/23	100,000	99,452
3.800%, due 04/01/21	60,000	60,287
		2,100,252

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Communications equipment—0.39%
Apple, Inc. 3.750%, due 11/13/47[7]	$370,000	$352,633
3.850%, due 08/04/46	125,000	120,788
4.500%, due 02/23/36	150,000	163,250
4.650%, due 02/23/46	230,000	251,124
QUALCOMM, Inc. 3.450%, due 05/20/25	313,000	304,198
4.300%, due 05/20/47	120,000	113,386
4.800%, due 05/20/45	130,000	130,755
		1,436,134
Computers—0.11%
DXC Technology Co. 2.875%, due 03/27/20	30,000	29,711
Hewlett Packard Enterprise Co. 2.850%, due 10/05/18[10]	99,000	99,040
International Business Machines Corp. 3.450%, due 02/19/26[7]	212,000	209,574
Seagate HDD Cayman 4.750%, due 01/01/25	65,000	63,077
		401,402
Containers & packaging—0.08%
WestRock RKT Co. 4.900%, due 03/01/22	293,000	305,041
Diversified financial services—0.51%
Air Lease Corp. 3.625%, due 04/01/27	30,000	27,791
3.875%, due 07/03/23	15,000	14,877
Aviation Capital Group LLC 2.875%, due 09/17/18[3]	630,000	630,052
CME Group, Inc. 3.750%, due 06/15/28	50,000	50,434
Fidelity National Information Services, Inc. 3.000%, due 08/15/26	130,000	120,485
3.500%, due 04/15/23	69,000	68,334
GE Capital International Funding Co. 4.418%, due 11/15/35	323,000	314,259
Intercontinental Exchange, Inc. 3.750%, due 12/01/25	100,000	100,037
Nomura Holdings, Inc. GMTN 2.750%, due 03/19/19	80,000	79,984
ORIX Corp. 2.900%, due 07/18/22	470,000	454,457
		1,860,710
Electric utilities—1.12%
AEP Texas, Inc. 2.400%, due 10/01/22	90,000	86,126
Alabama Power Co. 3.850%, due 12/01/42	60,000	56,829
4.150%, due 08/15/44	120,000	117,447
4.300%, due 07/15/48	110,000	112,838
5.200%, due 06/01/41	35,000	38,926
	Face amount	Value
Corporate notes—(continued)
Electric utilities—(concluded)
Alliant Energy Finance LLC 3.750%, due 06/15/23[3]	$40,000	$40,012
Ameren Illinois Co. 3.800%, due 05/15/28	50,000	50,340
Baltimore Gas & Electric Co. 3.750%, due 08/15/47	250,000	231,900
Berkshire Hathaway Energy Co. 3.250%, due 04/15/28	275,000	261,735
Black Hills Corp. 3.150%, due 01/15/27	30,000	27,583
Dominion Energy, Inc. 2.579%, due 07/01/20[10]	60,000	59,130
DTE Electric Co. 3.700%, due 03/15/45	100,000	93,420
3.750%, due 08/15/47	120,000	113,905
DTE Energy Co. 3.300%, due 06/15/22	150,000	147,978
Duke Energy Carolinas LLC 2.950%, due 12/01/26	185,000	175,968
3.700%, due 12/01/47	90,000	83,456
Duke Energy Corp. 1.800%, due 09/01/21	660,000	630,802
2.650%, due 09/01/26	410,000	372,378
3.550%, due 09/15/21	230,000	231,651
3.750%, due 04/15/24	110,000	109,899
3.950%, due 10/15/23	490,000	494,621
4.800%, due 12/15/45	190,000	197,926
Duke Energy Florida LLC 2.100%, due 12/15/19	33,750	33,581
3.800%, due 07/15/28	325,000	327,764
Duke Energy Progress LLC 3.250%, due 08/15/25	40,000	39,056
		4,135,271
Electric-generation—0.01%
Emera US Finance LP 2.150%, due 06/15/19	50,000	49,630
Electric-integrated—1.44%
Agilent Technologies, Inc. 3.050%, due 09/22/26	15,000	13,971
CenterPoint Energy Houston Electric LLC 3.950%, due 03/01/48	40,000	39,183
CMS Energy Corp. 3.000%, due 05/15/26	30,000	27,876
Dominion Energy, Inc. 1.500%, due 09/30/18[3]	355,000	354,399
Eaton Corp. 2.750%, due 11/02/22	80,000	77,619
Entergy Corp. 2.950%, due 09/01/26	45,000	41,277
4.000%, due 07/15/22	195,000	196,932
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	43,756
7.125%, due 02/01/19	340,000	346,838

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Electric-integrated—(continued)
Eversource Energy 2.900%, due 10/01/24	$95,000	$89,990
Exelon Corp. 2.450%, due 04/15/21	5,000	4,861
2.850%, due 06/15/20	70,000	69,332
3.400%, due 04/15/26	270,000	258,185
4.450%, due 04/15/46	120,000	118,455
Florida Power & Light Co. 3.125%, due 12/01/25	85,000	82,657
3.700%, due 12/01/47	70,000	66,278
3.800%, due 12/15/42	30,000	28,955
4.050%, due 06/01/42	91,000	90,536
5.690%, due 03/01/40	20,000	24,141
Georgia Power Co. 3.250%, due 03/30/27	30,000	28,208
IPALCO Enterprises, Inc. 3.700%, due 09/01/24	90,000	86,857
Israel Electric Corp. Ltd. 7.250%, due 01/15/19[3]	200,000	203,770
ITC Holdings Corp. 2.700%, due 11/15/22	80,000	76,967
Northern States Power Co. 3.400%, due 08/15/42	260,000	232,958
3.600%, due 09/15/47	20,000	18,571
NSTAR Electric Co. 3.200%, due 05/15/27	120,000	114,562
Ohio Power Co. 4.150%, due 04/01/48	40,000	40,538
6.600%, due 02/15/33	60,000	75,476
Oncor Electric Delivery Co. LLC 3.800%, due 09/30/47	45,000	42,981
Pacificorp 4.125%, due 01/15/49	65,000	64,931
5.500%, due 01/15/19	486,000	492,379
5.750%, due 04/01/37	35,000	42,275
Southern Power Co. 2.375%, due 06/01/20	190,000	187,305
Tampa Electric Co. 4.300%, due 06/15/48	75,000	74,005
Trimble, Inc. 4.150%, due 06/15/23	40,000	39,819
Tyco Electronics Group SA 3.450%, due 08/01/24	30,000	29,387
Virginia Electric & Power Co. 2.750%, due 03/15/23	210,000	204,019
3.100%, due 05/15/25	185,000	177,318
3.150%, due 01/15/26	30,000	28,961
3.500%, due 03/15/27	460,000	450,749
3.800%, due 09/15/47	320,000	298,613
4.000%, due 01/15/43	20,000	19,127
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	167,518
3.375%, due 06/15/21	65,000	64,957
	Face amount	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Wisconsin Power & Light Co. 3.050%, due 10/15/27	$85,000	$79,648
		5,317,140
Electric/gas—0.22%
MPLX LP 4.125%, due 03/01/27	80,000	78,486
4.500%, due 07/15/23	260,000	265,877
4.875%, due 06/01/25	100,000	103,910
5.200%, due 03/01/47	20,000	20,241
Northern Natural Gas Co. 4.300%, due 01/15/49[3]	200,000	196,991
Transcontinental Gas Pipe Line Co. LLC 4.600%, due 03/15/48[3]	135,000	132,642
		798,147
Electronic equipment & instruments—0.16%
Avnet, Inc. 4.625%, due 04/15/26	30,000	29,651
Corning, Inc. 4.375%, due 11/15/57	515,000	453,478
Honeywell International, Inc. 2.500%, due 11/01/26	10,000	9,265
Thermo Fisher Scientific, Inc. 2.950%, due 09/19/26	25,000	23,177
3.000%, due 04/15/23	30,000	29,096
3.200%, due 08/15/27	45,000	42,106
		586,773
Finance-captive automotive—2.28%
American Express Co. 3.700%, due 08/03/23	205,000	204,787
American Honda Finance Corp. 1.700%, due 09/09/21	120,000	114,498
American International Group, Inc. 4.375%, due 01/15/55	140,000	126,362
(fixed, converts to FRN on 04/01/28), 5.750%, due 04/01/48	130,000	128,375
Ares Capital Corp. 4.250%, due 03/01/25	330,000	316,825
CDP Financial, Inc. 4.400%, due 11/25/19[3]	860,000	877,122
Daimler Finance North America LLC 3.000%, due 02/22/21[3]	270,000	266,665
Ford Motor Co. 4.346%, due 12/08/26[7]	55,000	52,906
5.291%, due 12/08/46[7]	140,000	130,014
Ford Motor Credit Co. LLC 3.096%, due 05/04/23[7]	400,000	379,884
3.336%, due 03/18/21	200,000	197,964
3.815%, due 11/02/27[7]	200,000	183,010
General Motors Co. 5.400%, due 04/01/48[7]	370,000	355,847

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
General Motors Financial Co., Inc. 2.400%, due 05/09/19	$105,000	$104,809
3.200%, due 07/13/20	569,000	567,122
3.450%, due 01/14/22	180,000	177,424
3.550%, due 04/09/21	65,000	64,819
3.950%, due 04/13/24	407,000	397,442
4.375%, due 09/25/21	145,000	147,397
Hyundai Capital America 2.400%, due 10/30/18[3]	105,000	104,932
2.500%, due 03/18/19[3]	30,000	29,879
2.550%, due 02/06/19[3]	550,000	548,335
3.000%, due 10/30/20[3]	285,000	280,658
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[3]	200,000	191,403
3.750%, due 03/05/23[3,7]	350,000	343,188
Nissan Motor Acceptance Corp. 1.900%, due 09/14/21[3]	290,000	274,789
3.150%, due 03/15/21[3]	195,000	192,906
Synchrony Financial 2.600%, due 01/15/19	120,000	119,855
2.700%, due 02/03/20	405,000	399,659
3.000%, due 08/15/19	275,000	274,593
3.950%, due 12/01/27	15,000	13,670
The Charles Schwab Corp.
(fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[9]	295,000	295,000
Toyota Motor Corp. 3.669%, due 07/20/28	50,000	50,095
Volkswagen Group of America Finance LLC 2.400%, due 05/22/20[3]	270,000	265,453
Volkswagen International Finance N.V. 4.000%, due 08/12/20[3]	235,000	237,771
		8,415,458
Financial services—3.27%
Banque Federative du Credit Mutuel SA 2.750%, due 10/15/20[3]	215,000	211,960
Barclays Bank PLC 5.140%, due 10/14/20	240,000	245,873
Barclays PLC 2.750%, due 11/08/19	200,000	198,693
3.250%, due 01/12/21	405,000	399,423
(fixed, converts to FRN on 05/16/23), 4.338%, due 05/16/24	1,150,000	1,140,791
4.375%, due 01/12/26	205,000	200,599
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29	280,000	281,274
5.200%, due 05/12/26	505,000	498,902
Citigroup, Inc. 2.400%, due 02/18/20[7]	170,000	168,256
2.650%, due 10/26/20	210,000	207,074
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	200,000	193,356
(fixed, converts to FRN on 04/23/28), 4.075%, due 04/23/29	85,000	83,500
4.400%, due 06/10/25	290,000	289,499
	Face amount	Value
Corporate notes—(continued)
Financial services—(concluded)
Corp. Financiera de Desarrollo SA 4.750%, due 07/15/25[3]	$325,000	$331,500
Deutsche Bank AG GMTN 3.375%, due 05/12/21	60,000	58,658
Doric Nimrod Air Alpha Ltd. 2013-1 Pass-Through Trust 5.250%, due 05/30/23[3,4]	227,995	232,282
Export Development Canada 0.875%, due 08/27/18[3]	275,000	274,723
HSBC Holdings PLC
(fixed, converts to FRN on 05/18/23), 3.950%, due 05/18/24	200,000	199,652
JPMorgan Chase & Co. 2.200%, due 10/22/19	410,000	406,595
2.250%, due 01/23/20	215,000	212,518
2.750%, due 06/23/20	720,000	714,713
(fixed, converts to FRN on 05/01/27), 3.540%, due 05/01/28	260,000	248,229
3 mo. USD LIBOR + 1.230%, 3.572%, due 10/24/23[2]	135,000	137,876
Mitsubishi UFJ Financial Group, Inc. 3.535%, due 07/26/21	105,000	105,153
Morgan Stanley 2.500%, due 01/24/19	200,000	199,989
2.800%, due 06/16/20[7]	1,010,000	1,001,989
3.125%, due 01/23/23	330,000	322,049
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28	340,000	322,827
3.750%, due 02/25/23	460,000	460,810
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29	450,000	432,707
3.950%, due 04/23/27	15,000	14,415
Morgan Stanley MTN 2.200%, due 12/07/18	125,000	124,882
2.625%, due 11/17/21	190,000	184,871
3.125%, due 07/27/26	480,000	447,947
Royal Bank of Scotland Group PLC
(fixed, converts to FRN on 05/18/28), 4.892%, due 05/18/29	200,000	200,822
Societe Generale SA 2.500%, due 04/08/21[3]	330,000	321,208
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21	277,000	265,372
SunTrust Banks, Inc. 4.000%, due 05/01/25	50,000	50,063
The Bank of Nova Scotia 3.125%, due 04/20/21	385,000	382,853
The Hartford Financial Services Group, Inc. 4.400%, due 03/15/48	30,000	29,475
US Bank N.A. 2.050%, due 10/23/20	250,000	244,149
		12,047,527
Food & drug retailing—0.39%
Bed Bath & Beyond, Inc. 5.165%, due 08/01/44	135,000	101,875

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Food & drug retailing—(concluded)
CVS Health Corp. 2.250%, due 08/12/19	$170,000	$168,981
3.125%, due 03/09/20	10,000	9,993
3.350%, due 03/09/21	135,000	134,875
3.700%, due 03/09/23	350,000	347,809
3.875%, due 07/20/25	52,000	51,270
4.300%, due 03/25/28	580,000	577,804
5.050%, due 03/25/48	55,000	56,990
		1,449,597
Food products—0.43%
Campbell Soup Co. 3.650%, due 03/15/23	415,000	407,036
3.950%, due 03/15/25	55,000	53,502
Danone SA 2.077%, due 11/02/21[3]	575,000	548,489
Sysco Corp. 2.600%, due 10/01/20	250,000	246,599
3.550%, due 03/15/25	60,000	58,844
Tyson Foods, Inc. 3.550%, due 06/02/27	165,000	157,027
3.950%, due 08/15/24	80,000	79,926
4.550%, due 06/02/47	30,000	28,444
		1,579,867
Gas pipelines—0.25%
Kinder Morgan Energy Partners LP 3.500%, due 09/01/23	745,000	729,720
Kinder Morgan, Inc. 3.050%, due 12/01/19	70,000	69,980
4.300%, due 06/01/25[7]	90,000	90,643
5.550%, due 06/01/45	40,000	41,985
		932,328
Health care equipment & supplies—0.22%
Abbott Laboratories 3.400%, due 11/30/23	200,000	198,003
Baxter International, Inc. 1.700%, due 08/15/21	200,000	190,118
Becton Dickinson and Co. 2.675%, due 12/15/19	48,000	47,689
3.363%, due 06/06/24	280,000	270,186
3.734%, due 12/15/24	40,000	39,219
Stryker Corp. 3.375%, due 11/01/25	80,000	77,433
		822,648
Health care providers & services—0.22%
Aetna, Inc. 2.750%, due 11/15/22	215,000	206,750
2.800%, due 06/15/23	30,000	28,744
3.500%, due 11/15/24	44,000	42,985
3.875%, due 08/15/47	30,000	26,815
Anthem, Inc. 3.125%, due 05/15/22	65,000	64,088
3.350%, due 12/01/24	70,000	67,553
	Face amount	Value
Corporate notes—(continued)
Health care providers & services—(concluded)
Cigna Corp. 3.050%, due 10/15/27	$50,000	$45,589
3.250%, due 04/15/25	140,000	132,909
Humana, Inc. 3.950%, due 03/15/27	55,000	54,303
UnitedHealth Group, Inc. 4.250%, due 06/15/48[7]	145,000	148,212
		817,948
Hotels, restaurants & leisure—0.13%
Host Hotels & Resorts LP 4.500%, due 02/01/26	70,000	69,748
McDonald's Corp. 2.750%, due 12/09/20	25,000	24,807
McDonald's Corp. MTN 4.875%, due 12/09/45[7]	320,000	341,390
Starbucks Corp. 3.750%, due 12/01/47	40,000	35,225
		471,170
Household durables—0.06%
Newell Brands, Inc. 2.600%, due 03/29/19	63,000	62,710
The Clorox Co. 3.900%, due 05/15/28	140,000	139,413
		202,123
Industrial conglomerates—0.31%
Crane Co. 4.200%, due 03/15/48	75,000	70,972
General Electric Co. 4.125%, due 10/09/42	200,000	185,305
(fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[9]	915,000	898,896
		1,155,173
Insurance—0.82%
American International Group, Inc. 3.300%, due 03/01/21	265,000	264,461
Aon PLC 3.875%, due 12/15/25	95,000	94,022
4.450%, due 05/24/43	64,000	60,856
4.600%, due 06/14/44	46,000	45,655
4.750%, due 05/15/45	160,000	161,621
AXA Equitable Holdings, Inc. 3.900%, due 04/20/23[3]	405,000	402,240
Berkshire Hathaway, Inc. 2.750%, due 03/15/23	50,000	48,945
3.125%, due 03/15/26	35,000	33,959
Brighthouse Financial, Inc. 4.700%, due 06/22/47	45,000	38,767
Lincoln National Corp. 6.250%, due 02/15/20	235,000	244,903
Marsh & McLennan Cos., Inc. 3.750%, due 03/14/26[7]	405,000	404,307
4.350%, due 01/30/47	90,000	90,171

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Insurance—(concluded)
Nuveen Finance LLC 2.950%, due 11/01/19[3]	$550,000	$549,643
Principal Financial Group, Inc. 3.125%, due 05/15/23[7]	57,000	55,720
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[3]	120,000	118,141
Trinity Acquisition PLC 3.500%, due 09/15/21	220,000	217,621
4.625%, due 08/15/23	30,000	30,781
Willis Towers Watson PLC 5.750%, due 03/15/21	145,000	152,088
		3,013,901
Machinery—0.14%
John Deere Capital Corp. MTN 2.650%, due 01/06/22	30,000	29,464
Kennametal, Inc. 4.625%, due 06/15/28	170,000	167,589
Nvent Finance Sarl 3.950%, due 04/15/23[3]	325,000	320,309
		517,362
Media—1.58%
CBS Corp. 3.700%, due 06/01/28[3]	170,000	159,409
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22	40,000	40,646
4.500%, due 02/01/24	390,000	392,143
4.908%, due 07/23/25	350,000	356,566
5.375%, due 05/01/47	415,000	399,405
5.750%, due 04/01/48	95,000	95,544
6.484%, due 10/23/45	5,000	5,441
Comcast Corp. 1.625%, due 01/15/22	80,000	75,049
3.400%, due 07/15/46	595,000	491,241
5.150%, due 03/01/20[7]	550,000	567,175
Cox Communications, Inc. 3.150%, due 08/15/24[3]	150,000	142,245
3.250%, due 12/15/22[3]	60,000	58,083
Discovery Communications LLC 2.200%, due 09/20/19	55,000	54,418
2.950%, due 03/20/23	120,000	115,014
3.950%, due 06/15/25[3]	195,000	191,378
4.900%, due 03/11/26[7]	90,000	92,946
5.200%, due 09/20/47	5,000	4,926
NBCUniversal Enterprise, Inc.
3 mo. USD LIBOR + 0.400%, 2.737%, due 04/01/21[2,3]	140,000	140,291
5.250%, due 03/19/21[3,9]	1,140,000	1,151,400
NBCUniversal Media LLC 5.150%, due 04/30/20	25,000	25,876
RELX Capital, Inc. 3.125%, due 10/15/22	15,000	14,651
3.500%, due 03/16/23	355,000	351,753
	Face amount	Value
Corporate notes—(continued)
Media—(concluded)
Viacom, Inc. 4.375%, due 03/15/43	$115,000	$100,842
Warner Media LLC 3.800%, due 02/15/27	790,000	756,766
3.875%, due 01/15/26	38,000	36,813
		5,820,021
Medical providers—0.64%
HCA, Inc. 3.750%, due 03/15/19	515,000	515,798
6.500%, due 02/15/20	350,000	364,280
Stryker Corp. 2.625%, due 03/15/21	45,000	44,170
Tenet Healthcare Corp. 6.000%, due 10/01/20	210,000	218,137
UnitedHealth Group, Inc. 1.700%, due 02/15/19	525,000	522,218
2.875%, due 12/15/21	134,000	132,678
2.875%, due 03/15/22	144,000	142,032
3.100%, due 03/15/26	110,000	105,513
3.750%, due 07/15/25	240,000	240,840
4.750%, due 07/15/45	80,000	86,958
		2,372,624
Metals & mining—0.08%
Anglo American Capital PLC 3.625%, due 09/11/24[3]	210,000	198,163
Newmont Mining Corp. 4.875%, due 03/15/42	80,000	80,919
		279,082
Oil & gas—1.59%
Anadarko Petroleum Corp. 3.450%, due 07/15/24[7]	500,000	485,126
Andeavor 4.750%, due 12/15/23	160,000	165,602
Apache Corp. 4.750%, due 04/15/43	25,000	23,997
5.100%, due 09/01/40	100,000	99,846
Chevron Corp. 2.954%, due 05/16/26	100,000	95,756
Cimarex Energy Co. 3.900%, due 05/15/27	255,000	245,451
4.375%, due 06/01/24	705,000	713,721
Concho Resources, Inc. 3.750%, due 10/01/27	70,000	67,160
Continental Resources, Inc. 3.800%, due 06/01/24	40,000	39,291
4.500%, due 04/15/23	828,000	842,483
5.000%, due 09/15/22	150,000	152,212
Diamondback Energy, Inc. 5.375%, due 05/31/25[3]	145,000	144,275
5.375%, due 05/31/25[7]	50,000	49,875
Ecopetrol SA 4.125%, due 01/16/25	195,000	191,953

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Oil & gas—(concluded)
EOG Resources, Inc. 2.450%, due 04/01/20	$165,000	$163,172
3.900%, due 04/01/35	90,000	88,150
4.150%, due 01/15/26	220,000	225,462
Harvest Operations Corp. 4.200%, due 06/01/23[3]	200,000	201,898
Occidental Petroleum Corp. 2.700%, due 02/15/23	135,000	131,075
Patterson-UTI Energy, Inc. 3.950%, due 02/01/28[3]	385,000	358,618
Petroleos Mexicanos 5.625%, due 01/23/46	275,000	225,775
Phillips 66 3.900%, due 03/15/28	320,000	315,547
Pioneer Natural Resources Co. 3.950%, due 07/15/22	83,000	84,028
4.450%, due 01/15/26	470,000	485,373
Schlumberger Holdings Corp. 4.000%, due 12/21/25[3]	115,000	115,148
Shell International Finance BV 3.250%, due 05/11/25	30,000	29,515
3.750%, due 09/12/46	30,000	28,460
Suncor Energy, Inc. 4.000%, due 11/15/47	10,000	9,551
6.500%, due 06/15/38	50,000	62,509
		5,841,029
Oil services—0.06%
BP Capital Markets PLC 2.241%, due 09/26/18	150,000	149,960
3.506%, due 03/17/25[7]	60,000	59,366
		209,326
Paper & forest products—0.07%
Georgia-Pacific LLC 3.734%, due 07/15/23[3]	115,000	115,414
5.400%, due 11/01/20[3]	32,000	33,426
International Paper Co. 4.350%, due 08/15/48	125,000	116,237
		265,077
Pharmaceuticals—1.37%
Abbott Laboratories 2.000%, due 09/15/18	105,000	104,968
2.350%, due 11/22/19	150,000	149,067
3.875%, due 09/15/25	15,000	15,072
AbbVie, Inc. 2.300%, due 05/14/21	70,000	68,090
3.600%, due 05/14/25	480,000	467,673
4.450%, due 05/14/46	40,000	38,051
4.700%, due 05/14/45	25,000	24,555
Allergan Funding SCS 3.000%, due 03/12/20	190,000	189,212
3.450%, due 03/15/22	225,000	222,492
3.850%, due 06/15/24	70,000	69,102
4.750%, due 03/15/45[7]	160,000	158,162
	Face amount	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Allergan Sales LLC 5.000%, due 12/15/21[3]	$510,000	$527,140
AstraZeneca PLC 2.375%, due 06/12/22	70,000	67,310
Bayer US Finance II LLC 3.950%, due 04/15/45[3]	80,000	71,689
Edwards Lifesciences Corp. 4.300%, due 06/15/28	75,000	75,322
GlaxoSmithKline Capital PLC 2.850%, due 05/08/22	195,000	192,280
GlaxoSmithKline Capital, Inc. 3.875%, due 05/15/28	105,000	106,466
Johnson & Johnson 2.450%, due 03/01/26	25,000	23,513
2.900%, due 01/15/28	130,000	124,444
2.950%, due 03/03/27	115,000	111,299
Medtronic, Inc. 3.150%, due 03/15/22	150,000	149,138
3.500%, due 03/15/25	80,000	79,602
4.625%, due 03/15/45	150,000	162,710
Mylan N.V. 2.500%, due 06/07/19	121,000	120,579
Mylan, Inc. 3.125%, due 01/15/23[3]	130,000	124,704
Novartis Capital Corp. 3.100%, due 05/17/27	10,000	9,655
Pfizer, Inc. 4.125%, due 12/15/46	40,000	41,000
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19	640,000	631,246
2.875%, due 09/23/23	661,000	624,412
Teva Pharmaceutical Finance Netherlands III BV 1.700%, due 07/19/19	300,000	294,290
		5,043,243
Pipelines—2.30%
Andeavor Logistics LP
(fixed, converts to FRN on 02/15/23), 6.875%, due 02/15/23[9]	430,000	430,806
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 5.250%, due 01/15/25	1,450,000	1,498,836
6.250%, due 10/15/22	115,000	118,887
Buckeye Partners LP 3.950%, due 12/01/26	130,000	118,638
4.150%, due 07/01/23	330,000	326,084
4.875%, due 02/01/21	45,000	45,820
5.600%, due 10/15/44	71,000	63,823
5.850%, due 11/15/43	204,000	191,489
(fixed, converts to FRN on 01/22/23), 6.375%, due 01/22/78	270,000	249,550
Cheniere Energy Partners LP 5.250%, due 10/01/25	200,000	199,000
Enbridge, Inc.
(fixed, converts to FRN on 07/15/27), 5.500%, due 07/15/77	160,000	150,000

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Pipelines—(concluded)
(fixed, converts to FRN on 03/01/28), 6.250%, due 03/01/78	$190,000	$185,641
Energy Transfer Partners LP 4.750%, due 01/15/26	100,000	101,127
5.150%, due 03/15/45	20,000	18,493
5.300%, due 04/15/47	200,000	190,296
Energy Transfer Partners LP/Regency Energy Finance Corp. 5.000%, due 10/01/22	30,000	30,904
Enterprise Products Operating LLC 4.900%, due 05/15/46	240,000	247,385
(fixed, converts to FRN on 08/16/27), 5.250%, due 08/16/77	305,000	287,270
(fixed, converts to FRN on 02/15/28), 5.375%, due 02/15/78	170,000	159,814
Magellan Midstream Partners LP 4.200%, due 10/03/47	60,000	56,343
NGPL PipeCo LLC 4.375%, due 08/15/22[3]	233,000	233,583
ONEOK Partners LP 8.625%, due 03/01/19	550,000	567,731
Plains All American Pipeline LP/PAA Finance Corp. 3.650%, due 06/01/22	30,000	29,541
Sabine Pass Liquefaction LLC 5.625%, due 04/15/23[10]	330,000	352,085
5.625%, due 03/01/25	358,000	381,660
5.750%, due 05/15/24	170,000	182,864
5.875%, due 06/30/26	60,000	65,277
6.250%, due 03/15/22	200,000	215,864
Spectra Energy Partners LP 3.500%, due 03/15/25	45,000	43,218
4.500%, due 03/15/45	100,000	94,370
Sunoco Logistics Partners Operations LP 5.950%, due 12/01/25	93,000	100,187
Texas Eastern Transmission LP 2.800%, due 10/15/22[3]	45,000	43,100
3.500%, due 01/15/28[3]	70,000	65,898
4.150%, due 01/15/48[3]	570,000	503,059
TransCanada PipeLines Ltd. 2.500%, due 08/01/22	80,000	76,930
4.875%, due 05/15/48	120,000	125,357
Transcanada Trust
(fixed, converts to FRN on 03/15/27), 5.300%, due 03/15/77	322,000	309,764
Transcontinental Gas Pipe Line Co. LLC 4.000%, due 03/15/28[3]	300,000	295,513
7.850%, due 02/01/26	88,000	107,594
		8,463,801
Real estate investment trusts—0.14%
Boston Properties LP 2.750%, due 10/01/26	10,000	9,052
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[3]	200,000	190,750
	Face amount	Value
Corporate notes—(continued)
Real estate investment trusts—(concluded)
Realty Income Corp. 3.000%, due 01/15/27	$85,000	$77,653
Weyerhaeuser Co. 7.375%, due 10/01/19	230,000	240,894
		518,349
Retail—0.49%
Alibaba Group Holding Ltd. 4.400%, due 12/06/57	210,000	197,582
Amazon.com, Inc. 4.250%, due 08/22/57	90,000	91,225
4.800%, due 12/05/34	125,000	138,053
eBay, Inc. 4.000%, due 07/15/42	50,000	42,800
Lowe's Cos., Inc. 2.500%, due 04/15/26	60,000	54,971
Tapestry, Inc. 4.125%, due 07/15/27	50,000	47,607
Tencent Holdings Ltd. 2.985%, due 01/19/23[3]	200,000	194,178
3.595%, due 01/19/28[3]	390,000	371,473
The Home Depot, Inc. 2.125%, due 09/15/26	10,000	8,970
3.000%, due 04/01/26[7]	100,000	96,027
Walgreens Boots Alliance, Inc. 3.450%, due 06/01/26[7]	105,000	99,308
3.800%, due 11/18/24	175,000	172,158
4.650%, due 06/01/46	110,000	103,311
Walmart, Inc. 3.550%, due 06/26/25	90,000	90,771
4.050%, due 06/29/48	40,000	40,695
4.300%, due 04/22/44	53,000	55,434
		1,804,563
Semiconductor equipment & products—1.13%
Analog Devices, Inc. 2.500%, due 12/05/21	110,000	106,356
2.850%, due 03/12/20	80,000	79,581
3.500%, due 12/05/26	65,000	62,024
4.500%, due 12/05/36	58,000	56,584
5.300%, due 12/15/45	10,000	10,878
Applied Materials, Inc. 5.850%, due 06/15/41	30,000	36,338
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000%, due 01/15/22	690,000	669,983
3.125%, due 01/15/25	210,000	193,158
3.625%, due 01/15/24	180,000	173,392
3.875%, due 01/15/27	80,000	74,935
Intel Corp. 2.700%, due 12/15/22	200,000	195,715
KLA-Tencor Corp. 4.650%, due 11/01/24	4,000	4,118
Lam Research Corp. 2.750%, due 03/15/20	125,000	124,208
2.800%, due 06/15/21	67,000	65,871

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Semiconductor equipment & products—(concluded)
NXP BV/NXP Funding LLC 3.875%, due 09/01/22[3]	$250,000	$246,250
4.125%, due 06/01/21[3]	1,858,000	1,862,701
Texas Instruments, Inc. 4.150%, due 05/15/48	45,000	46,245
Xilinx, Inc. 2.950%, due 06/01/24	175,000	167,080
		4,175,417
Software & services—0.51%
Activision Blizzard, Inc. 2.300%, due 09/15/21	315,000	304,539
3.400%, due 09/15/26	175,000	167,691
3.400%, due 06/15/27	250,000	236,208
Autodesk, Inc. 3.500%, due 06/15/27	75,000	69,983
Microsoft Corp. 3.300%, due 02/06/27	40,000	39,593
3.700%, due 08/08/46	120,000	116,858
4.100%, due 02/06/37	200,000	208,571
4.500%, due 02/06/57	250,000	274,860
Oracle Corp. 4.000%, due 07/15/46	470,000	458,142
		1,876,445
Special purpose entity—0.21%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	228,000	225,560
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[3]	220,000	219,081
3.050%, due 01/09/20[3]	315,000	312,957
		757,598
Technology, hardware & equipment—0.27%
Dell International LLC/EMC Corp. 3.480%, due 06/01/19[3]	225,000	225,735
4.420%, due 06/15/21[3,7]	125,000	126,909
6.020%, due 06/15/26[3]	145,000	153,105
8.350%, due 07/15/46[3]	40,000	49,266
Pitney Bowes, Inc. 3.625%, due 09/15/20[10]	360,000	356,850
Xerox Corp. 3.625%, due 03/15/23	80,000	76,359
		988,224
Telecommunications—0.80%
Cisco Systems, Inc. 2.200%, due 09/20/23	15,000	14,233
Deutsche Telekom International Finance BV 4.375%, due 06/21/28[3]	470,000	472,737
Harris Corp. 2.700%, due 04/27/20	45,000	44,613
3.832%, due 04/27/25	30,000	29,444
TELUS Corp. 4.600%, due 11/16/48	25,000	24,878
	Face amount	Value
Corporate notes—(continued)
Telecommunications—(concluded)
Verizon Communications, Inc. 3.450%, due 03/15/21	$80,000	$80,091
4.272%, due 01/15/36	660,000	630,077
4.329%, due 09/21/28[3,7]	1,026,000	1,031,795
4.500%, due 08/10/33	380,000	375,537
4.862%, due 08/21/46[4]	106,000	105,734
5.012%, due 04/15/49	135,000	137,134
		2,946,273
Tobacco—0.69%
Altria Group, Inc. 2.850%, due 08/09/22	150,000	146,653
BAT Capital Corp. 3.222%, due 08/15/24[3]	300,000	286,557
3.557%, due 08/15/27[3]	230,000	216,414
4.540%, due 08/15/47[3]	18,000	17,069
BAT International Finance PLC 2.750%, due 06/15/20[3]	575,000	569,428
Cargill, Inc. 3.250%, due 03/01/23[3]	65,000	64,282
Philip Morris International, Inc. 3.375%, due 08/11/25	150,000	147,036
Reynolds American, Inc. 3.250%, due 06/12/20	46,000	45,980
4.000%, due 06/12/22	90,000	90,770
4.450%, due 06/12/25	340,000	345,508
4.850%, due 09/15/23	405,000	422,205
RJ Reynolds Tobacco Co. 6.875%, due 05/01/20	170,000	180,267
		2,532,169
Transportation—0.74%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	25,000	24,116
4.125%, due 06/15/47	115,000	115,526
4.150%, due 12/15/48[11]	45,000	45,482
4.550%, due 09/01/44	5,000	5,281
CSX Corp. 2.600%, due 11/01/26	50,000	45,843
3.250%, due 06/01/27	165,000	157,398
3.800%, due 03/01/28	215,000	212,197
3.800%, due 11/01/46	180,000	164,579
4.300%, due 03/01/48	70,000	69,317
FedEx Corp. 4.400%, due 01/15/47	140,000	136,486
4.550%, due 04/01/46	230,000	227,883
Norfolk Southern Corp. 2.900%, due 06/15/26	124,000	116,392
3.150%, due 06/01/27	80,000	76,073
3.650%, due 08/01/25	45,000	45,001
4.150%, due 02/28/48	95,000	93,742
Ryder System, Inc. MTN 2.250%, due 09/01/21	30,000	28,900
2.450%, due 09/03/19	180,000	178,756

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Corporate notes—(continued)
Transportation—(concluded)
2.550%, due 06/01/19	$10,000	$9,977
2.650%, due 03/02/20	210,000	208,131
Union Pacific Corp. 3.350%, due 08/15/46	100,000	84,908
4.100%, due 09/15/67	470,000	412,901
4.800%, due 09/10/58	20,000	20,814
Union Pacific Railroad Co. 2014-1 Pass-Through Trust 3.227%, due 05/14/26[4]	172,480	168,386
Virgin Australia 2013-1B Pass-Through Trust 6.000%, due 10/23/20[3,4]	68,561	69,590
		2,717,679
Utilities—0.19%
CenterPoint Energy Resources Corp. 4.100%, due 09/01/47	160,000	148,592
Entergy Louisiana LLC 4.000%, due 03/15/33	165,000	165,169
Mid-Atlantic Interstate Transmission LLC 4.100%, due 05/15/28[3]	60,000	59,927
NiSource, Inc. 3.490%, due 05/15/27	195,000	187,231
Sempra Energy
3 mo. USD LIBOR + 0.500%, 2.839%, due 01/15/21[2]	145,000	145,075
		705,994
Wireless telecommunications—2.11%
AT&T, Inc. 4.300%, due 02/15/30[3]	1,426,000	1,359,758
4.350%, due 06/15/45[7]	390,000	337,168
4.600%, due 02/15/21	118,000	120,747
5.250%, due 03/01/37	30,000	30,044
Crown Castle International Corp. 2.250%, due 09/01/21	50,000	47,938
3.400%, due 02/15/21	355,000	354,302
3.700%, due 06/15/26	20,000	18,932
4.750%, due 05/15/47	15,000	14,412
4.875%, due 04/15/22	275,000	283,378
5.250%, due 01/15/23	75,000	78,672
Deutsche Telekom International Finance BV 1.950%, due 09/19/21[3]	330,000	314,881
Juniper Networks, Inc. 4.350%, due 06/15/25	25,000	24,927
Motorola Solutions, Inc. 3.500%, due 09/01/21	70,000	69,413
4.000%, due 09/01/24	46,000	44,833
Rogers Communications, Inc. 4.300%, due 02/15/48	65,000	62,231
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[3,10]	2,327,813	2,316,173
4.738%, due 03/20/25[3]	495,000	491,238
	Face amount	Value
Corporate notes—(concluded)
Wireless telecommunications—(concluded)
Telecom Italia SpA 5.303%, due 05/30/24[3,7]	$680,000	$681,700
Vodafone Group PLC 3.750%, due 01/16/24	380,000	375,544
4.125%, due 05/30/25	160,000	160,058
5.250%, due 05/30/48	580,000	600,772
		7,787,121
Total corporate notes (cost—$161,372,937)		158,843,943
Non-US government obligations—1.73%
Argentine Republic Government International Bond 5.875%, due 01/11/28	2,282,000	1,912,339
Colombia Government International Bond 3.875%, due 04/25/27[7]	570,000	555,750
Indonesia Government International Bond 4.100%, due 04/24/28[7]	291,000	285,238
Mexico Government International Bond 3.750%, due 01/11/28[7]	1,316,000	1,246,910
4.125%, due 01/21/26	523,000	519,339
4.150%, due 03/28/27[7]	401,000	394,584
Panama Government International Bond 3.750%, due 03/16/25	250,000	248,750
3.875%, due 03/17/28	120,000	119,700
Philippine Government International Bond 3.000%, due 02/01/28	600,000	563,119
South Africa Government International Bond 5.375%, due 07/24/44[7]	200,000	183,000
Uruguay Government International Bond 4.375%, due 10/27/27	250,000	256,000
4.500%, due 08/14/24[7]	85,000	88,230
Total non-US government obligations (cost—$6,434,018)		6,372,959
Commercial paper[12]—2.32%
Banking-non-US—1.71%
Natixis 2.370%, due 08/10/18	6,310,000	6,310,000
Banking-US—0.61%
Barclays Bank PLC 2.430%, due 08/01/18	1,490,000	1,490,000
QUALCOMM, Inc. 2.407%, due 08/15/18	750,000	749,312
		2,239,312
Total commercial paper (cost—$8,549,311)		8,549,312

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Number of contracts	Notional amount		Value
Options purchased—0.00%†
Call options—0.00%†
90-Day Eurodollar Futures, strike @ $97.37, expires 03/18/19 (Counterparty: BOA)	35	EUR	8,520,750	$4,156
90-Day Eurodollar Futures, strike @ $97.75, expires 06/17/19 (Counterparty: BOA)	107	EUR	26,148,125	5,350
				9,506
Put option—0.00%†
US Treasury Note 10 Year Futures, strike @ $119.00, expires 09/21/18 (Counterparty: BOA)	5	USD	595,000	2,578
Total options purchased (cost—$20,655)				12,084
Foreign exchange options purchased—0.01%
Call option—0.00%†
EUR Call/USD Put, Strike @ 1.22, expiring 08/31/18 (Counterparty: GS)	4,880,000	EUR	4,880,000	645
Put options—0.01%
EUR Put/SEK Call, Strike @ 9.90, expiring 08/15/18 (Counterparty: CSI)	3,190,000	EUR	3,190,000	11
NZD Put/CAD Call, Strike @ 0.89, expiring 09/25/18 (Counterparty: CSI)	5,460,000	NZD	5,460,000	49,530
				49,541
Total foreign exchange options purchased (cost—$65,127)				50,186
Swaptions purchased—0.21%
Call swaptions—0.06%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/27	1,050,000	USD	1,050,000	45,173
6 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	7,167
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/29/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	$15,687
3 Month USD LIBOR Interest Rate Swap, strike @ 3.113% expires 04/28/23 (Counterparty: GS; pay floating rate); underlying swap terminates 04/28/53	180,000	USD	180,000	19,348
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 01/14/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/14/21	21,550,000	USD	21,550,000	44,134
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 01/23/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/23/21	21,550,000	USD	21,550,000	45,068
5 Year Constant Maturity Swap Index, strike @ 0.115% expires 01/25/19 (Counterparty: GS; pay floating rate)	28,780,000	USD	28,780,000	5,013
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 01/30/20 (Counterparty: GS; pay floating rate); underlying swap terminates 02/03/21	10,490,000	USD	10,490,000	22,174
				203,764

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—0.15%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 08/17/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/19/22	6,350,000	USD	6,350,000	$312,578
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/27	1,050,000	USD	1,050,000	73,114
3 Month USD LIBOR Interest Rate Swap, strike @ 3.400% expires 02/14/23 (Counterparty: GS; pay floating rate); underlying swap terminates 02/16/53	1,370,000	USD	1,370,000	93,863
6 Month USD LIBOR Interest Rate Swap, strike @ 0.780% expires 04/20/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	16,287
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/29/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	15,210
3 Month USD LIBOR Interest Rate Swap, strike @ 3.113% expires 04/28/23 (Counterparty: GS; pay floating rate); underlying swap terminates 04/28/53	180,000	USD	180,000	16,648
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.800% expires 06/09/21 (Counterparty: GS; pay floating rate); underlying swap terminates 06/09/51	1,230,000	USD	1,230,000	$38,033

		565,733
Total swaptions purchased (cost—$805,932)		769,497
	Number of shares
Short-term investment—2.78%
Investment companies—2.78%
State Street Institutional U.S. Government Money Market Fund (cost—$10,233,247)	10,233,247	10,233,247
Investment of cash collateral from securities loaned—3.28%
Money market fund—3.28%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$12,098,990)	12,098,990	12,098,990
Total investments before investments sold short (cost—$417,703,026)—111.73%		411,609,870
	Face amount
Investments sold short—(8.25)%
Federal home loan mortgage corporation certificates—(0.87)%
FHLMC TBA 3.500% $(2,914,000) (2,886,283) 5.000%	(314,000)	(330,914)
Total federal home loan mortgage corporation certificates (proceeds—$3,228,656)		(3,217,197)
Federal national mortgage association certificates—(6.66)%
FNMA TBA 2.000% (515,000) (485,569) 2.500% (2,838,000) (2,747,095) 3.000% (1,893,410) (1,825,033) 3.500% (7,023,452) (7,001,269) 4.000% (7,232,000) (7,346,977) 4.500% (4,462,000) (4,628,729) 5.000%	(482,000)	(509,226)
Total federal national mortgage association certificates (proceeds—$24,600,128)		(24,543,898)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Investments sold short—(concluded)
Government national mortgage association certificates—(0.72)%
GNMA TBA 3.500% (proceeds—$2,634,369)	$(2,627,800)	$(2,631,906)
Total investments sold short (proceeds—$30,463,153)		(30,393,001)
Liabilities in excess of other assets—(3.48)%		(12,822,810)
Net assets—100.00%		$368,394,059

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Foreign exchange options written

Notional amount (000)		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	4,880	4,880,000	EUR Call/JPY Put, strike @ JPY 134.00	GS	08/31/18	$14,680	$(4,434)	$10,246
			Put options
NZD	10,915	10,915,000	NZD Put/CAD Call, strike @ CAD 0.87	CSI	09/25/18	$25,611	$(32,541)	$(6,930)
						$40,291	$(36,975)	$3,316

Options written

Notional amount (000)		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	26,180	107	90-Day Eurodollar Futures, strike @ 97.87	BOA	06/17/19	$5,187	$(4,013)	$1,174
USD	5,835	24	Eurodollar 2 Year Mid-Curve Options, strike @ 97.25	BOA	03/15/19	9,263	(6,450)	2,813
						$14,450	$(10,463)	$3,987

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.20%, terminating 02/11/22	GS	Receive	02/07/20	$8,653	$(4,844)	$3,809
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 03/31/20	BOA	Receive	03/27/20	3,863	(2,238)	1,625
USD	32,325	32,325,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 01/14/21	GS	Receive	01/10/20	39,717	(26,846)	12,871
USD	32,325	32,325,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 01/23/21	GS	Receive	01/21/20	41,027	(27,748)	13,279

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	15,735	15,735,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 02/03/21	GS	Receive	01/30/20	$15,207	$(13,842)	$1,365
USD	9,275	9,275,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 06/03/21	JPMCB	Receive	06/03/19	16,973	(8,104)	8,869
USD	540	540,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.80%, terminating 10/15/28	GS	Receive	10/11/18	2,511	(1,144)	1,367
USD	1,070	1,070,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 10/11/28	GS	Receive	10/09/18	5,386	(2,438)	2,948
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.87%, terminating 04/16/22	GS	Receive	04/14/20	42,194	(28,679)	13,515
USD	22,525	22,525,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Receive	05/29/20	165,559	(123,221)	42,338
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/20/20	BOA	Receive	04/17/20	39,545	(31,064)	8,481
USD	11,400	11,400,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 06/10/21	GS	Receive	06/08/20	34,842	(35,152)	(310)
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Receive	05/07/20	120,174	(117,398)	2,776
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Receive	05/14/20	12,871	(12,959)	(88)
							$548,522	$(435,677)	$112,845
			Put swaptions
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 04/16/22	GS	Pay	04/14/20	$42,194	$(49,206)	$(7,012)
USD	1,950	1,950,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 04/18/19	BOA	Pay	04/16/19	50,919	(51,703)	(784)
USD	22,525	22,525,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Pay	05/29/20	165,559	(189,798)	(24,239)
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/21/20	BOA	Pay	04/17/20	39,545	(44,141)	(4,596)
USD	11,400	11,400,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 06/10/21	GS	Pay	06/08/20	33,589	(38,730)	(5,141)
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Pay	05/07/20	120,174	(120,214)	(40)
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Pay	05/14/20	12,811	(12,433)	378
USD	540	540,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.10%, terminating 10/15/28	GS	Pay	10/11/18	3,240	(3,461)	(221)
USD	1,070	1,070,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.12%, terminating 10/11/28	GS	Pay	10/09/18	5,671	(5,889)	(218)
USD	5,670	5,670,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 03/25/21	GS	Pay	03/21/19	12,896	(13,972)	(1,076)
USD	3,000	3,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 05/07/22	GS	Pay	05/05/20	16,575	(17,437)	(862)
USD	4,430	4,430,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 05/10/19	BOA	Pay	05/08/19	92,066	(70,244)	21,822
USD	1,922	1,922,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 07/15/29	GS	Pay	07/11/19	32,818	(35,550)	(2,732)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.20%, terminating 02/11/22	GS	Pay	02/07/20	$13,110	$(15,927)	$(2,817)
USD	2,150	2,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 03/13/19	BOA	Pay	03/11/19	4,545	(3,451)	1,094
USD	9,275	9,275,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 06/03/21	JPMCB	Pay	06/03/19	16,973	(22,530)	(5,557)
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 03/31/20	BOA	Pay	03/27/20	3,862	(4,056)	(194)
USD	4,240	4,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 06/02/22	GS	Pay	05/29/20	15,423	(18,227)	(2,804)
USD	4,210	4,210,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.45%, terminating 06/10/22	GS	Pay	06/08/20	17,429	(15,409)	2,020
USD	2,660	2,660,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/22	GS	Pay	06/15/20	9,908	(9,008)	900
USD	2,600	2,600,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.87%, terminating 06/09/31	GS	Pay	06/07/21	50,575	(41,078)	9,497
EUR	2,645	2,645,000	6 Month EURIBOR Interest Rate Swap strike @ 0.40%, terminating 07/10/21	JPMCB	Pay	07/10/19	10,241	(1,836)	8,405
EUR	1,144	1,144,000	6 Month EURIBOR Interest Rate Swap strike @ 0.60%, terminating 06/27/24	JPMCB	Pay	06/27/19	8,701	(9,606)	(905)
EUR	3,520	3,520,000	6 Month EURIBOR Interest Rate Swap strike @ 1.65%, terminating 02/20/29	JPMCB	Pay	02/20/19	43,671	(2,911)	40,760
							$822,495	$(796,817)	$25,678
							$1,371,017	$(1,232,494)	$138,523

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
23	USD	US Long Bond Futures	September 2018	$3,265,332	$3,288,281	$22,949
108	USD	US Treasury Note 2 Year Futures	September 2018	22,852,914	22,828,500	(24,414)
74	USD	US Treasury Note 5 Year Futures	September 2018	8,451,131	8,371,250	(79,881)
388	USD	US Treasury Note 10 Year Futures	September 2018	46,395,584	46,335,688	(59,896)
Interest rate futures buy contracts:
10	USD	90-Day Eurodollar Futures	September 2020	2,425,989	2,423,375	(2,614)
				$83,390,950	$83,247,094	$(143,856)
US Treasury futures sell contracts:
2	USD	Ultra Long US Treasury Bond Futures	September 2018	$(312,559)	$(313,812)	$(1,253)
58	USD	US Ultra Treasury Note 10 Year Futures	September 2018	(7,428,999)	(7,372,344)	56,655
Interest rate futures sell contracts:
35	EUR	German Euro BOBL Futures	September 2018	(5,389,270)	(5,386,435)	2,835
24	EUR	German Euro Bund Futures	September 2018	(4,536,100)	(4,534,646)	1,454
7	EUR	Mid-Term Euro-OAT Futures	September 2018	(1,252,531)	(1,258,349)	(5,818)
14	GBP	United Kingdom Long Gilt Bond Futures	September 2018	(2,264,003)	(2,254,330)	9,673
10	USD	90-Day Eurodollar Futures	September 2021	(2,426,708)	(2,424,000)	2,708
				$(23,610,170)	$(23,543,916)	$66,254
						$(77,602)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	AUD	1,240,000	CAD	1,217,188	09/20/18	$15,026
BOA	EUR	1,645,000	USD	1,977,066	08/15/18	51,685
HSBC	CHF	470,000	NOK	3,855,470	09/20/18	(3,001)
HSBC	NZD	1,370,000	CAD	1,252,978	09/20/18	30,265
HSBC	EUR	770,000	NOK	7,306,541	09/20/18	(6,134)
JPMCB	EUR	780,000	SEK	7,957,917	09/20/18	(7,008)
NTC	CHF	920,000	JPY	102,289,004	09/20/18	(15,103)
NTC	USD	930,000	JPY	102,199,467	09/20/18	(13,001)
RBS	CHF	450,113	CAD	600,000	09/20/18	5,194
						$57,923

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[15]	Payments received by the Portfolio[15]	Value	Unrealized appreciation (depreciation)
USD	270	11/30/27	Quarterly	2.344%	3 Month USD LIBOR	$15,717	$15,712
USD	21,150	01/26/22	Quarterly	2.716	3 Month USD LIBOR	68,777	68,488
USD	20,750	01/26/21	Semi-Annual	3 Month USD LIBOR	2.660%	(90,461)	(90,731)
USD	2,250	02/05/28	Quarterly	2.798	3 Month USD LIBOR	30,275	30,231
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080	(324)	(336)
USD	1,660	02/18/22	Quarterly	2.964	3 Month USD LIBOR	4,044	4,019
USD	1,590	02/24/22	Quarterly	2.962	3 Month USD LIBOR	3,918	3,894
USD	6,260	09/16/20	Quarterly	2.870	3 Month USD LIBOR	14,492	14,409
USD	3,220	03/24/22	Quarterly	2.981	3 Month USD LIBOR	6,401	6,352
USD	1,290	04/07/22	Quarterly	2.851	3 Month USD LIBOR	5,636	5,616
USD	1,280	04/07/22	Quarterly	2.898	3 Month USD LIBOR	4,477	4,458
EUR	1,110	02/20/29	Semi-Annual	1.370	6 Month EURIBOR	(38,319)	(38,350)
USD	445	03/15/23	Semi-Annual	3 Month USD LIBOR	2.796	(342)	(349)
USD	6,110	09/17/19	Semi-Annual	3 Month USD LIBOR	2.593	(10,294)	(10,366)
USD	2,250	04/03/23	Semi-Annual	3 Month USD LIBOR	2.706	(11,986)	(12,024)
EUR	130	05/04/28	Annual	6 Month EURIBOR	1.008	1,647	1,643
USD	2,840	05/16/23	Semi-Annual	3 Month USD LIBOR	2.945	(2,223)	(2,271)
EUR	180	05/31/28	Annual	6 Month EURIBOR	0.868	(909)	(913)
USD	1,300	06/02/22	Quarterly	2.870	3 Month USD LIBOR	5,065	5,044
USD	130	05/11/22	Quarterly	3.047	3 Month USD LIBOR	88	86
USD	1,450	11/15/43	Quarterly	3.200	3 Month USD LIBOR	(24,890)	(24,924)
USD	6,190	06/06/20	Semi-Annual	3 Month USD LIBOR	2.000	(100,165)	(100,260)
USD	580	11/15/43	Quarterly	3.126	3 Month USD LIBOR	(2,257)	(2,271)
USD	630	06/16/22	Quarterly	3.081	3 Month USD LIBOR	(15)	(25)
USD	640	06/16/22	Quarterly	3.082	3 Month USD LIBOR	(27)	(37)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[15]	Payments received by the Portfolio[15]	Value	Unrealized appreciation (depreciation)
USD	640	06/23/22	Quarterly	3.049%	3 Month USD LIBOR	$354	$344
USD	630	06/23/22	Quarterly	3.042	3 Month USD LIBOR	435	425
USD	770	07/13/28	Quarterly	2.955	3 Month USD LIBOR	6,880	6,864
USD	270	07/18/28	Quarterly	2.942	3 Month USD LIBOR	2,772	2,766
USD	273	07/18/28	Quarterly	2.962	3 Month USD LIBOR	2,312	2,306
USD	6,640	07/19/24	Quarterly	2.920	3 Month USD LIBOR	16,195	16,085
USD	270	07/23/28	Quarterly	2.987	3 Month USD LIBOR	1,569	1,563
USD	270	07/25/28	Quarterly	3.051	3 Month USD LIBOR	98	92
USD	1,430	02/15/28	Quarterly	3.034	3 Month USD LIBOR	3,864	3,835
USD	1,980	07/25/21	Quarterly	3.036	3 Month USD LIBOR	2,187	2,154
USD	1,420	02/15/28	Quarterly	3.053	3 Month USD LIBOR	1,702	1,673
USD	1,420	02/15/28	Quarterly	3.059	3 Month USD LIBOR	1,002	973
USD	2,970	11/30/22	Annual	12 Month Federal Funds Rate	2.690%	2,625	2,571
USD	3,270	08/02/23	Quarterly	2.985	3 Month USD LIBOR	60	—
USD	2,995	11/30/22	Semi-Annual	3 Month USD LIBOR	2.917	(10,644)	(10,698)
USD	270	07/17/28	Semi-Annual	3 Month USD LIBOR	2.929	(3,056)	(3,062)
USD	1,230	07/18/21	Semi-Annual	3 Month USD LIBOR	2.997	(2,235)	(2,255)
USD	3,160	07/19/22	Semi-Annual	3 Month USD LIBOR	2.965	(6,465)	(6,517)
USD	3,500	07/19/26	Semi-Annual	3 Month USD LIBOR	2.978	(8,103)	(8,162)
USD	270	07/25/28	Quarterly	3.051	3 Month USD LIBOR	(691)	(697)
USD	580	11/15/43	Semi-Annual	3 Month USD LIBOR	3.069	(3,800)	(3,815)
EUR	2,330	08/15/27	Annual	6 Month EURIBOR	0.824	(8,902)	(8,963)
USD	580	11/15/43	Semi-Annual	3 Month USD LIBOR	3.090	(1,595)	(1,609)
USD	2,500	07/28/22	Quarterly	3.086	3 Month USD LIBOR	(478)	(520)
USD	1,230	07/30/21	Quarterly	3.096	3 Month USD LIBOR	(34)	(55)
USD	580	11/15/43	Quarterly	3.118	3 Month USD LIBOR	(1,400)	(1,415)
USD	390	08/01/21	Quarterly	3.103	3 Month USD LIBOR	(57)	(63)
USD	220	08/01/28	Quarterly	3.070	3 Month USD LIBOR	(160)	(164)
						$(127,240)	$(129,249)

Credit default swap agreements on corporate issues—sell protection16

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[15]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond, 2.75%, due 03/15/23	USD	130,000	12/20/22	Quarterly	1.000%	$(2,638)	$3,082	$444
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/22	Quarterly	1.000	(828)	781	(47)
BOA	General Electric Co., bond, 6.18%, due 10/09/22	USD	50,000	12/20/22	Quarterly	1.000	(1,184)	764	(420)
BOA	Honeywell International, Inc., bond, 2.70%, due 03/15/36	USD	40,000	12/20/22	Quarterly	1.000	(1,204)	1,235	31
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/22	Quarterly	1.000	(2,323)	2,427	104
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/22	Quarterly	1.000	(3,021)	2,887	(134)
JPMCB	The Procter & Gamble Co., bond, 1.60%, due 11/15/18	USD	90,000	12/20/22	Quarterly	1.000	(3,021)	2,812	(209)
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/22	Quarterly	1.000	(694)	633	(61)
							$(14,913)	$14,621	$(292)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$45,324,346	$—	$45,324,346
Federal home loan bank certificate	—	716,661	—	716,661
Federal home loan mortgage corporation certificates	—	25,379,875	—	25,379,875
Federal national mortgage association certificates	—	64,880,443	—	64,880,443
Government national mortgage association certificates	—	33,107,664	—	33,107,664
Collateralized mortgage obligations	—	23,044,292	—	23,044,292
Asset-backed securities	—	22,226,371	—	22,226,371
Corporate notes	—	154,835,943	4,008,000	158,843,943
Non-US government obligations	—	6,372,959	—	6,372,959
Commercial paper	—	8,549,312	—	8,549,312
Options purchased	12,084	—	—	12,084
Foreign exchange options purchased	—	50,186	—	50,186
Swaptions purchased	—	769,497	—	769,497
Short-term investment	—	10,233,247	—	10,233,247
Investment of cash collateral from securities loaned	—	12,098,990	—	12,098,990
Futures contracts	96,274	—	—	96,274
Forward foreign currency contracts	—	102,170	—	102,170
Swap agreements	—	217,213	—	217,213
Total	$108,358	$407,909,169	$4,008,000	$412,025,527
Liabilities
Investments sold short	$—	$(30,393,001)	$—	$(30,393,001)
Foreign exchange options written	—	(36,975)	—	(36,975)
Options written	(10,463)	—	—	(10,463)
Swaptions written	—	(1,232,494)	—	(1,232,494)
Futures contracts	(173,876)	—	—	(173,876)
Forward foreign currency contracts	—	(44,247)	—	(44,247)
Swap agreements	—	(329,832)	—	(329,832)
Total	$(184,339)	$(32,036,549)	$—	$(32,220,888)

At July 31, 2018, there were no transfers between Level 1 and Level 2.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2018

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended July 31, 2018:

	Collateralized mortgage obligations	Total
Beginning balance	$355,249	$355,249
Purchases	4,000,000	4,000,000
Sales	(344,408)	(344,408)
Accrued discounts/(premiums)	(179)	(179)
Total realized gain/(loss)	(10,662)	(10,662)
Net change in unrealized appreciation/depreciation	8,000	8,000
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$4,008,000	$4,008,000

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2018, was $8,000.

Portfolio footnotes

†  Amount represents less than 0.005%

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $60,400,711, represented 16.40% of the Fund's net assets at period end.

4  Illiquid investment at period end. Illiquid assets, in the amount of $5,961,469, represented 1.62% of the Fund's net assets at period end.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

7  Security, or portion thereof, was on loan at the period end.

8  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

9  Perpetual investment. Date shown reflects the next call date.

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

12  Rate shown is the discount rate at the date of purchase unless otherwise noted.

13  Security is being fair valued by a valuation committee under the direction of the board of trustees.

14  Significant unobservable inputs were used in the valuation of this security; i.e. a Level 3 security.

15  Payments made or received are based on the notional amount.

16  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned -0.71% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned -0.97% and the Lipper Core Plus Bond Funds category posted a median return of -0.74%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 64. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. This was driven by an underexposure to short-term yields, as they rose the most during the period. Non-US developed market interest rate strategies added to performance, including an overall short position to UK interest rates, as yields in these regions rose during the period. Tactical exposure to core European interest rates was also beneficial for results.

Overall, spread sector strategies added to performance. An underweight to investment grade credit was negative for returns as the sector outperformed like-duration Treasuries. This was more than offset by allocations to high yield corporate bonds, non-agency mortgages and emerging market debt. Additionally, an allocation to agency mortgage-backed securities added to returns as the sector outperformed like-duration Treasuries. Lastly, currency strategies detracted from performance, including a long US dollar bias versus a basket of Asian emerging market currencies and select exposure to the Swedish krona.

Overall, derivative usage was positive during the period. The Portfolio's short exposure to US swap rates added to returns, as they underperformed Treasury rates. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The use of credit default swaps to manage credit exposure in lieu of the direct buying or selling of physical securities modestly added to performance. During the period they benefited from lower transaction costs versus cash bond equivalents. Options and options on swaps were modestly used to manage interest rate exposure and volatility. The use of options and swaptions was neutral for performance. Overall, the use of currency options was positive for performance as these securities generated positive income, whereas the use of currency forwards detracted from returns. Currency options and forwards were used

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

PACE Strategic Fixed Income Investments

Advisor's comments (unaudited) – concluded

to gain exposure to foreign currency markets and generate income in expected currency scenarios. The use of government futures to adjust interest rate exposures and replicate government bond positions detracted from performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.89)%	2.45%	5.02%
Class C2	(1.43)	1.95	4.52
Class Y3	(0.71)	2.67	5.28
Class P4	(0.71)	2.70	5.28
After deducting maximum sales charge
Class A1	(4.61)	1.67	4.62
Class C2	(2.15)	1.95	4.52
Bloomberg Barclays US Government/Credit Index[5]	(0.97)	2.26	3.78
Lipper Core Plus Bond Funds median	(0.74)	2.49	4.60

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.75)%	2.28%	4.99%
Class C2	(1.25)	1.79	4.48
Class Y3	(0.51)	2.50	5.25
Class P4	(0.50)	2.54	5.25
After deducting maximum sales charge
Class A1	(4.50)	1.51	4.59
Class C2	(1.98)	1.79	4.48

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.12% and 1.06%; Class C—1.62% and 1.56%; Class Y—1.03% and 0.81%; and Class P—0.90% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.96%; Class C—1.46%; Class Y—0.71%; and Class P—0.71%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Bloomberg Barclays US Government/Credit Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics—July 31, 2018 (unaudited)

Characteristics
Weighted average duration	4.63 yrs.
Weighted average maturity	7.70 yrs.
Average coupon	3.68%
Top ten holdings[1]	Percentage of net assets
FNMA TBA, 4.000%	13.5%
US Treasury Bond, 2.500% due 02/15/45	6.1
FNMA TBA, 3.500%	3.7
US Treasury Note, 2.125% due 09/30/21	3.5
FNMA TBA, 3.500%	3.2
FNMA TBA, 3.500%	2.4
US Treasury Note, 2.000% due 02/28/21	2.1
US Treasury Note, 2.125% due 09/30/24	1.9
US Treasury Note, 2.250% due 04/30/21	1.4
GNMA REMIC, Trust Series 2005-26, Class ZA, 5.500% due 01/20/35	1.4
Total	39.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	80.6%
United Kingdom	4.3
Cayman Islands	3.3
Japan	1.2
Australia	0.9
Total	90.3%
Asset allocation[1]	Percentage of net assets
Corporate notes	47.7%
US government obligations	25.2
US government agency mortgage pass-through certificates	25.2
Collateralized mortgage obligations	13.6
Asset-backed securities	11.5
Non-US government obligations	3.9
Loan assignments	3.1
Municipal bonds and notes	1.4
Options, swaptions, futures, swaps and forward foreign currency contracts	0.1
Short-term US government obligation	0.2
Cash equivalents and other assets less liabilities	(31.9)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
US government obligations—25.17%
US Treasury Bonds 2.500%, due 02/15/45	53,400,000	$47,795,086
2.750%, due 11/15/42	3,200,000	3,022,250
2.875%, due 05/15/43	3,500,000	3,377,910
2.875%, due 08/15/45	8,500,000	8,179,258
3.000%, due 11/15/44	7,200,000	7,097,344
3.000%, due 05/15/45	200,000	197,125
3.000%, due 02/15/48	3,000,000	2,953,828
3.125%, due 08/15/44	2,100,000	2,117,391
3.625%, due 02/15/44	1,400,000	1,535,133
3.875%, due 08/15/40	625,000	707,056
US Treasury Inflation Index Bonds (TIPS) 0.875%, due 02/15/47	937,890	923,266
1.000%, due 02/15/46	1,358,925	1,377,876
2.500%, due 01/15/29	5,020,563	5,826,977
3.625%, due 04/15/28	2,037,443	2,554,843
3.875%, due 04/15/29	3,771,943	4,909,886
US Treasury Notes 1.000%, due 06/30/19	2,050,000	2,023,734
1.875%, due 08/31/22	9,600,000	9,252,000
2.000%, due 02/28/21	16,900,000	16,584,445
2.000%, due 10/31/22[2]	1,000,000	966,953
2.125%, due 09/30/21	27,500,000	26,950,000
2.125%, due 09/30/24	15,700,000	15,012,512
2.250%, due 04/30/21[2]	11,200,000	11,048,187
2.250%, due 02/15/27	1,315,000	1,245,757
2.250%, due 08/15/27	5,000,000	4,720,508
2.250%, due 11/15/27	8,000,000	7,540,625
2.375%, due 08/15/24	785,000	762,278
2.375%, due 05/15/27	8,000,000	7,645,312
Total US government obligations (cost—$206,261,252)		196,327,540
Government national mortgage association certificates—0.00%†
GNMA II ARM 1 year CMT + 1.500%, 2.625%, due 05/20/26[3]	8,865	9,113
1 year CMT + 1.500%, 2.750%, due 07/20/25[3]	2,618	2,683
1 year CMT + 1.500%, 3.125%, due 11/20/23[3]	1,932	1,969
1 year CMT + 1.500%, 3.375%, due 01/20/26[3]	4,765	4,886
Total government national mortgage association certificates (cost—$18,364)		18,651
Federal home loan mortgage corporation certificates—0.55%
FHLMC 7.645%, due 05/01/25	829,688	920,345
FHLMC ARM 12 mo. USD LIBOR + 1.815%, 3.957%, due 03/01/36[3]	14,796	14,979
FHLMC TBA 4.000%	2,370,000	2,406,007
4.500%	930,000	964,421
Total federal home loan mortgage corporation certificates (cost—$4,226,277)		4,305,752
	Face amount[1]	Value
Federal housing administration certificates—0.00%†
FHA GMAC 7.430%, due 06/01/21[4]	662	$663
FHA Reilly 7.430%, due 10/01/20[4]	1,254	1,256
Total federal housing administration certificates (cost—$1,936)		1,919
Federal national mortgage association certificates—24.60%
FNMA 3.310%, due 07/01/23	597,582	598,050
3.500%, due 11/01/21	1,054,570	1,065,557
4.500%, due 04/01/29	176,989	184,109
5.407%, due 11/01/34	7,046,801	7,102,901
FNMA ARM 12 mo. MTA + 1.400%, 2.957%, due 08/01/40[3]	39,977	39,479
12 mo. USD LIBOR + 1.748%, 3.420%, due 03/01/36[3]	10,421	10,581
12 mo. USD LIBOR + 1.651%, 3.499%, due 12/01/35[3]	64,244	67,221
1 year CMT + 2.268%, 3.518%, due 10/01/35[3]	4,520	4,704
12 mo. USD LIBOR + 1.780%, 3.530%, due 11/01/35[3]	42,261	44,217
12 mo. USD LIBOR + 1.942%, 3.692%, due 09/01/35[3]	12,491	13,104
1 year CMT + 2.099%, 3.777%, due 05/01/30[3]	30,439	31,405
12 mo. USD LIBOR + 1.912%, 3.787%, due 02/01/36[3]	48,976	51,357
12 mo. USD LIBOR + 1.902%, 3.890%, due 03/01/36[3]	52,147	54,336
12 mo. USD LIBOR + 1.814%, 3.909%, due 03/01/36[3]	23,595	24,931
12 mo. USD LIBOR + 1.912%, 3.912%, due 03/01/36[3]	23,599	24,633
1 year CMT + 2.553%, 3.954%, due 01/01/36[3]	31,080	32,760
1 year CMT + 2.222%, 3.984%, due 04/01/27[3]	9,427	9,817
1 year CMT + 2.249%, 3.999%, due 05/01/27[3]	6,041	6,127
6 mo. USD LIBOR + 1.538%, 4.038%, due 01/01/36[3]	24,119	25,143
12 mo. USD LIBOR + 2.015%, 4.640%, due 06/01/36[3]	8,358	8,374
FNMA ARM COFI 3.250%, due 11/01/26[5,6]	13,312	12,102
FNMA TBA 3.000%	19,000,000	18,296,406
3.500%	55,000,000	54,493,875
4.000%	107,075,000	108,631,072
4.500%	1,000,000	1,035,843
Total federal national mortgage association certificates (cost—$192,183,839)		191,868,104

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Collateralized mortgage obligations—13.62%
Alba PLC, Series 2007-1, Class A3 3 mo. LIBOR GBP + 0.170%, 0.801%, due 03/17/39[3,7]	GBP 501,648	$625,603
ARM Trust, Series 2005-5, Class 2A1 4.065%, due 09/25/35[8]	132,327	124,929
Ashford Hospitality Trust, Series KEYS, Class A 1 mo. USD LIBOR + 1.000%, 3.050%, due 05/15/35[3,9]	1,500,000	1,501,398
Banc of America Funding Corp., Series 2005-D, Class A1 4.002%, due 05/25/35[8]	625,362	653,440
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[9]	1,000,000	982,348
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 4.817%, due 07/20/32[8]	625	635
Series 2004-H, Class 2A2 3.609%, due 09/25/34[8]	698,588	691,794
BBCCRE Trust, Series 2015-GTP, Class A 3.966%, due 08/10/33[9]	3,600,000	3,589,481
BCAP LLC 2011-RR10 Trust, Class 3A5 3.962%, due 06/26/35[8,9]	282,479	277,678
BCAP LLC Trust, Series 2014-RR5, Class 1A3 1 mo. USD LIBOR + 0.225%, 2.302%, due 01/26/36[3,9]	1,029,376	1,010,015
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 4.180%, due 10/25/33[8]	4,320	4,495
Series 2004-9, Class 2A1 3.707%, due 09/25/34[8]	341,519	324,456
Series 2005-7, Class 22A1 4.024%, due 09/25/35[8]	566,647	462,244
Series 2006-1, Class 21A2 3.862%, due 02/25/36[8]	691,202	608,666
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 3.827%, due 04/25/33[8]	26,480	26,726
Series 2003-5, Class 2A1 4.233%, due 08/25/33[8]	134,077	134,131
Series 2004-3, Class 1A2 4.241%, due 07/25/34[8]	120,318	119,101
Series 2004-6, Class 2A1 3.816%, due 09/25/34[8]	634,500	638,748
Series 2004-7, Class 1A1 3.750%, due 10/25/34[8]	196,323	188,565
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	1,951,513	1,871,602
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	718,760	531,723
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO 1.390%, due 02/10/48[8]	3,544,082	243,736
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A
1 year CMT + 2.400%, 4.490%, due 05/25/35[3]	237,503	$238,679
Series 2005-4, Class A 4.072%, due 08/25/35[8]	553,111	559,049
Series 2005-6, Class A2
1 year CMT + 2.150%, 4.240%, due 09/25/35[3]	43,784	44,333
Series 2005-6, Class A3
1 year CMT + 1.800%, 3.890%, due 09/25/35[3]	7,808	7,625
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO 1.296%, due 04/10/47[8]	12,212,943	520,533
Series 2014-UBS3, Class XA, IO 1.285%, due 06/10/47[8]	3,518,178	161,937
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	37,366	38,184
Series 2005-62, Class 2A1
12 mo. MTA + 1.000%, 2.654%, due 12/25/35[3]	204,087	185,837
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	540,743	461,779
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A 5.030%, due 01/25/34[8,9]	680,529	650,134
Series 2004-12, Class 11A1 3.939%, due 08/25/34[8]	162,691	153,506
Series 2004-12, Class 11A2 3.939%, due 08/25/34[8]	104,097	100,943
Series 2004-12, Class 12A1 4.216%, due 08/25/34[8]	26,740	26,151
Series 2005-HYB9, Class 5A1
12 mo. USD LIBOR + 1.750%, 3.537%, due 02/20/36[3]	186,130	170,061
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A
1 mo. USD LIBOR + 0.260%, 2.342%, due 08/19/45[3]	262,871	246,642
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	31,488	33,165
Series 1278, Class K 7.000%, due 05/15/22	6,795	7,022
Series 1367, Class KA 6.500%, due 09/15/22	304	319
Series 1502, Class PX 7.000%, due 04/15/23	107,655	113,734
Series 1503, Class PZ 7.000%, due 05/15/23	32,336	34,427
Series 1534, Class Z 5.000%, due 06/15/23	32,442	33,000
Series 1548, Class Z 7.000%, due 07/15/23	23,392	24,663

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1562, Class Z 7.000%, due 07/15/23	36,435	$38,508
Series 1694, Class Z 6.500%, due 03/15/24	20,713	22,040
Series 2017-DNA1, Class M2
1 mo. USD LIBOR + 3.250%, 5.314%, due 07/25/29[3]	515,000	560,072
Series 2017-DNA2, Class M2
1 mo. USD LIBOR + 3.450%, 5.514%, due 10/25/29[3]	1,190,000	1,307,693
Series 2017-HQA2, Class M2
1 mo. USD LIBOR + 2.650%, 4.714%, due 12/25/29[3]	530,000	551,909
Series 2018-HQA1, Class M2
1 mo. USD LIBOR + 2.300%, 4.364%, due 09/25/30[3]	870,000	872,621
Series 2061, Class Z 6.500%, due 06/15/28	71,695	77,466
Series 2400, Class FQ
1 mo. USD LIBOR + 0.500%, 2.572%, due 01/15/32[3]	48,317	48,503
Series 2764, Class LZ 4.500%, due 03/15/34	639,904	662,554
Series 2764, Class ZG 5.500%, due 03/15/34	1,615,802	1,748,230
Series 2835, Class JZ 5.000%, due 08/15/34	385,578	408,688
Series 2921, Class PG 5.000%, due 01/15/35	2,460,742	2,588,853
Series 2983, Class TZ 6.000%, due 05/15/35	1,396,908	1,539,358
Series 3149, Class CZ 6.000%, due 05/15/36	1,739,478	1,904,269
Series T-054, Class 2A 6.500%, due 02/25/43	490,146	551,564
Series T-058, Class 2A 6.500%, due 09/25/43	1,689,351	1,898,411
Series T-075, Class A1
1 mo. USD LIBOR + 0.040%, 1.891%, due 12/25/36[3]	226,175	225,673
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 4.225%, due 08/25/35[8]	21,508	17,959
FNMA Connecticut Avenue Securities, Series 2017-C03, Class 1M2
1 mo. USD LIBOR + 3.000%, 5.064%, due 10/25/29[3]	680,000	731,853
Series 2017-C03, Class 2M2
1 mo. USD LIBOR + 2.800%, 4.864%, due 02/25/30[3]	410,000	427,293
Series 2017-C04, Class 2M2
1 mo. USD LIBOR + 2.850%, 4.914%, due 11/25/29[3]	1,300,000	1,365,715
Series 2017-C05, Class 1M2
1 mo. USD LIBOR + 2.200%, 4.264%, due 01/25/30[3]	515,000	527,316
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2017-C06, Class 1M2
1 mo. USD LIBOR + 2.650%, 4.714%, due 02/25/30[3]	320,000	$332,094
Series 2017-C07, Class 2M2
1 mo. USD LIBOR + 2.500%, 4.564%, due 05/25/30[3]	1,040,000	1,066,031
Series 2018-C01, Class 1M2
1 mo. USD LIBOR + 2.250%, 4.314%, due 07/25/30[3]	725,000	735,298
Series 2018-C02, Class 2M2
1 mo. USD LIBOR + 2.200%, 4.264%, due 08/25/30[3]	580,000	581,966
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	580	597
Series 1992-129, Class L 6.000%, due 07/25/22	1,433	1,486
Series 1993-060, Class Z 7.000%, due 05/25/23	28,863	30,746
Series 1993-070, Class Z 6.900%, due 05/25/23	4,459	4,708
Series 1993-096, Class PZ 7.000%, due 06/25/23	22,164	23,498
Series 1993-160, Class ZB 6.500%, due 09/25/23	9,973	10,316
Series 1993-163, Class ZB 7.000%, due 09/25/23	2,285	2,411
Series 1998-066, Class FG
1 mo. USD LIBOR + 0.300%, 2.364%, due 12/25/28[3]	14,649	14,719
Series 1999-W4, Class A9 6.250%, due 02/25/29	193,617	203,265
Series 2000-034, Class F
1 mo. USD LIBOR + 0.450%, 2.514%, due 10/25/30[3]	3,682	3,696
Series 2002-080, Class A1 6.500%, due 11/25/42	663,685	724,730
Series 2003-064, Class AH 6.000%, due 07/25/33	1,661,099	1,793,454
Series 2003-W8, Class 2A 7.000%, due 10/25/42	35,044	39,303
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	521,608	565,778
Series 2004-W8, Class 2A 6.500%, due 06/25/44	544,392	598,074
Series 2005-024, Class ZE 5.000%, due 04/25/35	765,629	816,690
Series 2005-120, Class ZU 5.500%, due 01/25/36	1,889,314	2,045,012
Series 2006-065, Class GD 6.000%, due 07/25/26	673,338	712,412
Series 2017-C02, Class 2M2
1 mo. USD LIBOR + 3.650%, 5.714%, due 09/25/29[3]	1,508,000	1,653,148
Trust 1993-037, Class PX 7.000%, due 03/25/23	4,950	5,197
Trust G92-040, Class ZC 7.000%, due 07/25/22	3,008	3,138

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GNMA REMIC, Trust Series 2002-031, Class FW
1 mo. USD LIBOR + 0.400%, 2.472%, due 06/16/31[3]	37,658	$37,864
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	4,789,812	5,296,285
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	9,976,914	10,765,041
Trust Series 2015-H20, Class FB
1 mo. USD LIBOR + 0.600%, 2.605%, due 08/20/65[3]	1,441,055	1,450,226
Trust Series 2016-154, Class WF
1 mo. USD LIBOR + 0.400%, 2.492%, due 11/20/45[3]	888,032	885,173
Trust Series 2016-H11, Class F
1 mo. USD LIBOR + 0.800%, 2.805%, due 05/20/66[3]	1,073,794	1,090,044
Trust Series 2016-H15, Class FA
1 mo. USD LIBOR + 0.800%, 2.805%, due 07/20/66[3]	2,031,858	2,061,935
Trust Series 2016-H19, Class FE
1 mo. USD LIBOR + 0.370%, 2.375%, due 06/20/61[3]	392,053	392,247
Trust Series 2017-182, Class FW
1 mo. USD LIBOR + 0.350%, 2.442%, due 05/20/47[3]	1,306,813	1,306,596
Trust Series 2018-38, Class WF
1 mo. USD LIBOR + 0.300%, 2.392%, due 10/20/43[3]	3,165,192	3,160,849
GreenPoint MTA Trust, Series 2005-AR3, Class 1A1
1 mo. USD LIBOR + 0.240%, 2.304%, due 08/25/45[3]	1,337,479	1,245,193
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1
3.714%, due 09/25/35[8]	374,165	381,147
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A
1 mo. USD LIBOR + 0.700%, 2.782%, due 01/19/35[3]	51,158	46,132
Series 2005-4, Class 3A1 4.078%, due 07/19/35[8]	248,090	217,167
Housing Security, Inc., Series 1992-8, Class B 1.073%, due 06/25/24[8]	2,374	2,373
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A
1 mo. USD LIBOR + 1.000%, 3.072%, due 06/15/32[3,9]	1,900,000	1,902,367
Series 2018-PHH, Class A
1 mo. USD LIBOR + 0.910%, 2.910%, due 06/15/20[3,4,9,10]	1,600,000	1,600,470
JPMorgan Mortgage Trust, 2005-A8, Series Class 1A1 3.562%, due 11/25/35[8]	891,145	862,278
JPMorgan Mortgage Trust, 2006-A4, Series 2006-A4, Class 2A2 3.901%, due 06/25/36[8]	399,415	377,548
	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
Ludgate Funding PLC, Series 2007-1, Class A2A
3 mo. LIBOR GBP + 0.160%, 0.840%, due 01/01/61[3,7]	GBP	1,795,391	$2,245,452
Series 2008-W1X, Class A1
3 mo. LIBOR GBP + 0.600%, 1.280%, due 01/01/61[3,7]	GBP	764,925	985,330
Mansard Mortgages, Series 2007-1X, Class A2
3 mo. LIBOR GBP + 0.180%, 0.933%, due 04/15/47[3,7]	GBP	1,138,535	1,431,975
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B 3.446%, due 07/13/29[8,9]		1,800,000	1,784,177
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[9]		763,126	770,045
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
1 mo. USD LIBOR + 0.200%, 2.291%, due 12/26/35[3,9]		1,916,263	1,889,610
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1
1 mo. USD LIBOR + 0.340%, 2.404%, due 01/25/36[3,9]		950,174	932,017
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1
1 mo. USD LIBOR + 0.210%, 2.274%, due 04/25/46[3]		1,117,960	535,315
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6
1 mo. USD LIBOR + 0.450%, 2.514%, due 12/25/36[3]		1,018,071	334,843
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		537,018	542,604
Sequoia Mortgage Trust, Series 2007-3, Class 1A1
1 mo. USD LIBOR + 0.200%, 2.286%, due 07/20/36[3]		193,935	184,936
Structured ARM Loan Trust, Series 2004-8, Class 3A 4.284%, due 07/25/34[8]		381,773	380,653
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1
1 mo. USD LIBOR + 0.660%, 2.742%, due 09/19/32[3]		98,311	96,005
Series 2006-AR3, Class 11A1
1 mo. USD LIBOR + 0.210%, 2.274%, due 04/25/36[3]		1,739,887	1,598,989
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 3.852%, due 09/25/37[8]		1,000,201	999,450
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19		14,641	14,784

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Series 2002-20K, Class 1 5.080%, due 11/01/22		201,300	$205,287
Series 2005-20H, Class 1 5.110%, due 08/01/25		251,207	257,924
Series 2007-20D, Class 1 5.320%, due 04/01/27		974,595	1,001,962
Uropa Securities PLC, Series 2007-1, Class A3A
3 mo. LIBOR GBP + 0.200%, 0.920%, due 10/10/40[3,7]	GBP	3,100,000	3,868,522
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
12 mo. MTA + 1.400%, 3.054%, due 06/25/42[3]		18,440	17,685
Series 2005-AR13, Class A1A1
1 mo. USD LIBOR + 0.290%, 2.354%, due 10/25/45[3]		676,217	676,125
Series 2005-AR15, Class A1A1
1 mo. USD LIBOR + 0.260%, 2.324%, due 11/25/45[3]		90,019	89,058
Series 2006-AR2, Class 2A1 3.307%, due 03/25/36[8]		760,591	697,839
Series 2006-AR9, Class 1A
12 mo. MTA + 1.000%, 2.654%, due 08/25/46[3]		791,332	735,874
Series 2006-AR9, Class 2A
11th District Cost of Funds + 1.500%, 2.385%, due 08/25/46[3]		682,213	658,065
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 3.734%, due 12/25/33[8]		115,981	118,866
Series 2004-CC, Class A1 3.754%, due 01/25/35[8]		59,368	60,682
Series 2004-DD, Class 2A6 3.785%, due 01/25/35[8]		567,377	584,704
Series 2006-AR2, Class 2A1 3.863%, due 03/25/36[8]		496,806	504,671
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO 0.852%, due 09/15/57[8]		7,025,185	272,312
Series 2014-LC14, Class XA, IO 1.293%, due 03/15/47[8]		4,320,330	185,727
Total collateralized mortgage obligations (cost—$103,008,341)			106,209,975
Asset-backed securities—11.54%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1
1 mo. USD LIBOR + 0.580%, 2.644%, due 07/25/34[3]		1,155,203	1,135,280
Ally Auto Receivables Trust, Series 2017-3, Class A2 1.530%, due 03/16/20		170,848	170,419
Series 2018-3, Class A2 2.720%, due 05/17/21		1,900,000	1,899,359
American Express Credit Account Master Trust, Series 2017-4, Class A 1.640%, due 12/15/21		2,600,000	2,579,782
	Face amount[1]		Value
Asset-backed securities—(continued)
Americredit Automobile Receivables Trust, Series 2018-1, Class A1 2.450%, due 05/20/19		325,898	$325,903
Series 2018-1, Class A2B
1 mo. USD LIBOR + 0.230%, 2.309%, due 07/19/21[3]		1,300,000	1,300,085
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R8, Class M1
1 mo. USD LIBOR + 0.470%, 2.534%, due 10/25/35[3]		84,782	84,812
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A
1 mo. USD LIBOR + 1.300%, 3.372%, due 04/15/27[3,9]		2,000,000	2,010,210
Atrium X, Series 10A, Class AR
3 mo. USD LIBOR + 0.950%, 3.289%, due 07/16/25[3,9]		648,775	648,796
Avery Point III CLO Ltd., Series 2013-3A, Class AR
3 mo. USD LIBOR + 1.120%, 3.453%, due 01/18/25[3,9]		412,944	413,129
Avery Point IV CLO Ltd., Series 2014-1A, Class AR
3 mo. USD LIBOR + 1.100%, 3.435%, due 04/25/26[3,9]		1,124,305	1,124,805
BMW Vehicle Lease Trust, Series 2017-1, Class A2 1.640%, due 07/22/19		700,395	699,340
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1
1 mo. USD LIBOR + 0.450%, 2.522%, due 02/15/22[3]		1,800,000	1,804,860
Cent CLO 20 Ltd., Series 2013-20A, Class AR
3 mo. USD LIBOR + 1.100%, 3.435%, due 01/25/26[3,9]		1,146,834	1,147,372
Chase Issuance Trust, Series 2016-A2, Class A 1.370%, due 06/15/21		1,440,000	1,423,346
Series 2018-A1, Class A1
1 mo. USD LIBOR + 0.200%, 2.272%, due 04/17/23[3]		2,190,000	2,190,651
CHEC Loan Trust, Series 2004-2, Class M1
1 mo. USD LIBOR + 0.640%, 2.704%, due 06/25/34[3]		743,417	729,249
CIFC Funding Ltd., Series 2014-5A, Class A2R
3 mo. USD LIBOR + 1.400%, 3.736%, due 01/17/27[3,9]		2,100,000	2,101,966
Cork Street CLO Designated Activity Co. Series 1A, Class A1BE
3 mo. Euribor + 1.350%, 0.760%, due 11/27/28[3,9]	EUR	2,400,000	2,802,306

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Asset-backed securities—(continued)
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[11]	366,192	$164,702
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A
1 mo. USD LIBOR + 0.820%, 2.892%, due 09/15/29[3]	44,487	43,623
DT Auto Owner Trust, Series 2017-2, Class A 1.720%, due 05/15/20[9]	106,534	106,482
ECMC Group Student Loan Trust, Series 2018-1A, Class A
1 mo. USD LIBOR + 0.750%, 2.814%, due 02/27/68[3,9]	1,534,553	1,538,372
Evans Grove CLO Ltd., Series 2018-1A, Class A1
3 mo. USD LIBOR + 0.920%, 3.239%, due 05/28/28[3,9]	1,600,000	1,588,494
Figueroa CLO Ltd., Series 2014-1A, Class AR
3 mo. USD LIBOR + 0.900%, 3.239%, due 01/15/27[3,9]	1,600,000	1,600,000
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2
1 mo. USD LIBOR + 0.795%, 2.859%, due 09/25/35[3]	663,912	665,369
Flagship VII Ltd., Series 2013-7A, Class A1R
3 mo. USD LIBOR + 1.120%, 3.468%, due 01/20/26[3,9]	920,860	920,936
GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A2
1 mo. USD LIBOR + 0.380%, 2.277%, due 03/15/23[3,9]	1,900,000	1,903,003
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR
3 mo. USD LIBOR + 1.370%, 3.709%, due 10/29/26[3,9]	3,000,000	3,002,748
GSAMP Trust, Series 2006-HE4, Class A1
1 mo. USD LIBOR + 0.140%, 2.204%, due 06/25/36[3]	1,961,120	1,913,220
Home Equity Asset Trust, Series 2005-2, Class M5
1 mo. USD LIBOR + 1.095%, 3.159%, due 07/25/35[3]	1,000,000	1,009,274
Jamestown CLO V Ltd., Series 2014-5A, Class AR
3 mo. USD LIBOR + 1.220%, 3.556%, due 01/17/27[3,9]	960,938	961,548
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1
1 mo. USD LIBOR + 0.390%, 2.454%, due 05/25/35[3]	2,400,000	2,384,172
Series 2006-WMC1, Class A1
1 mo. USD LIBOR + 0.180%, 2.244%, due 03/25/36[3]	335,388	335,319
	Face amount[1]	Value
Asset-backed securities—(continued)
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1
1 mo. USD LIBOR + 0.170%, 2.234%, due 04/25/36[3]	700,485	$698,276
Series 2007-CH1, Class MV2
1 mo. USD LIBOR + 0.280%, 2.344%, due 11/25/36[3]	1,680,000	1,672,187
Series 2007-CH2, Class AV1
1 mo. USD LIBOR + 0.160%, 2.224%, due 01/25/37[3]	335,278	334,942
KVK CLO Ltd., Series 2013-2A, Class AR
3 mo. USD LIBOR + 1.150%, 3.489%, due 01/15/26[3,9]	1,149,760	1,150,351
LoanCore Issuer Ltd., Series 2018-CRE1, Class A
1 mo. USD LIBOR + 1.310%, 3.202%, due 05/15/28[3,9]	1,600,000	1,601,008
Loomis Sayles CLO II Ltd., Series 2015-2A, Class A1R
3 mo. USD LIBOR + 0.900%, 3.239%, due 04/15/28[3,9]	1,900,000	1,897,026
M360 LLC, Series 2018-CRE1, Class A
4.395%, due 07/24/28[4,9]	1,600,000	1,599,083
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2
1 mo. USD LIBOR + 0.705%, 2.769%, due 12/25/34[3]	237,547	219,629
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1
1 mo. USD LIBOR + 1.575%, 3.639%, due 11/25/32[3]	717,165	715,838
Mountain View CLO Ltd., Series 2014-1A, Class ARR
3 mo. USD LIBOR + 0.800%, 3.139%, due 10/15/26[3,9]	1,200,000	1,198,382
Navient Private Education Loan Trust, Series 2018-BA, Class A1
1 mo. USD LIBOR + 0.350%, 2.422%, due 12/15/59[3,9]	1,377,473	1,377,332
Series 2018-BA, Class A2B
1 mo. USD LIBOR + 0.720%, 2.792%, due 12/15/59[3,9]	400,000	400,123
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1 3.010%, due 06/16/42[4,9]	1,600,000	1,599,853
Navient Student Loan Trust, Series 2016-6A, Class A1
1 mo. USD LIBOR + 0.480%, 2.544%, due 03/25/66[3,9]	120,281	120,451
New Century Home Equity Loan Trust, Series 2005-B, Class M1
1 mo. USD LIBOR + 0.480%, 2.544%, due 10/25/35[3]	1,900,000	1,840,608
Series 2005-D, Class A2D
1 mo. USD LIBOR + 0.330%, 2.394%, due 02/25/36[3]	1,170,709	1,170,330

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Asset-backed securities—(continued)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-FM1, Class 2A4
1 mo. USD LIBOR + 0.330%, 2.394%, due 11/25/35[3]	3,000,000	$2,657,501
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A 3.430%, due 12/16/24[4,9]	1,600,000	1,599,634
RASC, Series 2005-KS11 Trust, Class M2
1 mo. USD LIBOR + 0.420%, 2.484%, due 12/25/35[3]	1,100,000	1,095,871
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2
1 mo. USD LIBOR + 1.350%, 3.414%, due 12/25/34[3]	753,022	753,021
Saxon Asset Securities Trust, Series 2004-1, Class M1
1 mo. USD LIBOR + 0.795%, 2.859%, due 03/25/35[3]	432,054	421,592
Series 2006-1, Class M1
1 mo. USD LIBOR + 0.465%, 2.529%, due 03/25/36[3]	2,000,000	1,783,610
SLM Student Loan Trust, Series 2008-9, Class A
3 mo. USD LIBOR + 1.500%, 3.835%, due 04/25/23[3]	1,666,523	1,699,355
SoFi Professional Loan Program, Series 2017-A, Class A2A 1.550%, due 03/26/40[9]	716,777	710,698
Sound Point CLO X Ltd., Series 2015-3A, Class AR
3 mo. USD LIBOR + 0.890%, 3.238%, due 01/20/28[3,9]	1,600,000	1,597,064
Soundview Home Loan Trust, Series 2006-OPT2, Class A3
1 mo. USD LIBOR + 0.180%, 2.244%, due 05/25/36[3]	679,956	678,513
Series 2006-OPT3, Class 2A4
1 mo. USD LIBOR + 0.250%, 2.314%, due 06/25/36[3]	2,675,000	2,618,979
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	346,843	342,434
Series 2005-WF1, Class M1
1 mo. USD LIBOR + 0.660%, 2.724%, due 02/25/35[3]	171,474	171,416
Symphony CLO XII Ltd., Series 2013-12A, Class AR
3 mo. USD LIBOR + 1.030%, 3.369%, due 10/15/25[3,9]	1,953,218	1,953,362
Telos CLO Ltd., Series 2014-6A, Class A1R
3 mo. USD LIBOR + 1.270%, 3.606%, due 01/17/27[3,9]	2,000,000	2,001,054
TICP CLO III-2 Ltd., Series 2018-3R, Class A
3 mo. USD LIBOR + 0.840%, 3.199%, due 04/20/28[3,9]	1,300,000	1,286,281
	Face amount[1]	Value
Asset-backed securities—(concluded)
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2A 1.460%, due 01/15/20	310,715	$309,919
Series 2018-B, Class A2A 2.640%, due 03/15/21	1,310,000	1,308,632
Trillium Credit Card Trust II, Series 2018-1A, Class A
1 mo. USD LIBOR + 0.250%, 2.320%, due 02/27/23[3,9]	1,800,000	1,800,021
Utah State Board of Regents, Series 2017-1, Class A
1 mo. USD LIBOR + 0.750%, 2.710%, due 01/25/57[3]	884,350	886,154
Verizon Owner Trust, Series 2017-1A, Class A 2.060%, due 09/20/21[9]	1,000,000	988,470
VOLT LVII LLC, Series 2017-NPL4, Class A1 3.375%, due 04/25/47[9,11]	494,424	492,795
WhiteHorse X Ltd., Series 2015-10A, Class A1R
3 mo. USD LIBOR + 0.930%, 3.266%, due 04/17/27[3,9]	1,600,000	1,599,986
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A2
1.680%, due 12/16/19	954,750	951,665
Total asset-backed securities (cost—$87,486,812)		90,032,378
Corporate notes—47.68%
Advertising—0.01%
Outfront Media Capital LLC/ Outfront Media Capital Corp. 5.875%, due 03/15/25	90,000	90,788
Agriculture—0.51%
BAT Capital Corp. 2.764%, due 08/15/22[9]	1,300,000	1,255,257
4.540%, due 08/15/47[9]	1,030,000	976,748
Philip Morris International, Inc. 2.500%, due 11/02/22	1,800,000	1,729,998
		3,962,003
Airlines—0.76%
Air Canada 2013-1, Class B Pass-Through Trust 5.375%, due 05/15/21[9]	1,504,857	1,534,954
American Airlines 2013-2, Class A Pass-Through Trust 4.950%, due 01/15/23	1,732,637	1,781,254
Continental Airlines 2009-2, Series A Pass-Through Trust 7.250%, due 11/10/19	731,191	766,288
Continental Airlines 2012-2, Class A Pass-Through Trust 4.000%, due 10/29/24	1,236,087	1,240,970
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19	598,715	612,186
		5,935,652

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate notes—(continued)
Auto & truck—1.17%
General Motors Co. 6.250%, due 10/02/43		500,000	$522,243
General Motors Financial Co., Inc.
3 mo. USD LIBOR + 0.540%, 2.903%, due 11/06/20[3]		1,500,000	1,498,139
3.100%, due 01/15/19		657,000	658,340
3.200%, due 07/13/20		1,300,000	1,295,710
3.550%, due 04/09/21[12]		1,600,000	1,595,552
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[9]		1,100,000	1,047,612
SMBC Aviation Capital Finance DAC 4.125%, due 07/15/23[9]		1,600,000	1,599,256
ZF North America Capital, Inc. 4.000%, due 04/29/20[9]		900,000	903,784
			9,120,636
Auto parts & equipment—0.01%
The Goodyear Tire & Rubber Co. 5.125%, due 11/15/23		40,000	39,700
Banking-non-US—10.02%
Banco Bilbao Vizcaya Argentaria SA
(fixed, converts to FRN on 02/19/19), 7.000%, due 02/19/19[7,13]	EUR	1,400,000	1,677,965
Bank of Scotland PLC MTN 6.375%, due 08/16/19	GBP	1,100,000	1,515,273
Barclays Bank PLC 6.750%, due 05/22/19		1,900,000	1,958,329
Barclays PLC
3 mo. USD LIBOR + 1.625%, 3.956%, due 01/10/23[3,12]		2,000,000	2,039,346
4.375%, due 01/12/26		1,315,000	1,286,767
4.836%, due 05/09/28		785,000	748,440
(fixed, converts to FRN on 09/15/19), 7.000%, due 09/15/19[7,13]	GBP	2,000,000	2,690,727
7.625%, due 11/21/22		1,600,000	1,732,000
(fixed, converts to FRN on 12/15/18), 8.250%, due 12/15/18[13]		1,700,000	1,731,192
Barclays PLC MTN 3.250%, due 02/12/27[7]	GBP	1,100,000	1,425,656
BNP Paribas SA 2.375%, due 05/21/20		630,000	620,658
Cooperatieve Rabobank UA 6.875%, due 03/19/20[7]	EUR	1,400,000	1,804,823
Credit Suisse Group AG
3 mo. USD LIBOR + 1.240%, 3.566%, due 06/12/24[3,9]		1,600,000	1,607,568
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[9]		1,600,000	1,604,779
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25		2,000,000	1,937,495
3.800%, due 09/15/22		1,900,000	1,894,566
3.800%, due 06/09/23		3,200,000	3,172,029
Deutsche Bank AG 2.700%, due 07/13/20		700,000	683,992
3.300%, due 11/16/22		1,900,000	1,799,015
3.950%, due 02/27/23		1,300,000	1,262,935
4.250%, due 10/14/21		1,100,000	1,090,590
3 mo. USD LIBOR + 1.910%, 4.263%, due 05/10/19[3]		3,500,000	3,516,707
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
HSBC Holdings PLC 3.400%, due 03/08/21		1,700,000	$1,698,028
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[13]		870,000	843,030
ICICI Bank Ltd. 4.800%, due 05/22/19[9]		1,600,000	1,616,149
ING Bank NV 2.625%, due 12/05/22[9]		3,400,000	3,310,352
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	1,271,192
3 mo. USD LIBOR + 0.800%, 3.130%, due 06/21/21[3]		1,300,000	1,302,797
(fixed, converts to FRN on 06/27/19), 7.000%, due 06/27/19[7,13]	GBP	900,000	1,219,722
Lloyds Banking Group PLC MTN 4.000%, due 03/07/25	AUD	1,700,000	1,255,463
Mitsubishi UFJ Financial Group, Inc. 2.950%, due 03/01/21		748,000	738,412
3 mo. USD LIBOR + 0.740%, 3.061%, due 03/02/23[3]		1,600,000	1,601,805
3.455%, due 03/02/23		1,900,000	1,877,673
National Australia Bank Ltd. 2.400%, due 12/07/21[9]		3,300,000	3,211,080
3.625%, due 06/20/23		1,600,000	1,594,074
Royal Bank of Scotland Group PLC
3 mo. USD LIBOR + 1.550%, 3.885%, due 06/25/24[3]		1,600,000	1,613,408
Royal Bank of Scotland Group PLC MTN 2.500%, due 03/22/23[7]	EUR	1,800,000	2,220,172
Santander UK Group Holdings PLC 2.875%, due 08/05/21		1,700,000	1,660,094
3.125%, due 01/08/21		1,700,000	1,678,043
Skandinaviska Enskilda Banken AB
3 mo. USD LIBOR + 0.430%, 2.751%, due 05/17/21[3,9]		1,600,000	1,600,294
3.250%, due 05/17/21[9]		1,600,000	1,590,536
Societe Generale SA MTN
(fixed, converts to FRN on 11/29/18), 8.250%, due 11/29/18[7,13]		2,000,000	2,029,316
United Overseas Bank Ltd. 3.200%, due 04/23/21[9]		1,600,000	1,590,736
Westpac Banking Corp. 2.100%, due 02/25/21[9]		2,500,000	2,432,210
3.050%, due 05/15/20[12]		1,600,000	1,596,035
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[13]		890,000	800,651
			78,152,124
Banking-US—5.11%
Aviation Capital Group Corp. 6.750%, due 04/06/21[9]		4,820,000	5,199,094
Banco Santander SA 3.800%, due 02/23/28		545,000	506,291
Bank of America Corp.
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		3,131,000	3,038,260
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24		1,600,000	1,581,312
(fixed, converts to FRN on 07/23/23), 3.864%, due 07/23/24		1,600,000	1,599,618
3.950%, due 04/21/25		660,000	647,946

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Bank of America Corp. MTN
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29	565,000	$553,903
4.000%, due 01/22/25	1,500,000	1,481,712
4.125%, due 01/22/24	3,700,000	3,757,703
CIT Group, Inc. 4.125%, due 03/09/21	50,000	49,938
5.000%, due 08/15/22	500,000	509,375
5.250%, due 03/07/25	45,000	46,013
6.125%, due 03/09/28	35,000	36,750
Compass Bank 3.500%, due 06/11/21	1,600,000	1,594,571
Dexia Credit Local SA 2.375%, due 09/20/22[9]	3,000,000	2,901,169
Discover Bank 4.200%, due 08/08/23	1,600,000	1,613,208
Goldman Sachs Bank USA 3.200%, due 06/05/20	1,500,000	1,502,043
JPMorgan Chase Bank NA
(fixed, converts to FRN on 04/26/20), 3.086%, due 04/26/21	3,000,000	2,997,353
Synchrony Bank 3.650%, due 05/24/21	1,600,000	1,582,406
Synchrony Financial 2.700%, due 02/03/20	755,000	745,044
The Toronto-Dominion Bank 2.500%, due 01/18/22[9]	2,400,000	2,340,883
Wells Fargo & Co. 2.100%, due 07/26/21	1,200,000	1,155,422
2.500%, due 03/04/21	1,200,000	1,174,009
3 mo. USD LIBOR + 1.230%, 3.589%, due 10/31/23[3]	1,400,000	1,430,100
Wells Fargo & Co. GMTN 2.600%, due 07/22/20	1,800,000	1,780,700
		39,824,823
Beverages—0.51%
Anheuser-Busch InBev Worldwide, Inc. 4.750%, due 04/15/58	840,000	846,031
Constellation Brands, Inc. 2.650%, due 11/07/22	1,600,000	1,530,455
Keurig Dr. Pepper, Inc. 4.057%, due 05/25/23[4,9]	1,600,000	1,611,161
		3,987,647
Building & construction—0.16%
Lennar Corp. 4.750%, due 11/15/22[11]	145,000	145,000
5.375%, due 10/01/22	125,000	126,875
Meritage Homes Corp. 6.000%, due 06/01/25	15,000	15,103
7.000%, due 04/01/22	50,000	53,750
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[9]	347,271	329,040
7.720%, due 12/01/26[9,14]	1,120,009	324,803
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[9]	105,000	102,144
	Face amount[1]	Value
Corporate notes—(continued)
Building & construction—(concluded)
Toll Brothers Finance Corp. 4.350%, due 02/15/28	40,000	$35,850
4.875%, due 11/15/25	40,000	38,868
5.625%, due 01/15/24	105,000	107,887
		1,279,320
Building materials—0.01%
Jeld-Wen, Inc. 4.625%, due 12/15/25[9]	20,000	19,000
4.875%, due 12/15/27[9]	45,000	41,906
Masonite International Corp. 5.625%, due 03/15/23[9]	50,000	51,000
		111,906
Building products—0.02%
USG Corp. 5.500%, due 03/01/25[9]	120,000	122,700
Cable—0.13%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000%, due 02/01/28[9]	140,000	131,075
5.125%, due 05/01/23[9]	180,000	179,550
5.250%, due 09/30/22	100,000	101,000
5.375%, due 05/01/25[9]	75,000	73,688
5.750%, due 02/15/26[9]	155,000	154,116
CSC Holdings LLC 5.500%, due 04/15/27[9]	200,000	192,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.000%, due 01/15/25[9]	200,000	203,500
		1,035,429
Chemicals—0.27%
CF Industries, Inc. 5.375%, due 03/15/44	30,000	26,625
7.125%, due 05/01/20	70,000	73,762
Huntsman International LLC 5.125%, due 11/15/22	50,000	51,703
NOVA Chemicals Corp. 4.875%, due 06/01/24[9]	80,000	77,276
5.000%, due 05/01/25[9]	140,000	133,350
5.250%, due 06/01/27[9]	70,000	65,519
PQ Corp. 6.750%, due 11/15/22[9]	60,000	63,000
Syngenta Finance N.V. 4.441%, due 04/24/23[9]	1,600,000	1,595,615
WR Grace & Co-Conn 5.125%, due 10/01/21[9]	45,000	45,788
5.625%, due 10/01/24[9]	15,000	15,750
		2,148,388
Commercial services—0.86%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24[9]	90,000	88,875
Aircastle Ltd. 4.625%, due 12/15/18	15,000	15,078

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Commercial services—(concluded)
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 5.250%, due 03/15/25[9]	25,000	$23,000
CDK Global, Inc. 4.875%, due 06/01/27	40,000	39,150
5.000%, due 10/15/24[11]	75,000	76,500
5.875%, due 06/15/26	30,000	30,750
ERAC USA Finance LLC 2.350%, due 10/15/19[9]	1,650,000	1,635,106
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[9]	120,000	114,744
IHS Markit Ltd. 5.000%, due 11/01/22[9]	110,000	112,938
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[9]	145,000	137,931
Iron Mountain, Inc. 5.750%, due 08/15/24	80,000	79,300
Live Nation Entertainment, Inc. 4.875%, due 11/01/24[9]	95,000	93,694
Moody's Corp. 2.625%, due 01/15/23	1,700,000	1,627,954
R.R. Donnelley & Sons Co. 7.625%, due 06/15/20	27,000	27,675
7.875%, due 03/15/21	125,000	127,500
Republic Services, Inc. 3.550%, due 06/01/22	2,100,000	2,105,964
Service Corp. International 5.375%, due 05/15/24	90,000	91,125
The ADT Corp. 3.500%, due 07/15/22	40,000	38,000
4.875%, due 07/15/32[9]	70,000	55,300
The Hertz Corp. 5.500%, due 10/15/24[9]	50,000	39,375
5.875%, due 10/15/20	65,000	64,259
The ServiceMaster Co. LLC 5.125%, due 11/15/24[9]	70,000	67,550
		6,691,768
Communications equipment—0.26%
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,011,609
Computer software & services—0.02%
EMC Corp. 2.650%, due 06/01/20	135,000	131,598
Computers—0.74%
Apple, Inc. 3.000%, due 06/20/27	1,200,000	1,147,886
3.350%, due 02/09/27	550,000	540,548
4.650%, due 02/23/46	455,000	496,790
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[9,12]	1,800,000	1,827,486
5.450%, due 06/15/23[9]	1,125,000	1,181,061
6.020%, due 06/15/26[9]	545,000	575,465
		5,769,236
	Face amount[1]		Value
Corporate notes—(continued)
Construction & engineering—0.00%†
AECOM 5.875%, due 10/15/24		35,000	$36,663
Consumer products—0.29%
Reckitt Benckiser Treasury Services PLC 2.375%, due 06/24/22[9]		2,300,000	2,201,730
Spectrum Brands, Inc. 5.750%, due 07/15/25		25,000	24,938
6.625%, due 11/15/22		35,000	36,050
			2,262,718
Containers & packaging—0.03%
Owens-Brockway Glass Container, Inc. 5.000%, due 01/15/22[9]		65,000	65,000
Sealed Air Corp. 5.250%, due 04/01/23[9]		75,000	76,312
Silgan Holdings, Inc. 5.500%, due 02/01/22		65,000	65,650
			206,962
Diversified financials—2.75%
AIG Global Funding 3.350%, due 06/25/21[9]		1,600,000	1,596,889
American Express Co. 3.375%, due 05/17/21		1,600,000	1,601,248
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass-Through Trust 5.125%, due 11/30/22[9]		346,689	360,573
Emerald Bay SA 0.000%, due 10/08/20[9,15]	EUR	1,553,000	1,697,960
First Data Corp. 5.000%, due 01/15/24[9]		215,000	216,881
7.000%, due 12/01/23[9]		205,000	214,481
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[4,16]		1,900,000	57,760
1.000%, due 01/24/13[4,16]		4,500,000	137,700
1.000%, due 12/30/16[4,16]		900,000	27,360
LPL Holdings, Inc. 5.750%, due 09/15/25[9]		153,000	148,410
Navient Corp. 5.875%, due 10/25/24		25,000	24,188
6.625%, due 07/26/21		100,000	103,250
6.750%, due 06/15/26		50,000	49,250
Navient Corp. MTN 6.125%, due 03/25/24		360,000	354,600
8.000%, due 03/25/20		35,000	36,925
Rio Oil Finance Trust, Series 2014-1
9.250%, due 07/06/24[9]		1,265,076	1,359,956
Springleaf Finance Corp. 5.250%, due 12/15/19		2,200,000	2,235,750
5.625%, due 03/15/23		40,000	40,104
6.125%, due 05/15/22		85,000	86,913
6.875%, due 03/15/25		1,410,000	1,431,150
7.125%, due 03/15/26		70,000	71,138
7.750%, due 10/01/21		105,000	113,400
8.250%, due 12/15/20		50,000	54,125

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
The Goldman Sachs Group, Inc. 2.600%, due 04/23/20	255,000	$252,395
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	1,300,000	1,264,755
3 mo. USD LIBOR + 1.160%, 3.507%, due 04/23/20[3]	1,800,000	1,823,686
(fixed, converts to FRN on 06/05/27), 3.691%, due 06/05/28	555,000	529,224
(fixed, converts to FRN on 04/23/28), 3.814%, due 04/23/29	1,005,000	961,105
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	455,000	424,854
5.150%, due 05/22/45	565,000	586,010
6.000%, due 06/15/20	3,400,000	3,563,359
		21,425,399
Diversified manufacturing—0.51%
General Electric Co.
(fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[13]	4,079,000	4,007,210
Electric utilities—1.11%
Commonwealth Edison Co. 4.000%, due 03/01/48	645,000	639,625
Duke Energy Corp. 3.550%, due 09/15/21	1,300,000	1,309,329
3.750%, due 04/15/24	1,700,000	1,698,439
Mississippi Power Co.
3 mo. USD LIBOR + 0.650%, 2.987%, due 03/27/20[3]	1,900,000	1,900,359
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27[12]	1,700,000	1,640,907
NextEra Energy Operating Partners LP 4.250%, due 09/15/24[9]	53,000	51,145
NRG Energy, Inc. 6.250%, due 05/01/24	150,000	154,313
6.625%, due 01/15/27	140,000	144,200
7.250%, due 05/15/26	75,000	79,875
Ohio Power Co., Series M 5.375%, due 10/01/21	480,000	509,705
Talen Energy Supply LLC 6.500%, due 06/01/25	45,000	33,075
9.500%, due 07/15/22[9]	105,000	100,800
Vistra Energy Corp. 5.875%, due 06/01/23	90,000	92,588
7.625%, due 11/01/24	175,000	187,521
8.000%, due 01/15/25[9]	65,000	70,606
8.125%, due 01/30/26[9]	35,000	38,598
		8,651,085
Electric-generation—0.02%
Calpine Corp. 5.375%, due 01/15/23	150,000	143,063
5.750%, due 01/15/25	30,000	27,600
		170,663
	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—1.35%
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	$2,422,519
PPL Capital Funding, Inc. 3.500%, due 12/01/22	1,700,000	1,686,346
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,387,329
		10,496,194
Electronics—0.84%
Amkor Technology, Inc. 6.375%, due 10/01/22	90,000	91,800
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.500%, due 01/15/28	155,000	140,193
3.625%, due 01/15/24	1,800,000	1,733,916
3.875%, due 01/15/27	965,000	903,908
Microchip Technology, Inc. 3.922%, due 06/01/21[9]	1,300,000	1,302,439
4.333%, due 06/01/23[9]	595,000	596,601
Micron Technology, Inc. 5.500%, due 02/01/25	40,000	41,350
Monongahela Power Co. 3.550%, due 05/15/27[9]	1,800,000	1,746,260
		6,556,467
Energy-exploration & production—0.03%
Antero Resources Corp. 5.125%, due 12/01/22	30,000	30,075
5.375%, due 11/01/21	100,000	101,375
5.625%, due 06/01/23	95,000	96,900
		228,350
Energy-integrated—0.21%
Consolidated Edison Co. of New York, Inc.
3 mo. USD LIBOR + 0.400%, 2.739%, due 06/25/21[3]	1,600,000	1,603,947
Finance-captive automotive—0.77%
International Lease Finance Corp. 5.875%, due 04/01/19	2,100,000	2,139,839
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[9]	80,000	81,800
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[9]	235,000	235,000
5.500%, due 02/15/24[9]	160,000	158,000
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[9]	135,000	144,450
The Charles Schwab Corp.
(fixed, converts to FRN on 12/01/27), 5.000%, due 12/01/27[13]	1,300,000	1,252,875
The Depository Trust & Clearing Corp.
(fixed, converts to FRN on 06/15/20), 4.875%, due 06/15/20[9,13]	2,000,000	2,035,000
		6,046,964

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Finance-non-captive diversified—1.17%
Ford Motor Co. 4.346%, due 12/08/26	600,000	$577,151
Ford Motor Credit Co. LLC 2.459%, due 03/27/20	2,800,000	2,757,273
2.597%, due 11/04/19	2,300,000	2,283,164
3.200%, due 01/15/21	315,000	310,789
8.125%, due 01/15/20	3,000,000	3,197,130
		9,125,507
Financial services—3.41%
Ally Financial, Inc. 3.750%, due 11/18/19	105,000	105,000
4.250%, due 04/15/21	105,000	105,262
4.750%, due 09/10/18	1,400,000	1,402,380
8.000%, due 03/15/20	50,000	53,250
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[9]	744,348	789,931
Citigroup, Inc.
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	1,400,000	1,353,493
3 mo. USD LIBOR + 0.960%, 3.295%, due 04/25/22[3]	2,000,000	2,025,399
(fixed, converts to FRN on 10/27/27), 3.520%, due 10/27/28	280,000	263,725
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28	230,000	223,234
4.400%, due 06/10/25	980,000	978,309
JPMorgan Chase & Co. 2.250%, due 01/23/20	3,150,000	3,113,629
2.750%, due 06/23/20	1,400,000	1,389,719
3 mo. USD LIBOR + 0.610%, 2.945%, due 06/18/22[3]	1,900,000	1,900,565
(fixed, converts to FRN on 07/23/23), 3.797%, due 07/23/24	1,600,000	1,598,723
(fixed, converts to FRN on 07/24/37), 3.882%, due 07/24/38	415,000	390,864
(fixed, converts to FRN on 01/23/48), 3.897%, due 01/23/49	400,000	365,633
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29	800,000	786,698
4.400%, due 07/22/20	600,000	613,556
6.300%, due 04/23/19	400,000	410,444
Morgan Stanley
3 mo. USD LIBOR + 1.180%, 3.528%, due 01/20/22[3]	2,000,000	2,032,086
(fixed, converts to FRN on 07/15/19), 5.450%, due 07/15/19[13]	395,000	400,925
Morgan Stanley GMTN 2.450%, due 02/01/19	3,500,000	3,496,792
7.300%, due 05/13/19	2,570,000	2,658,144
The Nielsen Co. Luxembourg SARL 5.000%, due 02/01/25[9]	65,000	59,963
5.500%, due 10/01/21[9]	50,000	49,875
		26,567,599
	Face amount[1]	Value
Corporate notes—(continued)
Food & drug retailing—0.29%
CVS Health Corp. 4.300%, due 03/25/28	965,000	$961,346
5.050%, due 03/25/48	1,225,000	1,269,330
		2,230,676
Food processors/beverage/bottling—0.01%
BBA US Holdings, Inc. 5.375%, due 05/01/26[9]	65,000	65,487
Food products—0.59%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's LP/Albertson's LLC 5.750%, due 03/15/25	30,000	26,943
6.625%, due 06/15/24	30,000	28,725
Aramark Services, Inc. 5.125%, due 01/15/24	260,000	262,275
Campbell Soup Co.
3 mo. USD LIBOR + 0.500%, 2.835%, due 03/16/20[3]	1,000,000	1,000,648
Grupo Bimbo SAB de C.V. 4.700%, due 11/10/47[9]	705,000	658,646
Post Holdings, Inc. 5.500%, due 03/01/25[9]	135,000	132,975
5.750%, due 03/01/27[9]	25,000	24,375
Smithfield Foods, Inc. 2.700%, due 01/31/20[9]	2,400,000	2,362,008
The Kroger Co. 3.875%, due 10/15/46	115,000	97,936
		4,594,531
Food-wholesale—0.01%
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp. 5.875%, due 01/15/24	40,000	42,050
Gaming—0.39%
Boyd Gaming Corp. 6.000%, due 08/15/26[9]	65,000	65,325
6.375%, due 04/01/26	60,000	61,350
6.875%, due 05/15/23	180,000	189,281
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 5.375%, due 06/01/24	125,000	125,937
Eldorado Resorts, Inc. 6.000%, due 04/01/25	60,000	60,600
7.000%, due 08/01/23	60,000	63,059
GLP Capital LP/GLP Financing II, Inc. 4.375%, due 04/15/21	50,000	50,889
4.875%, due 11/01/20	50,000	50,750
5.375%, due 11/01/23	65,000	67,112
5.375%, due 04/15/26	25,000	25,403
MGM Resorts International 5.750%, due 06/15/25	50,000	50,422
6.625%, due 12/15/21	25,000	26,642
6.750%, due 10/01/20	170,000	179,137
8.625%, due 02/01/19	15,000	15,335

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Gaming—(concluded)
Six Flags Entertainment Corp. 4.875%, due 07/31/24[9]	65,000	$63,619
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[9,12]	2,000,000	1,975,000
		3,069,861
Gas pipelines—0.23%
Kinder Morgan, Inc. 3.050%, due 12/01/19	500,000	499,858
5.000%, due 02/15/21[9]	610,000	630,508
5.550%, due 06/01/45	625,000	656,008
		1,786,374
Health care providers & services—0.32%
Abbott Laboratories 4.900%, due 11/30/46	355,000	390,677
Acadia Healthcare Co., Inc. 5.625%, due 02/15/23	75,000	75,563
6.500%, due 03/01/24	75,000	76,312
Anthem, Inc. 4.350%, due 08/15/20	1,200,000	1,226,254
Centene Corp. 4.750%, due 05/15/22	125,000	126,406
5.375%, due 06/01/26[9]	45,000	46,069
6.125%, due 02/15/24	50,000	52,625
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.875%, due 10/15/24[9]	200,000	197,060
Envision Healthcare Corp. 6.250%, due 12/01/24[9]	170,000	181,050
Hologic, Inc. 4.375%, due 10/15/25[9]	90,000	87,049
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.500%, due 04/15/25[9]	40,000	32,200
		2,491,265
Health facilities—0.02%
DaVita, Inc. 5.125%, due 07/15/24	80,000	77,850
5.750%, due 08/15/22	100,000	101,750
		179,600
Hotels, restaurants & leisure—0.55%
McDonald's Corp.
3 mo. USD LIBOR + 0.430%, 2.769%, due 10/28/21[3]	600,000	602,302
Starbucks Corp. 2.700%, due 06/15/22[12]	1,900,000	1,848,521
4.300%, due 06/15/45	1,900,000	1,811,901
		4,262,724
	Face amount[1]		Value
Corporate notes—(continued)
Insurance—0.46%
American International Group, Inc. 3.375%, due 08/15/20		1,500,000	$1,501,644
AXA Equitable Holdings, Inc. 4.350%, due 04/20/28[9]		1,700,000	1,660,667
5.000%, due 04/20/48[9]		485,000	464,214
			3,626,525
IT consulting & services—0.17%
Gartner, Inc. 5.125%, due 04/01/25[9]		65,000	65,578
Hewlett Packard Enterprise Co. 3.600%, due 10/15/20[11]		515,000	517,887
4.900%, due 10/15/25[11]		700,000	714,682
			1,298,147
Lodging—0.03%
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26[9]		45,000	45,000
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp. 4.625%, due 04/01/25		50,000	48,750
4.875%, due 04/01/27		40,000	38,900
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[9]		50,000	51,625
NCL Corp. Ltd. 4.750%, due 12/15/21[9]		32,000	32,040
			216,315
Machinery—0.23%
John Deere Capital Corp. 3.450%, due 06/07/23		1,700,000	1,697,692
Sensata Technologies BV 4.875%, due 10/15/23[9]		75,000	75,562
			1,773,254
Machinery-diversified—0.01%
RBS Global, Inc./Rexnord LLC 4.875%, due 12/15/25[9]		100,000	96,000
Media—1.86%
Altice France SA 5.875%, due 02/01/27[4,9]	EUR	1,100,000	1,312,011
6.250%, due 05/15/24[9]		200,000	198,750
7.375%, due 05/01/26[9]		800,000	794,500
8.125%, due 02/01/27[9]		200,000	204,000
Altice Luxembourg SA 7.250%, due 05/15/22[7]	EUR	1,700,000	2,037,592
7.750%, due 05/15/22[9]		200,000	199,000
AMC Networks, Inc. 4.750%, due 12/15/22		65,000	65,000
CBS Radio, Inc. 7.250%, due 11/01/24[9,12]		1,500,000	1,409,250
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20		1,600,000	1,602,346
4.464%, due 07/23/22		1,700,000	1,727,437

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
4.908%, due 07/23/25	1,230,000	$1,253,074
5.375%, due 05/01/47	195,000	187,672
5.750%, due 04/01/48	510,000	512,922
6.484%, due 10/23/45	445,000	484,250
Comcast Corp. 4.000%, due 08/15/47	550,000	503,398
Discovery Communications LLC 5.200%, due 09/20/47	115,000	113,306
DISH DBS Corp. 5.000%, due 03/15/23	55,000	47,575
5.875%, due 11/15/24	40,000	33,350
6.750%, due 06/01/21	60,000	60,450
7.750%, due 07/01/26	30,000	26,213
Lamar Media Corp. 5.000%, due 05/01/23	40,000	40,500
5.375%, due 01/15/24	25,000	25,625
5.750%, due 02/01/26	45,000	46,125
Liberty Interactive LLC 8.500%, due 07/15/29	50,000	53,500
LIN Television Corp. 5.875%, due 11/15/22	15,000	15,244
MDC Partners, Inc. 6.500%, due 05/01/24[9]	105,000	92,662
Netflix, Inc. 4.375%, due 11/15/26	25,000	23,438
5.375%, due 02/01/21	25,000	25,656
5.500%, due 02/15/22	40,000	41,250
5.875%, due 02/15/25	25,000	25,630
5.875%, due 11/15/28[9]	35,000	35,088
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[9]	170,000	165,219
Sinclair Television Group, Inc. 5.375%, due 04/01/21	15,000	15,094
5.625%, due 08/01/24[9]	185,000	182,687
Sirius XM Radio, Inc. 5.000%, due 08/01/27[9]	70,000	66,500
5.375%, due 04/15/25[9]	165,000	163,762
5.375%, due 07/15/26[9]	125,000	122,344
Telenet Finance Luxembourg Notes Sarl 5.500%, due 03/01/28[9]	200,000	182,500
Univision Communications, Inc. 5.125%, due 05/15/23[9]	210,000	200,550
6.750%, due 09/15/22[9]	65,000	66,381
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[9]	40,000	39,600
6.000%, due 04/01/23	35,000	35,788
6.375%, due 05/15/25	100,000	103,500
		14,540,739
Media-cable—0.19%
Cable One, Inc. 5.750%, due 06/15/22[9]	90,000	91,781
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,394,874
		1,486,655
	Face amount[1]	Value
Corporate notes—(continued)
Medical providers—1.02%
HCA Healthcare, Inc. 6.250%, due 02/15/21	50,000	$52,062
HCA, Inc. 4.750%, due 05/01/23	55,000	55,715
5.000%, due 03/15/24	165,000	167,475
5.250%, due 04/15/25	120,000	122,625
5.375%, due 02/01/25	25,000	25,313
5.875%, due 03/15/22	105,000	110,381
6.500%, due 02/15/20	2,914,000	3,032,891
7.500%, due 02/15/22	120,000	131,850
Tenet Healthcare Corp. 4.375%, due 10/01/21	80,000	79,700
4.625%, due 07/15/24	57,000	55,219
7.500%, due 01/01/22[9]	120,000	125,700
UnitedHealth Group, Inc. 1.700%, due 02/15/19	3,986,000	3,964,879
		7,923,810
Metals & mining—0.17%
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 4.625%, due 05/15/23[9]	200,000	197,500
FMG Resources August 2006 Pty Ltd. 4.750%, due 05/15/22[9]	20,000	19,450
5.125%, due 05/15/24[9]	20,000	19,150
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	60,000	58,125
3.875%, due 03/15/23	185,000	178,063
4.550%, due 11/14/24	45,000	43,510
5.400%, due 11/14/34	100,000	91,750
5.450%, due 03/15/43	55,000	48,840
Glencore Funding LLC 4.000%, due 03/27/27[9]	450,000	422,767
Hudbay Minerals, Inc. 7.250%, due 01/15/23[9]	35,000	36,006
7.625%, due 01/15/25[9]	35,000	36,181
Novelis Corp. 5.875%, due 09/30/26[9]	40,000	38,350
6.250%, due 08/15/24[9]	50,000	50,125
Teck Resources Ltd. 6.250%, due 07/15/41	120,000	125,100
		1,364,917
Oil & gas—0.90%
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 10.000%, due 04/01/22[9]	100,000	110,500
Canadian Natural Resources Ltd. 6.250%, due 03/15/38	445,000	525,782
Continental Resources, Inc. 5.000%, due 09/15/22[2]	140,000	142,065
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[11]	90,000	91,800
Energy Transfer Equity LP 7.500%, due 10/15/20	180,000	192,150

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
EP Energy LLC/Everest Acquisition Finance, Inc. 7.750%, due 05/15/26[9]	40,000	$40,800
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[9]	45,000	43,650
7.375%, due 05/15/24[9]	25,000	26,250
KazMunayGas National Co. JSC 5.375%, due 04/24/30[9]	200,000	204,547
5.750%, due 04/19/47[7]	200,000	196,400
Newfield Exploration Co. 5.750%, due 01/30/22	150,000	156,375
Noble Energy, Inc. 5.250%, due 11/15/43	715,000	740,912
Oasis Petroleum, Inc. 6.250%, due 05/01/26[9]	55,000	55,275
6.875%, due 03/15/22	105,000	106,969
Odebrecht Oil & Gas Finance Ltd. 1.161%, due 08/31/18[9,13,15]	174,037	2,524
PDC Energy, Inc. 6.125%, due 09/15/24	85,000	85,319
Petroleos Mexicanos 5.350%, due 02/12/28[9]	100,000	93,430
6.500%, due 03/13/27	555,000	563,880
6.750%, due 09/21/47	83,000	76,567
6.875%, due 08/04/26	253,000	264,385
Pioneer Natural Resources Co. 3.950%, due 07/15/22	1,900,000	1,923,539
Precision Drilling Corp. 7.750%, due 12/15/23	145,000	153,337
Range Resources Corp. 5.000%, due 08/15/22	20,000	19,600
5.000%, due 03/15/23	105,000	100,669
Sinopec Group Overseas Development 2014 Ltd. 4.375%, due 04/10/24[7]	200,000	203,913
SM Energy Co. 6.125%, due 11/15/22	75,000	76,875
6.750%, due 09/15/26	55,000	55,962
State Oil Co. of the Azerbaijan Republic MTN 4.750%, due 03/13/23[7]	200,000	199,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	55,000	52,800
5.000%, due 01/15/28[9]	40,000	37,750
5.125%, due 02/01/25	30,000	30,075
5.375%, due 02/01/27	95,000	94,049
5.875%, due 04/15/26[9]	60,000	61,200
Whiting Petroleum Corp. 5.750%, due 03/15/21	30,000	30,600
6.250%, due 04/01/23	70,000	72,537
6.625%, due 01/15/26	25,000	25,891
WPX Energy, Inc. 5.250%, due 09/15/24	85,000	84,469
5.750%, due 06/01/26	35,000	35,087
6.000%, due 01/15/22	11,000	11,412
		6,988,345
	Face amount[1]	Value
Corporate notes—(continued)
Packaging & containers—0.10%
Ball Corp. 4.375%, due 12/15/20	50,000	$50,500
5.000%, due 03/15/22	80,000	82,200
Berry Plastics Corp. 5.125%, due 07/15/23	70,000	69,475
BWAY Holding Co. 5.500%, due 04/15/24[9]	115,000	112,269
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, due 01/15/23	40,000	39,575
Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, due 09/30/26	25,000	22,695
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26[9]	45,000	42,300
Graphic Packaging International, Inc. 4.750%, due 04/15/21	65,000	65,650
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 5.125%, due 07/15/23[9]	210,000	208,824
5.750%, due 10/15/20	82,374	82,522
3 mo. USD LIBOR + 3.500%, 5.839%, due 07/15/21[3,9]	25,000	25,300
		801,310
Personal & household product—0.01%
Edgewell Personal Care Co. 4.700%, due 05/19/21	65,000	65,000
Pharmaceuticals—0.89%
AbbVie, Inc. 4.700%, due 05/14/45	450,000	441,992
Actavis Funding SCS 3.450%, due 03/15/22	1,400,000	1,384,396
Bausch Health Cos., Inc. 5.500%, due 11/01/25[9]	65,000	65,061
6.500%, due 03/15/22[9]	115,000	119,911
Bayer US Finance II LLC
3 mo. USD LIBOR + 1.010%, 3.345%, due 12/15/23[3,9]	1,900,000	1,920,919
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19	2,500,000	2,465,806
2.400%, due 09/23/21	595,000	572,884
		6,970,969
Pipelines—1.41%
Abu Dhabi Crude Oil Pipeline LLC 4.600%, due 11/02/47[7]	200,000	193,760
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.375%, due 09/15/24	155,000	155,581
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	155,000	163,137
Cheniere Energy Partners LP 5.250%, due 10/01/25	125,000	124,375

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate notes—(continued)
Pipelines—(concluded)
DCP Midstream Operating LP 4.750%, due 09/30/21[9]	70,000	$70,892
5.375%, due 07/15/25	65,000	66,381
6.750%, due 09/15/37[9]	30,000	32,250
8.125%, due 08/16/30	65,000	78,325
Energy Transfer Partners LP 5.800%, due 06/15/38	235,000	242,279
Series B
(fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[13]	750,000	712,500
Enterprise Products Operating LLC 5.250%, due 01/31/20	2,100,000	2,162,634
NuStar Logistics LP 4.800%, due 09/01/20	25,000	25,094
5.625%, due 04/28/27	75,000	73,219
6.750%, due 02/01/21	35,000	36,487
Rockies Express Pipeline LLC 5.625%, due 04/15/20[9]	50,000	51,445
Sabine Pass Liquefaction LLC 5.750%, due 05/15/24	5,800,000	6,238,885
SemGroup Corp. 7.250%, due 03/15/26	25,000	24,938
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 11/15/23	125,000	119,375
Southern Gas Corridor CJSC 6.875%, due 03/24/26[7]	200,000	219,940
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.750%, due 04/15/25	100,000	96,500
The Williams Cos., Inc. 5.750%, due 06/24/44	50,000	53,250
7.875%, due 09/01/21	25,000	27,750
Series A
7.500%, due 01/15/31	45,000	54,225
		11,023,222
Real estate—0.43%
Equinix, Inc. 5.375%, due 01/01/22	50,000	51,688
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, due 10/15/27	75,000	72,563
5.250%, due 08/01/26	115,000	113,275
5.500%, due 05/01/24	65,000	65,488
6.375%, due 03/01/24	110,000	115,500
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[9]	300,000	295,026
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[9]	130,000	121,030
RHP Hotel Properties LP/RHP Finance Corp. 5.000%, due 04/15/23	65,000	64,838
Starwood Property Trust, Inc. 4.750%, due 03/15/25[9]	40,000	39,500
5.000%, due 12/15/21	75,000	75,937
	Face amount[1]		Value
Corporate notes—(continued)
Real estate—(concluded)
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[7]	GBP	689,042	$1,034,296
Vesteda Finance BV MTN 2.500%, due 10/27/22[7]	EUR	1,000,000	1,245,135
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23		70,000	77,437
			3,371,713
Rental auto/equipment—0.01%
United Rentals North America, Inc. 5.750%, due 11/15/24		55,000	56,238
Retail—0.22%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[9]		95,000	90,369
4.625%, due 01/15/22[9]		40,000	39,900
5.000%, due 10/15/25[9]		35,000	33,556
Amazon.com, Inc. 3.150%, due 08/22/27		1,300,000	1,251,437
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23		50,000	51,750
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[9]		40,000	39,600
5.250%, due 06/01/26[9]		50,000	49,313
Penske Automotive Group, Inc. 5.375%, due 12/01/24		65,000	63,537
5.750%, due 10/01/22		75,000	76,576
			1,696,038
Software—0.10%
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[9]		90,000	91,125
MSCI, Inc. 5.250%, due 11/15/24[9]		170,000	174,250
5.750%, due 08/15/25[9]		10,000	10,425
Nuance Communications, Inc. 5.625%, due 12/15/26		145,000	144,275
6.000%, due 07/01/24		55,000	55,962
Open Text Corp. 5.875%, due 06/01/26[9]		100,000	102,500
Quintiles Transnational Corp. 4.875%, due 05/15/23[9]		90,000	91,350
Rackspace Hosting, Inc. 8.625%, due 11/15/24[9]		150,000	151,500
			821,387
Special purpose entity—1.04%
CVS Pass-Through Trust 4.704%, due 01/10/36[9]		3,124,919	3,066,171
Daimler Finance North America LLC 2.000%, due 08/03/18[9]		2,900,000	2,899,963
2.250%, due 09/03/19[9]		2,150,000	2,130,311
			8,096,445

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate notes—(continued)
Steel producers/products—0.18%
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[9]		61,000	$63,440
Steel Dynamics, Inc. 5.250%, due 04/15/23		50,000	50,500
Vale Overseas Ltd. 6.250%, due 08/10/26		1,170,000	1,286,298
			1,400,238
Telecom-integrated/services—0.05%
Frontier Communications Corp. 8.500%, due 04/01/26[9]		105,000	100,800
11.000%, due 09/15/25		308,000	249,480
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		40,000	42,900
			393,180
Telecommunication services—0.04%
Altice US Finance I Corp. 5.500%, due 05/15/26[9]		200,000	196,250
CommScope Technologies LLC 6.000%, due 06/15/25[9]		135,000	139,050
			335,300
Telecommunications—0.62%
CommScope, Inc. 5.500%, due 06/15/24[9]		15,000	15,150
Embarq Corp. 7.995%, due 06/01/36		165,000	155,100
Qwest Corp. 6.875%, due 09/15/33		105,000	99,553
Telecom Italia Capital SA 6.000%, due 09/30/34		40,000	39,520
Verizon Communications, Inc. 3.376%, due 02/15/25		866,000	839,321
4.672%, due 03/15/55		675,000	634,677
Virgin Media Finance PLC 6.000%, due 10/15/24[9]		240,000	234,000
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[9]	GBP	2,200,000	2,825,872
			4,843,193
Telecommunications equipment—0.01%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/23		100,000	101,000
Telephone-integrated—0.05%
Level 3 Financing, Inc. 5.125%, due 05/01/23		210,000	207,637
5.375%, due 08/15/22		155,000	155,388
			363,025
Tobacco—0.47%
Imperial Brands Finance PLC 3.500%, due 02/11/23[9]		3,755,000	3,661,399
	Face amount[1]	Value
Corporate notes—(concluded)
Transportation services—0.24%
AP Moller—Maersk A/S 2.550%, due 09/22/19[9]	1,700,000	$1,683,390
Transnet SOC Ltd. 4.000%, due 07/26/22[7]	200,000	192,250
		1,875,640
Utilities—0.37%
HD Supply, Inc. 5.750%, due 04/15/24[9,11]	90,000	94,500
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,779,000
		2,873,500
Wireless telecommunication services—0.23%
CenturyLink, Inc. 5.625%, due 04/01/20	70,000	71,575
Sprint Capital Corp. 6.900%, due 05/01/19	1,700,000	1,736,125
		1,807,700
Wireless telecommunications—0.70%
AT&T, Inc. 3.800%, due 03/15/22	975,000	977,720
4.750%, due 05/15/46	515,000	471,362
5.450%, due 03/01/47	905,000	906,455
Deutsche Telekom International Finance BV 2.820%, due 01/19/22[9]	1,600,000	1,553,036
Sprint Corp. 7.125%, due 06/15/24	235,000	241,463
7.625%, due 03/01/26	65,000	67,255
7.875%, due 09/15/23	140,000	149,275
T-Mobile USA, Inc. 5.375%, due 04/15/27	45,000	44,381
6.000%, due 03/01/23	170,000	175,100
6.000%, due 04/15/24	40,000	41,400
6.500%, due 01/15/26	95,000	99,631
Vodafone Group PLC 3.750%, due 01/16/24	715,000	706,615
		5,433,693
Total corporate notes (cost—$376,540,959)		371,828,520
Loan assignments—3.06%
Aerospace & defense—0.02%
TransDigm, Inc. 2018 Term Loan E,
1 mo. USD LIBOR + 2.500%, 4.577%, due 05/30/25[3]	124,688	124,591
Airlines—0.02%
American Airlines, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.827%, due 06/27/25[3]	85,000	83,513
United Airlines, Inc.
2018 Term Loan B, 0.000%, due 04/01/24[17]	69,823	69,561
		153,074

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Loan assignments—(continued)
Auto & truck—0.00%†
Tenneco, Inc.
1st Lien Term Loan B, 0.000%, due 06/14/25[17]	20,000	$19,950
Automotive parts—0.03%
CS Intermediate Holdco 2 LLC 2016 Term Loan B,
3 mo. USD LIBOR + 2.000%, 4.334%, due 11/02/23[3]	114,419	114,491
Dealer Tire, LLC 2017 Term Loan B,
3 mo. USD LIBOR + 3.250%, 5.625%, due 12/22/21[3]	29,962	28,988
Goodyear Tire & Rubber Company (The) New 2nd Lien Term Loan,
1 mo. USD LIBOR + 2.000%, 4.080%, due 03/07/25[3]	115,000	114,821
		258,300
Broadcast—0.25%
AlixPartners LLP 2017 Term Loan B
1 mo. USD LIBOR + 2.750%, 4.827%, due 04/04/24[3]	325,875	326,351
Asurion LLC
2018 Term Loan B7, 0.000%, due 11/03/23[17]	55,000	54,911
Capital Automotive LP 2017 1st Lien Term Loan
1 mo. USD LIBOR + 2.500%, 4.580%, due 03/24/24[3]	319,626	319,227
Clark Equipment Co. 2018 Term Loan B,
3 mo. USD LIBOR + 2.000%, 4.334%, due 05/18/24[3]	236,365	236,155
CPG International, Inc. 2017 Term Loan,
5 mo. USD LIBOR + 3.750%, 6.251%, due 05/03/24[3]	20,036	20,044
Emerald Expositions Holding, Inc. 2017 Term Loan B
1 mo. USD LIBOR + 2.750%, 4.827%, due 05/22/24[3]	315,019	315,904
Gates Global LLC 2017 USD Repriced Term Loan B
3 mo. USD LIBOR + 2.750%, 5.084%, due 04/01/24[3]	325,887	326,484
Infor (US), Inc. Term Loan B6
1 mo. USD LIBOR + 2.750%, 4.827%, due 02/01/22[3]	322,472	322,816
		1,921,892
Building materials—0.01%
American Builders & Contractors Supply Co., Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.077%, due 10/31/23[3]	44,886	44,657
	Face amount[1]	Value
Loan assignments—(continued)
Building materials—(concluded)
Forterra Finance LLC 2017 Term Loan B,
1 mo. USD LIBOR + 3.000%, 5.077%, due 10/25/23[3]	54,772	$51,054
		95,711
Cable—0.01%
Unitymedia Hessen GmbH & Co. KG
2018 Term Loan E, 0.000%, due 06/01/23[17]	55,000	54,817
Chemicals—0.02%
H.B. Fuller Co. 2017 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.086%, due 10/20/24[3]	64,544	64,517
Solenis International, LP
2018 1st Lien Term Loan, 0.000%, due 12/18/23[17]	50,000	50,210
		114,727
Commercial services—0.06%
Ceridian HCM Holding, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 3.250%, 5.327%, due 04/05/25[3]	60,000	59,975
Filtration Group Corp. 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%, 5.077%, due 03/29/25[3]	144,638	145,149
Harland Clarke Holdings Corp. Term Loan B7, 3 mo. USD LIBOR + 4.750%, 7.084%, due 11/03/23[3]	54,209	51,987
Iron Mountain, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.827%, due 01/02/26[3]	49,875	49,189
PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 3.500%, 5.768%, due 12/20/24[3]	29,925	29,682
Wrangler Buyer Corp.
Term Loan B,
1 mo. USD LIBOR + 2.750%, 4.827%, due 09/27/24[3]	139,300	139,562
		475,544
Commercial services & supplies—0.02%
Bright Horizons Family Solutions, Inc. 2017 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.827%, due 11/07/23[3]	114,421	114,326
Computer software & services—0.12%
BMC Software Finance, Inc.
USD 2017 1st Lien Term Loan, 0.000%, due 06/26/25[17]	35,000	34,968

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Loan assignments—(continued)
Computer software & services—(concluded)
USD 2017 1st Lien Term Loan,
1 mo. USD LIBOR + 3.250%, 5.327%, due 09/10/22[3]	324,491	$324,581
Change Healthcare Holdings, Inc. 2017 Term Loan B
1 mo. USD LIBOR + 2.750%, 4.827%, due 03/01/24[3]	325,875	325,243
SS&C Technologies Holdings Europe S.a.r.l.
2018 Term Loan B4, 0.000%, due 04/16/25[17]	56,102	56,242
SS&C Technologies Inc.
2018 Term Loan B3, 0.000%, due 04/16/25[17]	147,787	148,157
Western Digital Corp. 2018 Term Loan B4,
1 mo. USD LIBOR + 1.750%, 3.827%, due 04/29/23[3]	59,850	59,825
		949,016
Computers & peripherals—0.02%
Dell, Inc. 2017 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.080%, due 09/07/23[3]	159,198	159,211
Construction products—0.00%†
CHG PPC Parent LLC 2018 Term Loan B,
1 mo. USD LIBOR + 2.750%, 4.827%, due 03/31/25[3]	20,000	19,975
Consumer products—0.01%
Albea Beauty Holdings SA 2018 USD Term Loan B2,
5 mo. USD LIBOR + 3.000%, 5.445%, due 04/22/24[3]	19,950	19,867
Spectrum Brands, Inc. 2017 Term Loan B,
3 mo. USD LIBOR + 2.000%, 4.350%, due 06/23/22[3]	54,723	54,782
		74,649
Containers & packaging—0.01%
Berry Global, Inc. 2018 Term Loan S,
1 mo. USD LIBOR + 1.750%, 3.921%, due 02/08/20[3]	75,000	75,068
2018 Term Loan T,
1 mo. USD LIBOR + 1.750%, 3.921%, due 01/06/21[3]	15,000	15,013
		90,081
Diversified financial services—0.02%
Travelport Finance (Luxembourg) S.a.r.l. 2018 Term Loan B,
3 mo. USD LIBOR + 2.500%, 4.830%, due 03/17/25[3]	125,000	124,801
	Face amount[1]	Value
Loan assignments—(continued)
Diversified financials—0.04%
First Data Corp. 2024 USD Term Loan,
1 mo. USD LIBOR + 2.000%, 4.069%, due 04/26/24[3]	215,000	$214,899
LPL Holdings, Inc. 2017 1st Lien Term Loan B,
1 mo. USD LIBOR + 2.250%, 4.336%, due 09/23/24[3]	114,424	114,424
		329,323
Diversified telecommunication services—0.01%
TDC A/S
USD Term Loan, 0.000%, due 05/31/25[17]	60,000	60,300
Electric utilities—0.05%
NRG Energy, Inc. 2016 Term Loan B,
3 mo. USD LIBOR + 1.750%, 4.084%, due 06/30/23[3]	84,569	84,353
Talen Energy Supply, LLC 2017 Term Loan B2
1 mo. USD LIBOR + 4.000%, 6.077%, due 04/15/24[3]	324,885	326,841
		411,194
Electric-generation—0.04%
Vistra Operations Co. LLC 2016 Term Loan B2
1 mo. USD LIBOR + 2.250%, 4.327%, due 12/14/23[3]	339,825	339,641
Electronic equipment & instruments—0.00%†
Celestica, Inc. 2018 1st Lien Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.077%, due 06/14/25[3]	10,000	9,969
Electronics—0.02%
Microchip Technology Incorporated 2018 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.080%, due 05/29/25[3]	35,000	35,070
Micron Technology, Inc. Term Loan, 1 mo. USD LIBOR + 1.750%, 3.830%, due 04/26/22[3]	114,071	114,308
Southwire Co. 2018 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.079%, due 05/15/25[3]	20,000	20,033
		169,411
Engineering & construction—0.02%
Minimax GmbH & Co. KG
2018 USD Term Loan B, 0.000%, due 06/14/25[17]	80,000	80,300

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Loan assignments—(continued)
Engineering & construction—(concluded)
Reece Ltd. 2018 Term Loan B,
2 mo. USD LIBOR + 2.000%, 4.340%, due 07/02/25[3]	40,000	$40,000
		120,300
Entertainment—0.01%
GVC Holdings PLC 2018 USD Term Loan,
1 mo. USD LIBOR + 2.500%, 4.577%, due 03/29/24[3]	24,937	24,937
Lions Gate Entertainment Corp. 2018 Term Loan B,
1 mo. USD LIBOR + 2.250%, 4.314%, due 03/24/25[3]	29,925	30,000
		54,937
Environmental—0.02%
Clean Harbors, Inc. 2017 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.827%, due 06/27/24[3]	114,422	114,374
Finance-captive automotive—0.01%
Prime Security Services Borrower LLC 2016 1st Lien Term Loan,
1 mo. USD LIBOR + 2.750%, 4.827%, due 05/02/22[3]	104,736	104,842
Financial services—0.07%
Avolon TLB Borrower 1 (US) LLC Term Loan B3, 1 mo. USD LIBOR + 2.000%, 4.086%, due 01/15/25[3]	214,460	212,877
Clipper Acquisitions Corp.
2017 Term Loan B, 0.000%, due 12/27/24[17]	34,912	34,782
Crown Finance US, Inc. 2018 USD Term Loan,
1 mo. USD LIBOR + 2.500%, 4.577%, due 02/28/25[3]	159,600	159,051
Fortress Investment Group LLC
2018 Term Loan B, 0.000%, due 12/27/22[17]	60,000	60,015
Harbourvest Partners LLC 2018 Term Loan B,
1 mo. USD LIBOR + 2.250%, 4.322%, due 03/01/25[3]	112,563	112,422
		579,147
Food products—0.04%
Albertsons, LLC USD 2017 Term Loan B4,
1 mo. USD LIBOR + 2.750%, 4.827%, due 08/25/21[3]	159,579	158,890
USD 2017 Term Loan B6,
3 mo. USD LIBOR + 3.000%, 5.319%, due 06/22/23[3]	109,447	108,717
	Face amount[1]	Value
Loan assignments—(continued)
Food products—(concluded)
Aramark Services, Inc. 2018 Term Loan B2,
3 mo. USD LIBOR + 1.750%, 4.084%, due 03/28/24[3]	45,000	$45,056
2018 Term Loan B3,
3 mo. USD LIBOR + 1.750%, 4.084%, due 03/11/25[3]	10,000	10,008
US Foods, Inc.
2016 Term Loan B, 0.000%, due 06/27/23[17]	14,962	14,950
		337,621
Gaming—0.15%
Cedar Fair LP 2017 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.827%, due 04/13/24[3]	115,000	115,216
Churchill Downs Incorporated 2017 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.080%, due 12/27/24[3]	144,035	144,035
CityCenter Holdings LLC 2017 Term Loan B
1 mo. USD LIBOR + 2.250%, 4.327%, due 04/18/24[3]	326,700	326,925
Mohegan Tribal Gaming Authority 2016 Term Loan B,
1 mo. USD LIBOR + 4.000%, 6.077%, due 10/13/23[3]	129,662	121,018
Penn National Gaming, Inc. 2017 Term Loan B,
1 mo. USD LIBOR + 2.500%, 4.577%, due 01/19/24[3]	85,172	85,439
Scientific Games International, Inc. 2018 Term Loan B5,
2 mo. USD LIBOR + 2.750%, 4.921%, due 08/14/24[3]	214,463	214,493
The Stars Group Holdings BV
2018 USD Incremental Term Loan, 0.000%, due 07/10/25[17]	25,000	25,212
WMG Acquisition Corp. 2018 Term Loan F,
1 mo. USD LIBOR + 2.125%, 4.202%, due 11/01/23[3]	160,000	159,309
		1,191,647
Health care providers & services—0.08%
Convatec, Inc. USD 2016 Term Loan B,
3 mo. USD LIBOR + 2.250%, 4.584%, due 10/31/23[3]	119,550	119,550
Envision Healthcare Corp. 2016 Term Loan B
1 mo. USD LIBOR + 3.000%, 5.080%, due 12/01/23[3]	189,258	189,062

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Loan assignments—(continued)
Health care providers & services—(concluded)
MPH Acquisition Holdings LLC 2016 Term Loan B,
3 mo. USD LIBOR + 2.750%, 5.084%, due 06/07/23[3]	152,930	$152,891
Team Health Holdings, Inc. 1st Lien Term Loan,
1 mo. USD LIBOR + 2.750%, 4.827%, due 02/06/24[3]	129,672	125,944
		587,447
Health services—0.00%†
Ortho-Clinical Diagnostics SA
2018 Term Loan B, 0.000%, due 06/30/25[17]	10,000	9,984
Hotels, restaurants & leisure—0.07%
Eldorado Resorts LLC 2017 Term Loan B
1 mo. USD LIBOR + 2.250%, 4.375%, due 04/17/24[3]	217,743	217,651
Four Seasons Holdings, Inc. New 1st Lien Term Loan
1 mo. USD LIBOR + 2.000%, 4.077%, due 11/30/23[3]	339,825	339,584
		557,235
Hotels, restaurants & leisure—0.00%†
Las Vegas Sands, LLC
2018 Term Loan B, 0.000%, due 03/27/25[17]	34,825	34,738
Industrial conglomerates—0.02%
Gardner Denver, Inc. 2017 USD Term Loan B,
1 mo. USD LIBOR + 2.750%, 4.827%, due 07/30/24[3]	123,795	124,021
IT consulting & services—0.06%
Fleetcor Technologies, Inc. 2017 Term Loan B3,
1 mo. USD LIBOR + 2.000%, 4.077%, due 08/02/24[3]	124,373	124,270
Gartner, Inc. 2016 Term Loan A
1 mo. USD LIBOR + 2.000%, 4.077%, due 03/20/22[3]	309,375	309,375
		433,645
Lodging—0.55%
Belmond Interfin Ltd.
Dollar Term Loan, 0.000%, due 07/03/24[17]	129,347	129,401
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B,
1 mo. USD LIBOR + 2.750%, 4.827%, due 12/22/24[3]	104,475	104,850
Hilton Worldwide Finance LLC Term Loan B2
1 mo. USD LIBOR + 1.750%, 3.814%, due 10/25/23[3]	3,954,313	3,967,085
	Face amount[1]	Value
Loan assignments—(continued)
Lodging—(concluded)
NCL Corp. Ltd. 2017 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.822%, due 10/10/21[3]	114,425	$114,568
RHP Hotel Properties LP
2017 Term Loan B, 0.000%, due 05/11/24[17]	26,932	26,905
		4,342,809
Machinery—0.02%
Sensata Technologies BV 2015 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.824%, due 10/14/21[3]	115,000	115,263
Titan Acquisition Ltd. 2018 Term Loan B,
1 mo. USD LIBOR + 3.000%, 5.076%, due 03/28/25[3]	64,838	63,712
		178,975
Machinery-construction & mining—0.02%
Brookfield WEC Holdings, Inc.
2018 1st Lien Term Loan, 0.000%, due 07/25/25[17]	70,000	70,449
Terex Corp. 2018 Term Loan B,
3 mo. USD LIBOR + 2.000%, 4.334%, due 01/31/24[3]	114,420	114,420
		184,869
Machinery-diversified—0.02%
Zodiac Pool Solutions LLC
2018 Term Loan B, 0.000%, due 03/31/25[17]	115,000	114,952
Manufacturing-diversified—0.02%
Penn Engineering & Manufacturing Corp. 2017 USD Term Loan B,
1 mo. USD LIBOR + 2.750%, 4.827%, due 06/27/24[3]	129,347	129,267
Media—0.23%
Cogeco Communications (USA) II LP 2017 1st Lien Term Loan,
1 mo. USD LIBOR + 2.375%, 4.452%, due 01/03/25[3]	135,000	134,943
CSC Holdings LLC 2017 1st Lien Term Loan
1 mo. USD LIBOR + 2.250%, 4.322%, due 07/17/25[3]	325,875	323,838
Cumulus Media New Holdings, Inc.
Exit Term Loan, 0.000%, due 05/15/22[17]	50,000	49,300
Gray Television, Inc. 2017 Term Loan B
2 mo. USD LIBOR + 2.250%, 4.331%, due 02/07/24[3]	306,021	305,792

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018
	Face amount[1]	Value
Loan assignments—(continued)
Media—(concluded)
Lamar Media Corp. 2018 Term Loan B,
1 mo. USD LIBOR + 1.750%, 3.875%, due 03/14/25[3]	114,713	$114,808
Nielsen Finance LLC USD Term Loan B4
1 mo. USD LIBOR + 2.000%, 4.097%, due 10/04/23[3]	325,875	323,956
Sinclair Television Group, Inc. Term Loan B2
1 mo. USD LIBOR + 2.250%, 4.330%, due 01/03/24[3]	334,900	334,481
Univision Communications, Inc.
Term Loan C5,
1 mo. USD LIBOR + 2.750%, 4.827%, due 03/15/24[3]	218,807	212,243
		1,799,361
Medical providers—0.02%
HCA, Inc. 2018 Term Loan B10,
1 mo. USD LIBOR + 2.000%, 4.077%, due 03/13/25[3]	159,600	160,465
Oil & gas—0.10%
BCP Raptor LLC
Term Loan B,
2 mo. USD LIBOR + 4.250%, 6.421%, due 06/24/24[3]	89,610	85,662
Brazos Delaware II LLC Term Loan B, 1 mo. USD LIBOR + 4.000%, 6.086%, due 05/21/25[3]	20,000	19,658
Energy Transfer Equity LP USD 2017 Term Loan B
1 mo. USD LIBOR + 2.000%, 4.064%, due 02/02/24[3]	281,888	280,938
Kestrel Acquisition, LLC 2018 Term Loan B,
1 mo. USD LIBOR + 4.250%, 6.330%, due 05/01/25[3]	25,000	25,180
Lucid Energy Group II LLC 2018 1st Lien Term Loan,
1 mo. USD LIBOR + 3.000%, 5.079%, due 02/17/25[3]	84,788	82,138
Medallion Midland Acquisition LLC 1st Lien Term Loan,
1 mo. USD LIBOR + 3.250%, 5.327%, due 10/30/24[3]	64,725	63,612
TPF II Power LLC Term Loan B
1 mo. USD LIBOR + 3.750%, 5.827%, due 10/02/23[3]	188,301	189,066
		746,254
Packaging & containers—0.08%
Berlin Packaging LLC 2018 Term Loan B,
1 mo. USD LIBOR + 3.000%, 5.100%, due 11/07/25[3]	105,000	104,978
	Face amount[1]	Value
Loan assignments—(continued)
Packaging & containers—(concluded)
BWAY Holding Co. 2017 Term Loan B
3 mo. USD LIBOR + 3.250%, 5.581%, due 04/03/24[3]	326,700	$325,681
Pro Mach Group, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 3.000%, 5.097%, due 03/07/25[3]	114,713	113,852
Trident TPI Holdings, Inc. 2017 USD Term Loan B1,
1 mo. USD LIBOR + 3.250%, 5.327%, due 10/17/24[3]	59,850	59,580
		604,091
Pharmaceuticals—0.08%
Akorn, Inc.
Term Loan B,
1 mo. USD LIBOR + 4.750%, 6.875%, due 04/16/21[3]	10,000	9,808
Amneal Pharmaceuticals LLC 2018 Term Loan B,
1 mo. USD LIBOR + 3.500%, 5.625%, due 05/04/25[3]	104,976	105,698
Endo Luxembourg Finance Co. I S.a r.l. 2017 Term Loan B,
1 mo. USD LIBOR + 4.250%, 6.375%, due 04/29/24[3]	64,836	64,850
Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan,
USD LIBOR + 2.250%, 4.200%, due 01/31/25[3]	159,194	159,624
Syneos Health, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.077%, due 08/01/24[3]	33,623	33,591
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 3.000%, 5.092%, due 06/01/25[3]	213,173	213,363
		586,934
Real estate—0.05%
ESH Hospitality, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.077%, due 08/30/23[3]	309,882	309,364
Jo-Ann Stores, Inc. 2016 Term Loan,
3 mo. USD LIBOR + 5.000%, 7.347%, due 10/20/23[3]	34,154	34,218
MGM Growth Properties Operating Partnership LP 2016 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.077%, due 04/25/23[3]	54,720	54,746
		398,328

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Loan assignments—(continued)
Retail—0.05%
1011778 B.C. Unlimited Liability Co. Term Loan B3,
1 mo. USD LIBOR + 2.250%, 4.327%, due 02/16/24[3]	104,470	$104,361
Beacon Roofing Supply, Inc. 2017 Term Loan B,
1 mo. USD LIBOR + 2.250%, 4.347%, due 01/02/25[3]	139,650	139,446
BJ's Wholesale Club, Inc. 2017 1st Lien Term Loan,
1 mo. USD LIBOR + 3.500%, 5.597%, due 02/03/24[3]	159,594	159,794
		403,601
Retail-specialty—0.04%
Bass Pro Group LLC Term Loan B
1 mo. USD LIBOR + 5.000%, 7.077%, due 09/25/24[3]	172,840	174,190
Michaels Stores, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 2.500%, 4.572%, due 01/28/23[3]	74,813	74,696
Sally Holdings LLC Term Loan B1,
1 mo. USD LIBOR + 2.250%, 4.327%, due 07/05/24[3]	49,749	48,443
		297,329
Semiconductor—0.01%
MKS Instruments, Inc. Term Loan B4,
1 mo. USD LIBOR + 1.750%, 3.827%, due 05/01/23[3]	113,687	113,972
Semiconductor equipment & products—0.01%
ON Semiconductor Corp.
2018 1st Lien Term Loan B, 0.000%, due 03/31/23[17]	71,887	71,927
Software—0.03%
IQVIA, Inc. 2018 USD Term Loan B3,
3 mo. USD LIBOR + 1.750%, 4.084%, due 06/07/25[3]	45,000	44,676
Open Text Corp. Term Loan B, 1 mo. USD LIBOR + 1.750%, 3.827%, due 05/23/25[3]	24,938	25,031
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan,
3 mo. USD LIBOR + 3.000%, 5.363%, due 11/03/23[3]	109,723	109,134
Sound Inpatient Physicians
2018 1st Lien Term Loan, 0.000%, due 06/27/25[17]	25,000	25,062
Vertafore, Inc.
2018 1st Lien Term Loan B, 0.000%, due 07/02/25[17]	60,000	59,833
		263,736
	Face amount[1]	Value
Loan assignments—(continued)
Software & services—0.07%
Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B,
1 mo. USD LIBOR + 3.500%, 5.577%, due 12/01/23[3]	270,896	$272,153
Kronos Incorporated 2017 Term Loan B,
3 mo. USD LIBOR + 3.000%, 5.358%, due 11/01/23[3]	74,813	74,991
Riverbed Technology, Inc. 2016 Term Loan,
1 mo. USD LIBOR + 3.250%, 5.330%, due 04/24/22[3]	104,175	103,561
VeriFone, Inc. 2018 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.077%, due 01/31/25[3]	114,713	114,521
		565,226
Support-services—0.02%
ServiceMaster Co. 2016 Term Loan B
1 mo. USD LIBOR + 2.500%, 4.577%, due 11/08/23[3]	170,255	170,213
Telecom-integrated/services—0.04%
Frontier Communications Corp. 2017 Term Loan B1,
1 mo. USD LIBOR + 3.750%, 5.830%, due 06/15/24[3]	326,700	321,682
Telecommunication services—0.08%
Altice US Finance I Corp. 2017 Term Loan B,
1 mo. USD LIBOR + 2.250%, 4.327%, due 07/28/25[3]	326,700	325,066
SBA Senior Finance II LLC 2018 Term Loan B,
1 mo. USD LIBOR + 2.000%, 4.080%, due 04/11/25[3]	144,624	144,227
Switch Ltd. 2017 Term Loan B,
1 mo. USD LIBOR + 2.250%, 4.327%, due 06/27/24[3]	124,372	124,838
		594,131
Telecommunications—0.08%
GTT Communications, Inc. 2018 USD Term Loan B,
1 mo. USD LIBOR + 2.750%, 4.830%, due 05/31/25[3]	145,000	143,450
Numericable Group SA USD Term Loan B11
1 mo. USD LIBOR + 2.750%, 4.822%, due 07/31/25[3]	325,875	310,233
Telenet Financing USD, LLC
USD Term Loan AN, 0.000%, due 08/15/26[17]	75,000	74,552

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Loan assignments—(concluded)
Telecommunications—(concluded)
West Corp. 2018 Term Loan B1,
1 mo. USD LIBOR + 3.500%, 5.577%, due 10/10/24[3]		35,000	$34,796
2017 Term Loan,
1 mo. USD LIBOR + 4.000%, 6.077%, due 10/10/24[3]		84,600	84,579
			647,610
Trading companies & distributors—0.01%
MRC Global (US), Inc. 2018 1st Lien Term Loan B,
1 mo. USD LIBOR + 3.000%, 5.077%, due 09/20/24[3]		59,850	59,999
Wireless telecommunication services—0.10%
CenturyLink, Inc. 2017 Term Loan B,
1 mo. USD LIBOR + 2.750%, 4.827%, due 01/31/25[3]		328,350	323,096
Intelsat Jackson Holdings SA 2017 Term Loan B3,
1 mo. USD LIBOR + 3.750%, 5.827%, due 11/27/23[3]		95,000	95,253
Sprint Communications, Inc. 1st Lien Term Loan B,
1 mo. USD LIBOR + 2.500%, 4.625%, due 02/02/24[3]		325,875	325,794
			744,143
Total loan assignments (cost—$23,842,472)			23,820,315
Non-US government obligations—3.87%
Angolan Government International Bond 8.250%, due 05/09/28[7]		200,000	207,240
Argentine Republic Government International Bond 2.500%, due 12/31/38[11]		1,105,000	665,762
6.250%, due 04/22/19		2,300,000	2,313,363
Bermuda Government International Bond 4.854%, due 02/06/24[7]		200,000	207,250
Bonos de la Nacion Argentina con Ajuste por CER 3.750%, due 02/08/19	ARS	22,300,000	787,313
4.000%, due 03/06/20	ARS	43,800,000	1,682,557
Brazil Minas SPE via State of Minas Gerais 5.333%, due 02/15/28[7]		200,000	194,500
Brazilian Government International Bond 7.125%, due 01/20/37		100,000	111,850
8.250%, due 01/20/34		70,000	85,225
Colombia Government International Bond 6.125%, due 01/18/41		320,000	360,800
8.125%, due 05/21/24		100,000	121,000
Costa Rica Government International Bond 7.158%, due 03/12/45[7]		230,000	240,350
Croatia Government International Bond 5.500%, due 04/04/23[7]		400,000	425,584
6.625%, due 07/14/20[7]		120,000	126,593
	Face amount[1]	Value
Non-US government obligations—(continued)
Dominican Republic International Bond 6.850%, due 01/27/45[7]	100,000	$101,828
Egypt Government International Bond 7.903%, due 02/21/48[7]	250,000	248,116
Ghana Government International Bond 7.625%, due 05/16/29[7]	200,000	206,614
10.750%, due 10/14/30[7]	200,000	258,662
Hungary Government International Bond 7.625%, due 03/29/41	150,000	211,875
Indonesia Government International Bond 6.625%, due 02/17/37[7]	240,000	285,897
7.750%, due 01/17/38[7]	100,000	133,385
Israel Government International Bond 4.125%, due 01/17/48	1,600,000	1,550,768
Ivory Coast Government International Bond 5.750%, due 12/31/32[7,11]	582,750	553,671
Japan Bank for International Cooperation/Japan 2.875%, due 07/21/27	2,200,000	2,116,236
Japan Finance Organization for Municipalities 2.125%, due 04/13/21[9]	2,000,000	1,939,521
2.625%, due 04/20/22[9]	2,500,000	2,434,047
Japan International Cooperation Agency 2.750%, due 04/27/27	1,300,000	1,232,585
Kenya Government International Bond 8.250%, due 02/28/48[7]	200,000	201,998
Kuwait International Government Bond 2.750%, due 03/20/22[9]	1,700,000	1,659,795
Lebanon Government International Bond 6.850%, due 03/23/27[7]	80,000	67,416
Mexico Government International Bond 5.750%, due 10/12/10	426,000	419,610
Mongolia Government International Bond 5.625%, due 05/01/23[7]	200,000	195,171
Morocco Government International Bond 4.250%, due 12/11/22[7]	200,000	203,000
Nigeria Government International Bond 5.625%, due 06/27/22	60,000	60,600
6.750%, due 01/28/21[7]	400,000	418,500
7.143%, due 02/23/30[7]	200,000	199,174
Oman Government International Bond 5.625%, due 01/17/28[7]	200,000	195,248
Panama Government International Bond 6.700%, due 01/26/36	50,000	61,937
8.875%, due 09/30/27	80,000	108,400
Paraguay Government International Bond 6.100%, due 08/11/44[7]	200,000	217,000
Qatar Government International Bond 4.500%, due 04/23/28[9]	1,700,000	1,734,136
5.103%, due 04/23/48[7]	200,000	204,256
5.103%, due 04/23/48[9]	1,600,000	1,634,048
Republic of Azerbaijan International Bond 4.750%, due 03/18/24[7]	270,000	270,393
Republic of South Africa Government International Bond 5.500%, due 03/09/20	100,000	102,879
5.875%, due 06/22/30	200,000	202,192

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Non-US government obligations—(concluded)
Republic of Turkey Government International Bond 6.875%, due 03/17/36	50,000	$45,920
Romanian Government International Bond 4.875%, due 01/22/24[7]	50,000	52,063
6.750%, due 02/07/22[7]	160,000	175,405
Russian Foreign Bond - Eurobond 4.250%, due 06/23/27[7]	200,000	194,931
7.500%, due 03/31/30[7,11]	267,000	297,286
Serbia International Bond 4.875%, due 02/25/20[7]	400,000	407,000
South Africa Government International Bond 6.875%, due 05/27/19	100,000	102,725
Sri Lanka Government International Bond 6.200%, due 05/11/27[7]	200,000	192,290
6.250%, due 07/27/21[7]	200,000	204,748
6.750%, due 04/18/28[7]	200,000	197,805
Turkey Government International Bond 5.125%, due 03/25/22	450,000	431,437
5.625%, due 03/30/21	110,000	108,370
6.125%, due 10/24/28	200,000	182,500
7.375%, due 02/05/25	430,000	437,525
Uruguay Government International Bond 5.100%, due 06/18/50	197,500	199,682
Total non-US government obligations (cost—$31,537,575)		30,188,032
Municipal bonds and notes—1.41%
Education—0.09%
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation), (AGM Insured), 4.016%, due 01/01/21[15]	780,000	743,597
General obligation—0.66%
Alabama Economic Settlement Authority, Series B, 3.163%, due 09/15/25	2,000,000	1,973,300
City of Chicago, Series B, 7.375%, due 01/01/33	1,600,000	1,803,536
State of Illinois 5.877%, due 03/01/19	1,335,000	1,355,426
		5,132,262
Transportation—0.42%
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C, 6.875%, due 11/01/38	3,100,000	3,246,320
Utilities—0.24%
Cincinnati Water System Revenue (Build America Bonds), Series B, 6.458%, due 12/01/34	100,000	104,767
	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Utilities—(concluded)
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	$1,749,589
		1,854,356
Total municipal bonds and notes (cost—$10,550,952)		10,976,535
Commercial paper—0.24%
Schlumberger Holdings 2.677%, due 10/03/18 (cost—$1,891,289)	1,900,000	1,891,289
Short-term US government obligation[18]—0.17%
US Treasury Bill 1.926%, due 08/23/18 (cost—$1,348,441)	1,350,000	1,348,455

	Number of contracts	Notional amount
Options purchased—0.00%†
Call options—0.00%†
Canada Government Bond 10 Year Futures, strike @ $159.50, expires 08/17/18 (Counterparty: MSCI)	67	CAD	10,686,500	258
US Bond Future Option Futures, strike @ $168 expires 08/24/18 (Counterparty: MSCI)	41	USD	6,888,000	41
US Bond Future Option Futures, strike @ $170 expires 08/24/18 (Counterparty: MSCI)	75	USD	12,750,000	75
US Bond Future Option Futures, strike @ $171 expires 08/24/18 (Counterparty: MSCI)	7	USD	1,197,000	7
US Bond Future Option Futures, strike @ $175 expires 08/24/18 (Counterparty: MSCI)	20	USD	3,500,000	20
				401
Put options—0.00%†
US Treasury Note 10 Year Futures, strike @ $106.50, expires 08/24/18 (Counterparty: MSCI)	200	USD	21,300,000	200
US Treasury Note 10 Year Futures, strike @ $107.00, expires 08/24/18 (Counterparty: MSCI)	626	USD	66,982,000	626
US Treasury Note 10 Year Futures, strike @ $107.50, expires 08/24/18 (Counterparty: MSCI)	300	USD	32,250,000	300

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Put options—(concluded)
US Treasury Note 10 Year Futures, strike @ $108.00, expires 08/24/18 (Counterparty: MSCI)	245	USD	26,460,000	$245
US Treasury Note 5 Year Futures, strike @ $106.25, expires 08/24/18 (Counterparty: MSCI)	100	USD	10,625,000	100
US Treasury Note 5 Year Futures, strike @ $106.50, expires 08/24/18 (Counterparty: MSCI)	100	USD	10,650,000	100
US Treasury Note 5 Year Futures, strike @ $106.75, expires 08/24/18 (Counterparty: MSCI)	195	USD	20,816,250	195
US Treasury Note 5 Year Futures, strike @ $107.00, expires 08/24/18 (Counterparty: MSCI)	122	USD	13,054,000	122
				1,888
Total options purchased (cost—$17,939)				2,289
Swaptions purchased—0.03%
Put swaptions—0.03%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.905%, expires 08/22/18[4] (Counterparty: MSCI; pay floating rate); underlying swap terminates 08/22/48	3,600,000	USD	3,600,000	134,643
3 Month USD LIBOR Interest Rate Swap, strike @ 2.940%, expires 08/22/18[4] (Counterparty: GSB; pay floating rate); underlying swap terminates 08/22/48	1,200,000	USD	1,200,000	37,068
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.943%, expires 12/16/19[4] (Counterparty: GSB; pay floating rate); underlying swap terminates 12/16/49	500,000	USD	500,000	$36,839
Total swaptions purchased (cost—$496,360)				208,550

	Number of shares
Short-term investment—0.57%
Investment companies—0.57%
State Street Institutional U.S. Government Money Market Fund (cost—$4,454,932)	4,454,932	4,454,932
Investment of cash collateral from securities loaned—1.11%
Money market fund—1.11%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$8,610,323)	8,610,323	8,610,323
Total investments (cost—$1,052,478,063)—133.62%		1,042,093,559
Liabilities in excess of other assets—(33.62)%		(262,174,602)
Net assets—100.00%		$779,918,957

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Foreign exchange options written

Notional amount (000)		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	4,100	4,100,000	USD Call/MXN Put, strike @ MXN 19.18	HSBC	08/24/18	$22,447	$(20,832)	$1,615
USD	1,600	1,600,000	USD Call/MXN Put, strike @ MXN 19.34	HSBC	09/05/18	10,360	(9,006)	1,354
USD	2,850	2,850,000	USD Call/MXN Put, strike @ MXN 19.50	JPMCB	08/21/18	46,996	(4,785)	42,211
USD	2,500	2,500,000	USD Call/MXN Put, strike @ MXN 19.70	JPMCB	08/22/18	17,526	(2,903)	14,623
USD	1,700	1,700,000	USD Call/MXN Put, strike @ MXN 19.89	BNP	08/20/18	12,318	(828)	11,490
						$109,647	$(38,354)	$71,293
			Put options
AUD	8,200	8,200,000	AUD Put/USD Call, strike @ USD 0.73	GSB	08/23/18	$32,783	$(7,920)	$24,863
						$142,430	$(46,274)	$96,156

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,400	2,400,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.750%, terminating 12/16/24	GSB	Pay	12/12/19	$26,182	$(54,871)	$(28,689)
USD	5,100	5,100,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	GSB	Pay	08/20/18	113,591	(48,022)	65,569
USD	15,800	15,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	MSCI	Pay	08/20/18	352,560	(148,772)	203,788
							$492,333	$(251,665)	$240,668

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
427	EUR	3 Month EURIBOR Futures	September 2018	$125,184,940	$125,221,314	$36,374
113	EUR	3 Month EURIBOR Futures	December 2018	33,121,049	33,131,586	10,537
40	EUR	Call Options on Euro BTP Futures 08/24/18, strike @ EUR 152	August 2018	508	468	(40)
20	EUR	Call Options on Euro Oat Futures 08/24/18, strike @ EUR 168	August 2018	254	234	(20)
43	EUR	Call Options on Euro Oat Futures 08/24/18, strike @ EUR 197	August 2018	546	503	(43)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts—(concluded)
111	EUR	Put Options on Euro Bund Futures 08/24/18, strike @ EUR 144	August 2018	$1,410	$1,298	$(112)
150	EUR	Put Options on Euro Bund Futures 08/24/18, strike @ EUR 145	August 2018	1,905	1,754	(151)
26	USD	90-Day Eurodollar Futures	March 2019	6,319,327	6,316,050	(3,277)
2	USD	Australian Dollar Future	September 2018	152,398	148,780	(3,618)
4	USD	British Pound Future	September 2018	335,895	328,750	(7,145)
2	USD	Canadian Dollar Futures	September 2018	154,258	153,990	(268)
US Treasury futures buy contracts:
1,058	USD	US Treasury Note 10 Year Futures	September 2018	126,843,998	126,348,344	(495,654)
200	USD	US Treasury Note 2 Year Futures	September 2018	42,295,045	42,275,000	(20,045)
724	USD	US Treasury Note 5 Year Futures	September 2018	82,111,010	81,902,500	(208,510)
				$416,522,543	$415,830,571	$(691,972)
Interest rate futures sell contracts:
223	AUD	Australian Bond 10 Year Futures	September 2018	(21,145,551)	(21,407,033)	(261,482)
64	CAD	Canada Government Bond 10 Year Futures	September 2018	(6,603,839)	(6,630,495)	(26,656)
43	EUR	German Euro Bund Futures	September 2018	(8,061,169)	(8,124,573)	(63,404)
37	EUR	German Euro Buxl 30 Year Futures	September 2018	(7,591,052)	(7,597,500)	(6,448)
54	EUR	German Euro Schatz Futures	September 2018	(7,071,695)	(7,066,230)	5,465
117	EUR	Italian Government Bond Futures	September 2018	(17,522,147)	(17,416,415)	105,732
302	EUR	Mid-Term Euro-OAT Futures	September 2018	(54,070,679)	(54,288,778)	(218,099)
36	EUR	Put Options on Euro Bund Futures 08/24/18, strike @ EUR 160	August 2018	(10,487)	(6,314)	4,173
62	EUR	Put Options on Euro Bund Futures 08/24/18, strike @ EUR 160.5	August 2018	(27,488)	(17,400)	10,088
171	USD	90-Day Eurodollar Futures	June 2020	(41,529,327)	(41,437,575)	91,752
151	USD	90-Day Eurodollar Futures	September 2020	(36,624,239)	(36,592,963)	31,276
79	USD	90-Day Eurodollar Futures	December 2020	(19,141,406)	(19,143,675)	(2,269)
2	USD	Euro Fx Futures with American Style Options	September 2018	(297,317)	(293,438)	3,879
US Treasury futures sell contracts:
27	USD	Ultra Long US Treasury Bond Futures	September 2018	(4,208,112)	(4,236,469)	(28,357)
296	USD	US Long Bond Futures	September 2018	(41,832,924)	(42,318,750)	(485,826)
160	USD	US Ultra Treasury Note 10 Year Futures	September 2018	(20,287,426)	(20,337,500)	(50,074)
				$(286,024,858)	$(286,915,108)	$(890,250)
						$(1,582,222)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	GBP	14,907,000	USD	19,520,412	08/02/18	$(45,764)
BB	MXN	13,497,700	USD	709,875	08/23/18	(11,851)
BB	MXN	12,628,000	USD	655,887	08/27/18	(18,893)
BB	MYR	2,596,159	USD	650,324	09/19/18	12,559

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	9,449,659	GBP	7,119,000	08/02/18	$(105,619)
BNP	EUR	14,367,000	USD	16,753,215	08/02/18	(46,836)
BNP	USD	298,783	INR	20,439,741	09/19/18	(2,438)
BNP	USD	2,934,699	JPY	323,400,000	08/15/18	(40,003)
BNP	USD	3,341,888	MXN	67,220,000	08/27/18	250,025
BNP	USD	119,503	ZAR	1,514,000	08/08/18	(4,611)
BOA	EUR	12,028,000	USD	14,049,774	09/04/18	(48,604)
BOA	GBP	2,545,000	USD	3,338,831	08/02/18	(1,607)
BOA	JPY	1,992,900,000	USD	18,283,793	08/15/18	445,699
BOA	SEK	12,635,000	USD	1,445,280	08/15/18	6,951
BOA	USD	14,016,228	EUR	12,028,000	08/02/18	48,713
BOA	USD	2,807,803	JPY	310,000,000	08/15/18	(33,048)
CITI	BRL	2,431,868	USD	647,652	08/02/18	(276)
CITI	BRL	2,431,868	USD	650,241	09/05/18	4,834
CITI	GBP	1,582,000	USD	2,074,833	08/02/18	(1,621)
CITI	GBP	1,619,000	USD	2,134,068	08/02/18	9,050
CITI	GBP	8,736,000	USD	11,457,323	09/04/18	(24,397)
CITI	JPY	173,700,000	USD	1,565,175	08/15/18	10,417
CITI	MXN	78,484,000	USD	3,987,453	08/27/18	(206,354)
CITI	USD	652,850	BRL	2,431,868	08/02/18	(4,923)
CITI	USD	2,391,826	EUR	2,050,000	08/02/18	5,341
CITI	USD	11,441,966	GBP	8,736,000	08/02/18	24,466
CITI	USD	16,438,322	JPY	1,795,700,000	08/15/18	(365,330)
CITI	USD	631,967	MXN	12,735,000	08/27/18	48,530
CITI	USD	1,674,598	SEK	14,850,000	08/15/18	15,879
CSI	BRL	4,212,099	USD	1,121,761	08/02/18	(478)
CSI	MXN	18,632,000	USD	928,286	08/27/18	(67,318)
CSI	USD	1,105,973	BRL	4,212,099	08/02/18	16,266
DB	BRL	4,212,099	USD	1,086,660	08/02/18	(35,579)
DB	MXN	37,906,000	USD	1,875,458	08/27/18	(150,056)
DB	USD	1,121,761	BRL	4,212,099	08/02/18	478
DB	USD	677,267	BRL	2,635,381	09/05/18	22,152
GSI	BRL	1,038,555	USD	270,000	08/02/18	(6,705)
GSI	GBP	1,568,000	USD	2,053,981	08/02/18	(4,096)
GSI	JPY	344,400,000	USD	3,121,734	08/15/18	39,071
GSI	MXN	66,345,000	USD	3,277,554	08/27/18	(267,604)
GSI	USD	11,731,668	SEK	100,060,000	08/15/18	(341,152)
GSI	USD	276,587	BRL	1,038,555	08/02/18	118
GSI	USD	3,156,349	JPY	346,400,000	08/15/18	(55,784)
GSI	USD	8,385,552	MXN	166,026,179	08/27/18	486,087
HSBC	MXN	12,938,000	USD	626,605	08/27/18	(64,739)
HSBC	USD	6,301,401	GBP	4,798,000	08/02/18	(3,788)
JPMCB	AUD	1,578,000	USD	1,190,335	08/15/18	17,865
JPMCB	BRL	1,393,313	USD	375,000	08/02/18	3,777
JPMCB	EUR	918,000	USD	1,073,043	08/02/18	(420)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	JPY	3,428,200,000	USD	31,282,055	08/15/18	$596,845
JPMCB	MXN	12,746,340	USD	684,000	08/23/18	2,450
JPMCB	MXN	24,040,000	USD	1,258,955	08/27/18	(25,627)
JPMCB	MXN	28,538,179	USD	1,529,787	08/27/18	4,844
JPMCB	SEK	18,020,000	USD	2,062,105	08/15/18	10,765
JPMCB	USD	371,065	BRL	1,393,313	08/02/18	158
JPMCB	USD	338,029	EUR	289,000	08/02/18	(87)
JPMCB	USD	21,744,217	JPY	2,396,700,000	08/15/18	(291,780)
JPMCB	USD	6,104,718	JPY	685,200,000	08/15/18	28,385
JPMCB	USD	1,662,441	MXN	33,530,000	08/27/18	129,241
JPMCB	USD	1,514,894	MXN	28,538,179	10/26/18	(4,705)
						$(41,127)

Centrally cleared credit default swap agreements on corporate issues—sell protection21

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
Berkshire Hathaway, Inc. bond, 1.550%, due 02/09/18	USD	2,200	12/20/21	Quarterly	1.000%	$(12,354)	$50,473	$38,119
Carefour Operates Supermarkets, bond, 1.750%, due 05/22/19	EUR	1,500	06/20/23	Quarterly	1.000	(10,041)	17,022	6,981
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000	60,759	33,667	94,426
MetLife, Inc. bond, 4.75%, due 02/08/21	USD	1,900	12/20/21	Quarterly	1.000	15,424	42,455	57,879
Tesco PLC, bond, 6.000%, due 12/14/29	EUR	3,000	06/20/22	Quarterly	1.000	109,206	44,715	153,921
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(27,585)	33,639	6,054
						$135,409	$221,971	$357,380

Centrally cleared credit default swap agreements on credit indices—buy protection20

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North America High Yield 29 Index	USD	4,600	12/20/22	Quarterly	5.000%	$336,796	$(365,033)	$(28,237)
CDX North America High Yield 26 Index	USD	4,229	06/20/21	Quarterly	5.000	97,527	(340,703)	(243,176)
						$434,323	$(705,736)	$(271,413)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Centrally cleared credit default swap agreements on credit indices—sell protection21

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
CDX North American Investment Grade 30 Index	USD	129,700	06/20/23	Quarterly	1.000%	$(2,071,388)	$2,602,647	$531,259
CDX North America High Yield 30 Index	USD	1,000	06/20/23	Quarterly	5.000	(56,018)	76,379	20,361
CDX North American Investment Grade 28 Index	USD	40,600	06/20/22	Quarterly	1.000	(623,501)	833,829	210,328
						$(2,750,907)	$3,512,855	$761,948

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[19]	Payments received by the Portfolio[19]	Value	Unrealized appreciation (depreciation)
USD	13,500	12/20/27	Quarterly	2.500%	3 Month USD LIBOR	$614,017	$939,172
JPY	310,000	03/21/28	Semi-Annual	0.300	6 Month JPY LIBOR	2,724	(18,454)
JPY	3,180,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(187,757)	(9,730)
USD	32,600	12/05/19	Semi-Annual	3 Month USD LIBOR	1.958%	(371,153)	(371,153)
JPY	230,000	06/19/28	Semi-Annual	0.399	6 Month JPY LIBOR	(14,316)	(14,128)
USD	13,700	06/20/28	Quarterly	2.250	3 Month USD LIBOR	924,114	186,495
GBP	9,600	09/19/28	Semi-Annual	1.500	6 Month GBP LIBOR	125,576	(95,746)
JPY	20,000	06/19/28	Semi-Annual	0.380	6 Month JPY LIBOR	(906)	(1,217)
GBP	10,500	09/19/23	Semi-Annual	1.500	6 Month GBP LIBOR	(62,148)	(60,106)
EUR	5,900	07/04/42	Annual	6 Month EURIBOR	1.501	6,322	(17,225)
EUR	2,300	09/21/48	Annual	6 Month EURIBOR	1.500	(22,545)	3,732
EUR	28,600	09/19/28	Annual	6 Month EURIBOR	1.250	905,678	120,535
EUR	5,000	12/19/28	Annual	6 Month EURIBOR	1.250	126,547	41,809
BRL	14,900	01/04/21	Monthly	1 Month Brazilian Interbank Deposit Average	9.200	37,887	52,397
GBP	2,600	12/19/28	Semi-Annual	1.500	6 Month GBP LIBOR	42,054	(819)
JPY	230,000	03/21/29	Semi-Annual	0.450	6 Month JPY LIBOR	(11,820)	4,957
BRL	118,300	01/02/20	Monthly	1 Month Brazilian Interbank Deposit Average	7.500	(76,962)	(1,313)
GBP	4,900	12/21/48	Semi-Annual	1.500	6 Month GBP LIBOR	298,866	275,892
BRL	79,200	01/02/20	Monthly	1 Month Brazilian Interbank Deposit Average	7.750	12,545	156,005
JPY	60,000	03/23/48	Semi-Annual	1.000	6 Month JPY LIBOR	(12,406)	(10,532)
JPY	390,000	03/22/38	Semi-Annual	0.750	6 Month JPY LIBOR	(16,898)	(27,302)
CAD	500	12/16/46	Semi-Annual	1.750	3 Month Canadian Bankers Acceptance Rate	85,205	91,449
JPY	3,620,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(218,333)	(48,395)
JPY	580,000	09/21/27	Semi-Annual	0.300	6 Month JPY LIBOR	(6,894)	19,643
						$2,179,397	$1,215,966

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Credit default swap agreements on corporate issues—sell protection21

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	Quarterly	1.000%	$62,765	$(8,116)	$54,649
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	Quarterly	1.000	75,307	(9,364)	65,943
							$138,072	$(17,480)	$120,592

Credit default swap agreements on credit indices—sell protection21

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	Monthly	0.500%	$235,556	$9,303	$244,859

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$196,327,540	$—	$196,327,540
Government national mortgage association certificates	—	18,651	—	18,651
Federal home loan mortgage corporation certificates	—	4,305,752	—	4,305,752
Federal housing administration certificates	—	1,919	—	1,919
Federal national mortgage association certificates	—	191,856,002	12,102	191,868,104
Collateralized mortgage obligations	—	106,209,975	—	106,209,975
Asset-backed securities	—	90,032,378	—	90,032,378
Corporate notes	—	371,828,520	—	371,828,520
Loan assignments	—	23,820,315	—	23,820,315
Non-US government obligations	—	30,188,032	—	30,188,032
Municipal bonds and notes	—	10,976,535	—	10,976,535
Commercial paper	—	1,891,289	—	1,891,289
Short-term US government obligation	—	1,348,455	—	1,348,455
Options purchased	2,289	—	—	2,289
Swaptions purchased	—	208,550	—	208,550

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Short-term investment	$—	$4,454,932	$—	$4,454,932
Investment of cash collateral from securities loaned	—	8,610,323	—	8,610,323
Futures contracts	299,276	—	—	299,276
Forward foreign currency contracts	—	2,240,966	—	2,240,966
Swap agreements	—	6,925,664	—	6,925,664
Total	$301,565	$1,051,245,798	$12,102	$1,051,559,465
Liabilities
Swaptions written	$—	$(251,665)	$—	$(251,665)
Foreign exchange options written	—	(46,274)	—	(46,274)
Futures contracts	(1,881,498)	—	—	(1,881,498)
Forward foreign currency contracts	—	(2,282,093)	—	(2,282,093)
Swap agreements	—	(1,725,354)	—	(1,725,354)
Total	$(1,881,498)	$(4,305,386)	$—	$(6,186,884)

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the year ended July 31, 2018:

	Federal housing administration certificates	Federal national mortgage association certificates	Total
Beginning balance	$7,700	$14,454	$22,154
Purchases	—	—	—
Sales	(5,788)	(2,714)	(8,502)
Accrued discounts/(premiums)	(38)	—	(38)
Total realized gain/(loss)	(169)	—	(169)
Net change in unrealized appreciation/depreciation	214	362	576
Transfers into Level 3	—	—	—
Transfers out of Level 3	(1,919)	—	(1,919)
Ending balance	$—	$12,102	$12,102

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2018, was $95.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2018

Portfolio footnotes

†  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

4  Illiquid investment at period end. Illiquid assets, in the amount of $9,755,502, represented 1.25% of the Portfolio's net assets at period end.

5  Significant unobservable inputs were used in the valuation of this security; i.e. a Level 3 security.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

9  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $175,142,299, represented 22.46% of the Portfolio's net assets at period end.

10  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

11  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

12  Security, or portion thereof, was on loan at the period end.

13  Perpetual investment. Date shown reflects the next call date.

14  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

15  Rate shown reflects annualized yield at the period end on zero coupon bond.

16  Bond interest in default.

17  Position is unsettled. Contract rate was not determined at July 31, 2018 and does not take effect until settlement.

18  Rate shown is the discount rate at the date of purchase unless otherwise noted.

19  Payments made or received are based on the notional amount.

20  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

21  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned 0.34% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 0.56%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 0.54%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 103. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance versus the benchmark were positive contributions from both sector allocation and security selection, while interest rate positioning was a detractor in the rising interest rate environment.

The Portfolio's performance overall benefited from being overweight higher-yielding revenue-backed bonds and underweighted both the state and local general obligation sectors. Treasury-backed pre-refunded bonds lagged amid less demand among income-seeking retail investors, benefiting the Portfolio's underweight. Our results were particularly favorable from revenue bonds backed by hospitals and the states' settlement of litigation with US tobacco companies, as those high-yielding bonds continued to perform well amidst strong demand. Conversely, the Portfolio's overweights to airport and broker-backed prepaid gas bonds detracted from results. Within the general obligation sector, the Portfolio's underweight exposure to lagging state-backed general obligation bonds was beneficial, although a higher-quality bias among local general obligation bonds was a modest detractor from returns.

State and local government credit fundamentals were stable overall during the reporting period, supported by solid property, income and sales tax trends. Furthermore, positive credit developments included the recent US Supreme Court verdicts in the South Dakota vs. Wayfair, Inc. and Janus vs. American Federation of State, County, and Municipal Employees cases. Pension challenges continue to weigh on certain states, notably Illinois, New Jersey and Connecticut. A modest overweight to New Jersey-backed bonds was additive, as those issues outperformed. The Portfolio had no exposure to Illinois general obligation bonds (1.2% in the benchmark). This detracted from returns, as those bonds were a top performer, as their prices rallied on news of the state budget being passed on time. From

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

BNY Mellon Asset Management North America Corporation (f/k/a Standish Mellon Asset Management Company LLC) ("BNY Mellon AMNA")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

BNY Mellon AMNA: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

PACE Municipal Fixed Income Investments

Advisor's comments (unaudited) – concluded

a bond credit rating perspective, investment grade securities rated BBB were the strongest performers, as investors continue to exhibit heavy demand for higher-yielding bonds. The Portfolio was underweight the lowest investment grade BBB-rated segment. However, this was partially offset from being overweight A-rated revenue bonds, which also performed well.

Yields moved sharply higher during the reporting period, especially among short to intermediate maturities as the US Federal Reserve Board continues to raise interest rates. The Portfolio was positioned with a modest long duration posture, which detracted from results in the rising interest rate environment. The Portfolio's yield advantage versus the benchmark contributed to returns, although a modest overweight to 5-year bonds was a mitigating factor as this was the weakest performing area across the yield curve spectrum.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.03%	2.70%	3.50%
Class C2	(0.42)	2.19	2.98
Class Y3	0.34	2.94	3.75
Class P4	0.34	2.97	3.76
After deducting maximum sales charge
Class A1	(2.21)	2.23	3.27
Class C2	(1.15)	2.19	2.98
Bloomberg Barclays US Municipal 3-15 Year Blend Index[5]	0.56	3.18	4.10
Lipper Intermediate Municipal Debt Funds median	0.54	2.77	3.55

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.48%	2.57%	3.54%
Class C2	0.00	2.06	3.03
Class Y3	0.79	2.83	3.79
Class P4	0.79	2.84	3.81
After deducting maximum sales charge
Class A1	(1.79)	2.11	3.31
Class C2	(0.73)	2.06	3.03

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—0.92% and 0.82%; Class C—1.42% and 1.32%; Class Y—0.71% and 0.57%; and Class P—0.67% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.82%; Class C—1.32%; Class Y—0.57%; and Class P—0.57%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Bloomberg Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics—July 31, 2018 (unaudited)

Characteristics
Weighted average duration	4.96 yrs.
Weighted average maturity	9.61 yrs.
Average coupon	4.99%
Top five states[1]	Percentage of net assets
Texas	14.0%
New York	11.3
Illinois	10.0
New Jersey	6.6
Pennsylvania	4.8
Total	46.7%
Credit rating[2]	Percentage of total investments
AAA	8.1%
AA	38.0
A	32.7
BBB	4.8
Non-rated	15.7
Cash equivalents and other assets less liabilities	0.7
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Municipal bonds and notes—99.32%
Alabama—1.80%
Alabama Federal Aid Highway Finance Authority, Series A, 5.000%, due 09/01/29	$2,000,000	$2,377,060
Birmingham-Jefferson Civic Center Authority, Special Tax Revenue Subordinate Lien, Series B, 5.000%, due 07/01/32[1]	2,000,000	2,283,280
Lower Alabama Gas District Gas Project Revenue, Series A, 5.000%, due 09/01/31	1,500,000	1,743,060
		6,403,400
Alaska—0.46%
City of Anchorage AK Wastewater Revenue Refunding, Series B, 5.000%, due 05/01/31	1,395,000	1,622,176
Arizona—1.30%
Maricopa County Industrial Development Authority (Banner Health Obligation Group), Series A, 5.000%, due 01/01/31	3,000,000	3,467,310
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,165,400
		4,632,710
Arkansas—0.45%
University of Arkansas, (Fayetteville Campus), Series A, 5.000%, due 11/01/29	1,385,000	1,592,708
California—3.68%
California Infrastructure & Economic Development Bank Revenue Refunding (Academy of Motion Picture Arts) 5.000%, due 11/01/28	1,205,000	1,373,869
California State 5.000%, due 12/01/24	2,000,000	2,317,240
5.000%, due 08/01/30	1,000,000	1,178,610
California State Public Works Board Lease Revenue (Judicial Council Project), Series A, 5.000%, due 03/01/24	1,750,000	1,981,945
California State Public Works Board Lease Revenue Refunding, Series H, 5.000%, due 12/01/23	1,205,000	1,391,510
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT, 5.000%, due 05/15/32	2,000,000	2,222,240
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,133,290
Stockton Unified School District, (AGM Insured), 5.000%, due 07/01/23	1,270,000	1,414,754
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
University of California Revenue Unrefunded General, Series Q, 5.250%, due 05/15/23	$110,000	$110,352
		13,123,810
Colorado—2.85%
Denver City & County Airport Revenue, Subseries A, AMT, 5.500%, due 11/15/26	7,000,000	8,041,040
University of Colorado Revenue Refunding, Series A-2, 5.000%, due 06/01/30	1,750,000	2,103,798
		10,144,838
Connecticut—1.49%
Connecticut State (Gaap Conversion Bonds—2013), Series A, 5.000%, due 10/15/25	2,900,000	3,196,438
Hartford County Metropolitan District Revenue (Green Bonds), Series A, 5.000%, due 11/01/29	1,870,000	2,104,218
		5,300,656
District of Columbia—1.44%
Metropolitan Washington, Airport Authority Airport System Revenue, AMT, 5.000%, due 10/01/28	2,500,000	2,921,925
Metropolitan Washington, Airport Authority Airport System Revenue, Series A, AMT, 5.000%, due 10/01/22	2,000,000	2,221,600
		5,143,525
Florida—4.19%
Broward Port Facilities Revenue Refunding, Series B, AMT, 5.000%, due 09/01/21	2,000,000	2,166,500
Citizens Property Insurance Corp. Revenue, Series A-1, 5.000%, due 06/01/25	7,000,000	8,102,850
JEA Electric System Revenue, Series A, 5.000%, due 10/01/24	1,200,000	1,359,996
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,132,050
Orange County Florida Tourist Development Tax Revenue Refunding, Series B, 5.000%, due 10/01/30	1,885,000	2,164,941
		14,926,337
Georgia—2.22%
Atlanta Development Authority Revenue Senior Lien, Series A-1, 5.000%, due 07/01/32	2,000,000	2,269,400

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
Fulton County Development Authority of Georgia Revenue (Anticipation CTFS-Wellstar Health System, Inc. Project), Series A, 5.000%, due 04/01/36	$1,000,000	$1,114,390
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A, 5.000%, due 07/01/27	1,500,000	1,741,995
Main Street Natural Gas, Inc. Revenue, Series A, 5.500%, due 09/15/28	1,500,000	1,783,305
Series B, 1 mo. USD LIBOR + 0.750%, 2.152%, due 04/01/48[2]	1,000,000	996,530
		7,905,620
Illinois—10.05%
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT, 5.000%, due 01/01/29	2,500,000	2,774,300
Chicago O'Hare International Airport Revenue Senior Lien, Series B, 5.000%, due 01/01/35	1,750,000	1,945,405
Chicago O'Hare International Airport Revenue, Series A, AMT, 5.000%, due 01/01/23	1,150,000	1,251,361
Cook County Forest Preservation District, (AMBAC Insured), 5.000%, due 11/15/19	5,180,000	5,386,267
Illinois County of Cook Sale Tax Revenue Refunding 5.000%, due 11/15/35	2,500,000	2,841,700
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,324,750
Illinois Finance Authority Revenue University of Chicago, Series A, 5.000%, due 10/01/29	2,440,000	2,650,743
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A, 5.000%, due 02/01/32	2,500,000	2,805,100
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	5,000,000	5,503,800
Southwestern Illinois Development Authority Health Facility Revenue (Memorial Group, Inc.) 7.125%, due 11/01/30	1,500,000	1,868,355
University of Illinois, Series A, 5.000%, due 04/01/30	1,000,000	1,094,700
University of Illinois, (Auxiliary Facilities System), Series A, 5.000%, due 04/01/27	4,000,000	4,349,240
		35,795,721
Indiana—1.56%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A, 5.250%, due 02/01/35	1,000,000	1,156,770
	Face amount	Value
Municipal bonds and notes—(continued)
Indiana—(concluded)
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A, 5.000%, due 01/01/30	$2,055,000	$2,274,166
Whiting City Revenue (BP Products North America, Inc. Project), AMT, 5.000%, due 11/01/47	1,840,000	2,114,785
		5,545,721
Kentucky—0.97%
Kentucky Public Energy Authority Revenue, Series A, 4.000%, due 04/01/48	3,250,000	3,456,375
Louisiana—1.90%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B, 5.000%, due 02/01/28	1,000,000	1,143,910
New Orleans Aviation Board Revenue, Series B, (AGM Insured), AMT, 5.000%, due 01/01/28	1,500,000	1,682,190
State of Louisiana State Highway Improvement Revenue, Series A, 5.000%, due 06/15/29	3,500,000	3,950,345
		6,776,445
Maryland—0.77%
Maryland Economic Development Corp. (Purple Line Light Rail Project) Revenue Bonds, Series A, AMT, 5.000%, due 03/31/24	1,000,000	1,078,990
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,647,780
		2,726,770
Massachusetts—3.96%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A, 5.000%, due 06/15/23	2,500,000	2,787,750
Massachusetts Educational Financing Authority, Series K, AMT, 5.000%, due 07/01/22	2,500,000	2,739,425
Massachusetts State College Building Authority Revenue Refunding, Series B, 5.000%, due 05/01/29	2,500,000	2,753,225
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series B, 5.000%, due 08/15/28	3,000,000	3,322,710
Massachusetts State, Series B, 5.000%, due 08/01/22	2,250,000	2,516,333
		14,119,443

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—2.76%
Detroit Sewer Disposal Revenue Senior Lien, Series A, (AGM Insured), 5.250%, due 07/01/19	$2,500,000	$2,576,175
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series D, 5.000%, due 07/01/26	1,100,000	1,265,638
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,685,311
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A, 5.000%, due 05/01/22	1,485,000	1,633,158
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3, (AGM Insured), 5.000%, due 07/01/30	1,500,000	1,675,200
		9,835,482
Minnesota—0.29%
Minneapolis-St Paul Metropolitan Airports Commission Senior Revenue, Series C, 5.000%, due 01/01/34	900,000	1,040,193
Missouri—3.68%
City of Kansas City, Missouri Airport Revenue, Series A, AMT, 5.000%, due 09/01/23	5,000,000	5,425,600
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A, 5.000%, due 12/01/25	2,300,000	2,652,682
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A, 5.000%, due 11/15/34	2,000,000	2,215,780
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,146,130
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A, 5.000%, due 06/01/27	1,500,000	1,688,355
		13,128,547
Nebraska—1.98%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,236,500
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A, 5.000%, due 01/01/30	2,500,000	2,809,875
		7,046,375
	Face amount	Value
Municipal bonds and notes—(continued)
Nevada—1.00%
Las Vegas Valley Water District, Series B, 5.000%, due 06/01/25	$2,700,000	$2,985,606
Reno Sales Tax Revenue Refunding, First Lien, Series 2018A, 5.000%, due 06/01/33	500,000	577,190
		3,562,796
New Jersey—6.57%
New Jersey Economic Development Authority Revenue Refunding, Series WW, 5.250%, due 06/15/31	2,100,000	2,314,494
Series XX, 5.000%, due 06/15/26	1,600,000	1,773,168
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C, AMT, 5.100%, due 06/01/23	1,000,000	1,051,540
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,705,020
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT, 5.000%, due 12/01/18	1,000,000	1,010,900
Series 1A, AMT, 5.000%, due 12/01/21	2,550,000	2,766,878
Series B, AMT, 5.000%, due 12/01/23	2,000,000	2,223,740
New Jersey Turnpike Authority Revenue, Series E, 5.000%, due 01/01/30	1,350,000	1,586,925
Tobacco Settlement Financing Corp. Tobacco Settlement Revenue Refunding, Series A, 5.000%, due 06/01/34	8,000,000	8,990,480
		23,423,145
New York—11.29%
Metropolitan Transportation Authority New York Dedicated Tax Fund, Subseries B-1, 5.000%, due 11/15/29	2,500,000	2,830,100
Metropolitan Transportation Authority Revenue Refunding, Series D, 5.000%, due 11/15/30	1,500,000	1,726,905
Nassau County New York Industrial Development, Series B, 5.000%, due 10/01/21	4,045,000	4,416,452
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding, Series DD, 5.000%, due 06/15/29	1,500,000	1,713,165
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH, 5.000%, due 06/15/29	2,500,000	2,711,725

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York City Transitional Finance Authority Future Tax Secured Revenue, Series B, 5.000%, due 02/01/23	$1,500,000	$1,616,700
Subseries I, 5.000%, due 05/01/23	2,435,000	2,760,633
New York City, Series E, 5.000%, due 08/01/24	3,065,000	3,448,738
Series H, 5.000%, due 08/01/25	2,990,000	3,402,979
New York State Dorm Authority State Personal Income Tax Revenue General Purpose, Series C, 5.000%, due 03/15/25	2,320,000	2,503,512
New York State Dorm Authority State University Dormitory Facilities, Series A, 5.000%, due 07/01/34	2,500,000	2,882,125
New York State Urban Development Corp. Empire State Development State Personal Income Tax Revenue Bonds, Series E, 5.000%, due 03/15/31	2,000,000	2,237,180
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT, 5.000%, due 07/01/34	1,000,000	1,085,040
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT, 5.000%, due 01/01/22	1,500,000	1,625,025
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT, 5.000%, due 09/01/22	2,400,000	2,662,824
Triborough Bridge & Tunnel Authority Revenue, Subseries 2003B-2, 1 mo. USD LIBOR + 0.350%, 1.752%, due 01/01/33[2]	1,500,000	1,502,700
TSASC, Inc. Tobacco Settlement Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,106,650
		40,232,453
North Carolina—0.88%
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	1,500,000	1,679,070
North Carolina Turnpike Authority Senior Lien, (AGM Insured), 5.000%, due 01/01/26	1,250,000	1,439,250
		3,118,320
Ohio—0.31%
American Municipal Power, Inc., Revenue, Series A, 5.000%, due 02/15/27	1,000,000	1,121,900
	Face amount	Value
Municipal bonds and notes—(continued)
Oregon—0.73%
Oregon State Facilities Authority Revenue Refunding (Legacy Health Project), Series A, 5.000%, due 06/01/32	$2,300,000	$2,606,797
Pennsylvania—4.82%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,072,980
Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue 5.000%, due 06/01/31	1,500,000	1,699,065
Delaware Valley Regional Finance Authority, Pennsylvania Local Government Revenue Bonds, Series B, SIFMA + 0.420%, 1.360%, due 09/01/48[2]	3,500,000	3,500,000
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Turnpike Subordinate Special Revenue 5.000%, due 12/01/33	1,500,000	1,698,135
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B, 5.000%, due 06/01/28	2,000,000	2,259,360
Pennsylvania Turnpike Commission Turnpike Revenue, Series B, 5.000%, due 12/01/32	1,250,000	1,411,613
Philadelphia Airport Revenue, Series B, AMT, 5.000%, due 07/01/32	1,250,000	1,417,037
Philadelphia School District Prerefunded, Series F, 5.000%, due 09/01/30	10,000	11,851
Philadelphia School District Unrefunded, Series F, 5.000%, due 09/01/30	2,640,000	2,969,947
Philadelphia School District, Series A, 5.000%, due 09/01/31	1,000,000	1,140,140
		17,180,128
Rhode Island—1.10%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	3,913,805
South Carolina—0.77%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,743,225
Tennessee—0.95%
Greeneville Tennessee Health & Educational Facilities Board, Hospital Revenue Bonds (Ballad Health Obligation Group), Series A, 5.000%, due 07/01/32	1,500,000	1,636,800

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Municipal bonds and notes—(continued)
Tennessee—(concluded)
Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.250%, due 09/01/26	$1,500,000	$1,737,045
		3,373,845
Texas—14.04%
Arlington City, Texas Special Tax Revenue Senior Lien, (AGM Insured), 5.000%, due 02/15/31	1,500,000	1,698,720
Arlington Independent School District School Building Bond, Series A, (PSF-GTD), 5.000%, due 02/15/25	1,400,000	1,577,366
Series A, (PSF-GTD), 5.000%, due 02/15/26	1,295,000	1,454,285
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, due 01/01/35	1,100,000	1,205,468
Central Texas Turnpike System, Series C, 5.000%, due 08/15/31	2,000,000	2,190,400
City of Brownsville, Texas Utilities System Revenue, Series A, 5.000%, due 09/01/28	2,225,000	2,471,975
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools, (PSF-GTD), 5.000%, due 08/15/28	1,100,000	1,243,968
Cypress-Fairbanks Independent School District, (PSF-GTD), 5.000%, due 02/15/25	2,500,000	2,802,900
Dickinson Independent School District, (PSF-GTD), 5.000%, due 02/15/30	2,500,000	2,844,800
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,139,300
El Paso Texas 5.000%, due 08/15/34	2,000,000	2,286,800
Grand Parkway Transportation Corporation Bond Anticipation Notes Revenue 5.000%, due 02/01/23	500,000	553,755
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,285,620
Harris County Toll Road Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 08/15/29	2,025,000	2,397,418
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 11/15/29	1,000,000	1,123,510
Houston Airport System Revenue Refunding, Series B, 5.000%, due 07/01/29	2,000,000	2,391,960
Houston Utility System Revenue First Lien, Series D, 5.000%, due 11/15/29	2,000,000	2,183,840
	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Love Field Airport Modernization Corp. General Airport Revenue, AMT, 5.000%, due 11/01/35	$1,700,000	$1,887,170
North Texas Tollway Authority Revenue Refunding, Series A, 5.000%, due 01/01/31	2,750,000	3,097,710
5.000%, due 01/01/34	2,775,000	3,096,567
Socorro Independent School District Refunding, Series A, (PSF-GTD), 5.000%, due 08/15/28	3,885,000	4,487,214
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B, 5.000%, due 11/15/32	1,000,000	1,138,650
University of Houston Revenue Refunding, Series C, 5.000%, due 02/15/29	2,000,000	2,313,220
West Travis County Public Utility Agency Revenue, (BAM Insured), 5.000%, due 08/15/30	1,000,000	1,161,560
		50,034,176
Virginia—2.11%
City of Richmond, Virginia Public Utility Revenue 5.000%, due 01/15/26	2,030,000	2,394,263
Virginia College Building Authority Virginia Educational Facilities Revenue Bonds, (21st Century College), Series C, 5.000%, due 02/01/31	2,825,000	3,301,380
Virginia Small Business Financing Authority Senior Lien Revenue Bonds, (95 Express Lanes LLLC Project), AMT, 5.000%, due 07/01/34	1,700,000	1,804,397
		7,500,040
Washington—4.02%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1, 5.000%, due 11/01/26	1,000,000	1,190,160
Energy Northwest Project 1 Electric Revenue Refunding, Series A, 5.000%, due 07/01/26	1,000,000	1,107,210
Energy Northwest Revenue Refunding, Series A, 5.000%, due 07/01/32	3,000,000	3,559,260
Port of Seattle Revenue Refunding, AMT, 5.500%, due 12/01/22	500,000	548,780
Port of Seattle Revenue, Series C, AMT, 5.000%, due 04/01/32	1,955,000	2,166,511
Washington State, Series A-1, 5.000%, due 08/01/31	5,000,000	5,745,950
		14,317,871

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
Municipal bonds and notes—(concluded)
Wisconsin—2.93%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	$1,500,000	$1,676,145
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,110,600
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A, 5.125%, due 04/15/31	3,000,000	3,246,060
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A, 5.000%, due 12/01/26	1,175,000	1,337,326
WPPI Energy Power Supply Revenue, Series A, 5.000%, due 07/01/32	2,760,000	3,069,037
		10,439,168
Total municipal bonds and notes (cost—$350,304,697)		353,834,521
	Number of shares	Value
Short-term investment—0.16%
Investment companies—0.16%
State Street Institutional U.S. Government Money Market Fund (cost—$564,632)	564,632	$564,632
Total investments (cost—$350,869,329)—99.48%		354,399,153
Other assets in excess of liabilities—0.52%		1,852,448
Net assets—100.00%		$356,251,601

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$353,834,521	$—	$353,834,521
Short-term investment	—	564,632	—	564,632
Total	$—	$354,399,153	$—	$354,399,153

At July 31, 2018 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned -1.50% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate ex-US Index (the "benchmark") returned -0.48%, the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned 1.40%, the Lipper Global Income Funds median returned -0.38%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 114. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Overweight allocations to investment grade and European high yield corporate bonds were the main detractors from results. Conversely, short positioning in US duration and long positioning in peripheral Europe versus Germany were the main contributors to performance.

The Portfolio's overweight to investment grade corporate bonds detracted from performance, especially in the first half of 2018. This was driven by weak technicals caused by an increase in merger and acquisition (M&A) related supply in the market. This, combined with slightly deteriorating fundamentals, such as increased leverage at the aggregate level, was detrimental to the sector's performance. We moved from an overweight in investment grade corporate bonds to an almost neutral position relative to benchmark towards the end of the period, as we became more cautious on the direction of spreads over the near-term. The Portfolio's overweight to European high yield corporate bonds also detracted from results during the first half of 2018, as political risks in Europe weighed on investor sentiment. This overshadowed very strong fundamentals, as there have been no defaults this year and leverage levels are encouraging.

The Portfolio's long-term strategic short positioning in US duration in the two-year to 10-year part of the curve contributed to performance for most of the period. US growth remained healthy and the Federal Reserve Board's preferred measure of inflation reached its target for the first time since early 2011. The US economy is still on a particularly steady path, with the initial estimate for second quarter 2018 gross domestic product growth of 4.1%. Meanwhile, retail sales grew 6.6% in June 2018 versus the previous year and the Purchasing Managers Indexes held steady in July. The Portfolio's positioning in periphery Europe, mainly via long positions in Spain (10 year and 30 year) and Portugal (10 year) compared to Germany also contributed to performance. Yield/spread tightening in Spain and Portugal relative to Germany occurred on the back of strong fundamentals and healthy technicals. There were also rating upgrades for Spain earlier this year that opened the door for new investors. We remain positive on Spanish government bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. (d/b/a J.P. Morgan Asset Management) ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

J.P. Morgan: Iain Stealey, CFA and Linda Raggi, CFA since January 2017

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments

where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments (unaudited) – concluded

We utilized derivatives over the period for efficient portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forwards contracts. This allows us to implement our strategy as well as to hedge or take currency risk. We used interest rate futures to take a short position in US duration via Eurodollar futures contracts. Overall, the use of derivatives was beneficial to our portfolio management process.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.72)%	0.87%	1.54%
Class C2	(2.18)	0.37	1.05
Class Y3	(1.51)	1.04	1.76
Class P4	(1.50)	1.05	1.75
After deducting maximum sales charge
Class A1	(5.39)	0.11	1.15
Class C2	(2.90)	0.37	1.05
Bloomberg Barclays Global Aggregate Index[5]	(0.48)	1.21	2.55
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[6]	1.40	2.20	3.07
Lipper Global Income Funds median	(0.38)	1.69	3.22

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.03%	1.08%	1.59%
Class C2	(0.45)	0.61	1.10
Class Y3	0.14	1.27	1.80
Class P4	0.25	1.29	1.80
After deducting maximum sales charge
Class A1	(3.68)	0.31	1.20
Class C2	(1.19)	0.61	1.10

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.29% and 1.06%; Class C—1.77% and 1.54%; Class Y—1.13% and 0.90%; and Class P—1.11% and 0.87%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.03%; Class C—1.51%; Class Y—0.87%; and Class P—0.84%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Fixed Income Investments Class P shares versus the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Global Fixed Income Investments

PACE Global Fixed Income Investments

Portfolio statistics—July 31, 2018 (unaudited)

Characteristics
Weighted average duration	6.46 yrs.
Weighted average maturity	11.84 yrs.
Average coupon	2.97%
Top ten holdings[1]	Percentage of net assets
Japan Government Five Year Bond, 0.100% due 09/20/21	4.7%
FHLMC TBA, 4.000%	3.3
Japan Government Twenty Year Bond, 2.200% due 09/20/26	3.1
Japan Government Two Year Bond, 0.100% due 09/15/19	2.9
US Treasury Note, 1.375%, due 12/15/19	2.4
FNMA TBA, 3.500%	2.1
Italy Buoni Poliennali Del Tesoro, 2.000% due 02/01/28	1.5
US Treasury Inflation Index Note (TIPS), 0.125% due 04/15/19	1.5
FNMA TBA, 4.500%	1.4
Korea Treasury Bond, 3.000% due 09/10/24	1.4
Total	24.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	41.8%
Japan	16.5
United Kingdom	7.4
Italy	5.3
Netherlands	5.1
Total	76.1%
Investments by type of issuer[1]	Percentage of total investments
Government and other public issuers	59.0%
Industrial	20.0
Banks and other financial institutions	19.0
Investment companies	11.7
Cash equivalents and other assets less liabilities	(9.7)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Government debt securities—48.59%
Argentina—0.09%
Argentine Republic Government International Bond 3.875%, due 01/15/22[1]	EUR	200,000	$224,132
6.875%, due 01/11/48	USD	187,000	146,423
			370,555
Australia—2.07%
Australia Government Bond 3.000%, due 03/21/47[1]	AUD	3,900,000	2,829,077
4.250%, due 04/21/26[1]	AUD	4,050,000	3,364,297
5.750%, due 07/15/22[1]	AUD	2,600,000	2,191,307
			8,384,681
Austria—0.67%
Republic of Austria Government Bond 1.200%, due 10/20/25[1,2]	EUR	2,200,000	2,737,883
Belgium—0.97%
Kingdom of Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	1,250,000	1,734,175
5.000%, due 03/28/35[1,2]	EUR	1,200,000	2,204,608
			3,938,783
Canada—2.08%
Canadian Government Bond 1.750%, due 03/01/23	CAD	3,500,000	2,633,643
5.000%, due 06/01/37	CAD	650,000	696,559
5.750%, due 06/01/33	CAD	910,000	991,427
Province of Ontario Canada 2.400%, due 06/02/26	CAD	4,050,000	3,002,078
Province of Quebec Canada 5.000%, due 12/01/41	CAD	1,100,000	1,104,964
			8,428,671
Colombia—0.05%
Colombia Government International Bond 5.000%, due 06/15/45	USD	216,000	214,920
Denmark—0.43%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,742,311
Egypt—0.13%
Egypt Government International Bond 4.750%, due 04/16/26[2]	EUR	230,000	263,476
5.625%, due 04/16/30[2]	EUR	220,000	247,606
			511,082
France—0.16%
French Republic Government Bond OAT 4.000%, due 04/25/55[1]	EUR	350,000	669,406
Germany—1.30%
Bundesrepublik Deutschland Bundesanleihe 4.750%, due 07/04/34[1]	EUR	2,800,000	5,257,298
	Face amount		Value
Government debt securities—(continued)
Hungary—1.10%
Hungary Government Bond 0.500%, due 04/21/21	HUF	238,120,000	$843,565
1.750%, due 10/26/22	HUF	297,010,000	1,068,000
7.500%, due 11/12/20	HUF	455,000,000	1,890,800
Hungary Government International Bond 5.375%, due 03/25/24	USD	600,000	644,760
			4,447,125
Indonesia—0.73%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	1,950,000	1,897,272
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	16,042,000,000	1,049,728
			2,947,000
Ireland—0.30%
Ireland Government Bond 1.000%, due 05/15/26[1]	EUR	1,030,000	1,239,573
Italy—3.82%
Italy Buoni Poliennali Del Tesoro 2.000%, due 02/01/28	EUR	5,550,000	6,102,088
2.050%, due 08/01/27	EUR	1,440,000	1,600,193
4.750%, due 09/01/21	EUR	3,700,000	4,774,631
5.000%, due 09/01/40[1]	EUR	2,100,000	3,021,143
			15,498,055
Japan—16.37%
Japan Government Five Year Bond 0.100%, due 09/20/21	JPY	2,137,300,000	19,243,824
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	405,100,000	5,093,213
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	183,450,000	2,037,548
2.300%, due 12/20/36	JPY	386,850,000	4,566,432
2.300%, due 03/20/39	JPY	162,900,000	1,946,467
Japan Government Twenty Year Bond 0.700%, due 03/20/37	JPY	463,100,000	4,292,170
2.100%, due 09/20/29	JPY	435,600,000	4,743,118
2.200%, due 09/20/26	JPY	1,195,150,000	12,605,217
Japan Government Two Year Bond 0.100%, due 09/15/19	JPY	1,319,850,000	11,833,146
			66,361,135
Luxembourg—0.94%
European Financial Stability Facility 0.400%, due 05/31/26[1]	EUR	3,290,000	3,804,135
Malaysia—0.25%
Malaysia Government Bond 4.160%, due 07/15/21	MYR	4,100,000	1,023,852
Mexico—0.63%
Mexican Bonos 5.750%, due 03/05/26	MXN	28,950,000	1,373,800

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Government debt securities—(continued)
Mexico—(concluded)
Mexico Government International Bond 4.125%, due 01/21/26[3]	USD	1,180,000	$1,171,740
			2,545,540
Netherlands—0.62%
Netherlands Government Bond 1.750%, due 07/15/23[1,2]	EUR	850,000	1,087,335
4.000%, due 01/15/37[1,2]	EUR	800,000	1,437,291
			2,524,626
New Zealand—0.03%
New Zealand Government Bond 2.750%, due 04/15/37[1]	NZD	181,000	116,636
Oman—0.28%
Oman Government International Bond 4.750%, due 06/15/26[1]	USD	1,200,000	1,133,978
Poland—1.11%
Republic of Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,197,454
Republic of Poland Government International Bond 1.500%, due 09/09/25[1]	EUR	500,000	609,144
3.000%, due 03/17/23	USD	2,750,000	2,701,462
			4,508,060
Portugal—1.19%
Portugal Government International Bond 5.125%, due 10/15/24[1]	USD	1,000,000	1,042,664
Portugal Obrigacoes do Tesouro OT 2.250%, due 04/18/34[1,2]	EUR	250,000	291,177
4.125%, due 04/14/27[1,2]	EUR	2,490,000	3,506,549
			4,840,390
Qatar—0.39%
Qatar Government International Bond 2.375%, due 06/02/21[1]	USD	900,000	874,125
5.103%, due 04/23/48[2]	USD	680,000	694,470
			1,568,595
Russia—0.11%
Russian Federal Bond—OFZ 8.150%, due 02/03/27	RUB	26,050,000	431,945
Saudi Arabia—0.07%
Saudi Government International Bond 4.500%, due 10/26/46[1]	USD	300,000	282,750
Slovenia—0.14%
Slovenia Government International Bond 5.250%, due 02/18/24[1]	USD	510,000	553,393
	Face amount		Value
Government debt securities—(concluded)
South Korea—1.67%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	$5,486,930
5.750%, due 09/10/18	KRW	1,426,460,000	1,280,921
			6,767,851
Spain—2.88%
Spain Government Bond 1.400%, due 01/31/20	EUR	1,700,000	2,041,309
1.500%, due 04/30/27[1,2]	EUR	1,800,000	2,155,396
2.700%, due 10/31/48[1,2]	EUR	3,468,000	4,236,578
4.900%, due 07/30/40[1,2]	EUR	1,100,000	1,896,787
5.850%, due 01/31/22[1,2]	EUR	950,000	1,338,831
			11,668,901
Sri Lanka—0.08%
Sri Lanka Government International Bond 5.750%, due 04/18/23[2]	USD	340,000	335,987
Supranationals—0.07%
European Union 3.375%, due 04/04/32[1]	EUR	200,000	302,741
Sweden—0.37%
Sweden Government Bond 3.500%, due 06/01/22	SEK	11,625,000	1,510,399
United Arab Emirates—0.49%
Abu Dhabi Government International Bond 3.125%, due 10/11/27[2]	USD	2,100,000	1,977,654
United Kingdom—2.53%
United Kingdom Gilt 1.750%, due 09/07/22[1]	GBP	550,000	745,230
3.250%, due 01/22/44[1]	GBP	2,730,000	4,641,906
3.750%, due 09/07/21[1]	GBP	1,200,000	1,715,032
4.250%, due 12/07/55[1]	GBP	1,400,000	3,146,898
			10,249,066
United States—4.47%
US Treasury Bond 3.000%, due 02/15/47	USD	2,561,900	2,523,472
US Treasury Inflation Index Note (TIPS) 0.125%, due 04/15/19	USD	6,140,706	6,085,216
US Treasury Note 1.375%, due 12/15/19	USD	9,670,000	9,513,240
			18,121,928
Total government debt securities (cost—$198,085,193)			197,016,905
Corporate debt securities—38.60%
Australia—0.73%
BHP Billiton Finance Ltd.
(fixed, converts to FRN on 10/22/22), 6.500%, due 10/22/77[1]	GBP	280,000	417,877
Westpac Banking Corp. 2.100%, due 02/25/21[1]	USD	2,600,000	2,529,498
			2,947,375

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Corporate debt securities—(continued)
Canada—2.19%
Bausch Health Cos., Inc. 5.875%, due 05/15/23[2,3]	USD	50,000	$48,025
7.000%, due 03/15/24[2]	USD	250,000	265,062
Canadian Imperial Bank of Commerce 2.350%, due 07/27/22[1]	USD	1,100,000	1,060,955
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	USD	80,000	79,383
Cenovus Energy, Inc. 4.250%, due 04/15/27	USD	210,000	203,980
5.200%, due 09/15/43	USD	137,000	133,377
6.750%, due 11/15/39	USD	221,000	253,877
Fortis, Inc. 3.055%, due 10/04/26	USD	655,000	600,153
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	825,752
MEG Energy Corp. 6.500%, due 01/15/25[2,3]	USD	150,000	147,563
National Bank of Canada 0.500%, due 01/26/22[1]	EUR	2,000,000	2,370,670
Precision Drilling Corp. 7.750%, due 12/15/23[3]	USD	175,000	185,062
The Toronto-Dominion Bank 0.250%, due 04/27/22[1]	EUR	1,600,000	1,877,856
TransCanada PipeLines Ltd. 4.250%, due 05/15/28	USD	685,000	691,703
Videotron Ltd. 5.375%, due 06/15/24[2]	USD	145,000	149,713
			8,893,131
Cayman Islands—0.15%
Shimao Property Holdings Ltd. 4.750%, due 07/03/22[1]	USD	420,000	400,191
UPCB Finance IV Ltd. 5.375%, due 01/15/25[2]	USD	200,000	194,500
			594,691
France—3.20%
Air Liquide Finance SA 2.250%, due 09/27/23[2,3]	USD	410,000	383,787
Altice France SA 5.625%, due 05/15/24[1]	EUR	200,000	242,490
Cie de Saint-Gobain 5.625%, due 11/15/24[1]	GBP	100,000	156,259
Credit Agricole Home Loan SFH SA 0.625%, due 09/11/23[1]	EUR	2,700,000	3,210,953
Credit Agricole SA 3.750%, due 04/24/23[2]	USD	650,000	640,422
Dexia Credit Local SA 1.250%, due 11/26/24[1]	EUR	1,700,000	2,076,310
Elis SA 1.875%, due 02/15/23[1]	EUR	200,000	235,039
Engie SA 2.875%, due 10/10/22[1]	USD	2,369,000	2,309,967
Europcar Mobility Group 4.125%, due 11/15/24[1]	EUR	200,000	231,078
5.750%, due 06/15/22[1]	EUR	100,000	120,193
	Face amount		Value
Corporate debt securities—(continued)
France—(concluded)
Faurecia SA 2.625%, due 06/15/25[1]	EUR	300,000	$359,196
La Financiere Atalian SASU 4.000%, due 05/15/24[1]	EUR	250,000	282,208
Orano SA 4.875%, due 09/23/24	EUR	200,000	248,838
Rexel SA 2.125%, due 06/15/25[1]	EUR	175,000	198,186
Societe Generale SA 5.200%, due 04/15/21[1]	USD	800,000	832,426
SPIE SA 3.125%, due 03/22/24[1]	EUR	300,000	351,640
Total Capital SA 5.125%, due 03/26/24[1]	EUR	550,000	809,368
Vallourec SA 6.625%, due 10/15/22[1]	EUR	250,000	302,333
			12,990,693
Germany—0.41%
CTC BondCo GmbH 5.250%, due 12/15/25[1]	EUR	350,000	401,146
IHO Verwaltungs GmbH 4.000% PIK, 3.250%, due 09/15/23[1,4]	EUR	150,000	178,736
Nidda BondCo GmbH 5.000%, due 09/30/25[1]	EUR	200,000	221,885
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[1]	EUR	250,000	285,441
Tele Columbus AG 3.875%, due 05/02/25[2]	EUR	200,000	224,843
Unitymedia GmbH 3.750%, due 01/15/27[1]	EUR	300,000	368,345
			1,680,396
Hong Kong—0.10%
Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.375%, due 09/21/22[1]	USD	500,000	419,957
Indonesia—0.41%
Pertamina Persero PT 4.300%, due 05/20/23[1]	USD	1,650,000	1,645,557
Ireland—0.48%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.650%, due 07/21/27	USD	375,000	345,926
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.750%, due 03/15/24[1]	EUR	300,000	352,802
7.250%, due 05/15/24[2,3]	USD	225,000	234,563
GE Capital International Funding Co., Unlimited Co. 3.373%, due 11/15/25	USD	410,000	393,641
Shire Acquisitions Investments Ireland DAC 2.875%, due 09/23/23	USD	670,000	632,914
			1,959,846

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Corporate debt securities—(continued)
Italy—1.45%
Autostrade per l'Italia SpA 1.750%, due 06/26/26[1]	EUR	500,000	$585,023
6.250%, due 06/09/22	GBP	1,000,000	1,517,921
Eni SpA 1.125%, due 09/19/28[1]	EUR	900,000	981,559
EVOCA SpA 7.000%, due 10/15/23[1]	EUR	125,000	154,629
Intesa Sanpaolo SpA 3.875%, due 07/14/27[2]	USD	440,000	384,319
Leonardo SpA 4.875%, due 03/24/25	EUR	300,000	403,764
Telecom Italia SpA 3.000%, due 09/30/25[1]	EUR	450,000	535,511
Wind Tre SpA 2.625%, due 01/20/23[1]	EUR	100,000	110,942
3.125%, due 01/20/25[1]	EUR	900,000	983,461
5.000%, due 01/20/26[2]	USD	250,000	224,525
			5,881,654
Japan—0.14%
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	571,312
Jersey—0.21%
Heathrow Funding Ltd. 6.750%, due 12/03/26[1]	GBP	500,000	857,588
Luxembourg—0.92%
Altice Finco SA 4.750%, due 01/15/28[1]	EUR	300,000	304,603
Altice Luxembourg SA 6.250%, due 02/15/25[1]	EUR	250,000	283,933
7.750%, due 05/15/22[2]	USD	150,000	149,250
Dana Financing Luxembourg Sarl 6.500%, due 06/01/26[2,3]	USD	235,000	237,938
eDreams ODIGEO SA 8.500%, due 08/01/21[1]	EUR	195,402	237,684
Fiat Chrysler Finance Europe SA 4.750%, due 07/15/22[1]	EUR	350,000	457,717
INEOS Group Holdings SA 5.375%, due 08/01/24[1]	EUR	200,000	246,148
Intelsat Jackson Holdings SA 8.000%, due 02/15/24[2,3]	USD	200,000	210,250
Matterhorn Telecom Holding SA 4.875%, due 05/01/23[1]	EUR	200,000	236,560
Picard Bondco SA 5.500%, due 11/30/24[1]	EUR	200,000	224,890
SES SA
(fixed, converts to FRN on 01/02/22), 4.625%, due 01/02/22[1,5]	EUR	300,000	372,818
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[1]	EUR	300,000	364,865
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[1]	EUR	324,000	402,071
			3,728,727
	Face amount		Value
Corporate debt securities—(continued)
Mexico—0.28%
Petroleos Mexicanos 4.250%, due 01/15/25	USD	510,000	$475,575
6.750%, due 09/21/47	USD	700,000	645,750
			1,121,325
Netherlands—4.44%
ABN AMRO Bank N.V. 2.375%, due 01/23/24[1]	EUR	1,800,000	2,339,087
(fixed, converts to FRN on 06/30/20), 2.875%, due 06/30/25[1]	EUR	1,400,000	1,706,421
6.375%, due 04/27/21[1]	EUR	1,950,000	2,647,343
Airbus Finance BV 2.125%, due 10/29/29[1]	EUR	400,000	502,144
EDP Finance BV 1.125%, due 02/12/24[1]	EUR	800,000	935,507
2.000%, due 04/22/25[1]	EUR	910,000	1,100,664
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	264,000	320,139
5.750%, due 09/14/40[1]	GBP	250,000	416,593
Iberdrola International BV 0.375%, due 09/15/25[1]	EUR	500,000	558,771
ING Bank N.V. 3.375%, due 01/10/22[1]	EUR	3,200,000	4,179,975
ING Groep N.V.
(fixed, converts to FRN on 04/11/23), 3.000%, due 04/11/28	EUR	1,600,000	1,988,325
Nyrstar Netherlands Holdings BV 6.875%, due 03/15/24[1]	EUR	225,000	210,483
Telefonica Europe BV
(fixed, converts to FRN on 03/31/24), 5.875%, due 03/31/24[1,5]	EUR	400,000	520,945
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[1]	EUR	350,000	362,162
Ziggo Bond Finance BV 4.625%, due 01/15/25[1]	EUR	200,000	232,408
			18,020,967
New Zealand—0.85%
ANZ New Zealand Int'l Ltd. 0.625%, due 01/27/22[1]	EUR	2,900,000	3,447,346
Portugal—0.24%
Brisa Concessao Rodoviaria SA 2.375%, due 05/10/27[1]	EUR	800,000	968,912
Spain—1.16%
Bankinter S.A.
3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[1,6]	EUR	1,419,149	1,647,940
Cellnex Telecom S.A. 2.375%, due 01/16/24[1]	EUR	100,000	118,478
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2
3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[1,6]	EUR	1,104,785	1,272,891

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Corporate debt securities—(continued)
Spain—(concluded)
Grifols SA 3.200%, due 05/01/25[1]	EUR	200,000	$233,589
PITCH1 5.125%, due 07/20/22	EUR	800,000	1,109,460
Telefonica Emisiones SAU 5.213%, due 03/08/47	USD	300,000	304,185
			4,686,543
Supranationals—0.92%
European Investment Bank 0.875%, due 09/13/24[1]	EUR	2,600,000	3,150,186
European Stability Mechanism 1.125%, due 05/03/32[1]	EUR	500,000	585,799
			3,735,985
Sweden—0.11%
Verisure Holding AB 6.000%, due 11/01/22[1]	EUR	180,000	219,073
Verisure Midholding AB 5.750%, due 12/01/23[1]	EUR	200,000	230,900
			449,973
Switzerland—0.47%
Credit Suisse Group AG
(fixed, converts to FRN on 09/12/24), 2.125%, due 09/12/25[1]	GBP	600,000	754,165
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[2]	USD	1,150,000	1,153,435
			1,907,600
United Kingdom—4.88%
Barclays PLC
(fixed, converts to FRN on 11/11/20), 2.625%, due 11/11/25[1]	EUR	1,500,000	1,781,289
3.250%, due 02/12/27[1]	GBP	650,000	842,433
BP Capital Markets PLC 3.119%, due 05/04/26	USD	690,000	661,806
Centrica PLC 4.375%, due 03/13/29[1]	GBP	200,000	296,372
Gracechurch Card Funding PLC
1 mo. USD LIBOR + 0.400%, 2.486%, due 07/15/22[2,6]	USD	1,370,000	1,368,100
Holmes Master Issuer PLC
3 mo. USD LIBOR + 0.360%, 2.699%, due 10/15/54[2,6]	USD	780,000	779,247
HSBC Holdings PLC
(fixed, converts to FRN on 11/22/22), 3.033%, due 11/22/23	USD	1,200,000	1,157,570
3 mo. USD LIBOR + 1.000%, 3.326%, due 05/18/24[6]	USD	684,000	684,808
(fixed, converts to FRN on 03/13/27), 4.041%, due 03/13/28	USD	385,000	378,247
Iceland Bondco PLC 4.625%, due 03/15/25[1]	GBP	200,000	241,509
International Game Technology PLC 4.750%, due 02/15/23[1]	EUR	150,000	190,094
	Face amount		Value
Corporate debt securities—(continued)
United Kingdom—(concluded)
Lanark Master Issuer PLC
3 mo. USD LIBOR + 0.420%, 2.749%, due 12/22/69[2,6]	USD	1,029,300	$1,026,543
Nationwide Building Society 0.750%, due 10/26/22[1]	EUR	1,700,000	2,032,338
3.900%, due 07/21/25[2]	USD	1,380,000	1,371,778
Permanent Master Issuer PLC
3 mo. USD LIBOR + 0.380%, 2.747%, due 07/15/58[2,6]	USD	1,134,000	1,130,869
Royal Bank of Scotland Group PLC
(fixed, converts to FRN on 05/15/22), 3.498%, due 05/15/23	USD	985,000	960,224
Santander UK Group Holdings PLC 3.125%, due 01/08/21	USD	1,300,000	1,283,209
Sensata Technologies UK Financing
Co. PLC 6.250%, due 02/15/26[2]	USD	300,000	314,625
Silverstone Master Issuer PLC
3 mo. USD LIBOR + 0.390%, 2.725%, due 01/21/70[2,6]	USD	1,300,000	1,292,875
Sky PLC GMTN 2.250%, due 11/17/25[1]	EUR	510,000	636,268
Synlab Unsecured Bondco PLC 8.250%, due 07/01/23[1]	EUR	200,000	248,010
Tesco Corporate Treasury Services PLC 2.500%, due 07/01/24[1]	EUR	520,000	643,036
Vodafone Group PLC 4.125%, due 05/30/25	USD	425,000	425,153
4.375%, due 05/30/28[3]	USD	20,000	20,033
			19,766,436
United States—14.86%
AbbVie, Inc. 4.450%, due 05/14/46	USD	135,000	128,423
Altria Group, Inc. 4.250%, due 08/09/42	USD	400,000	378,671
AMC Networks, Inc. 5.000%, due 04/01/24	USD	125,000	123,281
American Airlines Pass-Through Trust, Series 2016-2, Class AA 3.200%, due 06/15/28	USD	691,500	652,313
American Axle & Manufacturing, Inc. 6.250%, due 04/01/25[3]	USD	210,000	204,225
American International Group, Inc. 4.875%, due 06/01/22	USD	884,000	924,531
American Tower Corp. 3.375%, due 10/15/26	USD	710,000	661,963
American Woodmark Corp. 4.875%, due 03/15/26[2]	USD	175,000	166,688
Amkor Technology, Inc. 6.375%, due 10/01/22	USD	225,000	229,500
Anheuser-Busch InBev Finance, Inc. 3.650%, due 02/01/26	USD	1,215,000	1,193,915
4.700%, due 02/01/36	USD	340,000	349,202

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
AT&T, Inc. 4.300%, due 12/15/42	USD	355,000	$308,735
4.500%, due 03/09/48	USD	220,000	193,545
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 6.375%, due 04/01/24[2,3]	USD	125,000	123,750
Baker Hughes LLC 3.337%, due 12/15/27	USD	360,000	339,827
Bank of America Corp.
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	887,898
Bank of America Corp. MTN
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28	USD	1,340,000	1,305,262
Bank of America NA 2.050%, due 12/07/18[3]	USD	500,000	499,510
BAT Capital Corp. 3.557%, due 08/15/27[2]	USD	970,000	912,704
4.390%, due 08/15/37[2]	USD	345,000	329,757
Becton Dickinson and Co. 3.734%, due 12/15/24	USD	890,000	872,627
Boyd Gaming Corp. 6.375%, due 04/01/26	USD	100,000	102,250
Buckeye Partners LP 5.850%, due 11/15/43	USD	185,000	173,654
Burlington Northern Santa Fe LLC 4.150%, due 12/15/48	USD	340,000	343,643
Capital One Financial Corp. 3.750%, due 07/28/26	USD	670,000	630,169
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[2]	USD	125,000	119,375
5.500%, due 05/01/26[2]	USD	175,000	171,938
5.750%, due 02/15/26[2]	USD	300,000	298,290
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484%, due 10/23/45	USD	320,000	348,225
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, due 04/14/50	USD	807,500	802,557
Citigroup, Inc.
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	USD	4,225,000	4,084,647
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	337,993
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, due 11/15/22	USD	300,000	306,000
Comcast Corp. 2.350%, due 01/15/27	USD	510,000	451,694
3.900%, due 03/01/38	USD	395,000	368,088
CommScope Technologies LLC 6.000%, due 06/15/25[2]	USD	150,000	154,500
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	77,857
	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]	USD	125,000	$122,813
Coty, Inc. 4.750%, due 04/15/26[1]	EUR	150,000	172,859
Cox Communications, Inc. 3.500%, due 08/15/27[2]	USD	510,000	478,449
CSC Holdings LLC 6.625%, due 10/15/25[2]	USD	200,000	206,500
CVS Health Corp. 4.300%, due 03/25/28	USD	640,000	637,577
Dell International LLC/EMC Corp. 6.020%, due 06/15/26[2,3]	USD	640,000	675,775
DISH DBS Corp. 5.875%, due 11/15/24	USD	400,000	333,500
Energizer Holdings, Inc. 5.500%, due 06/15/25[2,3]	USD	105,000	103,425
Enterprise Products Operating LLC 4.900%, due 05/15/46	USD	320,000	329,847
Equinix, Inc. 2.875%, due 03/15/24	EUR	325,000	379,962
5.875%, due 01/15/26	USD	100,000	103,375
Exelon Corp. 5.150%, due 12/01/20	USD	1,300,000	1,339,270
Exelon Generation Co. LLC 3.400%, due 03/15/22	USD	725,000	720,367
First Data Corp. 5.750%, due 01/15/24[2,3]	USD	200,000	204,500
FirstEnergy Corp. Series B 3.900%, due 07/15/27	USD	255,000	248,604
General Electric Co. 2.125%, due 05/17/37	EUR	240,000	261,327
4.500%, due 03/11/44	USD	180,000	176,878
General Motors Co. 5.150%, due 04/01/38	USD	460,000	442,046
GRACE 2014-GRCE Mortgage Trust, Class A, 3.369%, due 06/10/28[2]	USD	2,550,000	2,555,411
Harris Corp. 4.400%, due 06/15/28	USD	300,000	303,882
HCA, Inc. 5.375%, due 02/01/25[3]	USD	545,000	551,812
Huntsman International LLC 4.250%, due 04/01/25	EUR	300,000	401,938
Infor US, Inc. 6.500%, due 05/15/22	USD	200,000	202,500
IQVIA, Inc. 3.250%, due 03/15/25[1]	EUR	400,000	468,839
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[2,3]	USD	200,000	206,500
John Deere Capital Corp. 3.050%, due 01/06/28	USD	645,000	611,313
Keurig Dr Pepper, Inc. 4.057%, due 05/25/23[2]	USD	660,000	664,604
4.417%, due 05/25/25[2,3]	USD	530,000	538,915

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
Kraft Heinz Foods Co. 3.500%, due 07/15/22	USD	1,560,000	$1,552,060
Kronos International, Inc. 3.750%, due 09/15/25[1]	EUR	300,000	344,673
Level 3 Financing, Inc. 5.375%, due 05/01/25	USD	150,000	146,250
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	319,862
MetLife, Inc. 3.600%, due 11/13/25	USD	670,000	659,755
MGM Resorts International 4.625%, due 09/01/26[3]	USD	325,000	305,500
Morgan Stanley 1.875%, due 04/27/27	EUR	1,020,000	1,209,884
(fixed, converts to FRN on 04/24/23), 3.737%, due 04/24/24	USD	990,000	983,506
MPLX LP 4.500%, due 04/15/38	USD	375,000	356,433
New England Power Co. 3.800%, due 12/05/47[2]	USD	170,000	159,680
Norfolk Southern Corp. 3.942%, due 11/01/47	USD	305,000	289,884
4.150%, due 02/28/48	USD	120,000	118,410
Oasis Petroleum, Inc. 6.875%, due 01/15/23	USD	110,000	112,475
OBP Depositor LLC Trust, Series 2010-OBP, Class A, 4.646%, due 07/15/45[2]	USD	1,348,000	1,379,090
Oracle Corp. 2.650%, due 07/15/26	USD	115,000	107,523
4.125%, due 05/15/45	USD	420,000	417,280
Owens Corning 4.300%, due 07/15/47	USD	240,000	196,950
PetSmart, Inc. 7.125%, due 03/15/23[2]	USD	125,000	84,375
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	690,000	653,913
PNC Bank NA 3.800%, due 07/25/23	USD	640,000	641,943
Post Holdings, Inc. 5.500%, due 03/01/25[2]	USD	150,000	147,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.750%, due 10/15/20	USD	121,138	121,357
Rockwell Collins, Inc. 3.500%, due 03/15/27	USD	640,000	613,478
Sempra Energy 3.550%, due 06/15/24	USD	550,000	536,518
4.000%, due 02/01/48	USD	165,000	149,655
Sierra Pacific Power Co. 2.600%, due 05/01/26	USD	325,000	299,299
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	300,000	358,698
Sirius XM Radio, Inc. 6.000%, due 07/15/24[2]	USD	250,000	258,438
	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
Southern California Edison Co., Series B, 3.650%, due 03/01/28	USD	610,000	$597,698
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	50,469
Sprint Corp. 7.625%, due 02/15/25	USD	200,000	209,560
7.875%, due 09/15/23	USD	250,000	266,563
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	341,100
Synchrony Financial 3.950%, due 12/01/27	USD	407,000	370,910
T-Mobile USA, Inc. 6.500%, due 01/15/26	USD	395,000	414,256
Tempur Sealy International, Inc. 5.625%, due 10/15/23	USD	185,000	182,225
Tenet Healthcare Corp. 4.625%, due 07/15/24[3]	USD	100,000	96,875
7.500%, due 01/01/22[2]	USD	80,000	83,800
8.125%, due 04/01/22	USD	100,000	106,500
The Cleveland Electric Illuminating Co. 3.500%, due 04/01/28[2]	USD	420,000	399,082
The Geo Group, Inc. 5.875%, due 10/15/24	USD	210,000	204,750
The Goldman Sachs Group, Inc. 1.625%, due 07/27/26[1]	EUR	600,000	697,797
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23[3]	USD	185,000	179,002
3.850%, due 01/26/27	USD	850,000	824,073
5.150%, due 05/22/45	USD	310,000	321,527
The Hertz Corp. 6.250%, due 10/15/22	USD	250,000	224,375
The Kroger Co. 2.650%, due 10/15/26	USD	625,000	557,116
The Sherwin-Williams Co. 4.500%, due 06/01/47	USD	95,000	93,462
United Rentals North America, Inc. 5.500%, due 05/15/27	USD	125,000	123,863
5.750%, due 11/15/24	USD	80,000	81,800
United Technologies Corp. 4.500%, due 06/01/42	USD	160,000	161,341
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 8.250%, due 10/15/23	USD	125,000	116,875
Verizon Communications, Inc. 4.522%, due 09/15/48	USD	55,000	52,101
Verizon Owner Trust, Series 2016-2, Class A, 1.680%, due 05/20/21[2]	USD	3,940,000	3,900,358
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23	USD	127,118	140,624
Virginia Electric & Power Co., Series B, 2.950%, due 11/15/26	USD	190,000	179,106

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Corporate debt securities—(concluded)
United States—(concluded)
Welbilt, Inc. 9.500%, due 02/15/24	USD	200,000	$218,500
Wells Fargo & Co. 1.375%, due 10/26/26[1]	EUR	600,000	695,771
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28[3]	USD	375,000	359,573
Wells Fargo Bank NA
(fixed, converts to FRN on 07/23/20), 3.325%, due 07/23/21	USD	2,100,000	2,105,223
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[2,3]	USD	205,000	202,438
Zayo Group LLC/Zayo Capital, Inc. 6.375%, due 05/15/25	USD	150,000	155,250
			60,238,597
Total corporate debt securities (cost—$157,690,158)			156,514,611
Government national mortgage association certificates—2.18%
GNMA II TBA 3.500%	USD	3,900,000	3,906,094
4.000%	USD	2,550,000	2,606,478
4.500%	USD	2,250,000	2,336,184
Total government national mortgage association certificates (cost—$8,847,750)			8,848,756
Federal home loan mortgage corporation certificates—3.26%
FHLMC TBA 4.000% (cost—$13,227,500)	USD	13,000,000	13,197,506
	Face amount		Value
Federal national mortgage association certificates—5.28%
FNMA TBA 2.500%	USD	2,200,000	$2,129,531
3.000%	USD	1,240,000	1,195,220
3.500%	USD	8,720,000	8,642,159
4.000%	USD	3,900,000	3,962,004
4.500%	USD	5,300,000	5,498,042
Total federal national mortgage association certificates (cost—$21,468,047)			21,426,956
	Number of shares
Short-term investment—11.73%
Investment companies—11.73%
State Street Institutional U.S. Government Money Market Fund (cost—$47,567,596)		47,567,596	47,567,596
Investment of cash collateral from securities loaned—1.15%
Money market fund—1.15%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$4,661,150)		4,661,150	4,661,150
Total investments (cost—$451,547,394)—110.79%			449,233,480
Liabilities in excess of other assets—(10.79)%			(43,748,787)
Net assets—100.00%			$405,484,693

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
5	CAD	Canada Government Bond 10 Year Futures	September 2018	$518,785	$518,008	$(777)
18	EUR	German Euro Buxl 30 Year Futures	September 2018	3,696,525	3,696,081	(444)
14	EUR	Mid-Term Euro-OAT Futures	September 2018	2,506,081	2,516,698	10,617
71	EUR	Short-Term Euro-BTP Futures	September 2018	9,235,868	9,194,061	(41,807)
11	GBP	United Kingdom Long Gilt Bond Futures	September 2018	1,771,314	1,771,259	(55)
2	JPY	Japan Government Bond 10 Year Futures	September 2018	2,694,458	2,695,345	887

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
28	USD	Ultra Long US Treasury Bond Futures	September 2018	$4,373,547	$4,393,375	$19,828
9	USD	US Long Bond Futures	September 2018	1,277,739	1,286,719	8,980
119	USD	US Treasury Note 5 Year Futures	September 2018	13,469,916	13,461,875	(8,041)
				$39,544,233	$39,533,421	$(10,812)
Interest rate futures sell contracts:
72	AUD	Australian Bond 10 Year Futures	September 2018	$(6,908,941)	$(6,911,688)	$(2,747)
137	EUR	German Euro BOBL Futures	September 2018	(21,087,720)	(21,084,046)	3,674
60	EUR	German Euro Bund Futures	September 2018	(11,327,289)	(11,336,614)	(9,325)
30	EUR	Italian Government Bond Futures	September 2018	(4,550,288)	(4,465,747)	84,541
US Treasury futures sell contracts:
10	USD	US Treasury Note 10 Year Futures	September 2018	(1,194,837)	(1,194,219)	618
44	USD	US Treasury Note 2 Year Futures	September 2018	(9,316,788)	(9,300,500)	16,288
16	USD	Ultra Long US Treasury Bond Futures	September 2018	(2,021,715)	(2,033,750)	(12,035)
				$(56,407,578)	$(56,326,564)	$81,014
						$70,202

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	USD	2,816,737	JPY	312,515,332	08/17/18	$(19,107)
ANZ	USD	1,145,010	THB	38,091,406	08/17/18	249
BB	DKK	1,522,187	USD	239,632	08/17/18	494
BB	EUR	27,284,300	USD	32,018,396	08/17/18	79,042
BB	USD	9,444,457	CAD	12,411,286	08/17/18	98,991
BOA	AUD	3,982,933	USD	2,944,276	08/17/18	(15,113)
BOA	EUR	664,967	USD	775,550	08/17/18	(2,869)
BOA	USD	776,944	CHF	769,107	08/17/18	710
CITI	SEK	31,382,554	NOK	28,959,725	08/17/18	(20,393)
CITI	TRY	7,038,638	USD	1,433,405	08/17/18	14,118
CITI	USD	2,432,683	EUR	2,082,883	08/17/18	5,566
CITI	USD	734,417	GBP	559,174	08/17/18	(30)
GSI	AUD	4,823,344	JPY	400,735,503	08/17/18	3,546
GSI	AUD	2,031,219	USD	1,508,844	08/17/18	(387)
GSI	CAD	939,642	USD	715,607	08/17/18	(6,915)
GSI	CHF	3,557,314	EUR	3,055,078	08/17/18	(20,534)
GSI	CNY	18,593,040	USD	2,738,452	08/17/18	14,839
GSI	EUR	2,449,603	MXN	55,616,765	08/17/18	109,234
GSI	GBP	278,005	USD	365,572	08/17/18	455
GSI	GBP	2,219,321	USD	2,891,969	08/17/18	(22,763)
GSI	HUF	999,539,031	USD	3,616,407	08/17/18	(31,113)
GSI	JPY	395,051,507	AUD	4,809,929	08/17/18	37,369

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	JPY	396,693,348	EUR	3,062,004	08/17/18	$33,232
GSI	JPY	408,362,765	USD	3,635,495	08/17/18	(20,159)
GSI	NOK	29,056,862	EUR	3,037,964	08/17/18	(8,261)
GSI	NOK	11,982,705	USD	1,470,537	08/17/18	563
GSI	NZD	5,247,677	AUD	4,810,596	08/17/18	(2,396)
GSI	NZD	2,111,645	USD	1,422,279	08/17/18	(16,992)
GSI	NZD	3,107,737	USD	2,120,465	08/17/18	2,269
GSI	SEK	13,823,126	USD	1,552,234	08/17/18	(21,580)
GSI	SEK	31,632,206	USD	3,559,387	08/17/18	(42,055)
GSI	SEK	4,626,136	USD	528,509	08/17/18	1,807
GSI	USD	1,391,631	AUD	1,884,415	08/17/18	8,522
GSI	USD	1,384,520	AUD	1,876,051	08/17/18	9,419
GSI	USD	1,429,726	AUD	1,937,033	08/17/18	9,523
GSI	USD	2,847,337	AUD	3,835,624	08/17/18	2,599
GSI	USD	1,429,689	CAD	1,885,723	08/17/18	20,305
GSI	USD	1,544,874	CHF	1,532,200	08/17/18	4,354
GSI	USD	1,265,937	EUR	1,079,618	08/17/18	(2,123)
GSI	USD	656,187	GBP	495,283	08/17/18	(5,710)
GSI	USD	654,269	NOK	5,280,083	08/17/18	(6,536)
GSI	USD	3,605,429	NZD	5,275,260	08/17/18	(9,877)
GSI	USD	858,728	SEK	7,493,400	08/17/18	(5,577)
GSI	USD	324,757	SEK	2,837,396	08/17/18	(1,709)
GSI	USD	779,358	SGD	1,060,339	08/17/18	(322)
MSCI	PLN	1,173,704	USD	317,473	08/17/18	(3,742)
MSCI	USD	11,176,243	GBP	8,421,800	08/17/18	(115,523)
MSCI	USD	509,454	ILS	1,850,463	08/17/18	(5,072)
MSCI	USD	11,324,674	NOK	91,118,013	08/17/18	(146,801)
NAB	EUR	925,572	USD	1,081,058	08/17/18	(2,429)
NAB	JPY	236,943,181	USD	2,146,820	08/17/18	25,710
NAB	NZD	4,822,755	USD	3,276,951	08/17/18	(10,180)
NAB	USD	3,926,150	AUD	5,306,942	08/17/18	17,001
NAB	USD	2,775,349	CNY	18,593,040	08/17/18	(51,737)
NAB	USD	1,173,257	GBP	891,104	08/17/18	(2,931)
RBC	CAD	267,264	USD	202,966	08/17/18	(2,542)
RBC	CHF	13,582,675	USD	13,702,752	08/17/18	(30,872)
RBC	EUR	3,034,648	SEK	31,248,332	08/17/18	5,339
RBC	EUR	174,356	USD	203,004	08/17/18	(1,099)
RBC	NZD	1,057,277	USD	714,315	08/17/18	(6,312)
RBC	SEK	126,040,091	USD	14,404,623	08/17/18	54,498
RBC	USD	612,724	CHF	614,106	08/17/18	8,206
RBC	USD	1,463,102	CHF	1,457,728	08/17/18	10,826
RBC	USD	3,168,237	CZK	69,988,646	08/17/18	33,718
SSC	EUR	1,992,683	USD	2,323,305	08/17/18	(9,356)
SSC	EUR	3,397,553	USD	3,963,751	08/17/18	(13,469)
SSC	JPY	334,616,654	USD	3,013,676	08/17/18	18,196

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	MXN	4,590,948	USD	239,583	08/17/18	$(6,138)
SSC	USD	1,574,453	JPY	174,677,376	08/17/18	(10,745)
TD	TRY	6,913,512	USD	1,431,000	08/17/18	36,945
						$(33,824)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government debt securities	$—	$197,016,905	$—	$197,016,905
Corporate debt securities	—	156,514,611	—	156,514,611
Government national mortgage association certificates	—	8,848,756	—	8,848,756
Federal home loan mortgage corporation certificates	—	13,197,506	—	13,197,506
Federal national mortgage association certificates	—	21,426,956	—	21,426,956
Short-term investment	—	47,567,596	—	47,567,596
Investment of cash collateral from securities loaned	—	4,661,150	—	4,661,150
Futures contracts	145,433	—	—	145,433
Forward foreign currency contracts	—	667,645	—	667,645
Total	$145,433	$449,901,125	$—	$450,046,558
Liabilities
Futures contracts	(75,231)	—	—	(75,231)
Forward foreign currency contracts	—	(701,469)	—	(701,469)
Total	$(75,231)	$(701,469)	$—	$(776,700)

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $50,992,765, represented 12.58% of the Portfolio's net assets at period end.

3  Security, or portion thereof, was on loan at the period end.

4  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

5  Perpetual investment. Date shown reflects the next call date.

6  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.
See accompanying notes to financial statements.

PACE High Yield Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares gained 2.96% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofAML Global High Yield Index (hedged in USD) (the "benchmark") returned 2.42%, and the Lipper High Yield Funds category posted a median return of 1.90%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 130. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. There were several factors that drove performance in the global credit markets during the second half of 2017. Synchronized global growth, low default rates and a slow normalization of monetary policy were the main themes supporting the market. After a strong start to the fourth quarter, a combination of relatively tight valuations and a few negative events caused a period of profit taking in early November. However, by the second half of November and into December, the passage of tax reform in the US, a rally in oil prices and a general sense of positive economic growth around the world supported risk markets into year-end. In the first quarter of 2018, financial markets were grappling with increased volatility driven by macro factors. Rates and equity volatility that began in January continued into March. Furthermore, increased trade rhetoric out of the Trump administration added a new layer of complexity to the markets. In a reversal from the first quarter, US high yield outperformed meaningfully, while European and emerging markets high yield declined during the second quarter of the year. The strong relative performance of US high yield was driven by the continued strength of the US economy, exhibited by generally strong employment reports and the ongoing strength of oil prices, which are important for US high yield. Meanwhile, a number of macro factors pressures emerging markets and, to a lesser extent, European high yield. Foreign exchange volatility and rising interest rates in the US pressured emerging markets assets broadly. Rising trade tensions due to the Trump administration's increasing rhetoric and political noise in specific emerging markets countries were also headwinds. In Europe, political risk in Italy, Germany, Spain and the UK all contributed to weakness.

Looking at the Portfolio, an overweight and positive issuer selection in the energy sector contributed the most to its relative performance. Positive issuer selection, along with underweights in the banking and automotive sectors,

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in

high yield.

PACE High Yield Investments

Advisor's comments (unaudited) – concluded

also benefited performance. This was offset by an underweight to the utility sector and an overweight to foreign sovereigns, which were among the largest detractors from performance during the period. From a ratings perspective, an overweight and positive issuer selection in B-rated issuers was the largest contributor to performance. An underweight in BB-rated issuers, coupled with an overweight in CCC-rated issuers, further contributed results. In contrast, modest underweights to D-rated and BBB-rated issuers slightly detracted from returns.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. They did not meaningfully impact the Portfolio's performance during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	2.76%	4.68%	8.14%	6.97%
Class C3	2.27	4.18	N/A	9.63
Class Y4	3.06	4.94	N/A	11.43
Class P5	2.96	4.87	8.37	7.20
After deducting maximum sales charge
Class A2	(1.07)	3.87	7.73	6.63
Class C3	1.54	4.18	N/A	9.63
ICE BofAML Global High Yield Index (Hedged in USD)[6]	2.42	5.73	8.86	7.70
Lipper High Yield Funds median	1.90	4.19	6.84	6.02

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	2.94%	4.76%	7.88%	6.92%
Class C3	2.53	4.28	N/A	9.60
Class Y4	3.24	5.02	N/A	11.40
Class P5	3.04	4.95	8.10	7.15
After deducting maximum sales charge
Class A2	(0.93)	3.96	7.47	6.58
Class C3	1.80	4.28	N/A	9.60

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.25% and 1.06%; Class C—1.74% and 1.56%; Class Y—1.05% and 0.88%; and Class P—1.10% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.88%; and Class P—0.91%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The ICE BofAML Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and eurodenominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency longterm debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the ICE BofAML Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments

PACE High Yield Investments

Portfolio statistics—July 31, 2018 (unaudited)

Characteristics
Weighted average duration	3.77 yrs.
Weighted average maturity	5.65 yrs.
Average coupon	6.32%
Top ten holdings[1]	Percentage of net assets
Sprint Capital Corp., 8.750% due 03/15/32	0.7%
Navient Corp., 8.000% due 03/25/20	0.6
Bausch Health Cos., Inc., 7.500% due 07/15/21	0.6
American Airlines Group, Inc., 4.625% due 03/01/20	0.5
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500% due 06/01/24	0.5
Russian Foreign Bond, 4.875% due 09/16/23	0.5
FelCor Lodging LP, 6.000% due 06/01/25	0.5
UniCredit SpA, 6.950% due 10/31/22	0.5
Altice Luxembourg SA, 7.750% due 05/15/22	0.5
HCA, Inc., 7.500% due 02/15/22	0.4
Total	5.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	65.5%
Netherlands	6.0
United Kingdom	5.1
Canada	4.9
Cayman Islands	4.0
Total	85.5%
Credit rating[2]	Percentage of total investments
BBB & higher	5.0%
BB	35.8
B	37.6
CCC & below	10.2
Not rated	8.9
Cash equivalents and other assets less liabilities	2.5
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—93.72%
Aerospace & defense—1.15%
Arconic, Inc. 5.125%, due 10/01/24[2]		25,000	$24,938
5.900%, due 02/01/27		50,000	50,000
5.950%, due 02/01/37		375,000	367,969
DAE Funding LLC 4.500%, due 08/01/22[3]		350,000	344,750
5.000%, due 08/01/24[3]		175,000	172,375
Leonardo SpA 4.500%, due 01/19/21	EUR	725,000	924,841
Pioneer Holdings LLC/Pioneer Finance Corp. 9.000%, due 11/01/22[3]		175,000	180,687
TA MFG. Ltd. 3.625%, due 04/15/23[4]	EUR	625,000	741,920
TransDigm, Inc. 5.500%, due 10/15/20		75,000	75,094
6.000%, due 07/15/22		1,010,000	1,027,877
Triumph Group, Inc. 7.750%, due 08/15/25		175,000	163,187
			4,073,638
Agriculture—0.08%
Vector Group Ltd. 6.125%, due 02/01/25[3]		300,000	290,250
Airlines—0.90%
Air Canada 7.750%, due 04/15/21[2,3]		225,000	241,594
Allegiant Travel Co. 5.500%, due 07/15/19		325,000	328,250
American Airlines Group, Inc. 4.625%, due 03/01/20[3]		1,750,000	1,756,562
United Continental Holdings, Inc. 4.250%, due 10/01/22		75,000	73,313
6.000%, due 12/01/20[2]		75,000	78,375
US Airways Pass-Through Trust 2012-1, Class B 8.000%, due 10/01/19		400,458	420,481
Virgin Australia Holdings Ltd. 8.500%, due 11/15/19[4]		300,000	303,000
			3,201,575
Apparel—0.11%
PB International BV 7.625%, due 01/26/22[4]		400,000	390,100
Auto & truck—1.62%
BCD Acquisition, Inc. 9.625%, due 09/15/23[3]		175,000	184,187
Delphi Technologies PLC 5.000%, due 10/01/25[3]		175,000	165,813
Federal-Mogul LLC/Federal-Mogul Financing Corp. 5.000%, due 07/15/24[3]	EUR	325,000	397,095
5.000%, due 07/15/24[4]	EUR	330,000	403,204
General Motors Financial Co., Inc. (fixed, converts to FRN on 09/30/27), 5.750%, due 09/30/27[2,5]		50,000	49,125
	Face amount[1]		Value
Corporate bonds—(continued)
Auto & truck—(concluded)
Grupo-Antolin Irausa SA 3.375%, due 04/30/26[3]	EUR	225,000	$249,317
IHO Verwaltungs GmbH 4.125% Cash or 4.875 PIK,
4.125%, due 09/15/21[3,6]		200,000	197,500
4.500% Cash or 5.250 PIK,
4.500%, due 09/15/23[3,6]		200,000	192,000
JB Poindexter & Co., Inc. 7.125%, due 04/15/26[3]		225,000	232,875
Kronos International, Inc. 3.750%, due 09/15/25[4]	EUR	476,000	546,881
Mclaren Finance PLC 5.000%, due 08/01/22[4]	GBP	375,000	475,624
5.000%, due 08/01/22[3]	GBP	100,000	126,833
5.750%, due 08/01/22[3]		200,000	197,040
Metalsa SA de CV 4.900%, due 04/24/23[4]		175,000	171,500
Navistar International Corp. 6.625%, due 11/01/25[3]		525,000	548,625
Nemak SAB de CV 4.750%, due 01/23/25[4]		218,000	210,915
Samvardhana Motherson Automotive Systems Group BV 4.875%, due 12/16/21[4]		500,000	503,901
Superior Industries International, Inc. 6.000%, due 06/15/25[3]	EUR	400,000	459,585
Tenneco, Inc. 5.000%, due 07/15/26		200,000	176,500
Tesla, Inc. 5.300%, due 08/15/25[2,3]		225,000	197,437
The Goodyear Tire & Rubber Co. 5.000%, due 05/31/26		50,000	46,656
			5,732,613
Automotive parts—0.17%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[3]		275,000	270,188
Titan International, Inc. 6.500%, due 11/30/23[3]		325,000	325,000
			595,188
Banking-non-US—3.44%
Akbank Turk AS 5.000%, due 10/24/22[4]		550,000	506,777
5.125%, due 03/31/25[4]		400,000	345,000
Australia & New Zealand Banking Group Ltd. 5 year USD ICE Swap + 5.168%, 6.750%, due 06/15/26[5,7]		250,000	260,312
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 02/18/20), 6.750%, due 02/18/20[4,5]	EUR	1,000,000	1,230,741
Banco do Brasil SA 5.875%, due 01/26/22[2,3]		450,000	457,819
Banco Nacional de Costa Rica 5.875%, due 04/25/21[3]		300,000	307,500
6.250%, due 11/01/23[4]		450,000	465,187

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
Bankia SA (fixed, converts to FRN on 03/15/22), 3.375%, due 03/15/27[4]	EUR	800,000	$966,310
Credit Suisse AG (fixed, converts to FRN on 09/18/20), 5.750%, due 09/18/25[4]	EUR	325,000	417,153
Credit Suisse Group AG (fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[3,5]		200,000	200,750
Export Credit Bank of Turkey 5.375%, due 10/24/23[3]		200,000	177,500
5.375%, due 10/24/23[4]		950,000	843,125
Royal Bank of Scotland Group PLC 3 mo. Euribor + 2.330%, 2.006%, due 09/30/18[4,5,7]	EUR	1,050,000	1,196,361
(fixed, converts to FRN on 03/25/19), 3.625%, due 03/25/24[4]	EUR	400,000	476,427
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[5]		400,000	413,000
(fixed, converts to FRN on 08/10/25), 8.000%, due 08/10/25[2,5]		200,000	212,424
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[5]		200,000	215,820
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[4]		500,000	514,006
9.750%, due 01/22/25[4]		800,000	819,520
UniCredit SpA 6.950%, due 10/31/22[4]	EUR	1,175,000	1,600,644
Unione di Banche Italiane SpA (fixed, converts to FRN on 09/15/27), 4.450%, due 09/15/27[4]	EUR	200,000	235,694
Unione di Banche Italiane SpA MTN 0.750%, due 10/17/22[4]	EUR	300,000	329,030
			12,191,100
Banking-US—0.93%
JPMorgan Chase & Co. (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[5]		900,000	932,625
(fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[2,5]		500,000	546,250
The Goldman Sachs Group, Inc. (fixed, converts to FRN on 05/10/20), 5.375%, due 05/10/20[5]		375,000	382,500
Washington Mutual, Inc. 0.000%, due 09/21/17[8,13]		500,000	3,875
Wells Fargo & Co. (fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[5]		1,430,000	1,435,005
			3,300,255
Building & construction—2.09%
Aeropuertos Argentina 2000 SA 6.875%, due 02/01/27[3]		775,000	753,532
6.875%, due 02/01/27[4]		250,000	243,075
	Face amount[1]		Value
Corporate bonds—(continued)
Building & construction—(concluded)
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[3]		500,000	$522,500
6.750%, due 03/30/29[4]		410,000	428,450
American Woodmark Corp. 4.875%, due 03/15/26[3]		50,000	47,625
Ashton Woods USA LLC/ Ashton Woods Finance Co. 6.750%, due 08/01/25[3]		175,000	163,844
AV Homes, Inc. 6.625%, due 05/15/22		250,000	257,500
Beazer Homes USA, Inc. 6.750%, due 03/15/25		200,000	188,000
Brookfield Residential Properties, Inc. 6.375%, due 05/15/25[2,3]		150,000	149,250
Century Communities, Inc. 5.875%, due 07/15/25		250,000	235,625
6.875%, due 05/15/22		325,000	330,461
Engility Corp. 8.875%, due 09/01/24		100,000	107,250
Indika Energy Capital III Pte Ltd. 5.875%, due 11/09/24[3]		300,000	286,959
Lennar Corp. 4.125%, due 01/15/22		525,000	520,406
Mattamy Group Corp. 6.500%, due 10/01/25[2,3]		75,000	73,125
Meritage Homes Corp. 6.000%, due 06/01/25		1,165,000	1,173,027
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[3]		1,225,000	1,212,750
Toll Brothers Finance Corp. 5.875%, due 02/15/22		92,000	95,910
TRI Pointe Group, Inc. 5.250%, due 06/01/27		200,000	183,500
William Lyon Homes, Inc. 5.875%, due 01/31/25		225,000	212,661
6.000%, due 09/01/23[3]		150,000	147,000
Williams Scotsman International, Inc. 7.875%, due 12/15/22[3]		50,000	52,125
			7,384,575
Building products—1.44%
BMBG Bond Finance SCA 3.000%, due 06/15/21[4]	EUR	100,000	118,323
BMC East LLC 5.500%, due 10/01/24[3]		225,000	220,500
Builders FirstSource, Inc. 5.625%, due 09/01/24[3]		325,000	318,500
CEMEX Finance LLC 4.625%, due 06/15/24[4]	EUR	350,000	432,233
6.000%, due 04/01/24[4]		200,000	206,840
Cemex SAB de CV 2.750%, due 12/05/24[3]	EUR	275,000	315,121
5.700%, due 01/11/25[4]		300,000	304,500
7.750%, due 04/16/26[3]		400,000	440,304

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Building products—(concluded)
CPG Merger Sub LLC 8.000%, due 10/01/21[3]		125,000	$126,250
Gibraltar Industries, Inc. 6.250%, due 02/01/21[9]		125,000	125,625
Griffon Corp. 5.250%, due 03/01/22[2]		475,000	461,344
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[4]		600,000	588,000
Jeld-Wen, Inc. 4.625%, due 12/15/25[3]		125,000	118,750
Standard Industries, Inc. 4.750%, due 01/15/28[2,3]		175,000	160,125
5.375%, due 11/15/24[3]		175,000	173,302
5.500%, due 02/15/23[3]		175,000	178,727
Summit Materials LLC/ Summit Materials Finance Corp. 5.125%, due 06/01/25[3]		50,000	47,437
6.125%, due 07/15/23		100,000	101,500
8.500%, due 04/15/22		75,000	80,625
US Concrete, Inc. 6.375%, due 06/01/24		600,000	596,250
			5,114,256
Building products-cement—0.71%
Indo Energy Finance II BV 6.375%, due 01/24/23[4]		400,000	394,162
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[2,3]		175,000	177,352
10.125%, due 04/01/22[3]		225,000	239,063
TopBuild Corp. 5.625%, due 05/01/26[3]		200,000	196,000
Tutor Perini Corp. 6.875%, due 05/01/25[2,3]		50,000	49,625
Union Andina de Cementos SAA 5.875%, due 10/30/21[4]		750,000	773,437
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23		175,000	168,875
6.625%, due 08/15/25[3]		225,000	213,750
West China Cement Ltd. 6.500%, due 09/11/19[4]		300,000	300,915
			2,513,179
Cable—2.81%
Altice France SA 5.625%, due 05/15/24[4]	EUR	275,000	333,424
6.000%, due 05/15/22[3]		1,000,000	1,030,700
6.250%, due 05/15/24[2,3]		200,000	198,750
7.375%, due 05/01/26[3]		400,000	397,250
8.125%, due 02/01/27[3]		400,000	408,000
Cablevision SA 6.500%, due 06/15/21[3]		900,000	895,653
Cablevision Systems Corp. 5.875%, due 09/15/22		25,000	25,063
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 02/15/23		275,000	273,625
5.125%, due 05/01/23[3]		375,000	374,063
	Face amount[1]		Value
Corporate bonds—(continued)
Cable—(concluded)
5.125%, due 05/01/27[3]		50,000	$47,750
5.250%, due 09/30/22		150,000	151,500
5.500%, due 05/01/26[3]		350,000	343,875
5.750%, due 09/01/23[2]		675,000	683,437
5.750%, due 01/15/24		25,000	25,250
5.750%, due 02/15/26[3]		750,000	745,725
5.875%, due 05/01/27[3]		125,000	124,063
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 5.125%, due 12/15/21[3]		50,000	49,875
7.750%, due 07/15/25[3]		200,000	210,750
Digi Communications NV 5.000%, due 10/15/23[3]	EUR	100,000	122,641
Midcontinent Communications/ Midcontinent Finance Corp. 6.875%, due 08/15/23[3]		475,000	499,938
Unitymedia GmbH 6.125%, due 01/15/25[2,3]		400,000	415,960
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 3.500%, due 01/15/27[4]	EUR	525,000	644,837
4.625%, due 02/15/26[4]	EUR	607,500	771,542
UPCB Finance IV Ltd. 4.000%, due 01/15/27[4]	EUR	975,000	1,166,407
			9,940,078
Car rental—0.46%
Ahern Rentals, Inc. 7.375%, due 05/15/23[3]		400,000	392,000
Herc Rentals, Inc. 7.500%, due 06/01/22[3]		122,000	128,710
7.750%, due 06/01/24[2,3]		331,000	354,693
Hertz Holdings Netherlands BV 5.500%, due 03/30/23[3]	EUR	150,000	173,540
5.500%, due 03/30/23[4]	EUR	250,000	289,560
United Rentals North America, Inc. 4.875%, due 01/15/28		50,000	46,704
5.500%, due 05/15/27		75,000	74,317
5.875%, due 09/15/26		175,000	177,625
			1,637,149
Chemicals—3.13%
A Schulman, Inc. 6.875%, due 06/01/23[9]		250,000	261,563
Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[2,3]		200,000	195,500
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[4]	EUR	600,000	724,917
Blue Cube Spinco LLC 10.000%, due 10/15/25		325,000	376,594
Braskem Finance Ltd. 5.375%, due 05/02/22[4]		500,000	516,255
5.750%, due 04/15/21[4]		300,000	310,986
CF Industries, Inc. 5.375%, due 03/15/44		200,000	177,500
7.125%, due 05/01/20[2]		83,000	87,461

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Consolidated Energy Finance SA 6.500%, due 05/15/26[2,3]		300,000	$295,875
Cornerstone Chemical Co. 6.750%, due 08/15/24[3]		125,000	122,500
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250%, due 06/15/23[2,3]		125,000	132,969
GCP Applied Technologies, Inc. 5.500%, due 04/15/26[3]		75,000	74,250
Hexion, Inc./Hexion Nova Scotia Finance ULC 9.000%, due 11/15/20		575,000	490,187
Huntsman International LLC 5.125%, due 04/15/21	EUR	500,000	649,907
Kissner Holdings LP/Kissner Milling Co. Ltd./ BSC Holding, Inc./Kissner USA 8.375%, due 12/01/22[3]		375,000	381,562
Kraton Polymers LLC/ Kraton Polymers Capital Corp. 5.250%, due 05/15/26[3]	EUR	250,000	300,742
Kronos International, Inc. 3.750%, due 09/15/25[3]	EUR	175,000	201,059
NOVA Chemicals Corp. 5.000%, due 05/01/25		50,000	47,625
5.250%, due 06/01/27[3]		225,000	210,598
OCI NV 5.000%, due 04/15/23[3]	EUR	810,000	995,356
6.625%, due 04/15/23[3]		200,000	204,310
Perstorp Holding AB 3 mo. Euribor + 4.250%, 4.250%, due 09/15/22[3,7]	EUR	250,000	292,703
Platform Specialty Products Corp. 5.875%, due 12/01/25[3]		125,000	125,588
6.500%, due 02/01/22[2,3]		125,000	128,125
PQ Corp. 5.750%, due 12/15/25[2,3]		100,000	99,000
Prague CE S.a.r.l. 10.000% Cash or 11.250% PIK, 10.000%, due 12/15/22[4,6]	EUR	600,000	715,614
PSPC Escrow Corp. 6.000%, due 02/01/23[4]	EUR	625,000	766,626
The Chemours Co. 4.000%, due 05/15/26	EUR	550,000	648,815
TPC Group, Inc. 8.750%, due 12/15/20[3]		650,000	646,750
Trinseo Materials Operating SCA/ Trinseo Materials Finance, Inc. 5.375%, due 09/01/25[3]		225,000	222,188
Tronox Finance PLC 5.750%, due 10/01/25[2,3]		275,000	265,031
Valvoline, Inc. 5.500%, due 07/15/24		200,000	202,000
Venator Finance Sarl/Venator Materials LLC 5.750%, due 07/15/25[3]		100,000	92,500
Versum Materials, Inc. 5.500%, due 09/30/24[3]		125,000	127,344
			11,090,000
	Face amount[1]		Value
Corporate bonds—(continued)
Coal—0.81%
Alliance Resource Operating Partners LP/ Alliance Resource Finance Corp. 7.500%, due 05/01/25[3]		300,000	$316,875
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		550,000	401,500
12.000%, due 11/01/21		250,000	256,250
CONSOL Energy, Inc. 11.000%, due 11/15/25[3]		225,000	248,625
Murray Energy Corp. 11.250%, due 04/15/21[2,3]		25,000	17,188
9.000% Cash, 3.000% PIK, 12.000%, due 04/15/24[3,6]		1,239,000	954,030
Peabody Energy Corp. 6.000%, due 03/31/22[3]		100,000	103,000
6.250%, due 11/15/21[3,8,10,13]		75,000	0
10.000%, due 03/15/22[3,8,10,13,15]		1,025,000	0
Warrior Met Coal, Inc. 8.000%, due 11/01/24[3]		550,000	568,562
			2,866,030
Commercial services—3.30%
AA Bond Co. Ltd. 5.500%, due 07/31/22[4]	GBP	725,000	863,813
Aircastle Ltd. 5.125%, due 03/15/21		500,000	512,960
Algeco Global Finance PLC 3 mo. Euribor + 6.250%, 6.250%, due 02/15/23[3,7]	EUR	275,000	324,787
6.500%, due 02/15/23[3]	EUR	275,000	333,225
8.000%, due 02/15/23[3]		200,000	204,500
APTIM Corp. 7.750%, due 06/15/25[2,3]		25,000	20,750
Ashtead Capital, Inc. 5.625%, due 10/01/24[3]		400,000	411,520
Blitz F18-674 GmbH 6.000%, due 07/30/26[3]	EUR	300,000	352,998
Brand Industrial Services, Inc. 8.500%, due 07/15/25[3]		350,000	357,000
Clear Channel International BV 8.750%, due 12/15/20[3]		50,000	51,375
Garda World Security Corp. 7.250%, due 11/15/21[3]		25,000	24,813
Gartner, Inc. 5.125%, due 04/01/25[3]		225,000	227,002
Graham Holdings Co. 5.750%, due 06/01/26[3]		175,000	176,313
Great Lakes Dredge & Dock Corp. 8.000%, due 05/15/22		200,000	206,500
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[2,3]		125,000	123,125
8.375%, due 08/15/22[3]		400,000	382,480
9.250%, due 03/01/21[2,3]		1,025,000	964,781
Inter Media and Communication SpA 4.875%, due 12/31/22[3]	EUR	100,000	117,043
4.875%, due 12/31/22[4]	EUR	725,000	848,559

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Iron Mountain UK PLC 3.875%, due 11/15/25[4]	GBP	325,000	$405,557
Iron Mountain, Inc. 5.750%, due 08/15/24[2]		1,465,000	1,452,181
La Financiere Atalian SASU 4.000%, due 05/15/24[4]	EUR	375,000	423,312
5.125%, due 05/15/25[3]	EUR	250,000	286,637
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[2,3]		425,000	432,437
5.625%, due 03/15/26[3]		100,000	99,750
Matthews International Corp. 5.250%, due 12/01/25[3]		150,000	143,625
Michael Baker International LLC 8.750%, due 03/01/23[3]		350,000	345,187
Paprec Holding SA 4.000%, due 03/31/25[3]	EUR	350,000	410,549
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[2,3]		175,000	172,156
Sotheby's 4.875%, due 12/15/25[3]		200,000	191,423
The ADT Corp. 5.250%, due 03/15/20		275,000	279,125
TMS International Corp. 7.250%, due 08/15/25[3]		125,000	127,031
Wabash National Corp. 5.500%, due 10/01/25[3]		225,000	213,188
Waste Italia SpA 10.500%, due 11/15/19[4,8,11]	EUR	1,425,000	33,326
Weight Watchers International, Inc. 8.625%, due 12/01/25[3]		75,000	82,500
Wrangler Buyer Corp. 6.000%, due 10/01/25[3]		75,000	70,500
			11,672,028
Communications equipment—0.17%
NXP BV/NXP Funding LLC 3.875%, due 09/01/22[3]		400,000	394,000
4.125%, due 06/01/21[3]		200,000	200,506
			594,506
Computer software & services—2.49%
BMC Software Finance, Inc. 8.125%, due 07/15/21[2,3]		475,000	486,281
Camelot Finance SA 7.875%, due 10/15/24[3]		450,000	446,625
CDK Global, Inc. 5.875%, due 06/15/26[2]		200,000	205,000
Change Healthcare Holdings LLC/ Change Healthcare Finance, Inc. 5.750%, due 03/01/25[3]		325,000	314,437
Dell International LLC/EMC Corp. 5.450%, due 06/15/23[3]		75,000	78,737
5.875%, due 06/15/21[3]		475,000	486,246
Diebold Nixdorf, Inc. 8.500%, due 04/15/24[2]		100,000	92,000
	Face amount[1]		Value
Corporate bonds—(continued)
Computer software & services—(concluded)
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24		450,000	$469,125
Everi Payments, Inc. 7.500%, due 12/15/25[3]		200,000	200,000
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[3]		300,000	309,375
First Data Corp. 5.000%, due 01/15/24[3]		50,000	50,438
5.750%, due 01/15/24[2,3]		100,000	102,250
7.000%, due 12/01/23[3]		300,000	313,875
Infor Software Parent LLC/ Infor Software Parent, Inc. 7.125% Cash or 7.875% PIK, 7.125%, due 05/01/21[3,6]		700,000	707,000
Infor US, Inc. 6.500%, due 05/15/22		850,000	860,625
Informatica LLC 7.125%, due 07/15/23[3]		100,000	101,750
InterXion Holding NV 4.750%, due 06/15/25[3]	EUR	225,000	272,970
j2 Cloud Services LLC/ j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[2,3]		200,000	202,500
NCR Corp. 6.375%, due 12/15/23		780,000	795,600
Open Text Corp. 5.875%, due 06/01/26[2,3]		400,000	410,000
Rackspace Hosting, Inc. 8.625%, due 11/15/24[2,3]		150,000	151,500
RP Crown Parent LLC 7.375%, due 10/15/24[3]		450,000	460,125
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[3]		400,000	442,303
Veritas US, Inc./Veritas Bermuda Ltd. 10.500%, due 02/01/24[2,3]		400,000	336,000
Western Digital Corp. 4.750%, due 02/15/26		525,000	516,141
			8,810,903
Consumer products—0.94%
Central Garden & Pet Co. 5.125%, due 02/01/28		50,000	46,750
6.125%, due 11/15/23		275,000	282,562
First Quality Finance Co., Inc. 5.000%, due 07/01/25[3]		75,000	69,188
High Ridge Brands Co. 8.875%, due 03/15/25[3]		125,000	57,500
Prestige Brands, Inc. 5.375%, due 12/15/21[3]		200,000	200,250
6.375%, due 03/01/24[2,3]		325,000	324,594
Revlon Consumer Products Corp. 6.250%, due 08/01/24		250,000	132,500
Spectrum Brands, Inc. 4.000%, due 10/01/26[3]	EUR	325,000	376,875
4.000%, due 10/01/26[4]	EUR	250,000	289,903

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Consumer products—(concluded)
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,575,000	$1,563,187
			3,343,309
Consumer services—0.16%
Garda World Security Corp. 8.750%, due 05/15/25[3]		575,000	577,875
Containers & packaging—2.25%
ARD Finance SA 6.625% Cash or 7.375% PIK, 6.625%, due 09/15/23[6]		EUR 300,000	362,189
7.125% Cash or 7.875% PIK, 7.125%, due 09/15/23[6]		400,000	405,500
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.250%, due 09/15/22[2,3]		200,000	196,500
6.000%, due 02/15/25[3]		600,000	585,750
Ball Corp. 4.375%, due 12/15/20		350,000	353,500
Berry Global, Inc. 4.500%, due 02/15/26[3]		100,000	94,000
6.000%, due 10/15/22		300,000	306,750
BWAY Holding Co. 7.250%, due 04/15/25[2,3]		750,000	730,781
Crown European Holdings SA 2.250%, due 02/01/23[3]	EUR	225,000	266,090
2.875%, due 02/01/26[3]	EUR	350,000	396,817
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[3]		150,000	145,875
7.875%, due 07/15/26[3]		175,000	176,208
Hercule Debtco Sarl 6.750% Cash or 7.500% PIK, 6.750%, due 06/30/24[3,6]	EUR	275,000	313,609
6.750% Cash or 7.500% PIK, 6.750%, due 06/30/24[4,6]	EUR	250,000	285,099
Kleopatra Holdings 1 SCA 8.500% Cash or 9.250% PIK, 8.500%, due 06/30/23[4,6]	EUR	625,000	508,265
Multi-Color Corp. 6.125%, due 12/01/22[3]		175,000	178,062
OI European Group BV 3.125%, due 11/15/24[3]	EUR	225,000	268,432
3.125%, due 11/15/24[4]	EUR	175,000	208,780
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[3]		600,000	615,000
Plastipak Holdings, Inc. 6.250%, due 10/15/25[3]		125,000	114,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2,3]		450,000	447,480
SAN Miguel Industrias Pet SA 4.500%, due 09/18/22[4]		300,000	296,250
	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	525,000	$627,722
4.750%, due 03/15/25		75,000	71,531
			7,954,878
Diversified financial services—4.88%
Alliance Data Systems Corp. 4.500%, due 03/15/22[4]	EUR	125,000	149,487
4.500%, due 03/15/22[3]	EUR	550,000	657,744
Ally Financial, Inc. 3.750%, due 11/18/19		300,000	300,000
8.000%, due 12/31/18		475,000	484,262
8.000%, due 11/01/31		150,000	180,750
8.000%, due 11/01/31		285,000	343,425
ASP AMC Merger Sub, Inc. 8.000%, due 05/15/25[3]		700,000	574,000
Bank of America Corp. (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[5]		50,000	49,600
(fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[5]		700,000	728,875
(fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[5]		175,000	186,375
Barclays PLC (fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[5]	EUR	600,000	780,541
(fixed, converts to FRN on 12/15/18), 8.250%, due 12/15/18[5]		300,000	305,504
BNP Paribas SA MTN 2.375%, due 02/17/25[4]	EUR	450,000	544,441
CIT Group, Inc. 3.875%, due 02/19/19		175,000	175,350
4.125%, due 03/09/21		75,000	74,906
Citigroup, Inc. (fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[2,5]		925,000	946,645
(fixed, converts to FRN on 08/15/20), 5.950%, due 08/15/20[5]		175,000	181,213
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[2,5]		175,000	179,375
(fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[5]		150,000	155,342
CNG Holdings, Inc. 9.375%, due 05/15/20[2,3]		225,000	224,438
Cooke Omega Investments, Inc./ Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[3]		275,000	277,062
Credivalores-Crediservicios SAS 9.750%, due 07/27/22[4]		200,000	204,000
Fly Leasing Ltd. 5.250%, due 10/15/24		200,000	188,500
Garfunkelux Holdco 3 SA 3 mo. Euribor + 3.500%, 3.500%, due 09/01/23[3,7]	EUR	475,000	481,312
8.500%, due 11/01/22[4]	GBP	400,000	509,269

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
goeasy Ltd. 7.875%, due 11/01/22[3]		150,000	$157,517
Grupo KUO SAB De CV 5.750%, due 07/07/27[4]		300,000	292,500
Hexion, Inc. 10.375%, due 02/01/22[2,3]		250,000	245,938
13.750%, due 02/01/22[3]		275,000	246,125
Intelsat Connect Finance SA 12.500%, due 04/01/22[2,3]		350,000	349,562
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.375%, due 04/01/20[3]		400,000	407,000
KOC Holding AS 5.250%, due 03/15/23[4]		750,000	711,600
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 5.250%, due 03/15/22[3]		325,000	325,036
LHC3 PLC 4.125% PIK 4.125%, due 08/15/24[3,6]	EUR	200,000	231,531
4.125% Cash or 4.875% PIK, 4.125%, due 08/15/24[4,6]	EUR	600,000	694,594
Louvre Bidco SAS 4.250%, due 09/30/24[3]	EUR	125,000	136,675
Nationstar Mortgage LLC/ Nationstar Capital Corp. 6.500%, due 06/01/22		275,000	273,625
9.625%, due 05/01/19		375,000	375,000
NFP Corp. 6.875%, due 07/15/25[3]		325,000	316,062
Oxford Finance LLC/ Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[3]		100,000	101,500
ProGroup AG 3.000%, due 03/31/26[4]	EUR	600,000	687,578
Promontoria Holding 264 BV 3 mo. Euribor + 6.250%, 5.935%, due 08/15/23[3,7,12]	EUR	250,000	291,636
6.750%, due 08/15/23[3,12]	EUR	200,000	236,232
Tempo Acquisition LLC/ Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[3]		375,000	362,512
The Charles Schwab Corp. (fixed, converts to FRN on 12/01/27), 5.000%, due 12/01/27[5]		225,000	216,844
Vantiv LLC/Vantiv Issuer Corp. 3.875%, due 11/15/25[3]	GBP	400,000	503,783
Vertiv Intermediate Holding Corp. 12.000% Cash or 13.000% PIK, 12.000%, due 02/15/22[3,6]		900,000	870,750
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[3]		375,000	360,000
			17,276,016
	Face amount[1]		Value
Corporate bonds—(continued)
Electric utilities—0.46%
NRG Energy, Inc. 6.250%, due 07/15/22		25,000	$25,781
6.250%, due 05/01/24		25,000	25,719
6.625%, due 01/15/27		200,000	206,000
7.250%, due 05/15/26		75,000	79,875
NRG Yield Operating LLC 5.000%, due 09/15/26		225,000	211,359
Vistra Energy Corp. 7.375%, due 11/01/22		1,025,000	1,068,563
7.625%, due 11/01/24		25,000	26,789
			1,644,086
Electric-generation—1.09%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		275,000	266,062
5.625%, due 05/20/24		75,000	73,875
5.750%, due 05/20/27		275,000	262,969
Calpine Corp. 5.375%, due 01/15/23[2]		825,000	786,844
5.500%, due 02/01/24		475,000	439,375
ContourGlobal Power Holdings SA 3.375%, due 08/01/23[3]	EUR	250,000	292,776
4.125%, due 08/01/25[3]	EUR	125,000	145,745
5.125%, due 06/15/21[3]	EUR	725,000	867,744
Drax Finco PLC 6.625%, due 11/01/25[3]		200,000	200,500
GenOn Energy, Inc. 7.875%, due 06/15/17[8,11]		75,000	47,625
Greenko Investment Co. 4.875%, due 08/16/23[4]		300,000	278,312
Rockpoint Gas Storage Canada Ltd. 7.000%, due 03/31/23[3]		125,000	124,375
Superior Plus LP/Superior General Partner, Inc. 7.000%, due 07/15/26[3]		75,000	75,750
			3,861,952
Electric-integrated—0.85%
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It 7.950%, due 05/11/26[4]		300,000	312,000
AES El Salvador Trust II 6.750%, due 03/28/23[4]		450,000	423,000
Capex SA 6.875%, due 05/15/24[4]		475,000	426,318
6.875%, due 05/15/24[3]		400,000	359,004
Centrais Eletricas Brasileiras SA 5.750%, due 10/27/21[4]		300,000	301,980
Hrvatska Elektroprivreda 5.875%, due 10/23/22[3]		800,000	838,384
Talen Energy Supply LLC 9.500%, due 07/15/22[2,3]		25,000	24,000
10.500%, due 01/15/26[3]		375,000	323,906
			3,008,592

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—1.06%
Advanced Micro Devices, Inc. 7.000%, due 07/01/24		353,000	$373,297
7.500%, due 08/15/22		245,000	272,562
Amkor Technology, Inc. 6.375%, due 10/01/22		50,000	51,000
Belden, Inc. 3.875%, due 03/15/28[3]	EUR	375,000	417,677
Energizer Gamma Acquisition BV 4.625%, due 07/15/26[3]	EUR	650,000	776,077
Energizer Gamma Acquisition, Inc. 6.375%, due 07/15/26[2,3]		175,000	179,865
Energizer Holdings, Inc. 5.500%, due 06/15/25[2,3]		100,000	98,500
Entegris, Inc. 4.625%, due 02/10/26[3]		200,000	189,500
GCL New Energy Holdings Ltd. 7.100%, due 01/30/21[4]		200,000	186,013
Itron, Inc. 5.000%, due 01/15/26[3]		75,000	71,438
Qorvo, Inc. 5.500%, due 07/15/26[3]		150,000	152,805
7.000%, due 12/01/25		8,000	8,660
Senvion Holding GmbH 3.875%, due 10/25/22[4]	EUR	775,000	802,028
TTM Technologies, Inc. 5.625%, due 10/01/25[2,3]		175,000	172,813
			3,752,235
Energy—0.51%
Neerg Energy Ltd. 6.000%, due 02/13/22[4]		500,000	472,599
Nordex SE 6.500%, due 02/01/23[3]	EUR	375,000	425,298
Pattern Energy Group, Inc. 5.875%, due 02/01/24[3]		75,000	75,563
Rio Energy SA/UGEN SA/UENSA SA 6.875%, due 02/01/25[3]		500,000	414,500
6.875%, due 02/01/25[4]		350,000	290,150
TerraForm Power Operating LLC 4.250%, due 01/31/23[3]		125,000	120,313
			1,798,423
Energy-exploration & production—0.20%
Antero Resources Corp. 5.125%, due 12/01/22[2]		150,000	150,375
5.375%, due 11/01/21		200,000	202,750
Covey Park Energy LLC/ Covey Park Finance Corp. 7.500%, due 05/15/25[3]		350,000	355,250
Midstates Petroleum Co., Inc./ Midstates Petroleum Co. LLC 10.750%, due 10/01/20[8,10,11,15]		850,000	0
			708,375
	Face amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—1.82%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[3]		880,000	$883,300
Barminco Finance Pty Ltd. 6.625%, due 05/15/22[3]		50,000	47,450
Cabot Financial Luxembourg II SA 3 mo. Euribor + 5.875%, 5.875%, due 11/15/21[4,7]	EUR	550,000	644,750
CyrusOne LP/CyrusOne Finance Corp. 5.000%, due 03/15/24[2]		75,000	75,281
Five Point Operating Co. LP/ Five Point Capital Corp. 7.875%, due 11/15/25[3]		125,000	126,875
HT1 Funding GmbH 12 mo. Euribor + 2.000%, 1.819%, due 06/30/19[5,7]	EUR	500,000	556,260
Hunt Cos., Inc. 6.250%, due 02/15/26[3]		200,000	185,500
Icahn Enterprises LP/ Icahn Enterprises Finance Corp. 6.000%, due 08/01/20		1,330,000	1,352,178
6.250%, due 02/01/22		250,000	254,842
6.375%, due 12/15/25		125,000	125,625
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[3]		175,000	178,938
Mason Finance Sub, Inc. 6.875%, due 08/15/23[3]		150,000	150,000
Midas Intermediate Holdco II LLC/ Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[3]		275,000	253,687
NWH Escrow Corp. 7.500%, due 08/01/21[3]		250,000	228,750
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[3]		150,000	150,000
5.500%, due 02/15/24[3]		100,000	98,750
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[3]		235,000	251,450
Radian Group, Inc. 4.500%, due 10/01/24[2]		225,000	218,250
7.000%, due 03/15/21		144,000	154,080
Spectrum Brands Holdings, Inc. 7.750%, due 01/15/22		395,000	407,344
Trident Merger Sub, Inc. 6.625%, due 11/01/25[3]		100,000	94,000
			6,437,310
Finance-other—1.40%
Credivalores-Crediservicios SAS 9.750%, due 07/27/22[3]		600,000	612,000
Navient Corp. 6.500%, due 06/15/22		100,000	102,000
6.625%, due 07/26/21		75,000	77,438
6.750%, due 06/25/25		150,000	148,875
6.750%, due 06/15/26		200,000	197,000
7.250%, due 09/25/23[2]		125,000	130,937
8.000%, due 03/25/20		2,000,000	2,110,000

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Finance-other—(concluded)
Springleaf Finance Corp. 6.000%, due 06/01/20		1,050,000	$1,081,500
6.875%, due 03/15/25		275,000	279,125
7.125%, due 03/15/26		200,000	203,250
			4,942,125
Financial services—0.52%
Banco de Bogota SA 5.375%, due 02/19/23[3]		750,000	781,875
Intesa Sanpaolo SpA 3.928%, due 09/15/26[4]	EUR	400,000	477,583
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[4]	EUR	400,000	416,967
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[3]		150,000	154,312
			1,830,737
Food products—1.60%
Central American Bottling Corp. 5.750%, due 01/31/27[3]		400,000	400,000
5.750%, due 01/31/27[4]		200,000	200,000
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[3]		25,000	24,000
Cott Corp. 5.500%, due 07/01/24[4]	EUR	450,000	554,126
Cott Finance Corp. 5.500%, due 07/01/24[3]	EUR	500,000	615,695
Darling Global Finance BV 3.625%, due 05/15/26[3]	EUR	125,000	148,911
JBS Investments GmbH 7.250%, due 04/03/24[4]		800,000	802,000
7.750%, due 10/28/20[4]		200,000	205,030
Marfrig Holdings Europe BV 8.000%, due 06/08/23[4]		100,000	102,250
Minerva Luxembourg SA 6.500%, due 09/20/26[3]		1,150,000	1,070,938
6.500%, due 09/20/26[4]		250,000	232,813
Pilgrim's Pride Corp. 5.750%, due 03/15/25[3]		225,000	215,156
5.875%, due 09/30/27[2,3]		250,000	233,125
Post Holdings, Inc. 5.750%, due 03/01/27[2,3]		200,000	195,000
Sunshine Mid BV 6.500%, due 05/15/26[3]	EUR	375,000	431,481
TreeHouse Foods, Inc. 6.000%, due 02/15/24[2,3]		250,000	250,000
			5,680,525
Food-wholesale—1.78%
Albertsons Cos. LLC/Safeway, Inc./ New Albertsons LP/Albertson's LLC 5.750%, due 03/15/25		200,000	179,616
6.625%, due 06/15/24		350,000	335,125
Albertsons Cos., Inc. 3 mo. USD LIBOR + 3.750%, 6.085%, due 01/15/24[2,3,7]		75,000	75,938
	Face amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—(concluded)
Aramark International Finance Sarl 3.125%, due 04/01/25[3]	EUR	375,000	$453,744
3.125%, due 04/01/25[4]	EUR	100,000	120,998
Aramark Services, Inc. 5.000%, due 02/01/28[2,3]		275,000	265,292
5.125%, due 01/15/24		400,000	403,500
B&G Foods, Inc. 5.250%, due 04/01/25[2]		75,000	72,000
Casino Guichard Perrachon SA 4.048%, due 08/05/26[4,9]	EUR	300,000	338,641
(fixed, converts to FRN on 01/31/19), 4.870%, due 01/31/19[4,5]	EUR	500,000	496,097
Casino Guichard Perrachon SA MTN 3.580%, due 02/07/25[4,9]	EUR	300,000	334,999
Iceland Bondco PLC 4.625%, due 03/15/25[3]	GBP	375,000	452,830
Nomad Foods Bondco PLC 3.250%, due 05/15/24[4]	EUR	500,000	582,353
3.250%, due 05/15/24[3]	EUR	250,000	291,176
Ocado Group PLC 4.000%, due 06/15/24[3]	GBP	200,000	262,757
4.000%, due 06/15/24[4]	GBP	175,000	229,912
Picard Bondco SA 5.500%, due 11/30/24[3]	EUR	225,000	253,001
5.500%, due 11/30/24[4]	EUR	100,000	112,445
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp. 5.875%, due 01/15/24		150,000	157,688
Sigma Holdco BV 5.750%, due 05/15/26[3]	EUR	800,000	886,262
			6,304,374
Gaming—2.35%
Boyd Gaming Corp. 6.000%, due 08/15/26[3]		300,000	301,500
6.875%, due 05/15/23		925,000	972,693
Grupo Posadas SAB de CV 7.875%, due 06/30/22[4]		800,000	816,000
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26[3]		375,000	375,000
Inn of the Mountain Gods Resort & Casino 9.250%, due 11/30/20[6]		70,251	66,475
International Game Technology PLC 3.500%, due 07/15/24[3]	EUR	250,000	297,088
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[3]		250,000	261,250
LHMC Finco Sarl 7.875%, due 12/20/23[3]		200,000	200,450
Mattel, Inc. 6.750%, due 12/31/25[3]		150,000	145,687
MGM Resorts International 5.750%, due 06/15/25		500,000	504,220
6.000%, due 03/15/23		100,000	103,625
6.750%, due 10/01/20		313,000	329,824
7.750%, due 03/15/22		740,000	810,300

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Gaming—(concluded)
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,3]		625,000	$590,625
Pinewood Finco PLC MTN 3.750%, due 12/01/23[4]	GBP	225,000	296,055
Scientific Games International, Inc.
3.375%, due 02/15/26[3]	EUR	275,000	308,708
5.000%, due 10/15/25[3]		50,000	48,124
5.500%, due 02/15/26[3]	EUR	425,000	473,616
6.250%, due 09/01/20		75,000	74,812
6.625%, due 05/15/21		75,000	75,844
Stars Group Holdings BV/ Stars Group US Co. Borrower LLC 7.000%, due 07/15/26[2,3]		250,000	257,500
Studio City Co. Ltd. 5.875%, due 11/30/19[3]		200,000	202,000
WMG Acquisition Corp. 4.125%, due 11/01/24[4]	EUR	525,000	634,966
5.000%, due 08/01/23[3]		125,000	123,594
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[3]		50,000	49,375
			8,319,331
Health care equipment & supplies—0.05%
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[2,3]		175,000	172,813
Health care providers & services—5.60%
AHP Health Partners, Inc. 9.750%, due 07/15/26[3]		75,000	76,219
Avantor, Inc. 6.000%, due 10/01/24[2,3]		100,000	99,938
9.000%, due 10/01/25[2,3]		375,000	380,156
Bausch Health Cos., Inc. 4.500%, due 05/15/23[4]	EUR	700,000	790,698
5.875%, due 05/15/23[2,3]		375,000	360,187
7.500%, due 07/15/21[3]		1,920,000	1,958,640
9.000%, due 12/15/25[3]		1,450,000	1,537,000
Catalent Pharma Solutions, Inc. 4.750%, due 12/15/24[3]	EUR	200,000	245,727
4.750%, due 12/15/24[4]	EUR	200,000	245,727
Centene Corp. 4.750%, due 05/15/22		175,000	176,969
5.375%, due 06/01/26[2,3]		400,000	409,500
6.125%, due 02/15/24[2]		25,000	26,313
Charles River Laboratories International, Inc. 5.500%, due 04/01/26[3]		150,000	151,875
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22[2]		112,000	54,880
8.125%, due 06/30/24[2,3]		359,000	295,277
8.625%, due 01/15/24[2,3]		150,000	155,070
11.000%, due 06/30/23[2,3,9]		125,000	112,500
DJO Finance LLC/DJO Finance Corp. 8.125%, due 06/15/21[2,3]		275,000	282,562
Eagle Holding Co. II LLC 7.625% Cash or 8.375% PIK, 7.625%, due 05/15/22[3,6]		100,000	100,969
	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(continued)
Encompass Health Corp. 5.750%, due 11/01/24[2]		425,000	$431,150
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[3]		1,400,000	1,190,000
Endo Finance LLC 5.750%, due 01/15/22[2,3]		25,000	22,938
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[3,9]		150,000	127,125
Envision Healthcare Corp. 5.625%, due 07/15/22		175,000	178,937
6.250%, due 12/01/24[2,3]		175,000	186,375
Grifols SA 3.200%, due 05/01/25[3]	EUR	600,000	700,768
HCA, Inc. 3.750%, due 03/15/19		275,000	275,426
4.750%, due 05/01/23		200,000	202,600
5.000%, due 03/15/24		175,000	177,625
5.375%, due 02/01/25[2]		200,000	202,500
5.875%, due 03/15/22		100,000	105,125
5.875%, due 05/01/23		150,000	156,937
5.875%, due 02/15/26[2]		100,000	103,375
6.500%, due 02/15/20		250,000	260,200
7.500%, due 02/15/22		1,425,000	1,565,719
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[3]		150,000	152,250
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[3]		255,000	267,750
LifePoint Health, Inc. 5.500%, due 12/01/21[2]		125,000	127,188
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.625%, due 10/15/23[2,3]		150,000	129,188
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2,3]		50,000	51,750
Polaris Intermediate Corp. 8.500% Cash or 9.250% PIK, 8.500%, due 12/01/22[3,6]		300,000	310,125
Select Medical Corp. 6.375%, due 06/01/21		250,000	252,500
Tenet Healthcare Corp. 4.625%, due 07/15/24[2]		175,000	169,531
5.500%, due 03/01/19		1,000,000	1,010,000
7.500%, due 01/01/22[3]		125,000	130,938
8.125%, due 04/01/22[2]		25,000	26,625
Teva Pharmaceutical Finance Netherlands II BV 0.375%, due 07/25/20[4]	EUR	400,000	460,893
1.625%, due 10/15/28[4]	EUR	1,025,000	975,421
3.250%, due 04/15/22	EUR	175,000	213,318
4.500%, due 03/01/25	EUR	100,000	123,928
Teva Pharmaceutical Finance Netherlands III BV 6.000%, due 04/15/24[2]		1,050,000	1,086,452

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
Unilabs Subholding AB 5.750%, due 05/15/25[3]	EUR	175,000	$196,650
Universal Hospital Services, Inc. 7.625%, due 08/15/20		350,000	350,493
Valeant Pharmaceuticals International 8.500%, due 01/31/27[3]		150,000	154,050
West Street Merger Sub, Inc. 6.375%, due 09/01/25[2,3]		300,000	291,750
			19,827,807
Hotels, restaurants & leisure—2.48%
Boyne USA, Inc. 7.250%, due 05/01/25[2,3]		250,000	261,250
Carlson Travel, Inc. 3 mo. Euribor + 4.750%, 4.750%, due 06/15/23[4,7]	EUR	550,000	632,209
9.500%, due 12/15/24[2,3]		200,000	183,750
CCM Merger, Inc. 6.000%, due 03/15/22[3]		200,000	203,500
Churchill Downs, Inc. 4.750%, due 01/15/28[3]		150,000	140,625
Constellation Merger Sub, Inc. 8.500%, due 09/15/25[3]		275,000	259,875
CPUK Finance Ltd. 4.250%, due 08/28/22[3]	GBP	350,000	457,874
4.875%, due 08/28/25[4]	GBP	200,000	261,409
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, due 02/15/23[3]		225,000	224,935
Eldorado Resorts, Inc. 6.000%, due 04/01/25		375,000	378,750
7.000%, due 08/01/23		375,000	394,118
FelCor Lodging LP 6.000%, due 06/01/25		1,575,000	1,610,437
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[3]		225,000	238,500
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25		100,000	101,839
5.375%, due 04/15/26		100,000	101,610
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[3]		300,000	297,000
LTF Merger Sub, Inc. 8.500%, due 06/15/23[3]		1,217,000	1,268,722
NCL Corp. Ltd. 4.750%, due 12/15/21[3]		50,000	50,063
Silversea Cruise Finance Ltd. 7.250%, due 02/01/25[3]		200,000	216,500
The Enterprise Development Authority 12.000%, due 07/15/24[3]		200,000	194,000
Thomas Cook Group PLC 6.250%, due 06/15/22[3]	EUR	350,000	433,317
Viking Cruises Ltd. 5.875%, due 09/15/27[3]		50,000	49,125
VOC Escrow Ltd. 5.000%, due 02/15/28[3]		50,000	47,875
	Face amount[1]		Value
Corporate bonds—(continued)
Hotels, restaurants & leisure—(concluded)
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[3]		225,000	$211,525
Wynn Macau Ltd. 4.875%, due 10/01/24[3]		200,000	190,750
5.500%, due 10/01/27[2,3]		400,000	383,080
			8,792,638
Insurance—1.14%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[3]		375,000	339,375
Ardonagh Midco 3 PLC 8.375%, due 07/15/23[3]	GBP	525,000	696,324
8.625%, due 07/15/23[3]		400,000	410,000
AssuredPartners, Inc. 7.000%, due 08/15/25[3]		250,000	241,250
Fidelity & Guaranty Life Holdings, Inc. 5.500%, due 05/01/25[3]		275,000	266,406
FWD Ltd. (fixed, converts to FRN on 01/24/22), 6.250%, due 01/24/22[4,5]		800,000	782,051
Genworth Financial, Inc. 7.625%, due 09/24/21		50,000	52,000
Genworth Holdings, Inc. 7.700%, due 06/15/20[2]		50,000	51,750
HUB International Ltd. 7.000%, due 05/01/26[3]		75,000	75,281
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	283,511
USIS Merger Sub, Inc. 6.875%, due 05/01/25[3]		350,000	345,625
Wand Merger Corp. 8.125%, due 07/15/23[3]		300,000	311,715
9.125%, due 07/15/26[3]		175,000	183,750
			4,039,038
Lodging—0.33%
Caesars Resort Collection LLC/ CRC Finco, Inc. 5.250%, due 10/15/25[3]		475,000	457,187
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 10.250%, due 11/15/22[3]		250,000	270,938
NH Hotel Group SA 3.750%, due 10/01/23[4]	EUR	350,000	428,521
			1,156,646
Machinery—0.42%
Orano SA 4.875%, due 09/23/24	EUR	750,000	933,141
Vertiv Group Corp. 9.250%, due 10/15/24[2,3]		250,000	246,563
Welbilt, Inc. 9.500%, due 02/15/24		275,000	300,437
			1,480,141

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-construction & mining—0.15%
BlueLine Rental Finance Corp./ BlueLine Rental LLC 9.250%, due 03/15/24[3]		350,000	$369,687
BWX Technologies, Inc. 5.375%, due 07/15/26[3]		100,000	101,500
Terex Corp. 5.625%, due 02/01/25[3]		50,000	49,953
			521,140
Manufacturing-diversified—1.16%
Apergy Corp. 6.375%, due 05/01/26[3]		75,000	76,500
Bombardier, Inc. 6.000%, due 10/15/22[3]		675,000	679,219
6.125%, due 01/15/23[3]		350,000	354,812
7.500%, due 12/01/24[3]		375,000	398,906
7.500%, due 03/15/25[2,3]		125,000	131,250
8.750%, due 12/01/21[3]		275,000	303,531
Cloud Crane LLC 10.125%, due 08/01/24[3]		350,000	378,000
CMF SpA 9.000%, due 06/15/22[4]	EUR	200,000	208,144
FXI Holdings, Inc. 7.875%, due 11/01/24[3]		150,000	146,250
Galapagos SA 5.375%, due 06/15/21[4]	EUR	275,000	273,336
JPW Industries Holding Corp. 9.000%, due 10/01/24[3]		150,000	152,813
Koppers, Inc. 6.000%, due 02/15/25[3]		75,000	75,150
Mueller Water Products, Inc. 5.500%, due 06/15/26[3]		75,000	75,469
Norican A/S 4.500%, due 05/15/23[4]	EUR	350,000	376,756
SPX FLOW, Inc. 5.625%, due 08/15/24[3]		175,000	173,687
5.875%, due 08/15/26[2,3]		175,000	175,000
Tennant Co. 5.625%, due 05/01/25		125,000	124,375
			4,103,198
Media—3.29%
AMC Entertainment Holdings, Inc. 5.750%, due 06/15/25[2]		75,000	73,969
5.875%, due 02/15/22[2]		75,000	76,313
6.125%, due 05/15/27[2]		300,000	291,000
6.375%, due 11/15/24	GBP	600,000	797,374
Carmike Cinemas, Inc. 6.000%, due 06/15/23[3]		300,000	304,500
Cinemark USA, Inc. 5.125%, due 12/15/22		375,000	376,875
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	283,560
7.625%, due 03/15/20		1,323,000	1,325,911
7.625%, due 03/15/20[2]		127,000	126,365
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
CSC Holdings LLC 8.625%, due 02/15/19		150,000	$153,937
DISH DBS Corp. 5.000%, due 03/15/23[2]		475,000	410,875
5.125%, due 05/01/20		200,000	198,500
5.875%, due 11/15/24		25,000	20,844
7.750%, due 07/01/26[2]		550,000	480,562
Gray Television, Inc. 5.125%, due 10/15/24[2,3]		225,000	216,000
5.875%, due 07/15/26[2,3]		525,000	513,187
iHeartCommunications, Inc. 12.000% Cash, 2.000% PIK, 14.000%, due 02/01/21[6,8,11]		415,467	55,049
Meredith Corp. 6.875%, due 02/01/26[3]		25,000	25,188
National CineMedia LLC 5.750%, due 08/15/26		75,000	69,563
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[3]		500,000	492,500
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	462,375
Salem Media Group, Inc. 6.750%, due 06/01/24[3]		75,000	67,875
Sinclair Television Group, Inc. 5.125%, due 02/15/27[2,3]		150,000	139,125
5.875%, due 03/15/26[3]		225,000	221,766
6.125%, due 10/01/22		142,000	144,485
Sirius XM Radio, Inc. 3.875%, due 08/01/22[2,3]		350,000	339,937
4.625%, due 05/15/23[3]		25,000	24,625
5.000%, due 08/01/27[3]		25,000	23,750
6.000%, due 07/15/24[3]		50,000	51,688
TEGNA, Inc. 6.375%, due 10/15/23		125,000	129,063
Tele Columbus AG 3.875%, due 05/02/25[3]	EUR	400,000	449,685
Telenet Finance Luxembourg Notes Sarl 3.500%, due 03/01/28[3]	EUR	300,000	335,405
3.500%, due 03/01/28[4]	EUR	200,000	223,603
5.500%, due 03/01/28[3]		200,000	182,500
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[4]	EUR	90,000	111,686
The EW Scripps Co. 5.125%, due 05/15/25[3]		225,000	211,711
Townsquare Media, Inc. 6.500%, due 04/01/23[2,3]		300,000	275,250
Univision Communications, Inc. 6.750%, due 09/15/22[2,3]		226,000	230,802
Urban One, Inc. 9.250%, due 02/15/20[2,3]		150,000	146,625
VTR Finance BV 6.875%, due 01/15/24[4]		400,000	413,460
Ziggo Bond Finance BV 4.625%, due 01/15/25[4]	EUR	600,000	697,225
6.000%, due 01/15/27[3]		500,000	457,500
			11,632,213

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Metals—0.73%
Cia Brasileira de Aluminio 4.750%, due 06/17/24[4]		1,100,000	$1,064,250
Coeur Mining, Inc. 5.875%, due 06/01/24		150,000	144,000
Constellium NV 4.250%, due 02/15/26[3]	EUR	125,000	145,835
6.625%, due 03/01/25[2,3]		500,000	509,845
Ferroglobe PLC/Globe Specialty Metals, Inc. 9.375%, due 03/01/22[2,3]		150,000	154,313
Vedanta Resources PLC 6.375%, due 07/30/22[3]		300,000	294,750
8.250%, due 06/07/21[3]		250,000	262,862
			2,575,855
Metals & mining—2.86%
AK Steel Corp. 7.625%, due 10/01/21		175,000	178,062
Alcoa Nederland Holding BV 6.125%, due 05/15/28[2,3]		200,000	206,000
7.000%, due 09/30/26[3]		600,000	648,000
Aleris International, Inc. 10.750%, due 07/15/23[2,3]		125,000	132,969
Anglo American Capital PLC 4.125%, due 09/27/22[3]		400,000	400,221
ArcelorMittal 6.125%, due 06/01/25		100,000	108,320
6.750%, due 03/01/41[9]		75,000	83,344
Baffinland Iron Mines Corp./ Baffinland Iron Mines LP 8.750%, due 07/15/26[3]		175,000	175,219
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[3]		175,000	182,000
Cleveland-Cliffs, Inc. 5.750%, due 03/01/25[2]		350,000	339,500
First Quantum Minerals Ltd. 6.500%, due 03/01/24[3]		1,000,000	973,750
6.875%, due 03/01/26[2,3]		200,000	195,250
7.000%, due 02/15/21[3]		75,000	75,750
7.250%, due 04/01/23[3]		200,000	201,250
Fortune Star BVI Ltd. 5.250%, due 03/23/22[4]		300,000	283,751
Freeport-McMoRan, Inc. 3.100%, due 03/15/20		75,000	74,063
5.400%, due 11/14/34		100,000	91,750
5.450%, due 03/15/43		400,000	355,200
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[3]		175,000	182,437
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, due 04/29/24[4]		400,000	413,500
Hecla Mining Co. 6.875%, due 05/01/21		275,000	276,719
Hudbay Minerals, Inc. 7.250%, due 01/15/23[2,3]		125,000	128,594
7.625%, due 01/15/25[2,3]		100,000	103,375
IAMGOLD Corp. 7.000%, due 04/15/25[3]		225,000	229,725
	Face amount[1]		Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Kinross Gold Corp. 5.125%, due 09/01/21[2]		175,000	$180,852
Metinvest BV 7.750%, due 04/23/23[3]		600,000	580,458
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[3]		100,000	101,500
Northwest Acquisitions ULC/ Dominion Finco, Inc. 7.125%, due 11/01/22[3]		25,000	24,938
Novelis Corp. 5.875%, due 09/30/26[3]		125,000	119,844
6.250%, due 08/15/24[3]		150,000	150,375
Park-Ohio Industries, Inc. 6.625%, due 04/15/27[2]		100,000	101,000
Petra Diamonds US Treasury PLC 7.250%, due 05/01/22[3]		200,000	191,000
Teck Resources Ltd. 3.750%, due 02/01/23[2]		125,000	123,437
4.500%, due 01/15/21		100,000	101,500
4.750%, due 01/15/22[2]		350,000	360,500
5.200%, due 03/01/42		25,000	23,063
6.000%, due 08/15/40		475,000	479,750
6.125%, due 10/01/35		25,000	26,063
6.250%, due 07/15/41		50,000	52,250
United States Steel Corp. 6.250%, due 03/15/26[2]		175,000	175,000
6.875%, due 08/15/25		250,000	255,617
Vale Overseas Ltd. 5.875%, due 06/10/21		250,000	264,250
Vallourec SA 2.250%, due 09/30/24[4]	EUR	200,000	190,312
6.375%, due 10/15/23[3]	EUR	125,000	145,343
6.625%, due 10/15/22[3]	EUR	375,000	453,024
			10,138,825
Oil & gas—11.80%
Aker BP ASA 5.875%, due 03/31/25[3]		150,000	153,750
Alta Mesa Holdings LP/ Alta Mesa Finance Services Corp. 7.875%, due 12/15/24		250,000	260,000
American Midstream Partners LP/ American Midstream Finance Corp. 9.250%, due 12/15/21[3,9]		175,000	173,250
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.375%, due 09/15/24		275,000	276,031
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 10.000%, due 04/01/22[3]		450,000	497,250
Blue Racer Midstream LLC/ Blue Racer Finance Corp. 6.125%, due 11/15/22[3]		325,000	329,160
6.625%, due 07/15/26[3]		75,000	75,563
Bristow Group, Inc. 8.750%, due 03/01/23[2,3]		125,000	122,500

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Bruin E&P Partners LLC 8.875%, due 08/01/23[3]	350,000	$352,933
Calfrac Holdings LP 8.500%, due 06/15/26[3]	250,000	241,562
California Resources Corp. 8.000%, due 12/15/22[3]	425,000	380,375
Callon Petroleum Co. 6.125%, due 10/01/24	475,000	482,125
6.375%, due 07/01/26[3]	200,000	201,750
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23[2]	150,000	152,625
7.500%, due 09/15/20	343,000	343,429
Chaparral Energy, Inc. 8.750%, due 07/15/23[3]	200,000	200,750
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25[2]	75,000	78,938
7.000%, due 06/30/24	300,000	328,312
Cheniere Energy Partners LP 5.250%, due 10/01/25	150,000	149,250
Chesapeake Energy Corp. 5.500%, due 09/15/26[9]	75,000	74,913
6.625%, due 08/15/20[2]	675,000	702,000
6.875%, due 11/15/20[2]	150,000	156,375
8.000%, due 01/15/25[2]	475,000	486,875
CNX Resources Corp. 5.875%, due 04/15/22	175,000	175,352
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 5.750%, due 04/01/25	50,000	50,500
6.250%, due 04/01/23[9]	1,345,000	1,371,900
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[3]	350,000	337,750
DCP Midstream Operating LP 5.375%, due 07/15/25[2]	100,000	102,125
Delek Logistics Partners LP/ Delek Logistics Finance Corp. 6.750%, due 05/15/25[2]	200,000	200,000
Denbury Resources, Inc. 6.375%, due 08/15/21	325,000	305,500
9.000%, due 05/15/21[3]	485,000	515,919
9.250%, due 03/31/22[2,3]	140,000	148,400
Diamond Offshore Drilling, Inc. 7.875%, due 08/15/25[2]	150,000	156,187
Diamondback Energy, Inc. 5.375%, due 05/31/25[3]	100,000	99,500
Eclipse Resources Corp. 8.875%, due 07/15/23	75,000	71,813
Energy Transfer Equity LP 4.250%, due 03/15/23	175,000	170,187
7.500%, due 10/15/20	825,000	880,687
Ensco PLC 5.750%, due 10/01/44[2]	75,000	54,563
7.750%, due 02/01/26	100,000	97,000
EP Energy LLC/ Everest Acquisition Finance, Inc. 6.375%, due 06/15/23	512,000	345,600
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
8.000%, due 02/15/25[3]	25,000	$19,063
9.375%, due 05/01/20	742,000	730,870
9.375%, due 05/01/24[3]	786,000	646,485
Exterran Energy Solutions LP/ EES Finance Corp. 8.125%, due 05/01/25	325,000	341,250
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[3]	100,000	97,000
7.375%, due 05/15/24[2,3]	100,000	105,000
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[2]	430,000	392,375
6.750%, due 06/15/23[2,9]	225,000	194,625
Ferrellgas Partners LP/ Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20	100,000	96,875
FTS International, Inc. 6.250%, due 05/01/22	375,000	373,954
Gazprom OAO Via Gaz Capital SA 4.950%, due 07/19/22[4]	400,000	405,080
Genesis Energy LP/ Genesis Energy Finance Corp. 6.250%, due 05/15/26	75,000	70,500
6.500%, due 10/01/25	125,000	120,938
Global Marine, Inc. 7.000%, due 06/01/28	100,000	101,000
Gulfport Energy Corp. 6.000%, due 10/15/24[2]	100,000	96,500
6.375%, due 05/15/25	150,000	146,250
6.375%, due 01/15/26	150,000	145,125
Halcon Resources Corp. 6.750%, due 02/15/25[2]	175,000	162,312
Hess Infrastructure Partners LP/ Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[3]	225,000	226,125
HighPoint Operating Corp. 7.000%, due 10/15/22	125,000	125,469
Holly Energy Partners LP/ Holly Energy Finance Corp. 6.000%, due 08/01/24[3]	175,000	179,163
Indigo Natural Resources LLC 6.875%, due 02/15/26[3]	200,000	193,500
Jonah Energy LLC/ Jonah Energy Finance Corp. 7.250%, due 10/15/25[2,3]	150,000	124,125
Jones Energy Holdings LLC/ Jones Energy Finance Corp. 9.250%, due 03/15/23	200,000	126,000
9.250%, due 03/15/23[3]	125,000	126,562
KazMunayGas National Co. JSC 4.400%, due 04/30/23[4]	850,000	853,641
4.750%, due 04/19/27[4]	625,000	626,750
KCA Deutag UK Finance PLC 9.625%, due 04/01/23[3]	200,000	200,750
Laredo Petroleum, Inc. 5.625%, due 01/15/22	275,000	274,656

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[3]		275,000	$276,636
McDermott Technology Americas, Inc./ McDermott Technology US, Inc. 10.625%, due 05/01/24[3]		175,000	181,562
MEG Energy Corp. 6.375%, due 01/30/23[3]		750,000	676,875
7.000%, due 03/31/24[3]		250,000	225,625
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[3]		525,000	511,875
Murphy Oil Corp. 4.450%, due 12/01/22[2,9]		1,050,000	1,037,809
Nabors Industries, Inc. 4.625%, due 09/15/21[2]		75,000	73,688
5.000%, due 09/15/20[2]		225,000	226,125
Noble Holding International Ltd. 6.200%, due 08/01/40		50,000	36,750
7.750%, due 01/15/24[2]		750,000	727,500
7.875%, due 02/01/26[2,3]		175,000	179,812
8.950%, due 04/01/45[9]		25,000	23,000
Oasis Petroleum, Inc. 6.250%, due 05/01/26[2,3]		125,000	125,625
6.500%, due 11/01/21		375,000	381,562
Paramount Resources Ltd. 6.875%, due 06/30/23[3]		275,000	284,625
Parker Drilling Co. 6.750%, due 07/15/22[2]		125,000	101,875
7.500%, due 08/01/20[2]		75,000	67,313
Parkland Fuel Corp. 6.000%, due 04/01/26[3]		75,000	73,969
Parsley Energy LLC/Parsley Finance Corp. 5.625%, due 10/15/27[3]		100,000	99,250
6.250%, due 06/01/24[3]		175,000	182,000
PDC Energy, Inc. 6.125%, due 09/15/24		225,000	225,844
Petrobras Global Finance BV 4.375%, due 05/20/23		1,225,000	1,180,287
5.299%, due 01/27/25[4]		600,000	574,500
5.999%, due 01/27/28[4]		300,000	283,800
6.125%, due 01/17/22		720,000	746,424
6.250%, due 12/14/26	GBP	100,000	135,834
7.250%, due 03/17/44		370,000	363,525
7.375%, due 01/17/27		685,000	711,715
Precision Drilling Corp. 5.250%, due 11/15/24		75,000	71,625
6.500%, due 12/15/21		67,906	69,094
7.125%, due 01/15/26[2,3]		200,000	205,250
7.750%, due 12/15/23[2]		75,000	79,313
QEP Resources, Inc. 5.625%, due 03/01/26[2]		125,000	120,313
Range Resources Corp. 5.000%, due 08/15/22		75,000	73,500
5.000%, due 03/15/23[2]		125,000	119,844
5.750%, due 06/01/21		275,000	281,187
5.875%, due 07/01/22		500,000	502,500
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Resolute Energy Corp. 8.500%, due 05/01/20	475,000	$475,891
Rowan Cos., Inc. 7.375%, due 06/15/25[2]	325,000	313,219
Sanchez Energy Corp. 6.125%, due 01/15/23[2]	825,000	568,219
7.750%, due 06/15/21[2]	575,000	497,375
Sandridge Energy, Inc. 7.500%, due 03/15/21[8,10,11,13,15]	1,425,000	0
SESI LLC 7.125%, due 12/15/21	125,000	126,875
7.750%, due 09/15/24	275,000	283,937
Seven Generations Energy Ltd. 5.375%, due 09/30/25[3]	200,000	192,000
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[3]	175,000	177,625
SM Energy Co. 5.625%, due 06/01/25[2]	175,000	170,625
6.125%, due 11/15/22[2]	425,000	435,625
6.500%, due 01/01/23[2]	200,000	203,000
6.750%, due 09/15/26[2]	275,000	279,812
Southwestern Energy Co. 4.100%, due 03/15/22[2]	475,000	451,250
6.200%, due 01/23/25[2,9]	25,000	24,656
7.500%, due 04/01/26[2]	25,000	25,938
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[4]	800,000	796,000
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.500%, due 08/15/22	675,000	668,250
5.750%, due 04/15/25	175,000	168,875
Summit Midstream Partners LP (fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[5]	350,000	348,250
Sunoco LP/Sunoco Finance Corp. 4.875%, due 01/15/23[2,3]	300,000	294,816
5.500%, due 02/15/26[3]	50,000	47,563
Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[3]	75,000	76,875
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 5.125%, due 02/01/25	50,000	50,125
6.750%, due 03/15/24[2]	50,000	52,750
Transocean Guardian Ltd. 5.875%, due 01/15/24[3]	50,000	50,563
Transocean Pontus Ltd. 6.125%, due 08/01/25[3]	75,000	76,407
Transocean, Inc. 5.800%, due 10/15/22[2,9]	175,000	172,594
7.500%, due 01/15/26[3]	350,000	357,875
9.000%, due 07/15/23[3]	375,000	405,000
9.350%, due 12/15/41[9]	450,000	448,875
Trinidad Drilling Ltd. 6.625%, due 02/15/25[3]	200,000	194,000

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Tullow Oil PLC 6.250%, due 04/15/22[3]	400,000	$397,000
7.000%, due 03/01/25[3]	200,000	194,750
USA Compression Partners LP/ USA Compression Finance Corp. 6.875%, due 04/01/26[3]	225,000	231,469
Vermilion Energy, Inc. 5.625%, due 03/15/25[3]	225,000	222,050
Vine Oil & Gas LP/ Vine Oil & Gas Finance Corp. 8.750%, due 04/15/23[3]	275,000	254,375
Weatherford International LLC 6.800%, due 06/15/37[2]	75,000	59,438
9.875%, due 03/01/25[2,3]	125,000	126,250
Weatherford International Ltd. 5.125%, due 09/15/20	100,000	101,000
7.750%, due 06/15/21[2]	125,000	128,437
8.250%, due 06/15/23[2]	100,000	99,250
9.875%, due 02/15/24[2]	425,000	431,375
Whiting Petroleum Corp. 5.750%, due 03/15/21[2]	550,000	561,000
WildHorse Resource Development Corp. 6.875%, due 02/01/25[3]	125,000	126,562
6.875%, due 02/01/25	350,000	354,375
WPX Energy, Inc. 5.750%, due 06/01/26	150,000	150,375
6.000%, due 01/15/22	37,000	38,388
		41,753,632
Oil services—0.26%
Citgo Holding, Inc. 10.750%, due 02/15/20[2,3]	250,000	266,013
CITGO Petroleum Corp. 6.250%, due 08/15/22[2,3]	655,000	659,912
		925,925
Paper & forest products—0.37%
Appvion, Inc. 9.000%, due 06/01/20[3,8,11]	650,000	9,750
Mercer International, Inc. 6.500%, due 02/01/24	175,000	178,938
Suzano Austria GmbH 7.000%, due 03/16/47[3]	600,000	640,500
7.000%, due 03/16/47[4]	450,000	480,375
		1,309,563
Pipelines—1.09%
Andeavor Logistics LP/ Tesoro Logistics Finance Corp. 5.250%, due 01/15/25	50,000	51,684
CNX Midstream Partners LP/ CNX Midstream Finance Corp. 6.500%, due 03/15/26[3]	125,000	122,500
Martin Midstream Partners LP/ Martin Midstream Finance Corp. 7.250%, due 02/15/21	450,000	443,250
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
NGPL PipeCo LLC 4.375%, due 08/15/22[3]		250,000	$250,625
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23		400,000	407,000
Plains All American Pipeline LP (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[5]		150,000	145,875
Rockies Express Pipeline LLC 6.875%, due 04/15/40[3]		75,000	87,000
SemGroup Corp. 7.250%, due 03/15/26		200,000	199,500
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 07/15/22		475,000	467,875
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 5.875%, due 04/15/26[3]		125,000	127,500
The Williams Cos., Inc. 3.700%, due 01/15/23		425,000	416,105
4.550%, due 06/24/24		100,000	100,500
7.875%, due 09/01/21		325,000	360,750
TransMontaigne Partners LP/ TLP Finance Corp. 6.125%, due 02/15/26		100,000	98,750
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[3]		600,000	563,820
			3,842,734
Real estate investment trusts—3.82%
ADLER Real Estate AG 1.500%, due 12/06/21[4]	EUR	325,000	382,469
China Aoyuan Property Group Ltd. 5.375%, due 09/13/22[4]		300,000	264,159
6.350%, due 01/11/20[4]		200,000	197,196
6.525%, due 04/25/19[4]		250,000	250,375
China Evergrande Group 7.500%, due 06/28/23[4]		500,000	460,472
8.750%, due 06/28/25[4]		200,000	185,615
9.500%, due 03/29/24[4]		850,000	824,912
China SCE Property Holdings Ltd. 5.875%, due 03/10/22[4]		200,000	181,561
10.000%, due 07/02/20[4]		600,000	626,386
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[4,8]		900,000	832,752
Country Garden Holdings Co. Ltd. 4.750%, due 07/25/22[4]		300,000	283,878
Crescent Communities LLC/ Crescent Ventures, Inc. 8.875%, due 10/15/21[3]		319,000	337,885
Equinix, Inc. 5.750%, due 01/01/25		100,000	103,125
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[4]		400,000	333,006
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[3]		50,000	48,500
iStar, Inc. 4.625%, due 09/15/20		175,000	173,469
5.250%, due 09/15/22[2]		50,000	48,750

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Jababeka International BV 6.500%, due 10/05/23[4]		400,000	$346,193
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		525,000	511,875
Logan Property Holdings Co. Ltd. 5.750%, due 01/03/22[4]		200,000	185,055
MPT Operating Partnership LP/ MPT Finance Corp. 6.375%, due 03/01/24		325,000	341,250
New Metro Global Ltd. 5.000%, due 08/08/22[4]		500,000	445,181
6.500%, due 04/23/21[4]		300,000	292,576
Realogy Group LLC/Realogy Co-Issuer Corp. 4.500%, due 04/15/19[3]		225,000	225,562
4.875%, due 06/01/23[3]		500,000	465,500
RKI Overseas Finance Ltd. 4.700%, due 09/06/21[4]		300,000	276,075
SBA Communications Corp. 4.000%, due 10/01/22		325,000	314,541
Shimao Property Holdings Ltd. 8.375%, due 02/10/22[4]		500,000	525,032
Starwood Property Trust, Inc. 4.750%, due 03/15/25[2,3]		125,000	123,437
Summit Germany Ltd. 2.000%, due 01/31/25[3]	EUR	450,000	495,489
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[4]	GBP	631,803	954,549
The GEO Group, Inc. 6.000%, due 04/15/26		200,000	195,000
Times China Holdings Ltd. 5.750%, due 04/26/22[4]		200,000	177,564
6.250%, due 01/23/20[4]		600,000	594,796
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC 7.125%, due 12/15/24[2,3]		250,000	227,500
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[4]		500,000	495,127
Yuzhou Properties Co. Ltd. 6.000%, due 01/25/22[4]		650,000	601,431
6.375%, due 03/06/21[4]		200,000	194,111
			13,522,354
Retail—2.62%
1011778 BC ULC/New Red Finance, Inc. 5.000%, due 10/15/25[3]		150,000	143,812
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[3]		475,000	460,949
6.625%, due 09/27/23[4]		200,000	209,920
Asbury Automotive Group, Inc. 6.000%, due 12/15/24		100,000	99,500
Beacon Roofing Supply, Inc. 4.875%, due 11/01/25[3]		125,000	116,444
6.375%, due 10/01/23		250,000	258,750
Carrols Restaurant Group, Inc. 8.000%, due 05/01/22		25,000	26,094
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Cumberland Farms, Inc. 6.750%, due 05/01/25[3]		75,000	$75,469
EVOCA SpA 7.000%, due 10/15/23[4]	EUR	400,000	494,812
FirstCash, Inc. 5.375%, due 06/01/24[3]		125,000	124,375
Golden Nugget, Inc. 6.750%, due 10/15/24[3]		600,000	598,500
8.750%, due 10/01/25[2,3]		225,000	233,437
Group 1 Automotive, Inc. 5.250%, due 12/15/23[3]		175,000	170,625
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[4]		850,000	906,312
7.875%, due 04/01/24[3]		250,000	266,562
H&E Equipment Services, Inc. 5.625%, due 09/01/25		300,000	296,250
IRB Holding Corp. 6.750%, due 02/15/26[3]		275,000	261,250
JC Penney Corp., Inc. 6.375%, due 10/15/36		150,000	82,875
8.625%, due 03/15/25[2,3]		200,000	168,500
Lithia Motors, Inc. 5.250%, due 08/01/25[3]		125,000	119,375
Matalan Finance PLC 6.750%, due 01/31/23[3]	GBP	450,000	550,513
9.500%, due 01/31/24[3]	GBP	150,000	179,951
Nathan's Famous, Inc. 6.625%, due 11/01/25[3]		125,000	125,625
Neiman Marcus Group Ltd. LLC 8.000%, due 10/15/21[3]		75,000	47,250
8.750% Cash or 9.500% PIK, 8.750%, due 10/15/21[3,6]		125,000	79,063
Party City Holdings, Inc. 6.625%, due 08/01/26[3,12]		75,000	75,188
Penske Automotive Group, Inc. 3.750%, due 08/15/20		125,000	123,437
Rite Aid Corp. 7.700%, due 02/15/27		75,000	64,969
rue21, Inc. 9.000%, due 10/15/21[3,8,11,13]		250,000	313
Shop Direct Funding PLC 7.750%, due 11/15/22[3]	GBP	425,000	490,887
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	257,125
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 5.500%, due 06/01/24		1,800,000	1,746,000
The Hillman Group, Inc. 6.375%, due 07/15/22[2,3]		200,000	191,194
The Scotts Miracle-Gro Co. 6.000%, due 10/15/23		225,000	231,750
			9,277,076

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(continued)
Software—0.06%
MSCI, Inc. 4.750%, due 08/01/26[3]		175,000	$172,812
5.375%, due 05/15/27[2,3]		25,000	25,188
			198,000
Software & services—0.03%
Ascend Learning LLC 6.875%, due 08/01/25[3]		100,000	101,250
Specialty retail—0.31%
CBR Fashion Finance BV 5.125%, due 10/01/22[3]	EUR	275,000	285,791
L Brands, Inc. 5.250%, due 02/01/28[2]		50,000	44,094
6.750%, due 07/01/36		225,000	190,125
Takko Luxembourg 2 SCA 5.375%, due 11/15/23[3]	EUR	150,000	160,569
3 mo. Euribor + 5.375%, 5.375%, due 11/15/23[3,7]	EUR	275,000	298,659
Takko Luxembourg 2 SCA MTN 5.375%, due 11/15/23[4]	EUR	100,000	107,046
			1,086,284
Telecom-integrated/services—0.22%
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		300,000	285,750
Intelsat Luxembourg SA 8.125%, due 06/01/23		590,000	505,925
			791,675
Telecommunication services—1.95%
Altice Financing SA 7.500%, due 05/15/26[3]		200,000	194,720
Altice Finco SA 4.750%, due 01/15/28[4]	EUR	750,000	761,508
Altice Luxembourg SA 6.250%, due 02/15/25[4]	EUR	700,000	795,012
7.750%, due 05/15/22[2,3]		1,600,000	1,592,000
Block Communications, Inc. 6.875%, due 02/15/25[3]		250,000	248,750
CommScope Technologies LLC 6.000%, due 06/15/25[3]		725,000	746,750
Digicel Ltd. 6.000%, due 04/15/21[2,3]		125,000	115,625
6.750%, due 03/01/23[4]		500,000	431,250
eircom Finance DAC 4.500%, due 05/31/22[4]	EUR	425,000	507,560
Embarq Corp. 7.995%, due 06/01/36		375,000	352,500
Level 3 Parent LLC 5.750%, due 12/01/22		175,000	175,656
Matterhorn Telecom Holding SA 4.875%, due 05/01/23[4]	EUR	550,000	650,539
Nokia of America Corp. Alcatel-Lucent USA Inc, 6.450%, due 03/15/29		100,000	102,500
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunication services—(concluded)
Qualitytech LP/QTS Finance Corp. 4.750%, due 11/15/25[3]		125,000	$118,437
Xplornet Communications, Inc. 9.625% Cash or 10.625% PIK, 9.625%, due 06/01/22[3,6]		110,938	113,157
			6,905,964
Telecommunications equipment—0.07%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/25		250,000	247,421
Telephone-integrated—1.87%
Frontier Communications Corp. 8.500%, due 04/01/26[2,3]		150,000	144,000
10.500%, due 09/15/22[2]		1,150,000	1,043,625
11.000%, due 09/15/25[2]		225,000	182,250
Level 3 Financing, Inc. 5.375%, due 08/15/22		125,000	125,313
5.625%, due 02/01/23		250,000	251,875
Sprint Capital Corp. 8.750%, due 03/15/32		2,170,000	2,335,462
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	500,000	807,631
Virgin Media Finance PLC 5.750%, due 01/15/25[3]		200,000	187,750
6.000%, due 10/15/24[3]		400,000	390,000
6.375%, due 04/15/23[3]		200,000	205,500
Virgin Media Receivables Financing Notes I DAC 5.500%, due 09/15/24[4]	GBP	725,000	944,415
			6,617,821
Trading companies & distributors—0.28%
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC 5.375%, due 05/01/23[3]	EUR	300,000	350,472
Golden Legacy Pte Ltd. 6.875%, due 03/27/24[3]		250,000	228,877
8.250%, due 06/07/21[4]		400,000	403,085
			982,434
Transportation services—0.20%
XPO Logistics, Inc. 6.125%, due 09/01/23[3]		225,000	231,188
6.500%, due 06/15/22[2,3]		469,000	481,897
			713,085
Wireless telecommunication services—2.88%
Avaya, Inc. 7.000%, due 04/01/19[3,8,10,11,13]		500,000	0
9.000%, due 04/01/19[3,8,10,11,13]		225,000	0
CenturyLink, Inc. 5.625%, due 04/01/20[2]		100,000	102,250
5.800%, due 03/15/22		50,000	49,938
6.750%, due 12/01/23[2]		200,000	205,000
7.600%, due 09/15/39		1,000,000	830,000

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Cogent Communications Group, Inc. 5.375%, due 03/01/22[3]		150,000	$153,000
Digicel Group Ltd. 8.250%, due 09/30/20[3]		1,550,000	1,127,625
eDreams ODIGEO SA 8.500%, due 08/01/21[4]	EUR	160,230	194,901
Intelsat Jackson Holdings SA 7.250%, due 10/15/20		275,000	276,031
9.750%, due 07/15/25[3]		375,000	400,781
Match Group, Inc. 6.375%, due 06/01/24		425,000	449,438
Netflix, Inc. 3.625%, due 05/15/27	EUR	500,000	574,735
4.875%, due 04/15/28[3]		350,000	331,188
5.375%, due 02/01/21		125,000	128,281
5.500%, due 02/15/22		50,000	51,563
5.875%, due 02/15/25[2]		150,000	153,780
5.875%, due 11/15/28[3]		50,000	50,125
Nokia OYJ 3.375%, due 06/12/22		75,000	72,375
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, due 02/15/25[2,3]		200,000	187,000
Sable Intrenational Finance Ltd. 6.875%, due 08/01/22[3]		400,000	418,000
Sprint Communications, Inc. 9.250%, due 04/15/22		225,000	253,125
Sprint Corp. 7.875%, due 09/15/23		450,000	479,812
T-Mobile USA, Inc. 4.000%, due 04/15/22[2]		175,000	173,031
4.500%, due 02/01/26[2]		175,000	164,500
4.750%, due 02/01/28		125,000	115,900
5.125%, due 04/15/25		25,000	25,110
6.000%, due 03/01/23		225,000	231,750
United Group BV 4.875%, due 07/01/24[4]	EUR	900,000	1,073,779
Windstream Services LLC/ Windstream Finance Corp. 6.375%, due 08/01/23[2,3]		54,000	31,320
7.750%, due 10/15/20		300,000	270,000
7.750%, due 10/01/21		46,000	36,800
8.625%, due 10/31/25[3]		102,000	95,370
WTT Investment Ltd. 5.500%, due 11/21/22[4]		500,000	481,502
Yell Bondco PLC 8.500%, due 05/02/23[3]	GBP	250,000	321,575
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[3]		500,000	495,000
6.000%, due 04/01/23		175,000	178,938
			10,183,523
Total corporate bonds (cost—$335,757,188)			331,736,621
Non-US government obligations—0.59%
Argentine Republic Government International Bond 5.875%, due 01/11/28		150,000	125,702
	Face amount[1]	Value
Non-US government obligations—(concluded)
Qatar Government International Bond 3.875%, due 04/23/23[4]	300,000	$301,110
Russian Foreign Bond 4.875%, due 09/16/23[4]	1,600,000	1,668,000
Total non-US government obligations (cost—$2,081,139)		2,094,812
Loan assignments—2.67%
Auto manufacturers—0.10%
Navistar International Corp. 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 3.500%, 5.600%, due 11/06/24[7]	348,063	348,063
Building & construction—0.02%
Ply Gem Industries, Inc. 2018 Term Loan, 3 mo. USD LIBOR + 3.750%, 6.087%, due 04/12/25[7]	75,000	75,070
Building materials—0.01%
Forterra Finance LLC 2017 Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.077%, due 10/25/23[7]	24,686	23,010
Chemicals—0.09%
Consolidated Energy Finance SA Term Loan B, 1 mo. USD LIBOR + 2.500%, 4.597%, due 05/07/25[7]	225,000	224,437
Venator Materials Corp. Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.077%, due 08/08/24[7]	99,250	98,878
		323,315
Commercial services—0.13%
National Intergovernmental Purchasing Alliance Co. 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750%, 6.084%, due 05/23/25[7]	100,000	99,625
Parexel International Corp. Term Loan B, 1 mo. USD LIBOR + 2.750%, 4.827%, due 09/27/24[7]	148,875	148,354
PSAV Holdings LLC 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%, 5.350%, due 03/01/25[7]	24,938	24,735
USS Ultimate Holdings, Inc. 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%, 5.827%, due 08/25/24[7]	173,875	174,962
		447,676
Computer software & services—0.13%
Everi Payments, Inc. Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.077%, due 05/09/24[7]	272,250	273,102

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Loan assignments—(continued)
Computer software & services—(concluded)
Tempo Acquisition LLC Term Loan,
1 mo. USD LIBOR + 3.000%, 5.077%, due 05/01/24[7]	198,000	$198,107
		471,209
Containers & packaging—0.14%
Consolidated Container Co. LLC 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 2.750%, 4.827%, due 05/22/24[7]	148,877	148,908
Flex Acquisition Co., Inc. 1st Lien Term Loan, 3 mo. USD LIBOR + 3.000%, 5.337%, due 12/29/23[7]	345,625	344,948
		493,856
Entertainment—0.18%
Caesars Entertainment Operating Co. Exit Term Loan, 1 mo. USD LIBOR + 2.000%, 4.077%, due 10/06/24[7]	273,625	273,198
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 1 mo. USD LIBOR + 2.500%, 4.577%, due 02/01/24[7]	21,971	21,829
Gateway Casinos & Entertainment Ltd. 2018 Term Loan B, 6 mo. USD LIBOR + 3.000%, 5.473%, due 12/01/23[7]	200,000	200,562
Lions Gate Entertainment Corp. 2018 Term Loan B, 1 mo. USD LIBOR + 2.250%, 4.314%, due 03/24/25[7]	124,688	124,999
		620,588
Financial services—0.09%
Air Methods Corp. 2017 Term Loan B, 3 mo. USD LIBOR + 3.500%, 5.834%, due 04/21/24[7]	196,688	180,314
Seminole Tribe of Florida 2018 Term Loan B, 1 mo. USD LIBOR + 1.750%, 3.827%, due 07/08/24[7]	48,628	48,795
Werner Co. 2017 Term Loan, 1 mo. USD LIBOR + 4.000%, 6.092%, due 07/24/24[7]	74,438	72,762
		301,871
Food-wholesale—0.02%
Aramark Services, Inc. 2018 Term Loan B3, 3 mo. USD LIBOR + 1.750%, 4.084%, due 03/11/25[7]	74,813	74,875
	Face amount[1]	Value
Loan assignments—(continued)
Gaming—0.02%
Scientific Games International, Inc. 2018 Term Loan B5,
2 mo. USD LIBOR + 2.750%, 4.921%, due 08/14/24[7]	74,438	$74,449
Health care providers & services—0.02%
MPH Acquisition Holdings LLC 2016 Term Loan B, 0.000%, due 06/07/23[14]	75,000	74,981
Healthcare-services—0.08%
Davis Vision, Inc. 1st Lien Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.077%, due 12/02/24[7]	149,250	148,616
Surgery Center Holdings, Inc. 2017 Term Loan B, 1 mo. USD LIBOR + 3.250%, 5.330%, due 09/02/24[7]	124,063	124,036
		272,652
Hotels, restaurants & leisure—0.19%
LTF Merger Sub, Inc. 2017 Term Loan B, 3 mo. USD LIBOR + 2.750%, 5.057%, due 06/10/22[7]	687,006	687,198
Insurance—0.29%
Asurion LLC 2017 Term Loan B4, 1 mo. USD LIBOR + 3.000%, 5.077%, due 08/04/22[7]	825,584	825,139
Genworth Financial, Inc. Term Loan, 1 mo. USD LIBOR + 4.500%, 6.578%, due 03/07/23[7]	124,688	126,948
Hub International Ltd. 2018 Term Loan B, 0.000%, due 04/25/25[14]	75,000	74,925
		1,027,012
Lodging—0.08%
Golden Nugget, Inc. 2017 Incremental Term Loan, 1 mo. USD LIBOR + 2.750%, 4.827%, due 10/04/23[7]	98,992	99,253
RHP Hotel Properties LP 2017 Term Loan B, 3 mo. USD LIBOR + 2.000%, 4.340%, due 05/11/24[7]	172,064	171,892
		271,145
Machinery-construction & mining—0.02%
Terex Corp. 2018 Term Loan B, 3 mo. USD LIBOR + 2.000%, 4.334%, due 02/03/25[7]	74,063	74,063

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Face amount[1]	Value
Loan assignments—(continued)
Machinery-diversified—0.01%
Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%, 5.584%, due 07/19/24[7]	49,750	$49,688
Media—0.15%
Altice France SA 2018 Term Loan B13, 0.000%, due 07/13/26[14]	550,000	537,537
Media-publishing—0.05%
Meredith Corp. Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.077%, due 01/31/25[7]	174,563	174,974
Metals & mining—0.14%
Aleris International, Inc. 2018 Term Loan, 1 mo. USD LIBOR + 4.750%, 6.827%, due 02/08/23[7]	175,000	176,458
Big River Steel LLC Term Loan B, 3 mo. USD LIBOR + 5.000%, 7.334%, due 08/23/23[7]	74,251	75,365
Covia Holdings Corp. Term Loan, 3 mo. USD LIBOR + 3.750%, 6.050%, due 06/01/25[7]	100,000	100,000
Neenah Foundry Co. 2017 Term Loan, 2 mo. USD LIBOR + 6.500%, 8.671%, due 12/13/22[7]	146,250	144,787
		496,610
Oil & gas—0.39%
California Resources Corp. 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 4.750%, 6.831%, due 12/31/22[7]	675,000	685,685
Second Out Term Loan, 1 mo. USD LIBOR + 10.375%, 12.439%, due 12/31/21[7]	75,000	82,688
Chesapeake Energy Corp. Term Loan, 1 mo. USD LIBOR + 7.500%, 9.577%, due 08/23/21[7]	250,000	261,125
Keane Group Holdings LLC 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%, 5.822%, due 05/25/25[7]	75,000	74,250
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 5.000%, 7.077%, due 05/10/25[7]	199,500	200,597
Peabody Energy Corp. 2018 Term Loan,
	Face amount[1]	Value
Loan assignments—(concluded)
Oil & gas—(concluded)
1 mo. USD LIBOR + 2.750%, 4.827%, due 03/31/25[7]	81,954	$81,954
		1,386,299
Packaging & containers—0.04%
Berry Plastics Group, Inc. Term Loan R, 1 mo. USD LIBOR + 2.000%, 4.086%, due 01/19/24[7]	123,438	123,540
Pipelines—0.08%
BCP Renaissance Parent LLC 2017 Term Loan B, 3 mo. USD LIBOR + 3.500%, 5.842%, due 10/31/24[7]	275,000	276,031
Retail—0.06%
IRB Holding Corp. 1st Lien Term Loan, 2 mo. USD LIBOR + 3.250%, 5.347%, due 02/05/25[7]	49,875	50,166
LSF9 Cypress Holdings LLC 2018 Term Loan B, 0.000%, due 05/10/25[14]	175,000	174,673
		224,839
Retail-restaurants—0.06%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 1 mo. USD LIBOR + 2.250%, 4.327%, due 02/16/24[7]	148,121	147,967
Tacala LLC 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%, 5.327%, due 01/31/25[7]	74,813	74,925
		222,892
Wireless telecommunication services—0.08%
Radiate Holdco LLC 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%, 5.077%, due 02/01/24[7]	296,250	293,400
Total loan assignments (cost—$9,400,638)		9,446,843
	Number of shares
Common stocks—0.44%
Energy-exploration & production—0.10%
Chaparral Energy, Inc.*	16,834	307,220
Chaparral Energy, Inc.*,8,10	3,605	65,359
		372,579
Metals & mining—0.01%
Aleris International*,8,13	795	19,080
Oil, gas & consumable fuels—0.25%
Bonanza Creek Energy, Inc.*	11,869	441,527

PACE High Yield Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(concluded)
Oil, gas & consumable fuels—(concluded)
Denbury Resources, Inc.*	28,906	$130,366
Halcon Resources Corp.*,2	52,786	206,393
Linn Energy, Inc.*,8	2,353	97,885
Midstates Petroleum Co., Inc.*,13	404	5,296
SandRidge Energy, Inc.*	1,102	17,985
		899,452
Software—0.08%
Avaya Holdings Corp.*,2	13,087	269,331
Total common stocks (cost—$1,788,438)		1,560,442
Preferred stock—0.08%
Transportation infrastructure—0.08%
Seaspan Corp. 6.375%, due 04/30/19 (cost—$284,308)	11,327	285,893
	Number of warrants
Warrants—0.00%†
Oil & Gas—0.00%†
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,784	779
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*,8	1,172	293
		1,072
	Number of shares	Value
Warrants—(concluded)
Oil, gas & consumable fuels—0.00%†
Midstates Petroleum Co., Inc. strike price $24.00, expires 04/21/20*,8	2,872	$1
Total warrants (cost—$0)		1,073
Short-term investment—0.99%
Investment companies—0.99%
State Street Institutional U.S. Government Money Market Fund (cost—$3,487,096)	3,487,096	3,487,096
Investment of cash collateral from securities loaned—10.71%
Money market fund—10.71%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$37,901,428)	37,901,428	37,901,428
Total investments (cost—$390,700,235)—109.20%		386,514,208
Liabilities in excess of other assets—(9.20)%		(32,574,224)
Net assets—100.00%		$353,939,984

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	USD	151,000	EUR	128,897	08/01/18	$(275)
SSC	USD	91,035	EUR	77,870	08/01/18	22
SSC	USD	219,619	EUR	189,058	08/01/18	1,456
SSC	USD	123,000	EUR	105,174	08/01/18	(15)
SSC	USD	242,170	EUR	206,298	09/04/18	(362)
SSC	EUR	565,528	GBP	500,000	08/01/18	(5,025)
SSC	EUR	55,876,282	USD	65,010,155	08/01/18	(328,772)
SSC	EUR	62,617	USD	72,616	08/01/18	(605)
SSC	EUR	56,268,256	USD	65,745,969	09/04/18	(207,739)
SSC	GBP	8,192,047	USD	10,794,522	08/01/18	42,054
SSC	GBP	9,224	USD	12,078	08/01/18	(29)
SSC	GBP	7,720,316	USD	10,136,049	09/04/18	(10,759)
						$(510,049)

PACE High Yield Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$331,732,433	$4,188	$331,736,621
Non-US government obligations	—	2,094,812	—	2,094,812
Loan assignments	—	9,446,843	—	9,446,843
Common stocks	1,476,003	65,359	19,080	1,560,442
Preferred stock	285,893	—	—	285,893
Warrants	1,072	1	—	1,073
Short-term investment	—	3,487,096	—	3,487,096
Investment of cash collateral from securities loaned	—	37,901,428	—	37,901,428
Forward foreign currency contracts	—	43,532	—	43,532
Total	$1,762,968	$384,771,504	$23,268	$386,557,740
Liabilities
Forward foreign currency contracts	$—	$(553,581)	$—	$(553,581)

At July 31, 2018, there were transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended July 31, 2018:

	Corporate bonds	Common stocks	Loan assignments	Total
Beginning balance	$—	$20,670	$147,931	$168,601
Purchases	—	—	—	—
Sales	—	—	(149,334)	(149,334)
Accrued discounts/(premiums)	—	—	9	9
Total realized gain/(loss)	—	—	(47,801)	(47,801)
Net change in unrealized appreciation/depreciation	3,875	(1,590)	49,195	51,480
Transfers into Level 3	313	—	—	313
Transfers out of Level 3	—	—	—	—
Ending balance	$4,188	$19,080	$—	$23,268

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2018, was $(227,938).

Portfolio footnotes

†  Amount represents less than 0.005%.

*  Non-income producing security.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $142,263,047, represented 40.19% of the Portfolio's net assets at period end.

PACE High Yield Investments

Portfolio of investments—July 31, 2018

Portfolio footnotes—(concluded)

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Perpetual investment. Date shown reflects the next call date.

6  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

7  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

8  Illiquid investment at period end. Illiquid assets, in the amount of $1,165,308, represented 0.33% of the Portfolio's net assets at period end.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

10  Security is being fair valued by a valuation committee under the direction of the board of trustees.

11  Bond interest in default.

12  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

13  Significant unobservable inputs were used in the valuation of this security; i.e. a Level 3 security.

14  Position is unsettled. Contract rate was not determined at July 31, 2018 and does not take effect until settlement.

15  These securities are considered illiquid and restricted. At period end, the value of these securities was $0, representing 0.00% of the Portfolio's net assets. The table below provides further information:

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 7/31/18	Value as a percentage of net assets
Peabody Energy Corp., 10.000%, due 03/15/22	04/03/17	$0	0.00%	$0	0.00%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, due 10/01/20	11/10/16	0	0.00	0	0.00
Sandridge Energy, Inc., 7.500%, due 03/15/21	10/04/16	0	0.00	0	0.00

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned 9.06% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") gained 9.54%, and the Lipper Large-Cap Value Funds category posted a median return of 10.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 159. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Stock selection overall was negative, particularly within the financials, health care and consumer discretionary sectors, offsetting positive stock selection within consumer staples and energy. Allocation across sectors was additive to performance overall. The highest returning sectors in the benchmark were energy and information technology, with both sectors returning over 22% during the fiscal year. Underweights to more defensive sectors, including consumer staples, telecommunication services and utilities, aided relative returns, as did an overweight to information technology. From a style perspective, overweights to momentum and beta were positives while an overweight to earnings yield was modestly negative. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff, Andrew R. McIntosh

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor invests in companies with attractive valuations, business fundamentals and business momentum implemented using a blend of quantitative and fundamental analysis.

• A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, quantitative factor based approach to investing.

• A "dividend all cap value" strategy in which the subadvisor invests in a diversified, all-capitalization portfolio of income-producing equity securities.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.83%	9.50%	8.56%
Class C2	8.00	8.65	7.71
Class Y3	9.08	9.77	8.85
Class P4	9.06	9.76	8.83
After deducting maximum sales charge
Class A1	2.84	8.27	7.95
Class C2	7.00	8.65	7.71
Russell 1000 Value Index[5]	9.54	10.04	8.95
Lipper Multi-Cap Value Funds median	10.15	9.40	8.42

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.23%	9.84%	8.11%
Class C2	5.43	8.99	7.26
Class Y3	6.48	10.11	8.40
Class P4	6.50	10.10	8.38
After deducting maximum sales charge
Class A1	0.39	8.60	7.50
Class C2	4.46	8.99	7.26

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.46% and 1.46%; Class C—2.25% and 2.23%; Class Y—1.21% and 1.21%; and Class P—1.24% and 1.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.14%; Class C—1.89%; Class Y—0.89%; and Class P—0.89%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Wells Fargo & Co.	2.5%
JPMorgan Chase & Co.	2.4
Bank of America Corp.	2.3
Cisco Systems, Inc.	2.1
Citigroup, Inc.	2.0
State Street Institutional U.S. Government Money Market Fund	1.9
Berkshire Hathaway, Inc., Class B	1.8
Chevron Corp.	1.7
Marathon Petroleum Corp.	1.7
Oracle Corp.	1.6
Total	20.0%
Top ten holdings (short holdings)[1]	Percentage of net assets
Flowserve Corp.	(0.3)%
Willis Towers Watson PLC	(0.2)
Johnson Controls International PLC	(0.2)
National Oilwell Varco, Inc.	(0.2)
DXC Technology Co.	(0.2)
Hormel Foods Corp.	(0.2)
Ashland Global Holdings, Inc.	(0.2)
Micron Technology, Inc.	(0.2)
Owens Corning	(0.2)
Molson Coors Brewing Co., Class B	(0.1)
Total	(2.0)%
Top five Issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	104.0%
United Kingdom	3.2
Bermuda	1.9
Ireland	1.5
Switzerland	1.2
Total	111.8%
Sectors (long holdings)[1]	Percentage of net assets
Financials	32.8%
Energy	13.6
Information Technology	12.9
Industrials	12.0
Consumer Discretionary	11.8
Health Care	11.3
Consumer Staples	6.9
Materials	5.1
Utilities	3.3
Telecommunication Services	1.7
Total	111.4%
Top five Issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(11.7)%
Ireland	(0.4)
Canada	(0.4)
Netherlands	(0.2)
United Kingdom	(0.1)
Total	(12.8)%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(3.5)%
Information Technology	(2.3)
Consumer Discretionary	(1.9)
Industrials	(1.4)
Materials	(1.3)
Energy	(1.2)
Consumer Staples	(0.7)
Utilities	(0.4)
Health Care	(0.3)
Total	(13.0)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—111.43%
Aerospace & defense—1.72%
Curtiss-Wright Corp.	16,030	$2,132,471
General Dynamics Corp.	9,924	1,982,418
Hexcel Corp.	24,950	1,721,800
Lockheed Martin Corp.	1,910	622,851
Raytheon Co.	7,942	1,572,754
The Boeing Co.	17,763	6,328,957
United Technologies Corp.	61,934	8,406,921
		22,768,172
Air freight & logistics—0.78%
Expeditors International of Washington, Inc.	14,450	1,100,657
United Parcel Service, Inc., Class B	76,523	9,174,342
		10,274,999
Airlines—0.83%
Copa Holdings SA, Class A	6,110	594,747
Delta Air Lines, Inc.	114,848	6,250,028
Southwest Airlines Co.	70,955	4,126,743
		10,971,518
Auto components—0.10%
BorgWarner, Inc.	19,199	883,538
Gentex Corp.	21,340	495,088
		1,378,626
Automobiles—0.71%
Ford Motor Co.	931,422	9,351,477
Banks—7.29%
BB&T Corp.	277,038	14,076,301
Citizens Financial Group, Inc.	35,289	1,403,796
Commerce Bancshares, Inc.[1]	46,175	3,084,490
East West Bancorp, Inc.	40,612	2,629,221
Fifth Third Bancorp	104,129	3,081,177
First Hawaiian, Inc.	26,740	755,672
KeyCorp[2]	178,759	3,730,700
Lloyds Banking Group PLC, ADR[2]	724,376	2,404,928
Popular, Inc.	34,304	1,702,508
Regions Financial Corp.	261,989	4,875,615
Synovus Financial Corp.[1]	65,580	3,240,964
The PNC Financial Services Group, Inc.	39,955	5,786,683
US Bancorp	295,827	15,681,789
Webster Financial Corp.	5,330	343,945
Wells Fargo & Co.[1]	570,373	32,676,669
Western Alliance Bancorp*	18,790	1,065,769
		96,540,227
Beverages—1.00%
Coca-Cola European Partners PLC	77,138	3,181,171
PepsiCo, Inc.	78,018	8,972,070
The Coca-Cola Co.	24,228	1,129,752
		13,282,993
Biotechnology—1.82%
Alnylam Pharmaceuticals, Inc.*	4,150	394,250
Amgen, Inc.	83,687	16,448,680
Bluebird Bio, Inc.*,2	3,390	525,111
Gilead Sciences, Inc.	86,555	6,736,575
		24,104,616
	Number of shares	Value
Common stocks—(continued)
Building products—0.68%
Johnson Controls International PLC[2]	171,989	$6,451,308
Owens Corning[2]	41,828	2,602,538
		9,053,846
Capital markets—3.71%
Affiliated Managers Group, Inc.	5,060	809,651
BlackRock, Inc.	4,540	2,282,530
Cboe Global Markets, Inc.	13,080	1,270,460
Franklin Resources, Inc.	172,523	5,920,989
Intercontinental Exchange, Inc.	18,050	1,334,075
KKR & Co., Inc., Class A	131,731	3,606,795
Morgan Stanley	159,521	8,065,382
State Street Corp.	13,550	1,196,601
TD Ameritrade Holding Corp.[2]	40,532	2,316,404
The Bank of New York Mellon Corp.	18,770	1,003,632
The Goldman Sachs Group, Inc.	63,479	15,071,819
Thomson Reuters Corp.[2]	151,583	6,275,536
		49,153,874
Chemicals—2.94%
Air Products & Chemicals, Inc.	8,610	1,413,504
Cabot Corp.	25,490	1,684,889
CF Industries Holdings, Inc.	22,530	1,000,783
Eastman Chemical Co.	8,070	836,213
FMC Corp.	21,110	1,897,367
LyondellBasell Industries N.V., Class A	42,569	4,716,219
Methanex Corp.	34,366	2,374,691
Nutrien Ltd.[2]	45,471	2,464,983
Praxair, Inc.	80,705	13,518,087
RPM International, Inc.	120,805	7,776,218
W. R. Grace & Co.	17,340	1,280,732
		38,963,686
Commercial services & supplies—1.07%
KAR Auction Services, Inc.	157,177	9,344,173
Republic Services, Inc.	14,520	1,052,409
Stericycle, Inc.*	28,450	1,987,517
Waste Management, Inc.	20,410	1,836,900
		14,220,999
Communications equipment—2.61%
Cisco Systems, Inc.[1]	645,837	27,312,447
Juniper Networks, Inc.	72,539	1,910,677
Motorola Solutions, Inc.	44,094	5,348,602
		34,571,726
Construction materials—0.30%
Cemex SAB de C.V., ADR*,2	246,371	1,835,464
CRH PLC, ADR[2]	63,497	2,177,312
		4,012,776
Consumer finance—1.75%
American Express Co.	41,809	4,160,832
Capital One Financial Corp.	126,857	11,965,152
Discover Financial Services	81,540	5,822,771
Synchrony Financial	44,047	1,274,720
		23,223,475

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Containers & packaging—0.80%
AptarGroup, Inc.[2]	16,151	$1,654,347
Bemis Co., Inc.	38,070	1,747,794
Berry Global Group, Inc.*	12,285	600,122
Graphic Packaging Holding Co.	77,145	1,120,917
Sonoco Products Co.[2]	35,007	1,954,091
WestRock Co.	60,234	3,492,367
		10,569,638
Diversified consumer services—0.08%
H&R Block, Inc.[2]	40,300	1,013,948
Diversified financial services—7.88%
AXA Equitable Holdings, Inc.*	247,863	5,450,507
Bank of America Corp.[1]	967,312	29,870,594
Citigroup, Inc.[1]	367,281	26,403,831
CME Group, Inc.	14,238	2,265,551
Jefferies Financial Group, Inc.	48,291	1,171,057
JPMorgan Chase & Co.[1]	274,786	31,586,651
Voya Financial, Inc.	151,253	7,641,302
		104,389,493
Diversified telecommunication services—1.63%
AT&T, Inc.[1]	136,867	4,375,638
CenturyLink, Inc.	104,140	1,954,708
Verizon Communications, Inc.	295,546	15,261,995
		21,592,341
Electric utilities—1.08%
American Electric Power Co., Inc.	11,917	847,775
Edison International	169,801	11,313,841
The Southern Co.[2]	25,520	1,240,272
Xcel Energy, Inc.	18,665	874,642
		14,276,530
Electrical equipment—1.33%
ABB Ltd., ADR	70,229	1,616,671
AMETEK, Inc.	39,250	3,053,650
Eaton Corp. PLC	62,481	5,196,545
Emerson Electric Co.	107,157	7,745,308
		17,612,174
Electronic equipment, instruments & components—2.03%
Arrow Electronics, Inc.*	9,739	738,606
Avnet, Inc.[2]	25,600	1,122,560
Corning, Inc.[2]	409,583	13,589,964
Dolby Laboratories, Inc., Class A	14,480	933,236
FLIR Systems, Inc.	14,890	872,554
Jabil, Inc.	21,758	612,923
National Instruments Corp.	8,210	359,680
TE Connectivity Ltd.	81,576	7,633,066
Trimble, Inc.*	30,730	1,084,769
		26,947,358
Energy equipment & services—1.12%
Apergy Corp.*	43,001	1,763,041
Halliburton Co.	114,047	4,837,874
Helmerich & Payne, Inc.[2]	17,774	1,090,435
	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—(concluded)
National Oilwell Varco, Inc.[2]	118,825	$5,777,271
Patterson-UTI Energy, Inc.	25,450	437,740
Schlumberger Ltd.	13,280	896,666
		14,803,027
Equity real estate investment trusts—5.76%
American Homes 4 Rent, Class A	29,500	653,130
Apple Hospitality REIT, Inc.	89,930	1,617,841
Brandywine Realty Trust	67,080	1,106,149
Brixmor Property Group, Inc.	130,390	2,306,599
Camden Property Trust	7,790	721,276
Duke Realty Corp.	50,390	1,467,357
Equity Residential	67,152	4,393,755
Forest City Realty Trust, Inc., Class A	82,420	2,058,027
Highwoods Properties, Inc.	23,790	1,168,327
Iron Mountain, Inc.[2]	357,654	12,557,232
Park Hotels & Resorts, Inc.	36,760	1,149,853
Piedmont Office Realty Trust, Inc., Class A	57,117	1,129,774
Prologis, Inc.	28,830	1,891,825
Retail Value, Inc.*	3,410	112,666
Ryman Hospitality Properties, Inc.	88,176	7,495,842
Sabra Health Care REIT, Inc.[2]	315,426	6,816,356
SL Green Realty Corp.[2]	43,034	4,437,236
The GEO Group, Inc.	265,034	6,859,080
Ventas, Inc.	161,968	9,131,756
Weingarten Realty Investors	42,306	1,278,487
Weyerhaeuser Co.	209,765	7,169,768
WP Carey, Inc.	11,450	748,601
		76,270,937
Food & staples retailing—2.06%
Walgreens Boots Alliance, Inc.	109,242	7,386,944
Walmart, Inc.[1]	222,474	19,851,355
		27,238,299
Food products—0.88%
Lamb Weston Holdings, Inc.	22,780	1,600,751
Mondelez International, Inc., Class A	10,676	463,125
Nomad Foods Ltd.*	140,198	2,663,762
The Kraft Heinz Co.	115,445	6,955,561
		11,683,199
Gas utilities—0.94%
AmeriGas Partners LP	110,615	4,759,763
National Fuel Gas Co.[2]	143,960	7,730,652
		12,490,415
Health care equipment & supplies—0.57%
Baxter International, Inc.	15,120	1,095,444
Danaher Corp.	20,630	2,116,225
DENTSPLY SIRONA, Inc.	18,780	903,506
Medtronic PLC	23,120	2,086,118
The Cooper Cos., Inc.	5,010	1,305,105
		7,506,398

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—4.08%
Anthem, Inc.[1]	34,173	$8,645,769
Cardinal Health, Inc.	72,022	3,597,499
Centene Corp.*	15,470	2,016,205
Cigna Corp.	26,708	4,791,949
CVS Health Corp.	141,138	9,154,211
DaVita, Inc.*	7,150	502,502
Express Scripts Holding Co.*	89,448	7,107,538
HCA Healthcare, Inc.	12,450	1,546,664
Laboratory Corp. of America Holdings*	18,932	3,319,537
McKesson Corp.	89,405	11,229,268
UnitedHealth Group, Inc.	8,260	2,091,597
		54,002,739
Health care technology—0.04%
Cerner Corp.*	9,160	568,653
Hotels, restaurants & leisure—2.10%
Carnival Corp.	9,530	564,557
Cedar Fair LP	53,990	3,084,989
Extended Stay America, Inc.	502,837	10,705,400
International Game Technology PLC	1,390	35,139
Royal Caribbean Cruises Ltd.	9,530	1,074,603
Starbucks Corp.	116,796	6,118,942
Wyndham Destinations, Inc.	50,863	2,345,801
Wyndham Hotels & Resorts, Inc.	44,346	2,572,068
Yum China Holdings, Inc.	36,860	1,329,909
		27,831,408
Household durables—0.45%
Lennar Corp., Class A	16,030	837,888
Newell Brands, Inc.[2]	196,786	5,153,825
		5,991,713
Household products—1.06%
Kimberly-Clark Corp.	91,698	10,440,734
The Procter & Gamble Co.[1]	45,249	3,659,739
		14,100,473
Independent power and renewable electricity producers—0.24%
NRG Energy, Inc.	22,818	722,646
Vistra Energy Corp.*	109,076	2,465,118
		3,187,764
Industrial conglomerates—0.70%
General Electric Co.	517,754	7,056,987
Roper Technologies, Inc.	7,420	2,240,098
		9,297,085
Insurance—7.05%
American Financial Group, Inc.	12,044	1,357,238
American International Group, Inc.[2]	221,400	12,223,494
Assured Guaranty Ltd.	35,265	1,372,514
Axis Capital Holdings Ltd.	241,130	13,638,313
Berkshire Hathaway, Inc., Class B*,1	119,908	23,726,196
Brown & Brown, Inc.	34,940	1,022,344
Chubb Ltd.	30,590	4,274,035
CNA Financial Corp.	74,940	3,505,693
	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Everest Re Group Ltd.	10,881	$2,375,866
First American Financial Corp.	30,380	1,701,280
Markel Corp.*	2,220	2,597,400
Mercury General Corp.	10,546	542,381
MetLife, Inc.[2]	244,437	11,180,548
Old Republic International Corp.	64,370	1,371,725
ProAssurance Corp.	25,109	1,037,002
RenaissanceRe Holdings Ltd.	15,430	2,034,445
The Allstate Corp.	63,389	6,029,562
The Hanover Insurance Group, Inc.	20,442	2,563,836
Torchmark Corp.	9,010	793,511
		93,347,383
Internet & catalog retail—0.26%
Booking Holdings, Inc.*	538	1,091,452
Qurate Retail Inc.*	111,801	2,380,243
		3,471,695
Internet software & services—0.76%
Akamai Technologies, Inc.*	14,130	1,063,424
Alphabet, Inc., Class A*	1,714	2,103,455
eBay, Inc.*	168,128	5,623,882
LogMeIn, Inc.	6,890	558,434
Zillow Group, Inc., Class C*,2	12,770	711,289
		10,060,484
IT services—1.54%
Alliance Data Systems Corp.	2,997	673,965
Cognizant Technology Solutions Corp., Class A	98,299	8,011,368
DXC Technology Co.[2]	77,466	6,564,469
Fidelity National Information Services, Inc.	16,720	1,724,334
Teradata Corp.*	12,260	469,435
Worldpay, Inc., Class A*	36,250	2,979,388
		20,422,959
Leisure products—0.33%
Hasbro, Inc.	6,858	683,125
Polaris Industries, Inc.[2]	35,524	3,744,940
		4,428,065
Life sciences tools & services—0.30%
Bio-Rad Laboratories, Inc., Class A*	5,410	1,658,976
QIAGEN NV*	18,706	675,661
Thermo Fisher Scientific, Inc.	7,184	1,684,864
		4,019,501
Machinery—1.74%
Crane Co.	23,180	2,099,413
Cummins, Inc.	48,838	6,974,555
Dover Corp.	123,770	10,270,434
Flowserve Corp.	100	4,433
Fortive Corp.	12,910	1,059,653
Gardner Denver Holdings, Inc.*	28,210	807,088
Ingersoll-Rand PLC	10,080	992,981
Terex Corp.	17,550	774,306
		22,982,863

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Media—5.37%
Cinemark Holdings, Inc.[2]	238,244	$8,557,725
Comcast Corp., Class A	443,738	15,876,946
Discovery, Inc., Class C*	24,900	611,295
GCI Liberty, Inc., Class A*	14,540	699,519
Liberty Broadband Corp., Class A*	10,757	853,460
Liberty Broadband Corp., Class C*	32,120	2,552,576
Liberty Media Corp.-Liberty Formula One, Class A*,2	9,820	329,068
Liberty Media Corp.-Liberty Formula One, Class C*	26,010	916,853
Liberty Media Corp.-Liberty SiriusXM, Class A*	33,330	1,571,176
Liberty Media Corp.-Liberty SiriusXM, Class C*	40,000	1,889,200
Meredith Corp.[2]	87,912	4,672,523
News Corp., Class A	159,317	2,400,907
Omnicom Group, Inc.[2]	209,268	14,403,916
The Interpublic Group of Cos., Inc.[2]	583,168	13,150,438
The Madison Square Garden Co., Class A*	4,620	1,442,272
The Walt Disney Co.	10,610	1,204,872
		71,132,746
Metals & mining—0.55%
Newmont Mining Corp.	24,826	910,618
Rio Tinto PLC, ADR	33,735	1,872,293
Steel Dynamics, Inc.	95,994	4,520,357
		7,303,268
Mortgage real estate investment trusts—0.38%
Annaly Capital Management, Inc.	93,240	999,533
MFA Financial, Inc.	157,040	1,264,172
New Residential Investment Corp.	102,750	1,838,197
Starwood Property Trust, Inc.	42,850	978,694
		5,080,596
Multi-utilities—0.74%
Ameren Corp.	11,084	687,873
Black Hills Corp.[2]	88,176	5,287,915
CenterPoint Energy, Inc.	31,228	889,374
Dominion Energy, Inc.	9,985	716,024
MDU Resources Group, Inc.	77,200	2,238,800
		9,819,986
Multiline retail—1.24%
Dollar General Corp.	7,400	726,310
Macy's, Inc.	12,720	505,366
Nordstrom, Inc.	15,869	831,964
Target Corp.	177,993	14,360,475
		16,424,115
Oil, gas & consumable fuels—12.73%
Anadarko Petroleum Corp.	16,430	1,201,854
Andeavor[1]	64,275	9,645,106
BP PLC, ADR	128,864	5,810,478
Cabot Oil & Gas Corp.	89,466	2,102,451
Cenovus Energy, Inc.[2]	480,632	4,825,545
Cheniere Energy, Inc.*	21,380	1,357,630
Chevron Corp.[1]	176,654	22,306,101
Cimarex Energy Co.	24,440	2,409,784
Concho Resources, Inc.*	11,440	1,668,524
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
ConocoPhillips	103,345	$7,458,409
Continental Resources, Inc.*,2	14,800	945,276
Devon Energy Corp.	15,203	684,287
Diamondback Energy, Inc.[2]	14,216	1,875,801
Energen Corp.*	29,632	2,198,102
EOG Resources, Inc.	19,280	2,485,963
EQT Corp.	66,095	3,283,600
Exxon Mobil Corp.[1]	248,980	20,294,360
Gulfport Energy Corp.*	34,220	393,872
Jagged Peak Energy, Inc.*,2	52,655	752,967
Kinder Morgan, Inc.	97,348	1,730,847
Magellan Midstream Partners LP	117,367	8,422,256
Marathon Oil Corp.	176,040	3,717,965
Marathon Petroleum Corp.	273,989	22,146,531
Occidental Petroleum Corp.	114,202	9,584,974
Parsley Energy, Inc., Class A*	21,351	671,062
Peabody Energy Corp.	24,782	1,052,987
Phillips 66	10,314	1,272,129
Pioneer Natural Resources Co.	2,840	537,527
Royal Dutch Shell PLC, Class A, ADR[2]	231,063	15,797,777
Spectra Energy Partners LP	173,473	6,413,297
Targa Resources Corp.	10,990	561,259
The Williams Cos., Inc.	21,424	637,364
Valero Energy Corp.	33,880	4,009,698
World Fuel Services Corp.	15,870	441,662
		168,697,445
Personal products—0.98%
Coty, Inc., Class A2	267,251	3,583,836
Nu Skin Enterprises, Inc., Class A	15,044	1,095,955
Unilever PLC, ADR[2]	144,653	8,246,668
		12,926,459
Pharmaceuticals—5.30%
Abbott Laboratories	21,504	1,409,372
Allergan PLC	7,120	1,310,721
Bristol-Myers Squibb Co.	20,870	1,226,113
Johnson & Johnson[1]	153,585	20,353,084
Merck & Co., Inc.[1]	287,336	18,926,822
Mylan N.V.*	234,824	8,761,283
Novartis AG, ADR	30,508	2,559,621
Perrigo Co. PLC[2]	20,326	1,636,650
Pfizer, Inc.[1]	351,566	14,038,030
		70,221,696
Professional services—0.52%
Equifax, Inc.	12,230	1,534,865
Nielsen Holdings PLC	173,147	4,079,344
The Dun & Bradstreet Corp.	10,480	1,319,327
		6,933,536
Real estate management & development—0.07%
CBRE Group, Inc., Class A*	19,049	948,640
Road & rail—0.81%
CSX Corp.	10,890	769,705
Kansas City Southern	6,710	780,172
Union Pacific Corp.	61,220	9,176,266
		10,726,143

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—1.80%
Intel Corp.[1]	195,793	$9,417,643
Marvell Technology Group Ltd.	86,460	1,842,463
QUALCOMM, Inc.	196,196	12,574,202
		23,834,308
Software—2.44%
Autodesk, Inc.*	5,930	761,649
CDK Global, Inc.	15,998	999,262
Dell Technologies, Inc., Class V*	5,560	514,411
Microsoft Corp.	56,282	5,970,395
Oracle Corp.[1]	439,391	20,950,163
Symantec Corp.	39,940	807,587
Synopsys, Inc.*	26,160	2,339,489
		32,342,956
Specialty retail—0.51%
Best Buy Co., Inc.	7,670	575,480
Burlington Stores, Inc.*	9,830	1,502,122
Dick's Sporting Goods, Inc.	11,840	404,218
Lowe's Cos., Inc.	23,923	2,376,511
The Home Depot, Inc.	6,818	1,346,691
Tiffany & Co.	4,400	605,264
		6,810,286
Technology hardware, storage & peripherals—1.73%
Hewlett Packard Enterprise Co.[2]	538,514	8,314,656
HP, Inc.	363,576	8,391,334
NetApp, Inc.	65,276	5,060,196
Western Digital Corp.	15,434	1,082,695
		22,848,881
Textiles, apparel & luxury goods—0.19%
Columbia Sportswear Co.	6,970	606,251
Ralph Lauren Corp.	9,920	1,339,001
Skechers U.S.A., Inc., Class A*	20,460	567,151
		2,512,403
Tobacco—0.20%
Philip Morris International, Inc.	30,874	2,664,426
Trading companies & distributors—1.65%
Aircastle Ltd.	174,922	3,626,133
Fastenal Co.[2]	271,597	15,462,017
HD Supply Holdings, Inc.*	22,977	1,010,529
MSC Industrial Direct Co., Inc., Class A	13,060	1,105,268
WESCO International, Inc.*	9,770	595,970
		21,799,917
Water utilities—0.05%
Aqua America, Inc.	17,060	630,196
Wireless telecommunication services—0.05%
Telephone & Data Systems, Inc.	28,440	718,110
Total common stocks (cost—$1,268,955,144)		1,476,355,665
	Number of shares	Value
Short-term investment—1.92%
Investment companies—1.92%
State Street Institutional U.S. Government Money Market Fund (cost—$25,465,071)	25,465,071	$25,465,071
Investment of cash collateral from securities loaned—1.13%
Money market fund—1.13%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$14,983,370)	14,983,370	14,983,370
Total investments before investments sold short (cost—$1,309,403,585)—114.48%		1,516,804,106
Investments sold short—(13.04)%
Common stocks—(13.04)%
Aerospace & defense—(0.09)%
TransDigm Group, Inc.	(3,147)	(1,181,824)
Airlines—(0.04)%
Alaska Air Group, Inc.	(9,420)	(591,859)
Auto components—(0.26)%
Adient PLC	(10,860)	(517,262)
Autoliv, Inc.	(9,154)	(937,919)
The Goodyear Tire & Rubber Co.	(61,510)	(1,489,157)
Veoneer, Inc.	(9,154)	(478,754)
		(3,423,092)
Automobiles—(0.13)%
General Motors Co.	(16,940)	(642,195)
Harley-Davidson, Inc.	(25,639)	(1,099,657)
		(1,741,852)
Banks—(1.21)%
CIT Group, Inc.	(19,560)	(1,035,311)
Community Bank System, Inc.	(21,629)	(1,368,034)
Cullen/Frost Bankers, Inc.	(4,747)	(524,496)
CVB Financial Corp.	(41,072)	(982,442)
First Financial Bankshares, Inc.	(28,254)	(1,599,177)
First Republic Bank	(13,048)	(1,289,925)
FNB Corp.	(84,670)	(1,086,316)
Glacier Bancorp, Inc.	(13,019)	(555,911)
KeyCorp	(83,620)	(1,745,149)
People's United Financial, Inc.	(41,119)	(749,599)
Prosperity Bancshares, Inc.	(16,591)	(1,163,859)
SVB Financial Group	(3,880)	(1,194,575)
Trustmark Corp.	(17,761)	(625,010)
United Bankshares, Inc.	(22,695)	(838,580)
Westamerica BanCorp.	(21,015)	(1,261,320)
		(16,019,704)
Beverages—(0.13)%
Molson Coors Brewing Co., Class B	(26,270)	(1,760,090)
Building products—(0.40)%
AAON, Inc.	(28,752)	(1,085,388)
Johnson Controls International PLC	(59,170)	(2,219,466)
Owens Corning	(31,540)	(1,962,419)
		(5,267,273)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Capital markets—(0.42)%
Ameriprise Financial, Inc.	(5,320)	$(774,964)
FactSet Research Systems, Inc.	(2,219)	(446,818)
MarketAxess Holdings, Inc.	(8,197)	(1,588,333)
TD Ameritrade Holding Corp.	(19,063)	(1,089,451)
Thomson Reuters Corp.	(39,703)	(1,643,704)
		(5,543,270)
Chemicals—(0.75)%
Ashland Global Holdings, Inc.	(25,700)	(2,110,227)
Balchem Corp.	(14,981)	(1,502,444)
Celanese Corp., Series A	(14,410)	(1,701,965)
HB Fuller Co.	(22,153)	(1,255,632)
NewMarket Corp.	(3,679)	(1,506,330)
Quaker Chemical Corp.	(3,371)	(598,487)
RPM International, Inc.	(18,610)	(1,197,926)
		(9,873,011)
Commercial services & supplies—(0.31)%
Cimpress NV	(10,758)	(1,571,421)
Ritchie Bros Auctioneers, Inc.	(40,733)	(1,355,187)
Rollins, Inc.	(21,387)	(1,175,002)
		(4,101,610)
Communications equipment—(0.09)%
ViaSat, Inc.	(16,419)	(1,154,912)
Construction & engineering—(0.05)%
Jacobs Engineering Group, Inc.	(10,584)	(715,796)
Construction materials—(0.10)%
Vulcan Materials Co.	(11,210)	(1,255,520)
Consumer finance—(0.07)%
Synchrony Financial	(32,930)	(952,994)
Containers & packaging—(0.30)%
AptarGroup, Inc.	(9,668)	(990,293)
Ball Corp.	(39,930)	(1,556,072)
International Paper Co.	(16,640)	(894,067)
Sonoco Products Co.	(9,853)	(549,995)
		(3,990,427)
Diversified consumer services—(0.08)%
Chegg, Inc.	(36,805)	(1,019,498)
Diversified financial services—(0.07)%
Voya Financial, Inc.	(18,050)	(911,886)
Electric utilities—(0.20)%
El Paso Electric Co.	(13,163)	(820,055)
Entergy Corp.	(14,510)	(1,179,373)
IDACORP, Inc.	(7,059)	(665,240)
		(2,664,668)
Electronic equipment, instruments & components—(0.39)%
Avnet, Inc.	(13,450)	(589,782)
Corning, Inc.	(42,490)	(1,409,818)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
Fitbit, Inc., Class A	(89,104)	$(528,387)
Keysight Technologies, Inc.	(24,160)	(1,401,280)
National Instruments Corp.	(27,963)	(1,225,059)
		(5,154,326)
Energy equipment & services—(0.45)%
Baker Hughes a GE Co.	(15,610)	(539,794)
Core Laboratories N.V.	(5,811)	(651,529)
Helmerich & Payne, Inc.	(15,440)	(947,244)
National Oilwell Varco, Inc.	(45,554)	(2,214,836)
Oceaneering International, Inc.	(42,530)	(1,163,621)
Weatherford International PLC	(122,465)	(415,156)
		(5,932,180)
Equity real estate investment trusts—(0.38)%
Extra Space Storage, Inc.	(9,192)	(863,772)
Iron Mountain, Inc.	(23,346)	(819,678)
Lamar Advertising Co., Class A	(12,277)	(903,956)
Public Storage	(4,387)	(955,620)
Realty Income Corp.	(9,921)	(553,294)
Washington Prime Group, Inc.	(111,710)	(897,031)
		(4,993,351)
Food & staples retailing—(0.10)%
Casey's General Stores, Inc.	(6,635)	(725,737)
PriceSmart, Inc.	(7,307)	(597,347)
		(1,323,084)
Food products—(0.40)%
Hormel Foods Corp.	(60,212)	(2,165,826)
Lancaster Colony Corp.	(5,183)	(751,690)
McCormick & Co., Inc.	(2,509)	(294,908)
Post Holdings, Inc.	(10,930)	(946,101)
The Hain Celestial Group, Inc.	(16,379)	(465,819)
Tyson Foods, Inc., Class A	(10,860)	(626,079)
		(5,250,423)
Health care equipment & supplies—(0.04)%
West Pharmaceutical Services, Inc.	(5,275)	(578,404)
Health care providers & services—(0.09)%
Envision Healthcare Corp.	(14,130)	(625,394)
Premier, Inc., Class A	(16,230)	(607,002)
		(1,232,396)
Health care technology—(0.13)%
Medidata Solutions, Inc.	(13,958)	(1,037,219)
Teladoc, Inc.	(10,427)	(624,056)
		(1,661,275)
Hotels, restaurants & leisure—(0.44)%
Chipotle Mexican Grill, Inc.	(3,240)	(1,405,058)
International Game Technology PLC	(38,180)	(965,191)
MGM Resorts International	(44,622)	(1,399,792)
Norwegian Cruise Line Holdings Ltd.	(12,694)	(635,081)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Shake Shack, Inc., Class A	(11,173)	$(696,413)
Texas Roadhouse, Inc.	(12,173)	(764,951)
		(5,866,486)
Household durables—(0.22)%
D.R. Horton, Inc.	(17,120)	(748,144)
Garmin Ltd.	(13,904)	(868,305)
Newell Brands, Inc.	(26,730)	(700,059)
PulteGroup, Inc.	(23,190)	(660,683)
		(2,977,191)
Household products—(0.07)%
Spectrum Brands Holdings, Inc.	(10,078)	(880,515)
Insurance—(1.40)%
Aflac, Inc.	(26,650)	(1,240,291)
American International Group, Inc.	(31,070)	(1,715,375)
Athene Holding Ltd., Class A	(20,020)	(918,317)
Cincinnati Financial Corp.	(20,312)	(1,536,196)
Erie Indemnity Co., Class A	(7,091)	(880,986)
Lincoln National Corp.	(11,570)	(787,917)
Loews Corp.	(23,650)	(1,200,947)
MetLife, Inc.	(11,280)	(515,947)
Principal Financial Group, Inc.	(23,360)	(1,356,749)
Prudential Financial, Inc.	(11,280)	(1,138,265)
RLI Corp.	(20,322)	(1,519,273)
The Hartford Financial Services Group, Inc.	(17,261)	(909,655)
Unum Group	(34,260)	(1,361,150)
White Mountains Insurance Group Ltd.	(890)	(812,596)
Willis Towers Watson PLC	(16,350)	(2,606,517)
		(18,500,181)
Internet & catalog retail—(0.13)%
Liberty Expedia Holdings, Inc., Class A	(11,750)	(565,997)
Wayfair, Inc., Class A	(10,379)	(1,129,443)
		(1,695,440)
Internet software & services—(0.21)%
MercadoLibre, Inc.	(4,617)	(1,583,215)
MINDBODY, Inc., Class A	(17,382)	(649,218)
Shopify, Inc., Class A	(4,288)	(592,645)
		(2,825,078)
IT services—(0.46)%
Acxiom Corp.	(21,694)	(879,475)
Conduent, Inc.	(71,130)	(1,277,495)
DXC Technology Co.	(26,030)	(2,205,782)
Gartner, Inc.	(5,972)	(808,788)
International Business Machines Corp.	(6,750)	(978,277)
		(6,149,817)
Leisure products—(0.04)%
Mattel, Inc.	(35,923)	(570,098)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Machinery—(0.39)%
Flowserve Corp.	(75,425)	$(3,343,590)
John Bean Technologies Corp.	(7,239)	(800,634)
Wabtec Corp.	(9,566)	(1,055,321)
		(5,199,545)
Media—(0.18)%
Altice USA, Inc., Class A	(42,933)	(735,442)
Cinemark Holdings, Inc.	(17,630)	(633,270)
Omnicom Group, Inc.	(6,090)	(419,175)
The Interpublic Group of Cos., Inc.	(26,820)	(604,791)
		(2,392,678)
Metals & mining—(0.11)%
Alcoa Corp.	(17,540)	(758,956)
Compass Minerals International, Inc.	(10,835)	(735,155)
		(1,494,111)
Multi-utilities—(0.17)%
NiSource, Inc.	(50,110)	(1,311,880)
Public Service Enterprise Group, Inc.	(18,510)	(954,375)
		(2,266,255)
Oil, gas & consumable fuels—(0.80)%
Antero Resources Corp.	(36,470)	(749,094)
Apache Corp.	(36,652)	(1,685,992)
Cenovus Energy, Inc.	(119,889)	(1,203,686)
Continental Resources, Inc.	(18,814)	(1,201,650)
Hess Corp.	(23,304)	(1,529,442)
Kosmos Energy Ltd.	(49,256)	(373,360)
Murphy Oil Corp.	(21,311)	(708,804)
Oasis Petroleum, Inc.	(52,041)	(635,941)
PBF Energy, Inc., Class A	(20,380)	(951,746)
Range Resources Corp.	(53,053)	(818,608)
SM Energy Co.	(27,950)	(768,904)
		(10,627,227)
Personal products—(0.04)%
Coty, Inc., Class A	(35,774)	(479,729)
Professional services—(0.10)%
CoStar Group, Inc.	(1,768)	(735,223)
Verisk Analytics, Inc.	(5,251)	(580,865)
		(1,316,088)
Road & rail—(0.14)%
Heartland Express, Inc.	(45,775)	(878,422)
Ryder System, Inc.	(11,710)	(916,893)
		(1,795,315)
Semiconductors & semiconductor equipment—(0.25)%
Cree, Inc.	(28,823)	(1,359,004)
Micron Technology, Inc.	(37,540)	(1,981,737)
		(3,340,741)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Software—(0.55)%
ACI Worldwide, Inc.	(45,578)	$(1,177,736)
Blackbaud, Inc.	(12,305)	(1,228,162)
Guidewire Software, Inc.	(12,487)	(1,076,379)
HubSpot, Inc.	(13,425)	(1,666,042)
Proofpoint, Inc.	(10,872)	(1,239,952)
Workday, Inc., Class A	(6,830)	(847,057)
		(7,235,328)
Specialty retail—(0.30)%
At Home Group, Inc.	(13,549)	(491,422)
CarMax, Inc.	(19,105)	(1,426,761)
Floor & Decor Holdings, Inc., Class A	(14,614)	(697,819)
Monro, Inc.	(10,874)	(733,451)
Penske Automotive Group, Inc.	(12,650)	(660,330)
		(4,009,783)
Technology hardware, storage & peripherals—(0.13)%
Hewlett Packard Enterprise Co.	(60,699)	(937,193)
Xerox Corp.	(29,764)	(772,971)
		(1,710,164)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Textiles, apparel & luxury goods—(0.06)%
Under Armour, Inc., Class A	(41,764)	$(834,027)
Thrifts & mortgage finance—(0.07)%
New York Community Bancorp, Inc.	(90,970)	(979,747)
Trading companies & distributors—(0.06)%
Air Lease Corp.	(17,980)	(790,401)
Transportation infrastructure—(0.04)%
Macquarie Infrastructure Corp.	(10,990)	(499,056)
Total investments sold short (proceeds—$152,807,307)		(172,729,726)
Liabilities in excess of other assets—(1.44)%		(19,114,812)
Net assets—100.00%		$1,324,959,568

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,476,355,665	$—	$—	$1,476,355,665
Short-term investment	—	25,465,071	—	25,465,071
Investment of cash collateral from securities loaned	—	14,983,370	—	14,983,370
Total	$1,476,355,665	$40,448,441	$—	$1,516,804,106
Liabilities
Investments sold short	$(172,729,726)	$—	$—	$(172,729,726)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2018

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the year ended July 31, 2018:

Rights
Beginning balance	$9,940
Purchases	—
Issuances	—
Sales	(33,252)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	(3,774)
Net change in unrealized appreciation/depreciation	27,086
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2017 was $27,086.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares gained 19.03% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") gained 22.84%, and the Lipper Large-Cap Growth Funds category posted a median return of 21.63%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 173. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisors' Comments (unaudited)2

The Portfolio underperformed the benchmark during the reporting period. The primary detractor from performance was stock selection, particularly within health care and information technology. In terms of individual holdings, the largest detractor from performance was Allergan plc. We sold out of the position during the reporting period. Positive stock selection in industrials partially offset difficulty in the aforementioned sectors. XPO Logistics, Inc. was a significant individual contributor to performance. Sector allocation was a modest headwind for returns, partially due to the Portfolio's overweight to financials.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally and Joseph Wilson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.72%	13.81%	10.52%
Class C2	17.79	12.88	9.63
Class Y3	19.03	14.09	10.83
Class P4	19.03	14.09	10.81
After deducting maximum sales charge
Class A1	12.17	12.53	9.90
Class C2	16.79	12.88	9.63
Russell 1000 Growth Index[5]	22.84	15.83	12.37
Lipper Large-Cap Growth Funds median	21.63	14.73	11.03

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	19.00%	14.35%	9.89%
Class C2	18.00	13.41	8.99
Class Y3	19.29	14.65	10.19
Class P4	19.24	14.64	10.17
After deducting maximum sales charge
Class A1	12.44	13.06	9.26
Class C2	17.00	13.41	8.99

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.18% and 1.18%; Class C—1.99% and 1.93%; Class Y—0.92% and 0.92%; and Class P—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.13%; Class C—1.88%; Class Y—0.88%; and Class P—0.88%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
Alphabet, Inc. Class C	3.9%
Microsoft Corp.	3.6
MasterCard, Inc., Class A	3.4
Visa, Inc., Class A	3.0
Berkshire Hathaway, Inc., Class B	2.9
Markel Corp.	2.8
Amazon.com, Inc.	2.8
XPO Logistic, Inc.	2.7
Apple, Inc.	2.6
Honeywell International, Inc.	2.5
Total	30.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.2%
Curacao	1.7
United Kingdom	1.5
Netherlands	1.5
Cayman Islands	0.7
Total	100.6%
Sectors[1]	Percentage of net assets
Information Technology	40.9%
Financials	18.3
Consumer Discretionary	11.7
Industrials	10.4
Health Care	10.1
Consumer Staples	3.3
Energy	1.7
Materials	1.6
Total	98.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—98.00%
Aerospace & defense—2.13%
Northrop Grumman Corp.	8,465	$2,543,648
The Boeing Co.	17,472	6,225,273
TransDigm Group, Inc.[1]	55,683	20,911,194
		29,680,115
Air freight & logistics—4.19%
FedEx Corp.	87,321	21,469,614
XPO Logistics, Inc.*,1	370,635	36,959,722
		58,429,336
Airlines—0.14%
Delta Air Lines, Inc.	5,778	314,439
Southwest Airlines Co.	27,511	1,600,040
		1,914,479
Automobiles—0.11%
Tesla, Inc.*,1	5,114	1,524,688
Banks—1.77%
SVB Financial Group*	7,264	2,236,440
US Bancorp	422,658	22,405,101
		24,641,541
Beverages—0.40%
Constellation Brands, Inc., Class A	14,575	3,064,102
Monster Beverage Corp.*	40,795	2,448,516
		5,512,618
Biotechnology—2.23%
Alnylam Pharmaceuticals, Inc.*	8,265	785,175
Biogen, Inc.*	80,901	27,050,867
Regeneron Pharmaceuticals, Inc.*	336	123,651
Vertex Pharmaceuticals, Inc.*	17,590	3,079,130
		31,038,823
Capital markets—5.57%
Intercontinental Exchange, Inc.	309,332	22,862,728
KKR & Co., Inc., Class A	843,655	23,099,274
Morgan Stanley	44,740	2,262,054
S&P Global, Inc.	29,058	5,824,386
The Charles Schwab Corp.	462,900	23,635,674
		77,684,116
Chemicals—1.77%
Ecolab, Inc.	157,838	22,207,806
The Sherwin-Williams Co.	5,542	2,442,526
		24,650,332
Communications equipment—0.81%
Arista Networks, Inc.*	44,027	11,259,025
Diversified financial services—3.78%
Berkshire Hathaway, Inc., Class B*	203,394	40,245,571
CME Group, Inc.	77,804	12,380,172
		52,625,743
	Number of shares	Value
Common stocks—(continued)
Electrical equipment—0.14%
Rockwell Automation, Inc.	10,118	$1,897,732
Electronic equipment, instruments & components—0.07%
Amphenol Corp., Class A	10,125	946,789
Energy equipment & services—1.69%
Schlumberger Ltd.	348,209	23,511,072
Equity real estate investment trusts—4.37%
American Tower Corp.	234,842	34,812,978
Crown Castle International Corp.	142,222	15,762,464
Equinix, Inc.	23,561	10,349,876
		60,925,318
Food products—1.10%
Mondelez International, Inc., Class A	354,895	15,395,345
Health care equipment & supplies—2.60%
ABIOMED, Inc.*	4,244	1,504,625
Becton Dickinson and Co.	23,008	5,760,513
Boston Scientific Corp.*	108,560	3,648,702
DENTSPLY SIRONA, Inc.	238,863	11,491,699
DexCom, Inc.*	16,058	1,527,598
Intuitive Surgical, Inc.*	24,176	12,286,001
		36,219,138
Health care providers & services—1.77%
UnitedHealth Group, Inc.	97,598	24,713,766
Hotels, restaurants & leisure—0.04%
Las Vegas Sands Corp.	8,093	581,887
Industrial conglomerates—4.82%
Honeywell International, Inc.	218,896	34,946,747
Roper Industries, Inc.	106,646	32,196,427
		67,143,174
Insurance—2.83%
Markel Corp.*	33,707	39,437,190
Internet & catalog retail—4.87%
Amazon.com, Inc.*	22,104	39,288,534
Booking Holdings, Inc.*	1,024	2,077,409
Netflix, Inc.*	24,467	8,256,389
TripAdvisor, Inc.*,1	302,244	17,527,130
Wayfair, Inc., Class A*,1	6,473	704,392
		67,853,854
Internet software & services—9.31%
Alibaba Group Holding Ltd., ADR*	54,764	10,253,464
Alphabet, Inc., Class A*	17,777	21,816,290
Alphabet, Inc., Class C*	45,044	54,830,260
eBay, Inc.*	414,306	13,858,536
Facebook, Inc., Class A*	119,604	20,641,258
GrubHub, Inc.*	11,874	1,447,322
Match Group, Inc.*	23,477	847,989
MercadoLibre, Inc.[1]	9,629	3,301,880
Shopify, Inc., Class A*	9,719	1,343,263
Twitter, Inc.*	42,915	1,367,701
		129,707,963

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
IT services—9.13%
MasterCard, Inc., Class A	235,816	$46,691,568
PayPal Holdings, Inc.*	407,078	33,437,387
Square, Inc., Class A*	30,950	2,000,917
Visa, Inc., Class A	307,558	42,055,481
Worldpay, Inc., Class A*	37,515	3,083,358
		127,268,711
Leisure products—1.22%
Hasbro, Inc.	170,388	16,972,349
Life sciences tools & services—3.82%
Illumina, Inc.*	49,235	15,969,864
IQVIA Holdings, Inc.*	208,248	25,393,761
Mettler-Toledo International, Inc.*	17,992	10,660,440
Thermo Fisher Scientific, Inc.	5,277	1,237,615
		53,261,680
Media—1.44%
Liberty Global PLC, Class A*	136,865	3,863,699
Liberty Global PLC, Series C*	598,038	16,230,751
		20,094,450
Multiline retail—1.26%
Dollar General Corp.	179,107	17,579,352
Personal products—1.80%
The Estee Lauder Cos., Inc., Class A	31,626	4,267,612
Unilever N.V.	361,798	20,788,913
		25,056,525
Professional services—0.10%
CoStar Group, Inc.*	3,400	1,413,890
Semiconductors & semiconductor equipment—3.36%
Applied Materials, Inc.	370,555	18,020,090
Broadcom, Inc.	2,920	647,568
Microchip Technology, Inc.[1]	234,452	21,904,850
NVIDIA Corp.	25,546	6,255,194
		46,827,702
	Number of shares	Value
Common stocks—(concluded)
Software—15.59%
Activision Blizzard, Inc.	90,191	$6,621,823
Adobe Systems, Inc.*	117,898	28,847,283
Atlassian Corp. PLC, Class A*	16,279	1,178,762
Autodesk, Inc.*	117,410	15,080,140
Electronic Arts, Inc.*	175,036	22,535,885
Intuit, Inc.	129,073	26,361,869
Microsoft Corp.	477,710	50,675,477
Oracle Corp.	707,988	33,756,868
Salesforce.com, Inc.*	44,139	6,053,664
ServiceNow, Inc.*	41,020	7,217,879
Take-Two Interactive Software, Inc.*	166,580	18,826,872
		217,156,522
Specialty retail—0.86%
Ross Stores, Inc.	36,025	3,149,666
The Home Depot, Inc.	44,746	8,838,230
		11,987,896
Technology hardware, storage & peripherals—2.63%
Apple, Inc.	192,645	36,658,417
Textiles, apparel & luxury goods—0.12%
Lululemon Athletica, Inc.*	14,303	1,715,645
Trading companies & distributors—0.16%
United Rentals, Inc.*	14,769	2,197,627
Total common stocks (cost—$970,868,771)		1,365,484,810
Short-term investment—2.05%
Investment companies—2.05%
State Street Institutional U.S. Government Money Market Fund (cost—$28,533,871)	28,533,871	28,533,871
Investment of cash collateral from securities loaned—0.66%
Money market fund—0.66%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$9,167,476)	9,167,476	9,167,476
Total investments (cost—$1,008,570,118)—100.71%		1,403,186,157
Liabilities in excess of other assets—(0.71)%		(9,914,918)
Net assets—100.00%		$1,393,271,239

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,365,484,810	$—	$—	$1,365,484,810
Short-term investment	—	28,533,871	—	28,533,871
Investment of cash collateral from securities loaned	—	9,167,476	—	9,167,476
Total	$1,365,484,810	$37,701,347	$—	$1,403,186,157

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares gained 13.07% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") rose 12.83%, and the Lipper Small-Cap Value Funds category posted a median return of 13.33% and Lipper Small-Cap Core Funds category posted a median return of 15.62%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 181. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Allocation across sectors was the most additive to performance. Stock selection was also beneficial for returns. Overall, energy and health care performed the best, as these two sectors posted returns near 22% in the benchmark during the period. An overweight to industrials and underweight to real estate investment trusts ("REITs") were additive on a relative basis, but partially offset by a cash drag. Stock selection was the strongest within information technology, particularly within the software and communications equipment industries, offsetting weak stock selection within the consumer discretionary sector. From a style perspective, underweights to the value factor and book-to-price were positive, while an underweight to dividend yield was negative.

Please note that no derivatives were used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Systematic: Ronald M. Mushock, D. Kevin McCreesh and Aman Patel;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their value.

• A strategy that employs a two-pronged investment approach that utilizes quantitative screening and fundamental research to identify

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Investment process
(concluded)

value companies with strong potential for positive earnings revisions.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.93%	9.86%	9.69%
Class C2	12.09	9.03	8.87
Class Y3	13.26	10.03	9.92
Class P4	13.07	9.99	9.85
After deducting maximum sales charge
Class A1	6.70	8.62	9.07
Class C2	11.12	9.03	8.87
Russell 2500 Value Index[5]	12.83	9.99	10.12
Lipper Small-Cap Value Funds median[6]	13.33	9.03	9.55
Lipper Small-Cap Core Funds median[6]	15.62	10.23	9.98

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.78%	10.79%	9.76%
Class C2	9.93	9.94	8.93
Class Y3	11.10	10.96	9.98
Class P4	10.93	10.93	9.93
After deducting maximum sales charge
Class A1	4.70	9.54	9.14
Class C2	8.97	9.94	8.93

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.23% and 1.23%; Class C—1.99% and 1.99%; Class Y—1.13% and 1.04%; and Class P—1.09% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.29%; Class C—2.04%; Class Y—1.04%; and Class P—1.04%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On April 18, 2018, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Small-Cap Core Funds category to the Small-Cap Value Funds category.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
TransUnion	1.9%
The Cheesecake Factory, Inc.	1.8
Lamar Advertising Co., Class A	1.8
Broadridge Financial Solutions, Inc.	1.8
RBC Bearings, Inc.	1.7
Expeditors International of Washington, Inc.	1.5
HFF, Inc., Class A	1.5
W.R. Berkley Corp.	1.5
The Scotts Miracle-Gro Co., Class A	1.5
Snap-on, Inc.	1.4
Total	16.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	92.0%
Bermuda	6.5
Netherlands	1.3
Puerto Rico	1.3
Canada	1.2
Total	102.3%
Sectors[1]	Percentage of net assets
Financials	29.7%
Industrials	20.3
Information Technology	12.2
Consumer Discretionary	11.4
Energy	8.5
Materials	5.8
Health Care	4.7
Consumer Staples	2.4
Utilities	1.7
Total	96.7%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—96.73%
Aerospace & defense—0.14%
Arconic, Inc.	16,800	$364,392
Wesco Aircraft Holdings, Inc.*	34,600	413,470
		777,862
Air freight & logistics—1.77%
Echo Global Logistics, Inc.*	37,145	1,279,645
Expeditors International of Washington, Inc.	108,600	8,272,062
		9,551,707
Automobiles—0.93%
Thor Industries, Inc.	52,900	5,017,565
Banks—9.86%
Atlantic Capital Bancshares, Inc.*	27,700	494,445
Bank of Hawaii Corp.[1]	80,216	6,456,586
Cadence BanCorp	49,650	1,351,970
Cathay General Bancorp	45,200	1,879,868
Citizens Financial Group, Inc.	86,950	3,458,871
Comerica, Inc.	21,065	2,042,041
First Citizens BancShares Inc., Class A	2,400	976,368
First Hawaiian, Inc.	133,200	3,764,232
First Horizon National Corp.	104,600	1,871,294
Glacier Bancorp, Inc.	62,800	2,681,560
Hancock Whitney Corp.	54,450	2,736,112
KeyCorp	90,425	1,887,170
PacWest Bancorp	20,580	1,033,528
Pinnacle Financial Partners, Inc.	7,740	483,750
Popular, Inc.	52,450	2,603,093
Regions Financial Corp.	24,400	454,084
Signature Bank	46,770	5,131,137
Sterling Bancorp	282,175	6,264,285
SunTrust Banks, Inc.	11,500	828,805
The Bank of NT Butterfield & Son Ltd.	60,440	2,989,362
United Community Banks, Inc.	36,150	1,085,585
Wintrust Financial Corp.	30,736	2,696,469
		53,170,615
Building products—0.61%
Continental Building Products, Inc.*	102,400	3,266,560
Capital markets—2.87%
Artisan Partners Asset Management, Inc., Class A	68,100	2,346,045
BrightSphere Investment Group PLC	31,700	451,725
E*TRADE Financial Corp.*	9,105	544,570
Lazard Ltd., Class A	17,250	936,675
MSCI, Inc.	44,750	7,437,003
Stifel Financial Corp.	24,510	1,351,236
Uranium Participation Corp.*	159,000	540,247
Virtus Investment Partners, Inc.	13,900	1,852,175
		15,459,676
Chemicals—3.73%
Axalta Coating Systems Ltd.*	162,258	4,908,304
FMC Corp.	14,145	1,271,352
Huntsman Corp.	56,605	1,897,966
Innospec, Inc.	25,392	2,055,482
The Mosaic Co.	34,090	1,026,450
The Scotts Miracle-Gro Co., Class A1	99,790	7,926,320
	Number of shares	Value
Common stocks—(continued)
Chemicals—(concluded)
Venator Materials PLC*	69,530	$1,016,529
		20,102,403
Commercial services & supplies—1.75%
Herman Miller, Inc.	17,465	661,050
KAR Auction Services, Inc.	68,150	4,051,517
Ritchie Bros Auctioneers, Inc.	86,550	2,879,519
Steelcase, Inc., Class A	134,650	1,851,438
		9,443,524
Communications equipment—0.66%
ARRIS International PLC*	17,800	449,628
Comtech Telecommunications Corp.	92,477	3,107,227
		3,556,855
Construction & engineering—1.44%
EMCOR Group, Inc.	18,845	1,450,123
Granite Construction, Inc.	12,665	683,277
Jacobs Engineering Group, Inc.	20,910	1,414,143
KBR, Inc.	210,525	4,206,289
		7,753,832
Consumer finance—0.91%
Ally Financial, Inc.	12,500	334,500
Enova International, Inc.*	19,426	602,206
EZCORP, Inc., Class A*	64,310	736,350
Navient Corp.	221,150	2,921,391
Nelnet, Inc., Class A	5,600	329,168
		4,923,615
Containers & packaging—0.83%
Silgan Holdings, Inc.	109,650	3,016,471
WestRock Co.	25,270	1,465,155
		4,481,626
Diversified financial services—0.60%
FGL Holdings*,1	324,800	2,929,696
Voya Financial, Inc.	6,400	323,328
		3,253,024
Electric utilities—0.79%
Entergy Corp.	42,850	3,482,848
Evergy, Inc.	7,894	442,774
Portland General Electric Co.	7,000	317,520
		4,243,142
Electronic equipment, instruments & components—1.72%
CDW Corp.	77,700	6,533,793
Control4 Corp.*	33,010	839,444
Orbotech Ltd.*	4,740	304,498
Zebra Technologies Corp., Class A*	11,675	1,610,333
		9,288,068
Energy equipment & services—5.29%
Cactus, Inc., Class A*	61,350	2,007,372
Core Laboratories N.V.[1]	64,550	7,237,346
Dril-Quip, Inc.*,1	80,000	4,124,000
Ensco PLC, Class A	51,100	379,673

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—(concluded)
Forum Energy Technologies, Inc.*	338,050	$4,445,358
McDermott International, Inc.*	49,130	884,831
NCS Multistage Holdings, Inc.*,1	200,823	3,185,053
Precision Drilling Corp.*	581,645	2,111,371
Superior Energy Services, Inc.*	43,200	425,088
TETRA Technologies, Inc.*	77,900	335,749
Weatherford International PLC*,1	1,009,600	3,422,544
		28,558,385
Equity real estate investment trusts—8.03%
CatchMark Timber Trust, Inc., Class A	24,337	302,266
CoreCivic, Inc.	100,350	2,572,974
Cousins Properties, Inc.	131,050	1,221,386
Gaming and Leisure Properties, Inc.	38,080	1,383,066
Government Properties Income Trust	68,600	1,033,802
Granite Real Estate Investment Trust	25,900	1,071,224
Host Hotels & Resorts, Inc.	76,650	1,605,051
Lamar Advertising Co., Class A	133,250	9,811,197
Liberty Property Trust	57,065	2,445,806
Medical Properties Trust, Inc.	183,875	2,649,639
Outfront Media, Inc.	184,630	3,923,387
Physicians Realty Trust	173,900	2,740,664
Piedmont Office Realty Trust, Inc., Class A	82,173	1,625,382
QTS Realty Trust, Inc., Class A	115,800	4,950,450
Redwood Trust, Inc.	210,650	3,541,026
Ryman Hospitality Properties, Inc.	11,365	966,139
Sabra Health Care REIT, Inc.	37,360	807,350
SL Green Realty Corp.	6,255	644,953
		43,295,762
Food & staples retailing—0.16%
US Foods Holding Corp.*	25,645	867,057
Food products—1.91%
Conagra Brands, Inc.	9,000	330,390
Lamb Weston Holdings, Inc.	6,600	463,782
Nomad Foods Ltd.*	64,210	1,219,990
Pinnacle Foods, Inc.	7,285	483,870
Post Holdings, Inc.*,1	59,533	5,153,176
TreeHouse Foods, Inc.*	50,633	2,404,561
Tyson Foods, Inc., Class A	4,500	259,425
		10,315,194
Health care equipment & supplies—1.89%
Anika Therapeutics, Inc.*	116,600	4,667,498
CONMED Corp.	6,400	473,600
Hill-Rom Holdings, Inc.	17,245	1,624,479
Natus Medical, Inc.*	94,200	3,438,300
		10,203,877
Health care providers & services—1.44%
Acadia Healthcare Co., Inc.*,1	64,000	2,526,720
Amedisys, Inc.*	14,950	1,399,769
Encompass Health Corp.	12,540	948,400
Hanger, Inc.*	30,400	532,000
Tenet Healthcare Corp.*	16,100	605,843
WellCare Health Plans, Inc.*	6,670	1,783,691
		7,796,423
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—3.34%
Brinker International, Inc.	14,835	$699,767
Caesars Entertainment Corp.*	166,565	1,882,185
Darden Restaurants, Inc.	4,000	427,760
Dave & Buster's Entertainment, Inc.*,1	102,950	5,059,992
The Cheesecake Factory, Inc.[1]	177,300	9,934,119
		18,003,823
Household durables—1.04%
Lennar Corp., Class B	10,750	464,400
Tupperware Brands Corp.	28,100	1,031,551
Whirlpool Corp.	31,220	4,092,942
		5,588,893
Household products—0.71%
WD-40 Co.[1]	24,100	3,859,615
Independent power and renewable electricity producers—0.31%
NRG Energy, Inc.	16,515	523,030
Vistra Energy Corp.*	52,095	1,177,347
		1,700,377
Insurance—5.02%
Argo Group International Holdings Ltd.	74,272	4,645,714
Aspen Insurance Holdings Ltd.	154,030	6,230,513
Assured Guaranty Ltd.	56,700	2,206,764
Athene Holding Ltd., Class A*	23,965	1,099,275
Brighthouse Financial, Inc.*	13,000	564,590
CNA Financial Corp.	40,025	1,872,370
CNO Financial Group, Inc.	39,237	798,473
Old Republic International Corp.	74,720	1,592,283
W.R. Berkley Corp.	106,150	8,047,231
		27,057,213
Internet software & services—0.91%
Cars.com, Inc.*	172,200	4,885,314
IT services—5.35%
Broadridge Financial Solutions, Inc.	86,000	9,716,280
Cass Information Systems, Inc.	101,895	6,862,628
EVERTEC, Inc.	184,450	4,297,685
Jack Henry & Associates, Inc.	47,000	6,330,900
Perficient, Inc.*	47,195	1,242,172
Science Applications International Corp.	5,400	455,598
		28,905,263
Life sciences tools & services—1.05%
ICON PLC*	2,730	379,907
PerkinElmer, Inc.	16,725	1,324,285
Syneos Health, Inc.*	80,200	3,951,855
		5,656,047
Machinery—7.53%
Altra Industrial Motion Corp.	67,085	2,945,031
Donaldson Co., Inc.	93,800	4,474,260
EnPro Industries, Inc.	40,600	3,101,434
Graco, Inc.	130,100	6,002,814
Meritor, Inc.*	65,990	1,359,394
RBC Bearings, Inc.*	61,100	8,882,718

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Snap-on, Inc.	45,600	$7,733,304
Terex Corp.	80,075	3,532,909
The Greenbrier Cos, Inc.	18,485	1,047,175
The Timken Co.	13,715	675,464
Trinity Industries, Inc.	23,115	880,682
		40,635,185
Media—1.42%
Cinemark Holdings, Inc., Class A1	151,800	5,452,656
Liberty Latin America Ltd., Class A*	116,370	2,220,340
		7,672,996
Metals & mining—0.56%
Alcoa Corp.*	16,570	716,984
Carpenter Technology Corp.	7,100	388,867
Commercial Metals Co.	58,760	1,312,698
Kaiser Aluminum Corp.	5,500	613,910
		3,032,459
Multi-utilities—0.56%
NorthWestern Corp.	50,998	3,025,711
Oil, gas & consumable fuels—3.21%
Chesapeake Energy Corp.*	154,700	730,184
Delek US Holdings, Inc.	25,260	1,346,863
Energen Corp.*	46,605	3,457,159
Euronav N.V.*	10,500	88,725
Golar LNG Ltd.	22,070	574,041
Golar LNG Partners LP	85,400	1,401,414
HighPoint Resources Corp.*	80,900	529,086
Oasis Petroleum, Inc.*	348,690	4,260,992
Teekay Tankers Ltd., Class A	427,091	405,096
WPX Energy, Inc.*	242,395	4,549,754
		17,343,314
Paper & forest products—0.20%
KapStone Paper and Packaging Corp.	14,100	490,398
Louisiana-Pacific Corp.	21,390	575,819
		1,066,217
Personal products—0.33%
elf Beauty, Inc.*,1	124,400	1,796,336
Pharmaceuticals—0.27%
Jazz Pharmaceuticals PLC*	8,275	1,432,237
Professional services—2.51%
ICF International, Inc.	11,010	810,887
Resources Connection, Inc.	151,420	2,407,578
TransUnion	142,500	10,317,000
		13,535,465
Real estate management & development—1.83%
CBRE Group, Inc., Class A*	31,940	1,590,612
HFF, Inc., Class A	183,650	8,266,087
		9,856,699
	Number of shares	Value
Common stocks—(concluded)
Road & rail—2.58%
Genesee & Wyoming, Inc., Class A*	39,450	$3,392,700
Knight-Swift Transportation Holdings, Inc.[1]	118,642	3,861,797
Landstar System, Inc.	60,200	6,691,230
		13,945,727
Semiconductors & semiconductor equipment—0.64%
Ichor Holdings Ltd.*	24,430	513,030
MKS Instruments, Inc.	7,430	700,649
Rudolph Technologies, Inc.*	30,670	877,162
SMART Global Holdings, Inc.*	27,115	827,821
SolarEdge Technologies, Inc.*	10,165	541,286
		3,459,948
Software—1.97%
American Software, Inc., Class A	408,580	6,112,357
CA, Inc.	30,000	1,326,300
Synopsys, Inc.*	19,300	1,725,999
Verint Systems, Inc.*	32,440	1,456,556
		10,621,212
Specialty retail—3.63%
Ascena Retail Group, Inc.*	1,021,360	3,758,605
Burlington Stores, Inc.*	3,195	488,228
Dick's Sporting Goods, Inc.	53,680	1,832,635
Foot Locker, Inc.	29,725	1,450,877
Party City Holdco, Inc.*	113,600	1,789,200
Signet Jewelers Ltd.[1]	59,390	3,429,179
The Michaels Cos. Inc.*	334,595	6,829,084
		19,577,808
Technology hardware, storage & peripherals—0.75%
Diebold Nixdorf, Inc.[1]	324,900	3,687,615
Hewlett Packard Enterprise Co.	22,800	352,032
		4,039,647
Textiles, apparel & luxury goods—0.34%
PVH Corp.	7,667	1,177,038
Ralph Lauren Corp.	4,860	656,003
		1,833,041
Thrifts & mortgage finance—1.16%
Essent Group Ltd.*	93,850	3,603,840
Washington Federal, Inc.	78,869	2,646,055
		6,249,895
Trading companies & distributors—2.18%
Air Lease Corp.	51,300	2,255,148
Beacon Roofing Supply, Inc.*	152,400	6,412,992
Titan Machinery, Inc.*	74,730	1,131,412
Triton International Ltd.	55,230	1,944,096
		11,743,648
Total common stocks (cost—$440,314,972)		521,850,862

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Short-term investment—3.47%
Investment companies—3.47%
State Street Institutional U.S. Government Money Market Fund (cost—$18,732,789)	18,732,789	$18,732,789
Investment of cash collateral from securities loaned—4.75%
Money market fund—4.75%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$25,616,918)	25,616,918	25,616,918
Total investments (cost—$484,664,679)—104.95%		566,200,569
Liabilities in excess of other assets—(4.95)%		(26,728,900)
Net assets—100.00%		$539,471,669

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$521,850,862	$—	$—	$521,850,862
Short-term investment	—	18,732,789	—	18,732,789
Investment of cash collateral from securities loaned	—	25,616,918	—	25,616,918
Total	$521,850,862	$44,349,707	$—	$566,200,569

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares gained 23.46% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 22.18%, and the Lipper Small-Cap Growth Funds category posted a median return of 23.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 190. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor comments (unaudited)2

The Portfolio outperformed the benchmark during the reporting period. The primary contributor was sector allocation, largely due to underweights to materials and real estate, along with an overweight to information technology. Stock selection was additive due to strong performance within the consumer discretionary sector. Grand Canyon Education, Inc. was a top individual contributor. Stock selection in the industrials and information technology sectors detracted from performance. Meanwhile, the Portfolio's tilt towards growth was additive during the period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG"); Timpani Capital Management LLC ("Timpani")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A growth strategy that involves seeking to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

PACE Small/Medium Co Growth Equity Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.29%	10.20%	10.49%
Class C2	22.33	9.36	9.64
Class Y3	23.97	10.40	10.70
Class P4	23.46	10.32	10.65
After deducting maximum sales charge
Class A1	16.49	8.95	9.86
Class C2	21.33	9.36	9.64
Russell 2500 Growth Index[5]	22.18	12.67	11.62
Lipper Small-Cap Growth Funds median	23.67	11.82	11.20

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.68%	11.60%	10.21
Class C2	22.71	10.74	9.36
Class Y3	24.23	11.77	10.41
Class P4	23.83	11.72	10.37
After deducting maximum sales charge
Class A1	16.90	10.34	9.59
Class C2	21.71	10.74	9.36

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.23% and 1.23%; Class C—2.00% and 2.00%; Class Y—1.24% and 1.08%; and Class P—1.11% and 1.08%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.33%; Class C—2.08%; Class Y—1.08%; and Class P—1.08%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
Proto Labs, Inc.	2.4%
Five Below, Inc.	2.1
Paylocity Holding Corp.	2.0
Chemed Corp.	2.0
Grand Canyon Education, Inc.	2.0
Ritchie Brothers Auctioneers, Inc.	1.7
LHC Group, Inc.	1.6
2U, Inc.	1.6
GTT Communications, Inc.	1.5
Ultimate Software Group, Inc.	1.5
Total	18.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	98.5%
Canada	1.8
Luxembourg	1.2
Jersey	0.9
Bermuda	0.5
Total	102.9%
Sectors[1]	Percentage of net assets
Information Technology	32.6%
Health Care	21.7
Industrials	17.8
Consumer Discretionary	14.6
Financials	4.5
Consumer Staples	2.9
Telecommunication Services	2.1
Materials	0.6
Energy	0.1
Total	96.9%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—96.91%
Aerospace & defense—2.33%
Curtiss-Wright Corp.	33,526	$4,459,964
HEICO Corp.	103,480	7,902,767
Mercury Systems, Inc.*	8,444	352,368
		12,715,099
Auto components—2.24%
Dorman Products, Inc.*	81,957	6,120,549
Gentex Corp.	264,104	6,127,213
		12,247,762
Banks—1.74%
Cadence BanCorp	23,067	628,115
Home Bancshares, Inc.	82,702	1,917,859
Pinnacle Financial Partners, Inc.	14,501	906,313
SVB Financial Group*	6,039	1,859,287
Texas Capital Bancshares, Inc.*	8,953	812,932
Western Alliance Bancorp*	59,257	3,361,057
		9,485,563
Beverages—0.05%
Primo Water Corp.*	14,542	255,212
Biotechnology—3.55%
Agios Pharmaceuticals, Inc.*,1	33,326	2,879,700
Alkermes PLC*,1	21,423	939,399
AnaptysBio, Inc.*,1	11,526	902,716
Bluebird Bio, Inc.*,1	13,269	2,055,368
Blueprint Medicines Corp.*	15,931	948,532
CareDx, Inc.*	27,971	376,490
Immunomedics, Inc.*,1	56,282	1,346,828
Ligand Pharmaceuticals, Inc.*,1	15,955	3,483,455
Loxo Oncology, Inc.*,1	3,032	508,133
Myriad Genetics, Inc.*	19,612	858,025
Natera, Inc.*	14,179	325,550
Neurocrine Biosciences, Inc.*	5,790	581,837
REGENXBIO, Inc.*,1	3,238	227,631
Sarepta Therapeutics, Inc.*,1	24,886	2,892,749
Veracyte, Inc.*	33,715	365,133
Vericel Corp.*	69,841	729,838
		19,421,384
Building products—0.66%
PGT Innovations, Inc.*	54,629	1,311,096
Trex Co., Inc.*	29,306	2,278,248
		3,589,344
Capital markets—0.20%
Blucora, Inc.*	14,181	492,790
LPL Financial Holdings, Inc.	8,838	585,871
		1,078,661
Chemicals—0.61%
Ingevity Corp.*	24,664	2,458,261
KMG Chemicals, Inc.	12,105	869,139
		3,327,400
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—4.52%
Healthcare Services Group, Inc.[1]	194,713	$7,839,145
Mobile Mini, Inc.	181,606	7,745,496
Ritchie Brothers Auctioneers, Inc.	273,624	9,103,471
		24,688,112
Communications equipment—0.42%
Digi International, Inc.*	170,927	2,307,515
Construction & engineering—1.11%
MasTec, Inc.*	72,660	3,382,323
NV5 Global, Inc.*,1	8,151	613,770
Quanta Services, Inc.*	60,797	2,071,354
		6,067,447
Consumer finance—1.58%
Green Dot Corp., Class A*	29,619	2,349,379
PRA Group, Inc.*,1	159,781	6,263,415
		8,612,794
Diversified consumer services—3.05%
Aspen Group, Inc.*,1	14,350	99,589
Chegg, Inc.*,1	119,117	3,292,987
Grand Canyon Education, Inc.*	92,792	10,813,052
Weight Watchers International, Inc.*	27,421	2,455,002
		16,660,630
Diversified telecommunication services—1.00%
Zayo Group Holdings, Inc.*	146,702	5,441,177
Electrical equipment—0.31%
TPI Composites, Inc.*	55,170	1,700,339
Electronic equipment, instruments & components—1.78%
FLIR Systems, Inc.	14,367	841,906
Littelfuse, Inc.	3,711	804,619
National Instruments Corp.	184,897	8,100,338
		9,746,863
Energy equipment & services—0.06%
Profire Energy, Inc.*	93,705	326,093
Food & staples retailing—0.29%
United Natural Foods, Inc.*	49,254	1,585,979
Food products—1.87%
Calavo Growers, Inc.[1]	61,935	5,728,988
Freshpet, Inc.*,1	154,254	4,473,366
		10,202,354
Health care equipment & supplies—4.28%
AxoGen, Inc.*	12,197	547,950
Heska Corp.*	53,940	5,407,485
Inogen, Inc.*	9,991	1,990,707
iRadimed Corp.*	12,155	279,565
iRhythm Technologies, Inc.*	20,636	1,559,050
Merit Medical Systems, Inc.*	41,316	2,243,459
Neogen Corp.*	63,562	5,237,509

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Neuronetics, Inc.*	2,984	$74,451
Penumbra, Inc.*	6,057	861,608
Tactile Systems Technology, Inc.*,1	32,294	1,552,372
The Cooper Cos., Inc.	13,898	3,620,429
		23,374,585
Health care providers & services—7.01%
Addus HomeCare Corp.*	18,629	1,232,308
AMN Healthcare Services, Inc.*,1	66,289	4,010,484
Chemed Corp.	35,235	11,135,317
Encompass Health Corp.	23,595	1,784,490
LHC Group, Inc.*	102,968	8,863,485
PetIQ, Inc.*,1	32,619	893,761
R1 RCM, Inc.*	58,228	466,989
US Physical Therapy, Inc.	69,120	7,240,320
WellCare Health Plans, Inc.*	10,056	2,689,176
		38,316,330
Health care technology—5.07%
athenahealth, Inc.*	48,163	7,258,646
Evolent Health, Inc., Class A*,1	239,394	4,835,759
HealthStream, Inc.	157,564	4,424,397
Inovalon Holdings, Inc., Class A*,1	144,860	1,542,759
Omnicell, Inc.*	10,072	599,284
Tabula Rasa HealthCare, Inc.*	19,386	1,129,040
Teladoc, Inc.*	132,347	7,920,968
		27,710,853
Hotels, restaurants & leisure—3.03%
BJ's Restaurants, Inc.	30,901	1,954,488
Chuy's Holdings, Inc.*	8,798	278,457
Marriott Vacations Worldwide Corp.[1]	33,647	4,007,694
Noodles & Co.*,1	87,110	910,299
Planet Fitness, Inc., Class A*	31,834	1,512,752
Red Rock Resorts, Inc., Class A	72,331	2,556,178
Ruth's Hospitality Group, Inc.	23,164	670,598
Texas Roadhouse, Inc.	9,000	565,560
The Cheesecake Factory, Inc.[1]	57,980	3,248,619
Wingstop, Inc.	16,934	835,693
		16,540,338
Household durables—0.15%
Century Communities, Inc.*	20,550	626,775
The Lovesac Co.*	10,669	213,380
		840,155
Household products—0.70%
Central Garden & Pet Co.*,1	18,920	816,776
Central Garden and Pet Co., Class A*	75,015	3,009,602
		3,826,378
Insurance—0.94%
Health Insurance Innovations, Inc., Class A*,1	61,911	2,058,541
Trupanion, Inc.*,1	73,567	3,060,387
		5,118,928
	Number of shares	Value
Common stocks—(continued)
Internet software & services—9.66%
2U, Inc.*	113,026	$8,551,547
Alarm.com Holdings, Inc.*,1	165,633	7,100,687
Apptio, Inc., Class A*,1	100,126	3,361,230
Carbonite, Inc.*	122,885	4,214,955
Coupa Software, Inc.*	7,918	485,453
Dropbox, Inc., Class A*,1	53,381	1,429,009
Envestnet, Inc.*	37,367	2,189,706
Five9, Inc.*	42,260	1,348,094
GrubHub, Inc.*	5,655	689,288
GTT Communications, Inc.*,1	186,004	8,267,878
Instructure, Inc.*	7,445	288,121
Mimecast Ltd.*	111,421	4,001,128
ShotSpotter, Inc.*,1	37,058	1,581,265
SPS Commerce, Inc.*	89,225	7,654,613
TechTarget, Inc.*	13,217	375,627
Twilio, Inc., Class A*	7,574	438,459
Zillow Group, Inc., Class A*,1	14,546	819,958
		52,797,018
IT services—3.28%
Cass Information Systems, Inc.	53,306	3,590,159
EPAM Systems, Inc.*	8,423	1,096,759
Euronet Worldwide, Inc.*	20,734	1,906,284
ExlService Holdings, Inc.*	68,005	4,055,818
Gartner, Inc.*,1	6,180	836,958
MAXIMUS, Inc.	87,010	5,639,118
WNS Holdings Ltd., ADR*	16,999	827,171
		17,952,267
Life sciences tools & services—1.15%
Bio-Techne Corp.	39,165	6,291,466
Machinery—2.72%
DMC Global, Inc.	18,976	778,965
Proto Labs, Inc.*	106,684	13,298,160
Spartan Motors, Inc.	51,604	761,159
		14,838,284
Media—1.83%
Gray Television, Inc.*	203,499	3,144,060
Nexstar Media Group, Inc., Class A	14,687	1,093,447
Sinclair Broadcast Group, Inc., Class A	223,285	5,760,753
		9,998,260
Multiline retail—0.47%
Ollie's Bargain Outlet Holdings, Inc.*	36,742	2,553,569
Pharmaceuticals—0.66%
Intersect ENT, Inc.*	53,934	1,744,765
Jazz Pharmaceuticals PLC*	5,623	973,229
Supernus Pharmaceuticals, Inc.*	17,029	901,685
		3,619,679
Professional services—3.35%
Barrett Business Services, Inc.	9,139	839,691
BG Staffing, Inc.	27,941	734,848
CoStar Group, Inc.*	7,950	3,306,008
Exponent, Inc.	102,552	5,014,793

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Professional services—(concluded)
Insperity, Inc.	21,171	$2,013,362
TransUnion	24,950	1,806,380
WageWorks, Inc.*	86,486	4,566,461
		18,281,543
Road & rail—1.16%
Knight-Swift Transportation Holdings, Inc.	107,769	3,507,881
Old Dominion Freight Line, Inc.	7,228	1,061,070
Saia, Inc.*	23,236	1,750,833
		6,319,784
Semiconductors & semiconductor equipment—2.82%
ACM Research, Inc.*	20,397	264,345
Adesto Technologies Corp.*,1	66,031	363,171
Advanced Micro Devices, Inc.*,1	44,175	809,728
Cabot Microelectronics Corp.	33,823	4,073,980
Diodes, Inc.*	9,000	334,440
Marvell Technology Group Ltd.	123,011	2,621,365
Mellanox Technologies Ltd.*	12,184	956,444
Monolithic Power Systems, Inc.	10,290	1,365,277
Nova Measuring Instruments Ltd.*	13,075	365,969
Power Integrations, Inc.	59,770	4,273,555
		15,428,274
Software—14.79%
Altair Engineering, Inc., Class A*	62,242	2,184,694
Asure Software, Inc.*,1	15,943	224,637
Blackline, Inc.*,1	138,836	5,928,297
Bottomline Technologies de, Inc.*	26,555	1,431,315
Cadence Design Systems, Inc.*	31,323	1,381,031
Ellie Mae, Inc.*,1	57,126	5,668,042
Everbridge, Inc.*,1	43,520	1,957,530
Fair Isaac Corp.*	6,564	1,322,383
Globant SA*	113,954	6,317,610
HubSpot, Inc.*	4,613	572,473
NICE Systems Ltd., ADR*	7,382	807,591
Paylocity Holding Corp.*	192,863	11,186,054
Pegasystems, Inc.	141,419	7,862,896
PROS Holdings, Inc.*	183,145	6,802,005
PTC, Inc.*	9,035	830,407
RealPage, Inc.*	91,094	5,019,279
RingCentral, Inc., Class A*	37,126	2,738,043
Tyler Technologies, Inc.*	2,403	540,651
Ultimate Software Group, Inc.*,1	29,525	8,175,177
Varonis Systems, Inc.*	27,868	1,665,810
Verint Systems, Inc.*	80,420	3,610,858
Workiva, Inc.*	181,360	4,579,340
		80,806,123
Specialty retail—3.69%
At Home Group, Inc.*,1	118,823	4,309,710
Boot Barn Holdings, Inc.*	52,651	1,231,507
Five Below, Inc.*	115,211	11,193,901
	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
Floor & Decor Holdings, Inc., Class A*,1	56,411	$2,693,625
National Vision Holdings, Inc.*	121	4,920
The Children's Place, Inc.[1]	5,825	715,892
		20,149,555
Technology hardware, storage & peripherals—0.33%
USA Technologies, Inc.*,1	134,065	1,803,174
Textiles, apparel & luxury goods—0.18%
Canada Goose Holdings, Inc.*,1	17,414	1,000,086
Thrifts & mortgage finance—0.04%
LendingTree, Inc.*,1	889	212,293
Trading companies & distributors—1.60%
Beacon Roofing Supply, Inc.*	146,009	6,144,059
SiteOne Landscape Supply, Inc.*,1	29,352	2,617,024
		8,761,083
Wireless telecommunication services—0.63%
Boingo Wireless, Inc.*	148,541	3,432,783
Total common stocks (cost—$415,173,095)		529,432,536
	Number of rights
Right—0.02%
Dyax Corp.*,2,3,4 (cost—$80,090)	72,153	126,268
	Number of shares
Short-term investment—2.13%
Investment companies—2.13%
State Street Institutional U.S. Government Money Market Fund (cost—$11,599,856)	11,599,856	11,599,856
Investment of cash collateral from securities loaned—4.51%
Money market fund—4.51%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$24,656,399)	24,656,399	24,656,399
Total investments (cost—$451,509,440)—103.57%		565,815,059
Liabilities in excess of other assets—(3.57)%		(19,477,374)
Net assets—100.00%		$546,337,685

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$529,432,536	$—	$—	$529,432,536
Right	—	—	126,268	126,268
Short-term investment	—	11,599,856	—	11,599,856
Investment of cash collateral from securities loaned	—	24,656,399	—	24,656,399
Total	$529,432,536	$36,256,255	$126,268	$565,815,059

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the year ended July 31, 2018:

Right
Beginning balance	$90,191
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	36,077
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$126,268

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2018 was $36,077.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at period end. Illiquid assets, in the amount of $126,268, represented 0.02% of the Portfolio's net assets at period end.

3  Significant unobservable inputs were used in the valuation of this security; i.e. a Level 3 security.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares gained 7.14% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 6.40% and the Lipper International Multi-Cap Growth Funds category had a median return of 7.02%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 199. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor Comments (unaudited)2

The Portfolio outperformed the benchmark during the reporting period. From a sector perspective, the key driver of performance was stock selection in the financials and information technology sectors. Positive performance was partially offset by negative stock selection in health Care and industrials. Sector allocation provided a tailwind, as the Portfolio benefited from overweights to information technology and energy. From a country perspective, stock selection was additive in Germany and the Netherlands, as well as the UK.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

• A "long/short" or "130/30" equity strategy in which the

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.88%	6.02%	2.86%
Class C2	6.12	5.20	2.02
Class Y3	7.24	6.32	3.16
Class P4	7.14	6.31	3.12
After deducting maximum sales charge
Class A1	1.03	4.83	2.28
Class C2	5.12	5.20	2.02
MSCI EAFE Index (net)[5]	6.40	5.86	3.43
Lipper International Multi-Cap Growth Funds median	7.02	6.16	3.72

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.95%	6.56%	2.27%
Class C2	7.07	5.71	1.44
Class Y3	8.20	6.85	2.57
Class P4	8.22	6.85	2.54
After deducting maximum sales charge
Class A1	2.04	5.36	1.69
Class C2	6.07	5.71	1.44

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.79% and 1.74%; Class C—2.58% and 2.49%; Class Y—1.51% and 1.49%; and Class P—1.51% and 1.49%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class C—2.10%; Class Y—1.10%; and Class P—1.10%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments

PACE International Equity Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
ENI SpA	1.8%
Sanofi SA	1.6
Temenos AG	1.5
Tesco PLC	1.5
ASML Holding N.V., NY Registered Shares	1.3
Enel SpA	1.3
Wirecard AG	1.3
Takeda Pharmaceutical Co. Ltd.	1.3
Royal Dutch Shell PLC, B Shares	1.2
GlaxoSmithKline PLC	1.2
Total	14.0%
Top ten holdings (short holdings)[1]	Percentage of net assets
Inpex Corp.	(0.4)%
TDK Corp.	(0.4)
Daimler AG	(0.3)
Tabcorp Holdings Ltd.	(0.3)
Yahoo Japan Corp.	(0.3)
EXOR N.V.	(0.3)
Vifor Pharma AG	(0.3)
Dufry AG	(0.3)
EDP—Energias de Portugal SA	(0.3)
SBI Holdings, Inc.	(0.3)
Total	(3.2)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	23.6%
United Kingdom	14.8
Switzerland	10.1
Germany	8.7
France	6.9
Total	64.1%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(5.2)%
Germany	(1.5)
Australia	(1.2)
France	(1.0)
Hong Kong	(0.8)
Total	(9.7)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2018

Common stocks
Aerospace & defense	0.19%
Air freight & logistics	0.26
Airlines	0.12
Auto components	0.75
Automobiles	2.83
Banks	10.91
Beverages	1.48
Biotechnology	1.41
Building products	0.97
Capital markets	2.63
Chemicals	2.52
Commercial services & supplies	2.30
Communications equipment	0.02
Construction & engineering	0.44
Construction materials	0.09
Consumer finance	0.14
Containers & packaging	0.13
Diversified consumer services	0.41
Diversified financial services	0.93
Diversified telecommunication services	2.94
Electric utilities	4.76
Electrical equipment	2.69
Electronic equipment, instruments & components	1.66
Energy equipment & services	1.52
Equity real estate investment trusts	1.44
Food & staples retailing	3.18
Food products	1.29
Gas utilities	0.47
Health care equipment & supplies	1.19
Health care providers & services	0.96
Health care technology	0.06
Hotels, restaurants & leisure	2.38
Household durables	0.71
Household products	1.36
Independent power and renewable electricity producers	0.08
Industrial conglomerates	0.63
Insurance	5.79
Internet & catalog retail	0.35
Internet software & services	0.39
IT services	2.65
Leisure products	0.69
Life sciences tools & services	0.10
Machinery	2.47
Common stocks—(concluded)
Marine	0.13%
Media	1.75
Metals & mining	1.73
Multi-utilities	0.59
Multiline retail	0.24
Oil, gas & consumable fuels	6.92
Paper & forest products	0.92
Personal products	1.33
Pharmaceuticals	10.83
Professional services	2.07
Real estate management & development	2.67
Road & rail	0.70
Semiconductors & semiconductor equipment	4.07
Software	2.59
Specialty retail	1.09
Technology hardware, storage & peripherals	0.73
Textiles, apparel & luxury goods	2.49
Tobacco	0.18
Trading companies & distributors	0.94
Transportation infrastructure	0.06
Wireless telecommunication services	1.18
Total common stocks	111.50
Preferred stocks
Automobiles	0.62
Chemicals	0.03
Household products	0.12
Total preferred stocks	0.77
Investment companies	1.09
Investment of cash collateral from securities loaned	3.18
Total investments before investments sold short	116.54
Investments sold short Common stocks
Aerospace & defense	(0.21)
Air freight & logistics	(0.16)
Airlines	(0.09)
Auto components	(0.05)
Automobiles	(0.51)
Banks	(0.25)
Beverages	(0.09)
Biotechnology	(0.03)

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2018

Investments sold short—(continued) Common stocks—(continued)
Capital markets	(0.27)%
Chemicals	(0.88)
Commercial services & supplies	(0.28)
Communications equipment	(0.05)
Construction & engineering	(0.48)
Consumer finance	(0.05)
Containers & packaging	(0.09)
Diversified financial services	(0.45)
Diversified telecommunication services	(0.57)
Electric utilities	(0.35)
Electronic equipment, instruments & components	(0.54)
Energy equipment & services	(0.16)
Equity real estate investment trusts	(0.39)
Food & staples retailing	(0.32)
Food products	(0.17)
Hotels, restaurants & leisure	(0.94)
Household durables	(0.31)
Industrial conglomerates	(0.06)
Insurance	(0.40)
Internet software & services	(0.45)
Life sciences tools & services	(0.08)
Investments sold short—(concluded) Common stocks—(concluded)
Machinery	(0.25)%
Marine	(0.17)
Media	(0.17)
Metals & mining	(0.78)
Multi-utilities	(0.35)
Oil, gas & consumable fuels	(0.57)
Pharmaceuticals	(0.47)
Real estate management & development	(0.78)
Road & rail	(0.29)
Semiconductors & semiconductor equipment	(0.02)
Software	(0.19)
Specialty retail	(0.54)
Technology hardware, storage & peripherals	(0.07)
Textiles, apparel & luxury goods	(0.09)
Tobacco	(0.11)
Trading companies & distributors	(0.01)
Transportation infrastructure	(0.05)
Total investments sold short	(13.59)
Liabilities in excess of other assets	(2.95)
Net assets	100.00%

PACE International Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—111.50%
Australia—5.20%
AGL Energy Ltd.	100,562	$1,642,928
Alumina Ltd.	684,908	1,440,052
Amcor Ltd.	139,927	1,566,658
Aristocrat Leisure Ltd.	73,476	1,757,765
ASX Ltd.	31,666	1,545,439
Aurizon Holdings Ltd.	213,643	722,204
Australia & New Zealand Banking Group Ltd.	79,758	1,736,206
BHP Billiton Ltd.	35,456	918,283
BlueScope Steel Ltd.	27,940	366,587
Brambles Ltd.	243,831	1,789,803
Caltex Australia Ltd.	19,459	470,722
CIMIC Group Ltd.	52,302	1,877,996
Coca-Cola Amatil Ltd.	112,826	803,035
Cochlear Ltd.	2,936	443,589
Computershare Ltd.	120,250	1,625,089
Crown Ltd.	178,356	1,788,879
CSL Ltd.	13,461	1,966,267
Dexus	7,149	53,538
Incitec Pivot Ltd.	67,161	189,111
Insurance Australia Group Ltd.	59,931	357,987
Macquarie Group Ltd.	39,805	3,632,170
Medibank Pvt Ltd.	679,440	1,569,896
Mirvac Group	194,177	328,921
Newcrest Mining Ltd.[1]	460,212	7,395,609
Origin Energy Ltd.*,1	707,353	5,134,406
QBE Insurance Group Ltd.[1]	1,354,349	10,162,754
Ramsay Health Care Ltd.	37,467	1,565,502
Sonic Healthcare Ltd.	60,485	1,171,965
South32 Ltd.	154,420	409,573
Stockland	114,167	352,005
The GPT Group	84,150	322,599
Westpac Banking Corp.	4,367	95,582
Woolworths Ltd.[1]	289,590	6,473,888
Total Australia common stocks		61,677,008
Austria—1.34%
ams AG*,2	132,393	9,554,920
Erste Group Bank AG*	25,343	1,095,303
OMV AG1	91,674	5,184,143
Total Austria common stocks		15,834,366
Belgium—0.87%
Anheuser-Busch InBev SA/NV	22,693	2,297,757
KBC Group N.V.[1]	77,194	5,935,945
Proximus SADP	6,163	150,836
UCB SA	22,165	1,903,984
Total Belgium common stocks		10,288,522
Bermuda—0.82%
Hongkong Land Holdings Ltd.[1]	786,700	5,719,309
Jardine Matheson Holdings Ltd.	58,900	3,975,750
Total Bermuda common stocks		9,695,059
	Number of shares	Value
Common stocks—(continued)
Canada—1.56%
CI Financial Corp.	345,215	$6,032,007
The Toronto-Dominion Bank	209,247	12,413,108
Total Canada common stocks		18,445,115
Cayman Islands—3.02%
Alibaba Group Holding Ltd., ADR*,2	20,340	3,808,258
CK Asset Holdings Ltd.	546,000	4,177,232
CK Hutchison Holdings Ltd.	1,095,500	11,905,409
Ctrip.com International Ltd., ADR*	120,471	4,957,382
Sands China Ltd.	466,800	2,402,675
TAL Education Group, ADR*	142,207	4,549,202
WH Group Ltd.[3]	5,033,500	4,040,113
Total Cayman Islands common stocks		35,840,271
China—0.31%
BYD Co. Ltd., Class H2	535,622	3,029,872
Sinopharm Group Co., Class H	158,265	669,431
Total China common stocks		3,699,303
Denmark—3.86%
Danske Bank A/S	38,423	1,116,956
DSV A/S	28,559	2,394,949
Genmab A/S*	75,122	12,872,904
H. Lundbeck A/S	19,706	1,426,490
ISS A/S	233,563	8,730,368
Novo Nordisk A/S, ADR	200,117	9,959,823
Novo Nordisk A/S, Class B1	122,854	6,133,494
Novozymes A/S, B Shares	36,144	1,902,898
Vestas Wind Systems A/S	6,491	418,741
William Demant Holding A/S*	15,714	751,110
Total Denmark common stocks		45,707,733
Finland—1.87%
Neste Oyj	22,937	1,894,126
Nokian Renkaat Oyj	78,273	3,394,793
Orion Oyj, Class B2	29,118	1,003,087
Sampo Oyj, A Shares[1]	135,501	6,886,154
Stora Enso Oyj, R Shares	64,921	1,073,064
UPM-Kymmene Oyj[1]	224,353	7,964,860
Total Finland common stocks		22,216,084
France—6.92%
Accor SA	50,118	2,583,329
Arkema SA	6,453	809,289
Atos SE	11,656	1,565,399
Bureau Veritas SA	43,639	1,124,175
Capgemini SE	6,133	787,444
Cie de Saint-Gobain	150,294	6,691,540
Cie Generale des Etablissements Michelin SCA	5,522	710,932
CNP Assurances	43,936	1,027,531
Dassault Aviation SA	100	184,757
Dassault Systemes SE	15,570	2,326,826
Eiffage SA	2,194	245,575
Engie SA	71,167	1,149,672
Essilor International SA1	54,171	7,994,121

PACE International Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Hermes International	3,904	$2,472,481
Ipsen SA	6,933	1,152,425
Kering SA	4,322	2,304,592
Klepierre SA	53,755	2,028,441
LVMH Moet Hennessy Louis Vuitton SE1	22,007	7,690,571
Orange SA	97,805	1,671,492
Pernod Ricard SA	11,621	1,874,605
Publicis Groupe SA	9,208	588,545
Sanofi SA	223,336	19,422,316
SCOR SE	24,374	947,683
Societe Generale SA2	105,775	4,713,749
Teleperformance	288	52,806
Thales SA	7,542	991,723
Total SA	49,937	3,261,879
Unibail-Rodamco-Westfield	25,561	5,674,570
Total France common stocks		82,048,468
Germany—7.90%
adidas AG1	35,396	7,828,977
Allianz SE	45,371	10,034,743
BASF SE	23,152	2,224,300
Bayer AG	28,259	3,147,834
Bayerische Motoren Werke AG	37,835	3,658,400
Beiersdorf AG	21,043	2,450,820
Brenntag AG	22,640	1,357,591
Continental AG	5,315	1,224,374
Daimler AG	144,499	9,994,569
Deutsche Post AG	75,304	2,658,433
Deutsche Telekom AG*	454,263	7,516,373
Evonik Industries AG	165,591	6,128,511
Fraport AG Frankfurt Airport Services Worldwide	4,216	420,922
Fresenius Medical Care AG & Co. KGaA	46,682	4,560,248
Fresenius SE & Co. KGaA	16,891	1,303,993
Hannover Rueck SE	4,580	610,541
Hochtief AG	10,743	1,930,830
Infineon Technologies AG	67,363	1,784,949
Muenchener Rueckversicherungs-Gesellschaft AG1	34,296	7,609,739
Puma SE	386	193,637
SAP SE	6,571	767,227
United Internet AG	14,940	803,624
Vonovia SE	10,829	524,370
Wirecard AG	79,681	14,884,702
Total Germany common stocks		93,619,707
Hong Kong—2.31%
AIA Group Ltd.	136,200	1,188,641
BOC Hong Kong Holdings Ltd.	226,000	1,094,145
China Mobile Ltd.	890,000	8,027,978
CLP Holdings Ltd.	101,500	1,159,309
Galaxy Entertainment Group Ltd.	478,000	3,839,688
Hang Lung Group Ltd.	213,000	629,579
Hang Seng Bank Ltd.	79,023	2,150,491
HKT Trust & HKT Ltd.	58,000	77,441
Hong Kong Exchanges & Clearing Ltd.	14,300	421,947
Hysan Development Co. Ltd.	55,000	300,960
Power Assets Holdings Ltd.	197,000	1,394,226
	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Sun Hung Kai Properties Ltd.	182,000	$2,852,065
Swire Pacific Ltd., Class A	185,500	2,011,205
Swire Properties Ltd.	322,800	1,270,793
Wheelock & Co. Ltd.	134,000	949,211
Total Hong Kong common stocks		27,367,679
India—1.06%
HDFC Bank Ltd., ADR	121,494	12,555,190
Indonesia—0.11%
PT Bank Rakyat Indonesia Persero Tbk	6,254,867	1,331,653
Ireland—0.82%
Allergan PLC	41,871	7,708,032
DCC PLC	21,788	2,016,147
Total Ireland common stocks		9,724,179
Israel—0.36%
Bank Leumi Le-Israel B.M.	264,459	1,656,380
Check Point Software Technologies Ltd.*	17,644	1,987,949
Nice Ltd.*	5,799	632,139
Total Israel common stocks		4,276,468
Italy—4.43%
Enel SpA	2,739,937	15,282,818
ENI SpA[1]	1,087,309	20,933,066
Mediobanca Banca di Credito Finanziario SpA	373,694	3,882,122
Moncler SpA	15,866	699,816
Prysmian SpA	80,100	2,055,945
Recordati SpA	67,584	2,527,358
Snam SpA	731,123	3,141,899
Terna Rete Elettrica Nazionale SpA	707,622	3,963,523
Total Italy common stocks		52,486,547
Japan—23.64%
Aeon Co. Ltd.	29,300	593,914
Amada Holdings Co. Ltd.	145,600	1,455,805
Aozora Bank Ltd.	15,300	571,278
Astellas Pharma, Inc.[1]	297,800	4,840,598
Benesse Holdings, Inc.	7,700	279,931
Brother Industries Ltd.	37,300	758,243
Canon, Inc.[1]	221,700	7,171,568
Chubu Electric Power Co., Inc.	55,800	858,596
Concordia Financial Group Ltd.	165,000	885,391
Credit Saison Co. Ltd.	104,300	1,622,123
Daifuku Co. Ltd.	3,700	161,646
Daiichi Sankyo Co. Ltd.	8,800	363,758
Daikin Industries Ltd.	20,900	2,489,720
Daito Trust Construction Co. Ltd.	2,000	333,855
Daiwa Securities Group, Inc.	240,000	1,396,879
Disco Corp.	4,000	678,621
Eisai Co. Ltd.[1]	58,000	4,970,317
Electric Power Development Co. Ltd.	36,700	992,868
FANUC Corp.	31,145	6,105,607
Fast Retailing Co. Ltd.	8,800	3,836,694
Fuji Electric Holdings Co. Ltd.	115,000	845,414
FUJIFILM Holdings Corp.	175,600	7,225,646

PACE International Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Fujitsu Ltd.	177,000	$1,203,692
Hamamatsu Photonics KK	35,200	1,489,031
Hirose Electric Co. Ltd.	6,404	778,342
Hitachi High-Technologies Corp.	17,700	721,835
Honda Motor Co. Ltd.	382,000	11,461,879
Hoshizaki Corp.	1,500	151,053
Hoya Corp.	16,100	964,718
Isuzu Motors Ltd.	200,000	2,698,207
Japan Airport Terminal Co. Ltd.	4,900	232,259
Japan Exchange Group, Inc.	177,500	3,151,075
Japan Post Bank Co. Ltd.	84,200	1,009,813
Japan Post Holdings Co. Ltd.	119,300	1,314,471
Japan Real Estate Investment Corp.	383	2,003,801
Japan Retail Fund Investment Corp.	131	238,885
Kao Corp.	54,800	3,987,905
Keikyu Corp.	49,000	801,511
Keyence Corp.	25,883	13,636,520
Kintetsu Group Holdings Co. Ltd.	19,300	766,373
Kirin Holdings Co. Ltd.	171,000	4,369,244
Koito Manufacturing Co. Ltd.	21,100	1,353,012
Konami Holdings Corp.	36,500	1,713,768
Kubota Corp.	99,500	1,663,598
Kuraray Co. Ltd.	26,300	370,456
Kurita Water Industries Ltd.	70,100	2,043,787
Kyocera Corp.	29,500	1,711,720
Kyowa Hakko Kirin Co. Ltd.	29,100	550,952
Kyushu Electric Power Co., Inc.	180,200	2,117,630
Kyushu Railway Co.	116,500	3,573,715
Lion Corp.	106,900	1,932,164
M3, Inc.	18,700	709,936
Marubeni Corp.	206,200	1,568,975
McDonald's Holdings Co. Japan Ltd.	11,800	563,538
Mebuki Financial Group, Inc.	364,500	1,297,420
Medipal Holdings Corp.	52,300	1,060,359
MEIJI Holdings Co. Ltd.	34,000	2,669,767
MINEBEA MITSUMI, Inc.	46,000	820,731
Mitsubishi Corp.	83,200	2,319,317
Mitsubishi Electric Corp.	338,500	4,575,797
Mitsubishi Tanabe Pharma Corp.	2,500	46,774
Mizuho Financial Group, Inc.[1]	3,022,300	5,259,934
Namco Bandai Holdings, Inc.	46,600	1,860,833
NH Foods Ltd.	13,500	536,064
Nikon Corp.	145,200	2,443,915
Nintendo Co. Ltd.	8,000	2,630,059
Nippon Building Fund, Inc.	201	1,118,115
Nippon Yusen K.K.	81,700	1,570,212
Nomura Holdings, Inc.	725,900	3,431,008
Nomura Research Institute Ltd.	30,200	1,447,677
NTT DOCOMO, Inc.	68,100	1,749,777
Olympus Corp.	17,000	687,967
Ono Pharmaceutical Co. Ltd.	4,400	103,669
Oracle Corp. Japan	6,400	536,887
Otsuka Corp.	21,200	826,651
Otsuka Holdings Co. Ltd.	64,200	2,956,938
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Panasonic Corp.	54,600	$702,185
Pola Orbis Holdings, Inc.	41,800	1,618,692
Rakuten, Inc.	394,800	2,778,412
Recruit Holdings Co. Ltd.	416,592	11,382,091
Renesas Electronics Corp.*	58,500	521,093
Resona Holdings, Inc.	197,700	1,124,334
Ricoh Co. Ltd.	63,200	614,959
Rinnai Corp.	3,600	311,014
Rohm Co. Ltd.	12,200	1,036,534
Sankyo Co. Ltd.	32,200	1,267,093
Secom Co. Ltd.	92,100	7,026,007
Sega Sammy Holdings, Inc.	58,300	928,087
Sekisui Chemical Co. Ltd.	337,300	6,027,147
Seven & I Holdings Co. Ltd.	22,800	928,802
Shimano, Inc.	11,800	1,693,780
Shin-Etsu Chemical Co. Ltd.[1]	86,400	8,708,384
Shinsei Bank Ltd.	66,500	1,046,134
Shionogi & Co. Ltd.	68,000	3,695,103
Shiseido Co. Ltd.	33,200	2,437,705
Showa Shell Sekiyu K.K.	14,000	229,379
SoftBank Group Corp.	23,900	1,979,287
Sohgo Security Services Co. Ltd.	5,400	246,783
Stanley Electric Co. Ltd.	10,400	364,137
Start Today Co. Ltd.	35,200	1,411,904
SUMCO Corp.	33,200	707,558
Sumitomo Corp.	121,700	1,997,223
Sumitomo Electric Industries Ltd.	417,900	6,405,944
Sumitomo Mitsui Financial Group, Inc.[1]	120,100	4,774,355
Sumitomo Mitsui Trust Holdings, Inc.	70,300	2,788,989
Sumitomo Rubber Industries Ltd.	85,500	1,411,555
Sundrug Co. Ltd.	12,700	507,705
Suntory Beverage & Food Ltd.	39,900	1,696,771
Suzuki Motor Corp.	8,700	509,714
Taisei Corp.	20,400	1,132,979
Takeda Pharmaceutical Co. Ltd.[2]	353,500	14,779,882
The Chugoku Electric Power Co., Inc.	15,500	203,774
The Kansai Electric Power Co., Inc.	174,800	2,482,515
THK Co. Ltd.	12,400	335,465
Tohoku Electric Power Co., Inc.	145,300	1,843,945
Tokio Marine Holdings, Inc.	211,800	10,041,155
Tokyo Gas Co. Ltd.	15,700	382,408
Toyo Suisan Kaisha Ltd.	22,200	802,111
Toyoda Gosei Co. Ltd.	19,400	489,272
Trend Micro, Inc.	36,700	2,162,975
UniCharm Corp.	80,900	2,457,786
United Urban Investment Corp.	261	404,752
USS Co. Ltd.	29,500	558,261
Yakult Honsha Co. Ltd.	29,500	2,121,182
Yamaha Motor Co. Ltd.	41,700	1,096,809
Yamato Holdings Co. Ltd.	14,500	419,251
Yokogawa Electric Corp.	21,500	380,910
Total Japan common stocks		280,216,500

PACE International Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Jersey—1.05%
Experian PLC	13,084	$321,830
Ferguson PLC	12,643	997,333
Glencore PLC*	624,471	2,741,726
Shire PLC	7,198	411,071
WPP PLC	512,373	8,016,378
Total Jersey common stocks		12,488,338
Luxembourg—0.10%
Eurofins Scientific SE	2,079	1,134,341
Netherlands—4.56%
AerCap Holdings N.V.*	38,900	2,183,457
ASML Holding N.V.	19,909	4,271,988
ASML Holding N.V., NY Registered Shares	73,299	15,685,986
CNH Industrial N.V.	290,556	3,409,508
Core Laboratories N.V.[2]	93,644	10,499,365
Ferrari N.V.	8,475	1,127,785
Heineken N.V.[2]	12,600	1,275,064
Koninklijke Ahold Delhaize N.V.	389,774	9,915,542
Koninklijke DSM N.V.	15,739	1,677,377
Randstad N.V.	43,351	2,750,575
STMicroelectronics N.V.	59,967	1,304,627
Total Netherlands common stocks		54,101,274
New Zealand—0.15%
Fletcher Building Ltd.	229,092	1,097,728
Ryman Healthcare Ltd.[2]	81,535	676,339
Total New Zealand common stocks		1,774,067
Norway—0.57%
DNB ASA	113,915	2,298,090
Equinor ASA	34,274	910,147
Norsk Hydro ASA	359,539	2,049,685
Orkla ASA	181,342	1,534,036
Total Norway common stocks		6,791,958
Papua New Guinea—0.24%
Oil Search Ltd.	428,867	2,861,267
Portugal—0.21%
Galp Energia, SGPS SA	32,764	673,918
Jeronimo Martins, SGPS SA	122,452	1,822,799
Total Portugal common stocks		2,496,717
Singapore—3.38%
Ascendas Real Estate Investment Trust	2,090,100	4,222,114
DBS Group Holdings Ltd.	661,766	13,003,446
Genting Singapore Ltd.	2,591,800	2,436,922
Oversea-Chinese Banking Corp. Ltd.	34,500	293,213
Singapore Exchange Ltd.	122,800	671,122
Singapore Telecommunications Ltd.	2,295,900	5,413,625
United Overseas Bank Ltd.	672,098	13,339,764
Yangzijiang Shipbuilding Holdings Ltd.	909,200	631,134
Total Singapore common stocks		40,011,340
	Number of shares	Value
Common stocks—(continued)
South Africa—0.75%
Naspers Ltd., N Shares	36,228	$8,919,778
South Korea—0.45%
Amorepacific Corp.	22,113	5,287,827
Spain—4.99%
Amadeus IT Holding SA1	105,875	9,037,759
Banco Bilbao Vizcaya Argentaria SA	558,721	4,106,897
Banco Santander SA2	1,205,253	6,792,423
CaixaBank SA	559,972	2,591,056
Enagas SA	72,042	2,015,076
Endesa SA1	231,295	5,349,794
Iberdrola SA	1,447,855	11,258,777
Iberdrola SA*,2	40,098	311,809
Red Electrica Corp. SA	109,484	2,322,375
Repsol SA1	381,735	7,577,331
Telefonica SA	866,559	7,793,373
Total Spain common stocks		59,156,670
Sweden—2.71%
Alfa Laval AB	22,489	618,176
Assa Abloy AB, B Shares	12,746	252,733
Atlas Copco AB, A Shares	52,841	1,513,185
Boliden AB	71,887	2,141,988
Epiroc AB, Class A*	51,150	612,431
Hexagon AB, B Shares	19,837	1,209,673
Industrivarden AB, C Shares	26,131	550,974
Investor AB, B Shares	87,326	3,807,685
Kinnevik AB, B Shares	15,044	519,605
Sandvik AB	26,652	487,547
SKF AB, B Shares	162,216	3,335,474
Swedish Match AB	15,196	830,920
Tele2 AB, B Shares	105,621	1,418,018
Telefonaktiebolaget LM Ericsson, B Shares	27,709	217,060
Telia Co. AB	2,530,508	12,173,444
Volvo AB, B Shares	135,909	2,382,633
Total Sweden common stocks		32,071,546
Switzerland—10.07%
ABB Ltd.	452,494	10,378,366
Adecco Group SA	50,322	3,099,162
Cie Financiere Richemont SA1	64,509	5,668,114
Coca-Cola HBC AG*	76,350	2,739,828
EMS-Chemie Holding AG	2,009	1,288,406
Geberit AG	4,607	2,055,155
Julius Baer Group Ltd.*	129,217	7,104,553
Nestle SA1	62,359	5,082,433
Novartis AG1	166,447	13,992,878
Pargesa Holding SA	3,932	329,206
Partners Group Holding AG1	6,478	4,923,188
Roche Holding AG1	47,836	11,742,201
Schindler Holding AG	9,786	2,281,077
SGS SA	1,558	4,069,068
Sika AG1	36,660	5,216,779
Straumann Holding AG	4,824	3,751,432
Swiss Prime Site AG*	10,911	1,001,126
Swiss Re AG1	64,597	5,922,452

PACE International Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Temenos AG*	110,397	$17,783,489
The Swatch Group AG	7,433	3,339,839
Zurich Insurance Group AG	24,594	7,568,340
Total Switzerland common stocks		119,337,092
Taiwan—1.07%
Taiwan Semiconductor Manufacturing Co. Ltd.	921,000	7,400,732
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	128,702	5,303,809
Total Taiwan common stocks		12,704,541
United Kingdom—14.80%
3i Group PLC	371,769	4,623,959
Admiral Group PLC	62,415	1,622,890
Antofagasta PLC	85,391	1,124,162
Ashtead Group PLC	1,728	53,096
Associated British Foods PLC	28,567	920,517
AstraZeneca PLC	15,726	1,210,604
Barclays PLC	1,249,536	3,181,095
Barratt Developments PLC	82,055	575,125
BP PLC	1,757,496	13,224,888
British American Tobacco PLC	22,833	1,259,016
Bunzl PLC	23,300	692,691
Burberry Group PLC	60,347	1,668,922
Carnival PLC	69,241	4,021,539
Coca-Cola European Partners PLC	51,300	2,115,612
Compass Group PLC	50,230	1,080,912
Croda International PLC	48,791	3,291,687
Diageo PLC	9,513	349,866
easyJet PLC	64,172	1,363,666
G4S PLC	2,629,996	9,527,520
GlaxoSmithKline PLC	689,328	14,309,956
HSBC Holdings PLC	236,037	2,263,164
Informa PLC	31,067	321,893
InterContinental Hotels Group PLC	45,832	2,831,579
Intertek Group PLC	21,954	1,694,364
John Wood Group PLC	887,492	7,569,372
Kingfisher PLC	2,192,945	8,540,061
Legal & General Group PLC	273,758	943,936
Lloyds Banking Group PLC	14,005,594	11,467,338
Mondi PLC	69,694	1,918,269
National Grid PLC	389,498	4,157,878
Next PLC	7,189	560,116
NMC Health PLC	6,668	332,229
Persimmon PLC	24,873	810,300
Prudential PLC	13,410	317,703
Reckitt Benckiser Group PLC	131,528	11,734,138
RELX PLC	68,374	1,491,998
Rio Tinto PLC	17,594	969,098
Rolls-Royce Holdings PLC*,4	84,182	1,094,986
Royal Dutch Shell PLC, A Shares[1,5]	151,538	5,201,265
Royal Dutch Shell PLC, B Shares[4]	411,264	14,420,874
RSA Insurance Group PLC	53,309	450,751
Sky PLC	70,367	1,407,107
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Smith & Nephew PLC	25,107	$435,160
SSE PLC	482,547	7,917,086
Standard Chartered PLC	166,450	1,503,100
Tesco PLC[1]	5,112,734	17,467,996
The British Land Co. PLC	36,836	319,201
The Sage Group PLC	21,555	175,976
Vodafone Group PLC	354,991	866,654
Total United Kingdom common stocks		175,401,315
Total common stocks (cost—$1,213,935,704)		1,321,567,923
Preferred stocks—0.77%
Germany—0.77%
Bayerische Motoren Werke AG	7,036	582,510
FUCHS PETROLUB SE	5,881	332,019
Henkel AG & Co. KGaA Vorzug	11,220	1,407,132
Porsche Automobil Holding SE1	100,767	6,822,466
Total preferred stocks (cost—$9,267,603)		9,144,127
Short-term investment—1.09%
Investment companies—1.09%
State Street Institutional U.S. Government Money Market Fund (cost—$12,954,076)	12,954,076	12,954,076
Investment of cash collateral from securities loaned—3.18%
Money market fund—3.18%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$37,718,542)	37,718,542	37,718,542
Total investments before investments sold short (cost—$1,273,875,925)—116.54%		1,381,384,668
Investments sold short—(13.59)%
Common stocks—(13.59)%
Australia—(1.18)%
AusNet Services	(812,319)	(983,725)
Bendigo & Adelaide Bank Ltd.	(24,564)	(213,705)
Challenger Ltd.	(182,345)	(1,685,286)
Domino's Pizza Enterprises Ltd.	(24,171)	(896,994)
Fortescue Metals Group Ltd.	(493,473)	(1,602,154)
Orica Ltd.	(52,718)	(688,553)
Scentre Group	(164,035)	(517,947)
Tabcorp Holdings Ltd.	(1,071,342)	(3,717,102)
Telstra Corp. Ltd.	(599,979)	(1,265,942)
TPG Telecom Ltd.	(253,456)	(1,084,637)
Treasury Wine Estates Ltd.	(51,418)	(703,662)
Vicinity Centres	(295,560)	(584,100)
		(13,943,807)

PACE International Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Austria—(0.10)%
voestalpine AG	(23,592)	$(1,182,668)
Bermuda—(0.06)%
Li & Fung Ltd.	(398,000)	(134,880)
Yue Yuen Industrial Holdings Ltd.	(225,500)	(606,194)
		(741,074)
Cayman Islands—(0.23)%
ASM Pacific Technology Ltd.	(22,100)	(265,936)
Melco Resorts & Entertainment Ltd., ADR	(30,200)	(780,972)
MGM China Holdings Ltd.	(508,800)	(1,094,215)
Minth Group Ltd.	(168,000)	(633,554)
		(2,774,677)
Denmark—(0.22)%
AP Moller—Maersk A/S, Class B	(1,396)	(2,007,070)
ISS A/S	(8,341)	(311,779)
Pandora A/S	(4,013)	(285,268)
		(2,604,117)
Finland—(0.05)%
Nokia Oyj	(114,665)	(622,952)
France—(0.99)%
Bollore SA	(380,816)	(1,773,213)
Carrefour SA	(106,349)	(1,910,157)
Casino Guichard Perrachon SA	(25,246)	(1,028,526)
Electricite de France SA	(3,954)	(59,182)
Getlink	(41,350)	(546,143)
Iliad SA	(4,494)	(712,060)
Ingenico Group SA	(3,458)	(286,935)
JCDecaux SA	(35,234)	(1,151,152)
Sodexo SA	(18,606)	(2,059,946)
Suez	(24,966)	(353,393)
Unibail-Rodamco-Westfield	(80,233)	(1,224,968)
Veolia Environnement SA	(16,574)	(378,604)
Wendel SA	(1,787)	(260,577)
		(11,744,856)
Germany—(1.46)%
Daimler AG	(58,296)	(4,032,162)
Deutsche Telekom AG	(130,218)	(2,154,626)
Deutsche Wohnen AG	(22,983)	(1,119,620)
E.ON SE	(83,693)	(943,824)
GEA Group AG	(32,376)	(1,264,486)
KION Group AG	(13,583)	(932,984)
LANXESS AG	(24,449)	(2,009,837)
RWE AG	(96,379)	(2,529,006)
Telefonica Deutschland Holding AG	(97,344)	(426,518)
thyssenkrupp AG	(72,823)	(1,943,250)
		(17,356,313)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hong Kong—(0.79)%
MTR Corp. Ltd.	(525,659)	$(2,946,725)
New World Development Co. Ltd.	(1,025,321)	(1,460,443)
SJM Holdings Ltd.	(1,444,000)	(1,753,247)
The Bank of East Asia Ltd.	(75,797)	(301,293)
Wharf Holdings Ltd.	(884,000)	(2,922,621)
		(9,384,329)
Ireland—(0.08)%
Kerry Group PLC, Class A	(6,304)	(668,603)
Paddy Power Betfair PLC	(2,613)	(284,926)
		(953,529)
Italy—(0.06)%
Assicurazioni Generali SpA	(13,288)	(236,182)
Leonardo SpA	(10,032)	(120,242)
Telecom Italia SpA	(515,564)	(397,536)
		(753,960)
Japan—(5.22)%
AEON Financial Service Co. Ltd.	(26,800)	(551,987)
Alps Electric Co. Ltd.	(15,600)	(448,545)
Casio Computer Co. Ltd.	(27,100)	(442,315)
Coca-Cola Bottlers Japan, Inc.	(9,400)	(338,371)
Dai-ichi Life Holdings, Inc.	(93,100)	(1,750,178)
Daicel Corp.	(133,400)	(1,465,056)
Daiwa House Industry Co. Ltd.	(33,400)	(1,215,143)
DeNA Co. Ltd.	(62,900)	(1,184,139)
FamilyMart UNY Holdings Co. Ltd.	(900)	(83,710)
Hitachi Metals Ltd.	(88,800)	(959,356)
Idemitsu Kosan Co. Ltd.	(34,900)	(1,569,977)
Iida Group Holdings Co. Ltd.	(104,700)	(2,049,710)
Inpex Corp.	(418,300)	(4,603,301)
Japan Airlines Co. Ltd.	(29,400)	(1,084,078)
Japan Tobacco, Inc.	(44,700)	(1,269,662)
JFE Holdings, Inc.	(50,000)	(1,013,057)
JGC Corp.	(141,100)	(2,729,502)
JSR Corp.	(74,400)	(1,424,589)
Kakaku.com, Inc.	(25,400)	(534,283)
Kansai Paint Co. Ltd.	(47,100)	(1,080,880)
LINE Corp.	(5,900)	(257,497)
Maruichi Steel Tube Ltd.	(35,500)	(1,220,744)
Mitsubishi Chemical Holdings Corp.	(9,500)	(82,812)
Mitsubishi Heavy Industries Ltd.	(21,900)	(820,063)
Mitsubishi Materials Corp.	(12,700)	(360,050)
Nexon Co. Ltd.	(107,600)	(1,544,498)
Nippon Paint Holdings Co. Ltd.	(15,900)	(691,088)
Nissan Motor Co. Ltd.	(207,800)	(1,961,570)
Nomura Real Estate Holdings, Inc.	(50,700)	(1,104,096)
Park24 Co. Ltd.	(48,300)	(1,356,365)
SBI Holdings, Inc.	(115,400)	(3,142,628)
Seiko Epson Corp.	(44,500)	(801,131)
Sekisui House Ltd.	(25,500)	(433,647)
Seven Bank Ltd.	(114,500)	(346,116)
SG Holdings Co. Ltd.	(2,600)	(56,853)

PACE International Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Sumitomo Dainippon Pharma Co. Ltd.	(116,000)	$(2,243,957)
Sumitomo Metal Mining Co. Ltd.	(25,300)	(908,460)
Sumitomo Realty & Development Co. Ltd.	(12,000)	(438,725)
Suruga Bank Ltd.	(91,400)	(818,239)
T&D Holdings, Inc.	(187,800)	(2,796,467)
TDK Corp.	(38,600)	(4,118,392)
Teijin Ltd.	(40,300)	(749,667)
Tokyu Corp.	(27,000)	(464,106)
Tosoh Corp.	(94,400)	(1,536,538)
Toyo Seikan Group Holdings Ltd.	(56,800)	(1,042,379)
Yahoo Japan Corp.	(948,800)	(3,606,314)
Yamada Denki Co. Ltd.	(452,600)	(2,242,458)
Yamaguchi Financial Group, Inc.	(81,000)	(917,104)
		(61,859,803)
Luxembourg—(0.24)%
RTL Group SA	(2,391)	(178,240)
SES SA	(34,737)	(694,394)
Tenaris SA	(104,583)	(1,911,457)
		(2,784,091)
Mauritius—(0.05)%
Golden Agri-Resources Ltd.	(2,799,400)	(575,775)
Netherlands—(0.60)%
AerCap Holdings N.V.	(1,100)	(61,743)
Airbus SE	(18,961)	(2,350,237)
EXOR N.V.	(51,978)	(3,420,725)
Koninklijke Ahold Delhaize N.V.	(29,664)	(754,628)
Koninklijke Vopak N.V.	(11,261)	(530,409)
		(7,117,742)
New Zealand—(0.05)%
a2 Milk Co. Ltd.	(82,089)	(585,257)
Portugal—(0.27)%
EDP—Energias de Portugal SA	(770,441)	(3,143,293)
Singapore—(0.48)%
CapitaLand Mall Trust	(926,100)	(1,469,406)
Sembcorp Industries Ltd.	(377,200)	(742,569)
Suntec Real Estate Investment Trust	(591,900)	(800,012)
UOL Group Ltd.	(176,800)	(931,176)
Venture Corp. Ltd.	(124,400)	(1,524,216)
Wilmar International Ltd.	(85,000)	(195,431)
		(5,662,810)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Spain—(0.31)%
Ferrovial SA	(120,091)	$(2,482,774)
Grifols SA	(13,978)	(406,177)
Telefonica SA	(84,282)	(757,988)
		(3,646,939)
Sweden—(0.19)%
Electrolux AB, Series B	(30,660)	(719,693)
Hennes & Mauritz AB, B Shares	(42,939)	(668,042)
Nordea Bank AB	(29,999)	(319,063)
Skanska AB	(27,324)	(514,600)
Svenska Handelsbanken AB, A Shares	(4,859)	(60,040)
		(2,281,438)
Switzerland—(0.71)%
Clariant AG	(29,350)	(702,218)
Credit Suisse Group AG	(3,412)	(55,032)
Dufry AG	(25,008)	(3,311,164)
Lonza Group AG	(3,273)	(1,009,187)
Vifor Pharma AG	(17,766)	(3,367,852)
		(8,445,453)
United Kingdom—(0.25)%
Babcock International Group PLC	(179,632)	(1,684,855)
Hammerson PLC	(7,641)	(52,332)
Kingfisher PLC	(37,534)	(146,170)
Micro Focus International PLC	(25,963)	(425,971)
Royal Mail PLC	(8,623)	(53,071)
Whitbread PLC	(11,612)	(596,698)
		(2,959,097)
Total investments sold short (proceeds—$162,759,811)		(161,123,980)
Liabilities in excess of other assets—(2.95)%		(34,977,364)
Net assets—100.00%		$1,185,283,324

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

PACE International Equity Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized depreciation
DB	USD	108,822	JPY	12,085,192	08/02/18	$(740)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,321,567,923	$—	$—	$1,321,567,923
Preferred stocks	9,144,127	—	—	9,144,127
Short-term investment	—	12,954,076	—	12,954,076
Investment of cash collateral from securities loaned	—	37,718,542	—	37,718,542
Total	$1,330,712,050	$50,672,618	$—	$1,381,384,668
Liabilities
Investments sold short	(161,123,980)	—	—	(161,123,980)
Forward foreign currency contracts	—	(740)	—	(740)
Total	$(161,123,980)	$(740)	$—	$(161,124,720)

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $4,040,113, represented 0.34% of the Portfolio's net assets at period end.

4  Security is traded on the London Exchange.

5  Security is traded on the Amsterdam Exchange.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares gained 1.42% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 4.36%, and the Lipper Emerging Markets Funds category posted a median return of 3.12%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 214. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was the primary detractor from results. Stock selection was the weakest within the materials sector, particularly the mining and metals industry, as well as the information technology sector. This offset positive stock selection within the consumer discretionary sector. Energy returned over 17% in the benchmark and was the best performing sector as the price of crude recovered. Conversely, industrials returned -14%, selling off on escalated trade war concerns. From a country perspective, the most significant detractors were weak stock selection within India and an overweight to and stock selection within Brazil. The latter recently sold off sharply due to geopolitical concerns. An underweight to China, which drove nearly half the returns of the benchmark, was also a detractor. From a style perspective, an overweight to momentum was additive, but offset by stock specific exposures.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

LMCG: Gordon Johnson and Shannon Ericson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a bottom-up quantitative approach.

PACE International Emerging Markets Equity Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.11%	2.66%	0.91%
Class C2	0.41	1.92	0.17
Class Y3	1.41	2.92	1.18
Class P4	1.42	2.89	1.03
After deducting maximum sales charge
Class A1	(4.45)	1.50	0.34
Class C2	(0.59)	1.92	0.17
MSCI Emerging Markets Index (net)[5]	4.36	5.25	2.87
Lipper Emerging Markets Funds median	3.12	4.63	2.57

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.87%	2.41%	0.34%
Class C2	4.03	1.66	(0.40)
Class Y3	5.15	2.66	0.61
Class P4	5.10	2.63	0.46
After deducting maximum sales charge
Class A1	(0.89)	1.26	(0.22)
Class C2	3.03	1.66	(0.40)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.80% and 1.70%; Class C—2.55% and 2.45%; Class Y—1.54% and 1.45%; and Class P—1.59% and 1.45%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.70%; Class C—2.45%; Class Y—1.45%; and Class P—1.45%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1%imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
Samsung Electronics Co. Ltd.	4.3%
Alibaba Group Holding Ltd., ADR	3.8
Tencent Holdings Ltd.	3.7
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9
Ping An Insurance (Group) Co. of China Ltd., Class H	1.9
Housing Development Finance Corp.	1.9
Naspers Ltd., N Shares	1.9
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8
China Construction Bank Corp., Class H	1.6
Grupo Financiero Banorte SAB de C.V., Series O	1.2
Total	25.0%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
Cayman Islands	14.7%
India	13.9
South Korea	11.8
Taiwan	10.5
China	10.0
Total	60.9%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2018

Common stocks
Aerospace & defense	0.84%
Auto components	0.64
Automobiles	2.66
Banks	15.26
Beverages	0.73
Capital markets	0.49
Chemicals	1.95
Construction & engineering	1.14
Construction materials	0.45
Consumer finance	0.55
Diversified consumer services	0.96
Diversified financial services	0.42
Diversified telecommunication services	0.67
Electric utilities	0.73
Electronic equipment, instruments & components	1.67
Equity real estate investment trusts	0.91
Food & staples retailing	2.40
Food products	2.49
Gas utilities	0.42
Health care equipment & supplies	0.20
Health care providers & services	0.31
Hotels, restaurants & leisure	2.89
Household durables	1.42
Household products	1.08
Independent power and renewable electricity producers	0.77
Industrial conglomerates	0.52
Insurance	3.86
Internet software & services	9.32
IT services	1.61
Machinery	0.74
Media	1.87
Common stocks—(concluded)
Metals & mining	4.17%
Multi-utilities	0.18
Multiline retail	0.22
Oil, gas & consumable fuels	4.97
Paper & forest products	1.02
Personal products	1.16
Pharmaceuticals	2.42
Real estate management & development	0.62
Semiconductors & semiconductor equipment	6.20
Software	0.53
Specialty retail	0.39
Technology hardware, storage & peripherals	5.11
Textiles, apparel & luxury goods	0.83
Thrifts & mortgage finance	3.01
Transportation infrastructure	1.48
Wireless telecommunication services	3.26
Total common stocks	95.54
Preferred stocks
Banks	1.34
Insurance	0.20
Metals & mining	0.07
Oil, gas & consumable fuels	0.25
Total preferred stocks	1.86
Short-term investment
Investment companies	2.56
Investment of cash collateral from securities loaned	1.20
Total investments	101.16
Liabilities in excess of other assets	(1.16)
Net assets	100.00%

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—95.54%
Argentina—0.34%
Grupo Financiero Galicia SA, ADR	15,603	$555,935
YPF SA, ADR	57,733	958,368
Total Argentina common stocks		1,514,303
Bermuda—1.57%
Brilliance China Automotive Holdings Ltd.	986,000	1,286,352
Credicorp Ltd.	17,258	3,948,113
Haier Electronics Group Co. Ltd.*	635,000	1,852,644
Total Bermuda common stocks		7,087,109
Brazil—5.60%
AMBEV SA, ADR	264,016	1,357,042
B3 SA—Brasil Bolsa Balcao	243,300	1,542,138
Banco Santander Brasil SA	126,900	1,233,398
Companhia de Concessoes Rodoviarias (CCR)	581,545	1,631,543
Embraer SA, ADR	183,928	3,761,328
Hypera SA	351,400	2,598,074
Itau Unibanco Holdings SA, ADR	147,686	1,770,755
Kroton Educacional SA	553,900	1,667,618
MRV Engenharia e Participacoes SA	258,200	908,753
Raia Drogasil SA	95,100	1,884,111
Suzano Papel e Celulose SA	304,700	3,616,653
TIM Participacoes SA	277,500	916,793
Vale SA	156,056	2,280,156
Total Brazil common stocks		25,168,362
Cayman Islands—14.70%
58.com, Inc., ADR*	24,682	1,660,111
Agile Group Holdings Ltd.	962,000	1,478,105
Alibaba Group Holding Ltd., ADR*	90,637	16,969,966
Anta Sports Products Ltd.	256,000	1,304,616
Autohome, Inc., ADR	15,562	1,505,624
Baidu, Inc., ADR*	3,458	854,748
China Medical System Holdings Ltd.	1,013,000	1,731,988
China State Construction International Holdings Ltd.	1,557,750	1,855,634
Ctrip.com International Ltd., ADR*	33,407	1,374,698
ENN Energy Holdings Ltd.	185,000	1,882,043
Hengan International Group Co. Ltd.	150,500	1,339,325
Huazhu Group Ltd.[1]	47,597	1,904,356
Momo, Inc., ADR*	49,101	2,014,123
Sands China Ltd.	418,400	2,153,555
Shenzhou International Group Holdings Ltd.	199,000	2,440,263
Shimao Property Holdings Ltd.	456,500	1,294,058
Sunny Optical Technology Group Co. Ltd.	48,000	791,943
TAL Education Group, ADR*	27,066	865,841
Tencent Holdings Ltd.	371,800	16,825,394
Tingyi Cayman Islands Holding Corp.	644,000	1,488,353
Tongda Group Holdings Ltd.[1]	5,760,000	1,159,478
WH Group Ltd.[2]	4,000,000	3,210,580
Total Cayman Islands common stocks		66,104,802
Chile—0.27%
Sociedad Quimica y Minera de Chile SA, ADR[1]	24,861	1,200,040
China—10.00%
Agricultural Bank of China Ltd., Class H	3,274,000	1,585,058
Anhui Conch Cement Co. Ltd., Class H	317,500	2,032,650
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Bank of China Ltd., Class H	2,706,000	$1,268,699
China CITIC Bank Corp. Ltd., Class H	2,108,000	1,350,895
China Construction Bank Corp., Class H	8,076,000	7,315,581
China Huarong Asset Management Co. Ltd., Class H2	2,613,000	665,813
China International Travel Service Corp. Ltd., Class A	153,900	1,583,300
China Longyuan Power Group Corp., Class H	1,403,000	1,306,646
China Merchants Bank Co. Ltd., Class H	370,500	1,446,777
China Pacific Insurance Group Co. Ltd., Class H	199,600	778,153
China Petroleum & Chemical Corp., Class H	1,892,000	1,824,735
China Shenhua Energy Co. Ltd., Class H	592,500	1,336,117
Dongfeng Motor Group Co. Ltd., Class H	600,000	601,601
Industrial & Commercial Bank of China Ltd., Class H	2,450,000	1,813,532
Jiangsu Expressway Co. Ltd., Class H	826,000	1,003,948
Jiangsu Hengrui Medicine Co. Ltd., Class A	164,204	1,656,593
Kweichow Moutai Co. Ltd., Class A	18,000	1,915,465
Midea Group Co. Ltd., Class A	346,300	2,415,197
New Oriental Education & Technology Group, Inc., ADR	20,728	1,783,437
Ping An Insurance (Group) Co. of China Ltd., Class H	940,000	8,718,507
SAIC Motor Corp. Ltd., Class A	367,497	1,716,762
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,440,000	864,105
Total China common stocks		44,983,571
Hong Kong—4.18%
China Mobile Ltd.	591,500	5,335,448
China Resources Power Holdings Co. Ltd.	1,124,911	2,169,836
China Traditional Chinese Medicine Holdings Co. Ltd.	1,714,000	1,262,181
CITIC Ltd.	792,000	1,118,016
CNOOC Ltd.	2,833,000	4,735,472
CSPC Pharmaceutical Group Ltd.	1,600,000	4,178,850
Total Hong Kong common stocks		18,799,803
Hungary—0.84%
OTP Bank Nyrt	100,021	3,763,125
India—13.81%
Asian Paints Ltd.	63,301	1,339,555
Bajaj Auto Ltd.	61,367	2,415,848
Bajaj Finance Ltd.	62,981	2,477,413
Bharat Forge Ltd.	97,549	911,185
Britannia Industries Ltd.	13,918	1,327,589
Dewan Housing Finance Corp. Ltd.	137,724	1,205,829
Eicher Motors Ltd.	2,520	1,021,376
HCL Technologies Ltd.	183,547	2,582,751
HDFC Bank Ltd.	75,769	2,407,750
HDFC Standard Life Insurance Co. Ltd.[2]	211,746	1,551,983
Hindalco Industries Ltd.	425,559	1,324,089
Hindustan Petroleum Corp. Ltd.	200,893	834,195
Hindustan Unilever Ltd.	143,974	3,635,023
Housing Development Finance Corp.	296,407	8,621,079

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Indiabulls Housing Finance Ltd.	196,773	$3,721,219
IndusInd Bank Ltd.	60,428	1,757,829
Infosys Ltd.	161,552	3,215,435
JSW Steel Ltd.	306,600	1,476,982
Jubilant Foodworks Ltd.	77,696	1,591,501
Larsen & Toubro Ltd.	69,109	1,312,226
Lupin Ltd.	171,364	2,059,779
Mahindra & Mahindra Ltd.	127,734	1,743,099
Maruti Suzuki India Ltd.	30,323	4,209,177
MRF Ltd.	1,707	1,978,385
NIIT Technologies Ltd.	75,004	1,341,703
Power Grid Corp. of India Ltd.	488,848	1,299,342
Tech Mahindra Ltd.	147,459	1,463,598
Vedanta Ltd.	1,016,319	3,292,585
Total India common stocks		62,118,525
Indonesia—1.99%
PT Bank Mandiri (Persero) Tbk	2,290,100	1,056,114
PT Bank Rakyat Indonesia (Persero) Tbk	16,505,300	3,513,958
Telekomunikasi Indonesia Persero Tbk PT	7,869,700	1,948,324
Unilever Indonesia Tbk PT	404,500	1,213,220
United Tractors Tbk PT	507,000	1,239,372
Total Indonesia common stocks		8,970,988
Malaysia—2.49%
AMMB Holdings Berhad	1,161,500	1,148,642
Genting Berhad	445,100	958,087
Genting Malaysia Berhad	1,676,600	2,086,985
Malayan Banking Berhad	1,071,158	2,585,009
Public Bank Berhad	258,700	1,531,199
Tenaga Nasional Berhad	513,200	1,979,576
Top Glove Corp. Berhad	368,600	919,460
Total Malaysia common stocks		11,208,958
Mexico—2.53%
Fibra Uno Administracion SA de C.V.	1,899,450	2,735,375
Grupo Aeroportuario del Pacifico SAB de C.V.	178,300	1,684,870
Grupo Financiero Banorte SAB de C.V., Series O	791,653	5,520,153
Wal-Mart de Mexico SAB de C.V.	491,339	1,434,915
Total Mexico common stocks		11,375,313
Netherlands—0.46%
Yandex N.V.*	57,902	2,082,156
Philippines—0.26%
PLDT, Inc.	46,741	1,176,777
Poland—0.26%
Powszechna Kasa Oszczednosci Bank Polski SA*	103,162	1,177,075
Qatar—0.46%
Qatar Electricity & Water Co.	15,491	808,374
Qatar National Bank	26,433	1,270,468
Total Qatar common stocks		2,078,842
Romania—0.09%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[3]	52,750	398,262
	Number of shares	Value
Common stocks—(continued)
Russia—2.74%
Gazprom PAO, ADR[1,4]	631,244	$2,865,848
Gazprom PAO, ADR[5]	345,340	1,548,159
Lukoil PJSC, ADR[4]	22,630	1,624,382
Lukoil PJSC, ADR[1,5]	26,163	1,870,655
MMC Norilsk Nickel PJSC, ADR[1]	91,509	1,584,478
MMC Norilsk Nickel PJSC, ADR	38,331	663,126
Mobile TeleSystems, ADR	142,486	1,249,602
Severstal PJSC, GDR	57,325	935,544
Total Russia common stocks		12,341,794
South Africa—4.96%
Bid Corp. Ltd.	56,643	1,133,591
Capitec Bank Holdings Ltd.[1]	29,091	2,102,218
Clicks Group Ltd.	78,951	1,158,767
FirstRand Ltd.	361,480	1,901,630
Growthpoint Properties Ltd.	686,102	1,362,564
Naspers Ltd., N Shares	34,130	8,403,225
Rand Merchant Investment Holdings Ltd.	447,744	1,357,089
Sappi Ltd.	135,575	966,297
Sasol Ltd.	43,103	1,696,296
The Bidvest Group Ltd.	85,888	1,221,707
Woolworths Holdings Ltd.	254,028	986,981
Total South Africa common stocks		22,290,365
South Korea—11.81%
Daelim Industrial Co. Ltd.	16,045	1,124,505
DB Insurance Co. Ltd.	14,183	817,775
Doosan Infracore Co. Ltd.*,1	118,629	1,065,768
Douzone Bizon Co. Ltd.	21,048	1,021,684
Hanwha Life Insurance Co. Ltd.	142,875	660,317
Hotel Shilla Co. Ltd.	12,506	1,115,719
Hyundai Marine & Fire Insurance Co. Ltd.	24,362	798,165
Industrial Bank of Korea	85,763	1,199,831
Kangwon Land, Inc.	57,249	1,330,598
KB Financial Group, Inc.	29,033	1,391,113
Korea Zinc Co. Ltd.	5,647	2,082,320
LG Chem Ltd.	8,130	2,725,383
LG Electronics, Inc.	17,942	1,199,715
LG Household & Health Care Ltd.	1,187	1,283,932
LG Uplus Corp.	76,823	1,057,591
POSCO	6,331	1,870,465
Samsung Electronics Co. Ltd.	465,378	19,240,810
Samsung SDI Co. Ltd.	14,985	3,067,595
Shinhan Financial Group Co. Ltd.	70,943	2,761,872
Shinsegae, Inc.	3,553	1,054,482
SK Hynix, Inc.	33,999	2,622,906
SK Telecom Co. Ltd.	16,284	3,646,486
Total South Korea common stocks		53,139,032
Taiwan—10.51%
ASE Technology Holding Co. Ltd.	646,000	1,654,354
Catcher Technology Co. Ltd.	139,000	1,709,463
Cathay Financial Holding Co. Ltd.	759,000	1,306,569
Chinatrust Financial Holding Co. Ltd.	3,828,934	2,595,230
Far EasTone Telecommunications Co. Ltd.	381,000	903,528
Formosa Chemicals & Fibre Corp.	353,000	1,389,446

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Taiwan—(concluded)
Gigabyte Technology Co. Ltd.	550,000	$1,103,090
Mega Financial Holding Co. Ltd.	2,085,118	1,855,996
Nan Ya Plastics Corp.	443,000	1,228,546
Nanya Technology Corp.	612,000	1,571,281
Novatek Microelectronics Corp.	266,000	1,285,948
President Chain Store Corp.	98,000	1,077,187
Shin Kong Financial Holding Co. Ltd.	3,630,000	1,375,449
Synnex Technology International Corp.	686,000	978,111
Taiwan Semiconductor Manufacturing Co. Ltd.	1,597,156	12,834,010
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	191,682	7,899,215
Tripod Technology Corp.	261,000	719,553
Uni-President Enterprises Corp.	1,524,000	4,022,317
Unimicron Technology Corp.	1,519,000	806,290
Wistron Corp.	1,217,011	940,168
Total Taiwan common stocks		47,255,751
Thailand—3.35%
Advanced Info Service PCL	237,600	1,442,597
Airports of Thailand PCL	1,176,200	2,342,148
Bangkok Dusit Medical Services PCL	1,764,700	1,405,607
Beauty Community PCL, NVDR	2,755,900	646,108
CP ALL PCL	1,031,700	2,325,744
IRPC PCL	4,025,400	780,398
Kasikornbank Public Co. Ltd., NVDR	343,900	2,243,051
PTT Exploration and Production PCL, NVDR	455,200	1,894,956
Thai Union Group PCL	2,342,300	1,154,605
Thanachart Capital PCL	528,700	814,424
Total Thailand common stocks		15,049,638
Turkey—1.48%
BIM Birlesik Magazalar A.S.	49,452	710,832
Eregli Demir ve Celik Fabrikalari TAS	655,458	1,469,141
Tekfen Holding A.S.	210,269	832,453
Turkiye Garanti Bankasi A.S.	1,104,837	1,594,841
Turkiye Halk Bankasi A.S.	952,783	1,340,531
Yapi ve Kredi Bankasi A.S.*	1,618,366	696,566
Total Turkey common stocks		6,644,364
	Number of shares	Value
Common stocks—(concluded)
United Arab Emirates—0.45%
First Abu Dhabi Bank PJSC	543,127	$2,010,952
United States—0.39%
Southern Copper Corp.	35,638	1,759,092
Total common stocks (cost—$389,953,941)		429,698,999
Preferred stocks—1.86%
Brazil—1.79%
Itau Unibanco Holding SA	193,180	2,316,122
Itausa—Investimentos Itau SA	1,330,230	3,693,016
Petroleo Brasileiro SA, ADR	210,900	1,108,077
Sul America SA	156,800	922,009
Total Brazil preferred stocks		8,039,224
India—0.07%
Vedanta Ltd. 7.500%, due 10/28/18[3]	2,205,616	329,623
Total preferred stocks (cost—$8,031,070)		8,368,847
Short-term investment—2.56%
Investment companies—2.56%
State Street Institutional U.S. Government Money Market Fund (cost—$11,522,132)	11,522,132	11,522,132
Investment of cash collateral from securities loaned—1.20%
Money market fund—1.20%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$5,422,498)	5,422,498	5,422,498
Total investments (cost—$414,929,641)—101.16%		455,012,476
Liabilities in excess of other assets—(1.16)%		(5,238,912)
Net assets—100.00%		$449,773,564

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to 273.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$429,698,999	$—	$—	$429,698,999
Preferred stocks	8,368,847	—	—	8,368,847
Short-term investment	—	11,522,132	—	11,522,132
Investment of cash collateral from securities loaned	—	5,422,498	—	5,422,498
Total	$438,067,846	$16,944,630	$—	$455,012,476

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $5,428,376, represented 1.21% of the Portfolio's net assets at period end.

3  Illiquid investment at period end. Illiquid assets, in the amount of $727,885, represented 0.16% of the Portfolio's net assets at period end.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned 3.68% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA Nareit Developed Index (the "benchmark") returned 5.67%, while the Lipper Global Real Estate Funds category posted a median return of 4.84%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 224. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. By sector, data centers was the leading detractor from relative performance, driven by stock selection and an overweight position. Stock selection within residential also detracted, as did a combination of stock selection and an underweight position in self storage. Conversely, retail was the leading contributor to results, due to stock selection. An underweight allocation to health care also contributed to relative returns, as did an overweight position and stock selection within specialty.

The leading regional detractor from relative performance was Japan, driven by stock selection and an overweight position. Zero allocation to Canada was also a headwind for results. Conversely, China/Hong Kong was the leading contributor due to stock selection. An overweight allocation to the US was also beneficial.

By security, an overweight position in CBL & Associates Properties (retail, US) was the leading detractor during the period. The stock declined meaningfully after reporting disappointing quarterly results in November 2017. Rent spreads declined from prior-quarter levels due to the company using more aggressive rental rates to maintain occupancy. This decline in rent spreads was greater than the company's mall peers. We sold out of the position during the reporting period. Overweight positions to QTS Realty Trust, Inc. (data centers, US) and Land Securities Group PLC (diversified, U.K.) detracted from returns as well. We sold out of the QTR Realty Trust, Inc. position during the reporting period. We continue to hold our position in Land Securities Group PLC. Partially offsetting these negatives were overweight positions in Great Portland Estates plc (office, UK), Simon Property Group, Inc. (retail, US) and Westfield Corporation Limited (retail, U.S.).

The Portfolio did not hold derivatives during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

PACE Global Real Estate Securities Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.50%	5.91%	3.66%
Class C2	2.84	5.13	2.88
Class P3	3.68	6.18	3.92
After deducting maximum sales charge
Class A1	(2.22)	4.72	3.07
Class C2	1.85	5.13	2.88
FTSE EPRA Nareit Developed Index[4]	5.67	6.82	5.74
Lipper Global Real Estate Funds median	4.84	5.86	4.99

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.73%	6.21%	3.60%
Class C2	3.98	5.43	2.82
Class P3	4.95	6.48	3.87
After deducting maximum sales charge
Class A1	(1.01)	5.03	3.02
Class C2	2.98	5.43	2.82

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.54% and 1.45%; Class C—2.22% and 2.20%; and Class P—1.58% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in special real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class P shares versus the FTSE EPRA Nareit Developed Index over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

*  The performance graph has been changed from Class A to Class P as Class P shares hold the most assets out of the Portfolio.

PACE Global Real Estate Securities Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Simon Property Group, Inc.	8.2%
Mitsui Fudosan Co. Ltd.	4.9
Land Securities Group PLC	4.8
Mitsubishi Estate Co. Ltd.	4.0
Mid-America Apartment Communities, Inc.	3.8
Public Storage	3.5
AvalonBay Communities, Inc.	3.0
Merlin Properties Socimi SA	2.8
Dexus	2.6
Vonovia SE	2.5
Total	40.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	55.3%
Japan	12.5
United Kingdom	10.3
Australia	4.1
France	3.8
Total	86.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2018

Common stocks
Apartments	10.66%
Diversified	24.93
Health care	9.08
Hotels	4.62
Hotels & motels	4.79
Office property	10.68
Real estate management/service	8.16
Real estate operations/development	11.55
Regional malls	8.16
Shopping centers	2.35
Storage	4.50
Warehouse/industrial	0.74
Total common stocks	100.22
Investment companies	1.30
Investment of cash collateral from securities loaned	0.71
Total investments	102.23
Liabilities in excess of other assets	(2.23)
Net assets	100.00%

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—100.22%
Australia—4.10%
Dexus	469,196	$3,513,778
The GPT Group	555,900	2,131,110
Total Australia common stocks		5,644,888
Bermuda—2.42%
Hongkong Land Holdings Ltd.	458,300	3,331,841
Cayman Islands—2.67%
Soho China Ltd.	2,399,200	1,127,913
Wharf Real Estate Investment Co. Ltd.	349,456	2,544,437
Total Cayman Islands common stocks		3,672,350
France—3.85%
Accor SA	48,400	2,494,775
Gecina SA	16,400	2,797,974
Total France common stocks		5,292,749
Germany—3.44%
Alstria Office REIT-AG	87,192	1,354,002
Vonovia SE	69,815	3,380,636
Total Germany common stocks		4,734,638
Hong Kong—0.42%
Hysan Development Co. Ltd.	105,100	575,107
Japan—12.52%
Activia Properties, Inc.	232	1,035,353
Hulic Reit, Inc.	411	635,531
Invincible Investment Corp.	4,560	2,012,574
Mitsubishi Estate Co. Ltd.	317,689	5,511,932
Mitsui Fudosan Co. Ltd.	283,300	6,754,709
Nippon Accommodations Fund, Inc.	272	1,286,840
Total Japan common stocks		17,236,939
Luxembourg—1.13%
Grand City Properties SA	59,800	1,553,781
Singapore—2.48%
CapitaLand Commercial Trust	1,006,600	1,293,973
City Developments Ltd.	287,500	2,113,986
Total Singapore common stocks		3,407,959
Spain—2.83%
Merlin Properties Socimi SA	263,500	3,897,765
United Kingdom—10.34%
Great Portland Estates PLC	294,092	2,763,448
Land Securities Group PLC	531,200	6,573,450
The British Land Co. PLC	363,500	3,149,892
Tritax Big Box REIT PLC	511,300	1,022,095
Tritax EuroBox PLC*,1	529,100	726,415
Total United Kingdom common stocks		14,235,300
	Number of shares	Value
Common stocks—(concluded)
United States—54.02%
American Homes 4 Rent, Class A	105,700	$2,340,198
AvalonBay Communities, Inc.	23,000	4,067,550
Cousins Properties, Inc.	179,500	1,672,940
CubeSmart	46,200	1,402,632
DDR Corp.	131,850	1,806,345
Duke Realty Corp.	108,300	3,153,696
Empire State Realty Trust, Inc., Class A	77,500	1,291,925
EPR Properties	23,900	1,589,111
Equinix, Inc.	6,300	2,767,464
Essex Property Trust, Inc.	8,600	2,067,870
Extended Stay America, Inc.	93,100	1,982,099
Federal Realty Investment Trust	11,400	1,430,700
HCP, Inc.	128,200	3,320,380
Highwoods Properties, Inc.	45,000	2,209,950
Hudson Pacific Properties, Inc.	93,400	3,199,884
Kilroy Realty Corp.	44,400	3,238,980
MGM Growth Properties LLC, Class A2	86,600	2,623,980
Mid-America Apartment Communities, Inc.	52,000	5,240,560
Park Hotels & Resorts, Inc.	53,822	1,683,552
Physicians Realty Trust	177,200	2,792,672
Public Storage	22,000	4,792,260
RLJ Lodging Trust	90,800	2,051,172
Simon Property Group, Inc.	63,691	11,222,991
Ventas, Inc.	59,700	3,365,886
Welltower, Inc.	48,200	3,017,320
Total United States common stocks		74,332,117
Total common stocks (cost—$136,135,356)		137,915,434
Short-term investment—1.30%
Investment companies—1.30%
State Street Institutional U.S. Government Money Market Fund (cost—$1,783,896)	1,783,896	1,783,896
Investment of cash collateral from securities loaned—0.71%
Money market fund—0.71%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$971,695)	971,695	971,695
Total investments (cost—$138,890,947)—102.23%		140,671,025
Liabilities in excess of other assets—(2.23)%		(3,063,137)
Net assets—100.00%		$137,607,888

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$137,915,434	$—	$—	$137,915,434
Short-term investment	—	1,783,896	—	1,783,896
Investment of cash collateral from securities loaned	—	971,695	—	971,695
Total	$137,915,434	$2,755,591	$—	$140,671,025

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $726,415, represented 0.53% of the Portfolio's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance (unaudited)

For the 12 months ended July 31, 2018, the Portfolio's Class P shares returned 1.32% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 1.41%, the Bloomberg Barclays Global Aggregate Index returned -0.48%, the MSCI World Index (net) returned 11.88%, the HFRI Fund of Funds Composite Index (net) returned 4.18%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of 1.65%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 234. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. The primary detractors from returns were certain currency exposures within our allocations to systematic currency and managed futures strategies. This was partially offset by exposures to equity markets and positive stock selection from allocations to fundamental and systematic long-short equity, equity market neutral and certain global macro allocations, as equity markets posted strong results over the period.

While the systematic currency allocation experienced several months of positive performance, the second half of the period proved to be more challenging. This was due to the heightened volatility in the currency markets over the latter part of period. During this time, markets became decoupled from changes in underlying fundamentals, creating a misalignment between macroeconomic forecasts and market valuations. Positioning in the US dollar, (both long and short) and the Canadian dollar proved to be most costly. Several factors caused reversals in the US dollar, including NAFTA renegotiations, trade tensions and rising interest rates. Collectively, this caused the US dollar to reverse its long-term bearish trend. Elsewhere, early in the reporting period the Bank of Canada unexpectedly raised interest rates, despite lackluster inflation. This caused the Canadian dollar to appreciate, negatively impacting the Portfolio's short position. Positioning in the New Zealand dollar also significantly detracted from returns, largely due to negative performance in the first half of the reporting period. Partial offsets included positive

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant"); Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"); AQR Capital Management, LLC ("AQR"); Sirios Capital Management, L.P. ("Sirios");

Principal Global Investors, LLC d/b/a Macro Currency Group ("MCG");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

MCG: Mark Farrington and David Petitcolin;

(continued on next page)

PACE Alternative Strategies Investments

Advisor's comments (unaudited) – concluded

performance from positioning in the Swedish krona, as a short view on the currency delivered sizable gains in the second half of the reporting period. Positioning in the euro also contributed to performance.

Similar to the systematic currency strategy, the Portfolio's allocation to managed futures struggled. The was largely due to positioning in currencies, again due to reversals not only in the US dollar, but also in the euro and Japanese yen. Positioning in equities and fixed income contributed to results. By signal horizon, short-term and over-extended signals detracted from performance, whereas long-term signals performed well.

Our fundamental and systematic long-short equity and market neutral allocations added to returns, driven by exposure to the broad market and specific stock selection. Holdings in the energy/industrials, consumer, health care and financials/real estate sectors broadly contributed to performance, while allocations to the technology/telecom sector generally detracted from performance during the period.

Our fundamental global macro allocations generally contributed to performance due to exposures to US and European equity markets. Short positioning in US interest rates and holdings in US Treasury Inflation-Protected Securities ("TIPS") also contributed to returns. Positioning in these strategies largely reflected the subadvisers' constructive view for global growth and subsequent expectation for tighter financial conditions among developed economies. Currency positioning was among the largest detractors from performance, particularly in the Japanese yen.

In general, derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes, mostly across currencies, fixed income and equity markets. Derivatives are the primary instrument to implement currency and managed futures strategies because of their high degree of liquidity, low cost and trading efficiency. The instruments utilized in the Portfolio over the period primarily included currency forwards, both deliverable and non-deliverable, exchanged-traded futures in global developed and emerging markets, swaps and options across equities, fixed income and currencies.

Investment process
(continued)

Aviva: Peter Fitzgerald, Ian Pizer and James McAlevey
PCJ: Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar, Bryan Rock and Jenny Yan

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

Investment process:

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "global multi-asset strategy" that involves achieving a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes.

(continued on next page)

PACE Alternative Strategies Investments

Investment process
(continued)

• A "managed futures strategy" in which the subadvisor takes both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across different asset classes.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "diversified currency strategy" that seeks to produce absolute returns from a blend of a fundamental discretionary process and a fundamental systematic process by investing in developed market currency instruments.

(continued on next page)

PACE Alternative Strategies Investments

Investment process
(concluded)

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/18	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	1.21%	2.04%	1.05%	1.45%
Class C3	0.40	1.29	0.32	0.75
Class Y4	1.41	2.31	1.31	1.29
Class P5	1.32	2.28	1.30	1.70
After deducting maximum sales charge
Class A2	(4.32)	0.90	0.47	0.99
Class C3	(0.60)	1.29	0.32	0.75
FTSE Three-Month US Treasury Bill Index[6]	1.41	0.43	0.32	1.01
Bloomberg Barclays Global Aggregate Index[7]	(0.48)	1.21	2.55	3.53
MSCI World Index (net)[8]	11.88	9.49	6.85	5.90
HFRI Fund of Funds Composite Index (net)[9]	4.18	3.27	1.68	2.03
Lipper Alternative Multi-Strategy Funds median	1.65	1.84	1.49	1.57

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/18	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	0.37%	1.95%	0.72%	1.36%
Class C3	(0.30)	1.23	0.00	0.66
Class Y4	0.66	2.25	N/A	1.18
Class P5	0.66	2.23	0.98	1.62
After deducting maximum sales charge
Class A2	(5.13)	0.80	0.16	0.89
Class C3	(1.30)	1.23	0.00	0.66

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—2.35% and 2.28%; Class C—3.12% and 3.05%; Class Y—2.18% and 2.11%; and Class P—2.13% and 2.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2018 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively. As of July 12, 2018, Class C shares ceased paying 12b-1 distribution fees. See notes to financial statements—Subsequent events for additional information.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the FTSE Three-Month US Treasury Bill Index, the Bloomberg Barclays Global Aggregate Index, the MSCI World Index (net) and the HFRI Fund of Funds Composite Index (net) over the 10 years ended July 31, 2018. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics—July 31, 2018 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
The Sherwin-Williams Co.	0.9%
Becton, Dickinson and Co.	0.7
JPMorgan Chase & Co.	0.7
Airbus SE	0.6
Abbott Laboratories	0.5
Bank of America Corp.	0.5
Berkshire Hathaway, Inc., Class B	0.5
Boston Scientific Corp.	0.5
FedEx Corp.	0.5
Broadridge Financial Solutions, Inc.	0.4
Total	5.8%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
Nutrien Ltd.	(0.4)%
BioMarin Pharmaceutical, Inc.	(0.3)
Seattle Genetics, Inc.	(0.3)
General Electric Co.	(0.3)
Allergan PLC	(0.3)
Devon Energy Corp.	(0.3)
Zayo Group Holdings, Inc.	(0.3)
Autodesk, Inc.	(0.2)
Alnylam Pharmaceuticals, Inc.	(0.2)
Accenture PLC, Class A	(0.2)
Total	(2.8)%
Top ten long-term fixed income holdings[1]	Percentage of net assets
French Republic Government Bond OAT, 1.850% due 07/25/27	1.3%
US Treasury Inflation Index Bond (TIPS), 2.125% due 02/15/40	0.8
US Treasury Inflation Index Bond (TIPS), 0.875% due 02/15/47	0.6
Deutsche Bundesrepublik Inflation Linked Bond, 0.100% due 04/15/26	0.5
Brazil Letras do Tesouro Nacional, 0.010% due 07/01/21	0.4
Indonesia Treasury Bond, 8.250% due 07/15/21	0.4
Brazil Letras do Tesouro Nacional, 0.010% due 07/01/20	0.4
Brazil Notas do Tesouro Nacional, Series F, 10.000% due 01/01/27	0.3
Brazil Notas do Tesouro Nacional, Series F, 10.000% due 01/01/23	0.3
Indonesia Treasury Bond, 7.000% due 05/15/27	0.2
Total	5.2%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	25.9%
Canada	5.8
Japan	4.0
Germany	1.4
United Kingdom	1.3
Total	38.4%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(9.8)%
Canada	(4.2)
Ireland	(0.5)
United Kingdom	(0.2)
Luxembourg	(0.1)
Total	(14.8)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2018

Common stocks
Aerospace & defense	2.17%
Air freight & logistics	0.91
Airlines	0.59
Auto components	0.22
Banks	2.94
Beverages	0.87
Biotechnology	0.28
Building products	0.16
Capital markets	0.78
Chemicals	1.72
Commercial services & supplies	0.38
Communications equipment	0.29
Construction & engineering	0.32
Construction materials	0.14
Consumer finance	0.21
Containers & packaging	0.21
Distributors	0.01
Diversified financial services	0.71
Diversified telecommunication services	0.39
Electric utilities	0.74
Electrical equipment	0.12
Electronic equipment, instruments & components	0.36
Energy equipment & services	0.30
Energy-exploration & production	0.04
Equity real estate investment trusts	2.56
Food & staples retailing	0.36
Food products	0.46
Gas utilities	0.07
Health care equipment & supplies	1.66
Health care providers & services	0.94
Health care technology	0.01
Hotels, restaurants & leisure	1.98
Household durables	0.62
Independent power and renewable electricity producers	0.31
Industrial conglomerates	0.01
Insurance	0.88
Internet & catalog retail	0.42
Internet & Direct Marketing Retail	0.31
Internet software & services	1.17
IT services	1.98
Leisure products	0.02
Life sciences tools & services	0.03
Machinery	0.32
Media	0.93
Common stocks—(concluded)
Metals & mining	0.55%
Mortgage Real estate investment trust	0.28
Multi-utilities	0.09
Multiline retail	0.48
Oil, gas & consumable fuels	3.63
Paper & forest products	0.46
Personal products	0.41
Pharmaceuticals	0.67
Professional services	1.07
Real estate management & development	0.45
Road & rail	2.02
Semiconductors & semiconductor equipment	1.16
Software	1.35
Specialty retail	0.81
Technology hardware, storage & peripherals	0.12
Textiles, apparel & luxury goods	1.59
Trading companies & distributors	0.50
Transportation infrastructure	0.03
Wireless telecommunication services	0.17
Total common stocks	45.74
Preferred stocks
Aerospace & defense	0.01
Automobiles	0.06
Banks	0.16
Diversified telecommunication services	0.01
Total preferred stocks	0.24
US government obligations	2.32
Corporate notes
Banks	2.26
Finance-captive automotive	0.56
International government obligations	1.19
Oil & gas	0.13
Real estate	0.07
Total corporate notes	4.21
Non-US government obligations	4.50
Certificates of deposit	3.10
Commercial paper	2.30
Time deposits	1.64
Short-term US government obligations	11.20
Investment companies	10.80

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2018

Options purchased
Call options	0.39%
Put options	0.05
Total options purchased	0.44
Swaptions purchased
Call swaptions	0.12
Put swaptions	0.62
Total swaptions purchased	0.74
Foreign exchange options purchased
Call option	0.00 †
Put options	0.06
Total foreign exchange options purchased	0.06
Short-term investment
Investment companies	18.47
Investments sold short Common stocks
Aerospace & defense	(0.07)
Airlines	(0.16)
Auto components	(0.10)
Automobiles	(0.11)
Banks	(0.11)
Biotechnology	(1.10)
Building products	(0.10)
Capital markets	(1.09)
Chemicals	(0.43)
Commercial services & supplies	(0.18)
Communications equipment	(0.05)
Construction & engineering	(0.02)
Construction materials	(0.01)
Diversified telecommunication services	(0.44)
Electric utilities	(0.17)
Electrical equipment	(0.17)
Electronic equipment, instruments & components	(0.07)
Energy equipment & services	(0.20)
Equity real estate investment trusts	(0.10)
Investments sold short—(concluded) Common stocks—(concluded)
Food & staples retailing	(0.14)%
Food products	(0.15)
Gas utilities	(0.12)
Health care equipment & supplies	(0.05)
Health care providers & services	(0.08)
Hotels, restaurants & leisure	(0.23)
Household durables	(0.27)
Household products	(0.14)
Industrial conglomerates	(0.31)
Internet & catalog retail	(0.05)
Internet software & services	(0.21)
IT services	(0.20)
Leisure products	(0.04)
Machinery	(0.12)
Marine	(0.09)
Media	(0.39)
Metals & mining	(0.48)
Multi-utilities	(0.10)
Multiline retail	(0.01)
Oil, gas & consumable fuels	(1.18)
Paper & forest products	(0.32)
Pharmaceuticals	(0.58)
Professional services	(0.10)
Road & rail	(0.12)
Semiconductors & semiconductor equipment	(0.16)
Software	(0.23)
Specialty retail	(0.14)
Textiles, apparel & luxury goods	(0.19)
Trading companies & distributors	(0.08)
Wireless telecommunication services	(0.09)
Investment companies	(4.09)
Total investments sold short	(15.14)
Other assets in excess of liabilities	9.38
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2018.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—45.74%
Australia—0.24%
Caltex Australia Ltd.	7,423	$179,566
Coca-Cola Amatil Ltd.	13,015	92,634
Flight Centre Travel Group Ltd.	2,131	107,675
Newcrest Mining Ltd.	7,505	120,605
Sonic Healthcare Ltd.	2,771	53,691
Treasury Wine Estates Ltd.	61,589	842,854
Wesfarmers Ltd.	3,310	121,630
Total Australia common stocks		1,518,655
Austria—0.04%
OMV AG	2,089	118,132
Raiffeisen Bank International AG	1,974	65,856
voestalpine AG	1,633	81,862
Total Austria common stocks		265,850
Belgium—0.19%
Ageas	2,905	155,751
Groupe Bruxelles Lambert SA	1,181	125,505
KBC Groupe N.V.	1,897	145,872
Proximus SADP	2,290	56,047
Solvay SA	1,074	147,252
UCB SA	1,850	158,916
Umicore SA	7,260	424,474
Total Belgium common stocks		1,213,817
Bermuda—0.34%
Bunge Ltd.[1]	12,044	832,602
First Pacific Co. Ltd.	130,000	60,288
Kerry Properties Ltd.	39,000	197,508
Li & Fung Ltd.	134,000	45,412
Marvell Technology Group Ltd.	23,572	502,319
VEON Ltd., ADR	78,648	238,303
Yue Yuen Industrial Holdings Ltd.	92,500	248,661
Total Bermuda common stocks		2,125,093
British Virgin Islands—0.23%
Michael Kors Holdings Ltd.*,1	21,743	1,450,910
Canada—5.83%
Aecon Group, Inc.[1]	20,510	259,676
Agellan Commercial Real Estate Investment Trust[1]	6,480	68,693
Air Canada*,1	76,368	1,381,358
Alimentation Couche Tard, Inc., Class B1	14,220	653,146
ATS Automation Tooling Systems, Inc.*,1	53,120	798,729
Badger Daylighting Ltd.[1]	27,390	621,768
BlackPearl Resources, Inc.*,1	160,780	165,619
Bombardier, Inc., Class B*,1	68,310	257,308
Boralex, Inc., Class A1	18,800	287,307
Canadian Natural Resources Ltd.[1]	26,330	964,731
Canadian Pacific Railway Ltd.[1]	12,099	2,399,716
Canadian Tire Corp. Ltd., Class A	400	54,478
CCL Industries, Inc., Class B1	4,150	210,555
CGI Group, Inc., Class A*,1	13,713	882,431
CGI Group, Inc., Class A*	6,200	400,258
Chorus Aviation, Inc.[1]	58,550	330,816
CI Financial Corp.	6,600	115,323
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Colliers International Group, Inc.[1]	6,760	$552,711
Cominar Real Estate Investment Trust[1]	51,370	497,174
Constellation Software, Inc.	2,600	1,884,828
Cott Corp.[1]	17,138	274,037
Detour Gold Corp.*,1	12,000	118,261
Dollarama, Inc.[1]	11,930	431,033
Dorel Industries, Inc., Class B1	9,970	182,792
Emera, Inc.	4,900	158,769
Empire Co. Ltd.	57,100	1,177,247
Enbridge, Inc.[1]	22,360	794,121
Encana Corp.[1]	17,100	229,824
Enerplus Corp.[1]	22,400	292,544
ERO Copper Corp.*,1	84,000	555,329
Fairfax Financial Holdings Ltd.	1,900	1,073,529
Finning International, Inc.[1]	31,820	833,139
Hardwoods Distribution, Inc.[1]	100,870	1,287,966
Interfor Corp.*,1	77,047	1,217,732
Kelt Exploration Ltd.*,1	42,370	323,756
Keyera Corp.[1]	13,710	396,909
Kinaxis, Inc.*,1	5,560	375,183
Knight Therapeutics, Inc.*,1	40,762	267,913
Magna International, Inc.	18,500	1,126,909
Major Drilling Group International, Inc.*,1	69,846	327,525
Martinrea International, Inc.[1]	7,520	81,336
Mav Beauty Brands, Inc.*,1	39,540	401,221
NFI Group, Inc.[1]	6,610	253,912
Northland Power, Inc.[1]	75,171	1,374,153
Parkland Fuel Corp.[1]	29,847	807,178
Pinnacle Renewable Holdings[1]	18,930	221,045
Power Corp. of Canada	90,900	2,067,672
Pure Multi-Family REIT LP1	31,900	226,587
Raging River Exploration, Inc.*,1	186,240	787,424
Restaurant Brands International, Inc.[1]	20,406	1,288,231
RioCan Real Estate Investment Trust	16,700	318,633
Rogers Communications, Inc., Class B1	8,600	437,482
SmartCentres Real Estate Investment Trust	2,200	51,311
SNC-Lavalin Group, Inc.[1]	17,818	789,096
Spin Master Corp.*,1,2	3,040	124,558
The Bank of Nova Scotia[1]	1,790	106,078
Tidewater Midstream and Infrastructure Ltd.[1]	167,237	164,556
Tree Island Steel Ltd.[1]	83,450	167,432
Tricon Capital Group, Inc.[1]	23,830	199,492
Trinidad Drilling Ltd.*,1	374,190	448,735
Troilus Gold Corp.*,1	122,880	118,077
Waste Connections, Inc.[1]	17,081	1,325,656
West Fraser Timber Co. Ltd.[1]	11,620	721,756
Total Canada common stocks		36,712,764
Cayman Islands—0.19%
Ctrip.com International Ltd., ADR*	9,280	381,872
Shenzhou International Group Holdings Ltd.	42,775	524,534
Tencent Holdings Ltd.	6,424	290,711
Total Cayman Islands common stocks		1,197,117

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Denmark—0.49%
Danske Bank A/S	8,053	$234,101
DSV A/S	25,332	2,124,333
Pandora A/S	10,418	740,576
Total Denmark common stocks		3,099,010
Finland—0.18%
Elisa Oyj	2,203	95,753
Fortum Oyj	6,401	160,778
Kone Oyj, Class B	6,843	374,407
Neste Oyj	1,884	155,580
Nokian Renkaat Oyj	2,009	87,133
Stora Enso Oyj, R Shares	8,436	139,437
Wartsila Oyj Abd	6,650	143,781
Total Finland common stocks		1,156,869
France—0.98%
Accor SA	3,039	156,645
Aeroports de Paris	408	91,316
Alstom SA	2,338	104,929
Arkema SA	1,050	131,683
BNP Paribas SA	8,148	530,416
Bureau Veritas SA	3,878	99,900
Credit Agricole SA	10,591	148,801
Edenred	3,447	135,715
Eiffage SA	1,435	160,620
Electricite de France SA	7,036	105,313
Faurecia SA	1,074	73,017
Gecina SA	788	134,439
Getlink	6,805	89,879
Iliad SA	411	65,122
Ingenico Group SA	860	71,360
Ipsen SA	535	88,929
Klepierre	3,046	114,941
Natixis SA	21,629	155,545
Orpea	4,544	625,136
Rexel SA	4,424	69,243
Rubis SCA	1,243	73,329
SCOR SE	2,572	100,002
Societe Generale SA	7,743	345,058
Sodexho SA	1,334	147,693
Suez	5,620	79,551
Teleperformance	802	147,050
Thales SA	3,194	419,990
Total SA	20,403	1,332,722
Ubisoft Entertainment SA*	3,153	348,197
Total France common stocks		6,146,541
Germany—1.31%
Beiersdorf AG	4,677	544,717
Brenntag AG	2,262	135,639
Commerzbank AG*	20,099	217,072
Covestro AG2	18,901	1,814,565
Delivery Hero SE*,2	1,666	94,640
Deutsche Bank AG	27,127	354,894
Deutsche Lufthansa AG	62,203	1,745,690
Evonik Industries AG	2,179	80,645
	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
GEA Group AG	2,281	$89,087
Hannover Rueck SE	879	117,176
HUGO BOSS AG	922	83,103
Infineon Technologies AG	20,559	544,761
Innogy SE*	1,888	81,344
K+S AG	2,788	73,647
KION Group AG	977	67,108
LANXESS AG	1,206	99,140
LEG Immobilien AG	925	104,098
MTU Aero Engines AG	762	161,279
OSRAM Licht AG	1,406	62,772
ProSiebenSat.1 Media SE	3,411	92,297
Rheinmetall AG	635	76,704
Scout24 AG2	6,053	314,974
Siemens Healthineers AG*,2	2,042	90,964
Siltronic AG	1,123	195,861
Symrise AG	1,786	161,396
TUI AG	13,114	280,740
Uniper SE	10,032	313,098
United Internet AG	1,830	98,436
Zalando SE*,2	2,117	121,449
Total Germany common stocks		8,217,296
Hong Kong—0.01%
Swire Pacific Ltd., Class A	6,500	70,473
Ireland—0.40%
Accenture PLC, Class A1	3,577	569,923
Allegion PLC	4,498	366,767
Bank of Ireland Group PLC	13,590	116,723
CRH PLC	14,533	497,589
Kingspan Group PLC	2,223	103,251
Paddy Power Betfair PLC	4,604	501,256
Ryanair Holdings PLC, ADR*	2,237	235,780
Smurfit Kappa Group PLC	3,228	132,415
Total Ireland common stocks		2,523,704
Israel—0.12%
Check Point Software Technologies Ltd.*	6,740	759,396
Italy—0.58%
Banco BPM SpA*	55,216	175,622
Eni SpA	52,814	1,016,785
Intesa Sanpaolo SpA	183,037	563,766
Leonardo SpA	5,878	70,453
Mediobanca Banca di Credito Finanziario SpA	9,274	96,343
Moncler SpA	2,562	113,004
Prysmian SpA	23,368	599,792
Snam SpA	32,564	139,939
Telecom Italia SpA*	169,207	130,470
Terna Rete Elettrica Nazionale SpA	20,633	115,569
UniCredit SpA	30,499	540,809
Unione di Banche Italiane SpA	20,212	83,715
Total Italy common stocks		3,646,267

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Japan—4.03%
Activia Properties, Inc.	70	$312,391
Advance Residence Investment Corp.	142	369,430
AEON REIT Investment Corp.	146	156,035
Asahi Group Holdings Ltd.	5,588	270,967
Brother Industries Ltd.	2,500	50,821
Comforia Residential REIT, Inc.	59	138,141
CRE Logistics REIT, Inc.	16	15,855
CyberAgent, Inc.	4,500	236,238
Daiwa Office Investment Corp.	34	207,074
Dawa House REIT Investment Corp.	179	441,837
DeNA Co. Ltd.	31,606	595,006
Frontier Real Estate Investment Corp.	53	213,299
Fukuoka REIT Corp.	80	125,922
Global One Real Estate Investment Corp.	98	99,652
GLP J-Reit	319	340,639
Hankyu Reit, Inc.	67	81,492
Health Care & Medical Investment Corp.	19	18,963
Heiwa Real Estate REIT, Inc.	96	92,639
Hoshino Resorts REIT, Inc.	25	128,337
Hulic Reit, Inc.	105	162,362
Ichigo Hotel REIT Investment Corp.	24	30,007
Ichigo Office REIT Investment	119	98,337
Industrial & Infrastructure Fund Investment Corp.	179	193,064
Invesco Office J-Reit, Inc.	904	126,527
Invincible Investment Corp.	421	185,810
Japan Excellent, Inc.	138	177,352
Japan Hotel REIT Investment Corp.	443	324,480
Japan Logistics Fund, Inc.	103	198,971
Japan Prime Realty Investment Corp.	97	349,170
Japan Real Estate Investment Corp.	153	800,474
Japan Rental Housing Investments, Inc.	173	140,795
Japan Retail Fund Investment Corp.	290	528,829
JXTG Holdings, Inc.	331,845	2,432,115
Kenedix Realty Investment Corp.	48	291,052
Kenedix Residential Next Investment Corp.	78	115,798
Kenedix Retail REIT Corp.	56	122,252
Komatsu Ltd.	10,885	319,010
LaSalle Logiport REIT	116	114,325
Marimo Regional Revitalization REIT, Inc.	13	13,394
MCUBS MidCity Investment Corp.	172	126,445
Mirai Corp.	23	40,728
Mitsubishi Estate Logistics REIT Investment Corp.	15	36,140
Mitsui Fudosan Co. Ltd.	16,415	391,382
Mitsui Fudosan Logistics Park, Inc.	29	83,643
Mixi, Inc.	41,300	1,084,811
Mori Hills REIT Investment Corp.	165	203,787
Mori Trust Hotel Reit, Inc.	34	46,919
Mori Trust Sogo Reit, Inc.	110	159,469
Nippon Accommodations Fund, Inc.	51	241,282
Nippon Building Fund, Inc.	149	828,851
Nippon Express Co. Ltd.	19,700	1,286,142
Nippon Healthcare Investment Corp.	8	12,127
Nippon Prologis REIT, Inc.	205	414,528
NIPPON REIT Investment Corp.	48	148,746
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nomura Real Estate Master Fund, Inc.	454	$643,148
One REIT, Inc.	17	39,393
Ooedo Onsen Reit Investment Corp.	26	19,997
Orix JREIT, Inc.	305	475,169
Otsuka Corp.	5,700	222,260
Persol Holdings Co. Ltd.	23,100	502,843
Premier Investment Corp.	139	140,224
Rakuten, Inc.	341,700	2,404,720
Sakura Sogo REIT Investment Corp.	37	30,211
Samty Residential Investment Corp.	27	23,036
Sekisui House Reit, Inc.	385	248,598
Shimamura Co. Ltd.	500	46,774
Shionogi & Co. Ltd.	8,085	439,337
Star Asia Investment Corp.	36	34,643
Start Today Co. Ltd.	39,800	1,596,414
Starts Proceed Investment Corp.	25	37,763
Suzuken Co. Ltd.	1,200	52,426
TDK Corp.	3,188	340,141
Tokyo Electron Ltd.	9,200	1,576,050
Tokyu REIT, Inc.	103	140,478
Tosei Reit Investment Corp.	25	25,533
United Urban Investment Corp.	339	525,713
XYMAX REIT Investment Corp.*	15	15,347
Yamada Denki Co. Ltd.	9,400	46,573
Total Japan common stocks		25,350,653
Jersey—0.13%
Ferguson PLC	3,432	270,731
Glencore PLC*	78,762	345,803
Shire PLC	3,808	217,471
Total Jersey common stocks		834,005
Luxembourg—0.23%
Eurofins Scientific SE	160	87,299
Intelsat SA*	58,915	1,148,843
SES SA	5,614	112,224
Tenaris SA	6,833	124,886
Total Luxembourg common stocks		1,473,252
Netherlands—1.28%
ABN AMRO Group N.V.[2]	11,363	314,909
Aegon N.V.	26,261	173,256
Airbus SE	32,274	4,000,398
ASML Holding N.V.	2,189	469,706
ASR Nederland N.V.	17,386	778,651
EXOR N.V.	1,658	109,115
Heineken Holding N.V.	1,481	143,134
ING Groep N.V.	31,526	483,004
Koninklijke KPN N.V.	48,544	140,493
LyondellBasell Industries N.V., Class A1	495	54,841
QIAGEN N.V.*	3,383	122,594
Randstad N.V.	19,925	1,264,220
Total Netherlands common stocks		8,054,321
New Zealand—0.07%
a2 Milk Co. Ltd.*	58,572	417,591

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
Portugal—0.11%
EDP—Energias de Portugal SA	37,224	$151,869
Galp Energia, SGPS SA	23,396	481,229
Jeronimo Martins, SGPS SA	3,563	53,038
Total Portugal common stocks		686,136
Singapore—0.17%
Genting Singapore Ltd.	1,122,200	1,055,141
Spain—0.70%
ACS, Actividades de Contruccion y Servicios SA	4,019	176,330
Banco Bilbao Vizcaya Argentaria SA	63,679	468,075
Banco de Sabadell SA	125,743	210,043
Banco Santander SA	209,364	1,179,909
Bankia SA	37,161	146,484
Bankinter SA	9,451	91,308
CaixaBank SA	48,398	223,943
Enagas SA	3,320	92,863
Endesa SA	23,983	554,721
Grifols SA	4,296	124,835
Naturgy Energy Group SA	5,199	140,922
Red Electrica Corp. SA	6,337	134,420
Repsol SA	44,379	880,910
Total Spain common stocks		4,424,763
Sweden—0.05%
Swedbank AB, A Shares	12,032	284,894
Switzerland—0.60%
Adecco Group AG	20,765	1,278,846
Chocoladefabriken Lindt & Spruengli AG	192	1,324,405
Credit Suisse Group AG*	20,236	326,384
The Swatch Group AG	6,154	507,473
Zurich Insurance Group AG	1,202	369,893
Total Switzerland common stocks		3,807,001
United Kingdom—1.31%
Anglo American PLC	16,467	374,523
Antofagasta PLC	21,702	285,704
BHP Billiton PLC	17,308	398,603
BP PLC	169,404	1,274,739
BP PLC, ADR	7,280	328,255
BrightSphere Investment Group PLC	25,516	363,603
Coca-Cola European Partners PLC[1]	15,351	633,075
Indivior PLC*	54,651	219,357
Next PLC	8,089	630,238
Prudential PLC	18,941	448,741
Rio Tinto PLC	6,974	384,136
Royal Dutch Shell PLC, A Shares	36,194	1,241,770
Royal Dutch Shell PLC, ADR	4,652	318,057
Royal Dutch Shell PLC, B Shares	9,386	329,118
TechnipFMC PLC	13,080	425,754
Tullow Oil PLC*	69,710	207,243
Vodafone Group PLC	149,796	365,704
Total United Kingdom common stocks		8,228,620
	Number of shares	Value
Common stocks—(continued)
United States—25.93%
Abbott Laboratories	50,198	$3,289,977
ABIOMED, Inc.*,1	379	134,367
Adobe Systems, Inc.*	1,464	358,212
Advanced Disposal Services, Inc.*,1	28,710	706,266
Affiliated Managers Group, Inc.[1]	9,947	1,591,620
AGNC Investment Corp.[1]	90,822	1,768,304
Akamai Technologies, Inc.*,1	2,213	166,550
Alphabet, Inc., Class A*,1	537	659,017
Alphabet, Inc., Class C*	827	1,006,674
American International Group, Inc.	3,698	204,167
American Tower Corp.	4,813	713,479
Analog Devices, Inc.[1]	11,150	1,071,961
Andeavor	2,141	321,278
Apple, Inc.	3,669	698,174
Ball Corp.	17,103	666,504
Bank of America Corp.[1]	105,094	3,245,303
Baxter International, Inc.	7,123	516,061
BB&T Corp.[1]	6,840	347,540
Becton, Dickinson and Co.	18,742	4,692,435
Bemis Co., Inc.	7,328	336,429
Berkshire Hathaway, Inc., Class B*,1	16,234	3,212,222
Best Buy Co., Inc.[1]	18,681	1,401,635
BJ's Wholesale Club Holdings, Inc.*	10,211	253,131
Booking Holdings, Inc.*,1	52	105,493
Boston Scientific Corp.*,1	94,540	3,177,489
Broadcom, Inc.	3,382	750,026
Broadridge Financial Solutions, Inc.[1]	24,453	2,762,700
Builders FirstSource, Inc.*,1	30,900	554,037
C.H. Robinson Worldwide, Inc.[1]	3,883	358,129
Camping World Holdings, Inc., Class A	16,755	371,458
CarMax, Inc.*,1	10,970	819,240
Carrols Restaurant Group, Inc.*,1	35,982	521,739
Celanese Corp., Series A	4,629	546,731
Celgene Corp.*,1	498	44,865
Centene Corp.*,1	8,073	1,052,154
Chevron Corp.	6,915	873,157
Citigroup, Inc.	4,648	334,145
Citrix Systems, Inc.*,1	12,399	1,363,518
CME Group, Inc.	2,293	364,862
CMS Energy Corp.	7,580	366,417
Cognizant Technology Solutions Corp., Class A1	24,667	2,010,361
Commercial Metals Co.	7,518	167,952
Constellation Brands, Inc., Class A1	8,010	1,683,942
CSX Corp.[1]	28,205	1,993,529
D.R. Horton, Inc.[1]	50,270	2,196,799
Darden Restaurants, Inc.[1]	23,276	2,489,135
Dave & Buster's Entertainment, Inc.*	20,989	1,031,609
Del Frisco's Restaurant Group, Inc.*	1,559	13,340
DISH Network Corp., Class A*	37,148	1,172,391
Dollar General Corp.[1]	551	54,081
Dollar Tree, Inc.*	4,068	371,327
DowDuPont, Inc.	9,490	652,627
DTE Energy Co.[1]	641	69,574
DXC Technology Co.[1]	16,283	1,379,821
E*TRADE Financial Corp.*,1	22,225	1,329,277

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Electronic Arts, Inc.*	1,758	$226,343
Entergy Corp.[1]	33,939	2,758,562
Equinix, Inc.	1,370	601,814
Expeditors International of Washington, Inc.[1]	33,274	2,534,481
Express Scripts Holding Co.*,1	2,917	231,785
Extended Stay America, Inc.	31,645	673,722
Exxon Mobil Corp.	10,570	861,561
F5 Networks, Inc.*,1	10,743	1,841,135
Facebook, Inc., Class A*	951	164,124
FedEx Corp.	11,529	2,834,635
First Republic Bank	5,304	524,353
Fortinet, Inc.*,1	28,406	1,787,021
Gaming and Leisure Properties, Inc.	27,154	986,233
General Dynamics Corp.[1]	10,138	2,025,167
Gilead Sciences, Inc.[1]	1,945	151,379
Gran Tierra Energy, Inc.*,1	110,860	370,712
Halliburton Co.	7,194	305,170
Herc Holdings, Inc.*	9,834	558,768
Hess Corp.	7,198	472,405
Hilton Grand Vacations, Inc.*	5,087	175,959
HollyFrontier Corp.[1]	18,081	1,348,481
Huntington Ingalls Industries, Inc.[1]	6,236	1,453,300
Imperva, Inc.*	8,682	401,543
Inspire Medical Systems, Inc.*	1,592	71,322
Instructure, Inc.*	23,231	899,040
Intel Corp.[1]	21,595	1,038,720
Intercontinental Exchange, Inc.	3,675	271,619
International Business Machines Corp.[1]	9,135	1,323,936
Intuit, Inc.[1]	4,871	994,853
Jefferies Financial Group, Inc.[1]	14,817	359,312
Jones Lang LaSalle, Inc.[1]	7,620	1,303,096
JPMorgan Chase & Co.[1]	38,417	4,416,034
Kansas City Southern[1]	16,301	1,895,317
KAR Auction Services, Inc.	4,156	247,074
Keysight Technologies, Inc.*,1	31,498	1,826,884
Kimco Realty Corp.	35,260	588,489
Kite Realty Group Trust	20,363	343,524
Knight-Swift Transportation Holdings, Inc.	5,652	183,973
Kohl's Corp.[1]	19,555	1,444,528
Lam Research Corp.[1]	2,984	568,870
Lattice Semiconductor Corp.*	49,591	381,355
LendingClub Corp.*	319,810	1,317,617
Lennar Corp., Class A1	10,220	534,199
Liberty Media Corp-Liberty Formula One., Class C*	36,673	1,292,723
Lockheed Martin Corp.[1]	2,987	974,061
Lululemon Athletica, Inc.*,1	21,104	2,531,425
ManpowerGroup, Inc.[1]	15,660	1,460,452
Martin Marietta Materials, Inc.	1,851	369,126
MasterCard, Inc., Class A1	10,690	2,116,620
McDonald's Corp.[1]	12,534	1,974,606
Mercer International, Inc.[1]	46,290	830,906
Mohawk Industries, Inc.*	2,013	379,169
NextEra Energy, Inc.	3,247	544,002
NIKE, Inc., Class B1	5,160	396,856
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Nordstrom, Inc.[1]	1,009	$52,882
Northrop Grumman Corp.[1]	156	46,876
NVR, Inc.*,1	55	151,769
Occidental Petroleum Corp.	15,945	1,338,264
Old Dominion Freight Line, Inc.[1]	18,273	2,682,476
Owens & Minor, Inc.	9,659	182,265
Perspecta, Inc.	18,491	401,255
Phillips 66[1]	2,900	357,686
Pioneer Natural Resources Co.	1,801	340,875
PPG Industries, Inc.	5,802	642,049
Ralph Lauren Corp.[1]	11,909	1,607,477
Rayonier Advanced Materials, Inc.[1]	25,760	464,710
Raytheon Co.[1]	11,926	2,361,706
Regeneron Pharmaceuticals, Inc.*,1	147	54,098
Regions Financial Corp.[1]	73,679	1,371,166
Robert Half International, Inc.[1]	26,211	1,985,745
Ross Stores, Inc.[1]	3,261	285,109
Schlumberger Ltd.	8,787	593,298
Scholastic Corp.	8,960	374,170
Spirit Aerosystems Holdings, Inc., Class A1	20,135	1,877,589
Tapestry, Inc.[1]	38,475	1,812,942
The Charles Schwab Corp.	9,006	459,846
The Children's Place, Inc.	4,887	600,612
The Coca-Cola Co.[1]	33,275	1,551,613
The Estee Lauder Cos., Inc., Class A1	12,130	1,636,822
The Gap, Inc.[1]	51,260	1,546,514
The Kraft Heinz Co.	5,810	350,053
The Madison Square Garden Co., Class A*	2,562	799,805
The PNC Financial Services Group, Inc.[1]	1,700	246,211
The Sherwin-Williams Co.	12,506	5,511,769
TRI Pointe Group, Inc.*,1	34,020	482,063
Twenty-First Century Fox, Inc., Class B1	11,399	506,344
Twitter, Inc.*,1	22,993	732,787
Ultra Clean Holdings, Inc.*	13,608	182,619
Union Pacific Corp.[1]	1,210	181,367
United Therapeutics Corp.*,1	5,025	617,623
UnitedHealth Group, Inc.[1]	4,984	1,262,049
Universal Health Services, Inc., Class B1	20,006	2,442,733
Unum Group[1]	1,302	51,728
Valero Energy Corp.[1]	11,515	1,362,800
Varian Medical Systems, Inc.*,1	15,837	1,828,382
VeriSign, Inc.*,1	8,733	1,268,294
Vertex Pharmaceuticals, Inc.*	1,493	261,350
Western Alliance Bancorp*	1,076	61,031
World Wrestling Entertainment, Inc., Class A1	15,844	1,253,419
Worldpay, Inc., Class A*	4,505	370,266
Wyndham Hotels & Resorts, Inc.	11,808	684,864
Yum! Brands, Inc.[1]	16,884	1,338,732
Zayo Group Holdings, Inc.*	22,452	832,745
Zions Bancorp.	25,770	1,332,309
Total United States common stocks		163,252,749
Total common stocks (cost—$271,391,324)		287,972,888

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares		Value
Preferred stocks—0.24%
France—0.01%
Safran SA3		461	$57,168
Germany—0.06%
Bayerische Motoren Werke AG		2,884	238,766
Porsche Automobil Holding SE		2,242	151,796
Total Germany preferred stocks			390,562
Italy—0.17%
Intesa Sanpaolo SpA		320,316	1,022,179
Telecom Italia SpA		29,804	19,865
Total Italy preferred stocks			1,042,044
Total preferred stocks (cost—$1,496,676)			1,489,774
Investment companies—10.80%
AQR Style Premia Alternative Fund		2,660,908	25,597,939
ASG Managed Futures Strategy Fund		679,971	6,561,718
Boyd Group Income Fund[1]		5,160	467,349
Brookfield Business Partners LP1		5,120	200,612
Carillon Reams Unconstrained Bond Fund		2,382,120	27,584,952
Dream Hard Asset Alternatives Trust[1]		37,740	200,181
iShares MSCI Emerging Markets Small-Cap ETF		73,831	3,605,168
SPDR S&P Emerging Markets SmallCap ETF		78,983	3,814,879
Total investment companies (cost—$68,661,109)			68,032,798
	Face amount
US government obligations—2.32%
US Treasury Inflation Index Bonds (TIPS)
0.625%, due 02/15/43	USD	754,191	703,179
0.750%, due 02/15/42	USD	677,981	652,191
0.750%, due 02/15/45	USD	722,357	690,216
0.875%, due 02/15/47	USD	3,713,419	3,655,519
1.000%, due 02/15/46	USD	604,722	613,155
1.000%, due 02/15/48	USD	27,951	28,400
1.375%, due 02/15/44	USD	686,041	754,433
2.125%, due 02/15/40	USD	4,101,175	5,078,473
2.125%, due 02/15/41	USD	534,146	666,434
2.500%, due 01/15/29	USD	286,705	332,756
3.375%, due 04/15/32	USD	332,761	437,714
3.875%, due 04/15/29[1]	USD	751,481	978,193
Total US government obligations (cost—$14,809,211)			14,590,663
Corporate notes—4.21%
Canada—0.20%
Alcanna, Inc.
4.700%, due 01/31/22	CAD	480,300	371,436
Delphi Energy Corp.
10.000%, due 07/15/21[1,2,4]	CAD	610,000	465,407
Tricon Capital Group, Inc.
5.750%, due 03/31/22[1,2]	USD	429,000	449,163
Total Canada corporate notes			1,286,006
	Face amount		Value
Corporate notes—(concluded)
Germany—1.19%
Kreditanstalt fuer Wiederaufbau 1.000%, due 09/07/18	USD	3,500,000	$3,495,835
1.125%, due 08/06/18	USD	4,000,000	3,999,517
Total Germany corporate notes			7,495,352
Supranationals—2.76%
Asian Development Bank 1.750%, due 09/11/18	USD	2,500,000	2,498,625
1.875%, due 10/23/18	USD	4,270,000	4,265,709
European Investment Bank 1.875%, due 03/15/19	USD	4,000,000	3,986,754
Inter-American Development Bank 1.750%, due 08/24/18	USD	3,100,000	3,098,989
1 mo. USD LIBOR + 0.040%, 2.110%, due 11/26/18[5]	USD	3,500,000	3,499,530
Total Supranationals corporate notes			17,349,607
United States—0.06%
SM Energy Co.
1.500%, due 07/01/21[1]	USD	363,500	381,239
Total corporate notes (cost—$26,462,695)			26,512,204
Non-US government obligations—4.50%
Brazil—1.54%
Brazil Letras do Tesouro Nacional 0.010%, due 07/01/20[6]	BRL	9,957,000	2,273,330
0.010%, due 07/01/21[6]	BRL	13,745,000	2,825,073
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/21	BRL	3,108,000	853,639
10.000%, due 01/01/23	BRL	5,924,000	1,578,676
10.000%, due 01/01/25	BRL	2,081,000	539,607
10.000%, due 01/01/27	BRL	6,323,000	1,606,714
Total Brazil			9,677,039
France—1.28%
French Republic Government Bond OAT 1.850%, due 07/25/27[4]	EUR	5,447,056	8,029,155
Germany—0.53%
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, due 04/15/26[4]	EUR	2,585,110	3,329,652
Indonesia—0.84%
Indonesia Treasury Bond 7.000%, due 05/15/22	IDR	18,900,000,000	1,281,845
7.000%, due 05/15/27	IDR	21,040,000,000	1,376,778
8.250%, due 07/15/21	IDR	37,500,000,000	2,655,816
Total Indonesia			5,314,439
Sweden—0.31%
Sweden Government International Bond
1.125%, due 03/15/19[4]	USD	2,000,000	1,983,502
Total non-US government obligations (cost—$28,842,333)			28,333,787

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Face amount		Value
Certificates of deposit—3.10%
Belgium—0.48%
Sumitomo Mitsui Banking Corp. 2.270%, due 09/25/18	USD	3,000,000	$3,000,000
Canada—0.48%
Bank of Montreal 2.080%, due 08/17/18	USD	3,000,000	2,999,985
France—0.63%
Natixis 2.350%, due 08/01/18	USD	4,000,000	4,000,000
Netherlands—0.55%
ING Bank N.V. 2.320%, due 09/20/18	USD	3,500,000	3,500,000
United Arab Emirates—0.48%
National Bank of Abu Dhabi 2.380%, due 09/18/18	USD	3,000,000	3,000,981
United Kingdom—0.48%
MUFG Bank Ltd. 2.100%, due 08/06/18	USD	3,000,000	3,000,000
Total certificates of deposit (cost—$19,500,000)			19,500,966
Commercial paper—2.30%
Bank Nederlandse Gemeenten 2.115%, due 08/20/18	USD	2,000,000	1,997,780
Caisse Des Depots Etconsignat 2.200%, due 10/26/18	USD	2,500,000	2,486,937
DGZ Dekabank 2.280%, due 10/24/18	USD	2,500,000	2,486,778
Nationwide Building Society 2.270%, due 08/14/18	USD	4,000,000	3,996,740
NRW Bank 2.000%, due 08/21/18	USD	3,500,000	3,496,118
Total commercial paper (cost—$14,464,353)			14,464,353
Time deposits—1.64%
BNP Paribas London 1.850%, due 08/01/18	USD	278,235	278,235
DBS Bank Ltd. 2.100%, due 08/23/18	USD	3,013,667	3,013,667
DZ Bank AG 1.920%, due 08/01/18	USD	4,020,494	4,020,494
KBC Bank N.V. 1.900%, due 08/01/18	USD	3,052,270	3,052,270
Total time deposits (cost—$10,364,666)			10,364,666
Short-term US government obligations[7]—11.20%
US Treasury Bills 1.687%, due 08/09/18	USD	622,000	621,745
1.822%, due 08/16/18[1]	USD	9,504,000	9,496,625
1.855%, due 08/23/18	USD	1,250,000	1,248,570
1.873%, due 08/30/18[8]	USD	859,000	857,687
1.881%, due 09/13/18[1]	USD	20,500,000	20,453,905
1.940%, due 09/27/18	USD	6,668,000	6,648,099
1.947%, due 10/04/18[1]	USD	6,952,000	6,928,301
	Face amount		Value
Short-term US government obligations[7]—(concluded)
1.990%, due 10/11/18[1]	USD	14,309,000	$14,254,287
2.020%, due 11/08/18[1]	USD	2,400,000	2,386,841
2.033%, due 10/25/18	USD	5,161,000	5,137,116
2.050%, due 12/13/18	USD	2,500,000	2,481,063
Total short-term US government obligations (cost—$70,516,113)			70,514,239
	Number of shares
Short-term investment—18.47%
Investment companies—18.47%

State Street Institutional U.S. Government Money Market Fund (cost—$116,274,931)			116,274,931	116,274,931
	Number of contracts	Notional amount
Options purchased—0.44%
Call options—0.39%
ESTX Banks Index, strike @ 111, expires 09/21/18 (Counterparty: DB)	5,024	EUR	557,664	38,529
ESTX Banks Index, strike @ 112, expires 09/21/18 (Counterparty: BOA)	3,456	EUR	387,072	23,662
ESTX Banks Index, strike @ 115, expires 08/17/18	464	EUR	2,668,000	80,030
ESTX Banks Index, strike @ 118, expires 09/21/18	2,379	EUR	14,036,100	403,373
S&P 500 Index, strike @ 2,850, expires 12/18/20	28	USD	7,980,000	781,760
S&P 500 Index, strike @ 2,900, expires 12/20/19	70	USD	20,300,000	1,145,900
				2,473,254
Put options—0.05%
Euro STOXX 50 Index, strike @ 3,200, expires 12/20/19	150	EUR	48,000,000	298,009
Ibovespa Bank Index, strike @ 70,861, expires 08/15/18 (Counterparty: BNP)	50	BRL	3,543,050	270
Ibovespa Bank Index, strike @ 73,673, expires 08/15/18 (Counterparty: BNP)	29	BRL	2,136,517	711

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Put options—(concluded)
Swiss Market Index, strike @ 8,566, expires 09/21/18 (Counterparty: DB)	117	CHF	1,002,222	$3,509
				302,499
Total options purchased (cost—$3,075,662)				2,775,753
Swaptions purchased—0.74%
Call swaptions—0.12%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	14,300,000	USD	14,300,000	261,214
3 Month USD LIBOR Interest Rate Swap, strike @ 2.870%, expires 05/17/19 (counterparty: GS; receive fixed rate); underlying swap terminates 05/21/21	83,004,000	USD	83,004,000	200,654
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/31/33 (counterparty: GS; receive fixed rate); underlying swap terminates 06/02/48	9,200,000	USD	9,200,000	281,966
				743,834
Put swaptions—0.62%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	32,700,000	USD	32,700,000	1,404,370
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/31/33 (counterparty: GS; receive fixed rate); underlying swap terminates 06/02/48	14,400,000	USD	14,400,000	881,809
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
6 Month USD LIBOR Interest Rate Swap, strike @ 0.983%, expires 06/21/28 (counterparty: GS; receive fixed rate); underlying swap terminates 06/23/38	4,000,000,000	JPY	4,000,000,000	$1,638,253
				3,924,432
Total swaptions purchased (cost—$5,347,920)				4,668,266
Foreign exchange options purchased—0.06%
Call option—0.00%†
USD Call/SAR Put, strike @ 3.82, expires 02/12/19 (Counterparty: BNP)	16,350,000	USD	16,350,000	19,587
Put options—0.06%
EUR Put/USD Call, Strike @ 1.23, expires 04/03/19 (Counterparty: DB)	5,100,000	EUR	5,100,000	251,930
EUR Put/CHF Call, strike @ 1.16, expires 10/05/18 (Counterparty: CITI)	15,568,660	EUR	15,568,660	126,763
USD Put/TRY Call, strike @ 3.80, expires 06/19/19 (Counterparty: CITI)	1,004,465	USD	1,004,465	25
USD Put/TRY Call, strike @ 3.80, expires 06/27/19 (Counterparty: CITI)	500,000	USD	500,000	12
USD Put/TRY Call, strike @ 3.80, expires 07/10/19 (Counterparty: CITI)	1,006,696	USD	1,006,696	23
USD Put/TRY Call, strike @ 3.80, expires 07/17/19 (Counterparty: CITI)	502,232	USD	502,232	12
USD Put/TRY Call, strike @ 3.90, expires 03/21/19 (Counterparty: JPMCB)	5,645,000	USD	5,645,000	282
USD Put/TRY Call, strike @ 3.90, expires 04/05/19 (Counterparty: JPMCB)	3,878,000	USD	3,878,000	213

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of contracts	Notional amount		Value
Foreign exchange options purchased—(concluded)
Put options—(concluded)
USD Put/TRY Call, strike @ 4.00, expires 03/08/19 (Counterparty: BNP)	5,685,000	USD	5,685,000	$563
USD Put/TRY Call, strike @ 4.00, expires 05/04/20 (Counterparty: CITI)	500,000	USD	500,000	124
USD Put/TRY Call, strike @ 4.00, expires 06/04/20 (Counterparty: CITI)	1,005,000	USD	1,005,000	274
				380,221
Total foreign exchange options purchased (cost—$1,436,632)				399,808
Total investments before investments sold short (cost—$652,643,625)—105.76%				665,895,096

	Number of shares
Investments sold short—(15.14)%
Common stocks—(11.05)%
Australia—(0.04)%
BHP Billiton Ltd., ADR	(5,108)	(266,944)
Canada—(3.43)%
AltaGas Ltd.	(38,180)	(776,896)
CAE, Inc.	(12,600)	(262,490)
Canaccord Genuity Group, Inc.	(91,980)	(511,923)
Canadian National Railway Co.	(5,951)	(531,214)
Canadian Utilities Ltd., Class A	(14,935)	(372,557)
Canfor Corp.	(8,590)	(188,328)
Cenovus Energy, Inc.	(68,230)	(684,477)
CI Financial Corp.	(33,952)	(593,250)
Cineplex, Inc.	(32,970)	(740,580)
Conifex Timber, Inc.	(17,610)	(65,520)
DHX Media Ltd.	(66,439)	(133,813)
Emera, Inc.	(13,672)	(442,999)
First Quantum Minerals Ltd.	(65,500)	(1,021,636)
Gildan Activewear, Inc.	(17,110)	(440,755)
Gluskin Sheff + Associates, Inc.	(14,490)	(187,133)
Goldcorp, Inc.	(90,300)	(1,128,707)
Hydro One Ltd.	(44,877)	(655,466)
IGM Financial, Inc.	(13,786)	(413,840)
Imperial Oil Ltd.	(28,920)	(990,419)
Inter Pipeline Ltd.	(19,020)	(362,606)
Just Energy Group, Inc.	(68,310)	(258,358)
Leon's Furniture Ltd.	(20,247)	(284,674)
Magna International, Inc.	(3,460)	(210,762)
Maple Leaf Foods, Inc.	(22,840)	(546,924)
Medical Facilities Corp.	(42,306)	(474,818)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
MTY Food Group, Inc.	(10,250)	$(439,989)
National Bank of Canada	(13,580)	(665,716)
Norbord, Inc.	(17,110)	(615,557)
Novagold Resources, Inc.	(61,752)	(266,309)
Nutrien Ltd.	(50,200)	(2,726,394)
Paramount Resources Ltd., Class A	(17,200)	(193,043)
Richelieu Hardware Ltd.	(5,130)	(111,012)
Ritchie Bros Auctioneers, Inc.	(26,120)	(868,826)
Saputo, Inc.	(5,140)	(171,366)
ShawCor Ltd.	(16,260)	(331,237)
Shopify, Inc., Class A	(1,000)	(139,309)
Sleep Country Canada Holdings, Inc.	(10,225)	(243,039)
Sprott, Inc.	(92,250)	(213,455)
Stantec, Inc.	(18,280)	(477,358)
Stella-Jones, Inc.	(11,316)	(377,968)
Thomson Reuters Corp.	(6,865)	(284,870)
TransCanada Corp.	(10,490)	(471,822)
Turquoise Hill Resources Ltd.	(17,200)	(47,732)
WestJet Airlines Ltd.	(49,143)	(692,086)
International Petroleum Corp.	(1)	(7)
Total Canada common stocks		(21,617,240)
Denmark—(0.08)%
AP Moller—Maersk A/S, Class B	(377)	(542,024)
Germany—(0.05)%
thyssenkrupp AG	(11,636)	(310,502)
Ireland—(0.54)%
Accenture PLC, Class A	(7,901)	(1,258,866)
Adient PLC	(3,990)	(190,044)
Alkermes PLC	(1,148)	(50,340)
Allergan PLC	(10,204)	(1,878,454)
Total Ireland common stocks		(3,377,704)
Japan—(0.09)%
SoftBank Group Corp.	(6,600)	(546,581)
Luxembourg—(0.14)%
Tenaris SA	(47,255)	(863,677)
Netherlands—(0.02)%
Mylan N.V.	(3,681)	(137,338)
Sweden—(0.03)%
Electrolux AB, Series B	(7,606)	(178,538)
Switzerland—(0.01)%
LafargeHolcim Ltd.	(922)	(47,155)
United Kingdom—(0.19)%
John Wood Group PLC	(10,499)	(89,545)
Melrose Industries PLC	(367,298)	(1,040,847)
Ocado Group PLC	(3,556)	(51,622)
Total United Kingdom common stocks		(1,182,014)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(6.43)%
Domtar Corp.	(16,230)	$(782,648)
Acushnet Holdings Corp.	(522)	(12,617)
Alnylam Pharmaceuticals, Inc.	(13,510)	(1,283,450)
AMC Entertainment Holdings, Inc., Class A	(16,622)	(270,939)
AMC Networks, Inc., Class A	(3,374)	(203,418)
Amgen, Inc.	(3,660)	(719,373)
Armstrong World Industries, Inc.	(5,760)	(391,104)
AT&T, Inc.	(3,400)	(108,698)
Autodesk, Inc.	(11,020)	(1,415,409)
Axon Enterprise, Inc.	(2,424)	(164,662)
BioMarin Pharmaceutical, Inc.	(21,642)	(2,176,320)
BlueLinx Holdings, Inc.	(3,380)	(115,157)
Brinker International, Inc.	(6,224)	(293,586)
Callaway Golf Co.	(13,022)	(250,543)
CarMax, Inc.	(3,460)	(258,393)
Caterpillar, Inc.	(5,130)	(737,694)
CenturyLink, Inc.	(51,929)	(974,707)
Charter Communications, Inc., Class A	(190)	(57,870)
Choice Hotels International, Inc.	(4,554)	(353,390)
Cloudera, Inc.	(14,837)	(198,667)
Cognex Corp.	(5,769)	(304,488)
Cracker Barrel Old Country Store, Inc.	(1,142)	(167,297)
Cree, Inc.	(7,082)	(333,916)
Crocs, Inc.	(13,760)	(249,194)
D.R. Horton, Inc.	(10,080)	(440,496)
Delek US Holdings, Inc.	(5,323)	(283,822)
Devon Energy Corp.	(38,493)	(1,732,570)
Dycom Industries, Inc.	(1,186)	(105,744)
Eli Lilly & Co.	(8,112)	(801,547)
Ennis, Inc.	(12,520)	(272,310)
EQT Corp.	(21,522)	(1,069,213)
Equity Residential	(5,187)	(339,385)
Evercore, Inc., Class A	(3,515)	(397,195)
Exxon Mobil Corp.	(8,027)	(654,281)
FactSet Research Systems, Inc.	(1,670)	(336,271)
Federated Investors, Inc., Class B	(20,680)	(500,456)
Franklin Resources, Inc.	(21,468)	(736,782)
General Electric Co.	(145,159)	(1,978,517)
GoPro, Inc., Class A	(25,094)	(146,549)
Hawaiian Holdings, Inc.	(8,275)	(331,827)
Hortonworks, Inc.	(9,568)	(166,675)
Incyte Corp.	(10,344)	(688,290)
Insteel Industries, Inc.	6,059)	(249,207)
iRhythm Technologies, Inc.	(2,418)	(182,680)
j2 Global, Inc.	(1,188)	(100,790)
Kansas City Southern	(1,710)	(198,822)
KB Home	(18,860)	(447,925)
KEMET Corp.	(2,233)	(58,218)
Kimberly-Clark Corp.	(5,970)	(679,744)
Korn/Ferry International	(2,409)	(158,946)
Lam Research Corp.	(1,744)	(332,303)
Legg Mason, Inc.	(10,260)	(350,174)
Live Nation Entertainment, Inc.	(9,103)	(448,596)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(concluded)
MercadoLibre, Inc.	(1,366)	$(468,415)
Meritage Homes Corp.	(5,410)	(233,441)
Moelis & Co., Class A	(7,006)	(445,582)
Movado Group, Inc.	(3,547)	(176,641)
MSG Networks, Inc., Class A	(9,930)	(233,851)
Nasdaq, Inc.	(5,575)	(509,555)
Nektar Therapeutics	(16,239)	(854,171)
Neogen Corp.	(1,536)	(126,566)
NETGEAR, Inc.	(4,854)	(319,636)
Nordstrom, Inc.	(1,700)	(89,097)
PetMed Express, Inc.	(6,868)	(255,009)
Quotient Technology, Inc.	(14,078)	(207,650)
SBA Communications Corp.	(332)	(52,539)
Seattle Genetics, Inc.	(28,798)	(2,027,379)
SiteOne Landscape Supply, Inc.	(3,350)	(298,686)
TD Ameritrade Holding Corp.	(8,588)	(490,804)
Teradyne, Inc.	(8,374)	(362,175)
Tesla, Inc.	(2,206)	(657,697)
The Charles Schwab Corp.	(17,619)	(899,626)
The Cheesecake Factory, Inc.	(3,563)	(199,635)
The Hershey Co.	(1,967)	(193,179)
The Meet Group, Inc.	(14,064)	(57,100)
The New York Times Co., Class A	(14,931)	(370,289)
The Williams Cos., Inc.	(33,437)	(994,751)
Under Armour, Inc., Class C	(16,350)	(306,399)
Urban Outfitters, Inc.	(2,554)	(113,398)
Vishay Intertechnology, Inc.	(2,830)	(70,934)
Visteon Corp.	(1,960)	(229,477)
WalMart, Inc.	(10,095)	(900,777)
WD-40 Co.	(1,085)	(173,763)
Weyerhaeuser Co.	(8,640)	(295,315)
Whirlpool Corp.	(2,040)	(267,444)
Zayo Group Holdings, Inc.	(43,803)	(1,624,653)
Total United States common stocks		(40,518,509)
Total common stocks (proceeds—$67,371,989)		(69,588,226)
Investment companies—(4.09)%
Consumer Discretionary Select Sector SPDR Fund	12,194)	(1,356,826)
Industrial Select Sector SPDR Fund	(16,274)	(1,251,796)
Invesco CurrencyShares Japanese Yen Trust	(6,926)	(592,727)
Invesco QQQ Trust, Series 1	(8,599)	(1,517,294)
iShares Core S&P/TSX Capped Composite Index ETF	(120,695)	(2,421,601)
iShares iBoxx $ Investment Grade Corporate Bond ETF	(7,741)	(896,098)
iShares Russell 1000 ETF	(17,901)	(2,801,864)
iShares Russell 2000 ETF	(9,426)	(1,563,491)
iShares S&P/TSX 60 Index ETF	(119,276)	(2,258,345)
SPDR Bloomberg Barclays High Yield Bond ETF	(34,266)	(1,231,520)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

	Number of shares	Value
Investments sold short—(concluded)
Investment companies—(concluded)
SPDR Dow Jones Industrial Average ETF Trust	(2,200)	$(559,174)
SPDR S&P 500 ETF Trust	(24,516)	(6,897,086)
Technology Select Sector SPDR Fund	(33,238)	(2,357,239)
Total investment companies (proceeds—$22,558,981)		(25,705,061)
Number of shares	Value
Total investments sold short (proceeds—$89,930,970)	(95,293,287)
Other assets in excess of liabilities—9.38%	59,028,929
Net assets—100.00%	$629,630,738

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 273.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	14,274,000	2,379	ESTX Banks Index, strike @ 120	JPMCB	09/21/18	$207,919	$(257,324)	$(49,405)
EUR	1,079,262	306	Euro STOXX 50 Index, strike @ 3,527	BB	08/31/18	14,313	(14,313)	—
BRL	2,136,517	29	Ibovespa Bank Index, strike @ 73,673	BNP	08/15/18	21,506	(44,902)	(23,396)
BRL	3,543,050	50	Ibovespa Bank Index, strike @ 70,861	BNP	08/15/18	32,776	(113,810)	(81,034)
KRW	938,520,000	3,160,000	Kospi 200 Index, strike @ 297	DB	08/31/18	11,313	(11,313)	—
JPY	93,150,000	4,140	Nikkei 225 Index, strike @ 22,500	DB	08/31/18	12,292	(12,292)	—
AUD	571,480	91	S&P 200 Index, strike @ 6,280	BNP	08/31/18	3,015	(3,015)	—
USD	2,103,552	747	S&P 500 Index, strike @ 2,816	BNP	08/31/18	23,457	(23,457)	—
CHF	412,875	45	Swiss Market Index, strike @ 9,175	BNP	08/31/18	4,552	(4,552)	—
CHF	1,002,222	117	Swiss Market Index, strike @ 8,566	DB	09/21/18	24,345	(73,119)	(48,774)
						$355,488	$(558,097)	$(202,609)
			Put options
EUR	2,668,000	464	ESTX Banks Index, strike @ 115	JPMCB	08/17/18	$122,387	$(32,555)	$89,832
EUR	2,610,300	462	ESTX Banks Index, strike @ 113	JPMCB	09/21/18	102,790	(45,921)	56,869
EUR	557,664	5,024	ESTX Banks Index, strike @ 111	DB	09/21/18	29,557	(8,875)	20,682
EUR	387,072	3,456	ESTX Banks Index, strike @ 112	BOA	09/21/18	22,429	(7,117)	15,312
EUR	1,079,262	306	Euro STOXX 50 Index, strike @ 3,527	BB	08/31/18	15,301	(15,301)	—
KRW	938,520,000	3,160,000	Kospi 200 Index, strike @ 297	DB	08/31/18	11,281	(11,281)	—
JPY	93,150,000	4,140	Nikkei 225 Index, strike @ 22,500	DB	08/31/18	13,329	(13,329)	—
AUD	571,480	91	S&P 200 Index, strike @ 6,280	BNP	08/31/18	5,882	(5,882)	—

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Options written—(concluded)

Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,103,552	747	S&P 500 Index, strike @ 2,816	BNP	08/31/18	$23,457	$(23,457)	$—
CHF	412,875	45	Swiss Market Index, strike @ 9,175	BNP	08/31/18	4,884	(4,884)	—
						$351,297	$(168,602)	$182,695
						$706,785	$(726,699)	$(19,914)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized depreciation
USD	18,549	18,549,000	3 Month USD LIBOR Interest Rate Swap, strike @ 2.860%, terminates 05/21/29	GS	Receive	05/17/19	$203,270	$(218,189)	$(14,919)

Foreign exchange options written

Notional amount (000)		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
EUR	510	510,000	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	$7,868	$(729)	$7,139
EUR	585	585,225	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	8,990	(837)	8,153
EUR	689	688,500	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	9,798	(985)	8,813
EUR	630	630,000	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	8,547	(901)	7,646
EUR	516	516,275	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	7,347	(738)	6,609
EUR	630	630,000	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	9,217	(901)	8,316
EUR	755	755,000	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	9,539	(1,079)	8,460
EUR	785	785,000	EUR Call/USD Put, strike @ 1.33	DB	04/03/19	10,806	(1,123)	9,683
						$72,112	$(7,293)	$64,819

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
10	AUD	ASX SPI 200 Index Futures	September 2018	$1,135,411	$1,154,916	$19,505
6	CAD	S&P TSX 60 Index Futures	September 2018	884,821	902,548	17,727
2	EUR	Amsterdam Index Futures	August 2018	261,230	267,126	5,896
20	EUR	CAC 40 Index Futures	August 2018	1,266,147	1,288,624	22,477

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts—(concluded)
39	EUR	EURO STOXX 50 Index Futures	September 2018	$1,575,315	$1,607,564	$32,249
68	GBP	FTSE 100 Index Futures	September 2018	6,812,277	6,875,187	62,910
21	JPY	NIKKEI 225 Index Futures	September 2018	4,189,210	4,225,730	36,520
43	JPY	TOPIX Index Futures	September 2018	6,815,450	6,722,175	(93,275)
34	SEK	OMX 30 Index Futures	August 2018	604,998	625,541	20,543
1	TWD	Taiex Futures Index Futures*	August 2018	69,756	71,797	2,041
5	USD	Dow Jones E-Mini Index Futures	September 2018	635,074	634,875	(199)
92	USD	MSCI Emerging Markets E-Mini Index Futures	September 2018	5,196,610	5,042,980	(153,630)
21	USD	NASDAQ 100 E-Mini Index Futures	September 2018	3,047,648	3,042,795	(4,853)
41	USD	Russell 2000 Mini Index Futures	September 2018	3,451,313	3,428,420	(22,893)
46	USD	S&P 500 E-Mini Index Futures	September 2018	6,397,695	6,479,330	81,635
17	USD	S&P Midcap 400 E-Mini Index Futures	September 2018	3,395,765	3,376,200	(19,565)
37	USD	XAF Financial Index Futures	September 2018	3,190,942	3,182,925	(8,017)
Interest rate futures buy contracts:
84	AUD	Australian Bond 3 Year Futures	September 2018	6,922,324	6,942,924	20,600
3	CHF	3 month Euroswiss Interest Rate Futures	December 2018	763,042	763,066	24
2	CHF	3 month Euroswiss Interest Rate Futures	March 2019	508,561	508,610	49
1	CHF	3 month Euroswiss Interest Rate Futures	June 2019	254,003	254,179	176
20	EUR	3 Month EURIBOR Futures	June 2019	5,862,101	5,861,366	(735)
25	EUR	3 Month EURIBOR Futures	September 2019	7,317,426	7,321,227	3,801
19	EUR	3 Month EURIBOR Futures	December 2019	5,555,653	5,559,411	3,758
18	EUR	3 Month EURIBOR Futures	March 2020	5,258,767	5,262,075	3,308
15	EUR	3 Month EURIBOR Futures	June 2020	4,380,606	4,381,116	510
27	EUR	German Euro BOBL Futures	September 2018	4,160,235	4,155,250	(4,985)
86	EUR	German Euro BOBL Futures*	September 2018	13,304,006	13,235,240	(68,766)
39	EUR	German Euro Bund Futures	September 2018	7,389,045	7,368,799	(20,246)
76	EUR	German Euro Bund Futures*	September 2018	14,458,547	14,359,711	(98,836)
23	EUR	Mid-Term Euro-OAT Futures*	September 2018	4,139,938	4,134,576	(5,362)
3	GBP	90-Day Sterling Pound Futures	March 2019	487,634	487,235	(399)
2	GBP	90-Day Sterling Pound Futures	June 2019	324,949	324,593	(356)
1	GBP	90-Day Sterling Pound Futures	March 2020	162,220	162,001	(219)
1	GBP	United Kingdom Long Gilt Bond Futures*	September 2018	163,059	161,024	(2,035)
90	GBP	United Kingdom Long Gilt Bond Futures	September 2018	14,325,770	14,492,121	166,351
				$144,667,548	$144,663,257	$(4,291)
US Treasury futures sell contracts:
2	USD	Ultra Long US Treasury Bond Futures	September 2018	(315,183)	(313,812)	1,371
96	USD	US Long Bond Futures	September 2018	(13,837,305)	(13,725,000)	112,305
2	USD	US Long Bond Futures*	September 2018	(285,065)	(285,938)	(873)
41	USD	US Treasury Note 10 Year Futures	September 2018	(4,897,537)	(4,896,297)	1,240
81	USD	US Treasury Note 10 Year Futures*	September 2018	(9,677,733)	(9,673,172)	4,561
89	USD	US Treasury Note 2 Year Futures*	September 2018	(18,835,448)	(18,812,375)	23,073
46	USD	US Treasury Note 5 Year Futures	September 2018	(5,201,910)	(5,203,750)	(1,840)
222	USD	US Treasury Note 5 Year Futures*	September 2018	(25,096,692)	(25,113,750)	(17,058)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures sell contracts:
9	AUD	ASX SPI 200 Index Futures	September 2018	$(1,014,981)	$(1,039,424)	$(24,443)
116	EUR	EURO STOXX 50 Index Futures	September 2018	(4,708,624)	(4,781,472)	(72,848)
1	EUR	FTSE MIB Index Futures	September 2018	(126,932)	(129,716)	(2,784)
2	EUR	IBEX 35 Index Futures	August 2018	(229,142)	(230,984)	(1,842)
26	GBP	FTSE 100 Index Futures	September 2018	(2,606,440)	(2,628,748)	(22,308)
2	HKD	Hang Seng Index Futures	August 2018	(368,352)	(362,210)	6,142
6	HKD	Hang Seng Index Futures	August 2018	(421,266)	(420,624)	642
11	HKD	Hang Seng Index Futures***	August 2018	(773,569)	(771,144)	2,425
22	KRW	Kospi 200 Index Futures	September 2018	(1,474,250)	(1,464,913)	9,337
30	SEK	OMX 30 Index Futures	August 2018	(531,271)	(551,948)	(20,677)
2	SGD	MSCI Singapore Index Future	August 2018	(54,144)	(54,196)	(52)
14	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2018	(744,649)	(767,410)	(22,761)
2	USD	MSCI Taiwan Index Futures**	August 2018	(80,798)	(81,560)	(762)
148	USD	Russell 2000 Mini Index Futures	September 2018	(12,414,061)	(12,375,760)	38,301
67	USD	S&P 500 E-Mini Index Futures	September 2018	(9,303,285)	(9,437,285)	(134,000)
22	USD	SGX FTSE China A50 Index Futures	August 2018	(260,323)	(258,665)	1,658
2	USD	SGX FTSE China A50 Index Futures**	August 2018	(23,628)	(23,515)	113
Interest rate futures sell contracts:
8	CAD	Canadian Bankers Acceptance Futures	March 2019	(1,502,151)	(1,500,941)	1,210
81	EUR	German Euro BOBL Futures	September 2018	(12,465,853)	(12,465,750)	103
51	EUR	German Euro Bund Futures	September 2018	(9,602,452)	(9,636,122)	(33,670)
57	EUR	Mid-Term Euro-OAT Futures	September 2018	(10,183,843)	(10,246,557)	(62,714)
59	USD	90-Day Eurodollar Futures	December 2018	(14,385,183)	(14,354,700)	30,483
55	USD	90-Day Eurodollar Futures	March 2019	(13,392,474)	(13,360,875)	31,599
54	USD	90-Day Eurodollar Futures	June 2019	(13,140,811)	(13,102,425)	38,386
54	USD	90-Day Eurodollar Futures	September 2019	(13,128,361)	(13,092,975)	35,386
54	USD	90-Day Eurodollar Futures	December 2019	(13,120,927)	(13,086,900)	34,027
55	USD	90-Day Eurodollar Futures	March 2020	(13,340,823)	(13,327,876)	12,947
48	USD	90-Day Eurodollar Futures	June 2020	(11,638,654)	(11,631,601)	7,053
				$(239,184,120)	$(239,210,390)	$(26,270)
						$(30,561)

**  Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A.

***  Exposure to Futures Contracts is achieved through the use of a swap contract with Goldman Sachs.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	AUD	10,521,800	USD	8,028,965	08/24/18	$210,828
ANZ	AUD	5,144,100	USD	3,817,462	08/24/18	(4,818)
ANZ	EUR	24,738,711	USD	29,096,261	08/24/18	122,224
ANZ	JPY	859,514,408	USD	7,740,375	08/24/18	42,546

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	USD	7,765,794	AUD	10,495,536	08/24/18	$32,827
ANZ	USD	4,024,300	CAD	5,281,894	08/24/18	37,600
ANZ	USD	7,740,375	EUR	6,608,080	08/24/18	(975)
ANZ	USD	19,986,592	JPY	2,197,328,672	08/24/18	(307,272)
BB	AUD	9,604,511	USD	7,279,877	09/19/18	142,805
BB	AUD	10,214,842	USD	7,532,509	09/19/18	(58,098)
BB	AUD	550,000	USD	408,216	11/01/18	(579)
BB	BRL	3,950,000	USD	1,012,431	10/30/18	(30,952)
BB	CAD	4,606,668	USD	3,560,054	09/19/18	15,885
BB	CAD	15,520,929	USD	11,761,458	09/19/18	(179,667)
BB	CHF	770,000	USD	788,731	09/10/18	8,609
BB	CHF	527,500	USD	536,503	10/19/18	237
BB	CNY	1,200,000	USD	187,237	08/10/18	11,455
BB	DKK	1,360,000	USD	224,525	08/02/18	11,109
BB	DKK	1,270,000	USD	200,356	09/14/18	402
BB	EUR	10,637,993	USD	12,577,371	09/19/18	93,971
BB	EUR	7,233,506	USD	8,451,684	09/19/18	(36,641)
BB	GBP	12,744,324	USD	17,005,886	09/19/18	245,040
BB	GBP	579,141	USD	757,216	09/19/18	(4,447)
BB	JPY	217,000,000	USD	1,992,714	09/10/18	47,043
BB	JPY	1,941,725,359	USD	17,706,778	09/19/18	285,622
BB	JPY	115,957,168	USD	1,033,268	09/19/18	(7,099)
BB	MXN	2,700,000	USD	140,959	08/02/18	(3,908)
BB	MYR	420,000	USD	107,610	08/02/18	4,289
BB	MYR	420,000	USD	103,372	11/02/18	279
BB	NOK	163,117,257	USD	20,189,565	09/19/18	153,575
BB	NZD	12,246,753	USD	8,569,299	09/19/18	222,402
BB	NZD	13,615,640	USD	9,237,942	09/19/18	(41,935)
BB	SEK	37,626,502	USD	4,325,153	09/19/18	30,542
BB	SEK	16,283,888	USD	1,849,398	09/19/18	(9,211)
BB	SGD	20,429,876	USD	15,349,202	09/19/18	329,222
BB	SGD	4,812,003	USD	3,525,367	09/19/18	(12,402)
BB	USD	408,064	AUD	550,000	08/01/18	559
BB	USD	12,575,363	AUD	16,432,095	09/19/18	(364,742)
BB	USD	5,286,308	AUD	7,144,643	09/19/18	22,845
BB	USD	21,131,461	CAD	27,370,385	09/19/18	(73,882)
BB	USD	1,429,124	CAD	1,875,024	09/19/18	13,437
BB	USD	231,655	COP	684,000,000	09/25/18	4,433
BB	USD	199,674	DKK	1,270,000	08/02/18	(381)
BB	USD	36,070,823	EUR	30,537,919	09/19/18	(235,392)
BB	USD	3,407,700	EUR	2,917,952	09/19/18	16,438
BB	USD	29,967,254	GBP	22,346,723	09/19/18	(577,703)
BB	USD	1,083,616	GBP	825,282	09/19/18	1,763
BB	USD	816,794	IDR	11,770,000,000	09/25/18	(5,741)
BB	USD	299,832	INR	20,680,000	09/25/18	(220)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	2,100,654	JPY	228,100,000	08/17/18	$(58,708)
BB	USD	1,350,107	JPY	147,735,000	09/13/18	(25,197)
BB	USD	13,879,315	JPY	1,509,333,843	09/19/18	(337,572)
BB	USD	2,076,423	JPY	232,556,642	09/19/18	10,075
BB	USD	103,614	MYR	420,000	08/02/18	(293)
BB	USD	202,691	MYR	809,000	09/07/18	(3,889)
BB	USD	267,289	MYR	1,076,000	09/25/18	(3,005)
BB	USD	886	NOK	7,178	09/14/18	(5)
BB	USD	10,386,372	NOK	83,839,664	09/19/18	(88,192)
BB	USD	779,458	NOK	6,373,766	09/19/18	3,444
BB	USD	2,651,102	NZD	3,789,075	09/19/18	(68,619)
BB	USD	1,288,523	NZD	1,901,773	09/19/18	7,650
BB	USD	315,169	RUB	20,250,000	09/25/18	7,102
BB	USD	16,969,202	SEK	146,409,790	09/19/18	(258,290)
BB	USD	5,107,508	SEK	45,194,213	09/19/18	50,865
BB	USD	5,817,379	SGD	7,834,604	09/19/18	(57,403)
BB	USD	880,309	SGD	1,204,044	09/19/18	4,900
BB	USD	513,765	ZAR	7,010,000	09/25/18	14,926
BNP	AUD	1,654,000	USD	1,238,335	08/01/18	9,496
BNP	AUD	1,654,000	USD	1,238,407	08/08/18	9,511
BNP	AUD	1,654,000	USD	1,238,477	08/15/18	9,537
BNP	AUD	1,654,000	USD	1,238,546	08/22/18	9,566
BNP	AUD	1,654,000	USD	1,238,616	08/29/18	9,597
BNP	BRL	2,000,000	USD	513,232	09/17/18	(16,953)
BNP	BRL	3,900,000	USD	998,721	09/24/18	(34,452)
BNP	BRL	3,550,000	USD	902,971	10/02/18	(36,767)
BNP	CAD	1,467,300	USD	1,105,915	09/14/18	(22,869)
BNP	CHF	877,000	USD	893,654	09/14/18	4,816
BNP	CNY	1,200,000	USD	186,957	08/10/18	11,175
BNP	EUR	1,336,036	USD	1,575,000	08/16/18	11,131
BNP	EUR	3,258,000	USD	3,862,621	10/17/18	31,141
BNP	EUR	4,009,000	USD	4,735,211	11/02/18	14,614
BNP	GBP	104,147	USD	141,695	08/16/18	4,920
BNP	GBP	3,986,000	USD	5,342,755	09/07/18	103,270
BNP	INR	13,500,000	USD	200,887	08/02/18	4,054
BNP	INR	13,500,000	USD	194,203	11/02/18	(487)
BNP	JPY	680,335,470	USD	6,464,674	08/16/18	374,720
BNP	JPY	307,701,960	USD	2,821,698	09/14/18	61,983
BNP	NOK	690,000	USD	85,360	09/14/18	621
BNP	TWD	15,000,000	USD	501,533	09/11/18	10,474
BNP	TWD	183,790,638	USD	6,058,100	11/28/18	7,245
BNP	USD	125,368	ARS	3,405,000	09/07/18	(5,364)
BNP	USD	361,493	CAD	480,000	08/02/18	7,502
BNP	USD	744,100	CAD	987,300	09/10/18	15,372
BNP	USD	62,691	CAD	82,265	09/14/18	595

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	USD	223,357	CHF	220,000	08/02/18	$(1,169)
BNP	USD	669,249	CHF	657,000	09/10/18	(3,612)
BNP	USD	4,702,662	EUR	4,009,000	08/02/18	(14,738)
BNP	USD	3,135,000	EUR	2,643,636	08/16/18	(40,548)
BNP	USD	523,280	EUR	450,000	08/16/18	3,458
BNP	USD	196,478	INR	13,500,000	08/02/18	355
BNP	USD	215,614	INR	14,720,000	09/07/18	(1,890)
BNP	USD	1,665,975	INR	113,200,000	09/12/18	(23,371)
BNP	USD	3,848,100	INR	268,776,317	11/28/18	16,170
BNP	USD	1,454,031	JPY	159,000,000	08/02/18	(32,040)
BNP	USD	1,356,174	JPY	147,735,000	09/05/18	(32,023)
BNP	USD	1,317,614	JPY	143,700,000	09/10/18	(29,168)
BNP	USD	116,358	JPY	13,000,000	10/24/18	571
BNP	USD	646,508	MXN	13,030,000	09/25/18	46,484
BNP	USD	85,216	NOK	690,000	08/02/18	(622)
BNP	USD	160,006	PEN	526,500	09/07/18	675
BNP	USD	339,075	RUB	21,200,000	09/07/18	(1,101)
BNP	USD	374,633	THB	11,940,000	09/07/18	(15,470)
BNP	USD	529,777	THB	17,370,000	09/25/18	(7,016)
BOA	BRL	1,820,000	USD	467,626	09/28/18	(14,338)
BOA	BRL	730,000	USD	185,864	10/02/18	(7,378)
BOA	EUR	2,690,181	USD	3,135,000	08/16/18	(13,934)
BOA	EUR	8,935,000	USD	10,721,685	08/16/18	263,010
BOA	IDR	1,300,000,000	USD	91,938	08/02/18	1,785
BOA	JPY	125,714,397	USD	1,158,071	08/16/18	32,751
BOA	RUB	7,900,000	USD	124,209	11/02/18	(1,073)
BOA	USD	3,892,935	EUR	3,350,000	08/16/18	28,337
BOA	USD	90,196	IDR	1,300,000,000	08/02/18	(44)
BOA	USD	125,337	RUB	7,900,000	08/02/18	1,116
CITI	AUD	4,167,768	USD	3,200,000	08/16/18	103,290
CITI	AUD	3,489,457	USD	2,656,384	08/24/18	63,572
CITI	AUD	18,055,830	USD	13,278,526	08/24/18	(137,709)
CITI	AUD	5,201,000	USD	3,933,962	09/19/18	69,121
CITI	AUD	4,977,000	USD	3,673,835	09/19/18	(24,553)
CITI	BRL	1,409,250	USD	378,698	09/19/18	5,186
CITI	BRL	1,743,750	USD	452,814	09/19/18	(9,357)
CITI	CAD	36,113,416	USD	27,555,047	08/24/18	(217,019)
CITI	CAD	62,998	USD	47,793	09/14/18	(671)
CITI	CAD	14,184,000	USD	10,729,347	09/19/18	(183,204)
CITI	CHF	5,163,182	SEK	45,749,600	09/20/18	(13,440)
CITI	CHF	220,000	USD	226,813	08/02/18	4,625
CITI	CHF	16,175,528	USD	16,479,241	08/24/18	114,497
CITI	CHF	24,267	USD	24,799	09/19/18	193
CITI	CHF	1,733	USD	1,756	09/19/18	(1)
CITI	CHF	2,512,500	USD	2,550,484	10/25/18	(5,129)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	CLP	423,176,000	USD	652,777	09/20/18	$(11,208)
CITI	COP	372,943,000	USD	126,771	09/19/18	(1,991)
CITI	COP	18,383,000	USD	6,373	09/19/18	26
CITI	EUR	3,437,204	USD	4,007,587	08/24/18	(18,074)
CITI	EUR	241,000	USD	283,395	09/10/18	782
CITI	EUR	1,741,511	USD	2,039,808	09/14/18	(3,028)
CITI	EUR	11,651,000	USD	13,754,724	09/19/18	82,586
CITI	EUR	3,787,000	USD	4,430,458	09/19/18	(13,484)
CITI	GBP	2,977,147	USD	3,879,202	08/24/18	(31,922)
CITI	GBP	1,270,000	USD	1,675,715	09/19/18	5,460
CITI	GBP	256,000	USD	336,436	09/19/18	(246)
CITI	HKD	473,000	USD	60,344	09/19/18	19
CITI	HKD	96,000	USD	12,243	09/19/18	(1)
CITI	HUF	81,220,000	USD	300,589	09/19/18	3,573
CITI	HUF	47,450,000	USD	171,523	09/19/18	(1,998)
CITI	IDR	1,300,000,000	USD	90,196	08/02/18	44
CITI	IDR	1,049,204,828	USD	72,290	09/19/18	(67)
CITI	IDR	3,243,972,484	USD	227,811	09/19/18	4,094
CITI	IDR	1,300,000,000	USD	88,798	11/02/18	(289)
CITI	ILS	713,000	USD	198,237	09/20/18	3,447
CITI	INR	94,000,000	USD	1,367,273	08/06/18	(2,636)
CITI	INR	51,886,972	USD	748,439	09/19/18	(3,843)
CITI	JPY	121,000,000	USD	1,119,295	08/02/18	37,150
CITI	JPY	881,626,920	USD	8,049,177	08/24/18	153,309
CITI	JPY	844,665,992	USD	7,697,440	09/19/18	119,095
CITI	JPY	352,369,000	USD	3,141,664	09/19/18	(19,791)
CITI	KRW	1,000,000,000	USD	897,706	09/10/18	3,034
CITI	KRW	2,664,681,008	USD	2,409,732	09/19/18	25,171
CITI	KRW	1,024,075,000	USD	910,928	09/19/18	(5,495)
CITI	MXN	44,608,000	USD	2,190,647	09/19/18	(184,102)
CITI	MXN	2,700,000	USD	142,409	11/05/18	(239)
CITI	NOK	715,000	USD	88,527	09/19/18	702
CITI	NOK	349,000	USD	42,768	09/19/18	(100)
CITI	NZD	14,973,125	USD	10,537,187	08/24/18	331,849
CITI	NZD	7,543,000	USD	5,214,388	09/19/18	73,379
CITI	NZD	4,538,000	USD	3,074,466	09/19/18	(18,455)
CITI	PHP	4,408,250	USD	83,116	09/19/18	286
CITI	PHP	629,750	USD	11,817	09/19/18	(16)
CITI	PLN	4,120,375	USD	1,118,765	09/19/18	(9,425)
CITI	PLN	1,145,625	USD	315,393	09/19/18	1,710
CITI	SEK	2,400,000	USD	284,265	08/02/18	11,319
CITI	SEK	13,943,667	USD	1,607,689	09/19/18	16,189
CITI	SEK	10,643,333	USD	1,205,167	09/19/18	(9,641)
CITI	SGD	450,000	USD	340,983	08/02/18	10,428
CITI	SGD	121,000	USD	89,116	09/19/18	157

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	SGD	760,000	USD	557,177	09/19/18	$(1,572)
CITI	SGD	6,365,708	USD	4,700,000	09/20/18	19,848
CITI	TRY	146,000	USD	28,771	09/19/18	(256)
CITI	TRY	9,766,000	USD	1,993,355	09/19/18	51,741
CITI	TWD	183,953,158	USD	6,373,100	08/16/18	359,838
CITI	TWD	31,312,000	USD	1,049,745	09/19/18	24,149
CITI	TWD	4,143,000	USD	135,466	09/19/18	(235)
CITI	USD	12,032,386	AUD	15,851,278	08/24/18	(254,225)
CITI	USD	6,950,793	AUD	9,169,000	09/19/18	(137,347)
CITI	USD	744,659	AUD	1,009,000	09/19/18	5,124
CITI	USD	1,794,755	BRL	6,700,000	08/10/18	(11,268)
CITI	USD	1,880,233	BRL	7,100,000	09/10/18	3,179
CITI	USD	111,447	CAD	146,317	09/14/18	1,114
CITI	USD	4,298,525	CAD	5,543,000	09/19/18	(33,983)
CITI	USD	1,790,253	CAD	2,334,000	09/19/18	5,425
CITI	USD	426,366	CHF	421,356	08/24/18	(81)
CITI	USD	26,271	CHF	26,000	09/19/18	91
CITI	USD	273,724	CLP	171,697,008	09/20/18	(4,326)
CITI	USD	8,452	CLP	5,397,000	09/20/18	17
CITI	USD	130,214	COP	375,004,000	09/19/18	(740)
CITI	USD	7,540	COP	22,156,000	09/19/18	110
CITI	USD	136,882	CZK	3,025,000	09/25/18	1,722
CITI	USD	14,142	DKK	90,000	08/02/18	(19)
CITI	USD	15,221,487	EUR	13,075,000	08/16/18	83,177
CITI	USD	15,654,276	EUR	13,430,536	08/24/18	75,600
CITI	USD	7,658,721	EUR	6,488,500	09/19/18	(44,639)
CITI	USD	7,043,093	EUR	6,033,500	09/19/18	37,059
CITI	USD	13,691,896	GBP	10,297,811	08/24/18	(163,504)
CITI	USD	746,192	GBP	562,000	09/19/18	(7,070)
CITI	USD	80,127	GBP	61,000	09/19/18	98
CITI	USD	6,003	HKD	47,000	09/19/18	(8)
CITI	USD	224,903	HUF	60,800,000	09/07/18	(2,741)
CITI	USD	371,826	HUF	102,900,000	09/25/18	4,624
CITI	USD	90,059	IDR	1,300,000,000	08/02/18	94
CITI	USD	627,437	IDR	8,850,000,000	09/07/18	(16,135)
CITI	USD	232,860	IDR	3,316,608,032	09/19/18	(4,133)
CITI	USD	66,968	IDR	976,351,992	09/19/18	364
CITI	USD	196,197	ILS	713,000	09/20/18	(1,404)
CITI	USD	1,392,180	INR	94,000,000	08/06/18	(22,271)
CITI	USD	3,563,100	INR	235,431,833	08/16/18	(136,001)
CITI	USD	690,274	INR	47,207,000	09/19/18	(5,845)
CITI	USD	67,514	INR	4,680,000	09/19/18	339
CITI	USD	1,351,891	INR	94,000,000	11/05/18	3,244
CITI	USD	3,979,952	JPY	436,178,362	08/24/18	(73,529)
CITI	USD	222,869	JPY	24,985,529	08/24/18	902

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	USD	302,740	JPY	33,344,897	09/14/18	$(3,676)
CITI	USD	9,882,439	JPY	1,081,437,000	09/19/18	(179,787)
CITI	USD	244,743	KRW	270,000,000	09/10/18	(3,181)
CITI	USD	1,131,729	KRW	1,211,553,136	09/19/18	(47,536)
CITI	USD	1,223,196	KRW	1,385,414,976	09/19/18	16,581
CITI	USD	144,632	MXN	2,700,000	08/02/18	235
CITI	USD	431,035	MXN	8,655,000	09/07/18	30,617
CITI	USD	3,154,694	MXN	60,996,000	09/19/18	92,483
CITI	USD	264,302	MXN	4,941,000	09/19/18	(1,264)
CITI	USD	7,750,631	NOK	62,965,165	08/24/18	(24,228)
CITI	USD	84,236	NOK	682,822	09/14/18	(379)
CITI	USD	115,318	NOK	931,000	09/19/18	(960)
CITI	USD	16,179	NOK	133,000	09/19/18	158
CITI	USD	4,022,914	NZD	5,716,477	08/24/18	(126,694)
CITI	USD	2,610,135	NZD	3,775,000	09/19/18	(37,246)
CITI	USD	110,858	PEN	365,000	09/25/18	437
CITI	USD	85,162	PHP	4,513,000	09/19/18	(364)
CITI	USD	9,709	PHP	517,000	09/19/18	5
CITI	USD	235,724	PLN	863,000	09/19/18	573
CITI	USD	279,173	PLN	1,016,000	09/19/18	(985)
CITI	USD	194,040	RON	771,500	09/07/18	775
CITI	USD	312,092	RON	1,260,000	09/25/18	5,833
CITI	USD	2,545	SEK	22,000	09/19/18	(34)
CITI	USD	655,487	SGD	878,000	09/19/18	(9,983)
CITI	USD	2,200	SGD	3,000	09/19/18	6
CITI	USD	179,932	TRY	837,000	09/07/18	(12,664)
CITI	USD	7,557	TRY	36,000	09/19/18	(399)
CITI	USD	216,655	TRY	1,067,000	09/25/18	(5,066)
CITI	USD	2,995	TWD	89,000	09/19/18	(80)
CITI	USD	1,305,851	ZAR	16,700,000	09/19/18	(45,368)
CITI	USD	996,875	ZAR	13,396,000	09/19/18	14,226
CITI	ZAR	2,100,000	USD	168,896	08/02/18	9,413
CITI	ZAR	3,972,000	USD	308,447	09/19/18	8,648
CITI	ZAR	25,918,000	USD	1,906,552	09/19/18	(49,686)
DB	AUD	1,104,000	USD	819,839	11/01/18	(725)
DB	BRL	6,400,000	USD	1,607,798	10/02/18	(86,377)
DB	BRL	2,750,000	USD	711,422	10/11/18	(16,042)
DB	BRL	4,000,000	USD	1,025,641	10/30/18	(30,949)
DB	EUR	7,185,000	USD	8,836,551	08/02/18	434,772
DB	EUR	570,000	USD	663,812	09/10/18	(4,608)
DB	EUR	3,600,000	USD	4,208,157	09/19/18	(16,346)
DB	EUR	520,000	USD	611,250	09/19/18	1,044
DB	EUR	1,300,000	USD	1,517,814	09/25/18	(8,401)
DB	JPY	38,000,000	USD	349,888	08/02/18	10,041
DB	JPY	32,619,651	USD	296,623	09/14/18	4,064

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
DB	RUB	7,900,000	USD	126,621	08/02/18	$168
DB	SEK	1,843,000	USD	208,799	09/19/18	(1,558)
DB	USD	819,528	AUD	1,104,000	08/01/18	689
DB	USD	447,402	AUD	604,873	09/14/18	2,073
DB	USD	831,803	BRL	3,170,000	09/25/18	7,902
DB	USD	312,344	EUR	267,000	09/19/18	974
DB	USD	127,995	EUR	109,000	09/19/18	(86)
DB	USD	394,647	SEK	3,463,000	09/19/18	613
GSI	AUD	6,168,526	USD	4,590,000	08/16/18	6,699
GSI	AUD	216,110	USD	158,401	08/24/18	(2,178)
GSI	CAD	596,064	USD	452,067	08/24/18	(6,321)
GSI	CHF	2,614,939	SEK	23,150,400	09/20/18	(9,077)
GSI	CHF	12,433,217	USD	12,507,363	08/24/18	(71,293)
GSI	EUR	15,480,000	USD	19,233,619	08/16/18	1,113,833
GSI	EUR	13,774,241	USD	16,246,950	08/24/18	114,526
GSI	EUR	13,552,081	USD	15,779,423	08/24/18	(92,806)
GSI	GBP	5,580,000	USD	7,701,061	08/16/18	372,897
GSI	GBP	11,375,618	USD	15,142,764	08/24/18	198,440
GSI	JPY	383,196,100	USD	3,500,000	08/16/18	69,859
GSI	JPY	4,260,951,149	USD	38,647,758	08/24/18	486,594
GSI	JPY	15,511,004	USD	138,752	08/24/18	(165)
GSI	NOK	196,661,455	USD	24,341,096	08/24/18	208,933
GSI	SEK	105,744,270	USD	12,148,604	08/24/18	103,011
GSI	SEK	125,364,477	USD	14,184,147	08/24/18	(96,432)
GSI	TRY	7,174,268	USD	1,560,000	08/16/18	112,747
GSI	TWD	183,438,493	USD	6,383,800	09/20/18	375,052
GSI	USD	3,058,000	AUD	4,109,663	08/16/18	(4,463)
GSI	USD	12,160,469	AUD	16,387,415	08/24/18	16,063
GSI	USD	12,768,912	AUD	17,092,707	08/24/18	(68,318)
GSI	USD	12,749,430	CAD	16,650,342	08/24/18	55,075
GSI	USD	15,693,396	CHF	15,574,729	08/24/18	63,521
GSI	USD	2,481,447	EUR	2,130,210	08/24/18	13,459
GSI	USD	16,409,150	EUR	13,994,562	08/24/18	(18,687)
GSI	USD	5,570,508	GBP	4,230,000	08/16/18	(15,288)
GSI	USD	37,568,197	GBP	28,256,072	08/24/18	(447,761)
GSI	USD	11,766,030	GBP	8,971,293	08/24/18	19,695
GSI	USD	3,573,800	INR	236,789,267	09/19/18	(140,723)
GSI	USD	29,739,268	JPY	3,249,197,054	08/24/18	(639,395)
GSI	USD	7,750,631	JPY	869,379,754	08/24/18	35,551
GSI	USD	8,024,059	NOK	64,318,847	08/24/18	(131,546)
GSI	USD	501,968	NOK	4,103,460	08/24/18	1,564
GSI	USD	8,222,891	NZD	11,684,725	08/24/18	(258,852)
GSI	USD	6,865,371	NZD	10,171,448	08/24/18	67,255
GSI	USD	27,824,519	SEK	241,912,949	08/24/18	(267,614)
JPMCB	AUD	1,480,000	USD	1,126,372	08/02/18	26,807

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	AUD	2,930,877	USD	2,241,643	08/24/18	$63,879
JPMCB	AUD	5,165,308	USD	3,800,649	08/24/18	(37,390)
JPMCB	AUD	1,113,000	USD	826,057	09/14/18	(1,003)
JPMCB	AUD	367,000	USD	272,770	11/02/18	(10)
JPMCB	BRL	975,000	USD	249,475	09/17/18	(8,990)
JPMCB	BRL	1,400,000	USD	356,243	10/02/18	(14,358)
JPMCB	BRL	4,500,000	USD	1,155,001	10/22/18	(34,391)
JPMCB	CAD	480,000	USD	374,746	08/02/18	5,751
JPMCB	CAD	1,230,000	USD	954,611	09/10/18	8,443
JPMCB	CHF	28,089,354	USD	28,588,117	08/24/18	170,184
JPMCB	CHF	3,992,855	USD	4,024,342	08/24/18	(15,221)
JPMCB	EUR	2,500,000	USD	3,047,073	08/16/18	120,751
JPMCB	EUR	188,000	USD	218,827	08/16/18	(1,232)
JPMCB	EUR	6,769,070	USD	7,959,276	08/24/18	31,325
JPMCB	EUR	3,300,000	USD	3,898,821	09/10/18	29,020
JPMCB	EUR	3,176,000	USD	3,731,973	09/14/18	6,445
JPMCB	GBP	16,031,447	USD	21,441,219	08/24/18	380,461
JPMCB	GBP	2,671,429	USD	3,594,050	09/10/18	82,071
JPMCB	GBP	1,559,000	USD	2,078,331	09/14/18	28,442
JPMCB	HKD	11,800,000	USD	1,506,947	09/10/18	2,245
JPMCB	HKD	6,669,641	USD	851,038	09/14/18	471
JPMCB	JPY	2,341,116,474	USD	21,182,226	08/24/18	215,141
JPMCB	JPY	31,533,930	USD	286,734	09/14/18	3,913
JPMCB	KRW	5,191,150,000	USD	4,700,000	09/20/18	54,438
JPMCB	NOK	1,000,000	USD	127,200	08/02/18	4,600
JPMCB	NOK	28,167,651	USD	3,455,569	08/24/18	(860)
JPMCB	NOK	310,000	USD	38,238	11/02/18	97
JPMCB	NZD	6,154,879	USD	4,205,709	08/24/18	10,685
JPMCB	NZD	11,737,582	USD	7,998,799	08/24/18	(1,268)
JPMCB	SEK	141,046,782	USD	15,800,474	08/24/18	(266,515)
JPMCB	SEK	1,800,000	USD	207,052	09/10/18	1,748
JPMCB	SEK	2,591,000	USD	293,612	09/14/18	(2,005)
JPMCB	SGD	196,000	USD	144,091	09/14/18	8
JPMCB	SGD	2,043,040	USD	1,500,000	09/20/18	(2,069)
JPMCB	SGD	254,000	USD	187,007	11/02/18	61
JPMCB	USD	106,531	ARS	3,255,000	09/25/18	6,070
JPMCB	USD	1,098,649	AUD	1,480,000	08/02/18	917
JPMCB	USD	11,930,853	AUD	15,599,210	08/24/18	(339,989)
JPMCB	USD	190,639	AUD	258,309	09/14/18	1,308
JPMCB	USD	386,132	BRL	1,459,000	09/06/18	1,043
JPMCB	USD	19,905,038	CAD	26,454,861	08/24/18	439,372
JPMCB	USD	990,452	CAD	1,301,716	09/14/18	10,950
JPMCB	USD	9,086,372	CHF	8,916,229	08/24/18	(65,843)
JPMCB	USD	1,085,886	CHF	1,080,969	08/24/18	7,728
JPMCB	USD	374,569	COP	1,087,000,000	09/07/18	948

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	USD	226,983	COP	658,000,000	09/25/18	$131
JPMCB	USD	83,024	CZK	1,818,000	09/07/18	215
JPMCB	USD	3,719,955	EUR	3,176,000	08/02/18	(6,100)
JPMCB	USD	900,000	EUR	745,179	08/16/18	(27,747)
JPMCB	USD	2,770,073	EUR	2,363,830	08/24/18	(1,550)
JPMCB	USD	15,496,093	EUR	13,277,718	08/24/18	54,802
JPMCB	USD	5,687,277	GBP	4,222,588	08/24/18	(139,998)
JPMCB	USD	2,077,971	GBP	1,559,000	09/10/18	(28,441)
JPMCB	USD	385,380	HKD	3,020,000	09/10/18	(278)
JPMCB	USD	11,814,779	JPY	1,289,663,047	08/24/18	(264,532)
JPMCB	USD	1,347,986	JPY	145,530,000	09/06/18	(43,504)
JPMCB	USD	833,298	JPY	91,959,779	09/14/18	(8,530)
JPMCB	USD	38,107	NOK	310,000	08/02/18	(101)
JPMCB	USD	7,959,276	NOK	63,941,679	08/24/18	(113,046)
JPMCB	USD	7,704,325	NZD	11,401,468	08/24/18	66,653
JPMCB	USD	109,290	PEN	360,000	09/25/18	481
JPMCB	USD	271,076	SEK	2,400,000	08/02/18	1,869
JPMCB	USD	10,612,631	SEK	92,135,416	08/24/18	(117,257)
JPMCB	USD	21,637	SEK	191,000	09/10/18	148
JPMCB	USD	143,964	SGD	196,000	08/02/18	11
JPMCB	USD	186,613	SGD	254,000	08/02/18	(33)
JPMCB	USD	143,702	SGD	195,998	09/14/18	379
JPMCB	USD	159,441	ZAR	2,100,000	08/02/18	43
JPMCB	USD	464,126	ZAR	5,865,000	09/07/18	(20,763)
JPMCB	ZAR	2,100,000	USD	157,557	11/02/18	(60)
MSCI	AUD	3,894,438	USD	2,921,748	09/19/18	27,807
MSCI	AUD	5,691,870	USD	4,207,808	09/19/18	(21,796)
MSCI	CAD	2,920,516	USD	2,260,723	09/19/18	13,806
MSCI	CAD	5,725,175	USD	4,373,314	09/19/18	(31,386)
MSCI	EUR	7,332,976	USD	8,639,947	09/19/18	34,895
MSCI	EUR	1,355,389	USD	1,575,703	09/19/18	(14,809)
MSCI	GBP	3,336,518	USD	4,486,542	09/19/18	98,481
MSCI	GBP	7,783	USD	10,205	09/19/18	(31)
MSCI	JPY	1,876,627,760	USD	17,092,169	09/19/18	255,068
MSCI	JPY	62,540,130	USD	556,361	09/19/18	(4,749)
MSCI	NOK	136,230,095	USD	16,816,945	09/19/18	83,554
MSCI	NOK	33,045,394	USD	4,042,171	09/19/18	(16,855)
MSCI	NZD	3,855,859	USD	2,655,971	09/19/18	27,972
MSCI	NZD	8,200,221	USD	5,565,341	09/19/18	(23,602)
MSCI	SEK	408,990,726	USD	47,497,970	09/19/18	816,614
MSCI	SEK	13,590,673	USD	1,533,538	09/19/18	(17,674)
MSCI	SGD	22,154,850	USD	16,610,118	09/19/18	321,943
MSCI	SGD	3,275,027	USD	2,405,256	09/19/18	(2,533)
MSCI	USD	15,601,538	AUD	20,444,383	09/19/18	(409,402)
MSCI	USD	3,851,838	AUD	5,202,135	09/19/18	13,846

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	515,357	CAD	669,011	09/19/18	$(650)
MSCI	USD	232,095	CAD	305,619	09/19/18	3,035
MSCI	USD	4,881,923	EUR	4,135,663	09/19/18	(28,832)
MSCI	USD	6,227,789	EUR	5,336,249	09/19/18	34,156
MSCI	USD	4,490,097	GBP	3,354,761	09/19/18	(78,044)
MSCI	USD	6,483,359	JPY	706,334,909	09/19/18	(146,123)
MSCI	USD	72,239	JPY	8,106,629	09/19/18	493
MSCI	USD	8,850,847	NOK	71,439,239	09/19/18	(75,834)
MSCI	USD	956,528	NOK	7,806,534	09/19/18	2,362
MSCI	USD	22,980,574	NZD	32,981,598	09/19/18	(501,634)
MSCI	USD	8,370,078	NZD	12,375,782	09/19/18	64,762
MSCI	USD	4,671,991	SEK	40,508,262	09/19/18	(48,462)
MSCI	USD	3,200,395	SEK	28,345,324	09/19/18	34,882
MSCI	USD	11,696,603	SGD	15,653,504	09/19/18	(188,198)
MSCI	USD	1,461,549	SGD	1,991,703	09/19/18	2,745
SG	AUD	9,946,403	USD	7,650,000	08/16/18	259,684
SG	CAD	5,214,742	USD	4,024,342	08/24/18	14,083
SG	EUR	8,284,537	USD	10,300,000	08/16/18	602,711
SG	GBP	305,853	USD	416,211	08/16/18	14,537
SG	KRW	3,493,393,000	USD	3,130,000	10/24/18	416
SG	USD	4,896,420	AUD	6,475,547	08/24/18	(84,819)
SG	USD	2,658,059	CAD	3,490,829	08/24/18	26,470
SG	USD	8,107,609	JPY	888,593,985	08/24/18	(149,344)
SG	USD	1,560,000	TRY	6,934,986	08/16/18	(161,016)
						$2,290,034

Variance swap agreements

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	EUR	5	12/20/19	Receive	DJ Euro Stoxx 50	21.40%	$—	$(17,967)	$(17,967)
BNP	EUR	5	12/20/19	Receive	DJ Euro Stoxx 50	21.55	—	(20,046)	(20,046)
BNP	EUR	6	12/20/19	Receive	DJ Euro Stoxx 50	21.60	—	(50,007)	(50,007)
BNP	EUR	3	12/20/19	Receive	DJ Euro Stoxx 50	21.65	—	(10,736)	(10,736)
BNP	EUR	4	12/20/19	Receive	DJ Euro Stoxx 50	21.70	—	(15,844)	(15,844)
BNP	EUR	3	12/20/19	Receive	DJ Euro Stoxx 50	22.05	—	(11,849)	(11,849)
BNP	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	22.50	—	(7,815)	(7,815)
BNP	EUR	3	12/20/19	Receive	DJ Euro Stoxx 50	22.70	—	(13,493)	(13,493)
BNP	GBP	10	12/21/18	Pay	FTSE 100 Index	20.15	—	91,597	91,597
BNP	HKD	95	12/28/18	Receive	Hang Seng China Enterprises Index	25.15	—	(56,258)	(56,258)
BNP	HKD	39	12/28/18	Receive	Hang Seng China Enterprises Index	25.45	—	(24,068)	(24,068)
BNP	HKD	23	12/28/18	Receive	Hang Seng China Enterprises Index	27.70	—	(17,434)	(17,434)
BNP	HKD	97	12/28/18	Receive	Hang Seng China Enterprises Index	29.30	—	(102,322)	(102,322)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Variance swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	HKD	23	12/30/19	Receive	Hang Seng China Enterprises Index	26.35%	$—	$(4,376)	$(4,376)
BNP	JPY	999	12/14/18	Receive	Nikkei 225 Index	19.85	—	(30,165)	(30,165)
BNP	KRW	1,860	12/13/18	Receive	Kospi 200 Index	21.90	—	(11,173)	(11,173)
BNP	USD	9	12/21/18	Pay	S&P 500 Index	17.15	—	27,455	27,455
BNP	USD	12	12/21/18	Pay	S&P 500 Index	17.75	—	49,559	49,559
BNP	USD	5	12/21/18	Pay	S&P 500 Index	18.05	—	21,242	21,242
BNP	USD	3	12/21/18	Pay	S&P 500 Index	20.20	—	17,191	17,191
BNP	USD	2	12/21/18	Pay	S&P 500 Index	21.60	—	9,864	9,864
BNP	USD	3	12/20/19	Pay	S&P 500 Index	19.05	—	5,588	5,588
BNP	USD	6	12/20/19	Pay	S&P 500 Index	19.30	—	10,214	10,214
BNP	USD	6	12/20/19	Pay	S&P 500 Index	19.40	—	11,540	11,540
BNP	USD	8	12/20/19	Pay	S&P 500 Index	19.50	—	15,460	15,460
BNP	USD	3	12/20/19	Pay	S&P 500 Index	19.70	—	6,793	6,793
BNP	USD	3	12/20/19	Pay	S&P 500 Index	19.80	—	6,952	6,952
BNP	USD	5	12/20/19	Pay	S&P 500 Index	20.20	—	11,867	11,867
BNP	USD	7	12/20/19	Pay	S&P 500 Index	20.30	—	18,924	18,924
BNP	USD	2	12/20/19	Pay	S&P 500 Index	20.75	—	5,885	5,885
BNP	USD	3	12/20/19	Pay	S&P 500 Index	21.00	—	10,346	10,346
DB	EUR	1	12/20/19	Receive	DJ Euro Stoxx 50	21.50	—	(5,115)	(5,115)
DB	HKD	19	12/28/18	Receive	Hang Seng China Enterprises Index	25.80	—	(10,321)	(10,321)
DB	HKD	18	12/30/19	Receive	Hang Seng China Enterprises Index	26.50	—	(4,392)	(4,392)
DB	HKD	140	12/30/19	Receive	Hang Seng China Enterprises Index	27.75	—	(49,968)	(49,968)
DB	HKD	45	12/30/19	Receive	Hang Seng China Enterprises Index	28.60	—	(20,645)	(20,645)
DB	HKD	31	12/30/20	Receive	Hang Seng China Enterprises Index	26.85	—	(2,884)	(2,884)
DB	USD	3	12/21/18	Pay	S&P 500 Index	19.05	—	9,719	9,719
DB	USD	2	12/20/19	Pay	S&P 500 Index	19.45	—	3,443	3,443
DB	USD	2	12/20/19	Pay	S&P 500 Index	19.70	—	3,371	3,371
DB	USD	18	12/20/19	Pay	S&P 500 Index	20.50	—	54,172	54,172
DB	USD	6	12/20/19	Pay	S&P 500 Index	21.35	—	23,579	23,579
DB	USD	4	12/18/20	Pay	S&P 500 Index	19.60	—	3,639	3,639
GS	EUR	9	12/20/19	Receive	DJ Euro Stoxx 50	23.50	—	(54,402)	(54,402)
GS	USD	10	12/20/19	Pay	S&P 500 Index	20.60	—	49,133	49,133
JPMCB	EUR	9	12/20/19	Receive	DJ Euro Stoxx 50	21.60	—	(38,143)	(38,143)
JPMCB	EUR	7	12/20/19	Receive	DJ Euro Stoxx 50	22.90	—	(40,258)	(40,258)
JPMCB	EUR	1	12/20/19	Receive	DJ Euro Stoxx 50	23.05	—	(6,605)	(6,605)
JPMCB	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	23.15	—	(13,427)	(13,427)
JPMCB	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	23.20	—	(13,523)	(13,523)
JPMCB	GBP	4	12/21/18	Pay	FTSE 100 Index	19.68	—	35,888	35,888
JPMCB	GBP	1	12/21/18	Pay	FTSE 100 Index	19.87	—	10,687	10,687
JPMCB	GBP	20	12/21/18	Pay	FTSE 100 Index	22.55	—	226,016	226,016
JPMCB	HKD	190	12/21/18	Receive	Hang Seng China Enterprises Index	31.55	—	(244,530)	(244,530)
JPMCB	HKD	38	12/28/18	Receive	Hang Seng China Enterprises Index	25.07	—	(22,683)	(22,683)
JPMCB	HKD	37	12/28/18	Receive	Hang Seng China Enterprises Index	25.32	—	(17,061)	(17,061)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	25.40	—	(24,824)	(24,824)
JPMCB	HKD	73	12/28/18	Receive	Hang Seng China Enterprises Index	25.48	—	(35,327)	(35,327)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Variance swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	HKD	60	12/28/18	Receive	Hang Seng China Enterprises Index	25.49%	$—	$(37,777)	$(37,777)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	25.87	—	(27,583)	(27,583)
JPMCB	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	26.41	—	(33,435)	(33,435)
JPMCB	HKD	19	12/28/18	Receive	Hang Seng China Enterprises Index	26.53	—	(11,570)	(11,570)
JPMCB	HKD	83	12/28/18	Receive	Hang Seng China Enterprises Index	27.09	—	(68,844)	(68,844)
JPMCB	HKD	100	12/28/18	Receive	Hang Seng China Enterprises Index	27.10	—	(82,625)	(82,625)
JPMCB	HKD	20	12/28/18	Receive	Hang Seng China Enterprises Index	27.87	—	(14,956)	(14,956)
JPMCB	HKD	63	12/28/18	Receive	Hang Seng China Enterprises Index	27.89	—	(57,357)	(57,357)
JPMCB	HKD	12	12/28/18	Receive	Hang Seng China Enterprises Index	29.26	—	(12,584)	(12,584)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	29.29	—	(42,044)	(42,044)
JPMCB	HKD	45	12/30/19	Reveive	Hang Seng China Enterprises Index	26.20	—	(9,361)	(9,361)
JPMCB	HKD	26	12/30/19	Receive	Hang Seng China Enterprises Index	26.50	—	(5,473)	(5,473)
JPMCB	HKD	52	12/30/19	Receive	Hang Seng China Enterprises Index	26.72	—	(12,278)	(12,278)
JPMCB	HKD	69	12/30/19	Receive	Hang Seng China Enterprises Index	26.76	—	(18,275)	(18,275)
JPMCB	HKD	22	12/30/19	Receive	Hang Seng China Enterprises Index	27.10	—	(6,652)	(6,652)
JPMCB	JPY	520	12/14/18	Receive	Nikkei 225 Index	19.80	—	(15,630)	(15,630)
JPMCB	JPY	1,030	12/14/18	Receive	Nikkei 225 Index	20.28	—	(34,551)	(34,551)
JPMCB	JPY	1,545	12/14/18	Receive	Nikkei 225 Index	20.51	—	(54,599)	(54,599)
JPMCB	JPY	517	12/14/18	Receive	Nikkei 225 Index	20.58	—	(17,764)	(17,764)
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	16.70	—	12,498	12,498
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	17.40	—	14,591	14,591
JPMCB	USD	9	12/21/18	Pay	S&P 500 Index	17.48	—	30,773	30,773
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	17.49	—	14,650	14,650
JPMCB	USD	14	12/21/18	Pay	S&P 500 Index	17.51	—	46,800	46,800
JPMCB	USD	9	12/21/18	Pay	S&P 500 Index	17.65	—	30,253	30,253
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	17.67	—	19,968	19,968
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	18.00	—	21,952	21,952
JPMCB	USD	8	12/21/18	Pay	S&P 500 Index	18.09	—	33,321	33,321
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	18.37	—	24,222	24,222
JPMCB	USD	6	12/21/18	Pay	S&P 500 Index	18.41	—	27,466	27,466
JPMCB	USD	11	12/21/18	Pay	S&P 500 Index	19.09	—	57,446	57,446
JPMCB	USD	13	12/21/18	Receive	S&P 500 Index	19.15	—	69,109	69,109
JPMCB	USD	10	12/21/18	Pay	S&P 500 Index	19.24	—	53,080	53,080
JPMCB	USD	3	12/21/18	Pay	S&P 500 Index	19.47	—	10,842	10,842
JPMCB	USD	3	12/21/18	Pay	S&P 500 Index	21.08	—	16,170	16,170
JPMCB	USD	3	12/20/19	Pay	S&P 500 Index	19.04	—	5,739	5,739
JPMCB	USD	6	12/20/19	Pay	S&P 500 Index	19.20	—	9,723	9,723
JPMCB	USD	4	12/20/19	Pay	S&P 500 Index	19.60	—	8,370	8,370
JPMCB	USD	9	12/20/19	Pay	S&P 500 Index	19.86	—	19,656	19,656
JPMCB	USD	3	12/20/19	Pay	S&P 500 Index	20.10	—	6,883	6,883
JPMCB	USD	11	12/20/19	Pay	S&P 500 Index	20.50	—	30,182	30,182
JPMCB	USD	6	12/20/19	Pay	S&P 500 Index	20.90	—	19,798	19,798
JPMCB	USD	7	12/20/19	Pay	S&P 500 Index	21.50	—	26,242	26,242
JPMCB	USD	3	12/20/19	Pay	S&P 500 Index	21.70	—	10,971	10,971
SG	HKD	38	12/28/18	Receive	Hang Seng China Enterprises Index	25.00	—	(22,615)	(22,615)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Variance swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
SG	HKD	39	12/28/18	Receive	Hang Seng China Enterprises Index	26.05%	$—	$(28,103)	$(28,103)
SG	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	27.60	—	(38,537)	(38,537)
SG	HKD	43	12/28/18	Receive	Hang Seng China Enterprises Index	27.85	—	(38,921)	(38,921)
SG	HKD	132	12/28/18	Receive	Hang Seng China Enterprises Index	27.90	—	(120,607)	(120,607)
SG	HKD	43	12/28/18	Receive	Hang Seng China Enterprises Index	27.95	—	(39,430)	(39,430)
SG	HKD	176	12/28/18	Receive	Hang Seng China Enterprises Index	28.05	—	(162,294)	(162,294)
SG	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	28.15	—	(41,142)	(41,142)
SG	HKD	22	12/30/19	Receive	Hang Seng China Enterprises Index	26.65	—	(5,624)	(5,624)
SG	USD	5	12/21/18	Pay	S&P 500 Index	18.10	—	21,894	21,894
SG	USD	5	12/21/18	Pay	S&P 500 Index	18.30	—	23,837	23,837
SG	USD	23	12/21/18	Pay	S&P 500 Index	19.10	—	123,070	123,070
SG	USD	11	12/21/18	Pay	S&P 500 Index	19.20	—	61,233	61,233
SG	USD	6	12/21/18	Pay	S&P 500 Index	19.25	—	31,450	31,450
SG	USD	17	12/21/18	Pay	S&P 500 Index	19.30	—	94,736	94,736
SG	USD	6	12/21/18	Pay	S&P 500 Index	19.35	—	31,745	31,745
SG	USD	3	12/20/19	Pay	S&P 500 Index	19.65	—	(5,744)	(5,744)
							$—	$(315,242)	$(315,242)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
AUD	5,278	05/13/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.565%	$13,691	$13,691
AUD	5,278	05/15/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.500	8,704	8,704
AUD	7,917	05/17/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.486	11,378	11,378
AUD	7,917	05/20/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.357	(3,342)	(3,342)
AUD	11,510	05/23/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.385	(587)	(587)
AUD	51,590	06/19/21	Quarterly	3 Month AUD Bank Bill Rate	2.370	89,997	89,997
AUD	37,000	11/27/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.430	(27,030)	(27,030)
CAD	5,364	10/18/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.879	(11,690)	(11,657)
CAD	3,576	10/19/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.840	(9,529)	(9,510)
CAD	1,788	10/26/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.830	(5,048)	(5,048)
CAD	5,364	11/02/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.775	(19,222)	(19,222)
CAD	3,576	11/03/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.800	(11,930)	(11,930)
CAD	3,576	11/06/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.795	(15,894)	(15,894)

CAD  5,364  11/07/19  Semi-Annual  3 Month Canadian Bankers  1.775  (25,146)  (25,146)
               Acceptance Rate

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
CAD	1,788	11/09/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.780%	$(8,438)	$(8,438)
CAD	1,788	11/10/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.800	(8,097)	(8,097)
CAD	5,364	11/14/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.810	(23,649)	(23,649)
CAD	1,788	11/28/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.760	(9,279)	(9,270)
CAD	1,788	11/29/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.763	(9,244)	(9,235)
CAD	1,788	12/01/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.835	(6,038)	(6,007)
CAD	1,788	12/04/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.871	(5,301)	(5,301)
CAD	5,037	06/17/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.531	(9,022)	(9,022)
CAD	5,037	06/18/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.525	(9,498)	(9,498)
CAD	2,195	07/03/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.505	(4,998)	(4,998)
CAD	3,766	07/05/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.504	(8,666)	(8,666)
CAD	3,766	07/08/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.503	(8,777)	(8,777)
CAD	7,533	07/09/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.510	(16,770)	(16,770)
CAD	3,766	07/10/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.503	(8,861)	(8,861)
CAD	1,883	07/11/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.520	(3,943)	(3,943)
CAD	2,228	07/12/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.500	(5,324)	(5,324)
CAD	3,766	07/22/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.500	(9,182)	(9,182)
CAD	1,020	07/23/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.500	(2,493)	(2,493)
CAD	8,080	07/26/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.609	(6,904)	(6,904)
CAD	6,060	07/29/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.620	(4,277)	(4,277)
CAD	6,060	07/30/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.639	(2,590)	(2,590)
CAD	4,040	07/31/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.615	—	—
CAD	1,037	10/18/27	Semi-Annual	2.357%	3 Month Canadian Bankers Acceptance Rate	20,516	20,497
CAD	691	10/19/27	Semi-Annual	2.325	3 Month Canadian Bankers Acceptance Rate	15,164	15,152

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
CAD	346	10/26/27	Semi-Annual	2.356%	3 Month Canadian Bankers Acceptance Rate	$6,896	$6,896
CAD	1,037	11/02/27	Semi-Annual	2.288	3 Month Canadian Bankers Acceptance Rate	25,480	25,480
CAD	691	11/03/27	Semi-Annual	2.301	3 Month Canadian Bankers Acceptance Rate	16,457	16,457
CAD	691	11/06/27	Semi-Annual	2.280	3 Month Canadian Bankers Acceptance Rate	18,827	18,827
CAD	1,037	11/07/27	Semi-Annual	2.257	3 Month Canadian Bankers Acceptance Rate	29,750	29,750
CAD	346	11/09/27	Semi-Annual	2.266	3 Month Canadian Bankers Acceptance Rate	9,732	9,732
CAD	346	11/10/27	Semi-Annual	2.297	3 Month Canadian Bankers Acceptance Rate	9,053	9,053
CAD	1,037	11/14/27	Semi-Annual	2.312	3 Month Canadian Bankers Acceptance Rate	26,172	26,172
CAD	346	11/28/27	Semi-Annual	2.195	3 Month Canadian Bankers Acceptance Rate	11,481	11,476
CAD	346	11/29/27	Semi-Annual	2.209	3 Month Canadian Bankers Acceptance Rate	11,176	11,171
CAD	346	12/01/27	Semi-Annual	2.268	3 Month Canadian Bankers Acceptance Rate	9,201	9,184
CAD	346	12/04/27	Semi-Annual	2.285	3 Month Canadian Bankers Acceptance Rate	8,825	8,825
EUR	12,500	03/16/48	Semi-Annual	1.892	6 Month EURIBOR	(91,023)	(91,023)
EUR	5,000	05/09/48	Semi-Annual	1.815	6 Month EURIBOR	7,775	7,775
GBP	5,411	06/29/47	Semi-Annual	1.643	6 Month GBP LIBOR	48,421	48,421
GBP	5,400	07/05/47	Semi-Annual	1.720	6 Month GBP LIBOR	(12,151)	(12,151)
GBP	5,100	10/06/47	Semi-Annual	1.765	6 Month GBP LIBOR	(50,300)	(50,300)
GBP	3,500	01/14/48	Semi-Annual	1.519	6 Month GBP LIBOR	86,864	86,864
GBP	1,035	02/15/48	Semi-Annual	1.798	6 Month GBP LIBOR	(16,458)	(16,458)
JPY	440,500	08/27/39	Semi-Annual	0.805	6 Month JPY LIBOR	12,313	12,313
JPY	440,500	09/02/39	Semi-Annual	0.800	6 Month JPY LIBOR	16,759	16,759
JPY	120,500	09/02/39	Semi-Annual	6 Month JPY LIBOR	0.800%	(4,585)	(7,095)
SEK	33,480	10/20/19	Quarterly	0.213	3 Month SEK STIBOR	5,037	5,037
SEK	22,320	10/23/19	Quarterly	0.220	3 Month SEK STIBOR	3,317	9,357
SEK	11,160	10/30/19	Annual	3 Month SEK STIBOR	0.220	2,167	5,009
SEK	11,160	10/30/19	Quarterly	0.220	3 Month SEK STIBOR	(362)	(362)
SEK	33,480	11/06/19	Quarterly	0.247	3 Month SEK STIBOR	3,993	3,974
SEK	22,320	11/07/19	Quarterly	0.245	3 Month SEK STIBOR	2,583	2,580
SEK	22,320	11/08/19	Quarterly	0.257	3 Month SEK STIBOR	3,230	3,221
SEK	33,480	11/09/19	Quarterly	0.249	3 Month SEK STIBOR	4,390	4,386
SEK	11,160	11/13/19	Quarterly	0.234	3 Month SEK STIBOR	(1,142)	(1,150)
SEK	11,160	11/14/19	Quarterly	0.222	3 Month SEK STIBOR	779	766
SEK	33,480	11/16/19	Quarterly	0.255	3 Month SEK STIBOR	5,069	5,086
SEK	11,160	11/30/19	Quarterly	0.245	3 Month SEK STIBOR	1,473	2,934
SEK	11,160	12/01/19	Quarterly	0.236	3 Month SEK STIBOR	1,260	1,260

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
SEK	11,160	12/04/19	Quarterly	0.212%	3 Month SEK STIBOR	$694	$681
SEK	11,160	12/05/19	Quarterly	0.223	3 Month SEK STIBOR	991	951
SEK	6,324	10/20/27	Annual	3 Month SEK STIBOR	1.190%	10,475	10,475
SEK	6,324	10/20/27	Quarterly	0.362	3 Month SEK STIBOR	86	59,507
SEK	4,216	10/23/27	Annual	3 Month SEK STIBOR	1.158	5,359	5,359
SEK	4,216	10/23/27	Quarterly	0.361	3 Month SEK STIBOR	43	39,222
SEK	2,108	10/30/27	Annual	3 Month SEK STIBOR	1.212	3,881	3,881
SEK	2,108	10/30/27	Quarterly	0.431	3 Month SEK STIBOR	5	19,088
SEK	6,324	11/06/27	Annual	3 Month SEK STIBOR	1.166	8,001	8,001
SEK	6,324	11/06/27	Quarterly	0.455	3 Month SEK STIBOR	638	56,365
SEK	4,216	11/07/27	Annual	3 Month SEK STIBOR	1.156	4,847	4,847
SEK	4,216	11/07/27	Quarterly	0.457	3 Month SEK STIBOR	420	37,427
SEK	4,216	11/08/27	Annual	3 Month SEK STIBOR	1.130	3,581	3,581
SEK	4,216	11/08/27	Quarterly	0.447	3 Month SEK STIBOR	415	37,277
SEK	6,324	11/09/27	Annual	3 Month SEK STIBOR	1.133	5,592	5,592
SEK	6,324	11/09/27	Quarterly	0.444	3 Month SEK STIBOR	611	55,686
SEK	2,108	11/13/27	Annual	3 Month SEK STIBOR	1.154	2,283	2,283
SEK	2,108	11/13/27	Quarterly	0.448	3 Month SEK STIBOR	197	18,266
SEK	2,108	11/14/27	Annual	3 Month SEK STIBOR	1.175	2,770	2,770
SEK	2,108	11/14/27	Quarterly	0.460	3 Month SEK STIBOR	195	18,191
SEK	6,324	11/16/27	Annual	3 Month SEK STIBOR	1.152	6,616	6,616
SEK	6,324	11/16/27	Quarterly	0.470	3 Month SEK STIBOR	568	54,123
SEK	2,108	11/30/27	Annual	3 Month SEK STIBOR	1.090	560	560
SEK	2,108	11/30/27	Quarterly	0.467	3 Month SEK STIBOR	170	17,008
SEK	2,108	12/01/27	Annual	3 Month SEK STIBOR	1.110	1,014	1,014
SEK	2,108	12/01/27	Quarterly	0.465	3 Month SEK STIBOR	165	16,930
SEK	2,108	12/04/27	Annual	3 Month SEK STIBOR	1.110	955	958
SEK	2,108	12/04/27	Quarterly	0.458	3 Month SEK STIBOR	155	16,703
SEK	2,108	12/05/27	Annual	3 Month SEK STIBOR	1.110	947	947
SEK	2,108	12/05/27	Quarterly	0.458	3 Month SEK STIBOR	152	152
USD	32,850	06/19/21	Semi-Annual	3.080	3 Month USD LIBOR	(4,572)	(4,572)
USD	168,900	06/19/21	Semi-Annual	3 Month USD LIBOR	3.095	23,294	134,471
USD	32,850	06/22/21	Quarterly	3.069	3 Month USD LIBOR	(1,439)	(1,439)
USD	33,541	09/18/24	Semi-Annual	3 Month USD LIBOR	3.035	(22,653)	(22,653)
USD	71,900	06/17/25	Quarterly	3.150	3 Month USD LIBOR	(340,752)	(511,183)
USD	17,000	06/17/25	Quarterly	3.150	3 Month USD LIBOR	(83,369)	(123,665)
USD	19,100	03/20/29	Semi-Annual	3 Month USD LIBOR	3.030	(70,333)	(70,333)
USD	8,100	03/20/49	Quarterly	3.052	3 Month USD LIBOR	1,585	1,585
USD	7,607	09/18/49	Quarterly	3.027	3 Month USD LIBOR	40,591	40,591
						$(324,122)	$26,240

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Centrally cleared credit default swap agreements on credit indices—buy protection10

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North American Investment Grade 30 Index	USD	15,213	06/20/23	Quarterly	1.000%	$283,707	$(305,275)	$(21,568)
iTraxx Europe Main Series 29 Index	EUR	13,100	06/20/23	Quarterly	1.000	281,330	(307,208)	(25,878)
						$565,037	$(612,483)	$(47,446)

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation
CDX North America High Yield 30 Index	USD	6,139	06/20/23	Quarterly	5.000%	$(354,339)	$467,371	$113,032

Interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	KRW	6,336,684	03/20/21	Quarterly	3 Month KRW CD	2.425%	$—	$32,676	$32,676
BNP	KRW	1,624,919	03/20/29	Quarterly	2.563%	3 Month KRW CD	—	(35,351)	(35,351)
GS	BRL	9,522	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	8.420	—	(11,505)	(11,505)
GS	BRL	4,750	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	8.545	—	(2,679)	(2,679)
GS	BRL	4,813	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	8.520	—	(3,349)	(3,349)
GS	BRL	48,250	01/04/21	Monthly	1 Month Brazilian Interbank Deposit Average	8.790	—	103,474	103,474
GS	KRW	1,927,800	03/19/21	Quarterly	3 Month KRW CD	2.095	—	(1,074)	(1,074)
GS	KRW	10,243,360	03/20/21	Quarterly	3 Month KRW CD	2.388	—	46,162	46,162
GS	KRW	4,933,732	03/20/21	Quarterly	3 Month KRW CD	2.415	—	24,586	24,586
GS	KRW	4,933,732	03/20/21	Quarterly	3 Month KRW CD	2.415	—	24,586	24,586
GS	KRW	404,600	03/20/29	Quarterly	2.255	3 Month KRW CD	—	1,036	1,036
GS	KRW	2,179,840	03/20/29	Quarterly	2.533	3 Month KRW CD	—	(42,253)	(42,253)
GS	KRW	1,041,385	03/20/29	Quarterly	2.560	3 Month KRW CD	—	(22,450)	(22,450)
GS	KRW	1,041,385	03/20/29	Quarterly	2.560	3 Month KRW CD	—	(22,450)	(22,450)
JPMCB	BRL	18,777	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	8.310	—	(33,662)	(33,662)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Interest rate swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	BRL	9,375	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	8.370%	$—	$(13,815)	$(13,815)
JPMCB	BRL	4,754	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	8.490	—	(4,061)	(4,061)
JPMCB	BRL	17,342	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	10.053	—	114,492	114,492
JPMCB	BRL	5,785	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	10.125	—	40,043	40,043
JPMCB	BRL	5,779	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	10.140	—	41,263	41,263
JPMCB	BRL	2,901	01/04/21	Annual	1 Month Brazilian Interbank Deposit Average	10.000	—	18,316	18,316
JPMCB	BRL	49,340	01/04/21	Monthly	1 Month Brazilian Interbank Deposit Average	8.820	—	111,430	111,430
JPMCB	KRW	3,855,600	03/19/21	Quarterly	3 Month KRW CD	2.088	—	(2,648)	(2,648)
JPMCB	KRW	3,855,600	03/20/21	Quarterly	3 Month KRW CD	2.100	—	(1,843)	(1,843)
JPMCB	KRW	1,927,800	03/20/21	Quarterly	3 Month KRW CD	2.090	—	(1,256)	(1,256)
JPMCB	KRW	4,633,200	03/20/21	Quarterly	3 Month KRW CD	2.120	—	—	—
JPMCB	KRW	809,200	03/20/29	Quarterly	2.248%	3 Month KRW CD	—	2,552	2,552
JPMCB	KRW	809,200	03/20/29	Quarterly	2.260	3 Month KRW CD	—	1,752	1,752
JPMCB	KRW	404,600	03/20/29	Quarterly	2.250	3 Month KRW CD	—	1,196	1,196
JPMCB	KRW	972,400	03/20/29	Quarterly	2.280	3 Month KRW CD	—	—	—
							$—	$365,168	$365,168

Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	USD	1,733	03/05/19	Monthly	1 Month USD LIBOR plus 67 bps	FTSE EPRA NAREIT Developed Total Return Index	$—	$(908)	$(908)
BNP	USD	4,140	07/25/19	Monthly	1 Month USD LIBOR plus 49 bps	FTSE EPRA NAREIT Developed Total Return Index	—	30,098	30,098
BNP	USD	1,861	12/12/18	Quarterly	Ibovespa Brasil Sao Paulo Stock Exchange Index	3 Month USD LIBOR plus 35 bps	—	(135,430)	(135,430)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	USD	1,987	05/21/19	Quarterly	Ibovespa Brasil Sao Paulo Stock Exchange Index	1 Month USD LIBOR plus 15 bps	$—	$141,009	$141,009
CITI	EUR	2,594	08/07/19	Quarterly	3 Month EURIBOR plus 10 bps	Euro STOXX Banks Index	—	148,668	148,668
							$—	$183,437	$183,437

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio's of investments:

Assets Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$—	$287,972,888	$—	$—	$287,972,888
Preferred stocks	—	1,432,606	57,168	—	1,489,774
Investment companies	32,159,657	35,873,141	—	—	68,032,798
US government obligations	—	—	14,590,663	—	14,590,663
Corporate notes	—	—	26,512,204	—	26,512,204
Non-US government obligations	—	—	28,333,787	—	28,333,787
Certificates of deposit	—	—	19,500,966	—	19,500,966
Commercial paper	—	—	14,464,353	—	14,464,353
Time deposits	—	—	10,364,666	—	10,364,666
Short-term US government obligations	—	—	70,514,239	—	70,514,239
Short-term investment	—	—	116,274,931	—	116,274,931
Options purchased	—	2,709,072	66,681	—	2,775,753
Swaptions purchased	—	—	4,668,266	—	4,668,266
Foreign exchange options purchased	—	—	399,808	—	399,808
Futures contracts	—	892,442	—	—	892,442
Forward foreign currency contracts	—	—	13,906,633	—	13,906,633
Swap agreements	—	—	3,775,290	—	3,775,290
Total	$32,159,657	$328,880,149	$323,429,655	$—	$684,469,461

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2018

Fair valuation summary—(concluded)

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Investments sold short	$—	$(95,293,287)	$—	$—	$(95,293,287)
Options written	—	(478,876)	(247,823)	—	(726,699)
Swaptions written	—	—	(218,189)	—	(218,189)
Foreign exchange options written	—	—	(7,293)	—	(7,293)
Futures contracts	—	(923,003)	—	—	(923,003)
Forward foreign currency contracts	—	—	(11,616,599)	—	(11,616,599)
Swap agreements	—	—	(4,011,161)	—	(4,011,161)
Total	$—	$(96,695,166)	$(16,101,065)	$—	$(112,796,231)

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,790,629, represented 0.60% of the Portfolio's net assets at period end.

3  Illiquid investment at period end. Illiquid assets, in the amount of $57,168, represented 0.01% of the Portfolio's net assets at period end.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Rate shown reflects annualized yield at the period end on zero coupon bond.

7  Rates shown is the discount rates at date of purchase.

8  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

9  Payments made/received are based on the notional amount.

10  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

DAC  Designated Activity Company

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SPDR  Standard and Poor's Depository Receipts

STIBOR  Stockholm Interbank Offered Rate

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/ or interest payments are adjusted for inflation, unlike debt that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAB  National Australia Bank Ltd.

NTC  Northern Trust Company

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2018 to July 31, 2018.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2018	Ending account value July 31, 2018	Expenses paid during period[1] 02/01/18 to 07/31/18	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,005.50	$2.98	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	996.90	4.80	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class C	Actual	1,000.00	994.70	7.27	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.51	7.35	1.47
Class Y	Actual	1,000.00	998.90	3.57	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
Class P	Actual	1,000.00	998.90	3.57	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	992.90	4.60	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class C	Actual	1,000.00	990.20	7.06	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	994.00	3.36	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	994.00	3.36	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	992.30	5.19	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.26	1.05
Class C	Actual	1,000.00	989.40	7.65	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	7.75	1.55
Class Y	Actual	1,000.00	992.80	3.95	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01	0.80
Class P	Actual	1,000.00	993.50	3.95	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01	0.80
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,006.40	4.08	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.73	4.11	0.82
Class C	Actual	1,000.00	1,004.50	6.56	1.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	6.61	1.32
Class Y	Actual	1,000.00	1,008.20	2.84	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86	0.57
Class P	Actual	1,000.00	1,008.20	2.84	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86	0.57

PACE Select Advisors Trust

		Beginning account value February 1, 2018	Ending account value July 31, 2018	Expenses paid during period[1] 02/01/18 to 07/31/18	Expense ratio during the period
PACE Global Fixed Income Investments
Class A	Actual	$1,000.00	$964.90	$5.16	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class C	Actual	1,000.00	961.80	7.49	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.16	7.70	1.54
Class Y	Actual	1,000.00	966.00	4.44	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class P	Actual	1,000.00	965.10	4.24	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
PACE High Yield Investments
Class A	Actual	1,000.00	1,002.20	5.26	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class C	Actual	1,000.00	999.90	7.74	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80	1.56
Class Y	Actual	1,000.00	1,004.10	3.73	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.76	0.75
Class P	Actual	1,000.00	1,002.40	4.52	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	966.20	7.22	1.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.46	7.40	1.48
Class C	Actual	1,000.00	962.80	10.61	2.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.98	10.89	2.18
Class Y	Actual	1,000.00	967.50	6.00	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.16	1.23
Class P	Actual	1,000.00	967.40	6.10	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,015.00	5.60	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.61	1.12
Class C	Actual	1,000.00	1,011.20	9.37	1.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.47	9.39	1.88
Class Y	Actual	1,000.00	1,015.80	4.30	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.53	4.31	0.86
Class P	Actual	1,000.00	1,016.30	4.40	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88

PACE Select Advisors Trust

		Beginning account value February 1, 2018	Ending account value July 31, 2018	Expenses paid during period[1] 02/01/18 to 07/31/18	Expense ratio during the period
PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$1,023.80	$6.02	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,020.20	9.47	1.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.44	1.89
Class Y	Actual	1,000.00	1,025.60	3.77	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.76	0.75
Class P	Actual	1,000.00	1,024.10	5.22	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,087.90	6.11	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	5.91	1.18
Class C	Actual	1,000.00	1,083.80	9.66	1.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.52	9.35	1.87
Class Y	Actual	1,000.00	1,093.00	1.92	0.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.96	1.86	0.37
Class P	Actual	1,000.00	1,088.80	5.33	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03
PACE International Equity Investments
Class A	Actual	1,000.00	945.10	9.60	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	9.94	1.99
Class C	Actual	1,000.00	941.80	13.10	2.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.31	13.56	2.72
Class Y	Actual	1,000.00	946.50	8.25	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.32	8.55	1.71
Class P	Actual	1,000.00	945.80	8.25	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.32	8.55	1.71
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	875.00	7.90	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class C	Actual	1,000.00	872.00	11.37	2.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.65	12.23	2.45
Class Y	Actual	1,000.00	875.60	6.74	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class P	Actual	1,000.00	875.60	6.74	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45

PACE Select Advisors Trust

		Beginning account value February 1, 2018	Ending account value July 31, 2018	Expenses paid during period[1] 02/01/18 to 07/31/18	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$1,002.60	$7.20	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	1,000.00	10.91	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.89	10.99	2.20
Class P	Actual	1,000.00	1,004.10	5.96	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	974.00	11.55	2.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.09	11.78	2.36
Class C	Actual	1,000.00	970.20	14.80	3.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.77	15.10	3.03
Class Y	Actual	1,000.00	975.70	10.04	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class P	Actual	1,000.00	973.80	10.38	2.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.28	10.59	2.12

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2018

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at value (cost—$152,117,361; $676,448,968; $417,703,026; $1,052,478,063; $350,869,329; $451,547,394 and $390,700,235, respectively)[1]	$152,117,361	$670,120,055	$411,609,870	$1,042,093,559
Repurchase agreements, at value (cost—$41,195,000; $0; $0; $0; $0; $0 and $0, respectively)	41,195,000	—	—	—
Total investments in securities, at value (cost—$193,312,361; $676,448,968; $417,703,026; $1,052,478,063; $350,869,329; $451,547,394 and $390,700,235, respectively)	$193,312,361	$670,120,055	$411,609,870	$1,042,093,559
Cash	800	13,029	—	42,113
Cash collateral on futures contracts	—	81,000	660,982	558,000
Cash collateral on swap agreements	—	1,557,000	391,529	3,434,634
Foreign currency, at value (cost—$0; $0; $568,190; $1,804,992; $0; $1,421,558 and $2,157,743, respectively)	—	—	570,906	1,820,504
Receivable for investments sold	—	—	1,385,437	344,674
Receivable for investments sold short	—	79,208,024	30,503,494	1,039,922
Receivable for shares of beneficial interest sold	250,379	343,313	224,913	505,857
Receivable for interest	67,093	1,631,447	2,416,235	6,248,300
Outstanding swap agreements, at value[2]	—	619	14,621	9,303
Due from broker	—	18,610	121,542	1,632,481
Receivable for when issued TBA securities	—	258,885,515	4,972,303	212,104,395
Unrealized appreciation on forward foreign currency contracts	—	—	102,170	2,240,966
Receivable for foreign tax reclaims	—	—	458	11,927
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	233,296	—	547,305
Other assets	10,803	113,710	20,693	24,655
Total assets	193,641,436	1,012,205,618	452,995,153	1,272,658,595
Liabilities:
Payable for investments purchased	3,983,881	16,043,213	4,931,912	4,730,267
Payable for fund shares redeemed	442,752	691,169	741,299	1,464,514
Dividends payable to shareholders	108,454	—	—	—
Payable to affiliate	33,942	172,113	163,345	389,427
Payable to custodian	204	66,638	142,220	112,115
Payable for variation margin on futures contracts	—	11,813	76,530	1,095,486
Payable for cash collateral from securities loaned	—	—	12,098,990	8,610,323
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	1,686	7,145
Investments sold short, at value (proceeds—$0; $38,135,164; $30,463,153; $0; $0; $0 and $0, respectively)	—	38,070,766	30,393,001	—
Outstanding swap agreements, at value[2]	—	25,024	—	17,480
Unrealized depreciation on forward foreign currency contracts	—	—	44,247	2,282,093
Options and swaptions written, at value (premiums received $0; $143,223; $1,425,758; $634,763; $0; $0 and $0, respectively)	—	68,170	1,279,932	297,939
Due to broker	—	490,000	270,000	1,502,000
Payable for dividend and interest expense on investments sold short	—	—	42,609	—
Payable for dollar roll transactions	—	7,796,041	—	74,182,510
Deferred payable for dollar roll transactions	—	106	—	1,696
Payable for variation margin on centrally cleared swap agreements	—	—	36,260	—
Payable for when issued TBA securities	—	555,838,420	34,111,081	397,704,538
Accrued expenses and other liabilities	278,217	315,469	267,982	342,105
Total liabilities	4,847,450	619,588,942	84,601,094	492,739,638
Net assets	188,793,986	392,616,676	368,394,059	779,918,957

1  Includes $0; $0; $12,638,687; $8,428,681; $0; $5,154,378 and $40,949,792, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments were $1,709 and $373,628, respectively. Net upfront payment made by PACE Intermediate Fixed Income Investments was $14,913.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at value (cost—$152,117,361; $676,448,968; $417,703,026; $1,052,478,063; $350,869,329; $451,547,394 and $390,700,235, respectively)[1]	$354,399,153	$449,233,480	$386,514,208
Repurchase agreements, at value (cost—$41,195,000; $0; $0; $0; $0; $0 and $0, respectively)	—	—	—
Total investments in securities, at value (cost—$193,312,361; $676,448,968; $417,703,026; $1,052,478,063; $350,869,329; $451,547,394 and $390,700,235, respectively)	$354,399,153	$449,233,480	$386,514,208
Cash	—	406,796	22,895
Cash collateral on futures contracts	—	586,138	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $568,190; $1,804,992; $0; $1,421,558 and $2,157,743, respectively)	—	1,427,926	2,162,672
Receivable for investments sold	—	789,419	887,408
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	579,186	178,736	196,122
Receivable for interest	4,110,097	2,869,983	5,606,198
Outstanding swap agreements, at value[2]	—	—	—
Due from broker	—	255,603	—
Receivable for when issued TBA securities	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	667,645	43,532
Receivable for foreign tax reclaims	—	20,852	4,532
Receivable for variation margin on futures contracts	—	69,391	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Other assets	20,939	19,590	25,780
Total assets	359,109,375	456,525,559	395,463,347
Liabilities:
Payable for investments purchased	2,296,020	44,607,254	2,050,451
Payable for fund shares redeemed	268,617	402,075	480,965
Dividends payable to shareholders	—	—	—
Payable to affiliate	158,344	232,168	236,872
Payable to custodian	24,610	92,414	45,109
Payable for variation margin on futures contracts	—	—	—
Payable for cash collateral from securities loaned	—	4,661,150	37,901,428
Payable for foreign withholding taxes and foreign capital gains taxes	—	10,010	249
Investments sold short, at value (proceeds—$0; $38,135,164; $30,463,153; $0; $0; $0 and $0, respectively)	—	—	—
Outstanding swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	701,469	553,581
Options and swaptions written, at value (premiums received $0; $143,223; $1,425,758; $634,763; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for dollar roll transactions	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
Payable for when issued TBA securities	—	—	—
Accrued expenses and other liabilities	110,183	334,326	254,708
Total liabilities	2,857,774	51,040,866	41,523,363
Net assets	356,251,601	405,484,693	353,939,984
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2018

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$188,795,684	$421,986,125	$378,948,892	$815,243,591
Accumulated undistributed (distributions in excess of) net investment income (loss)	—	480,551	1,411,682	9,890,110
Accumulated net realized gain (loss)	(1,698)	(25,036,510)	(5,943,660)	(35,929,909)
Net unrealized appreciation (depreciation)	—	(4,813,490)	(6,022,855)	(9,284,835)
Net assets	$188,793,986	$392,616,676	$368,394,059	$779,918,957
Class A
Net assets	$—	$30,488,997	$14,254,136	$13,652,325
Shares outstanding	—	2,470,034	1,198,142	1,025,212
Net asset value per share	$—	$12.34	$11.90	$13.32
Maximum offering price per share	$—	$12.82	$12.36	$13.84
Class C
Net assets	$—	$9,674,471	$981,728	$6,594,374
Shares outstanding	—	782,879	82,430	495,145
Net asset value and offering price per share	$—	$12.36	$11.91	$13.32
Class Y
Net assets	$—	$30,541,614	$293,122	$1,369,637
Shares outstanding	—	2,473,940	24,639	103,047
Net asset value, offering price and redemption value per share[3]	$—	$12.35	$11.90	$13.29
Class P
Net assets	$188,793,986	$321,911,594	$352,865,073	$758,302,621
Shares outstanding	188,794,482	26,066,667	29,651,253	56,975,513
Net asset value, offering price and redemption value per share[3]	$1.00	$12.35	$11.90	$13.31

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$352,181,907	$419,032,330	$361,685,458
Accumulated undistributed (distributions in excess of) net investment income (loss)	—	(2,948,467)	2,364,833
Accumulated net realized gain (loss)	539,870	(8,289,475)	(5,626,908)
Net unrealized appreciation (depreciation)	3,529,824	(2,309,695)	(4,483,399)
Net assets	$356,251,601	$405,484,693	$353,939,984
Class A
Net assets	$38,713,698	$31,480,028	$3,747,640
Shares outstanding	3,040,500	3,236,659	382,029
Net asset value per share	$12.73	$9.73	$9.81
Maximum offering price per share	$13.02	$10.11	$10.19
Class C
Net assets	$7,594,880	$2,327,410	$2,293,638
Shares outstanding	596,656	239,152	234,064
Net asset value and offering price per share	$12.73	$9.73	$9.80
Class Y
Net assets	$64,877	$2,323,757	$534,304
Shares outstanding	5,094	239,917	54,209
Net asset value, offering price and redemption value per share[3]	$12.74	$9.69	$9.86
Class P
Net assets	$309,878,146	$369,353,498	$347,364,402
Shares outstanding	24,323,685	37,995,935	35,338,862
Net asset value, offering price and redemption value per share[3]	$12.74	$9.72	$9.83

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2018

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at value (cost—$1,309,403,585; $1,008,570,118; $484,664,679; $451,509,440; $1,273,875,925; $414,929,641; $138,890,947 and $652,643,625, respectively)[1]	$1,516,804,106	$1,403,186,157	$566,200,569	$565,815,059
Cash	117,697	—	—	7,438
Cash collateral on options	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on futures contracts	—	—	—	—
Cash collateral on investments sold short	2,594,033	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $896,932; $412,710; $77,291 and $1,829,236, respectively)	—	—	—	—
Receivable for investments sold	9,151,864	1,554,041	1,764,537	11,733,693
Receivable for investments sold short	2,311,937	—	—	—
Receivable for shares of beneficial interest sold	599,122	536,442	286,743	327,083
Receivable for dividends and interest	903,529	225,133	216,072	49,553
Receivable for foreign tax reclaims	9,032	9,271	—	—
Outstanding swap agreements, at value	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Other assets	28,611	28,357	20,658	20,470
Total assets	1,532,519,931	1,405,539,401	568,488,579	577,953,296
Liabilities:
Investments sold short, at value (proceeds—$152,807,307; $0; $0; $0; $162,759,811; $0; $0 and $89,930,970, respectively)	172,729,726	—	—	—
Payable for investments purchased	14,404,413	610,387	2,036,980	5,761,999
Payable for cash collateral from securities loaned	17,577,403	9,167,476	25,616,918	24,656,399
Payable for fund shares redeemed	1,307,839	1,119,592	555,387	442,262
Payable to custodian	113,742	104,454	69,682	56,385
Payable to affiliate	852,960	935,273	386,716	389,072
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	6,004	—
Due to broker	—	—	—	—
Deferred foreign capital gain taxes payable	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—	—
Outstanding swap agreements, at value[2]	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $982,167, respectively)	—	—	—	—
Payable for dividend and interest expense on investments sold short	91,741	—	—	—
Accrued expenses and other liabilities	482,539	330,980	345,223	309,494
Total liabilities	207,560,363	12,268,162	29,016,910	31,615,611
Net assets	1,324,959,568	1,393,271,239	539,471,669	546,337,685

1  Includes $98,240,574; $46,233,042; $64,071,439; $97,129,800; $46,107,649; $11,006,368; $1,241,664 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Alternative Strategies Investments was $210,698.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at value (cost—$1,309,403,585; $1,008,570,118; $484,664,679; $451,509,440; $1,273,875,925; $414,929,641; $138,890,947 and $652,643,625, respectively)[1]	$1,381,384,668	$455,012,476	$140,671,025	$665,895,096
Cash	—	—	61,193	—
Cash collateral on options	—	—	—	6,970,629
Cash collateral for forward foreign currency contracts	—	—	—	1,680,000
Cash collateral on swap agreements	—	—	—	5,125,262
Cash collateral on futures contracts	—	—	—	4,997,576
Cash collateral on investments sold short	4,058,687	—	—	48,592,213
Foreign currency, at value (cost—$0; $0; $0; $0; $896,932; $412,710; $77,291 and $1,829,236, respectively)	899,534	412,996	77,394	1,841,068
Receivable for investments sold	304,941	716,684	43,896	9,568,916
Receivable for investments sold short	—	—	—	—
Receivable for shares of beneficial interest sold	532,907	235,400	85,477	320,220
Receivable for dividends and interest	1,757,531	2,237,400	193,955	804,823
Receivable for foreign tax reclaims	3,355,287	8,845	31,127	131,225
Outstanding swap agreements, at value	—	—	—	2,632,133
Due from broker	—	—	—	193,006
Unrealized appreciation on forward foreign currency contracts	—	—	—	13,906,633
Receivable for variation margin on futures contracts	—	—	—	440,229
Other assets	100,859	21,214	10,882	179,746
Total assets	1,392,394,414	458,645,015	141,174,949	763,278,775
Liabilities:
Investments sold short, at value (proceeds—$152,807,307; $0; $0; $0; $162,759,811; $0; $0 and $89,930,970, respectively)	161,123,980	—	—	95,293,287
Payable for investments purchased	814,936	516,581	1,753,799	18,530,095
Payable for cash collateral from securities loaned	41,777,229	5,422,498	971,695	—
Payable for fund shares redeemed	1,495,093	848,100	390,122	1,692,571
Payable to custodian	178,806	287,140	34,407	509,287
Payable to affiliate	884,454	436,940	69,353	702,797
Payable for foreign withholding taxes and foreign capital gains taxes	106,569	307,702	67,774	28,427
Due to broker	—	—	—	855,987
Deferred foreign capital gain taxes payable	—	682,295	—	—
Unrealized depreciation on forward foreign currency contracts	740	—	—	11,616,599
Payable for variation margin on futures contracts	—	—	—	470,581
Payable for variation margin on centrally cleared swap agreements	—	—	—	135,659
Outstanding swap agreements, at value[2]	—	—	—	2,398,770
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $982,167, respectively)	—	—	—	952,181
Payable for dividend and interest expense on investments sold short	227,522	—	—	73,822
Accrued expenses and other liabilities	501,761	370,195	279,911	387,974
Total liabilities	207,111,090	8,871,451	3,567,061	133,648,037
Net assets	1,185,283,324	449,773,564	137,607,888	629,630,738

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2018

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,061,712,333	$831,616,149	$435,216,646	$375,835,450
Accumulated undistributed (distributions in excess of) net investment income (loss)	12,294,327	77,940	1,666,136	(3)
Accumulated net realized gain (loss)	63,474,806	166,961,111	21,052,999	56,196,619
Net unrealized appreciation	187,478,102	394,616,039	81,535,888	114,305,619
Net assets	$1,324,959,568	$1,393,271,239	$539,471,669	$546,337,685
Class A
Net assets	$111,758,696	$47,549,470	$18,341,856	$24,749,147
Shares outstanding	4,703,823	1,757,293	871,507	1,266,300
Net asset value per share	$23.76	$27.06	$21.05	$19.54
Maximum offering price per share	$25.14	$28.63	$22.28	$20.68
Class C
Net assets	$11,017,572	$2,744,482	$3,535,050	$2,672,884
Shares outstanding	463,229	126,596	205,666	179,629
Net asset value and offering price per share	$23.78	$21.68	$17.19	$14.88
Class Y
Net assets	$17,206,107	$15,714,949	$232,128	$47,098
Shares outstanding	722,017	556,770	10,551	2,216
Net asset value, offering price and redemption value per share[2]	$23.83	$28.23	$22.00	$21.26
Class P
Net assets	$1,184,977,193	$1,327,262,338	$517,362,635	$518,868,556
Shares outstanding	49,986,929	47,393,333	23,850,383	24,885,183
Net asset value, offering price and redemption value per share[2]	$23.71	$28.01	$21.69	$20.85

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,078,638,776	$438,958,733	$138,672,252	$633,797,636
Accumulated undistributed (distributions in excess of) net investment income (loss)	10,996,433	5,046,086	1,104,185	(11,442,213)
Accumulated net realized gain (loss)	(13,421,300)	(33,630,382)	(3,946,843)	(3,273,546)
Net unrealized appreciation	109,069,415	39,399,127	1,778,294	10,548,861
Net assets	$1,185,283,324	$449,773,564	$137,607,888	$629,630,738
Class A
Net assets	$31,164,522	$3,810,600	$370,425	$7,207,964
Shares outstanding	1,829,790	280,040	48,391	664,396
Net asset value per share	$17.03	$13.61	$7.65	$10.85
Maximum offering price per share	$18.02	$14.40	$8.10	$11.48
Class C
Net assets	$1,987,604	$1,181,579	$168,032	$6,100,665
Shares outstanding	119,242	94,291	22,929	603,173
Net asset value and offering price per share	$16.67	$12.53	$7.33	$10.11
Class Y
Net assets	$13,966,440	$7,418,772	$—	$543,980
Shares outstanding	822,737	540,515	—	50,278
Net asset value, offering price and redemption value per share[2]	$16.98	$13.73	$—	$10.82
Class P
Net assets	$1,138,164,758	$437,362,613	$137,069,431	$615,778,129
Shares outstanding	67,208,529	32,031,483	18,588,239	57,135,601
Net asset value, offering price and redemption value per share[2]	$16.93	$13.65	$7.37	$10.78

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2018

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$—
Interest (net of foreign withholding taxes of $0; $39,688; $0; $3,640; $0; $43,711 and $309, respectively)	2,952,689	12,065,298	11,158,543	29,059,203
Securities lending	—	—	17,876	17,691
Total income	2,952,689	12,065,298	11,176,419	29,076,894
Expenses:
Investment management and administration fees	729,181	2,659,965	2,043,348	4,903,693
Service fees–Class A	—	83,142	39,109	35,323
Service and distribution fees–Class C	—	74,246	8,185	54,072
Transfer agency and related services fees	858,725	774,044	605,398	818,249
Professional services	113,675	183,664	147,654	170,784
Custody and fund accounting	12,057	144,621	118,199	310,773
Interest expense	—	5,090	1,356	411,754
Federal and state registration	29,364	59,945	59,016	64,054
Shareholder reports	34,178	45,684	47,224	50,944
Trustees' fees	21,157	26,477	25,900	32,197
Insurance expense	3,724	9,123	7,973	16,459
Other	43,999	27,207	35,470	46,605
Total expenses	1,846,060	4,093,208	3,138,832	6,914,907
Fee waivers and/or expense reimbursements by investment manager and administrator	(596,039)	(886,117)	(480,958)	(646,500)
Net expenses	1,250,021	3,207,091	2,657,874	6,268,407
Net investment income	1,702,668	8,858,207	8,518,545	22,808,487
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $19,999 and $0, respectively)	6	(7,254,044)	(4,936,060)	(990,940)
Futures contracts	—	7,878	(1,711,970)	(7,583,771)
Options and swaptions written	—	709,903	1,578,494	1,188,247
Investments sold short	—	(157,989)	(85,283)	(79,612)
Swap agreements	—	844,280	319,998	4,101,730
Forward foreign currency contracts	—	—	(616,737)	(2,088,152)
Foreign currency transactions	—	—	777,472	211,683
Net realized gain (loss)	6	(5,849,972)	(4,674,086)	(5,240,815)
Change in net unrealized appreciation (depreciation) on:
Investments	—	(8,694,018)	(8,633,158)	(21,867,572)
Futures contracts	—	(11,813)	(70,776)	(2,548,028)
Options and swaptions written	—	36,572	(20,041)	(363,901)
Investments sold short	—	134,544	296,979	4,077
Swap agreements	—	1,725,121	(162,728)	1,281,191
Forward foreign currency contracts	—	—	19,437	330,680
Translation of other assets and liabilities denominated in foreign currency	—	—	18	(109,613)
Change in net unrealized appreciation (depreciation)	—	(6,809,594)	(8,570,269)	(23,273,166)
Net realized and unrealized gain (loss)	6	(12,659,566)	(13,244,355)	(28,513,981)
Net increase (decrease) in net assets resulting from operations	$1,702,674	$(3,801,359)	$(4,725,810)	$(5,705,494)

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$19,975
Interest (net of foreign withholding taxes of $0; $39,688; $0; $3,640; $0; $43,711 and $309, respectively)	12,519,023	8,693,910	23,261,673
Securities lending	—	13,902	222,809
Total income	12,519,023	8,707,812	23,504,457
Expenses:
Investment management and administration fees	1,963,166	3,225,437	2,957,777
Service fees–Class A	106,280	88,210	9,807
Service and distribution fees–Class C	59,130	17,993	18,589
Transfer agency and related services fees	132,015	754,901	609,812
Professional services	146,291	204,552	126,390
Custody and fund accounting	78,451	260,334	113,093
Interest expense	—	888	—
Federal and state registration	58,195	57,812	57,385
Shareholder reports	12,961	75,340	31,062
Trustees' fees	25,663	26,491	22,063
Insurance expense	7,510	9,296	7,975
Other	23,671	32,088	31,743
Total expenses	2,613,333	4,753,342	3,985,696
Fee waivers and/or expense reimbursements by investment manager and administrator	(350,329)	(780,484)	(581,299)
Net expenses	2,263,004	3,972,858	3,404,397
Net investment income	10,256,019	4,734,954	20,100,060
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $19,999 and $0, respectively)	545,692	3,483,853	7,207,454
Futures contracts	—	916,795	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	532,718	1,630,248
Foreign currency transactions	—	217,413	(1,440,370)
Net realized gain (loss)	545,692	5,150,779	7,397,332
Change in net unrealized appreciation (depreciation) on:
Investments	(9,714,421)	(15,691,764)	(18,977,692)
Futures contracts	—	(236,118)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(146,599)	2,913,935
Translation of other assets and liabilities denominated in foreign currency	—	(140,538)	(583,182)
Change in net unrealized appreciation (depreciation)	(9,714,421)	(16,215,019)	(16,646,939)
Net realized and unrealized gain (loss)	(9,168,729)	(11,064,240)	(9,249,607)
Net increase (decrease) in net assets resulting from operations	$1,087,290	$(6,329,286)	$10,850,453

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2018

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $176,878; $119,277; $48,733; $22,380; $3,833,072; $1,469,428; $196,798 and $354,370, respectively)	$38,998,973	$12,477,631	$8,043,224	$2,456,728
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $594; $0 and $68,362, respectively)	122,612	127,514	90,605	43,475
Securities lending	92,066	113,096	115,814	232,578
Total income	39,213,651	12,718,241	8,249,643	2,732,781
Expenses:
Investment management and administration fees	9,981,442	10,670,526	4,240,396	4,153,179
Service fees–Class A	288,554	116,620	44,553	59,050
Service and distribution fees–Class C	112,315	27,085	37,209	25,938
Dividend expense, interest expense and other borrowing costs for investments sold short	4,796,768	—	—	—
Transfer agency and related services fees	954,537	915,210	868,114	867,989
Custody and fund accounting	334,834	325,401	155,858	137,409
Professional services	153,729	155,738	184,209	140,196
Federal and state registration	64,070	63,454	57,643	57,472
Shareholder reports	66,344	58,975	72,419	45,752
Trustees' fees	39,717	40,040	27,915	27,739
Insurance expense	26,993	25,418	10,772	9,669
Interest expense	1,746	843	—	617
Other	66,163	49,658	33,517	37,926
Total expenses	16,887,212	12,448,968	5,732,605	5,562,936
Fee waivers and/or expense reimbursements by investment manager and administrator	(56,044)	(33,676)	(63,558)	(72,219)
Net expenses	16,831,168	12,415,292	5,669,047	5,490,717
Net investment income (loss)	22,382,483	302,949	2,580,596	(2,757,936)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $92,340; $0 and $1,955, respectively)	98,147,896	202,013,107	25,892,023	70,275,617
Futures contracts	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(21,958,427)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	464	—	(944)	—
Net realized gain (loss)	76,189,933	202,013,107	25,891,079	70,275,617
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $314,411; $0 and 0, respectively)	18,944,387	36,043,130	36,843,710	42,104,817
Futures contracts	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(830,183)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	(16)	—
Change in net unrealized appreciation (depreciation)	18,114,204	36,043,130	36,843,694	42,104,817
Net realized and unrealized gain	94,304,137	238,056,237	62,734,773	112,380,434
Net increase in net assets resulting from operations	$116,686,620	$238,359,186	$65,315,369	$109,622,498

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $176,878; $119,277; $48,733; $22,380; $3,833,072; $1,469,428; $196,798 and $354,370, respectively)	$38,046,819	$12,358,385	$5,894,400	$8,062,065
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $594; $0 and $68,362, respectively)	151,022	41,237	5,804	6,004,605
Securities lending	581,461	86,364	5,526	—
Total income	38,779,302	12,485,986	5,905,730	14,066,670
Expenses:
Investment management and administration fees	10,570,817	5,292,714	1,103,661	9,198,204
Service fees–Class A	79,825	10,265	981	20,352
Service and distribution fees–Class C	19,971	12,801	1,752	73,497
Dividend expense, interest expense and other borrowing costs for investments sold short	6,527,859	—	—	3,360,283
Transfer agency and related services fees	887,184	800,533	622,808	469,111
Custody and fund accounting	647,431	658,050	71,186	483,045
Professional services	180,215	214,936	158,809	287,524
Federal and state registration	67,026	59,013	53,127	61,887
Shareholder reports	6,674	47,749	32,251	71,712
Trustees' fees	37,920	27,427	22,294	30,013
Insurance expense	20,940	8,560	2,721	13,531
Interest expense	712	1,015	38	37,579
Other	80,428	85,542	38,556	73,507
Total expenses	19,127,002	7,218,605	2,108,184	14,180,245
Fee waivers and/or expense reimbursements by investment manager and administrator	(117,858)	(216,624)	(449,830)	(547,182)
Net expenses	19,009,144	7,001,981	1,658,354	13,633,063
Net investment income (loss)	19,770,158	5,484,005	4,247,376	433,607
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $92,340; $0 and $1,955, respectively)	80,751,625	34,017,237	(1,091,329)	35,691,574
Futures contracts	—	—	—	(3,140,235)
Options and swaptions written	—	—	—	2,538,168
Investments sold short	(13,853,129)	—	—	(10,373,544)
Swap agreements	—	—	—	(400,980)
Forward foreign currency contracts	(42,454)	(5,442)	25,298	(9,398,160)
Foreign currency transactions	(104,180)	(316,291)	(62,943)	(100,668)
Net realized gain (loss)	66,751,862	33,695,504	(1,128,974)	14,816,155
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $314,411; $0 and 0, respectively)	(16,259,727)	(31,603,338)	2,074,653	(12,829,488)
Futures contracts	—	—	—	630,438
Options and swaptions written	—	—	—	(439,687)
Investments sold short	12,607,544	—	—	301,027
Swap agreements	—	—	—	1,615,829
Forward foreign currency contracts	(740)	—	—	5,711,001
Translation of other assets and liabilities denominated in foreign currency	(132,416)	(12,351)	(4,715)	(7,596)
Change in net unrealized appreciation (depreciation)	(3,785,339)	(31,615,689)	2,069,938	(5,018,476)
Net realized and unrealized gain	62,966,523	2,079,815	940,964	9,797,679
Net increase in net assets resulting from operations	$82,736,681	$7,563,820	$5,188,340	$10,231,286

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgaged-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2018	2017	2018	2017	2018	2017
From operations:
Net investment income	$1,702,668	$227,818	$8,858,207	$7,437,310	$8,518,545	$6,415,882
Net realized gain (loss)	6	(1,112)	(5,849,972)	(603,111)	(4,674,086)	71,869
Change in net unrealized appreciation (depreciation)	—	—	(6,809,594)	(4,894,805)	(8,570,269)	(2,560,430)
Net increase (decrease) in net assets resulting from operations	1,702,674	226,706	(3,801,359)	1,939,394	(4,725,810)	3,927,321
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(961,787)	(999,111)	(337,935)	(248,850)
Net investment income–Class C	—	—	(248,183)	(241,527)	(19,206)	(12,274)
Net investment income–Class Y	—	—	(1,190,592)	(1,357,824)	(7,635)	(6,037)
Net investment income–Class P	(1,702,668)	(227,818)	(10,787,361)	(10,920,203)	(8,822,909)	(6,505,074)
Net realized gains	—	—	—	—	—	(53,263)
Net realized gains–Class C	—	—	—	—	—	(4,338)
Net realized gains–Class Y	—	—	—	—	—	(1,117)
Net realized gains–Class P	—	—	—	—	—	(1,190,266)
Total dividends and distributions to shareholders	(1,702,668)	(227,818)	(13,187,923)	(13,518,665)	(9,187,685)	(8,021,219)
From beneficial interest transactions:
Proceeds from shares sold	153,320,074	279,769,071	71,821,639	90,902,809	61,354,338	60,949,841
Cost of shares redeemed	(165,625,042)	(263,332,595)	(119,862,443)	(156,678,233)	(79,892,545)	(103,374,812)
Shares issued on reinvestment of dividends and distributions	1,513,589	173,450	12,034,990	12,331,064	8,264,039	7,226,182
Net increase (decrease) in net assets from beneficial interest transactions	(10,791,379)	16,609,926	(36,005,814)	(53,444,360)	(10,274,168)	(35,198,789)
Net increase (decrease) in net assets	(10,791,373)	16,608,814	(52,995,096)	(65,023,631)	(24,187,663)	(39,292,687)
Net assets:
Beginning of year	199,585,359	182,976,545	445,611,772	510,635,403	392,581,722	431,874,409
End of year	$188,793,986	$199,585,359	$392,616,676	$445,611,772	$368,394,059	$392,581,722
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$480,551	$521,882	$1,411,682	$1,236,003

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2018	2017	2018	2017
From operations:
Net investment income	$22,808,487	$23,923,226	$10,256,019	$10,389,220
Net realized gain (loss)	(5,240,815)	(6,935,149)	545,692	804,680
Change in net unrealized appreciation (depreciation)	(23,273,166)	(2,379,364)	(9,714,421)	(12,678,000)
Net increase (decrease) in net assets resulting from operations	(5,705,494)	14,608,713	1,087,290	(1,484,100)
Dividends and distributions to shareholders from:
Net investment income–Class A	(383,426)	(373,634)	(1,101,076)	(1,196,328)
Net investment income–Class C	(164,449)	(213,828)	(174,754)	(186,374)
Net investment income–Class Y	(44,283)	(57,890)	(2,149)	(2,088)
Net investment income–Class P	(23,346,881)	(25,022,010)	(8,984,515)	(8,998,907)
Net realized gains	—	(212,312)	(58,589)	(361,045)
Net realized gains–Class C	—	(152,383)	(10,998)	(70,658)
Net realized gains–Class Y	—	(30,485)	(118)	(500)
Net realized gains–Class P	—	(13,137,303)	(421,544)	(2,468,971)
Total dividends and distributions to shareholders	(23,939,039)	(39,199,845)	(10,753,743)	(13,284,871)
From beneficial interest transactions:
Proceeds from shares sold	109,826,434	111,384,315	48,856,462	52,483,400
Cost of shares redeemed	(153,633,513)	(174,065,722)	(71,525,103)	(81,616,612)
Shares issued on reinvestment of dividends and distributions	21,980,495	36,180,494	9,034,151	11,312,647
Net increase (decrease) in net assets from beneficial interest transactions	(21,826,584)	(26,500,913)	(13,634,490)	(17,820,565)
Net increase (decrease) in net assets	(51,471,117)	(51,092,045)	(23,300,943)	(32,589,536)
Net assets:
Beginning of year	831,390,074	882,482,119	379,552,544	412,142,080
End of year	$779,918,957	$831,390,074	$356,251,601	$379,552,544
Accumulated undistributed (distributions in excess of) net investment income	$9,890,110	$8,560,371	$—	$2,516

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2018	2017	2018	2017	2018	2017
From operations:
Net investment income	$4,734,954	$6,320,428	$20,100,060	$23,237,420	$22,382,483	$22,375,751
Net realized gain	5,150,779	(24,334,285)	7,397,332	8,621,540	76,189,933	102,752,134
Change in net unrealized appreciation (depreciation)	(16,215,019)	(10,024,777)	(16,646,939)	11,962,946	18,114,204	73,532,988
Net increase (decrease) in net assets resulting from operations	(6,329,286)	(28,038,634)	10,850,453	43,821,906	116,686,620	198,660,873
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(698,459)	(208,373)	(234,072)	(1,490,821)	(1,794,574)
Net investment income–Class C	—	(41,628)	(123,408)	(149,979)	(59,827)	(87,986)
Net investment income–Class Y	—	(54,336)	(29,010)	(36,967)	(265,210)	(323,059)
Net investment income–Class P	—	(8,442,767)	(19,994,007)	(22,930,243)	(18,285,278)	(21,042,472)
Net realized gains–Class A	—	—	—	—	(8,009,384)	(3,142,416)
Net realized gains–Class C	—	—	—	—	(828,457)	(329,787)
Net realized gains–Class Y	—	—	—	—	(1,190,186)	(489,234)
Net realized gains–Class P	—	—	—	—	(82,958,088)	(32,190,594)
Return of capital–Class A	(488,837)	(295,590)	—	—	—	—
Return of capital–Class C	(22,988)	(12,799)	—	—	—	—
Return of capital–Class Y	(39,668)	(22,046)	—	—	—	—
Return of capital–Class P	(6,308,471)	(3,682,347)	—	—	—	—
Total dividends and distributions to shareholders	(6,859,964)	(13,249,972)	(20,354,798)	(23,351,261)	(113,087,251)	(59,400,122)
From beneficial interest transactions:
Proceeds from shares sold	45,352,964	58,371,399	36,001,719	56,193,257	84,980,768	100,350,237
Cost of shares redeemed	(79,605,170)	(148,124,325)	(75,275,294)	(134,944,631)	(213,881,391)	(253,996,261)
Shares issued on reinvestment of dividends and distributions	6,312,446	12,200,509	18,703,014	21,521,712	106,234,784	55,848,030
Net increase (decrease) in net assets from beneficial interest transactions	(27,939,760)	(77,552,417)	(20,570,561)	(57,229,662)	(22,665,839)	(97,797,994)
Net increase (decrease) in net assets	(41,129,010)	(118,841,023)	(30,074,906)	(36,759,017)	(19,066,470)	41,462,757
Net assets:
Beginning of year	446,613,703	565,454,726	384,014,890	420,773,907	1,344,026,038	1,302,563,281
End of year	$405,484,693	$446,613,703	$353,939,984	$384,014,890	$1,324,959,568	$1,344,026,038
Accumulated undistributed (distributions in excess of) net investment income	$(2,948,467)	$(37,835,408)	$2,364,833	$779,282	$12,294,327	$10,520,659

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2018	2017	2018	2017
From operations:
Net investment income	$302,949	$3,879,364	$2,580,596	$4,313,901
Net realized gain	202,013,107	107,429,870	25,891,079	67,191,426
Change in net unrealized appreciation (depreciation)	36,043,130	85,272,003	36,843,694	5,245,663
Net increase (decrease) in net assets resulting from operations	238,359,186	196,581,237	65,315,369	76,750,990
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(53,501)	(19,006)	(240,797)
Net investment income–Class C	—	—	—	(35,921)
Net investment income–Class Y	(16,901)	(48,062)	(704)	(5,472)
Net investment income–Class P	(1,303,992)	(4,211,251)	(1,236,385)	(7,324,442)
Net realized gains–Class A	(4,492,312)	(1,344,842)	(1,942,489)	(483,160)
Net realized gains–Class C	(337,739)	(118,699)	(554,561)	(133,716)
Net realized gains–Class Y	(1,382,122)	(402,707)	(31,899)	(10,874)
Net realized gains–Class P	(121,930,288)	(36,392,528)	(54,355,494)	(13,555,466)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
Total dividends and distributions to shareholders	(129,463,354)	(42,571,590)	(58,140,538)	(21,789,848)
From beneficial interest transactions:
Proceeds from shares sold	73,887,591	100,602,806	39,600,056	46,350,974
Cost of shares redeemed	(245,103,947)	(236,697,202)	(87,821,671)	(108,673,345)
Shares issued on reinvestment of dividends and distributions	122,702,402	40,489,153	54,891,264	20,535,489
Net increase (decrease) in net assets from beneficial interest transactions	(48,513,954)	(95,605,243)	6,669,649	(41,786,882)
Net increase (decrease) in net assets	60,381,878	58,404,404	13,844,480	13,174,260
Net assets:
Beginning of year	1,332,889,361	1,274,484,957	525,627,189	512,452,929
End of year	$1,393,271,239	$1,332,889,361	$539,471,669	$525,627,189
Accumulated undistributed (distributions in excess of) net investment income	$77,940	$108,076	$1,666,136	$35,794
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2018	2017	2018	2017	2018	2017
From operations:
Net investment income (loss)	$(2,757,936)	$(2,388,905)	$19,770,158	$21,191,293	$5,484,005	$5,570,515
Net realized gain (loss)	70,275,617	36,174,906	66,751,862	35,383,737	33,695,504	12,937,450
Change in net unrealized appreciation (depreciation)	42,104,817	42,237,611	(3,785,339)	108,403,807	(31,615,689)	62,374,624
Net increase (decrease) in net assets resulting from operations	109,622,498	76,023,612	82,736,681	164,978,837	7,563,820	80,882,589
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(590,355)	(572,185)	(39,712)	(30,175)
Net investment income–Class C	—	—	(24,291)	(22,364)	(4,341)	(1,193)
Net investment income–Class Y	—	—	(316,169)	(318,588)	(96,566)	(75,310)
Net investment income–Class P	—	—	(24,378,517)	(20,728,400)	(5,530,760)	(4,085,462)
Net realized gains–Class A	(1,297,698)	—	—	—	—	—
Net realized gains–Class C	(198,913)	—	—	—	—	—
Net realized gains–Class Y	(5,347)	—	—	—	—	—
Net realized gains–Class P	(25,626,125)	—	—	—	—	—
Total dividends and distributions to shareholders	(27,128,083)	—	(25,309,332)	(21,641,537)	(5,671,379)	(4,192,140)
From beneficial interest transactions:
Proceeds from shares sold	33,327,231	44,322,542	120,993,437	183,012,794	52,628,267	67,086,338
Cost of shares redeemed	(90,679,821)	(94,477,371)	(169,203,401)	(166,846,663)	(78,225,424)	(87,148,727)
Shares issued on reinvestment of dividends and distributions	25,873,218	700	23,629,324	20,182,585	5,347,076	3,965,359
Net increase (decrease) in net assets from beneficial interest transactions	(31,479,372)	(50,154,129)	(24,580,640)	36,348,716	(20,250,081)	(16,097,030)
Net increase (decrease) in net assets	51,015,043	25,869,483	32,846,709	179,686,016	(18,357,640)	60,593,419
Net assets:
Beginning of year	495,322,642	469,453,159	1,152,436,615	972,750,599	468,131,204	407,537,785
End of year	$546,337,685	$495,322,642	$1,185,283,324	$1,152,436,615	$449,773,564	$468,131,204
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(1,762,888)	$10,996,433	$13,975,215	$5,046,086	$5,513,473

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2018	2017	2018	2017
From operations:
Net investment income (loss)	$4,247,376	$3,628,686	$433,607	$(3,464,048)
Net realized gain (loss)	(1,128,974)	5,865,431	14,816,155	12,715,954
Change in net unrealized appreciation (depreciation)	2,069,938	(9,851,290)	(5,018,476)	5,516,030
Net increase (decrease) in net assets resulting from operations	5,188,340	(357,173)	10,231,286	14,767,936
Dividends and distributions to shareholders from:
Net investment income–Class A	(13,326)	(17,802)	—	—
Net investment income–Class C	(4,396)	(10,900)	—	—
Net investment income–Class Y	(1,142)	(938)	—	—
Net investment income–Class P	(5,497,154)	(6,046,507)	—	—
Net realized gains–Class A	(1,863)	—	—	—
Net realized gains–Class C	(870)	—	—	—
Net realized gains–Class Y	(147)	—	—	—
Net realized gains–Class P	(706,670)	—	—	—
Total dividends and distributions to shareholders	(6,225,568)	(6,076,147)	—	—
From beneficial interest transactions:
Proceeds from shares sold	15,638,497	17,169,512	85,248,055	110,510,485
Cost of shares redeemed	(23,801,441)	(27,668,849)	(134,906,601)	(193,020,289)
Shares issued on reinvestment of dividends and distributions	5,806,661	5,652,218	—	—
Net increase (decrease) in net assets from beneficial interest transactions	(2,356,283)	(4,847,119)	(49,658,546)	(82,509,804)
Net increase (decrease) in net assets	(3,393,511)	(11,280,439)	(39,427,260)	(67,741,868)
Net assets:
Beginning of year	141,001,399	152,281,838	669,057,998	736,799,866
End of year	$137,607,888	$141,001,399	$629,630,738	$669,057,998
Accumulated undistributed (distributions in excess of) net investment income	$1,104,185	$979,609	$(11,442,213)	$(6,810,171)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the year ended July 31, 2018

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$116,686,620
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(688,589,980)
Purchases to cover investments sold short	(221,798,194)
Proceeds from disposition of long-term investments	839,267,176
Sales of investments sold short	189,977,112
Net purchases from short-term investments	(9,084,623)
Net realized (gains) from investments in securities	(98,147,896)
Net realized losses from investments sold short	21,958,427
Net change in unrealized appreciation/depreciation of investments in securities	(18,944,387)
Net change in unrealized appreciation/depreciation of investments sold short	830,183
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	1,251,098
Receivable for interest and dividends	239,322
Receivable for foreign tax reclaims	(3,181)
Other assets	4,471
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	2,354,454
Payable to affiliate	(14,519)
Payable for dividends and interest on investments sold short	19,185
Payable to custodian	26,730
Accrued expenses and other liabilities	(195,255)
Net cash provided from operating activities	135,836,743
Cash flows from financing activities
Proceeds from borrowings	6,086,013
Payments from borrowings	(6,086,013)
Proceeds from shares sold	85,017,862
Cost of shares repurchased	(213,923,639)
Dividends paid to shareholders	(6,852,467)
Net cash used in financing activities	(135,758,244)
Net increase in cash and foreign currency	78,499
Cash beginning of year	39,198
Cash end of year	$117,697
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(106,234,784)
Cash paid during the year for interest	$1,746

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the year ended July 31, 2018

PACE International Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$82,736,681
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(724,532,144)
Purchases to cover investments sold short	(209,726,985)
Proceeds from disposition of long-term investments	750,087,829
Sales of investments sold short	218,436,592
Net purchases from short-term investments	(26,858,196)
Net realized (gains) from investments in securities	(80,751,625)
Net realized losses from investments sold short	13,853,129
Net change in unrealized appreciation/depreciation of investments in securities	16,259,727
Net change in unrealized appreciation/depreciation of investments sold short	(12,607,544)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	7,112,290
Receivable for interest and dividends	(234,075)
Receivable for foreign tax reclaims	(686,351)
Other assets	837
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	17,852,830
Payable for foreign withholding taxes and foreign capital gains taxes	3,685
Payable for bank loan	(1,528,972)
Payable to affiliate	55,722
Payable for dividends and interest on investments sold short	22,413
Payable to custodian	(686)
Accrued expenses and other liabilities	(191,269)
Net cash provided from operating activities	49,303,888
Cash flows from financing activities
Proceeds from borrowings	7,309,975
Payments from borrowings	(7,309,975)
Proceeds from shares sold	121,475,274
Cost of shares repurchased	(169,233,546)
Dividends paid to shareholders	(1,680,008)
Net cash used in financing activities	(49,438,280)
Net decrease in cash and foreign currency	(134,392)
Cash and foreign currency, beginning of year	1,033,926
Cash and foreign currency, end of year	$899,534
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(23,629,324)
Cash paid during the year for interest	$712

See accompanying notes to financial statements.

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PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.008	0.001	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	0.000[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase from operations	0.008	0.001	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	(0.000)[1]	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.83%	0.11%	0.01%	0.01%	0.01%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%	0.95%	0.96%	0.93%	0.91%
Expenses after fee waivers and/or expense reimbursements	0.60%	0.52%	0.26%	0.14%	0.14%
Net investment income	0.82%	0.12%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$188,794	$199,585	$182,977	$168,503	$212,025

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.85	$13.15	$12.96	$12.82	$12.62
Net investment income[1]	0.24	0.17	0.19	0.11	0.15
Net realized and unrealized gains (losses)	(0.38)	(0.13)	0.29	0.26	0.32
Net increase (decrease) from operations	(0.14)	0.04	0.48	0.37	0.47
Dividends from net investment income	(0.37)	(0.34)	(0.29)	(0.23)	(0.27)
Net asset value, end of year	$12.34	$12.85	$13.15	$12.96	$12.82
Total investment return[2]	(1.12)%	0.30%	3.76%	2.86%	3.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.08%	1.07%[3]	1.07%	1.07%
Expenses after fee waivers and/or expense reimbursements	0.97%[3]	0.97%	0.97%[3]	0.97%	0.97%
Net investment income	1.88%	1.33%	1.47%	0.87%	1.17%
Supplemental data:
Net assets, end of year (000's)	$30,489	$36,239	$41,260	$47,860	$59,834
Portfolio turnover	887%	1,255%	1,383%	1,360%	1,117%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.86	$13.16	$12.96	$12.82	$12.62
Net investment income[1]	0.27	0.19	0.23	0.15	0.18
Net realized and unrealized gains (losses)	(0.38)	(0.12)	0.29	0.25	0.32
Net increase (decrease) from operations	(0.11)	0.07	0.52	0.40	0.50
Dividends from net investment income	(0.40)	(0.37)	(0.32)	(0.26)	(0.30)
Net asset value, end of year	$12.35	$12.86	$13.16	$12.96	$12.82
Total investment return[2]	(0.87)%	0.63%	4.03%	3.12%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.01%[3]	0.99%	0.89%[3]	0.86%	0.87%
Expenses after fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.72%[3]	0.72%	0.72%
Net investment income	2.12%	1.49%	1.73%	1.13%	1.42%
Supplemental data:
Net assets, end of year (000's)	$30,542	$45,658	$51,823	$46,071	$47,959
Portfolio turnover	887%	1,255%	1,383%	1,360%	1,117%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.87	$13.17	$12.97	$12.84	$12.63
Net investment income[1]	0.17	0.11	0.13	0.05	0.09
Net realized and unrealized gains (losses)	(0.37)	(0.14)	0.30	0.24	0.32
Net increase (decrease) from operations	(0.20)	(0.03)	0.43	0.29	0.41
Dividends from net investment income	(0.31)	(0.27)	(0.23)	(0.16)	(0.20)
Net asset value, end of year	$12.36	$12.87	$13.17	$12.97	$12.84
Total investment return[2]	(1.59)%	(0.21)%	3.32%	2.27%	3.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%[3]	1.58%	1.60%[3]	1.59%	1.59%
Expenses after fee waivers and/or expense reimbursements	1.47%[3]	1.47%	1.47%[3]	1.47%	1.47%
Net investment income	1.38%	0.83%	0.97%	0.37%	0.67%
Supplemental data:
Net assets, end of year (000's)	$9,674	$10,926	$12,299	$12,887	$13,958
Portfolio turnover	887%	1,255%	1,383%	1,360%	1,117%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.86	$13.16	$12.96	$12.83	$12.63
Net investment income[1]	0.27	0.21	0.22	0.15	0.18
Net realized and unrealized gains (losses)	(0.38)	(0.14)	0.30	0.24	0.32
Net increase (decrease) from operations	(0.11)	0.07	0.52	0.39	0.50
Dividends from net investment income	(0.40)	(0.37)	(0.32)	(0.26)	(0.30)
Net asset value, end of year	$12.35	$12.86	$13.16	$12.96	$12.83
Total investment return[2]	(0.87)%	0.55%	4.10%	3.04%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[3]	0.92%	0.91%[3]	0.91%	0.90%
Expenses after fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.72%[3]	0.72%	0.72%
Net investment income	2.14%	1.60%	1.72%	1.13%	1.41%
Supplemental data:
Net assets, end of year (000's)	$321,912	$352,789	$405,253	$422,604	$435,063
Portfolio turnover	887%	1,255%	1,383%	1,360%	1,117%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.34	$12.45	$12.36	$12.33	$12.20
Net investment income[1]	0.24	0.16	0.16	0.16	0.14
Net realized and unrealized gains (losses)	(0.42)	(0.06)	0.18	0.04	0.14
Net increase (decrease) from operations	(0.18)	0.10	0.34	0.20	0.28
Dividends from net investment income	(0.26)	(0.17)	(0.17)	(0.16)	(0.15)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—
Total dividends and distributions	(0.26)	(0.21)	(0.25)	(0.17)	(0.15)
Net asset value, end of year	$11.90	$12.34	$12.45	$12.36	$12.33
Total investment return[2]	(1.43)%	0.84%	2.85%	1.64%	2.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.00%[3]	1.01%[3]	1.03%[3]	1.03%[3]	1.03%
Expenses after fee waivers and/or expense reimbursements	0.93%[3]	0.93%[3]	0.93%[3]	0.93%[3]	0.93%
Net investment income	1.97%	1.32%	1.31%	1.26%	1.18%
Supplemental data:
Net assets, end of year (000's)	$14,254	$16,884	$18,681	$19,932	$28,080
Portfolio turnover	537%	437%	284%	476%	827%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.34	$12.45	$12.36	$12.33	$12.20
Net investment income[1]	0.27	0.19	0.19	0.19	0.18
Net realized and unrealized gains (losses)	(0.42)	(0.05)	0.18	0.04	0.13
Net increase (decrease) from operations	(0.15)	0.14	0.37	0.23	0.31
Dividends from net investment income	(0.29)	(0.21)	(0.20)	(0.19)	(0.18)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—
Total dividends and distributions	(0.29)	(0.25)	(0.28)	(0.20)	(0.18)
Net asset value, end of year	$11.90	$12.34	$12.45	$12.36	$12.33
Total investment return[2]	(1.20)%	1.09%	3.11%	1.90%	2.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[3]	0.93%[3]	0.94%[3]	0.86%[3]	1.05%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%
Net investment income	2.23%	1.57%	1.56%	1.51%	1.43%
Supplemental data:
Net assets, end of year (000's)	$293	$337	$401	$444	$543
Portfolio turnover	537%	437%	284%	476%	827%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.36	$12.47	$12.37	$12.35	$12.22
Net investment income[1]	0.18	0.10	0.10	0.09	0.08
Net realized and unrealized gains (losses)	(0.42)	(0.06)	0.19	0.04	0.14
Net increase (decrease) from operations	(0.24)	0.04	0.29	0.13	0.22
Dividends from net investment income	(0.21)	(0.11)	(0.11)	(0.10)	(0.09)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—
Total dividends and distributions	(0.21)	(0.15)	(0.19)	(0.11)	(0.09)
Net asset value, end of year	$11.91	$12.36	$12.47	$12.37	$12.35
Total investment return[2]	(1.94)%	0.32%	2.41%	1.05%	1.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.48%[3]	1.52%[3]	1.53%[3]	1.53%[3]	1.52%
Expenses after fee waivers and/or expense reimbursements	1.43%[3]	1.43%[3]	1.43%[3]	1.43%[3]	1.43%
Net investment income	1.47%	0.81%	0.81%	0.76%	0.68%
Supplemental data:
Net assets, end of year (000's)	$982	$1,217	$1,644	$1,931	$2,260
Portfolio turnover	537%	437%	284%	476%	827%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.34	$12.45	$12.36	$12.33	$12.20
Net investment income[1]	0.27	0.19	0.19	0.19	0.18
Net realized and unrealized gains (losses)	(0.42)	(0.05)	0.18	0.04	0.13
Net increase (decrease) from operations	(0.15)	0.14	0.37	0.23	0.31
Dividends from net investment income	(0.29)	(0.21)	(0.20)	(0.19)	(0.18)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—
Total dividends and distributions	(0.29)	(0.25)	(0.28)	(0.20)	(0.18)
Net asset value, end of year	$11.90	$12.34	$12.45	$12.36	$12.33
Total investment return[2]	(1.20)%	1.09%	3.11%	1.90%	2.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.81%[3]	0.82%[3]	0.83%[3]	0.83%[3]	0.82%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%
Net investment income	2.23%	1.57%	1.56%	1.51%	1.43%
Supplemental data:
Net assets, end of year (000's)	$352,865	$374,144	$411,148	$403,358	$417,011
Portfolio turnover	537%	437%	284%	476%	827%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.81	$14.21	$13.93	$13.90	$14.16
Net investment income[1]	0.35	0.36	0.37	0.35	0.37
Net realized and unrealized gain (losses)	(0.47)	(0.15)	0.38	0.01	0.11
Net increase (decrease) from operations	(0.12)	0.21	0.75	0.36	0.48
Dividends from net investment income	(0.37)	(0.39)	(0.37)	(0.33)	(0.28)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)
Return of capital	—	—	—	—	(0.09)
Total dividends, distributions and return of capital	(0.37)	(0.61)	(0.47)	(0.33)	(0.74)
Net asset value, end of year	$13.32	$13.81	$14.21	$13.93	$13.90
Total investment return[2]	(0.89)%	1.61%	5.43%	2.69%	3.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.05%	1.12%	1.10%[3]	1.07%	1.06%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.01%	1.06%	1.01%[3]	1.05%	1.06%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.96%	0.96%	0.95%	1.03%	1.05%
Net investment income	2.57%	2.59%	2.69%	2.52%	2.63%
Supplemental data:
Net assets, end of year (000's)	$13,652	$13,605	$13,480	$13,699	$44,465
Portfolio turnover	243%	212%	133%	154%	154%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.79	$14.19	$13.91	$13.89	$14.15
Net investment income[1]	0.38	0.39	0.39	0.37	0.40
Net realized and unrealized gains (losses)	(0.48)	(0.15)	0.38	0.02	0.12
Net increase (decrease) from operations	(0.10)	0.24	0.77	0.39	0.52
Dividends from net investment income	(0.40)	(0.42)	(0.39)	(0.37)	(0.31)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)
Return of capital	—	—	—	—	(0.10)
Total dividends, distributions and return of capital	(0.40)	(0.64)	(0.49)	(0.37)	(0.78)
Net asset value, end of year	$13.29	$13.79	$14.19	$13.91	$13.89
Total investment return[2]	(0.71)%	1.87%	5.68%	2.81%	3.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.93%	1.03%	0.97%[3]	0.93%	0.93%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.76%	0.81%	0.87%[3]	0.83%	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%	0.71%	0.81%	0.81%	0.81%
Net investment income	2.81%	2.84%	2.82%	2.66%	2.90%
Supplemental data:
Net assets, end of year (000's)	$1,370	$1,599	$2,283	$2,543	$3,158
Portfolio turnover	243%	212%	133%	154%	154%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.82	$14.22	$13.93	$13.91	$14.17
Net investment income[1]	0.28	0.29	0.30	0.28	0.30
Net realized and unrealized gain (losses)	(0.48)	(0.15)	0.39	0.01	0.11
Net increase (decrease) from operations	(0.20)	0.14	0.69	0.29	0.41
Dividends from net investment income	(0.30)	(0.32)	(0.30)	(0.27)	(0.23)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)
Return of capital	—	—	—	—	(0.07)
Total dividends, distributions and return of capital	(0.30)	(0.54)	(0.40)	(0.27)	(0.67)
Net asset value, end of year	$13.32	$13.82	$14.22	$13.93	$13.91
Total investment return[2]	(1.43)%	1.10%	4.98%	2.16%	3.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/
recoupments, including interest expense	1.54%	1.62%	1.60%[3]	1.54%	1.53%[3]
Expenses after fee waivers and/or expense reimbursements/
recoupments, including interest expense	1.51%	1.56%	1.51%[3]	1.52%	1.53%[3]
Expenses after fee waivers and/or expense reimbursements/
recoupments, excluding interest expense	1.46%	1.46%	1.45%	1.50%	1.52%
Net investment income	2.06%	2.09%	2.19%	1.98%	2.17%
Supplemental data:
Net assets, end of year (000's)	$6,594	$8,177	$10,418	$11,752	$15,143
Portfolio turnover	243%	212%	133%	154%	154%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.81	$14.20	$13.92	$13.90	$14.16
Net investment income[1]	0.38	0.39	0.40	0.38	0.40
Net realized and unrealized gains (losses)	(0.48)	(0.14)	0.38	0.01	0.11
Net increase (decrease) from operations	(0.10)	0.25	0.78	0.39	0.51
Dividends from net investment income	(0.40)	(0.42)	(0.40)	(0.37)	(0.30)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)
Return of capital	—	—	—	—	(0.10)
Total dividends, distributions and return of capital	(0.40)	(0.64)	(0.50)	(0.37)	(0.77)
Net asset value, end of year	$13.31	$13.81	$14.20	$13.92	$13.90
Total investment return[2]	(0.71)%	1.94%	5.68%	2.91%	3.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.84%	0.90%	0.88%[3]	0.82%	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.76%	0.81%	0.79%[3]	0.80%	0.81%[3,4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%	0.71%	0.72%	0.78%	0.81%[4]
Net investment income	2.82%	2.84%	2.92%	2.69%	2.90%
Supplemental data:
Net assets, end of year (000's)	$758,303	$808,009	$856,301	$893,373	$889,402
Portfolio turnover	243%	212%	133%	154%	154%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.08	$13.55	$13.14	$13.19	$12.91
Net investment income[1]	0.33	0.32	0.33	0.32	0.34
Net realized and unrealized gains (losses)	(0.32)	(0.37)	0.48	(0.05)	0.38
Net increase (decrease) from operations	0.01	(0.05)	0.81	0.27	0.72
Dividends from net investment income	(0.34)	(0.32)	(0.33)	(0.32)	(0.34)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)
Total dividends and distributions	(0.36)	(0.42)	(0.40)	(0.32)	(0.44)
Net asset value, end of year	$12.73	$13.08	$13.55	$13.14	$13.19
Total investment return[2]	0.03%	(0.29)%	6.26%	2.07%	5.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%	0.92%	0.92%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.85%	0.85%	0.90%[3]	0.90%
Net investment income	2.58%	2.47%	2.49%	2.42%	2.59%
Supplemental data:
Net assets, end of year (000's)	$38,714	$46,784	$51,397	$53,923	$63,225
Portfolio turnover	19%	14%	15%	21%	30%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.08	$13.56	$13.15	$13.20	$12.92
Net investment income[1]	0.37	0.35	0.36	0.35	0.37
Net realized and unrealized gains (losses)	(0.32)	(0.38)	0.48	(0.05)	0.38
Net increase (decrease) from operations	0.05	(0.03)	0.84	0.30	0.75
Dividends from net investment income	(0.37)	(0.35)	(0.36)	(0.35)	(0.37)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)
Total dividends and distributions	(0.39)	(0.45)	(0.43)	(0.35)	(0.47)
Net asset value, end of year	$12.74	$13.08	$13.56	$13.15	$13.20
Total investment return[2]	0.34%	(0.16)%	6.49%	2.32%	5.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.71%	0.71%	0.72%	0.70%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.64%	0.65%	0.65%	0.65%
Net investment income	2.83%	2.67%	2.69%	2.67%	2.84%
Supplemental data:
Net assets, end of year (000's)	$65	$91	$70	$81	$83
Portfolio turnover	19%	14%	15%	21%	30%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.08	$13.55	$13.14	$13.19	$12.91
Net investment income[1]	0.27	0.26	0.26	0.25	0.27
Net realized and unrealized gains (losses)	(0.32)	(0.37)	0.49	(0.05)	0.38
Net increase (decrease) from operations	(0.05)	(0.11)	0.75	0.20	0.65
Dividends from net investment income	(0.28)	(0.26)	(0.27)	(0.25)	(0.27)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)
Total dividends and distributions	(0.30)	(0.36)	(0.34)	(0.25)	(0.37)
Net asset value, end of year	$12.73	$13.08	$13.55	$13.14	$13.19
Total investment return[2]	(0.42)%	(0.80)%	5.72%	1.55%	5.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.39%	1.42%	1.42%	1.42%	1.43%
Expenses after fee waivers and/or expense reimbursements	1.32%	1.35%	1.35%	1.40%	1.40%
Net investment income	2.08%	1.96%	1.98%	1.92%	2.09%
Supplemental data:
Net assets, end of year (000's)	$7,595	$8,962	$10,537	$10,388	$11,033
Portfolio turnover	19%	14%	15%	21%	30%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.08	$13.56	$13.15	$13.19	$12.91
Net investment income[1]	0.37	0.35	0.36	0.35	0.37
Net realized and unrealized gains (losses)	(0.32)	(0.38)	0.49	(0.04)	0.38
Net increase (decrease) from operations	0.05	(0.03)	0.85	0.31	0.75
Dividends from net investment income	(0.37)	(0.35)	(0.37)	(0.35)	(0.37)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)
Total dividends and distributions	(0.39)	(0.45)	(0.44)	(0.35)	(0.47)
Net asset value, end of year	$12.74	$13.08	$13.56	$13.15	$13.19
Total investment return[2]	0.34%	(0.13)%	6.51%	2.39%	5.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%	0.67%	0.67%	0.67%	0.68%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.61%	0.60%	0.65%	0.65%
Net investment income	2.84%	2.71%	2.73%	2.67%	2.84%
Supplemental data:
Net assets, end of year (000's)	$309,878	$323,715	$350,137	$345,157	$334,999
Portfolio turnover	19%	14%	15%	21%	30%
See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.04	$10.79	$9.94	$10.82	$10.56
Net investment income[1]	0.09	0.11	0.14	0.16	0.19
Net realized and unrealized gains (losses)	(0.26)	(0.61)	1.00	(0.71)	0.34
Net increase (decrease) from operations	(0.17)	(0.50)	1.14	(0.55)	0.53
Dividends from net investment income	—	(0.18)	(0.29)	(0.23)	(0.14)
Return of capital	(0.14)	(0.07)	—	(0.10)	(0.13)
Total dividends and return of capital	(0.14)	(0.25)	(0.29)	(0.33)	(0.27)
Net asset value, end of year	$9.73	$10.04	$10.79	$9.94	$10.82
Total investment return[2]	(1.72)%	(4.59)%	11.77%	(5.17)%	5.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%[3]	1.29%[3]	1.28%[3]	1.27%[3]	1.28%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.10%[3]	1.04%[3]	1.17%[3]	1.22%[3]
Net investment income	0.93%	1.11%	1.33%	1.56%	1.79%
Supplemental data:
Net assets, end of year (000's)	$31,480	$38,368	$45,624	$44,725	$62,808
Portfolio turnover	221%	199%	38%	40%	46%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.00	$10.75	$9.91	$10.79	$10.54
Net investment income[1]	0.11	0.13	0.16	0.18	0.21
Net realized and unrealized gains (losses)	(0.26)	(0.62)	0.99	(0.71)	0.33
Net increase (decrease) from operations	(0.15)	(0.49)	1.15	(0.53)	0.54
Dividends from net investment income	—	(0.18)	(0.31)	(0.24)	(0.14)
Return of capital	(0.16)	(0.08)	—	(0.11)	(0.15)
Total dividends and return of capital	(0.16)	(0.26)	(0.31)	(0.35)	(0.29)
Net asset value, end of year	$9.69	$10.00	$10.75	$9.91	$10.79
Total investment return[2]	(1.51)%	(4.45)%	11.93%	(5.00)%	5.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.15%[3]	1.13%[3]	1.07%[3]	1.09%[3]	1.07%[3]
Expenses after fee waivers and/or expense reimbursements	0.94%[3]	0.94%[3]	0.84%[3]	1.00%[3,4]	1.00%[3]
Net investment income	1.08%	1.28%	1.54%	1.72%	2.01%
Supplemental data:
Net assets, end of year (000's)	$2,324	$2,592	$4,040	$4,510	$5,479
Portfolio turnover	221%	199%	38%	40%	46%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.04	$10.79	$9.95	$10.82	$10.57
Net investment income[1]	0.05	0.06	0.09	0.11	0.14
Net realized and unrealized gains (losses)	(0.27)	(0.61)	0.99	(0.70)	0.33
Net increase (decrease) from operations	(0.22)	(0.55)	1.08	(0.59)	0.47
Dividends from net investment income	—	(0.15)	(0.24)	(0.22)	(0.12)
Return of capital	(0.09)	(0.05)	—	(0.06)	(0.10)
Total dividends and return of capital	(0.09)	(0.20)	(0.24)	(0.28)	(0.22)
Net asset value, end of year	$9.73	$10.04	$10.79	$9.95	$10.82
Total investment return[2]	(2.18)%	(5.04)%	11.12%	(5.55)%	4.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.71%[3]	1.77%[3]	1.76%[3]	1.76%[3]	1.76%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.57%[3]	1.58%[3]	1.52%[3]	1.65%[3]	1.70%[3]
Net investment income	0.45%	0.63%	0.85%	1.07%	1.31%
Supplemental data:
Net assets, end of year (000's)	$2,327	$2,639	$3,160	$2,994	$4,559
Portfolio turnover	221%	199%	38%	40%	46%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.03	$10.79	$9.94	$10.82	$10.56
Net investment income[1]	0.11	0.13	0.15	0.18	0.21
Net realized and unrealized gains (losses)	(0.26)	(0.63)	1.01	(0.71)	0.34
Net increase (decrease) from operations	(0.15)	(0.50)	1.16	(0.53)	0.55
Dividends from net investment income	—	(0.18)	(0.31)	(0.23)	(0.14)
Return of capital	(0.16)	(0.08)	—	(0.12)	(0.15)
Total dividends and return of capital	(0.16)	(0.26)	(0.31)	(0.35)	(0.29)
Net asset value, end of year	$9.72	$10.03	$10.79	$9.94	$10.82
Total investment return[2]	(1.50)%	(4.51)%	11.99%	(4.99)%	5.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.11%[3]	1.08%[3]	1.08%[3]	1.10%[3]
Expenses after fee waivers and/or expense reimbursements	0.90%[3]	0.92%[3]	0.85%[3]	1.00%[3,4]	1.00%[3]
Net investment income	1.12%	1.29%	1.52%	1.71%	2.01%
Supplemental data:
Net assets, end of year (000's)	$369,353	$403,015	$512,631	$502,122	$526,312
Portfolio turnover	221%	199%	38%	40%	46%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.07	$9.59	$9.70	$10.62	$10.41
Net investment income[1]	0.53	0.54	0.54	0.54	0.56
Net realized and unrealized gains (losses)	(0.26)	0.48	(0.11)	(0.78)	0.21
Net increase (decrease) from operations	0.27	1.02	0.43	(0.24)	0.77
Dividends from net investment income	(0.53)	(0.54)	(0.47)	(0.53)	(0.56)
Distributions from net realized gains	—	—	—	(0.15)	—
Return of capital	—	—	(0.07)	—	—
Total dividends, distributions and return of capital	(0.53)	(0.54)	(0.54)	(0.68)	(0.56)
Net asset value, end of year	$9.81	$10.07	$9.59	$9.70	$10.62
Total investment return[2]	2.76%	10.93%	4.88%	(2.29)%	7.59%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.22%	1.25%	1.26%	1.26%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.07%	1.08%	1.25%	1.26%
Net investment income	5.29%	5.43%	5.84%	5.20%	5.28%
Supplemental data:
Net assets, end of year (000's)	$3,748	$4,251	$3,764	$5,330	$23,516
Portfolio turnover	63%	91%	103%	57%	20%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.10	$9.62	$9.73	$10.66	$10.44
Net investment income[1]	0.56	0.56	0.56	0.55	0.59
Net realized and unrealized gains (losses)	(0.25)	0.48	(0.10)	(0.78)	0.22
Net increase (decrease) from operations	0.31	1.04	0.46	(0.23)	0.81
Dividends from net investment income	(0.55)	(0.56)	(0.49)	(0.55)	(0.59)
Distributions from net realized gains	—	—	—	(0.15)	—
Return of capital	—	—	(0.08)	—	—
Total dividends, distributions and return of capital	(0.55)	(0.56)	(0.57)	(0.70)	(0.59)
Net asset value, end of year	$9.86	$10.10	$9.62	$9.73	$10.66
Total investment return[2]	3.06%	11.21%	5.11%	(2.13)%	7.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.85%	1.05%	1.03%	1.03%	1.00%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.79%	0.88%	0.86%	1.02%	1.00%
Net investment income	5.57%	5.66%	6.09%	5.40%	5.54%
Supplemental data:
Net assets, end of year (000's)	$534	$518	$874	$1,119	$1,692
Portfolio turnover	63%	91%	103%	57%	20%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.06	$9.58	$9.69	$10.62	$10.40
Net investment income[1]	0.48	0.49	0.49	0.48	0.51
Net realized and unrealized gains (losses)	(0.26)	0.48	(0.10)	(0.78)	0.22
Net increase (decrease) from operations	0.22	0.97	0.39	(0.30)	0.73
Dividends from net investment income	(0.48)	(0.49)	(0.43)	(0.48)	(0.51)
Distributions from net realized gains	—	—	—	(0.15)	—
Return of capital	—	—	(0.07)	—	—
Total dividends, distributions and return of capital	(0.48)	(0.49)	(0.50)	(0.63)	(0.51)
Net asset value, end of year	$9.80	$10.06	$9.58	$9.69	$10.62
Total investment return[2]	2.27%	10.39%	4.38%	(2.83)%	7.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.69%	1.74%	1.75%	1.73%	1.72%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.56%	1.57%	1.57%	1.72%	1.72%
Net investment income	4.79%	4.95%	5.36%	4.71%	4.82%
Supplemental data:
Net assets, end of year (000's)	$2,294	$2,822	$3,347	$3,913	$5,607
Portfolio turnover	63%	91%	103%	57%	20%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.09	$9.61	$9.72	$10.65	$10.43
Net investment income[1]	0.54	0.55	0.56	0.55	0.58
Net realized and unrealized gains (losses)	(0.25)	0.49	(0.11)	(0.78)	0.23
Net increase (decrease) from operations	0.29	1.04	0.45	(0.23)	0.81
Dividends from net investment income	(0.55)	(0.56)	(0.49)	(0.55)	(0.59)
Distributions from net realized gains	—	—	—	(0.15)	—
Return of capital	—	—	(0.07)	—	—
Total dividends, distributions and return of capital	(0.55)	(0.56)	(0.56)	(0.70)	(0.59)
Net asset value, end of year	$9.83	$10.09	$9.61	$9.72	$10.65
Total investment return[2]	2.96%	11.07%	5.03%	(2.14)%	7.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.07%	1.10%	1.11%	1.09%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.91%	0.92%	0.94%	1.03%	1.03%
Net investment income	5.44%	5.59%	6.00%	5.39%	5.50%
Supplemental data:
Net assets, end of year (000's)	$347,364	$376,424	$412,789	$428,061	$431,812
Portfolio turnover	63%	91%	103%	57%	20%

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.70	$21.35	$23.72	$25.25	$22.53
Net investment income[1]	0.35	0.33	0.34	0.23	0.30
Net realized and unrealized gains	1.73	2.99	0.11	1.34	2.92
Net increase from operations	2.08	3.32	0.45	1.57	3.22
Dividends from net investment income	(0.32)	(0.35)	(0.32)	(0.30)	(0.21)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)
Total dividends and distributions	(2.02)	(0.97)	(2.82)	(3.10)	(0.50)
Net asset value, end of year	$23.76	$23.70	$21.35	$23.72	$25.25
Total investment return[2]	8.83%	15.74%	2.87%	6.23%	14.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.46%	1.45%	1.48%	1.48%	1.32%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.46%	1.44%	1.47%	1.47%	1.31%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%	1.11%	1.13%	1.13%	1.13%
Net investment income	1.46%	1.47%	1.63%	0.94%	1.25%
Supplemental data:
Net assets, end of year (000's)	$111,759	$117,223	$111,716	$124,198	$155,480
Portfolio turnover	68%	71%	65%	97%	71%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.77	$21.41	$23.78	$25.32	$22.60
Net investment income[1]	0.41	0.39	0.40	0.29	0.36
Net realized and unrealized gains	1.73	3.00	0.11	1.35	2.91
Net increase from operations	2.14	3.39	0.51	1.64	3.27
Dividends from net investment income	(0.38)	(0.41)	(0.38)	(0.38)	(0.26)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)
Total dividends and distributions	(2.08)	(1.03)	(2.88)	(3.18)	(0.55)
Net asset value, end of year	$23.83	$23.77	$21.41	$23.78	$25.32
Total investment return[2]	9.08%	16.02%	3.16%	6.51%	14.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.21%	1.20%	1.23%	1.23%	1.07%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.21%	1.19%	1.21%	1.23%	1.06%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.85%	0.86%	0.88%	0.88%	0.89%
Net investment income	1.71%	1.73%	1.89%	1.19%	1.50%
Supplemental data:
Net assets, end of year (000's)	$17,206	$17,451	$17,870	$19,593	$19,765
Portfolio turnover	68%	71%	65%	97%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.71	$21.36	$23.69	$25.23	$22.53
Net investment income[1]	0.17	0.16	0.18	0.04	0.11
Net realized and unrealized gains	1.72	2.97	0.12	1.33	2.91
Net increase from operations	1.89	3.13	0.30	1.37	3.02
Dividends from net investment income	(0.12)	(0.16)	(0.13)	(0.11)	(0.03)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)
Total dividends and distributions	(1.82)	(0.78)	(2.63)	(2.91)	(0.32)
Net asset value, end of year	$23.78	$23.71	$21.36	$23.69	$25.23
Total investment return[2]	8.00%	14.80%	2.11%	5.44%	13.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	2.20%	2.23%	2.26%	2.25%	2.10%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.20%	2.21%	2.25%	2.25%	2.09%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.84%	1.89%	1.91%	1.90%	1.92%
Net investment income	0.73%	0.70%	0.85%	0.17%	0.47%
Supplemental data:
Net assets, end of year (000's)	$11,018	$12,197	$12,690	$14,500	$15,380
Portfolio turnover	68%	71%	65%	97%	71%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.66	$21.31	$23.68	$25.24	$22.52
Net investment income[1]	0.40	0.38	0.39	0.29	0.36
Net realized and unrealized gains	1.72	2.99	0.12	1.33	2.91
Net increase from operations	2.12	3.37	0.51	1.62	3.27
Dividends from net investment income	(0.37)	(0.40)	(0.38)	(0.38)	(0.26)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)
Total dividends and distributions	(2.07)	(1.02)	(2.88)	(3.18)	(0.55)
Net asset value, end of year	$23.71	$23.66	$21.31	$23.68	$25.24
Total investment return[2]	9.06%	16.03%	3.17%	6.48%	14.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.22%	1.24%	1.24%	1.08%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.22%	1.20%	1.23%	1.23%	1.07%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.87%	0.88%	0.89%	0.88%	0.90%
Net investment income	1.69%	1.70%	1.87%	1.19%	1.49%
Supplemental data:
Net assets, end of year (000's)	$1,184,977	$1,197,155	$1,160,287	$1,248,338	$1,263,296
Portfolio turnover	68%	71%	65%	97%	71%

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.18	$22.37	$26.24	$25.75	$23.52
Net investment income (loss)[1]	(0.06)	0.02	(0.05)	(0.15)	0.07
Net realized and unrealized gains	4.55	3.54	0.10	3.70	4.39
Net increase from operations	4.49	3.56	0.05	3.55	4.46
Dividends from net investment income	—	(0.03)	—	—	(0.04)
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)
Total dividends and distributions	(2.61)	(0.75)	(3.92)	(3.06)	(2.23)
Net asset value, end of year	$27.06	$25.18	$22.37	$26.24	$25.75
Total investment return[2]	18.72%	16.50%	0.73%	14.60%	19.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.14%[3]	1.18%[3]	1.19%[3]	1.18%[3]	1.18%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.14%[3]	1.17%[3]	1.18%[3]	1.18%[3]	1.18%
Net investment income (loss)	(0.22)%	0.07%	(0.24)%	(0.57)%	0.28%
Supplemental data:
Net assets, end of year (000's)	$47,549	$45,095	$42,862	$46,777	$68,207
Portfolio turnover	41%	40%	33%	48%	40%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$26.12	$23.19	$26.98	$26.39	$24.06
Net investment income (loss)[1]	0.01	0.08	0.01	(0.09)	0.14
Net realized and unrealized gains	4.74	3.66	0.12	3.80	4.48
Net increase from operations	4.75	3.74	0.13	3.71	4.62
Dividends from net investment income	(0.03)	(0.09)	—	(0.06)	(0.10)
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)
Total dividends and distributions	(2.64)	(0.81)	(3.92)	(3.12)	(2.29)
Net asset value, end of year	$28.23	$26.12	$23.19	$26.98	$26.39
Total investment return[2]	19.03%	16.73%	1.04%	14.89%	19.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3]	0.92%[3]	0.92%[3]	0.92%[3]	0.93%
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.91%[3]	0.91%[3]	0.92%[3]	0.93%
Net investment income (loss)	0.05%	0.33%	0.02%	(0.32)%	0.53%
Supplemental data:
Net assets, end of year (000's)	$15,715	$14,238	$13,989	$16,174	$15,858
Portfolio turnover	41%	40%	33%	48%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.80	$18.73	$22.79	$22.91	$21.29
Net investment loss[1]	(0.21)	(0.13)	(0.20)	(0.31)	(0.13)
Net realized and unrealized gains	3.70	2.92	0.06	3.25	3.94
Net increase (decrease) from operations	3.49	2.79	(0.14)	2.94	3.81
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)
Net asset value, end of year	$21.68	$20.80	$18.73	$22.79	$22.91
Total investment return[2]	17.79%	15.55%	(0.08)%	13.67%	18.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.93%[3]	1.99%[3]	2.00%[3]	1.99%[3]	2.00%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.93%[3]	1.99%[3]	1.99%[3]	1.99%[3]	2.03%[4]
Net investment loss	(0.99)%	(0.69)%	(1.06)%	(1.39)%	(0.57)%
Supplemental data:
Net assets, end of year (000's)	$2,744	$2,860	$3,565	$4,104	$4,204
Portfolio turnover	41%	40%	33%	48%	40%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.94	$23.03	$26.83	$26.26	$23.95
Net investment income (loss)[1]	0.01	0.07	0.00[5]	(0.08)	0.14
Net realized and unrealized gains	4.70	3.64	0.12	3.77	4.46
Net increase from operations	4.71	3.71	0.12	3.69	4.60
Dividends from net investment income	(0.03)	(0.08)	—	(0.06)	(0.10)
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)
Total dividends and distributions	(2.64)	(0.80)	(3.92)	(3.12)	(2.29)
Net asset value, end of year	$28.01	$25.94	$23.03	$26.83	$26.26
Total investment return[2]	19.03%	16.75%	1.01%	14.88%	19.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3]	0.93%[3]	0.93%[3]	0.92%[3]	0.93%
Expenses after fee waivers and/or expense reimbursements	0.89%[3]	0.92%[3]	0.92%[3]	0.92%[3]	0.93%
Net investment income (loss)	0.03%	0.32%	0.01%	(0.32)%	0.53%
Supplemental data:
Net assets, end of year (000's)	$1,327,262	$1,270,696	$1,214,069	$1,359,224	$1,289,577
Portfolio turnover	41%	40%	33%	48%	40%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.90	$18.86	$20.81	$22.05	$22.19
Net investment income[1]	0.07	0.13	0.07	0.11	0.05
Net realized and unrealized gains	2.49	2.75	0.08	1.41	2.67
Net increase from operations	2.56	2.88	0.15	1.52	2.72
Dividends from net investment income	(0.02)	(0.28)	(0.11)	(0.03)	(0.09)
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)
Total dividends and distributions	(2.41)	(0.84)	(2.10)	(2.76)	(2.86)
Net asset value, end of year	$21.05	$20.90	$18.86	$20.81	$22.05
Total investment return[2]	12.93%	15.25%	1.60%	7.35%	12.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.21%	1.23%[3]	1.24%	1.24%	1.24%
Expenses after fee waivers and/or expense reimbursements	1.21%	1.21%[3]	1.24%	1.24%	1.24%
Net investment income	0.34%	0.66%	0.41%	0.53%	0.24%
Supplemental data:
Net assets, end of year (000's)	$18,342	$17,627	$16,670	$18,334	$32,039
Portfolio turnover	60%	102%	74%	66%	86%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.71	$19.55	$21.48	$22.73	$22.79
Net investment income[1]	0.15	0.30	0.12	0.14	0.08
Net realized and unrealized gains	2.58	2.70	0.09	1.45	2.75
Net increase from operations	2.73	3.00	0.21	1.59	2.83
Dividends from net investment income	(0.05)	(0.28)	(0.15)	(0.11)	(0.12)
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)
Total dividends and distributions	(2.44)	(0.84)	(2.14)	(2.84)	(2.89)
Net asset value, end of year	$22.00	$21.71	$19.55	$21.48	$22.73
Total investment return[2]	13.26%	15.35%	1.81%	7.47%	12.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.89%	1.13%[3]	1.07%	1.10%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.89%	1.10%[3]	1.07%	1.10%	1.13%[4]
Net investment income	0.70%	1.43%	0.63%	0.63%	0.35%
Supplemental data:
Net assets, end of year (000's)	$232	$297	$697	$998	$912
Portfolio turnover	60%	102%	74%	66%	86%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.58	$15.99	$17.99	$19.52	$20.00
Net investment loss[1]	(0.07)	(0.01)	(0.06)	(0.05)	(0.10)
Net realized and unrealized gains	2.07	2.31	0.05	1.25	2.39
Net increase from operations	2.00	2.30	(0.01)	1.20	2.29
Dividends from net investment income	—	(0.15)	—	—	—
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)
Total dividends and distributions	(2.39)	(0.71)	(1.99)	(2.73)	(2.77)
Net asset value, end of year	$17.19	$17.58	$15.99	$17.99	$19.52
Total investment return[2]	12.09%	14.35%	0.83%	6.59%	11.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.94%	1.99%[3]	2.01%	1.98%	2.00%
Expenses after fee waivers and/or expense reimbursements	1.94%	1.97%[3]	2.01%	1.98%	2.00%
Net investment income	(0.39)%	(0.06)%	(0.36)%	(0.24)%	(0.51)%
Supplemental data:
Net assets, end of year (000's)	$3,535	$4,239	$4,324	$4,843	$5,106
Portfolio turnover	60%	102%	74%	66%	86%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.47	$19.35	$21.30	$22.54	$22.63
Net investment income[1]	0.11	0.17	0.10	0.14	0.07
Net realized and unrealized gains	2.55	2.81	0.08	1.46	2.72
Net increase from operations	2.66	2.98	0.18	1.60	2.79
Dividends from net investment income	(0.05)	(0.30)	(0.14)	(0.11)	(0.11)
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)
Total dividends and distributions	(2.44)	(0.86)	(2.13)	(2.84)	(2.88)
Net asset value, end of year	$21.69	$21.47	$19.35	$21.30	$22.54
Total investment return[2]	13.07%	15.41%	1.77%	7.49%	12.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.07%	1.09%[3]	1.11%	1.09%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.07%[3]	1.11%	1.09%	1.16%[4]
Net investment income	0.50%	0.82%	0.53%	0.65%	0.32%
Supplemental data:
Net assets, end of year (000's)	$517,363	$503,464	$490,762	$525,959	$510,377
Portfolio turnover	60%	102%	74%	66%	86%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.79	$14.34	$20.45	$19.72	$21.42
Net investment loss[1]	(0.12)	(0.09)	(0.10)	(0.14)	(0.16)
Net realized and unrealized gains (losses)	3.88	2.54	(2.23)	3.90	1.34
Net increase (decrease) from operations	3.76	2.45	(2.33)	3.76	1.18
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)
Net asset value, end of year	$19.54	$16.79	$14.34	$20.45	$19.72
Total investment return[2]	23.29%	17.09%	(11.20)%	20.82%	4.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.23%	1.25%[4]	1.24%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.19%[3]	1.19%	1.21%[4]	1.21%	1.25%
Net investment loss	(0.66)%	(0.61)%	(0.64)%	(0.70)%	(0.77)%
Supplemental data:
Net assets, end of year (000's)	$24,749	$22,681	$21,912	$28,386	$40,210
Portfolio turnover	99%	93%	98%	88%	94%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.08	$15.44	$21.67	$20.72	$22.34
Net investment loss[1]	(0.02)	(0.08)	(0.09)	(0.13)	(0.15)
Net realized and unrealized gains (losses)	4.21	2.72	(2.36)	4.11	1.41
Net increase (decrease) from operations	4.19	2.64	(2.45)	3.98	1.26
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)
Net asset value, end of year	$21.26	$18.08	$15.44	$21.67	$20.72
Total investment return[2]	23.97%	17.16%	(11.11)%	20.89%	5.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.69%[3]	1.24%	1.09%[3,4]	1.13%	1.14%
Expenses after fee waivers and/or expense reimbursements	0.67%[3]	1.13%	1.12%[3,4]	1.11%[4]	1.13%
Net investment loss	(0.12)%	(0.48)%	(0.55)%	(0.62)%	(0.65)%
Supplemental data:
Net assets, end of year (000's)	$47	$100	$488	$844	$667
Portfolio turnover	99%	93%	98%	88%	94%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.10	$11.27	$17.11	$17.07	$19.02
Net investment loss[1]	(0.19)	(0.17)	(0.17)	(0.24)	(0.28)
Net realized and unrealized gains (losses)	2.98	2.00	(1.89)	3.31	1.21
Net increase (decrease) from operations	2.79	1.83	(2.06)	3.07	0.93
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)
Net asset value, end of year	$14.88	$13.10	$11.27	$17.11	$17.07
Total investment return[2]	22.33%	16.24%	(11.93)%	19.93%	4.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.94%[3]	2.00%	2.02%[4]	1.99%	2.01%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.92%[3]	1.96%	1.98%[4]	1.96%	2.00%
Net investment loss	(1.39)%	(1.39)%	(1.41)%	(1.46)%	(1.52)%
Supplemental data:
Net assets, end of year (000's)	$2,673	$2,985	$2,753	$4,116	$3,977
Portfolio turnover	99%	93%	98%	88%	94%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.82	$15.21	$21.40	$20.49	$22.13
Net investment loss[1]	(0.10)	(0.08)	(0.08)	(0.13)	(0.14)
Net realized and unrealized gains (losses)	4.14	2.69	(2.33)	4.07	1.38
Net increase (decrease) from operations	4.04	2.61	(2.41)	3.94	1.24
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)
Net asset value, end of year	$20.85	$17.82	$15.21	$21.40	$20.49
Total investment return[2]	23.46%	17.16%	(11.07)%	20.93%	5.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[3]	1.11%	1.13%[4]	1.10%	1.12%
Expenses after fee waivers and/or expense reimbursements	1.05%[3]	1.07%	1.09%[4]	1.11%[4]	1.13%[4]
Net investment loss	(0.52)%	(0.49)%	(0.52)%	(0.61)%	(0.65)%
Supplemental data:
Net assets, end of year (000's)	$518,869	$469,557	$444,300	$545,517	$474,468
Portfolio turnover	99%	93%	98%	88%	94%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.23	$14.19	$15.04	$15.60	$13.96
Net investment income[1]	0.23	0.26	0.22	0.20	0.35
Net realized and unrealized gains (losses)	0.88	2.06	(0.87)	(0.43)	1.56
Net increase (decrease) from operations	1.11	2.32	(0.65)	(0.23)	1.91
Dividends from net investment income	(0.31)	(0.28)	(0.20)	(0.33)	(0.27)
Net asset value, end of year	$17.03	$16.23	$14.19	$15.04	$15.60
Total investment return[2]	6.88%	16.71%	(4.30)%	(1.38)%	13.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.86%[3]	1.79%[3]	1.86%[3]	1.78%[3]	1.70%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.85%[3]	1.76%[3]	1.82%[3]	1.75%[3]	1.68%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.31%	1.37%	1.38%	1.37%	1.37%
Net investment income	1.37%	1.77%	1.61%	1.31%	2.33%
Supplemental data:
Net assets, end of year (000's)	$31,165	$31,113	$29,788	$33,882	$57,389
Portfolio turnover	78%	81%	80%	79%	86%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.17	$14.14	$15.00	$15.59	$13.95
Net investment income[1]	0.28	0.30	0.26	0.25	0.40
Net realized and unrealized gains (losses)	0.89	2.05	(0.88)	(0.44)	1.55
Net increase (decrease) from operations	1.17	2.35	(0.62)	(0.19)	1.95
Dividends from net investment income	(0.36)	(0.32)	(0.24)	(0.40)	(0.31)
Net asset value, end of year	$16.98	$16.17	$14.14	$15.00	$15.59
Total investment return[2]	7.24%	17.04%	(4.09)%	(1.09)%	14.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.59%[3]	1.51%[3]	1.56%[3]	1.51%[3]	1.42%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.58%[3]	1.48%[3]	1.53%[3]	1.48%[3]	1.40%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.04%	1.09%	1.09%	1.10%	1.09%
Net investment income	1.63%	2.04%	1.86%	1.64%	2.63%
Supplemental data:
Net assets, end of year (000's)	$13,966	$14,726	$15,900	$19,150	$22,915
Portfolio turnover	78%	81%	80%	79%	86%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.89	$13.88	$14.72	$15.29	$13.68
Net investment income[1]	0.10	0.14	0.11	0.09	0.23
Net realized and unrealized gains (losses)	0.87	2.02	(0.86)	(0.43)	1.53
Net increase (decrease) from operations	0.97	2.16	(0.75)	(0.34)	1.76
Dividends from net investment income	(0.19)	(0.15)	(0.09)	(0.23)	(0.15)
Net asset value, end of year	$16.67	$15.89	$13.88	$14.72	$15.29
Total investment return[2]	6.12%	15.78%	(5.10)%	(2.14)%	12.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	2.62%[3]	2.58%[3]	2.65%[3]	2.58%[3]	2.51%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.61%[3]	2.55%[3]	2.62%[3]	2.55%[3]	2.49%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.07%	2.16%	2.17%	2.16%	2.18%
Net investment income	0.60%	0.95%	0.83%	0.62%	1.52%
Supplemental data:
Net assets, end of year (000's)	$1,988	$2,047	$2,230	$2,744	$2,919
Portfolio turnover	78%	81%	80%	79%	86%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.13	$14.11	$14.97	$15.56	$13.92
Net investment income[1]	0.28	0.31	0.26	0.25	0.40
Net realized and unrealized gains (losses)	0.88	2.03	(0.88)	(0.44)	1.54
Net increase (decrease) from operations	1.16	2.34	(0.62)	(0.19)	1.94
Dividends from net investment income	(0.36)	(0.32)	(0.24)	(0.40)	(0.30)
Net asset value, end of year	$16.93	$16.13	$14.11	$14.97	$15.56
Total investment return[2]	7.14%	17.08%	(4.09)%	(1.11)%	14.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.59%[3]	1.51%[3]	1.58%[3]	1.52%[3]	1.45%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.58%[3]	1.48%[3]	1.54%[3]	1.49%[3]	1.43%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.03%	1.09%	1.10%	1.10%	1.11%
Net investment income	1.66%	2.10%	1.90%	1.69%	2.63%
Supplemental data:
Net assets, end of year (000's)	$1,138,165	$1,104,550	$924,833	$1,016,420	$1,025,757
Portfolio turnover	78%	81%	80%	79%	86%

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.59	$11.41	$11.81	$13.56	$12.29
Net investment income[1]	0.13	0.13	0.09	0.09	0.14
Net realized and unrealized gains (losses)	0.03	2.14	(0.46)	(1.78)	1.17
Net increase (decrease) from operations	0.16	2.27	(0.37)	(1.69)	1.31
Dividends from net investment income	(0.14)	(0.09)	(0.03)	(0.06)	(0.04)
Net asset value, end of year	$13.61	$13.59	$11.41	$11.81	$13.56
Total investment return[2]	1.11%	19.95%	(3.08)%	(12.50)%	10.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.72%[3]	1.80%[3]	1.90%[3]	1.77%[3]	1.80%
Expenses after fee waivers and/or expense reimbursements	1.70%[3]	1.75%[3]	1.80%[3]	1.67%[3]	1.69%
Net investment income	0.89%	1.06%	0.86%	0.67%	1.14%
Supplemental data:
Net assets, end of year (000's)	$3,811	$4,076	$3,931	$4,707	$17,200
Portfolio turnover	65%	65%	65%	63%	74%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.70	$11.51	$11.97	$13.82	$12.53
Net investment income[1]	0.17	0.16	0.12	0.15	0.18
Net realized and unrealized gains (losses)	0.03	2.15	(0.47)	(1.84)	1.18
Net increase (decrease) from operations	0.20	2.31	(0.35)	(1.69)	1.36
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.16)	(0.07)
Net asset value, end of year	$13.73	$13.70	$11.51	$11.97	$13.82
Total investment return[2]	1.41%	20.21%	(2.80)%	(12.30)%	10.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%[3]	1.54%[3]	1.63%[3]	1.53%[3]	1.55%
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.50%[3]	1.54%[3]	1.44%[3]	1.44%
Net investment income	1.15%	1.30%	1.14%	1.15%	1.37%
Supplemental data:
Net assets, end of year (000's)	$7,419	$7,795	$7,923	$8,767	$11,978
Portfolio turnover	65%	65%	65%	63%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.53	$10.52	$10.93	$12.61	$11.48
Net investment income[1]	0.02	0.03	0.01	0.03	0.04
Net realized and unrealized gains (losses)	0.02	1.99	(0.42)	(1.68)	1.09
Net increase (decrease) from operations	0.04	2.02	(0.41)	(1.65)	1.13
Dividends from net investment income	(0.04)	(0.01)	—	(0.03)	—
Net asset value, end of year	$12.53	$12.53	$10.52	$10.93	$12.61
Total investment return[2]	0.41%	19.04%	(3.75)%	(13.17)%	9.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.45%[3]	2.55%[3]	2.65%[3]	2.50%[3]	2.55%
Expenses after fee waivers and/or expense reimbursements	2.45%[3]	2.50%[3]	2.55%[3]	2.41%[3]	2.44%
Net investment income	0.12%	0.29%	0.12%	0.21%	0.37%
Supplemental data:
Net assets, end of year (000's)	$1,182	$1,355	$1,337	$1,661	$2,079
Portfolio turnover	65%	65%	65%	63%	74%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.63	$11.45	$11.91	$13.75	$12.47
Net investment income[1]	0.16	0.16	0.12	0.16	0.18
Net realized and unrealized gains (losses)	0.03	2.14	(0.47)	(1.85)	1.17
Net increase (decrease) from operations	0.19	2.30	(0.35)	(1.69)	1.35
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.15)	(0.07)
Net asset value, end of year	$13.65	$13.63	$11.45	$11.91	$13.75
Total investment return[2]	1.42%	20.18%	(2.82)%	(12.33)%	10.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.50%[3]	1.59%[3]	1.69%[3]	1.56%[3]	1.64%
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.50%[3]	1.60%[3]	1.47%[3]	1.53%
Net investment income	1.14%	1.33%	1.10%	1.18%	1.37%
Supplemental data:
Net assets, end of year (000's)	$437,363	$454,178	$394,346	$417,751	$450,438
Portfolio turnover	65%	65%	65%	63%	74%

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.69	$8.03	$7.51	$7.33	$6.52
Net investment income[1]	0.21	0.17	0.13	0.16	0.10
Net realized and unrealized gains (losses)	0.06	(0.21)	0.58	0.02	0.83
Net increase (decrease) from operations	0.27	(0.04)	0.71	0.18	0.93
Dividends from net investment income	(0.27)	(0.30)	(0.19)	—	(0.12)
Distributions from net realized gains	(0.04)	—	—	—	—
Total dividends and distributions	(0.31)	(0.30)	(0.19)	—	(0.12)
Net asset value, end of year	$7.65	$7.69	$8.03	$7.51	$7.33
Total investment return[2]	3.50%	(0.15)%	9.86%	2.46%	14.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.50%[3]	1.54%[3]	1.65%	1.59%	1.59%
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.46%[3]	1.45%	1.45%	1.45%
Net investment income	2.82%	2.28%	1.79%	2.21%	1.55%
Supplemental data:
Net assets, end of year (000's)	$370	$458	$373	$363	$5,692
Portfolio turnover	73%	98%	75%	102%	53%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.42	$7.76	$7.28	$7.35	$6.53
Net investment income[1]	0.22	0.19	0.14	0.14	0.12
Net realized and unrealized gains (losses)	0.07	(0.21)	0.56	0.05	0.84
Net increase (decrease) from operations	0.29	(0.02)	0.70	0.19	0.96
Dividends from net investment income	(0.30)	(0.32)	(0.22)	(0.26)	(0.14)
Distributions from net realized gains	(0.04)	—	—	—	—
Total dividends and distributions	(0.34)	(0.32)	(0.22)	(0.26)	(0.14)
Net asset value, end of year	$7.37	$7.42	$7.76	$7.28	$7.35
Total investment return[2]	3.68%	0.19%	10.13%	2.59%	15.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3]	1.58%[3]	1.59%	1.56%	1.63%
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.21%[3]	1.20%	1.20%	1.20%
Net investment income	3.08%	2.58%	2.07%	1.83%	1.79%
Supplemental data:
Net assets, end of year (000's)	$137,069	$140,262	$151,565	$148,096	$145,067
Portfolio turnover	73%	98%	75%	102%	53%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Global Real Estate Securities Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.35	$7.69	$7.21	$7.29	$6.48
Net investment income[1]	0.16	0.12	0.08	0.06	0.05
Net realized and unrealized gains (losses)	0.05	(0.21)	0.56	0.06	0.83
Net increase (decrease) from operations	0.21	(0.09)	0.64	0.12	0.88
Dividends from net investment income	(0.19)	(0.25)	(0.16)	(0.20)	(0.07)
Distributions from net realized gains	(0.04)	—	—	—	—
Total dividends and distributions	(0.23)	(0.25)	(0.16)	(0.20)	(0.07)
Net asset value, end of year	$7.33	$7.35	$7.69	$7.21	$7.29
Total investment return[2]	2.84%	(0.96)%	9.11%	1.58%	13.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.20%[3]	2.22%[3]	2.26%	2.24%	2.30%
Expenses after fee waivers and/or expense reimbursements	2.20%[3]	2.21%[3]	2.20%	2.20%	2.20%
Net investment income	2.23%	1.63%	1.11%	0.79%	0.78%
Supplemental data:
Net assets, end of year (000's)	$168	$252	$319	$340	$272
Portfolio turnover	73%	98%	75%	102%	53%

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.71	$10.49	$11.10	$10.62	$10.21
Net investment loss[1]	(0.02)	(0.07)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gains (losses)	0.16	0.29	(0.32)	0.56	0.70
Net increase (decrease) from operations	0.14	0.22	(0.38)	0.48	0.61
Dividends from net investment income	—	—	(0.23)	—	(0.20)
Net asset value, end of year	$10.85	$10.71	$10.49	$11.10	$10.62
Total investment return[2]	1.21%	2.19%	(3.47)%	4.52%	5.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.36%	2.26%	2.02%	1.93%	1.97%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.27%	2.17%	1.95%	1.88%	1.99%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.76%	1.75%	1.79%	1.81%	1.88%[3]
Net investment loss	(0.16)%	(0.71)%	(0.53)%	(0.74)%	(0.89)%
Supplemental data:
Net assets, end of year (000's)	$7,208	$8,702	$9,800	$7,408	$77,331
Portfolio turnover	346%	292%	221%	165%	114%

Class Y

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.65	$10.42	$11.12	$10.71	$10.30
Net investment income (loss)[1]	0.01	(0.06)	(0.02)	(0.05)	(0.07)
Net realized and unrealized gains (losses)	0.16	0.29	(0.31)	0.56	0.70
Net increase (decrease) from operations	0.17	0.23	(0.33)	0.51	0.63
Dividends from net investment income	—	—	(0.37)	(0.10)	(0.22)
Net asset value, end of year	$10.82	$10.65	$10.42	$11.12	$10.71
Total investment return[2]	1.41%	2.40%	(2.99)%	4.82%	6.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense and other borrowing costs for investments sold short	2.11%	2.06%	1.69%	1.72%	1.74%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.02%	1.96%	1.62%	1.68%[3]	1.75%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.51%	1.57%	1.48%	1.60%	1.63%[3]
Net investment income (loss)	0.09%	(0.54)%	(0.17)%	(0.43)%	(0.65)%
Supplemental data:
Net assets, end of year (000's)	$544	$646	$1,926	$2,449	$4,629
Portfolio turnover	346%	292%	221%	165%	114%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class C

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.05	$9.93	$10.66	$10.29	$9.90
Net investment loss[1]	(0.09)	(0.15)	(0.13)	(0.14)	(0.16)
Net realized and unrealized gains (losses)	0.15	0.27	(0.30)	0.53	0.67
Net increase (decrease) from operations	0.06	0.12	(0.43)	0.39	0.51
Dividends from net investment income	—	—	(0.30)	(0.02)	(0.12)
Net asset value, end of year	$10.11	$10.05	$9.93	$10.66	$10.29
Total investment return[2]	0.40%	1.41%	(4.08)%	3.81%	5.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	3.07%	3.02%	2.75%	2.67%	2.71%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.99%	2.92%	2.68%	2.60%	2.70%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.49%	2.51%	2.52%	2.52%	2.58%
Net investment loss	(0.92)%	(1.47)%	(1.27)%	(1.37)%	(1.60)%
Supplemental data:
Net assets, end of year (000's)	$6,101	$9,363	$12,398	$9,385	$6,346
Portfolio turnover	346%	292%	221%	165%	114%

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.61	$10.38	$11.09	$10.69	$10.27
Net investment income (loss)[1]	0.01	(0.05)	(0.03)	(0.04)	(0.07)
Net realized and unrealized gains (losses)	0.16	0.28	(0.31)	0.55	0.71
Net increase (decrease) from operations	0.17	0.23	(0.34)	0.51	0.64
Dividends from net investment income	—	—	(0.37)	(0.11)	(0.22)
Net asset value, end of year	$10.78	$10.61	$10.38	$11.09	$10.69
Total investment return[2]	1.32%	2.41%	(3.13)%	4.79%	6.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense and other borrowing costs for investments sold short	2.13%	2.04%	1.77%	1.69%	1.74%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.04%	1.94%	1.69%	1.62%	1.74%[3,4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.53%	1.52%	1.53%	1.54%	1.62%[3]
Net investment income (loss)	0.08%	(0.48)%	(0.30)%	(0.38)%	(0.64)%
Supplemental data:
Net assets, end of year (000's)	$615,778	$650,347	$712,676	$782,683	$611,399
Portfolio turnover	346%	292%	221%	165%	114%

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

4  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for PACE Government Money Market Investments and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, and Class P shares, with the exception of PACE Government Money Market Investments, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which, effective January 25, 2018, only offers Class A, and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to

PACE Select Advisors Trust

Notes to financial statements

enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain then current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities

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Notes to financial statements

and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), PACE Government Money Market Investments has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements

PACE Select Advisors Trust

Notes to financial statements

that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", PACE Government Money Market Investments values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Portfolio's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

PACE Select Advisors Trust

Notes to financial statements

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

PACE Select Advisors Trust

Notes to financial statements

Investments

Real estate investment trusts—The Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. At the period ended July 31, 2018, there were no reverse repurchase agreements outstanding.

PACE Select Advisors Trust

Notes to financial statements

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended July 31, 2018, only PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The table below represents the remaining contractual maturity as of July 31, 2018, of the treasury roll transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$7,796,041	$—	$—	$7,796,041

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$39,415,071	$—	$34,767,439	$74,182,510

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

PACE Select Advisors Trust

Notes to financial statements

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor

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Notes to financial statements

determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "against the box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian

PACE Select Advisors Trust

Notes to financial statements

and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the year ended July 31, 2018, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

PACE Select Advisors Trust

Notes to financial statements

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At July 31, 2018, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, and PACE Alternative Strategies Investments had maximum payout amounts of approximately $8,405,350, $8,551,339, $5,986,000, and $13,156,105 respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration,

PACE Select Advisors Trust

Notes to financial statements

to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other

PACE Select Advisors Trust

Notes to financial statements

obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or volatility strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure

PACE Select Advisors Trust

Notes to financial statements

to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended July 31, 2018.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2018 is reflected in the Statement of assets and liabilities.

At July 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$213,526	$—	$—	$—	$213,526
Swap agreements	2,805,936	—	—	—	2,805,936
Total value	$3,019,462	$—	$—	$—	$3,019,462

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Futures contracts	$(11,838)	$—	$—	$—	$(11,838)
Options and swaptions written	(68,170)	—	—	—	(68,170)
Swap agreements	(125,311)	—	—	—	(125,311)
Total value	$(205,319)	$—	$—	$—	$(205,319)

Table footnotes begin on page 350

PACE Select Advisors Trust

Notes to financial statements

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$7,878	$—	$—	$—	$7,878
Options and swaptions purchased	(315,806)	—	—	—	(315,806)
Options and swaptions written	709,903	—	—	—	709,903
Swap agreements	844,280	—	—	—	844,280
Total net realized gain (loss)	$1,246,255	$—	$—	$—	$1,246,255
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$(11,838)	$—	$—	$—	$(11,838)
Options and swaptions purchased	224,084	—	—	—	224,084
Options and swaptions written	36,572	—	—	—	36,572
Swap agreements	1,725,121	—	—	—	1,725,121
Net change in appreciation (depreciation)	$1,973,939	$—	$—	$—	$1,973,939

At July 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$96,274	$—	$—	$—	$96,274
Forward foreign currency contracts	—	102,170	—	—	102,170
Options and swaptions purchased	769,497	50,186	—	12,084	831,767
Swap agreements	202,592	—	14,621	—	217,213
Total value	$1,068,363	$152,356	$14,621	$12,084	$1,247,424

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(173,876)	$—	$—	$—	$(173,876)
Forward foreign currency contracts	—	(44,247)	—	—	(44,247)
Options and swaptions written	(1,242,957)	(36,975)	—	—	(1,279,932)
Swap agreements	(329,832)	—	—	—	(329,832)
Total value	$(1,746,665)	$(81,222)	$—	$—	$(1,827,887)

Table footnotes begin on page 350

PACE Select Advisors Trust

Notes to financial statements

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(1,711,970)	$—	$—	$—	$(1,711,970)
Forward foreign currency contracts	—	(616,737)	—	—	(616,737)
Options and swaptions purchased	(31,640)	(1,594,391)	—	—	(1,626,031)
Options and swaptions written	(14,569)	1,593,063	—	—	1,578,494
Swap agreements	68,353	—	251,645	—	319,998
Total net realized gain (loss)	$(1,689,826)	$(618,065)	$251,645	$—	$(2,056,246)
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$(70,776)	$—	$—	$—	$(70,776)
Forward foreign currency contracts	—	19,437	—	—	19,437
Options and swaptions purchased	22,682	42,175	—	(8,571)	56,286
Options and swaptions written	(17,853)	(2,188)	—	—	(20,041)
Swap agreements	(168,899)	—	6,171	—	(162,728)
Net change in appreciation (depreciation)	$(234,846)	$59,424	$6,171	$(8,571)	$(177,822)

At July 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$295,397	$3,879	$—	$—	$299,276
Forward foreign currency contracts	—	2,240,966	—	—	2,240,966
Options and swaptions purchased	210,839	—	—	—	210,839
Swap agreements	3,181,535	—	3,744,129	—	6,925,664
Total value	$3,687,771	$2,244,845	$3,744,129	$—	$9,676,745

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$(1,870,467)	$(11,031)	$—	$—	$(1,881,498)
Forward foreign currency contracts	—	(2,282,093)	—	—	(2,282,093)
Options and swaptions written	(251,665)	(46,274)	—	—	(297,939)
Swap agreements	(1,002,138)	—	(723,216)	—	(1,725,354)
Total value	$(3,124,270)	$(2,339,398)	$(723,216)	$—	$(6,186,884)

Table footnotes begin on page 350

PACE Select Advisors Trust

Notes to financial statements

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(7,504,780)	$(78,991)	$—	$—	$(7,583,771)
Forward foreign currency contracts	—	(2,088,152)	—	—	(2,088,152)
Options and swaptions purchased	(3,709)	(14)	—	—	(3,723)
Options and swaptions written	253,653	934,594	—	—	1,188,247
Swap agreements	2,403,925	—	1,697,805	—	4,101,730
Total net realized gain (loss)	$(4,850,911)	$(1,232,563)	$1,697,805	$—	$(4,385,669)
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$(2,567,038)	$19,010	$—	$—	$(2,548,028)
Forward foreign currency contracts	—	330,680	—	—	330,680
Options and swaptions purchased	50,308	—	—	—	50,308
Options and swaptions written	(159,159)	(204,742)	—	—	(363,901)
Swap agreements	775,472	—	505,719	—	1,281,191
Net change in appreciation (depreciation)	$(1,900,417)	$144,948	$505,719	$—	$(1,249,750)

At July 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$145,433	$—	$—	$—	$145,433
Forward foreign currency contracts	—	667,645	—	—	667,645
Total value	$145,433	$667,645	$—	$—	$813,078

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(75,231)	$—	$—	$—	$(75,231)
Forward foreign currency contracts	—	(701,469)	—	—	(701,469)
Total value	$(75,231)	$(701,469)	$—	$—	$(776,700)

Table footnotes begin on page 350

PACE Select Advisors Trust

Notes to financial statements

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$916,795	$—	$—	$—	$916,795
Forward foreign currency contracts	—	532,718	—	—	532,718
Total net realized gain (loss)	$916,795	$532,718	$—	$—	$1,449,513
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$(236,118)	$—	$—	$—	$(236,118)
Forward foreign currency contracts	—	(146,599)	—	—	(146,599)
Net change in appreciation (depreciation)	$(236,118)	$(146,599)	$—	$—	$(382,717)

At July 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$43,532	$—	$—	$43,532

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(553,581)	$—	$—	$(553,581)

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$1,630,248	$—	$—	$1,630,248
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$2,913,935	$—	$—	$2,913,935

Table footnotes begin on page 350

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Forward foreign currency contracts	$—	$(740)	$—	$—	$(740)

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(42,454)	$—	$—	$(42,454)
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(740)	$—	$—	$(740)

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Emerging Markets Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(5,442)	$—	$—	$(5,442)

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Real Estate Securities Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$25,298	$—	$—	$25,298

Table footnotes begin on page 350

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$389,771	$—	$—	$502,671	$892,442
Forward foreign currency contracts	—	13,906,633	—	—	13,906,633
Options and swaptions purchased	4,668,266	399,808	—	2,775,753	7,843,827
Swap agreements	1,239,350	—	467,371	2,068,569	3,775,290
Total value	$6,297,387	$14,306,441	$467,371	$5,346,993	$26,418,192

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(298,323)	$—	$—	$(624,680)	$(923,003)
Forward foreign currency contracts	—	(11,616,599)	—	—	(11,616,599)
Options and swaptions written	(218,189)	(7,293)	—	(726,699)	(952,181)
Swap agreements	(1,198,304)	—	(612,483)	(2,200,374)	(4,011,161)
Total value	$(1,714,816)	$(11,623,892)	$(612,483)	$(3,551,753)	$(17,502,944)

During the period ended July 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(1,131,041)	$—	$—	$(2,009,194)	$(3,140,235)
Forward foreign currency contracts	—	(9,398,160)	—	—	(9,398,160)
Options and swaptions purchased	(907,688)	(2,773,804)	—	(711,217)	(4,392,709)
Options and swaptions written	1,301,547	381,726	—	854,895	2,538,168
Swap agreements	(198,537)	—	1,426,622	(1,629,069)	(400,984)
Total net realized gain (loss)	$(935,719)	$(11,790,238)	$1,426,622	$(3,494,585)	$(14,793,920)
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$598,173	$—	$—	$32,265	$630,438
Forward foreign currency contracts	—	5,711,001	—	—	5,711,001
Options and swaptions purchased	(459,719)	(779,083)	—	1,412,332	173,530
Options and swaptions written	(14,919)	64,819	—	(489,587)	(439,687)
Swap agreements	775,139	—	(451,448)	1,292,138	1,615,829
Net change in appreciation (depreciation)	$898,674	$4,996,737	$(451,448)	$2,247,148	$7,691,111

Table footnotes begin on page 350

PACE Select Advisors Trust

Notes to financial statements

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported using cumulative appreciation on futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swap agreements and forward foreign currency contracts. The net change in unrealized appreciation/depreciation of options and swaptions purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$—	$(11,838)
Options and swaptions purchased	213,526	—
Options and swaptions written	—	(68,170)
Swap agreements[1]	2,805,936	(125,311)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,019,462	(205,319)
Derivatives not subject to MNA or similar agreements	(2,805,317)	112,125
Total gross amount of assets and liabilities subject to MNA or similar agreements	$214,145	$(93,194)

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$3,067	$—	$—	$3,067
CITI	94,006	(26,180)	(67,826)	—
JPMCB	4,906	(4,906)	—	—
MSCI	112,166	—	(63,000)	49,166
Total	$214,145	$(31,086)	$(130,826)	$52,233
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
CITI	$(26,180)	$26,180	$—	$—
CSI	(23)	—	—	(23)
DB	(6,113)	—	—	(6,113)
GSI	(9,226)	—	—	(9,226)
JPMCB	(51,652)	4,906	—	(46,746)
Total	$(93,194)	$31,086	$—	$(62,108)

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$102,170	$(44,247)
Futures contracts[1]	96,274	(173,876)
Options and swaptions purchased	831,767	—
Options and swaptions written	—	(1,279,932)
Swap agreements[1]	217,213	(329,832)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,247,424	(1,827,887)
Derivatives not subject to MNA or similar agreements	(298,866)	503,708
Total gross amount of assets and liabilities subject to MNA or similar agreements	$948,558	$(1,324,179)

Table footnotes begin on page 356

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
ANZ	$15,026	$—	$—	$15,026
BOA	496,633	(217,360)	(230,000)	49,273
CSI	49,541	(32,541)	(17,000)	—
GS	284,926	(284,926)	—	—
HSBC	30,265	(9,135)	—	21,130
JPMCB	66,973	(51,995)	(14,978)	—
RBS	5,194	—	—	5,194
Total	$948,558	$(595,957)	$(261,978)	$90,623
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(217,360)	$217,360	$—	$—
CSI	(32,541)	32,541	—	—
GS	(985,044)	284,926	—	(700,118)
HSBC	(9,135)	9,135	—	—
JPMCB	(51,995)	51,995	—	—
NTC	(28,104)	—	—	(28,104)
Total	$(1,324,179)	$595,957	$—	$(728,222)

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liability
Forward foreign currency contracts	$2,240,966	$(2,282,093)
Futures contracts[1]	299,276	(1,881,498)
Options and swaptions purchased	210,839	—
Options and swaptions written	—	(297,939)
Swap agreements[1]	6,925,664	(1,725,354)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,676,745	(6,186,884)
Derivatives not subject to MNA or similar agreements	(7,215,637)	3,589,372
Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,461,108	$(2,597,512)

Table footnotes begin on page 356

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Strategic Fixed Income Investments

Counterparty	Gross amount of assets	Instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$12,559	$(12,559)	$—	$—
BNP	250,025	(102,832)	—	147,193
BOA	510,666	(83,259)	(270,000)	157,407
CITI	118,517	(118,517)	—	—
CSI	16,266	(16,266)	—	—
DB	22,630	(22,630)	—	—
GSB	73,907	(73,907)	—	—
GSI	525,276	(525,276)	—	—
JPMCB	794,330	(330,307)	(400,000)	64,023
MSCI	136,932	(136,932)	—	—
Total	$2,461,108	$(1,422,485)	$(670,000)	$368,623
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(182,127)	$12,559	$—	$(169,568)
BNP	(102,832)	102,832	—	—
BOA	(83,259)	83,259	—	—
CITI	(602,901)	118,517	—	(484,384)
CSI	(67,796)	16,266	—	(51,530)
DB	(185,635)	22,630	—	(163,005)
GSB	(110,813)	73,907	—	(36,906)
GSI	(684,705)	525,276	—	(159,429)
HSBC	(98,365)	—	—	(98,365)
JPMCB	(330,307)	330,307	—	—
MSCI	(148,772)	136,932	—	(11,840)
Total	$(2,597,512)	$1,422,485	$—	$(1,175,027)

Table footnotes begin on page 356

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$667,645	$(701,469)
Futures contracts[1]	145,433	(75,231)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	813,078	(776,700)
Derivatives not subject to MNA or similar agreements	(813,078)	776,700
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$43,532	$(553,581)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	43,532	(553,581)
Derivatives not subject to MNA or similar agreements	(43,532)	553,581
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE International Equity Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$—	$(740)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(740)
Derivatives not subject to MNA or similar agreements	—	740
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 356

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$13,906,633	$(11,616,599)
Futures contracts[1]	892,442	(923,003)
Options and swaptions purchased	7,843,827	—
Options and swaptions written	—	(952,181)
Swap agreements[1]	3,775,290	(4,011,161)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	26,418,192	(17,502,944)
Derivatives not subject to MNA or similar agreements	(4,744,671)	2,535,394
Total gross amount of assets and liabilities subject to MNA or similar agreements	$21,673,521	$(14,967,550)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Alternative Strategies Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
ANZ	$446,025	$(313,065)	$(132,960)	$—
BB	1,760,924	(1,760,924)	—	—
BNP	1,324,444	(1,108,861)	—	215,583
BOA	350,661	(43,884)	—	306,777
CITI	4,043,627	(2,398,046)	—	1,645,581
DB	854,231	(395,919)	—	458,312
GS	3,251,659	(378,351)	—	2,873,308
GSI	3,434,774	(2,270,919)	—	1,163,855
JPMCB	3,064,889	(2,975,908)	(21,647)	67,334
MSCI	1,836,421	(1,610,614)		225,807
SG	1,305,866	(898,196)	—	407,670
Total	$21,673,521	$(14,154,687)	$(154,607)	$7,364,227

Table footnotes begin on page 356

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
ANZ	$(313,065)	$313,065	$—	$—
BB	(2,573,787)	1,760,924	—	(812,863)
BNP	(1,108,861)	1,108,861	—	—
BOA	(43,884)	43,884	—	—
CITI	(2,398,046)	2,398,046	—	—
DB	(395,919)	395,919	—	—
GS	(378,351)	378,351	—	—
GSI	(2,270,919)	2,270,919	—	—
JPMCB	(2,975,908)	2,975,908	—	—
MSCI	(1,610,614)	1,610,614	—	—
SG	(898,196)	898,196	—	—
Total	$(14,967,550)	$14,154,687	$—	$(812,863)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2018:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subdvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment subadvisor
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners Global Investors Inc.
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Sapience Investments, LLC Systematic Financial Management, L.P. Huber Capital Management LLC
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. William Blair & Company LLC
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.
PACE Alternative Strategies Investments[1]	Analytic Investors, LLC
AQR Capital Management LLC
Aviva Investors America LLC
First Quadrant L.P.
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life Investments (Corporate Funds) Limited
Principal Global Investors, LLC
Kettle Hill Capital Management, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At July 31, 2018, the Portfolios owe UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to UBS AM
PACE Government Money Market Investments	$33,942
PACE Mortgage-Backed Securities Fixed Income Investments	162,080
PACE Intermediate Fixed Income Investments	159,945
PACE Strategic Fixed Income Investments	384,140
PACE Municipal Fixed Income Investments	147,285
PACE Global Fixed Income Investments	224,626
PACE High Yield Investments	235,249
PACE Large Co Value Equity Investments	824,746
PACE Large Co Growth Equity Investments	923,900

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Amounts due to UBS AM
PACE Small/Medium Co Value Equity Investments	$381,246
PACE Small/Medium Co Growth Equity Investments	382,379
PACE International Equity Investments	877,045
PACE International Emerging Markets Equity Investments	435,619
PACE Global Real Estate Securities Investments	69,197
PACE Alternative Strategies Investments	698,555

UBS AM had entered into a written fee waiver agreement with PACE Mortgage-Backed Securities Fixed Income Investments, under which UBS AM was contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS AM to Pacific Investment Management Company LLC. This waiver will not be subject to future recoupment and was terminated effective December 1, 2017.

UBS AM had agreed to lower its management fee so that the annual fee rate for management services (but not the administrative services) for PACE Global Fixed Income Investments Portfolios did not exceed the following rate: $0 to $500 million—0.600%; in excess of $500 million up to $1 billion—0.575%; and over $1 billion—0.550%. UBS AM had further voluntarily waived its fees in the following amounts for PACE Global Fixed Income Investments and PACE High Yield Investments: 0.100% and 0.100%, respectively, through November 30, 2017. These management fee waivers will not be subject to future recoupment and were terminated effective December 1, 2017.

For the year ended July 31, 2018, UBS AM was contractually obligated to waive as follows:

Management fees waived
PACE Mortgage-Backed Securities Fixed Income Investments	$66,473
PACE Global Fixed Income Investments	221,199
PACE High Yield Investments	127,272

Additionally, PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the year ended July 31, 2018, UBS AM was contractually obligated to waive $447,757 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

With respect to the following Portfolios, UBS AM voluntarily waived its management fees to the extent necessary to reflect lower subadvisory fees paid. This management fee waiver will not be subject to future recoupment and was terminated effective December 1, 2017. For the year ended July 31, 2018, UBS AM voluntarily waived fees of:

Portfolio	Management fees waived
PACE Intermediate Fixed Income Investments	$15,714
PACE High Yield Investments	222,726
PACE Large Co Value Equity Investments	56,044
PACE Large Co Growth Equity Investments	33,676
PACE Small/Medium Co Growth Equity Investments	72,219
PACE International Equity Investments	117,858
PACE Alternative Strategies Investments	99,425

PACE Select Advisors Trust

Notes to financial statements

Additionally, with respect to PACE Government Money Market Investments, UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2018, UBS AM did not voluntarily waive and/or reimburse expenses for PACE Government Money Market Investments for that purpose.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2018 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2015, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2021, and recoupments for the year ended July 31, 2018 were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$409,180	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	819,644	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	465,244	—
PACE Strategic Fixed Income Investments	0.96	1.46	0.71	0.71	646,500	—
PACE Municipal Fixed Income Investments	0.82	1.32	0.57	0.57	350,329	—
PACE Global Fixed Income Investments[1]	1.06	1.54	0.90	0.87	559,285	—
PACE High Yield Investments[1]	1.06	1.56	0.88	0.91	231,301	—
PACE Large Co Value Equity Investments[1]	1.14	1.89	0.89	0.89	—	—
PACE Large Co Growth Equity Investments[1]	1.18	1.93	0.93	0.93	—	—
PACE Small/Medium Co Value Equity Investments[1]	1.29	2.04	1.04	1.04	63,558	—
PACE Small/Medium Co Growth Equity Investments[1]	1.33	2.08	1.08	1.08	—	—
PACE International Equity Investments[1]	1.35	2.10	1.10	1.10	—	—
PACE International Emerging Markets Equity Investments	1.70	2.45	1.45	1.45	216,624	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20[2]	1.20	449,830	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

1  Expense caps in the table above became effective December 1, 2017. Prior to December 1, 2017, expense caps were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap
PACE Global Fixed Income Investments	1.25%	1.75%	1.00%	1.00%
PACE High Yield Investments	1.28	1.78	1.03	1.03
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13
PACE International Equity Investments	1.55	2.30	1.30	1.30

2  Class Y closed as of January 25, 2018.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2018, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2019	Expires July 31, 2020	Expires July 31, 2021
PACE Government Money Market Investments	$1,786,903	$706,786	$670,937	$409,180
PACE Mortgage-Backed Fixed Income Investments—Class A	84,395	26,932	23,641	33,822
PACE Mortgage-Backed Fixed Income Investments—Class C	25,787	10,225	7,603	7,959
PACE Mortgage-Backed Fixed Income Investments—Class Y	267,916	59,611	105,223	103,082
PACE Mortgage-Backed Fixed Income Investments—Class P	1,874,024	617,442	581,801	674,781
PACE Intermediate Fixed Income Investments—Class A	39,081	16,399	12,254	10,428
PACE Intermediate Fixed Income Investments—Class C	3,203	1,604	1,058	541
PACE Intermediate Fixed Income Investments—Class Y	2,782	1,065	881	836
PACE Intermediate Fixed Income Investments—Class P	1,502,204	555,469	493,296	453,439
PACE Strategic Fixed Income Investments—Class A	13,766	—	8,002	5,764
PACE Strategic Fixed Income Investments—Class C	8,113	—	5,921	2,192
PACE Strategic Fixed Income Investments—Class Y	6,663	—	4,185	2,478
PACE Strategic Fixed Income Investments—Class P	1,447,611	—	811,545	636,066
PACE Municipal Fixed Income Investments—Class A	39,809	—	—	39,809
PACE Municipal Fixed Income Investments—Class C	5,769	—	—	5,769
PACE Municipal Fixed Income Investments—Class Y	109	—	—	109
PACE Municipal Fixed Income Investments—Class P	304,642	—	—	304,642
PACE Global Fixed Income Investments—Class A	43,394	—	—	43,394
PACE Global Fixed Income Investments—Class C	2,295	—	—	2,295
PACE Global Fixed Income Investments—Class Y	3,952	—	—	3,952
PACE Global Fixed Income Investments—Class P	509,644	—	—	509,644
PACE High Yield Investments—Class A	2,186	—	—	2,186
PACE High Yield Investments—Class C	694	—	—	694
PACE High Yield Investments—Class P	228,596	—	—	228,596
PACE Small/Medium Co Value Equity Investments—Class P	63,558	—	—	63,558
PACE Small/Medium Co Growth Equity Investments—Class Y	144	—	144	—
PACE International Emerging Markets Equity Investments A	2,617	—	1,829	788
PACE International Emerging Markets Equity Investments C	610	—	610	—
PACE International Emerging Markets Equity Investments Y	2,846	—	2,637	209
PACE International Emerging Markets Equity Investments P	571,729	—	355,968	215,761
PACE Global Real Estate Securities Investments—Class A	1,245	682	365	198
PACE Global Real Estate Securities Investments—Class C	222	182	40	—
PACE Global Real Estate Securities Investments—Class Y	691	556	79	56
PACE Global Real Estate Securities Investments—Class P	1,519,126	545,960	523,554	449,612

For the year ended July 31, 2018, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

PACE Select Advisors Trust

Notes to financial statements

Affiliated broker	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$1,046	$3,029	$78	$114
UBS Securities Asia Ltd.	—	—	3,052	2,839	—	—
UBS Securities LLC	85	7,230	—	253	—	—
UBS Securities Pte Ltd.	—	—	—	3,913	—	—
UBS Limited	—	—	12,949	—	41	14
UBS Financial Services Inc.	—	—	—	—	—	12,337

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

	Class A	Class C
Portfolio	Service fees	Service fees	Distribution fees[1]
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%	0.25%	0.50%
PACE Intermediate Fixed Income Investments	0.25	0.25	0.50
PACE Strategic Fixed Income Investments	0.25	0.25	0.50
PACE Municipal Fixed Income Investments	0.25	0.25	0.50
PACE Global Fixed Income Investments	0.25	0.25	0.50
PACE High Yield Investments	0.25	0.25	0.50
PACE Large Co Value Equity Investments	0.25	0.25	0.75
PACE Large Co Growth Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Value Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Growth Equity Investments	0.25	0.25	0.75
PACE International Equity Investments	0.25	0.25	0.75
PACE International Emerging Markets Equity Investments	0.25	0.25	0.75
PACE Global Real Estate Securities Investments	0.25	0.25	0.75
PACE Alternative Strategies Investments	0.25	0.25	0.75

1  Effective July 12, 2018, the distribution fee for Class C shares was terminated.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2018, certain Portfolios owed UBS AM (US) service and distribution fees, and for the period ended July 31, 2018, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$6,516	$—
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	3,517	—
PACE Intermediate Fixed Income Investments—Class A	3,043	378
PACE Intermediate Fixed Income Investments—Class C	357	—
PACE Strategic Fixed Income Investments—Class A	2,897	1,095
PACE Strategic Fixed Income Investments—Class C	2,390	—
PACE Municipal Fixed Income Investments—Class A	8,260	137
PACE Municipal Fixed Income Investments—Class C	2,799	—
PACE Global Fixed Income Investments—Class A	6,701	—
PACE Global Fixed Income Investments—Class C	841	—
PACE High Yield Investments—Class A	795	6,368
PACE High Yield Investments—Class C	828	—
PACE Large Co Value Equity Investments—Class A	23,461	1,014
PACE Large Co Value Equity Investments—Class C	4,753	3
PACE Large Co Growth Equity Investments—Class A	10,167	552
PACE Large Co Growth Equity Investments—Class C	1,206	—
PACE Small/Medium Co Value Equity Investments—Class A	3,911	2,511
PACE Small/Medium Co Value Equity Investments—Class C	1,559	—
PACE Small/Medium Co Growth Equity Investments—Class A	5,485	182
PACE Small/Medium Co Growth Equity Investments—Class C	1,208	116
PACE International Equity Investments—Class A	6,549	—
PACE International Equity Investments—Class C	860	2,713
PACE International Emerging Markets Equity Investments—Class A	804	1,937
PACE International Emerging Markets Equity Investments—Class C	517	—
PACE Global Real Estate Securities Investments—Class A	81	3
PACE Global Real Estate Securities Investments—Class C	75	—
PACE Alternative Strategies Investments—Class A	1,558	10,315
PACE Alternative Strategies Investments—Class C	2,684	23

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended July 31, 2018, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $186,859 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

PACE Select Advisors Trust

Notes to financial statements

For the period ended July 31, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$341,720
PACE Mortgage-Backed Securities Fixed Income Investments	378,213
PACE Intermediate Fixed Income Investments	342,269
PACE Strategic Fixed Income Investments	458,250
PACE Municipal Fixed Income Investments	71,070
PACE Global Fixed Income Investments	420,147
PACE High Yield Investments	348,164
PACE Large Co Value Equity Investments	522,368
PACE Large Co Growth Equity Investments	504,714
PACE Small/Medium Co Value Equity Investments	490,752
PACE Small/Medium Co Growth Equity Investments	490,937
PACE International Equity Investments	489,067
PACE International Emerging Markets Equity Investments	450,190
PACE Global Real Estate Securities Investments	355,644
PACE Alternative Strategies Investments	264,884

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Institutional U.S. Government Money Market Fund, which is included in each Portfolio's Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At July 31, 2018, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$12,638,687	$12,098,990	$787,025	$12,886,015	US Treasury Notes and US Treasury Bills
PACE Strategic Fixed Income Investments	8,428,681	8,610,323	—	8,610,323

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Global Fixed Income Investments	$5,154,378	$4,661,150	$623,985	$5,285,135	US Treasury Notes and US Treasury Bills
PACE High Yield Investments	40,949,792	37,901,428	3,893,692	41,795,120	US Treasury Notes and US Treasury Bills
PACE Large Co Value Equity Investments**	98,240,574	17,577,403	81,653,181	99,230,584	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	46,233,042	9,167,476	37,613,936	46,781,412	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	64,071,439	25,616,918	40,047,862	65,664,780	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	97,129,800	24,656,399	73,652,939	98,309,338	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	46,107,649	41,777,229	5,997,241	47,774,470	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Equity Investments	11,006,368	5,422,498	5,766,857	11,189,355	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	1,241,664	971,695	298,654	1,270,349	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at July 31, 2018 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$12,886,015	$12,886,015
PACE Strategic Fixed Income Investments	—	8,610,323	8,610,323
PACE Global Fixed Income Investments	—	5,285,135	5,285,135
PACE High Yield Investments	494,173	41,300,947	41,795,120
PACE Large Co Value Equity Investments	99,230,584	—	99,230,584
PACE Large Co Growth Equity Investments	46,781,412	—	46,781,412
PACE Small/Medium Co Value Equity Investments	65,664,780	—	65,664,780
PACE Small/Medium Co Growth Equity Investments	98,309,338	—	98,309,338
PACE International Equity Investments	47,774,470	—	47,774,470
PACE International Emerging Markets Equity Investments	11,189,355	—	11,189,355
PACE Global Real Estate Securities Investments	1,270,349	—	1,270,349

Bank line of credit

With the exception of PACE Government Money Market Investments, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $125 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the

PACE Select Advisors Trust

Notes to financial statements

other 50% of the allocation is based on utilization. For the period ended July 31, 2018, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Intermediate Fixed Income Investments	$564,340	1	$45	2.841%
PACE Strategic Fixed Income Investments	256,275	5	92	2.581
PACE Large Co Value Equity Investments	1,149,554	22	1,746	2.648
PACE Large Co Growth Equity Investments	1,508,435	9	843	2.234
PACE Small/Medium Co Growth Equity Investments	823,927	11	617	2.801
PACE International Equity Investments	1,064,881	9	712	2.490
PACE International Emerging Markets Equity Investments	1,133,171	13	1,015	2.480
PACE Global Real Estate Securities Investments	529,978	1	38	2.575
PACE Alternative Strategies Investments	637,481	4	276	2.590

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the period ended July 31, 2018, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$41,867
PACE Large Co Growth Equity Investments	44,673
PACE Small/Medium Co Value Equity Investments	113,617
PACE Small/Medium Co Growth Equity Investments	39,214
PACE International Equity Investments	29,350
PACE International Emerging Markets Equity Investments	12,978
PACE Global Real Estate Securities Investments	9,055
PACE Alternative Strategies Investments	22,193

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended July 31, 2018, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Large Co Value Equity Investments	$27,442
PACE Large Co Growth Equity Investments	28,957
PACE Small/Medium Co Value Equity Investments	4,291
PACE International Equity Investments	37,122
PACE International Emerging Markets Equity Investments	17,646
PACE Global Real Estate Securities Investments	18,006
PACE Alternative Strategies Investments	117,633

PACE Select Advisors Trust

Notes to financial statements

For the period ended July 31, 2018, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Government Money Market Investments	$7,978,864
PACE Mortgage-Backed Securities Fixed Income Investments	1,794,188,359
PACE Intermediate Fixed Income Investments	2,704,805,834
PACE Strategic Fixed Income Investments	3,295,711,269
PACE Municipal Fixed Income Investments	12,920,168
PACE Global Fixed Income Investments	39,913,158
PACE High Yield Investments	29,445,876
PACE Alternative Strategies Investments	235,938,394

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended July 31, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$6,553,256,058	$6,544,893,346
PACE Intermediate Fixed Income Investments	2,325,483,299	2,342,171,171
PACE Strategic Fixed Income Investments	2,339,323,612	2,209,366,205
PACE Municipal Fixed Income Investments	69,330,031	78,186,678
PACE Global Fixed Income Investments	902,785,898	937,460,582
PACE High Yield Investments	224,479,296	242,061,793
PACE Large Co Value Equity Investments (long transactions)	684,417,774	825,620,418
PACE Large Co Value Equity Investments (short transactions)	219,391,746	192,355,702
PACE Large Co Growth Equity Investments	550,053,454	720,157,845
PACE Small/Medium Co Value Equity Investments	306,796,937	342,585,521
PACE Small/Medium Co Growth Equity Investments	507,989,699	582,079,455
PACE International Equity Investments (long transactions)	722,310,435	745,816,162
PACE International Equity Investments (short transactions)	201,600,483	210,813,886
PACE International Emerging Markets Equity Investments	305,611,606	328,382,326
PACE Global Real Estate Securities Investments	100,184,806	103,169,206
PACE Alternative Strategies Investments (long transactions)	705,063,012	737,457,974
PACE Alternative Strategies Investments (short transactions)	369,222,556	358,587,321

PACE Select Advisors Trust

Notes to financial statements

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	11,209	$141,197	82	$1,037
Shares repurchased	(417,067)	(5,278,244)	(82,429)	(1,043,958)
Dividends reinvested	56,477	709,946	16,317	205,181
Net decrease	(349,381)	$(4,427,101)	(66,030)	$(837,740)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	976,592	$12,341,074	4,698,193	$59,338,331
Shares repurchased	(2,148,967)	(27,134,005)	(6,854,914)	(86,406,236)
Dividends reinvested	94,635	1,190,388	789,889	9,929,475
Net decrease	(1,077,740)	$(13,602,543)	(1,366,832)	$(17,138,430)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	24,803	$324,266	280	$3,652
Shares repurchased	(399,286)	(5,151,214)	(100,310)	(1,298,023)
Dividends reinvested	57,294	738,418	15,145	195,472
Net decrease	(317,189)	$(4,088,530)	(84,885)	$(1,098,899)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,828,107	$23,584,420	5,185,379	$66,990,471
Shares repurchased	(2,320,771)	(30,067,977)	(9,322,519)	(120,161,019)
Dividends reinvested	105,340	1,357,824	778,507	10,039,350
Net decrease	(387,324)	$(5,125,733)	(3,358,633)	$(43,131,198)

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	72,324	$885,654	6,183	$76,173
Shares repurchased	(262,231)	(3,189,347)	(23,414)	(282,187)
Dividends reinvested	19,628	237,150	1,173	14,171
Net decrease	(170,279)	$(2,066,543)	(16,058)	$(191,843)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,968,101	$60,392,511
Shares repurchased	(3,294)	(39,556)	(6,300,333)	(76,381,455)
Dividends reinvested	632	7,635	662,674	8,005,083
Net decrease	(2,662)	$(31,921)	(669,558)	$(7,983,861)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	39,571	$483,060	13,098	$159,408
Shares repurchased	(188,733)	(2,316,132)	(47,437)	(581,631)
Dividends reinvested	17,024	208,555	936	11,478
Net decrease	(132,138)	$(1,624,517)	(33,403)	$(410,745)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	42	$511	4,914,065	$60,306,862
Shares repurchased	(5,535)	(67,833)	(8,186,664)	(100,409,216)
Dividends reinvested	584	7,153	571,153	6,998,996
Net decrease	(4,909)	$(60,169)	(2,701,446)	$(33,103,358)

PACE Strategic Fixed Income Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	289,126	$4,001,147	6,196	$85,534
Shares repurchased	(269,135)	(3,698,466)	(111,814)	(1,519,101)
Dividends reinvested	20,280	274,749	8,996	121,882
Net increase (decrease)	40,271	$577,430	(96,622)	$(1,311,685)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,026	$13,858	7,768,303	$105,725,895
Shares repurchased	(17,230)	(233,064)	(10,912,777)	(148,182,882)
Dividends reinvested	3,274	44,283	1,591,281	21,539,581
Net decrease	(12,930)	$(174,923)	(1,553,193)	$(20,917,406)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	138,847	$1,902,451	32,769	$448,558
Shares repurchased	(135,375)	(1,857,529)	(192,885)	(2,652,160)
Dividends reinvested	32,977	446,367	19,054	257,504
Net increase (decrease)	36,449	$491,289	(141,062)	$(1,946,098)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,268	$490,502	7,895,823	$108,542,804
Shares repurchased	(87,754)	(1,206,837)	(12,264,489)	(168,349,196)
Dividends reinvested	6,535	88,375	2,613,274	35,388,248
Net decrease	(44,951)	$(627,960)	(1,755,392)	$(24,418,144)

PACE Municipal Fixed Income Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,191	$352,054	110	$1,429
Shares repurchased	(628,875)	(8,121,868)	(97,639)	(1,266,374)
Dividends reinvested	64,074	824,458	8,939	115,030
Net decrease	(537,610)	$(6,945,356)	(88,590)	$(1,149,915)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,762,685	$48,502,979
Shares repurchased	(1,943)	(25,186)	(4,816,449)	(62,111,675)
Dividends reinvested	57	735	628,926	8,093,928
Net decrease	(1,886)	$(24,451)	(424,838)	$(5,514,768)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	22,482	$292,349	1,477	$19,532
Shares repurchased	(321,637)	(4,209,887)	(106,756)	(1,392,164)
Dividends reinvested	84,731	1,097,789	13,137	169,983
Net decrease	(214,424)	$(2,819,749)	(92,142)	$(1,202,649)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,674	$34,577	3,997,284	$52,136,942
Shares repurchased	(894)	(11,634)	(5,850,419)	(76,002,927)
Dividends reinvested	36	469	774,501	10,044,406
Net increase (decrease)	1,816	$23,412	(1,078,634)	$(13,821,579)

PACE Global Fixed Income Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	6,240	$62,798	4	$38
Shares repurchased	(631,775)	(6,324,717)	(25,490)	(255,245)
Dividends reinvested	39,201	390,648	1,833	18,252
Net decrease	(586,334)	$(5,871,271)	(23,653)	$(236,955)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,397	$13,969	4,521,816	$45,276,159
Shares repurchased	(24,553)	(245,594)	(7,276,687)	(72,779,614)
Dividends reinvested	3,927	38,983	588,671	5,864,563
Net decrease	(19,229)	$(192,642)	(2,166,200)	$(21,638,892)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,161	$428,440	1,827	$19,490
Shares repurchased	(528,768)	(5,288,643)	(36,049)	(360,691)
Dividends reinvested	80,054	784,718	4,329	42,300
Net decrease	(406,553)	$(4,075,485)	(29,893)	$(298,901)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	20,528	$199,642	5,805,630	$57,723,827
Shares repurchased	(144,767)	(1,457,720)	(14,325,980)	(141,017,271)
Dividends reinvested	7,667	75,266	1,151,793	11,298,225
Net decrease	(116,572)	$(1,182,812)	(7,368,557)	$(71,995,219)

PACE High Yield Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	54,048	$536,960	18,013	$179,406
Shares repurchased	(107,968)	(1,084,727)	(71,222)	(708,775)
Dividends reinvested	13,566	134,816	6,655	66,146
Net decrease	(40,354)	$(412,951)	(46,554)	$(463,223)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,525,583	$35,285,353
Shares repurchased	—	—	(7,348,836)	(73,481,792)
Dividends reinvested	2,909	29,010	1,854,734	18,473,042
Net increase (decrease)	2,909	$29,010	(1,968,519)	$(19,723,397)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	187,204	$1,834,110	25,004	$244,734
Shares repurchased	(172,758)	(1,691,398)	(101,939)	(1,003,120)
Dividends reinvested	15,426	152,398	8,203	80,939
Net increase (decrease)	29,872	$295,110	(68,732)	$(677,447)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	158	$1,582	5,454,783	$54,112,831
Shares repurchased	(43,448)	(430,252)	(13,245,821)	(131,819,861)
Dividends reinvested	3,735	36,967	2,146,838	21,251,408
Net decrease	(39,555)	$(391,703)	(5,644,200)	$(56,455,622)

PACE Large Co Value Equity Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	16,448	$390,273	3,645	$87,808
Shares repurchased	(621,424)	(14,808,493)	(88,430)	(2,109,149)
Dividends reinvested	363,578	8,562,250	33,684	797,625
Net decrease	(241,398)	$(5,855,970)	(51,101)	$(1,223,716)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,878	$138,904	3,555,141	$84,363,783
Shares repurchased	(79,280)	(1,900,484)	(8,241,539)	(195,063,264)
Dividends reinvested	61,245	1,444,783	4,066,047	95,430,125
Net decrease	(12,157)	$(316,797)	(620,351)	$(15,269,356)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	97,416	$2,116,816	8,839	$199,165
Shares repurchased	(578,984)	(13,129,356)	(105,269)	(2,343,246)
Dividends reinvested	195,073	4,430,117	16,545	377,559
Net decrease	(286,495)	$(6,582,423)	(79,885)	$(1,766,522)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,076	$299,723	4,321,121	$97,734,533
Shares repurchased	(149,139)	(3,392,757)	(10,383,085)	(235,130,902)
Dividends reinvested	35,514	807,218	2,219,766	50,233,136
Net decrease	(100,549)	$(2,285,816)	(3,842,198)	$(87,163,233)

PACE Large Co Growth Equity Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,496	$408,750	852	$17,589
Shares repurchased	(216,995)	(5,684,237)	(27,024)	(572,662)
Dividends reinvested	167,775	4,180,943	15,249	305,897
Net decrease	(33,724)	$(1,094,544)	(10,923)	$(249,176)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,475	$94,002	2,728,091	$73,367,250
Shares repurchased	(45,596)	(1,246,826)	(8,855,088)	(237,600,222)
Dividends reinvested	53,891	1,399,023	4,534,804	116,816,539
Net increase (decrease)	11,770	$246,199	(1,592,193)	$(47,416,433)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	35,214	$797,762	4,805	$89,015
Shares repurchased	(221,741)	(5,017,890)	(63,737)	(1,191,712)
Dividends reinvested	61,879	1,318,013	6,142	108,599
Net decrease	(124,648)	$(2,902,115)	(52,790)	$(994,098)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,931	$139,872	4,297,217	$99,576,157
Shares repurchased	(84,723)	(1,997,979)	(9,795,290)	(228,489,621)
Dividends reinvested	20,433	450,768	1,762,289	38,611,773
Net decrease	(58,359)	$(1,407,339)	(3,735,784)	$(90,301,691)

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	17,544	$356,801	6,058	$98,840
Shares repurchased	(78,526)	(1,625,174)	(72,326)	(1,197,996)
Dividends reinvested	89,152	1,775,917	30,827	503,716
Net increase (decrease)	28,170	$507,544	(35,441)	$(595,440)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,848,682	$39,144,415
Shares repurchased	(4,642)	(99,668)	(4,010,485)	(84,898,833)
Dividends reinvested	1,506	31,275	2,563,645	52,580,356
Net increase (decrease)	(3,136)	$(68,393)	401,842	$6,825,938

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	22,524	$442,534	5,365	$97,193
Shares repurchased	(94,015)	(1,933,931)	(43,473)	(721,678)
Dividends reinvested	31,163	647,548	8,801	154,544
Net decrease	(40,328)	$(843,849)	(29,307)	$(469,941)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	380	$8,190	2,186,330	$45,803,057
Shares repurchased	(23,076)	(475,970)	(5,020,452)	(105,541,766)
Dividends reinvested	737	15,893	924,407	19,717,504
Net decrease	(21,959)	$(451,887)	(1,909,715)	$(40,021,205)

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	6,286	$115,013	1,315	$17,899
Shares repurchased	(159,548)	(2,857,000)	(62,678)	(834,272)
Dividends reinvested	68,619	1,175,452	13,101	171,628
Net decrease	(84,643)	$(1,566,535)	(48,262)	$(644,745)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,750,390	$33,194,319
Shares repurchased	(3,589)	(73,821)	(4,551,648)	(86,914,728)
Dividends reinvested	289	5,347	1,342,869	24,520,791
Net decrease	(3,300)	$(68,474)	(1,458,389)	$(29,199,618)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	21,537	$307,658	27,464	$324,342
Shares repurchased	(198,619)	(2,997,232)	(43,816)	(506,314)
Dividends reinvested	—	—	—	—
Net decrease	(177,082)	$(2,689,574)	(16,352)	$(181,972)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	262	$4,401	2,716,804	$43,686,141
Shares repurchased	(26,378)	(409,960)	(5,593,573)	(90,563,865)
Dividends reinvested	—	—	46	700
Net decrease	(26,116)	$(405,559)	(2,876,723)	$(46,877,024)

PACE International Equity Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	14,058	$241,691	5,447	$90,193
Shares repurchased	(133,104)	(2,263,205)	(16,335)	(276,772)
Dividends reinvested	31,358	531,517	1,325	22,082
Net decrease	(87,688)	$(1,489,997)	(9,563)	$(164,497)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,514	$195,044	7,124,780	$120,466,509
Shares repurchased	(117,890)	(1,999,327)	(9,729,905)	(164,664,097)
Dividends reinvested	18,530	312,609	1,352,532	22,763,116
Net decrease	(87,846)	$(1,491,674)	(1,252,593)	$(21,434,472)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	36,409	$535,552	1,730	$25,008
Shares repurchased	(256,375)	(3,739,739)	(35,061)	(487,060)
Dividends reinvested	37,580	519,732	1,452	19,766
Net decrease	(182,386)	$(2,684,455)	(31,879)	$(442,286)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,403	$335,300	12,384,069	$182,116,934
Shares repurchased	(259,024)	(3,739,939)	(10,880,708)	(158,879,925)
Dividends reinvested	22,854	314,477	1,407,765	19,328,610
Net increase (decrease)	(213,767)	$(3,090,162)	2,911,126	$42,565,619

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,453	$730,319	2,591	$34,410
Shares repurchased	(72,272)	(1,038,785)	(16,939)	(219,728)
Dividends reinvested	2,470	34,896	267	3,484
Net decrease	(20,349)	$(273,570)	(14,081)	$(181,834)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,185	$365,023	3,588,386	$51,498,515
Shares repurchased	(61,174)	(867,540)	(5,291,813)	(76,099,371)
Dividends reinvested	6,786	96,566	368,348	5,212,130
Net decrease	(29,203)	$(405,951)	(1,335,079)	$(19,388,726)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,192	$181,698	—	$—
Shares repurchased	(61,822)	(732,375)	(18,856)	(203,093)
Dividends reinvested	2,482	26,782	92	915
Net decrease	(44,148)	$(523,895)	(18,764)	$(202,178)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	20,151	$245,755	5,624,189	$66,658,885
Shares repurchased	(145,722)	(1,715,451)	(7,063,584)	(84,497,808)
Dividends reinvested	6,934	75,304	357,626	3,862,358
Net decrease	(118,637)	$(1,394,392)	(1,081,769)	$(13,976,565)

PACE Global Real Estate Securities Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,857	$21,301	—	$—
Shares repurchased	(15,793)	(119,785)	(12,022)	(87,735)
Dividends reinvested	1,778	13,616	716	5,266
Net decrease	(11,158)	$(84,868)	(11,306)	$(82,469)

	Class Y*		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,160,408	$15,617,196
Shares repurchased	(4,239)	(31,230)	(3,253,350)	(23,562,691)
Dividends reinvested	174	1,289	785,141	5,786,490
Net decrease	(4,065)	$(29,941)	(307,801)	$(2,159,005)

*  Class Y was fully redeemed as of January 25, 2018.

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	24,369	$187,585	10,552	$79,994
Shares repurchased	(13,227)	(99,468)	(19,433)	(137,938)
Dividends reinvested	1,996	14,210	1,594	10,900
Net increase (decrease)	13,138	$102,327	(7,287)	$(47,044)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,146	$8,282	2,337,461	$16,893,651
Shares repurchased	(484)	(3,514)	(3,790,450)	(27,427,929)
Dividends reinvested	136	938	820,141	5,626,170
Net increase (decrease)	798	$5,706	(632,848)	$(4,908,108)

PACE Alternative Strategies Investments
For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	62,177	$679,328	2,456	$24,990
Shares repurchased	(210,542)	(2,286,869)	(330,601)	(3,363,213)
Net decrease	(148,365)	$(1,607,541)	(328,145)	$(3,338,223)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,305	$25,051	7,832,097	$84,518,686
Shares repurchased	(12,642)	(137,763)	(11,977,868)	(129,118,756)
Net decrease	(10,337)	$(112,712)	(4,145,771)	$(44,600,070)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	113,582	$1,184,373	56,144	$555,670
Shares repurchased	(234,713)	(2,474,229)	(373,423)	(3,711,389)
Dividends reinvested	—	—	—	—
Net decrease	(121,131)	$(1,289,856)	(317,279)	$(3,155,719)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,528	$89,460	10,350,762	$108,680,982
Shares repurchased	(132,701)	(1,380,661)	(17,743,826)	(185,454,010)
Dividends reinvested	—	—	—	—
Net decrease	(124,173)	$(1,291,201)	(7,393,064)	$(76,773,028)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2018 and July 31, 2017 were as follows:

	2018				2017
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$1,702,668	$—	$—	$—	$227,818	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,187,923	—	—	—	13,518,665	—	—
PACE Intermediate Fixed Income Investments	—	9,187,685	—	—	—	8,021,219	—	—
PACE Strategic Fixed Income Investments	—	23,939,039	—	—	—	32,945,823	6,254,022	—
PACE Municipal Fixed Income Investments	10,258,435	4,059	491,249	—	10,386,704	92,505	2,805,662	—
PACE Global Fixed Income Investments	—	—	—	6,859,964	—	9,237,190	—	4,012,782
PACE High Yield Investments	—	20,354,798	—	—	—	23,351,261	—	—
PACE Large Co Value Equity Investments	—	28,848,195	84,239,056	—	—	23,248,091	36,152,031	—
PACE Large Co Growth Equity Investments	—	8,069,886	121,393,468	—	—	4,312,814	38,258,776	—

PACE Select Advisors Trust

Notes to financial statements

	2018				2017
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Small/Medium Co Value Equity Investments	$—	$31,579,718	$26,560,820	$—	$—	$16,268,383	$5,521,465	$—
PACE Small/Medium Co Growth Equity Investments	—	1,103,205	26,024,878	—	—	—	—	—
PACE International Equity Investments	—	25,309,332	—	—	—	21,641,537	—	—
PACE International Emerging Markets Equity Investments	—	5,671,379	—	—	—	4,192,140	—	—
PACE Global Real Estate Securities Investments	—	6,006,803	218,765	—	—	6,076,147	—	—

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at July 31, 2018 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
PACE Government Money Market Investments	$193,312,361	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	639,989,756	5,950,388	(12,421,448)	(6,471,060)
PACE Intermediate Fixed Income Investments	387,649,832	1,361,100	(7,772,285)	(6,411,185)
PACE Strategic Fixed Income Investments	1,059,864,694	18,389,540	(34,682,043)	(16,292,503)
PACE Municipal Fixed Income Investments	350,869,329	6,474,667	(2,944,843)	3,529,824
PACE Global Fixed Income Investments	455,006,272	8,773,036	(14,548,538)	(5,775,502)
PACE High Yield Investments	391,190,591	7,501,432	(12,177,815)	(4,676,383)
PACE Large Co Value Equity Investments	1,168,504,986	231,089,979	(55,520,585)	175,569,394
PACE Large Co Growth Equity Investments	1,011,347,061	400,265,194	(8,426,098)	391,839,096
PACE Small/Medium Co Value Equity Investments	486,379,414	94,378,844	(14,557,689)	79,821,155
PACE Small/Medium Co Growth Equity Investments	452,958,883	120,722,505	(7,866,329)	112,856,176
PACE International Equity Investments	1,126,352,823	155,880,177	(61,972,312)	93,907,865
PACE International Emerging Markets Equity Investments	417,184,885	65,739,892	(27,912,301)	37,827,591
PACE Global Real Estate Securities Investments	141,914,894	2,629,385	(3,873,254)	(1,243,869)
PACE Alternative Strategies Investments	565,665,699	45,750,829	(39,065,200)	6,685,629

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies and non-taxable special dividends.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	income	Undistributed ordinary capital gains	Accumulated Undistributed long-term other losses	realized capital and (depreciation)	Unrealized appreciation Total
PACE Government Money Market Investments	$107,862	$—	$(1,106)	$—	$106,756
PACE Mortgage-Backed Securities Fixed Income Investments	394,225	—	(23,321,878)	(6,441,796)	(29,369,449)
PACE Intermediate Fixed Income Investments	1,470,128	—	(5,615,885)	(6,409,076)	(10,554,833)
PACE Strategic Fixed Income Investments	1,480,361	—	(20,394,443)	(16,410,552)	(35,324,634)
PACE Municipal Fixed Income Investments	149,560	390,310	—	3,529,824	4,069,694
PACE Global Fixed Income Investments	—	—	(7,739,979)	(5,807,658)	(13,547,637)
PACE High Yield Investments	2,586,809	—	(5,646,601)	(4,685,682)	(7,745,474)
PACE Large Co Value Equity Investments	9,498,516	81,633,769	(3,454,440)	175,569,390	263,247,235
PACE Large Co Growth Equity Investments	12,096,863	157,719,120	—	391,839,107	561,655,090
PACE Small/Medium Co Value Equity Investments	13,055,554	11,378,317	—	79,821,152	104,255,023
PACE Small/Medium Co Growth Equity Investments	19,224,526	38,421,535	—	112,856,174	170,502,235
PACE International Equity Investments	15,320,294	—	(2,509,189)	93,833,443	106,644,548
PACE International Emerging Markets Equity Investments	5,433,086	—	(31,762,140)	37,143,885	10,814,831
PACE Global Real Estate Securities Investments	3,058,912	—	(2,891,737)	(1,231,539)	(1,064,364)
PACE Alternative Strategies Investments	—	—	(10,798,233)	6,631,335	(4,166,898)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Post-enactment loss incurred that will be carried forward indefinitely are as follows:

Portfolio	Short-term	Long-term	Total
PACE Government Money Market Investments	$1,106	$—	$1,106
PACE Mortgage-Backed Securities Fixed Income Investments	10,077,104	13,233,061	23,310,165
PACE Intermediate Fixed Income Investments	3,973,510	1,602,485	5,575,995
PACE Strategic Fixed Income Investments	20,382,141	—	20,382,141
PACE Global Fixed Income Investments	7,258,048	—	7,258,048
PACE High Yield Investments	—	5,646,601	5,646,601
PACE International Emerging Markets Equity Investments	31,762,140	—	31,762,140
PACE Global Real Estate Securities Investments	—	2,891,737	2,891,737

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE Government Money Market Investments	$6
PACE High Yield Investments	8,237,365
PACE International Equity Investments	61,970,961
PACE International Emerging Markets Equity Investments	32,477,503
PACE Alternative Strategies Investments	28,469,411

PACE Select Advisors Trust

Notes to financial statements

During the fiscal year ended July 31, 2018, the following Portfolios had expired capital loss carryforwards not utilized:

Capital loss carryforwards expired
PACE Global Fixed Income Investments	$7,784,695
PACE International Equity Investments	60,069,744
PACE Alternative Strategies Investments	7,271,957

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2018, the following Portfolio incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
Portfolio	losses	Short-term	Long-term
PACE Alternative Strategies Investments	$9,771,070	$—	$—

At July 31, 2018, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated net investment income/ (distributions in excess of)	Accumulated net realized gain/loss	Beneficial interest
PACE Mortgage-Backed Securities Fixed Income Investments	$4,288,385	$(4,288,385)	$—
PACE Intermediate Fixed Income Investments	844,819	(844,819)	—
PACE Strategic Fixed Income Investments	2,460,291	(2,460,291)	—
PACE Municipal Fixed Income Investments	3,959	(3,959)	—
PACE Global Fixed Income Investments	30,151,987	1,442,631	(31,594,618)
PACE High Yield Investments	1,840,289	(1,840,289)	—
PACE Large Co Value Equity Investments	(507,679)	507,679	—
PACE Large Co Growth Equity Investments	987,808	(987,808)	—
PACE Small/Medium Co Value Equity Investments	305,841	(305,841)	—
PACE Small/Medium Co Growth Equity Investments	4,520,821	(4,520,821)	—
PACE International Equity Investments	2,560,392	57,509,352	(60,069,744)
PACE International Emerging Markets Equity Investments	(280,013)	280,013	—
PACE Global Real Estate Securities Investments	1,393,218	(1,393,218)	—
PACE Alternative Strategies Investments	(5,065,649)	21,529,653	(16,464,004)

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2018, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of July 31, 2018, PACE International Emerging Markets Equity Investments has recognized a liability of $682,295 related to uncertain tax positions which is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended

PACE Select Advisors Trust

Notes to financial statements

July 31, 2018, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2018, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events

At the recommendation of UBS Asset Management (Americas) Inc., each Portfolio's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Fund and the automatic conversion of Class C shares of each Fund into Class A shares of the same Portfolio (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Portfolios ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On or about October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Portfolio will be automatically converted into Class A shares of the same Portfolio. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (currently, 0.50% of average net assets for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments, and 0.75% of average net assets for all other Portfolios) and any contingent deferred sales charges applicable to Class C shares will be waived; 12b-1 service fees (currently, 0.25% of average net assets) will continue to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions will continue and existing shareholders may exchange their Class C shares of the Portfolios for Class C shares of other UBS Family Funds (as defined in the Prospectus), as permitted by existing exchange privileges. Upon the conversion of Class C shares into Class A shares, each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares will be waived in connection with the conversion to Class A shares, and the 12b-1 service fee currently applicable to Class A shares will then apply to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

The Conversion will occur without any action being necessary from shareholders.

Effective August 1, 2018, PACE Intermediate Fixed Income Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.91% for Class A, 1.41% for Class C and 0.66% for both Class Y and Class P. Effective August 1, 2018, PACE Global Fixed Income Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.03% for Class A, 1.51% for Class C, 0.87% for Class Y and 0.84% for Class P. In addition, effective August 1, 2018, PACE Large Co Growth Equity Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.13% for Class A, 1.88% for Class C and 0.88% for both Class Y and Class P.

PACE Select Advisors Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
PACE Select Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of PACE Select Advisors Trust (the "Trust"), (comprising PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively referred to as the "Funds")), including the portfolios of investments, as of July 31, 2018, and the related statements of operations and cash flows (for PACE Large Co Value Equity Investments and PACE International Equity Investments) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The PACE Select Advisors Trust at July 31, 2018, the results of their operations and their cash flows (for PACE Large Co Value Equity Investments and PACE International Equity Investments) for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 28, 2018

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Foreign tax credit
PACE High Yield Investments	$2,151	$—
PACE Large Co Value Equity Investments	27,683,896	—
PACE Large Co Growth Equity Investments	5,744,088	—
PACE Small/Medium Co Value Equity Investments	6,680,018	—
PACE Small/Medium Co Growth Equity Investments	87,495	—
PACE International Equity Investments	—	2,442,075
PACE International Emerging Markets Equity Investments	43,613	1,491,833
PACE Global Real Estate Securities Investments	33,126	—

Also, for the fiscal year ended July 31, 2018, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $32,668,158 and $13,085,535, respectively.

For the taxable year ended July 31, 2018, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Portfolio	Maximum amount considered qualified dividend income
PACE High Yield Investments	$2,183
PACE Large Co Value Equity Investments	28,852,476
PACE Large Co Growth Equity Investments	5,962,917
PACE Small/Medium Co Value Equity Investments	6,840,739
PACE Small/Medium Co Growth Equity Investments	88,929
PACE International Equity Investments	27,751,407
PACE International Emerging Markets Equity Investments	7,163,212
PACE Global Real Estate Securities Investments	332,449

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2019. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 17-18, 2018, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Subadvisor and/or UBS AM primarily responsible for the day-to-day management of each Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly,

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

and that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $174 billion in assets under management as of March 31, 2018 and was part of the UBS Asset Management Division, which had approximately $831 billion in assets under management worldwide as of March 31, 2018. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through November 30, 2018 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered specific new expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM. The board observed that it had received certain information regarding fees, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly,

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2018, and (b) annualized performance information for each year in the ten-year period ended April 30, 2018. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Government Money Market Investments. The board also noted that as of April 30, 2018, with the exception of PACE International Emerging Markets Equity Investments, PACE Global Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE High Yield Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Jackson Square Partners, LLC and Mar Vista Investment Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. It was noted that the Portfolio's recent performance had improved and, for the one-year period, was closer to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within two basis points (that is, hundredths of a percentage point)—i.e., 0.02%) within a tightly-ranged peer group. Management also noted that, compared to the Supplemental Expense Group, consisting of five other subadvised funds, the Portfolio's Actual Management Fee was more closely aligned with its peers, and the Portfolio's total expenses were below the median. Management stated that the Portfolio's total expenses were lower than those of the only other multi-managed fund in the Supplemental Expense Group. Management also noted the downward trend in the Portfolio's total expenses over the last year, and proposed to voluntarily lower the Portfolio's expense cap by five basis points (i.e., 0.05%).

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Boston Partners Global Investors, Inc., Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), Pzena Investment Management, LLC and River Road Asset Management, LLC, the board, including the Independent Trustees, also considered the following factors:

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-, five- and ten-year periods, but slightly below the Performance Universe median for the one-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within two basis points—i.e., 0.02%). It was noted that, compared to the Supplemental Expense Group, consisting of four other subadvised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with its peers, and the Portfolio's Actual Management Fee and total expenses were at or below the median. Management also noted the downward trend in the Portfolio's total expenses over the last year.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG Investments, LLC ("LMCG"), Riverbridge Partners, LLC and Timpani Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. It was noted that the Portfolio's recent performance had improved and, for the one-year period, was closer to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Huber Capital Management LLC, Kayne Anderson Rudnick Investment Management, LLC, Sapience Investments, LLC and Systematic Financial Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management stated that the Portfolio was classified under the Broadridge Small Cap Core category, as there is not a Broadridge small/medium cap value category. Management noted that small cap companies outperformed small-mid cap value companies by a wide margin during the one-year period, and that within the small-mid cap universe, growth companies largely outperformed value companies during the same period. Management also noted that one of the Portfolio's Subadvisors was a significant detractor to Portfolio performance and underperformed due to stock selection.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as below or at the median in the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Chautauqua Capital Management—a division of Robert W. Baird & Co. Incorporated, Los Angeles Capital and Mondrian Investment Partners Limited ("Mondrian"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception, with performance being reasonably close to the median for the three- and five-year periods. Management explained that although the Portfolio's benchmark is a large cap core index, the Portfolio was classified under the Broadridge International Multi-Cap Growth category due to a bias in small-mid cap portfolio holdings over the last year. Management noted that the Portfolio also had a smaller concentration of growth companies than other funds in the category and that, as growth companies outperformed value companies during the one-year period, the Fund under-performed within the category.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within two basis points—i.e., 0.02%). Management explained the composition of the Expense Group changed during the comparison periods, which resulted in the Fund's Actual Management Fee moving above the median while the Fund's Contractual Management Fee remained reasonably close to the Expense Group median (within three basis points—i.e., 0.03%). Management also noted that, with respect to the Supplemental Expense Group, the Portfolio's total expenses were below the median, notwithstanding that the managers of all of the other subadvised funds utilize only one subadvisor.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG, Mondrian and William Blair Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio's recent performance had improved and, for the one-year period, was closer to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were at the median and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the variance in the Portfolio's total expenses relative to the Expense Group median was primarily attributable to non-management fee expenses, including custody fees. Management explained that the Portfolio's custody costs were historically asset-based, but that starting in April 2018, those costs became calculated primarily on a transaction-basis and that, all else remaining constant, custody costs of the Portfolio are reasonably expected to decrease. Management further noted that the Portfolio's expense cap has declined 45 basis points (i.e., 0.45%). since 2014 while the Expense Group median remained within a five basis point (i.e., 0.05%) range over the same period.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, LLC, AQR Capital Management, LLC, Aviva Investors Americas LLC, First Quadrant L.P., Kettle Hill Capital Management, LLC, PCJ Investment Counsel Ltd., Principal Global Investors, LLC doing business as Macro Currency Group, Sirios Capital Management, L.P. and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the five-year period, but the Portfolio's performance was below the Performance Universe median for the one-, three- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were below the median and its Actual Management Fee was slightly above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. With respect to the Supplemental Expense Group, the Portfolio's Actual Management Fee was at the median, while its Contractual Management Fee and total expenses were below the median.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three- and ten-year periods and since inception, but the Portfolio's performance was above the Performance Universe median for the five-year period. Management noted that, during the one-year period, the Portfolio's value focus resulted in underperformance against the Performance Universe, which had rewarded funds with a growth focus.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median (lowest Actual Management Fee in the Expense Group) and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Similarly, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were at or below each of their respective medians in the Supplemental Expense Group. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within five basis points—i.e., 0.05%). Management explained that the Portfolio's higher transfer agent fees are the main driver of the Portfolio's higher total expenses, which are a result of the large number of shareholder accounts with smaller account sizes within the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five-year and ten-year periods, but above the Performance Universe median since inception. Management noted that that the Portfolio is managed as a higher-quality offering with a small exposure to non-investment grade securities compared to the Performance Universe.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management also noted it believes the Portfolio outperformed expectations in a market environment where funds with greater exposure to lower-quality, non-agency securities significantly outperformed funds with a greater exposure to higher-quality agency securities.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee was reasonably close to the Supplemental Expense Group median (within three basis points—i.e., 0.03%) and the Portfolio's Actual Management Fee and total expenses were at or below the Supplemental Expense Group medians. It was noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned to its peers.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median in the Portfolio's Expense Group (with the Portfolio's Contractual Management Fee the highest in the Expense Group) and its total expenses were at the median for the comparison periods utilized in the Broadridge report. Management explained that the Actual Management Fee, although above the median, was reasonably close to the Expense Group median (within four basis points—i.e., 0.04%). Management noted the downward trend in the Portfolio's total expenses over the last few years.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that poorly-timed portfolio positioning detracted from the Portfolio's performance during the one-year period. With regard to the comparability of longer-term performance, management noted that the Fund's benchmark changed in April 2017 and the duration of the Portfolio was generally about two years less than the average duration of the Performance Universe before April 2017. Management explained that during the recent period of prolonged historically low interest rates, the Portfolio has produced lower returns versus longer-duration peers.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's Actual Management Fee, although above the median, was reasonably close to the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Expense Group median (within six basis points—i.e., 0.06%). Management explained that the Portfolio's high transfer agent fees are the main driver of the Portfolio's higher total expenses, which are a result of the large number of shareholder accounts with smaller account sizes within the Portfolio. Management proposed to voluntarily lower the Portfolio's expense cap by two basis points (i.e., 0.02%).

PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-year period, but was below the Performance Universe median for the three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee and Actual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Actual Management Fee was reasonably close to the Expense Group median (within seven basis points—i.e., 0.07%). Management also noted that as of December 1, 2016, the Portfolio changed its name, investment strategy and performance benchmark, which resulted in the Portfolio being reclassified under the Global Income category. Management explained that the Expense Group composition of comparable funds has changed considerably as a result of the Portfolio's strategy change. Management noted that the Broadridge materials do not fully reflect the expense limitation agreement which brings the Portfolio's total expenses to only eight basis points (i.e., 0.08%) above the Expense Group median. Management noted that the Actual Management Fee currently in effect is only five basis points (i.e., 0.05%) above the Expense Group median. Management proposed to voluntarily lower the Portfolio's expense cap by three basis points (i.e., 0.03%).

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BNY Mellon Asset Management North America Corporation, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at the Performance Universe median for the five-year period, but below the Performance Universe median for the one-, three and ten-year periods and since inception, although for the three- and ten-year periods, the Portfolio's performance was within one basis point (i.e., 0.01%) and four basis points (i.e., 0.04%), respectively, of the median. Management explained that the Portfolio is managed as a higher-quality offering and was underweight to BBB-rated securities and overweight to A-rated securities relative to its peers during the one-year period. Management stated that this led the Portfolio to underperform, as BBB-rated municipal bonds produced a total return more than twice the return of A-rated municipal bonds. Management stated that it believes the Portfolio performed consistent with management expectations given its higher-quality focus relative to Performance Universe peer funds.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted the downward trend in the Portfolio's expenses and explained that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses, although all above the respective median, were reasonably close

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

to the Expense Group median (within two basis points—i.e., 0.02%, two basis points—i.e., 0.02% and five basis points—i.e., 0.05%, respectively).

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Neuberger Berman Investment Advisers LLC and PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three- and ten-year periods and since inception and below the Performance Universe median for the one- and five-year periods.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted the Portfolio's total expenses have become more closely aligned with its peer group over the last few years. Management noted that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were similar to or lower than the only other fund utilizing multiple subadvisors in its Supplemental Expense Group (which consisted of seven other subadvised funds, five of which utilize affiliated subadvisors). Management further noted the downward trend in the Portfolio's total expenses, and explained that slightly higher transfer agency and non-management expenses contribute to the Portfolio's overall higher total expense ratio.

PACE Government Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at or above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. The board noted that the Portfolio's above median performance included periods during which the Portfolio was managed as a prime money market fund, in contrast to the government money market funds in the Portfolio's Performance Universe.

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and its Actual Management Fee were below the median, and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses were reasonably close to the Expense Group median (within 3 basis points—i.e., 0.03%). Management explained that the Portfolio's higher total expenses relative to its Expense Group were in part due to higher transfer agency expenses relative to peers, reflective of the smaller average size of Portfolio shareholder accounts.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee, as proposed by management after questions and/or suggestions posed by the board, was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 76 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since November 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 12 investment companies (consisting of 50 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 77 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also a director of FCB Financial Holdings, Inc. (banking) (and serves as the chair of its audit committee and member of the nominating and governance committee and compensation committee).

Richard R. Burt; 71 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 78 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 58 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 50	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 55	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 40	Vice President	Since November 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 60	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004 respectively). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since October 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 31	Vice President and Assistant Secretary	Since May 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 60	Vice President	Since May 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 52	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***, 59	Chief Compliance Officer	Since November 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 69 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 45	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 27 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 52	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 33	Vice President and Assistant Secretary	Since May 2018

Mr. Stacey is a director and associate general counsel with UBS Business Solutions US LLC (Since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region. Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 54	Vice President	Since May 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak**; 35	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 57	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

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Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and
Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2018. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

PACE® Government Money Market Investments

Annual Report  | July 31, 2018

PACE Government Money Market Investments

Performance

The seven-day current yield for the Portfolio as of July 31, 2018 was 1.36% (after fee waivers/expense reimbursements).1 For more information on the Portfolio's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share.

Advisor's Comments

The Fed continued to normalize monetary policy during the reporting period. For example, the Fed raised rates in December 2017, March 2018 and June 2018. With its last rate hike, the federal funds rate moved to a range between 1.75% and 2.00%. In addition, the Fed began reducing its balance sheet in October 2017. For the remainder of 2018, the Fed currently expects to make two additional 0.25% rate hikes, while continuing to pare its balance sheet. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

1

PACE Government Money Market Investments

by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 40 days. This was decreased to 22 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

We thank you for your continued support and welcome any comments or questions you may have. For any additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Government Money Market Investments Managing Director, UBS Asset Management (Americas) Inc.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectus for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

PACE Government Money Market Investments

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 month period ended July 31, 2018. The views and opinions in the letter were current as of September 15, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

3

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2018 to July 31, 2018.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2018	Ending account value July 31, 2018	Expenses paid during period[1] 02/01/18 to 07/31/18	Expense ratio during the period
Actual	$1,000.00	$1,005.50	$2.98	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

5

PACE Government Money Market Investments

Yields and characteristics at a glance—July 31, 2018
(unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.36%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.37
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.35
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.35
Weighted average maturity[2]	22 days
Portfolio composition[3]
US government and agency obligations	80.6%
Repurchase agreements	21.8
Other assets less liabilities	(2.4)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

6

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government and agency obligations—80.57%
Federal Farm Credit Bank
1 mo. USD LIBOR – 0.085%,
1.987%, due 08/30/18[1]	$1,000,000	$999,958
Federal Home Loan Bank
1.850%, due 08/01/18[2]	2,000,000	2,000,000
1.850%, due 08/03/18[2]	1,000,000	999,897
1.850%, due 08/07/18[2]	3,000,000	2,999,075
1.860%, due 08/14/18[2]	2,000,000	1,998,657
1.879%, due 08/08/18[2]	2,000,000	1,999,269
1.890%, due 08/06/18[2]	4,000,000	3,998,950
1.890%, due 08/08/18[2]	2,000,000	1,999,265
1.890%, due 08/28/18[2]	1,000,000	998,583
1.893%, due 08/22/18[2]	3,000,000	2,996,687
1.895%, due 08/07/18[2]	1,000,000	999,684
1.895%, due 08/10/18[2]	2,000,000	1,999,053
1.895%, due 08/24/18[2]	3,000,000	2,996,368
1.899%, due 08/01/18[2]	2,000,000	2,000,000
1.900%, due 08/08/18[2]	2,000,000	1,999,261
1.900%, due 08/15/18[2]	2,000,000	1,998,522
1.900%, due 08/20/18[2]	1,000,000	998,997
1.910%, due 08/15/18[2]	1,000,000	999,257
1.910%, due 08/24/18[2]	1,000,000	998,780
1.910%, due 08/30/18[2]	5,000,000	4,992,307
1.915%, due 08/16/18[2]	1,000,000	999,202
1.915%, due 08/17/18[2]	2,000,000	1,998,298
1.915%, due 09/13/18[2]	3,000,000	2,993,138
1.915%, due 09/14/18[2]	3,000,000	2,992,978
1.917%, due 08/31/18[2]	3,000,000	2,995,208
1.918%, due 08/15/18[2]	1,000,000	999,254
1.918%, due 09/26/18[2]	2,000,000	1,994,033
1.919%, due 08/29/18[2]	2,000,000	1,997,015
1.929%, due 09/19/18[2]	1,000,000	997,374
1.930%, due 09/07/18[2]	2,000,000	1,996,033

7

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government and agency obligations—(continued)
1.950%, due 10/04/18[2]	$1,000,000	$996,533
1.984%, due 10/26/18[2]	1,000,000	995,261
1.989%, due 10/24/18[2]	4,000,000	3,981,436
1.995%, due 10/17/18[2]	2,000,000	1,991,466
2.008%, due 10/31/18[2]	2,000,000	1,989,848
2.060%, due 12/11/18[2]	3,000,000	2,977,340
1 mo. USD LIBOR – 0.070%,
1.994%, due 08/25/18[1]	1,000,000	1,000,232
1 mo. USD LIBOR – 0.070%,
2.002%, due 08/28/18[1]	1,300,000	1,300,000
1 mo. USD LIBOR – 0.080%,
1.993%, due 08/17/18[1]	1,250,000	1,250,000
1 mo. USD LIBOR – 0.080%,
2.002%, due 08/19/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.080%,
2.020%, due 08/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.085%,
2.005%, due 08/03/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.090%,
1.996%, due 08/06/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.095%,
1.986%, due 08/21/18[1]	1,200,000	1,200,000
1 mo. USD LIBOR – 0.100%,
1.979%, due 08/18/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.100%,
1.981%, due 08/21/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.105%,
1.965%, due 08/26/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.105%,
1.976%, due 08/22/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.105%,
1.981%, due 08/19/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.110%,
1.963%, due 08/17/18[1]	1,500,000	1,500,000
8

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government and agency obligations—(continued)
1 mo. USD LIBOR – 0.115%,
1.954%, due 08/24/18[1]	$2,000,000	$2,000,000
1 mo. USD LIBOR – 0.115%,
1.949%, due 08/24/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.115%,
1.964%, due 08/18/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.115%,
1.967%, due 08/19/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.115%,
1.975%, due 08/03/18[1]	1,000,000	1,000,044
1 mo. USD LIBOR – 0.115%,
1.985%, due 08/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.120%,
1.952%, due 08/28/18[1]	1,000,000	999,999
1 mo. USD LIBOR – 0.125%,
1.956%, due 08/21/18[1]	3,000,000	3,000,129
1 mo. USD LIBOR – 0.125%,
1.947%, due 08/16/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.125%,
1.952%, due 08/27/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.125%,
1.961%, due 08/20/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.130%,
1.956%, due 08/10/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.130%,
1.942%, due 08/16/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.130%,
1.943%, due 08/17/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.130%,
1.951%, due 08/22/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.130%,
1.952%, due 08/01/18[1]	4,000,000	4,000,000
1 mo. USD LIBOR – 0.130%,
1.967%, due 08/08/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.135%,
1.932%, due 08/12/18[1]	1,000,000	1,000,000

9

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government and agency obligations—(continued)
1 mo. USD LIBOR – 0.135%,
1.937%, due 08/16/18[1]	$3,000,000	$2,999,999
1 mo. USD LIBOR – 0.135%,
1.937%, due 08/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.135%,
1.937%, due 08/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.135%,
1.965%, due 08/05/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.140%,
1.927%, due 08/12/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.140%,
1.924%, due 08/25/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.140%,
1.932%, due 08/16/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.140%,
1.960%, due 08/05/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.145%,
1.927%, due 08/29/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.145%,
1.927%, due 08/15/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.150%,
1.922%, due 08/16/18[1]	3,000,000	3,000,000
1 mo. USD LIBOR – 0.155%,
1.912%, due 08/12/18[1]	1,000,000	1,000,000
3 mo. USD LIBOR – 0.210%,
2.125%, due 10/26/18[1]	2,000,000	1,999,848
3 mo. USD LIBOR – 0.340%,
1.991%, due 10/10/18[1]	2,000,000	2,000,000
3 mo. USD LIBOR – 0.340%,
2.002%, due 10/24/18[1]	1,000,000	1,000,000
3 mo. USD LIBOR – 0.160%,
2.170%, due 08/24/18[1]	1,000,000	1,001,287
US Treasury Bill
1.809%, due 08/09/18[2]	3,000,000	2,998,816

10

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

	Face amount	Value
US government and agency obligations—(concluded)
US Treasury Note
3 mo. Treasury money market yield + 0.170%,
2.180%, due 08/01/18[1]	$1,000,000	$1,000,020
Total US government and agency obligations (cost—$152,117,361)		152,117,361
Repurchase agreements—21.82%
Repurchase agreement dated 07/31/18 with Fixed Income Clearing Corp., 0.350% due 08/01/18, collateralized by $210,000 US Treasury Note, 2.000% due 04/30/24; (value—$201,091); proceeds: $195,002	195,000	195,000
Repurchase agreement dated 07/31/18 with Goldman Sachs & Co., 1.890% due 08/01/18, collateralized by $3,548,000 Federal National Mortgage Association obligations, 6.625% to 7.250% due 05/15/30 to 11/15/30, $4,645,900 US Treasury Inflation Index Bond, 2.500% due 01/15/29 and $45,270,404 US Treasury Bond STRIPs, zero coupon due 02/15/23 to 02/15/42; (value—$41,820,012); proceeds: $41,002,153	41,000,000	41,000,000
Total repurchase agreements (cost—$41,195,000)		41,195,000
Total investments (cost—$193,312,361 which approximates cost for federal income tax purposes)—102.39%		193,312,361
Liabilities in excess of other assets—(2.39)%		(4,518,375)
Net assets—100.00%		$188,793,986

11

PACE Government Money Market Investments

Portfolio of investments—July 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$152,117,361	$—	$152,117,361
Repurchase agreements	—	41,195,000	—	41,195,000
Total	$—	$193,312,361	$—	$193,312,361

At July 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

Portfolio acronyms

LIBOR  London Interbank Offered Rate

STRIP  Separate Trading of Registered Interest and Principal of Securities

See accompanying notes to financial statements
12

PACE Government Money Market Investments

Statement of assets and liabilities—July 31, 2018

Assets:
Investments, at value (cost—$152,117,361)	$152,117,361
Repurchase agreements, at value (cost—$41,195,000)	41,195,000
Total investments in securities, at value (cost—$193,312,361)	193,312,361
Cash	800
Receivable for interest	67,093
Receivable for shares of beneficial interest sold	250,379
Other assets	10,803
Total assets	193,641,436
Liabilities:
Payable for investments purchased	3,983,881
Payable for shares of beneficial interest repurchased	442,752
Dividends payable to shareholders	108,454
Payable to affiliate	33,942
Payable to custodian	204
Accrued expenses and other liabilities	278,217
Total liabilities	4,847,450
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$188,795,684
Accumulated net realized loss	(1,698)
Net assets	$188,793,986
Shares outstanding	188,794,482
Net asset value	$1.00

See accompanying notes to financial statements
13

PACE Government Money Market Investments

Statement of operations

For the year ended July 31, 2018
Investment income:
Interest	$2,952,689
Expenses:
Investment management and administration fees	729,181
Transfer agency and related services fees	858,725
Professional services	113,675
Reports and notices to shareholders	34,178
State registration fees	29,364
Trustees' fees	21,157
Custody and accounting fees	12,057
Insurance expense	3,724
Other expense	43,999
1,846,060
Fee waivers and/or expense reimbursements by investment manager and administrator	(596,039)
Net expenses	1,250,021
Net investment income	1,702,668
Net realized gain	6
Net increase in net assets resulting from operations	$1,702,674

See accompanying notes to financial statements
14

PACE Government Money Market Investments

Statement of changes in net assets

	For the years ended July 31,
	2018	2017
From operations:
Net investment income	$1,702,668	$227,818
Net realized gain (loss)	6	(1,112)
Net increase in net assets resulting from operations	1,702,674	226,706
Dividends to shareholders from:
Net investment income	(1,702,668)	(227,818)
Net increase (decrease) in net assets from beneficial interest transactions	(10,791,379)	16,609,926
Net increase (decrease) in net assets	(10,791,373)	16,608,814
Net assets:
Beginning of year	199,585,359	182,976,545
End of year	$188,793,986	$199,585,359
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
15

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

Class P

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.008	0.001	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	0.000[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase from operations	0.008	0.001	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	(0.000)[1]	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.83%	0.11%	0.01%	0.01%	0.01%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%	0.95%	0.96%	0.93%	0.91%
Expenses after fee waivers and/or expense reimbursements	0.60%	0.52%	0.26%	0.14%	0.14%
Net investment income	0.82%	0.12%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$188,794	$199,585	$182,977	$168,503	$212,025

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements
16

PACE Government Money Market Investments

Notes to financial statements

Organization and significant accounting policies

PACE Government Money Market Investments (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

PACE Government Money Market Investments

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain then current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments, and the changes are incorporated within the financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a

18

PACE Government Money Market Investments

Notes to financial statements

"government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or

19

PACE Government Money Market Investments

Notes to financial statements

temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 of the 1940 Act or a Portfolio's investment strategies and limitations may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into

20

PACE Government Money Market Investments

Notes to financial statements

repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In

21

PACE Government Money Market Investments

Notes to financial statements

accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2018, UBS AM is owed $33,942 from the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2018 at a level not to exceed 0.60%. For the period ended July 31, 2018, UBS AM waived $409,180 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2018, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2019	Expires July 31, 2020	Expires July 31, 2021
$1,786,903	$706,786	$670,937	$409,180

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the period ended July 31, 2018, UBS AM did not voluntarily waived and/or reimbursed expenses for that purpose.

22

PACE Government Money Market Investments

Notes to financial statements

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended July 31, 2018, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $7,978,864. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. For the year ended July 31, 2018, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $186,859, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial

23

PACE Government Money Market Investments

Notes to financial statements

Services Inc. Voluntary fee waiver/expense reimbursement arrangements may be amended or end at any time.

For the period ended July 31, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $341,720 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2018	2017
Shares sold	153,320,074	279,769,071
Shares repurchased	(165,625,042)	(263,332,595)
Dividends reinvested	1,513,589	173,450
Net increase (decrease) in shares outstanding	(10,791,379)	16,609,926

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2018 and July 31, 2017 was ordinary income in the amount of $1,702,668 and $227,818, respectively.

24

PACE Government Money Market Investments

Notes to financial statements

At July 31, 2018, the components of accumulated earnings on a tax basis were undistributed ordinary income of $107,862 and accumulated realized capital and other losses of $1,106.

There were no reclassifications arising from permanent "book/tax" differences for the fiscal year ended July 31, 2018.

Under the Regulated Investment Company Modernization Act of 2010 (The "Act"), net capital losses recognized by the portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2018, the Portfolio had post-enactment short-term capital loss carryforwards of $(1,106). During the current fiscal year, the Portfolio utilized $6 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of July 31, 2018, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2018, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2018, remains subject to examination by the Internal Revenue Service and state taxing authorities.

25

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

To the Shareholders and the Board of
Trustees of PACE Government Money Market Investments

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PACE Government Money Market Investments (the "Fund") (one of the funds constituting PACE Select Advisors Trust), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting PACE Select Advisors Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over

26

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 28, 2018

27

PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Portfolio designates $1,702,668 of ordinary income distributions paid as qualified interest income.

28

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 17-18, 2018, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of PACE Government Money Market Investments (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services

29

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

rendered by UBS AM concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $174 billion in assets under management as of March 31, 2018 and was part of the UBS Asset Management Division, which had approximately $831 billion in assets under management worldwide as of March 31, 2018. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided)

30

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2018 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information on UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated

31

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and its Actual Management Fee, were below the median, and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.) Management noted that the Portfolio's total expenses were reasonably close to the Expense Group median (within 3 basis points—i.e., 0.03%). Management explained that the Portfolio's higher total expenses relative to its Expense Group were in part due to higher transfer agency expenses relative to peers, reflective of the smaller average size of Portfolio shareholder accounts.

In light of the foregoing, the board determined that the proposed contractual management fee payable by the Portfolio to UBS AM was reasonable in light of the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Management and Administration Agreement.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2018, and (b) annualized performance information for each year in the ten-year period ended April 30, 2018. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The

32

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was at or above the median for the one-, three-, five- and ten-year periods and since inception. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) The board noted that the Portfolio's above median performance included periods during which the Portfolio was managed as a prime money market fund, in contrast to the government money market funds in the Portfolio's Performance Universe. Based on its review of the Portfolio, the board concluded that the Portfolio's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

33

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS AM were present.

34

PACE Government Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

35

PACE Government Money Market Investments

Supplemental information (unaudited)

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg[2]; 76 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since November 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

36

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 76 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036

Professor Feldberg is a director or trustee of 12 investment companies (consisting of 50 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

37

PACE Government Money Market Investments

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 77 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Richard R. Burt; 71 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.
Bernard H. Garil; 78 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

38

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 77 207 Benedict Ave. Staten Island, NY 10314	Mr. Bernikow is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also a director of FCB Financial Holdings, Inc. (banking) (and serves as the chair of its audit committee and member of the nominating and governance committee and compensation committee).

Richard R. Burt; 71 McLarty Associates 900 17th Street Washington, D.C. 20006	Mr. Burt is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 78 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

39

PACE Government Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 58 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

40

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 58 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Ms. Higgins is a director or trustee of 7 investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.	None

41

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 50	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 55	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

42

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Franklin P. Dickson*; 40	Vice President	Since November 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

43

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 60	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004 respectively). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since October 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

44

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
William Lawlor**; 31	Vice President and Assistant Secretary	Since May 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 60	Vice President	Since May 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 52	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

45

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Frank S. Pluchino***, 59	Chief Compliance Officer	Since November 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 69 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 45	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 27 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 52	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

46

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Philip Stacey**; 33	Vice President and Assistant Secretary	Since May 2018

Mr. Stacey is a director and associate general counsel with UBS Business Solutions US LLC (Since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region. Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 54	Vice President	Since May 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak**; 35	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

47

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 57	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

  2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

  *  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

  **  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

  ***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

48

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2018. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2018 and July 31, 2017, the aggregate Ernst & Young LLP (EY) audit fees for professional services rendered to the registrant were approximately $973,597 and $956,102, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2018 and July 31, 2017, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,826 and $42,826, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2018 and 2017 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2018 and July 31, 2017, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $470,773 and $275,795, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2018 and July 31, 2017, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the

Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2018 and July 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2018 and July 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2018 and July 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2018 and July 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2018 and July 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2018 and July 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended July 31, 2018, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)          For the fiscal years ended July 31, 2018 and July 31, 2017, the aggregate fees billed by EY of $710,839 and $378,621, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2018	2017
Covered Services	$513,599	$318,621
Non-Covered Services	197,240	60,000

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(a)             (4) Change in the registrants independent public accountant — not applicable

Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(b)             Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 9, 2018

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	October 9, 2018